                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC for the offering to which this free writing prospectus relates.
Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-718-1649.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

                                   ----------

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

     Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

     THIS FREE WRITING PROSPECTUS, DATED MARCH 7, 2006, MAY BE AMENDED OR
COMPLETED PRIOR TO THE TIME OF SALE PROSPECTUS SUPPLEMENT (Free Writing
Prospectus to Accompany Prospectus dated June 7, 2005)

                          $2,512,732,000 (APPROXIMATE)

                     MORGAN STANLEY CAPITAL I TRUST 2006-HQ8
                                as Issuing Entity

                          MORGAN STANLEY CAPITAL I INC.
                                  as Depositor

                      MORGAN STANLEY MORTGAGE CAPITAL INC.

                        LASALLE BANK NATIONAL ASSOCIATION
                      as Sponsors and Mortgage Loan Sellers

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HQ8

                                   ----------

     Morgan Stanley Capital I Inc.is offering selected classes of its Series
2006-HQ8 Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in the Series 2006-HQ8 trust. The trust's primary assets will be 268 fixed rate mortgage loans secured by first liens on 308 multifamily and commercial properties. Distributions on the certificates will be made on the 4th business day following the 8th day or, if that day is not a business day, the next succeeding business day, of each month commencing April
2006 in accordance with the priorities described in this prospectus supplement under "Description of the Offered Certificates--Distributions." Certain classes of subordinate certificates will provide credit support to certain classes of senior certificates as described in this prospectus supplement under
"Description of the Offered Certificates--Distributions; Subordination;
Allocation of Losses and Certain Expenses." The Series 2006-HQ8 Certificates
represent interests in and obligations of the issuing entity only and are not interests in or obligations of the depositor, the sponsors or any of their respective affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.
The depositor will not list the offered certificates on any securities exchange or any automated quotation system of any national securities association.

                                   ----------

     Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page S-[__] of this prospectus supplement and page 9 of the prospectus.

                                   ----------

           Characteristics of the certificates offered to you include:

             APPROXIMATE INITIAL                         PASS-THROUGH
                 CERTIFICATE       APPROXIMATE INITIAL       RATE          RATINGS
   CLASS         BALANCE (1)        PASS-THROUGH RATE     DESCRIPTION   (MOODY'S/S&P)
   -----     -------------------   -------------------   ------------   -------------

CLASS A-1        $144,800,000%                 (2)          AAA/AAA
CLASS A-1A       $509,109,000%                 (2)          AAA/AAA
CLASS A-2        $130,400,000%                 (2)          AAA/AAA
CLASS A-3        $ 73,100,000%                 (2)          AAA/AAA
CLASS A-AB       $149,000,000%                 (2)          AAA/AAA
CLASS A-4        $905,453,000%                 (2)          AAA/AAA
CLASS A-M        $273,123,000%                 (2)          AAA/AAA
CLASS A-J        $198,014,000%                 (2)          AAA/AAA
CLASS B          $ 17,070,000%                 (2)          AA1/AA+
CLASS C          $ 40,969,000%                 (2)           AA2/AA
CLASS D          $ 34,140,000%                 (2)          AA3/AA-
CLASS E          $ 13,656,000%                 (2)           A1/A+
CLASS F          $ 23,898,000%                 (2)            A2/A

----------
(1)  The certificate balances are approximate and on the closing date may vary by up to 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

(2)  The offered certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

                                   ----------

     THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE
NOT APPROVED OR DISAPPROVED THE CERTIFICATES OFFERED TO YOU OR DETERMINED IF
THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR
COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

     Morgan Stanley & Co. Incorporated will act as co-lead manager and sole bookrunner with respect to the offered certificates. LaSalle Financial Services,
Inc. will act as co-lead manager with respect to the offered certificates.

                                   ----------

MORGAN STANLEY                                  LASALLE FINANCIAL SERVICES, INC.
BANC OF AMERICA SECURITIES LLC                             RBS GREENWICH CAPITAL

                                  March 7, 2006

[MAP OMITTED]

[6 GRAPHICS OMITTED]

[5 GRAPHICS OMITTED]

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                                   ----------

     This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

     In this prospectus supplement, the terms "depositor," "we," "our" and "us"
refer to Morgan Stanley Capital I Inc.

                                   ----------

                             EUROPEAN ECONOMIC AREA

     In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each underwriter has represented and agreed that with effect from and including the date on which the Prospectus
Directive is implemented in that relevant member state it has not made and will not make an offer of certificates to the public in that relevant member state prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the
Prospectus Directive, except that it may, with effect from and including the relevant implementation date, make an offer of certificates to the public in that relevant member state at any time:

     (a)  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

     (b)  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

     (c)  in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus
          Directive.

     For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that member state by any measure implementing the
Prospectus Directive in that member state and the expression "Prospectus
Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

                                       S-3

                                 UNITED KINGDOM

     Each underwriter has represented and agreed that:

     (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the Financial Services and Markets Act 2000 does not apply to the Depositor; and

     (b) it has complied and will comply with all applicable provisions of the
Financial Services and Markets Act 2000 with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

     The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the Financial Services and Markets Act 2000, is being made only to, or directed only at persons who (1) are outside the
United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d)
("high net worth companies, unincorporated associations, etc.") or 19
(Investment Professionals) of the Financial Services and Market Act 2000
(Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

     Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                       S-4

                                TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS

APPENDIX I - Mortgage Pool Information (Tables), Loan Group 1
   (Tables) and Loan Group 2 (Tables)........................................I-1
APPENDIX II - Certain Characteristics of the Mortgage Loans................ II-1
APPENDIX III - Certain Characteristics
   of the Mortgage Loans in Loan Group 2...................................III-1

                                       S-5

--------------------------------------------------------------------------------

                                EXECUTIVE SUMMARY

     This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                              CERTIFICATE STRUCTURE

------------------------------------------------------------------------------------------------------------------------
                                   APPROXIMATE        APPROXIMATE                    APPROXIMATE    WEIGHTED
                               INITIAL CERTIFICATE      INITIAL                       PERCENT OF     AVERAGE   PRINCIPAL
 APPROXIMATE                       BALANCE OR        PASS-THROUGH      RATINGS          TOTAL         LIFE       WINDOW
CREDIT SUPPORT      CLASS        NOTIONAL AMOUNT         RATE       (MOODY'S/S&P)   CERTIFICATES     (YRS.)     (MONTHS)
------------------------------------------------------------------------------------------------------------------------

    30.000%      Class A-1        $  144,800,000           %            Aaa/AAA         5.30%         2.99         1-57
------------------------------------------------------------------------------------------------------------------------
    30.000%      Class A-1A       $  509,109,000           %            Aaa/AAA        18.64%         9.11        1-118
------------------------------------------------------------------------------------------------------------------------
    30.000%      Class A-2        $  130,400,000           %            Aaa/AAA         4.77%         4.82        57-59
------------------------------------------------------------------------------------------------------------------------
    30.000%      Class A-3        $   73,100,000           %            Aaa/AAA         2.68%         6.75       70-104
------------------------------------------------------------------------------------------------------------------------
    30.000%      Class A-AB       $  149,000,000           %            Aaa/AAA         5.46%         7.06       59-112
------------------------------------------------------------------------------------------------------------------------
    30.000%      Class A-4        $  905,453,000           %            Aaa/AAA        33.15%         9.58      112-117
------------------------------------------------------------------------------------------------------------------------
    20.000%      Class A-M        $  273,123,000           %            Aaa/AAA        10.00%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
    12.750%      Class A-J        $  198,014,000           %            Aaa/AAA         7.25%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
    12.125%      Class B          $   17,070,000           %            Aa1/AA+         0.62%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
    10.625%      Class C          $   40,969,000           %            Aa2/AA          1.50%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
     9.375%      Class D          $   34,140,000           %            Aa3/AA-         1.25%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
     8.875%      Class E          $   13,656,000           %             A1/A+          0.50%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
     8.000%      Class F          $   23,898,000           %             A2/A           0.87%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
     7.000%      Class G          $   27,313,000           %             A3/A-          1.00%         9.79      118-118
------------------------------------------------------------------------------------------------------------------------
     5.625%      Class H          $   37,554,000           %           Baa1/BBB+        1.37%         9.86      118-119
------------------------------------------------------------------------------------------------------------------------
     4.625%      Class J          $   27,313,000           %           Baa2/BBB         1.00%         9.87      119-119
------------------------------------------------------------------------------------------------------------------------
     3.625%      Class K          $   27,312,000           %           Baa3/BBB-        1.00%         9.88      119-120
------------------------------------------------------------------------------------------------------------------------
    _______      Classes L-S      $   99,007,518          __           _________       ______         ____      _______
------------------------------------------------------------------------------------------------------------------------
    _______      Class X          $2,731,231,518           %            Aaa/AAA        ______         ____      _______
------------------------------------------------------------------------------------------------------------------------
    _______      Class X-RC       $   64,000,000           %            Aaa/AAA        ______         ____      _______
------------------------------------------------------------------------------------------------------------------------

o    The notional amount of the Class X Certificates initially will be
     $2,731,231,518 and the notional amount of the Class X-RC Certificates initially will be $64,000,000. The Class X and Class X-RC Certificates are
     not offered pursuant to the prospectus and this prospectus supplement. Any information provided in this prospectus supplement regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

o    The percentages indicated under the column "Approximate Credit Support"
     with respect to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB
     and Class A-4 Certificates represent the approximate credit support for the those certificates in the aggregate.

o    The initial certificate balance on the closing date may vary by up to 5%.
     Mortgage loans may be removed from or added to the mortgage pool prior to the closing date within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

o    The Class X, Class X-RC, Class G, Class H, Class J, Class K, Class L, Class
     M, Class N, Class O, Class P, Class Q, Class S and Class T Certificates are
     not offered pursuant to this prospectus supplement. We sometimes refer to these certificates, collectively as the "privately offered certificates."

o    For purposes of making distributions to the Class A-1, Class A-1A, Class
     A-2, Class A-3, Class A-AB and Class A-4 Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2.

o    Loan group 1 will consist of 208 mortgage loans, representing approximately
     81.4% of the initial outstanding pool balance. Loan group 2 will consist of
     60 mortgage loans, representing approximately 18.6% of the initial outstanding pool balance, and approximately 83.2% of the principal balance of all the mortgage loans secured by multifamily, manufactured housing community and mixed use properties.

o    So long as funds are sufficient on any distribution date to make distributions of all interest on that distribution date to the Class A-1,
     Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4 and Class X
     Certificates, interest distributions on the

--------------------------------------------------------------------------------

                                       S-6

--------------------------------------------------------------------------------

     Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1, interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2 and interest distributions on the Class X Certificates will be based upon amounts available relating to all the mortgage loans in the mortgage pool. However, if on any distribution date, funds are insufficient to make distributions of all interest on that distribution date to the Class A-1, Class A-1A,
     Class A-2, Class A-3, Class A-AB, Class A-4 and Class X Certificates,
     available funds will be allocated among all these classes pro rata in accordance with their interest entitlements for that distribution date, without regard to loan group.

o    Generally, the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
     Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate principal balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the
     Class A-M through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-1A, Class A-2,
     Class A-3, Class A-AB and Class A-4 Certificates, pro rata.

o    The offered certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence. The weighted average life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans that do not have "anticipated repayment dates"; (iii) payment in full on the anticipated repayment date or stated maturity date of each mortgage loan having an anticipated repayment date or stated maturity date; and (iv)
     a 0% CPR. See the assumptions set forth under "Yield, Prepayment and
     Maturity Considerations" in this prospectus supplement and under
     "Structuring Assumptions" in the "Glossary of Terms."

o    It is a condition to the issuance of the certificates that the certificates receive the ratings set forth above.

o    The Class R-I, R-II, R-III and Class T Certificates also represent ownership interests in the trust. Each Class T Certificate represents a beneficial ownership of certain excess interest in respect of mortgage loans having anticipated repayment dates. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

          Offered certificates.

          Certificates not offered pursuant to this prospectus supplement.

--------------------------------------------------------------------------------

                                       S-7

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE
CERTIFICATES OFFERED PURSUANT TO THIS PROSPECTUS SUPPLEMENT, WHICH WE GENERALLY
REFER TO AS THE "OFFERED CERTIFICATES," YOU SHOULD READ THIS ENTIRE DOCUMENT AND
THE ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL.......................   Your certificates (along with the privately
                                 offered certificates) will represent beneficial
                                 interests in a trust created by us on the
                                 closing date. All payments to you will come
                                 only from the amounts received in connection
                                 with the assets of the trust. The trust's
                                 assets will primarily consist of 268 fixed rate
                                 mortgage loans secured by first mortgage liens
                                 on 308 commercial, manufactured housing
                                 community and multifamily properties.

TITLE OF CERTIFICATES.........   Commercial Mortgage Pass-Through Certificates,
                                 Series 2006-HQ8.

MORTGAGE POOL.................   The mortgage pool consists of 268 mortgage
                                 loans with an aggregate principal balance of
                                 all mortgage loans as of the cut-off date, of
                                 approximately $2,731,231,519, which may vary on
                                 the closing date by up to 5%. Each mortgage
                                 loan requires scheduled payments of principal
                                 and/or interest to be made monthly. For
                                 purposes of those mortgage loans that have a
                                 due date on a date other than the first of the
                                 month, we have assumed that those mortgage
                                 loans are due on the first of the month for
                                 purposes of determining their cut-off dates and
                                 cut-off date balances.

                                 As of the cut-off date, the balances of the
                                 mortgage loans in the mortgage pool ranged from
                                 approximately $998,660 to approximately
                                 $266,778,306 and the mortgage loans had an
                                 approximate average balance of $10,191,162.

                                 For purposes of calculating distributions on
                                 certain classes of certificates, the mortgage
                                 loans in the mortgage pool backing the offered
                                 certificates will be divided into a loan group
                                 1 and a loan group 2.

                                 Loan group 1 will consist of all of the
                                 mortgage loans other than fifty-seven (57)
                                 mortgage loans that are secured by multifamily
                                 properties, one (1) mortgage loan that is
                                 secured by mixed use properties and two (2)
                                 mortgage loans that are secured by manufactured
                                 housing community properties. Loan group 1 will
                                 consist of two hundred eight (208) mortgage
                                 loans, with an initial outstanding loan group 1
                                 balance of $2,222,122,108, which may vary up to
                                 5%. Loan group 1 represents approximately 81.4%
                                 of the initial outstanding pool balance.

                                 Loan group 2 will consist of fifty-seven (57)
                                 of the mortgage loans that are secured by
                                 multifamily properties, one (1) mortgage loan
                                 that is secured by a mixed use property, and
                                 two (2) mortgage loans that are secured by
                                 manufactured housing community properties and
                                 have an initial outstanding loan group 2
                                 balance of $509,109,411. Loan group 2
                                 represents approximately 18.6% of the initial
                                 outstanding pool balance and approximately
                                 83.2% of the principal balance of all the
                                 mortgage loans secured by multifamily,
                                 manufactured housing community and mixed use
                                 properties.

--------------------------------------------------------------------------------

                                       S-8

--------------------------------------------------------------------------------

                                 As of the cut-off date, the balances of the
                                 mortgage loans in loan group 1 ranged from
                                 approximately $998,660 to approximately
                                 $266,778,306 and the mortgage loans in loan
                                 group 1 had an approximate average balance of
                                 $10,683,279. As of the cut-off date, the
                                 balances of the mortgage loans in loan group 2
                                 ranged from approximately $1,061,657 to
                                 approximately $28,600,000 and the mortgage
                                 loans in loan group 2 had an approximate
                                 average balance of $8,485,157.

                           RELEVANT PARTIES AND DATES

ISSUING ENTITY................   Morgan Stanley Capital I Trust 2006-HQ8, a New
                                 York common law trust, will issue the
                                 certificates. The trust will be formed pursuant
                                 to the pooling and servicing agreement between
                                 the depositor, the master servicer, the special
                                 servicer, the trustee and the paying agent. See
                                 "Transaction Parties--The Issuing Entity" in
                                 this prospectus supplement.

DEPOSITOR.....................   Morgan Stanley Capital I Inc., a Delaware
                                 corporation, is the depositor. As depositor,
                                 Morgan Stanley Capital I Inc. will acquire the
                                 mortgage loans from the mortgage loan sellers
                                 and deposit them into the trust. Morgan Stanley
                                 Capital I Inc. is an affiliate of Morgan
                                 Stanley Mortgage Capital Inc., a sponsor of
                                 this transaction and a mortgage loan seller,
                                 and Morgan Stanley & Co. Incorporated, one of
                                 the underwriters. See "Transaction Parties--The
                                 Depositor" in this prospectus supplement.

MASTER SERVICER...............   Wells Fargo Bank, National Association, a
                                 national banking association, will act as
                                 master servicer with respect to all of the
                                 mortgage loans in the trust. See "Servicing of
                                 the Mortgage Loans--General" and "Transaction
                                 Parties--Master Servicer" in this prospectus
                                 supplement. The master servicer will be
                                 primarily responsible for servicing and
                                 administering, directly or through
                                 sub-servicers, mortgage loans (a) as to which
                                 there is no default or reasonably foreseeable
                                 default that would give rise to a transfer of
                                 servicing to the special servicer and (b) as to
                                 which any such default or reasonably
                                 foreseeable default has been corrected,
                                 including as part of a work-out. In addition,
                                 the master servicer will be primarily
                                 responsible for making principal and interest
                                 advances and servicing advances under the
                                 pooling and servicing agreement.

                                 The master servicing fee in any month is an
                                 amount equal to the product of the portion of
                                 the per annum master servicing fee rate
                                 applicable to that month, determined in the
                                 same manner as the applicable mortgage rate is
                                 determined for each mortgage loan for that
                                 month, and the scheduled principal balance of
                                 each mortgage loan. The master servicing fee
                                 rate (including any subservicing or primary
                                 servicing fees) for Wells Fargo Bank, National
                                 Association will range, on a loan-by-loan
                                 basis, from 0.02% per annum to 0.13% per annum.
                                 In addition, the master servicer will be
                                 entitled to retain certain borrower-paid fees
                                 and certain income from investment of certain
                                 accounts maintained as part of the trust fund,
                                 as additional servicing compensation.

SPECIAL SERVICER..............   J.E. Robert Company, Inc., a Virginia
                                 corporation, will act as special servicer with
                                 respect to all of the mortgage loans in the
                                 trust. Generally, the special servicer will
                                 service a mortgage loan upon the occurrence of
                                 certain events that cause that mortgage loan to
                                 become a

--------------------------------------------------------------------------------

                                       S-9

--------------------------------------------------------------------------------

                                 "specially serviced mortgage loan." The special
                                 servicer's principal compensation for its
                                 special servicing activities will be the
                                 special servicing fee, the workout fee and the
                                 liquidation fee. See "Servicing of the Mortgage
                                 Loans--General" and "Transaction Parties--The
                                 Special Servicer" in this prospectus
                                 supplement.

                                 The special servicing fee is an amount equal
                                 to, in any month, the product of the portion of
                                 a rate equal to 0.25% per annum applicable to
                                 that month, determined in the same manner as
                                 the applicable mortgage rate is determined for
                                 each specially serviced mortgage loan for that
                                 month, and the scheduled principal balance of
                                 each specially serviced mortgage loan.

                                 The liquidation fee means, generally, 1.0% of
                                 the liquidation proceeds received in connection
                                 with a final disposition of a specially
                                 serviced mortgage loan or REO property or
                                 portion thereof and any condemnation proceeds
                                 and insurance proceeds received by the trust
                                 (net of any expenses incurred by the special
                                 servicer on behalf of the trust in connection
                                 with the collection of the condemnation
                                 proceeds and insurance proceeds) including in
                                 connection with a repurchase of an A Note by
                                 the holder of the related B Note, unless
                                 otherwise provided in the related intercreditor
                                 agreement.

                                 The workout fee is a fee payable with respect
                                 to any rehabilitated mortgage loan (which means
                                 a specially serviced mortgage loan as to which
                                 three consecutive scheduled payments have been
                                 made, there is no other event causing it to
                                 constitute a specially serviced mortgage loan,
                                 and certain other conditions have been met) or
                                 B Note, equal to 1.0% of the amount of each
                                 collection of interest (other than default
                                 interest and any excess interest) and principal
                                 received (including any condemnation proceeds
                                 received and applied as a collection of the
                                 interest and principal) on the mortgage loan or
                                 B Note for so long as it remains a
                                 rehabilitated mortgage loan.

                                 In addition, the special servicer will be
                                 entitled to retain certain borrower-paid fees
                                 and certain income from investment of certain
                                 accounts maintained as part of the trust fund,
                                 as additional servicing compensation.

TRUSTEE AND CUSTODIAN.........   U.S. Bank National Association, a national
                                 banking association, will act as trustee of the
                                 trust on behalf of the Series 2006-HQ8
                                 certificateholders and as custodian. See
                                 "Transaction Parties--The Trustee" in this
                                 prospectus supplement. In addition, the trustee
                                 will be primarily responsible for back-up
                                 advancing if the master servicer fails to
                                 perform its advancing obligations. Following
                                 the transfer of the underlying mortgage loans
                                 into the trust, the trustee, on behalf of the
                                 trust, will become the holder of each mortgage
                                 loan transferred to the trust.

                                 The trustee fee is an amount equal to, in any
                                 month, the product of the portion of a rate
                                 equal to 0.00084% per annum applicable to that
                                 month, determined in the same manner as the
                                 applicable mortgage rate is determined for each
                                 mortgage loan for that month, and the scheduled
                                 principal balance of each mortgage loan. A
                                 portion of the trustee fee is payable to the
                                 paying agent.

PAYING AGENT..................   LaSalle Bank National Association will act as
                                 the paying agent, certificate registrar and
                                 authenticating agent for the certificates.

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                                      S-10

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                                 LaSalle Bank National Association is also a
                                 sponsor and a mortgage loan seller. The paying
                                 agent will also have, or be responsible for
                                 appointing an agent to perform, additional
                                 duties with respect to tax administration of
                                 the issuing entity. A portion of the trustee
                                 fee is payable to the paying agent. See
                                 "Transaction Parties--The Paying Agent,
                                 Certificate Registrar and Authenticating Agent"
                                 in this prospectus supplement.

OPERATING ADVISER.............   The holders of certificates representing more
                                 than 50% of the aggregate certificate balance
                                 of the most subordinate class of certificates
                                 outstanding at any time of determination, or,
                                 if the certificate balance of that class of
                                 certificates is less than 25% of the initial
                                 certificate balance of that class, the next
                                 most subordinate class of certificates, may
                                 appoint a representative to act as operating
                                 adviser for the purposes described in this
                                 prospectus supplement; provided, that with
                                 respect to any A/B Mortgage Loan, a holder of
                                 the related B Note will, to the extent set
                                 forth in the related intercreditor agreement,
                                 instead be entitled to the rights and powers
                                 granted to the operating adviser under the
                                 pooling and servicing agreement to the extent
                                 those rights and powers relate to the related
                                 A/B Mortgage Loan (but only so long as the
                                 holder of the related B Note is the directing
                                 holder with respect to that mortgage loan). The
                                 initial operating adviser will be JER Investors
                                 Trust Inc., an affiliate of the special
                                 servicer.

SPONSORS......................   Morgan Stanley Mortgage Capital Inc., a New
                                 York corporation and LaSalle Bank National
                                 Association, a national banking association are
                                 sponsors of this transaction. As sponsors,
                                 Morgan Stanley Mortgage Capital Inc. and
                                 LaSalle Bank National Association have
                                 organized and initiated the transactions in
                                 which the certificates will be issued and will
                                 sell mortgage loans to the depositor. The
                                 depositor will transfer the mortgage loans to
                                 the trust, and the trust will then issue the
                                 certificates. Morgan Stanley Mortgage Capital
                                 Inc. is an affiliate of the depositor and
                                 Morgan Stanley & Co. Incorporated, one of the
                                 underwriters. LaSalle Bank National Association
                                 is the parent of LaSalle Financial Services,
                                 Inc., one of the underwriters, and is the
                                 paying agent, certificate registrar and
                                 authenticating agent for the certificates. See
                                 "Transaction Parties--The Sponsors, Mortgage
                                 Loan Sellers and Originators" in this
                                 prospectus supplement.

MORTGAGE LOAN SELLERS.........   Morgan Stanley Mortgage Capital Inc. will sell
                                 us 153 mortgage loans (which include 128
                                 mortgage loans in loan group 1 and 25 mortgage
                                 loans in loan group 2), representing 58.6% of
                                 the initial outstanding pool balance (and
                                 representing 64.7% of the initial loan group 1
                                 balance and 31.9% of the initial outstanding
                                 loan group 2 balance).

                                 LaSalle Bank National Association will sell us
                                 115 mortgage loans (which include 80 mortgage
                                 loans in loan group 1 and 35 mortgage loans in
                                 loan group 2), representing 41.4% of the
                                 initial outstanding pool balance (and
                                 representing 35.3% of the initial loan group 1
                                 balance and 68.1% of the initial outstanding
                                 loan group 2 balance).

                                 See "Transaction Parties--The Sponsors,
                                 Mortgage Loan Sellers and Originators" in this
                                 prospectus supplement.

ORIGINATORS...................   Each mortgage loan seller or its affiliate
                                 originated the mortgage loans as to which it is
                                 acting as mortgage loan seller. See
                                 "Transaction

--------------------------------------------------------------------------------

                                      S-11

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                                 Parties--The Sponsors, Mortgage Loan Sellers
                                 and Originators" in this prospectus supplement.

UNDERWRITERS..................   Morgan Stanley & Co. Incorporated, LaSalle
                                 Financial Services, Inc., Banc of America
                                 Securities LLC and Greenwich Capital Markets,
                                 Inc. Morgan Stanley & Co. Incorporated is an
                                 affiliate of Morgan Stanley Mortgage Capital
                                 Inc., one of the sponsors and originators, and
                                 of the depositor. LaSalle Financial Services,
                                 Inc. is a subsidiary of LaSalle Bank National
                                 Association, one of the sponsors and
                                 originators, the paying agent, the certificate
                                 registrar and the authenticating agent.

CUT-OFF DATE..................   March 1, 2006, or with respect to Mortgage Loan
                                 Nos. 1-5, February 28, 2006. For purposes of
                                 the information contained in this prospectus
                                 supplement (including the appendices to this
                                 prospectus supplement), scheduled payments due
                                 in March 2006 with respect to mortgage loans
                                 not having payment dates on the first day of
                                 each month have been deemed received on March
                                 1, 2006, not the actual day on which the
                                 scheduled payments were due.

CLOSING DATE..................   On or about March __, 2006.

DETERMINATION DATE............   The 8th day of each month, or, if the 8th day
                                 is not a business day, the next succeeding
                                 business day, commencing in April 2006.

DISTRIBUTION DATE.............   The 4th business day after the related
                                 determination date, commencing in April 2006.

RECORD DATE...................   With respect to each distribution date, the
                                 close of business on the last business day of
                                 the preceding calendar month.

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                                      S-12

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EXPECTED FINAL DISTRIBUTION      ------------------------------
   DATES......................   Class A-1    December 12, 2010
                                 ------------------------------
                                 Class A-1A   January 12, 2016
                                 ------------------------------
                                 Class A-2    February 12, 2011
                                 ------------------------------
                                 Class A-3    November 12, 2014
                                 ------------------------------
                                 Class A-AB   July 12, 2015
                                 ------------------------------
                                 Class A-4    December 12, 2015
                                 ------------------------------
                                 Class A-M    January 12, 2016
                                 ------------------------------
                                 Class A-J    January 12, 2016
                                 ------------------------------
                                 Class B      January 12, 2016
                                 ------------------------------
                                 Class C      January 12, 2016
                                 ------------------------------
                                 Class D      January 12, 2016
                                 ------------------------------
                                 Class E      January 12, 2016
                                 ------------------------------
                                 Class F      January 12, 2016
                                 ------------------------------

                                 The Expected Final Distribution Date for each
                                 class of certificates is the date on which that
                                 class is expected to be paid in full, assuming
                                 no delinquencies, losses, modifications,
                                 extensions of maturity dates, repurchases or
                                 prepayments of the mortgage loans after the
                                 initial issuance of the certificates and
                                 according to the "Structuring Assumptions." Any
                                 mortgage loans with anticipated repayment dates
                                 are assumed to repay in full on those dates.
                                 The actual final distribution date for any
                                 class may be earlier or later (and could be
                                 substantially later) than the expected final
                                 distribution date.

RATED
   FINAL DISTRIBUTION DATE....   As to each class of certificates, the
                                 distribution date in March 2044, which is the
                                 first distribution date that follows by at
                                 least 24 months the end of the amortization
                                 term for the mortgage loan that, as of the
                                 cut-off date, has the longest remaining
                                 amortization term.

                              OFFERED CERTIFICATES

GENERAL.......................   We are offering the following thirteen (13)
                                 classes of our Series 2006-HQ8 Commercial
                                 Mortgage Pass-Through Certificates:

                                 o    Class A-l

                                 o    Class A-1A

                                 o    Class A-2

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                                      S-13

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                                 o    Class A-3

                                 o    Class A-AB

                                 o    Class A-4

                                 o    Class A-M

                                 o    Class A-J

                                 o    Class B

                                 o    Class C

                                 o    Class D

                                 o    Class E

                                 o    Class F

                                 The entire series will consist of a total of
                                 thirty (30) classes, the following seventeen
                                 (17) of which are not being offered by this
                                 prospectus supplement and the accompanying
                                 prospectus: Class X, Class X-RC, Class G, Class
                                 H, Class J, Class K, Class L, Class M, Class N,
                                 Class O, Class P, Class Q, Class S, Class T,
                                 Class R-I, Class R-II and Class R-III.

CERTIFICATE BALANCE ..........   Your certificates will have the approximate
                                 aggregate initial certificate balance presented
                                 on the cover page hereof, and this balance may
                                 vary by up to 5% on the closing date. Mortgage
                                 loans may be removed from or added to the
                                 mortgage pool prior to the closing date within
                                 such maximum permitted variance. Any reduction
                                 or increase in the number of mortgage loans
                                 within these parameters will result in
                                 consequential changes to the initial
                                 certificate balance of each class of offered
                                 certificates and to the other statistical data
                                 contained in this prospectus supplement. No
                                 changes in the statistical data will be made in
                                 the final prospectus supplement unless such
                                 changes are material.

                                 The certificate balance at any time is the
                                 maximum amount of principal distributable to a
                                 class and is subject to adjustment on each
                                 distribution date to reflect any reductions
                                 resulting from distributions of principal to
                                 that class or any allocations of losses to the
                                 certificate balance of that class.

                                 The Class X Certificates, which are private
                                 certificates, will not have certificate
                                 balances; this class of certificates will
                                 instead represent the right to receive
                                 distributions of interest accrued as described
                                 in this prospectus supplement on a notional
                                 amount. The notional amount of the Class X
                                 Certificates will be equal to the aggregate of
                                 the certificate balances of the classes of
                                 certificates (other than the Class T, Class X,
                                 Class X-RC, Class R-I, Class R-II and Class
                                 R-III Certificates) outstanding from time to
                                 time. Accordingly, the notional amount of the
                                 Class X Certificates will be reduced on each
                                 distribution date by any distributions of
                                 principal actually made on, and any losses
                                 actually allocated to the certificate balance
                                 of, any class of certificates (other than the
                                 Class T, Class X, Class X-RC, Class R-I, Class
                                 R-II and Class R-III Certificates) outstanding
                                 from time to time.

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                                      S-14

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                                 The notional amount of the Class X-RC
                                 Certificates, as of any date of determination,
                                 will be equal to the then total principal
                                 balance of the Ritz-Carlton IO Component which
                                 had an initial principal balance of $64,000,000
                                 as of the Cut-off Date.

                                 The notional amount of the Class X-RC
                                 Certificates will be reduced (but not below
                                 zero) on each distribution date by collections
                                 and advances of principal on the Ritz-Carlton
                                 IO Component distributed to the
                                 Certificateholders and losses on the
                                 Ritz-Carlton Pari Passu Loan allocated to the
                                 Certificateholders.

                                 Any information provided in this prospectus
                                 supplement regarding the characteristics of the
                                 Class X and Class X-RC Certificates, which are
                                 not offered pursuant to this prospectus
                                 supplement, is provided only to enhance your
                                 understanding of the offered certificates.

PASS-THROUGH RATES ...........   Your certificates will accrue interest at an
                                 annual rate called a pass-through rate. The
                                 approximate initial pass-through rates for each
                                 class of offered certificates is set forth on
                                 the cover page hereof.

                                 Interest on your certificates will be
                                 calculated on the basis of a 360-day year
                                 consisting of twelve 30-day months, also
                                 referred to in this prospectus supplement as a
                                 30/360 basis.

                                 The offered certificates will, at all times,
                                 accrue interest at a per annum rate equal to
                                 (i) a fixed rate, (ii) a fixed rate subject to
                                 a cap equal to the weighted average net
                                 mortgage rate or (iii) a rate equal to the
                                 weighted average net mortgage rate less a
                                 specified percentage, which percentage may be
                                 zero.

                                 The weighted average net mortgage rate for a
                                 particular distribution date is a weighted
                                 average of the interest rates on the mortgage
                                 loans minus a weighted average annual
                                 administrative cost rate, which includes the
                                 master servicing fee rate (including any
                                 subservicing or primary servicing fees), any
                                 excess servicing fee rate and the trustee fee
                                 rate. The relevant weighting is based upon the
                                 respective principal balances of the mortgage
                                 loans as in effect immediately prior to the
                                 relevant distribution date. For purposes of
                                 calculating the weighted average net mortgage
                                 rate, the mortgage loan interest rates will not
                                 include any default interest rate. The mortgage
                                 loan interest rates will also be determined
                                 without regard to any loan term modifications
                                 agreed to by the special servicer or resulting
                                 from any borrower's bankruptcy or insolvency.
                                 In addition, for purposes of calculating the
                                 weighted average net mortgage rate, if a
                                 mortgage loan does not accrue interest on a
                                 30/360 basis, its interest rate for any month
                                 will, in general, be deemed to be the rate per
                                 annum that, when calculated on a 30/360 basis,
                                 will produce the amount of interest that
                                 actually accrues on that mortgage loan in that
                                 month.

                                 The pass-through rate applicable to the Class X
                                 Certificates for the initial distribution date
                                 will equal approximately % per annum.

                                 The pass-through rate applicable to the Class X
                                 Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective Class X Strip Rates at which
                                 interest accrues from time to time on the
                                 respective components of the total notional
                                 amount of the Class X Certificates outstanding
                                 immediately prior to the related distribution
                                 date (weighted on the basis of the

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                                      S-15

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                                 respective balances of those components
                                 outstanding immediately prior to that
                                 distribution date). Each of those components
                                 will equal the certificate balance of one of
                                 the classes of Certificates with a principal
                                 balance. The applicable Class X Strip Rate with
                                 respect to each component for each distribution
                                 date will equal the excess, if any, of (a) the
                                 weighted average net mortgage rate for the
                                 distribution date, over (b) the pass-through
                                 rate for the distribution date for the related
                                 class of Certificates with a principal balance.
                                 Under no circumstances will any Class X Strip
                                 Rate be less than zero.

                                 The pass-through rate for the Class X-RC
                                 Certificates for each distribution date will be
                                 the Class X-RC Strip Rate.

                                 The Class G, Class H, Class J and Class K
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to (i) a
                                 fixed rate, (ii) a fixed rate subject to a cap
                                 equal to the weighted average net mortgage rate
                                 or (iii) a rate equal to the weighted average
                                 net mortgage rate less a specified percentage,
                                 which percentage may be zero. The pass-through
                                 rate applicable to the Class L, Class M, Class
                                 N, Class O, Class P, Class Q and Class S
                                 Certificates will, at all times, be a per annum
                                 rate equal to the lesser of % and the weighted
                                 average net mortgage rate. The Class T
                                 Certificates do not have a pass-through rate
                                 and are entitled to receive only excess
                                 interest on ARD loans following the anticipated
                                 repayment date of the ARD loans.

DISTRIBUTIONS
A. AMOUNT AND ORDER OF
      DISTRIBUTIONS...........   On each distribution date, you will be entitled
                                 to receive interest and principal distributed
                                 from funds available for distribution from the
                                 mortgage loans, net of excess interest, excess
                                 liquidation proceeds and specified trust
                                 expenses, including all servicing fees, trustee
                                 fees and related compensation, in an amount
                                 equal to your certificate's interest and
                                 principal entitlement, subject to:

                                 (i)  payment of the respective interest
                                      entitlement for any class of certificates
                                      bearing an earlier alphabetical
                                      designation (except in respect of the
                                      distribution of interest among the Class
                                      A-1, Class A-1A, Class A-2, Class A-3,
                                      Class A-AB, Class A-4 and Class X
                                      Certificates, which will have the same
                                      senior priority and be distributed pro
                                      rata and except that distributions to the
                                      Class A-M Certificates will be paid after
                                      distributions to the foregoing classes and
                                      except that the Class A-J Certificates are
                                      paid after distributions to the Class A-M
                                      Certificates and except that the Class
                                      X-RC Certificates will have a senior
                                      priority with respect to, and will receive
                                      interest payments solely from, the
                                      Ritz-Carlton Pari Passu Loan), and

                                 (ii) if applicable, payment of the respective
                                      principal entitlement for the distribution
                                      date to outstanding classes of
                                      certificates having an earlier
                                      alphabetical designation until the
                                      principal balance of each Class has been
                                      reduced to zero; provided, however, that
                                      the Class A-AB Certificates have certain
                                      priority with respect to reducing the
                                      principal balance of those certificates to
                                      their planned principal balance, as
                                      described in this prospectus supplement;
                                      and provided that the Class A-M
                                      Certificates receive distributions of
                                      principal only after distributions of
                                      principal are made to the Class A-1, Class
                                      A-1A, Class A-2, Class A-3, Class A-AB and
                                      Class A-4 Certificates and that the Class
                                      A-J Certificates receive distributions

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                                      S-16

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                                      of principal only after distributions are
                                      made to the Class A-M Certificates.

                                 The Class A-1, Class A-2, Class A-3, Class A-AB
                                 and Class A-4 Certificates will have priority
                                 to payments received in respect of mortgage
                                 loans included in loan group 1. The Class A-1A
                                 Certificates will have priority to payments
                                 received in respect of mortgage loans included
                                 in loan group 2.

B. INTEREST AND PRINCIPAL
      ENTITLEMENTS ...........   A description of the interest entitlement
                                 payable to each Class can be found in
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement. As described in that section, there
                                 are circumstances relating to the timing of
                                 prepayments in which your interest entitlement
                                 for a distribution date could be less than one
                                 full month's interest at the pass-through rate
                                 on your certificate's principal balance. In
                                 addition, the right of the master servicer, the
                                 special servicer and the trustee to
                                 reimbursement for payment of nonrecoverable
                                 advances, payment of compensation and
                                 reimbursement of certain costs and expenses
                                 will be prior to your right to receive
                                 distributions of principal or interest.

                                 The Class R-I, Class R-II, Class R-III, Class
                                 T, Class X and Class X-RC Certificates will not
                                 be entitled to principal distributions. The
                                 amount of principal required to be distributed
                                 on the classes entitled to principal on a
                                 particular distribution date will, in general,
                                 be equal to the sum of:

                                 o    the principal portion of all scheduled
                                      payments, other than balloon payments, to
                                      the extent received or advanced by the
                                      master servicer or other party (in
                                      accordance with the pooling and servicing
                                      agreement) during the related collection
                                      period;

                                 o    all principal prepayments and the
                                      principal portion of balloon payments
                                      received during the related collection
                                      period;

                                 o    the principal portion of other collections
                                      on the mortgage loans received during the
                                      related collection period, for example,
                                      liquidation proceeds, condemnation
                                      proceeds, insurance proceeds and income on
                                      "real estate owned;" and

                                 o    the principal portion of proceeds of
                                      mortgage loan repurchases received during
                                      the related collection period; subject,
                                      however, to the adjustments described in
                                      this prospectus supplement. See the
                                      definition of "Principal Distribution
                                      Amount" in the "Glossary of Terms."

C. PREPAYMENT PREMIUMS/YIELD
      MAINTENANCE CHARGES.....   The manner in which any prepayment premiums and
                                 yield maintenance charges received during a
                                 particular collection period will be allocated
                                 to the Class X and the Class X-RC Certificates,
                                 on the one hand, and the classes of
                                 certificates entitled to principal, on the
                                 other hand, is described in "Description of the
                                 Offered Certificates--Distributions" in this
                                 prospectus supplement.

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                                      S-17

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SUBORDINATION

A. GENERAL ...................   The chart below describes the manner in which
                                 the rights of various classes will be senior to
                                 the rights of other classes. Entitlement to
                                 receive principal and interest (other than
                                 excess liquidation proceeds and certain excess
                                 interest in connection with any mortgage loan
                                 having an anticipated repayment date) on any
                                 distribution date is depicted in descending
                                 order. The manner in which mortgage loan losses
                                 (including interest losses other than losses
                                 with respect to certain excess interest in
                                 connection with any mortgage loan having an
                                 anticipated repayment date) are allocated is
                                 depicted in ascending order.

                                          -----------------------------
                                             Class A-l, Class A-1A*,
                                           Class A-2, Class A-3, Class
                                                A-AB**, Class A-4,
                                          Class-X*** and Class X-RC****
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                    Class A-M
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                    Class A-J
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                     Class B
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                     Class C
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                     Class D
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                     Class E
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                     Class F
                                          -----------------------------
                                                        |
                                          -----------------------------
                                                   Classes G-S
                                          -----------------------------

                                 NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE
                                 AVAILABLE TO YOU AS A HOLDER OF OFFERED
                                 CERTIFICATES.

                                 *The Class A-1A Certificates have a priority to
                                 entitlement to principal payments received in
                                 respect of mortgage loans included in loan
                                 group 2. The Class A-1, Class A-2, Class A-3,
                                 Class A-AB and Class A-4 Certificates have a
                                 priority entitlement to principal payments
                                 received in respect of mortgage loans included
                                 in loan group 1. See

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                                      S-18

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                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement.

                                 **The Class A-AB Certificates have priority
                                 with respect to receiving distributions of
                                 principal from the portion of those amounts
                                 attributable to loan group 1 and, after the
                                 principal balance of the Class A-1A
                                 Certificates has been reduced to zero, the
                                 portion of those amounts attributable to loan
                                 group 2, to reduce its Certificate Balance to
                                 the Planned Principal Balance, as described in
                                 this prospectus supplement.

                                 ***Interest only certificates. No principal
                                 payments or realized loan losses in respect of
                                 principal will be allocated to the Class X
                                 Certificates. However, any mortgage loan losses
                                 will reduce the notional amount of the Class X
                                 Certificates.

                                 ****Interest only certificates. No principal
                                 payments or realized loan losses in respect of
                                 principal will be allocated to the Class X-RC
                                 Certificates. However, any mortgage loan losses
                                 with respect to the Ritz-Carlton IO Component
                                 will reduce the notional amount of the Class
                                 X-RC Certificates. The Class X-RC Certificates
                                 receive distributions solely from the
                                 Ritz-Carlton IO Component, and have priority
                                 with respect to receiving distributions
                                 therefrom.

B. SHORTFALLS IN
      AVAILABLE FUNDS.........   The following types of shortfalls in available
                                 funds will reduce amounts available for
                                 distribution and will be allocated in the same
                                 manner as mortgage loan losses. Among the
                                 causes of these shortfalls are the following:

                                 o    shortfalls resulting from compensation
                                      which the special servicer is entitled to
                                      receive;

                                 o    shortfalls resulting from interest on
                                      advances made by the master servicer or
                                      the trustee, to the extent not covered by
                                      default interest and late payment charges
                                      paid by the borrower; and

                                 o    shortfalls resulting from a reduction of a
                                      mortgage loan's interest rate by a
                                      bankruptcy court or other modification or
                                      from other unanticipated, extraordinary or
                                      default-related expenses of the trust.

                                 Shortfalls in mortgage loan interest as a
                                 result of the timing of voluntary and
                                 involuntary prepayments (net of certain amounts
                                 required to be used by the master servicer to
                                 offset those shortfalls) will be allocated to
                                 each class of certificates in accordance with
                                 their respective interest entitlements as
                                 described in this prospectus supplement.

                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE
   MORTGAGE POOL

A. GENERAL ...................   All numerical information in this prospectus
                                 supplement concerning the mortgage loans is
                                 approximate. All weighted average information
                                 regarding the mortgage loans reflects the
                                 weighting of the mortgage loans based upon
                                 their outstanding principal balances as of the
                                 cut-off date. With respect to mortgage loans
                                 not having due dates on the first day of each
                                 month, scheduled payments due in March 2006
                                 have been deemed received on March 1, 2006.

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                                      S-19

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                                 When information presented in this prospectus
                                 supplement with respect to mortgaged properties
                                 is expressed as a percentage of the initial
                                 pool balance, the percentages are based upon
                                 the cut-off date principal balances of the
                                 related mortgage loans or with respect to an
                                 individual property securing a multi-property
                                 mortgage loan, the portions of those loan
                                 balances allocated to such properties. The
                                 allocated loan amount for each mortgaged
                                 property securing a multi-property mortgage
                                 loan is set forth on Appendix II to this
                                 prospectus supplement.

B. PRINCIPAL BALANCES ........   The trust's primary assets will be two hundred
                                 sixty-eight (268) mortgage loans (which include
                                 208 mortgage loans in loan group 1 and 60
                                 mortgage loans in loan group 2) with an
                                 aggregate principal balance as of the cut-off
                                 date of approximately $2,731,231,519 (which
                                 includes $2,222,122,108 in loan group 1 and
                                 $509,109,411 in loan group 2). It is possible
                                 that the aggregate mortgage loan balance, the
                                 initial outstanding loan group 1 balance and
                                 the initial outstanding loan group 2 balance
                                 will vary by up to 5% on the closing date. As
                                 of the cut-off date, the principal balance of
                                 the mortgage loans in the mortgage pool ranged
                                 from approximately $998,660 to approximately
                                 $266,778,306 (and the balances of the mortgage
                                 loans ranged from approximately $998,660 to
                                 approximately $266,778,306 in loan group 1 and
                                 from approximately $1,061,657 to approximately
                                 $28,600,000 in loan group 2) and the mortgage
                                 loans had an approximate average balance of
                                 $10,191,162 (and an approximate average balance
                                 of $10,683,279 in loan group 1 and $8,485,157
                                 in loan group 2).

C. FEE SIMPLE/LEASEHOLD ......   Two hundred ninety-six (296) mortgaged
                                 properties, securing mortgage loans
                                 representing 90.4% of the initial outstanding
                                 pool balance (which include two hundred
                                 thirty-six (236) mortgaged properties in loan
                                 group 1, representing 88.2% of the initial
                                 outstanding loan group 1 balance, and sixty
                                 (60) mortgaged properties in loan group 2,
                                 representing 100% of the initial outstanding
                                 loan group 2 balance), are subject to a
                                 mortgage, deed of trust or similar security
                                 instrument that creates a first mortgage lien
                                 on a fee simple estate in those mortgaged
                                 properties.

                                 Four (4) mortgaged properties, securing
                                 mortgage loans representing 4.8% of the initial
                                 outstanding pool balance (and representing 5.9%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a mortgage, deed of
                                 trust or similar security instrument that
                                 creates a first mortgage lien on a fee interest
                                 in a portion of those mortgaged properties and
                                 a leasehold interest in the remaining portion
                                 of those mortgaged properties. In circumstances
                                 where both the fee and leasehold interest in
                                 the entire mortgaged property are encumbered,
                                 we have treated that as an encumbered fee
                                 interest.

                                 Eight (8) mortgaged properties, securing
                                 mortgage loans representing 4.8% of the initial
                                 outstanding pool balance (representing 5.9% of
                                 the initial outstanding loan group 1 balance),
                                 are subject to a first mortgage lien on a
                                 leasehold interest in those mortgaged
                                 properties.

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                                      S-20

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D. PROPERTY TYPES ............   The following table shows how the mortgage
                                 loans are secured by collateral which is
                                 distributed among different types of
                                 properties.

                                 ----------------------------------------------
                                                        Percentage
                                                        of Initial    Number of
                                                        Outstanding   Mortgaged
                                     Property Type     Pool Balance  Properties
                                 ----------------------------------------------
                                 Retail                    33.3%         121
                                 ----------------------------------------------
                                 Office                    22.8%          55
                                 ----------------------------------------------
                                 Multifamily               18.6%          61
                                 ----------------------------------------------
                                 Hospitality               11.1%          11
                                 ----------------------------------------------
                                 Industrial                 8.6%          29
                                 ----------------------------------------------
                                 Manufactured Housing
                                 Community                  2.0%           6
                                 ----------------------------------------------
                                 Mixed Use                  1.8%           8
                                 ----------------------------------------------
                                 Self Storage               1.6%          16
                                 ----------------------------------------------
                                 Other                      0.3%           1
                                 ----------------------------------------------

                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

E. PROPERTY LOCATION .........   The number of mortgaged properties, and the
                                 approximate percentage of the aggregate
                                 principal balance of the mortgage loans secured
                                 by mortgaged properties located in the six (6)
                                 states with the highest concentrations of
                                 mortgaged properties, are as described in the
                                 table below:

                                 --------------------------------------------
                                                     Percentage
                                                     of Initial     Number of
                                                     Outstanding    Mortgaged
                                 Geographic Areas   Pool Balance   Properties
                                 --------------------------------------------
                                 California             11.0%          38
                                 --------------------------------------------
                                    Southern             8.6%          29
                                 --------------------------------------------
                                    Northern             2.4%           9
                                 --------------------------------------------
                                 New York                8.2%          13
                                 --------------------------------------------
                                 Texas                   6.9%          24
                                 --------------------------------------------
                                 Indiana                 6.7%          17
                                 --------------------------------------------
                                 Pennsylvania            6.4%          27
                                 --------------------------------------------
                                 Maryland                6.3%          15
                                 --------------------------------------------

                                 The remaining mortgaged properties are located
                                 throughout thirty-two (32) States and the
                                 District of Columbia. None of these property
                                 locations has a concentration of mortgaged
                                 properties that represents security for more
                                 than 5.0% of the initial outstanding pool
                                 balance, as of the cut-off date. Northern
                                 California includes areas with zip codes above
                                 93600 and Southern California includes areas
                                 with zip codes of 93600 and below.

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                                      S-21

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                                 For information regarding the location of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

F. OTHER MORTGAGE LOAN
      FEATURES ...............   As of the cut-off date, the mortgage loans had
                                 the following characteristics:

                                 o    The most recent scheduled payment of
                                      principal and interest on any mortgage
                                      loan was not thirty days or more past due,
                                      and no mortgage loan had been thirty days
                                      or more past due in the past year;

                                 o    Twenty-six (26) groups of mortgage loans
                                      were made to the same borrower or to
                                      borrowers that are affiliated with one
                                      another through partial or complete direct
                                      or indirect common ownership (which
                                      include seventeen (17) groups of mortgage
                                      loans exclusively in loan group 1 and six
                                      (6) groups of mortgage loans exclusively
                                      in loan group 2). Of these twenty-six (26)
                                      groups, the 3 largest groups represent
                                      5.6%, 3.6% and 2.6%, respectively, of the
                                      initial outstanding pool balance. See
                                      Appendix II attached to this prospectus
                                      supplement. The related borrower
                                      concentrations of the 3 largest groups
                                      exclusively in loan group 1 represent
                                      6.9%, 3.2% and 1.8%, respectively, of the
                                      initial outstanding loan group 1 balance,
                                      and the three largest groups of mortgage
                                      loans exclusively in loan group 2
                                      represent 19.2%, 8.2% and 2.7%,
                                      respectively, of the initial outstanding
                                      loan group 2 balance. In addition, three
                                      (3) groups of mortgage loans were made to
                                      the same borrower that are affiliated with
                                      one another through partial or complete
                                      direct or indirect common ownership that
                                      have mortgage loans included in both loan
                                      group 1 and loan group 2 and represent
                                      3.0% of the initial outstanding pool
                                      balance;

                                 o    Sixty-two (62) mortgaged properties,
                                      securing mortgage loans representing 16.2
                                      % of the initial outstanding pool balance
                                      (representing 19.9% of the initial
                                      outstanding loan group 1 balance), are
                                      each 100% leased to a single tenant;

                                 o    All of the mortgage loans bear interest at
                                      fixed rates;

                                 o    Fixed periodic payments on the mortgage
                                      loans are generally determined assuming
                                      interest is calculated on a 30/360 basis,
                                      but interest actually accrues and is
                                      applied on certain mortgage loans on an
                                      actual/360 basis. Accordingly, there will
                                      be less amortization of the principal
                                      balance during the term of these mortgage
                                      loans, resulting in a higher final payment
                                      on these mortgage loans; and

                                 o    No mortgage loan permits negative
                                      amortization or the deferral of accrued
                                      interest (except excess interest that
                                      would accrue in the case of any mortgage
                                      loan having an anticipated repayment date
                                      after the applicable anticipated repayment
                                      date for the related mortgage loan).

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                                      S-22

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G. BALLOON LOANS/ARD LOANS....   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

                                 o    Two hundred sixty-eight (268) mortgage
                                      loans, representing 100% of the initial
                                      outstanding pool balance, are "balloon
                                      loans" (which include two hundred eight
                                      (208) mortgage loans in loan group 1,
                                      representing 100% of the initial
                                      outstanding loan group 1 balance, and
                                      sixty (60) mortgage loans in loan group 2,
                                      representing 100% of the initial
                                      outstanding loan group 2 balance). Ten
                                      (10) of these mortgage loans, representing
                                      6.4% of the initial outstanding pool
                                      balance (representing 7.9% of the initial
                                      outstanding loan group 1 balance), are
                                      mortgage loans than have an anticipated
                                      repayment date that provides for an
                                      increase in the mortgage rate and/or
                                      principal amortization at a specified date
                                      prior to stated maturity. One (1) of the
                                      balloon loans, representing 9.8% of the
                                      initial outstanding pool balance
                                      (representing 12.0% of the initial
                                      outstanding loan group 1 balance),
                                      amortizes principal in accordance with the
                                      schedule attached to this prospectus
                                      supplement as Schedule B. For purposes of
                                      this prospectus supplement, we consider a
                                      mortgage loan to be a "balloon loan" if
                                      its principal balance is not scheduled to
                                      be fully or substantially amortized by the
                                      loan's stated maturity date or anticipated
                                      repayment date, as applicable.

H. INTEREST ONLY LOANS........   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

                                 o    One hundred seven (107) mortgage loans,
                                      representing 43.7% of the initial
                                      outstanding pool balance (which include
                                      seventy-six (76) mortgage loans in loan
                                      group 1, representing 37.6% of the initial
                                      outstanding loan group 1 balance, and
                                      thirty-one (31) mortgage loans in loan
                                      group 2, representing 70.5% of the initial
                                      outstanding loan group 2 balance),
                                      currently provide for monthly payments of
                                      interest only for a portion of their
                                      respective terms, ranging from 12 months
                                      to 60 months, and then provide for the
                                      monthly payment of principal and interest
                                      over their respective remaining terms; and

                                 o    Twenty-one (21) mortgage loans,
                                      representing 15.0% of the initial
                                      outstanding pool balance (which include
                                      nineteen (19) mortgage loans in loan group
                                      1, representing 17.7% of the initial
                                      outstanding loan group 1 balance, and two
                                      (2) mortgage loans in loan group 2,
                                      representing 3.1% of the initial
                                      outstanding loan group 2 balance),
                                      currently provide for monthly payments of
                                      interest only for their entire respective
                                      terms.

I. PREPAYMENT/DEFEASANCE
      PROVISIONS..............   As of the cut-off date, all of the mortgage
                                 loans restricted voluntary principal
                                 prepayments as follows:

                                 o    Two hundred thirty (230) mortgage loans,
                                      representing 88.2% of the initial
                                      outstanding pool balance (which include
                                      one hundred seventy-seven (177) mortgage
                                      loans in loan group 1, representing 86.7%
                                      of the initial outstanding loan group 1
                                      balance, and fifty-three (53) mortgage
                                      loans in loan group 2, representing 94.5%
                                      of the initial outstanding loan group 2
                                      balance), prohibit voluntary principal
                                      prepayments for a period ending on a date
                                      determined by

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                                      S-23

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                                      the related mortgage note (which may be
                                      the maturity date), which period is
                                      referred to in this prospectus supplement
                                      as a lock-out period, but permit the
                                      related borrower, after an initial period
                                      of at least two years following the date
                                      of issuance of the certificates, to
                                      defease the mortgage loan by pledging
                                      "government securities" as defined in the
                                      Investment Company Act of 1940 that
                                      provide for payment on or prior to each
                                      due date through and including the
                                      maturity date (or the earlier due date on
                                      which the mortgage loan first becomes
                                      freely prepayable) of amounts at least
                                      equal to the amounts that would have been
                                      payable on those dates under the terms of
                                      the mortgage loans and obtaining the
                                      release of the mortgaged property from the
                                      lien of the mortgage.

                                 o    Thirty-one (31) mortgage loans,
                                      representing 10.2% of the initial
                                      outstanding pool balance (which include
                                      twenty-six (26) mortgage loans in loan
                                      group 1, representing 11.7% of the initial
                                      outstanding loan group 1 balance, and five
                                      (5) mortgage loans in loan group 2,
                                      representing 3.8% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period provide for a
                                      prepayment premium or yield maintenance
                                      charge calculated on the basis of the
                                      greater of a yield maintenance formula and
                                      1% of the amount prepaid.

                                 o    One (1) mortgage loan, representing 0.8%
                                      of the initial outstanding pool balance
                                      (representing 1.0% of the initial
                                      outstanding loan group 1 balance),
                                      prohibits voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period provides for a yield
                                      maintenance charge calculated on the basis
                                      of a yield maintenance formula.

                                 o    Four (4) mortgage loans, representing 0.5%
                                      of the initial outstanding pool balance
                                      (which include three (3) mortgage loans in
                                      loan group 1, representing 0.5% of the
                                      initial outstanding loan group 1 balance,
                                      and one (1) mortgage loan in loan group 2,
                                      representing 0.7% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period provide for a
                                      prepayment premium or yield maintenance
                                      charge calculated on the basis of the
                                      greater of a yield maintenance formula or
                                      1% of the amount prepaid, and also permit
                                      the related borrower, after an initial
                                      period of at least two years following the
                                      date of the issuance of the certificates,
                                      to defease the mortgage loan by pledging
                                      "government securities" as defined in the
                                      Investment Company Act of 1940 that
                                      provide for payment on or prior to each
                                      due date through and including the
                                      maturity date (or such earlier due date on
                                      which the mortgage loan first becomes
                                      freely prepayable) of amounts at least
                                      equal to the amounts that would have been
                                      payable on those dates under the terms of
                                      the mortgage loans and obtaining the
                                      release of the mortgaged property from the
                                      lien of the mortgage.

                                 o    Two (2) mortgage loans, representing 0.3%
                                      of the initial outstanding pool balance
                                      (which includes one (1) mortgage loans in
                                      loan group 1, representing 0.1% of the
                                      initial outstanding loan group 1 balance,
                                      and one (1) mortgage loan in loan group 2,
                                      representing 1.0% of the initial loan
                                      group 2 balance), have no lock-out period

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                                      S-24

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                                      and permit voluntary principal prepayments
                                      at any time if accompanied by a prepayment
                                      premium or yield maintenance charge
                                      calculated on the basis of the greater of
                                      a yield maintenance formula or 1% of the
                                      amount prepaid.

                                 Notwithstanding the above, the mortgage loans
                                 generally (i) permit prepayment in connection
                                 with casualty or condemnation and certain other
                                 matters without payment of a prepayment premium
                                 or yield maintenance charge and (ii) provide
                                 for a specified period commencing prior to and
                                 including the maturity date or the anticipated
                                 repayment date during which the related
                                 borrower may prepay the mortgage loan without
                                 payment of a prepayment premium or yield
                                 maintenance charge. See the footnotes to
                                 Appendix II attached to this prospectus
                                 supplement for more details about the various
                                 yield maintenance formulas.

                                 With respect to the prepayment and defeasance
                                 provisions set forth above, certain of the
                                 mortgage loans also include provisions
                                 described below:

                                 o    One (1) mortgage loan, representing 9.8%
                                      of the initial outstanding pool balance
                                      (representing 12.0% of the initial
                                      outstanding loan group 1 balance), which
                                      is secured by multiple mortgaged
                                      properties, permits the release of certain
                                      portions of the related mortgaged
                                      properties from the lien of the related
                                      mortgage following a lock-out period (i)
                                      in the case of one mortgaged property,
                                      within two years following the issuance of
                                      the Certificates, upon the prepayment of
                                      an amount equal to the amount of the
                                      allocated loan amount of the mortgaged
                                      property being released and (ii) in the
                                      case of certain portions of certain of the
                                      mortgaged properties, upon either the
                                      defeasance or prepayment of the amounts as
                                      set forth in the footnotes to Appendix II
                                      to this prospectus supplement.

                                 o    One (1) mortgage loan, representing 4.0%
                                      of the initial outstanding pool balance
                                      (representing 4.9% of the initial
                                      outstanding loan group 1 balance), is
                                      secured by multiple mortgaged properties
                                      and permits the release of any of the
                                      mortgaged properties from the lien of the
                                      mortgage loan after the applicable
                                      lock-out period upon the defeasance of an
                                      amount equal to 110% of the allocated
                                      mortgage loan amount of the mortgaged
                                      property being released if the remaining
                                      properties debt service coverage ratio of
                                      the remaining properties immediately
                                      following the release is at least equal to
                                      the greater of 1.20x and the debt service
                                      coverage ratio immediately preceding the
                                      release.

                                 o    One (1) mortgage loan, representing 2.8%
                                      of the initial outstanding pool balance
                                      (representing 3.4% of the initial
                                      outstanding loan group 1 balance), is
                                      secured by multiple mortgaged properties
                                      and permits the borrower to partially
                                      defease the mortgage loan and obtain the
                                      release of the relevant mortgaged property
                                      at any time that the related borrower is
                                      permitted to defease the mortgage loan
                                      (which in no event may be prior to the
                                      date that is at least two years following
                                      the date of issuance of the certificates)
                                      upon defeasance of an amount equal to 115%
                                      of the allocated amount of the mortgaged
                                      property being released if, among other
                                      things, the debt

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                                      S-25

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                                 service coverage ratio with respect to the
                                 remaining mortgaged properties is at least
                                 1.18x.

                                 o    One (1) mortgage loan, representing 2.4%
                                      of the initial outstanding pool balance
                                      (representing 2.9% of the initial
                                      outstanding loan group 1 balance), is
                                      secured by multiple parcels and permits
                                      the release of one or more of the parcels
                                      from the lien of the mortgage upon
                                      defeasance of an amount equal to 125% of
                                      the allocated mortgage loan amount of the
                                      released parcel if the loan-to-value-ratio
                                      of the remaining property is not greater
                                      than 65% and the debt service coverage
                                      ratio is not less than 1.25x.

                                 o    Two (2) mortgage loans, representing 3.0%
                                      of the initial outstanding pool balance
                                      (and representing 3.7% of the initial
                                      outstanding loan group 1 balance), are
                                      secured by multiple mortgaged properties
                                      and permit the release of any of the
                                      mortgaged properties from the lien of the
                                      mortgage after the applicable lock-out
                                      period upon the defeasance of an amount
                                      equal to 125% of the allocated mortgage
                                      loan amount of the mortgaged property
                                      being released if, among other things, (i)
                                      the debt service coverage ratio with
                                      respect to the remaining mortgaged
                                      properties is at least the greater of
                                      1.20x and the debt service coverage ratio
                                      immediately preceding the release, and
                                      (ii) the aggregate loan-to-value ratio of
                                      the remaining properties is not more than
                                      80% of the fair market value of those
                                      properties.

                                 o    One (1) mortgage loan, representing 0.1%
                                      of the initial outstanding pool balance
                                      (representing 0.5% of the initial
                                      outstanding loan group 2 balance), is
                                      secured by multiple mortgaged properties
                                      and permits the release a portion of the
                                      related mortgaged property, known as the
                                      Cobb property, from the lien of the
                                      mortgage after the applicable lock-out
                                      period upon the prepayment of an amount
                                      equal to 125% of the allocated loan amount
                                      of the mortgaged property being released
                                      if the loan-to-value ratio immediately
                                      following the release is not greater than
                                      80% and the debt service coverage ratio
                                      immediately following the release is at
                                      least equal to or greater than 1.25x.

                                 See Appendix II attached to this prospectus
                                 supplement for specific yield maintenance
                                 provisions with respect to the prepayment and
                                 defeasance provisions set forth above.

                                 In addition to the prepayment and defeasance
                                 provisions described above, two (2) mortgage
                                 loans, representing 6.7% of the initial
                                 outstanding pool balance (representing 8.3% of
                                 the initial outstanding loan group 1 balance),
                                 that are secured by multiple mortgaged
                                 properties, and one (1) mortgage loan,
                                 representing 0.1% of the initial outstanding
                                 pool balance (representing 0.2% of the initial
                                 outstanding loan group 1 balance), that is
                                 secured by one mortgaged property, permit the
                                 borrower to obtain the release of any of the
                                 related properties or property, as the case may
                                 be, from the lien of the related mortgage by
                                 substituting a new property that meets certain
                                 requirements set forth in the mortgage loan
                                 documents, including, among other things, that
                                 (i) the aggregate loan-to-value ratio of all
                                 properties after substitution is not greater
                                 than a specified percentage and (ii) the debt
                                 service coverage ratio of all properties after
                                 substitution is not less than a specified
                                 ratio. With respect to one (1) of

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                                      S-26

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                                 these mortgage loans, subject to certain
                                 exceptions, the borrower is not permitted to
                                 substitute for more than two (2) properties at
                                 an one time, except in certain cases, and in
                                 any one transaction may only substitute
                                 properties whose allocated loan amount are less
                                 than 30% of the allocated loan amount of all
                                 properties remaining, except in certain cases.

                                 In addition, certain mortgage loans that are
                                 cross-collateralized and cross-defaulted with
                                 other mortgage loans permit the related
                                 borrower to prepay or defease one or more of
                                 the related mortgage loans and/or release the
                                 cross-collateralization with respect to the
                                 related mortgaged property or properties,
                                 subject to the satisfaction of certain
                                 conditions.

                                 Notwithstanding the above, the mortgage loans
                                 generally provide that the related borrower may
                                 prepay the mortgage loan without prepayment
                                 premium or defeasance requirements commencing
                                 one (1) to thirty-seven (37) payment dates
                                 prior to and including the maturity date or the
                                 anticipated repayment date.

                                 In addition, certain mortgage loans provide for
                                 the free release of outparcels or other
                                 portions of the related mortgaged property that
                                 were given no value or minimal value in the
                                 underwriting process, subject to the
                                 satisfaction of certain conditions. In
                                 addition, certain of the mortgage loans may
                                 permit the related borrower to substitute
                                 collateral under certain circumstances.

                                 See the footnotes to Appendix II attached to
                                 this prospectus supplement for more details
                                 concerning certain of the foregoing provisions
                                 including the method of calculation of any
                                 prepayment premium or yield maintenance charge
                                 which will vary for any mortgage loan.

J. MORTGAGE LOAN RANGES
      AND WEIGHTED AVERAGES...   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

   I.   MORTGAGE INTEREST
        RATES                    Mortgage interest rates ranging from 4.640% per
                                 annum to 6.620% per annum (and ranging from
                                 4.640% per annum to 6.620% per annum for loan
                                 group 1 and from 4.870% per annum to 6.050% per
                                 annum for loan group 2), and a weighted average
                                 mortgage interest rate of 5.513% per annum (and
                                 5.509% per annum for loan group 1 and 5.531%
                                 per annum for loan group 2);

   II.  ORIGINAL TERMS           Original terms to scheduled maturity ranging
                                 from sixty (60) months to one hundred eighty
                                 (180) months (and ranging from sixty (60)
                                 months to one hundred eighty (180) months with
                                 respect to the mortgage loans in loans group 1,
                                 and ranging from sixty (60) months to one
                                 hundred twenty (120) months with respect to the
                                 mortgage loans in loans group 2), and a
                                 weighted average original term to scheduled
                                 maturity of one hundred sixteen (116) months
                                 (and a weighted average original term to
                                 scheduled maturity of one hundred fifteen (115)
                                 with respect to the mortgage loans in loans
                                 group 1, and a weighted average original term
                                 to scheduled maturity of one hundred eighteen
                                 (118) with respect to the mortgage loans in
                                 loans group 2);

   III. REMAINING TERMS          Remaining terms to scheduled maturity ranging
                                 from fifty-two (52) months to one hundred
                                 seventy-seven (177) months (and ranging from
                                 fifty-two (52) months to one hundred
                                 seventy-seven (177) months for loan group 1 and
                                 from fifty-six (56) months to one hundred
                                 twenty

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                                      S-27

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                                 (120) months for loan group 2), and a weighted
                                 average remaining term to scheduled maturity of
                                 one hundred thirteen (113) months (and weighted
                                 average remaining term to scheduled maturity of
                                 one hundred twelve (112) months for loan group
                                 1 and one hundred fifteen (115) months for loan
                                 group 2);

   IV.  REMAINING
        AMORTIZATION TERMS       Remaining amortization terms (excluding loans
                                 which provide for interest only payments for
                                 the entire loan term) ranging from two hundred
                                 twenty-two (222) months to three-hundred
                                 seventy-four (374) months (and ranging from two
                                 hundred twenty-two (222) months to three
                                 hundred seventy-four (374) months for loan
                                 group 1 and from two hundred thirty-five (235)
                                 months to three hundred sixty (360) months for
                                 loan group 2), and a weighted average remaining
                                 amortization term of three hundred thirty-seven
                                 (337) months (and three hundred thirty-three
                                 (333) months for loan group 1 and three hundred
                                 fifty-four (354) months for loan group 2);

   V.   LOAN-TO-VALUE RATIOS     Loan-to-value ratios, calculated as described
                                 in this prospectus supplement, range from 23.4%
                                 to 82.0% (and range from 23.4 % to 82.0% for
                                 loan group 1 and from 48.3% to 80.0% for loan
                                 group 2), and a weighted average loan-to-value
                                 ratio, calculated as described in this
                                 prospectus supplement, of 71.9% (and 71.3% for
                                 loan group 1 and 74.6% for loan group 2);

                                 For each of the mortgage loans, the
                                 loan-to-value ratio was calculated according to
                                 the methodology set forth in this prospectus
                                 supplement based on the estimate of value from
                                 a third-party appraisal, which was generally
                                 conducted after June 14, 2004;

                                 For detailed methodologies, see "Description of
                                 the Mortgage Pool--Assessments of Property
                                 Value and Condition--Appraisals" in this
                                 prospectus supplement;

   VI.  DEBT SERVICE
        COVERAGE RATIOS          Debt service coverage ratios, determined
                                 according to the methodology presented in this
                                 prospectus supplement, ranging from 1.02x to
                                 3.07x (and ranging from 1.02x to 3.07x for loan
                                 group 1 and from 1.20x to 2.17x for loan group
                                 2) and a weighted average debt service coverage
                                 ratio, calculated as described in this
                                 prospectus supplement, of 1.45x (and 1.44x for
                                 loan group 1 and 1.49x for loan group 2). These
                                 calculations are based on underwritable cash
                                 flow and actual debt service of the related
                                 mortgage loans as described in this prospectus
                                 supplement; and

   VII. DEBT SERVICE COVERAGE
        RATIOS POST IO PERIOD    Debt Service Coverage Ratio Post IO Period,
                                 determined according to the methodology
                                 presented in this prospectus supplement,
                                 ranging from 1.02x to 3.07x (and ranging from
                                 1.02x to 3.07x for loan group 1 and from 1.18x
                                 to 2.17x for loan group 2), and a weighted
                                 average debt service coverage ratio, calculated
                                 as described in this prospectus supplement, of
                                 1.32x (and 1.33x for loan group 1 and 1.29x for
                                 loan group 2).

                                 "Debt Service Coverage Ratio Post IO Period" or
                                 "DSCR Post IO Period" means, with respect to
                                 the related mortgage loan that has an
                                 interest-only period that has not expired as of
                                 the cut-off date but will

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                                      S-28

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                                 expire prior to maturity, a debt service
                                 coverage ratio calculated in the same manner as
                                 debt service coverage ratios except that the
                                 amount of the monthly debt service payment
                                 considered in the calculation is the amount of
                                 the monthly debt service payment that is due in
                                 the first month following the expiration of the
                                 applicable interest-only period. See
                                 "Description of the Mortgage Pool--Additional
                                 Mortgage Loan Information" in this prospectus
                                 supplement.

ADVANCES

A.  PRINCIPAL AND
       INTEREST ADVANCES......   Subject to a recoverability determination
                                 described in this prospectus supplement, the
                                 master servicer (and the trustee, if
                                 applicable) will be required to advance
                                 delinquent monthly mortgage loan payments for
                                 the mortgage loans that are part of the trust.
                                 The master servicer and the trustee will not be
                                 required to advance any additional interest
                                 accrued as a result of the imposition of any
                                 default rate or any rate increase after an
                                 anticipated repayment date. The master servicer
                                 and the trustee also are not required to
                                 advance prepayment or yield maintenance
                                 premiums, excess interest or balloon payments.
                                 With respect to any balloon payment, the master
                                 servicer (and the trustee, if applicable) will
                                 instead be required to advance an amount equal
                                 to the scheduled payment that would have been
                                 due if the related balloon payment had not
                                 become due. If a P&I Advance is made, the
                                 master servicer will defer rather than advance
                                 its master servicing fee and the excess
                                 servicing fee, but will advance the trustee
                                 fee.

                                 For an REO property, subject to a
                                 recoverability determination described in this
                                 prospectus supplement, the advance will equal
                                 the scheduled payment that would have been due
                                 if the predecessor mortgage loan had remained
                                 outstanding and continued to amortize in
                                 accordance with its amortization schedule in
                                 effect immediately before the REO property was
                                 acquired.

B.  SERVICING ADVANCES........   Subject to a recoverability determination
                                 described in this prospectus supplement, the
                                 master servicer, the special servicer and the
                                 trustee may also make servicing advances to pay
                                 delinquent real estate taxes, insurance
                                 premiums and similar expenses necessary to
                                 maintain and protect the mortgaged property, to
                                 maintain the lien on the mortgaged property or
                                 to enforce the mortgage loan documents.

C.  INTEREST ON ADVANCES......   All advances made by the master servicer, the
                                 special servicer or the trustee will accrue
                                 interest at a rate equal to the "prime rate" as
                                 reported in The Wall Street Journal.

D.  BACK-UP ADVANCES..........   Pursuant to the requirements of the pooling and
                                 servicing agreement, if the master servicer
                                 fails to make a required advance, the trustee
                                 will be required to make the advance, subject
                                 to the same limitations, and with the same
                                 rights of the master servicer.

E.  RECOVERABILITY............   None of the master servicer, the special
                                 servicer or the trustee will be required to
                                 make any advance if the master servicer or the
                                 special servicer, as the case may be,
                                 reasonably determines that the advance would
                                 not be recoverable in accordance with the
                                 servicing standard or in the case of the
                                 trustee, in accordance with its business
                                 judgment. The trustee will be entitled, but not
                                 obligated, to rely conclusively on

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                                      S-29

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                                 any determination by the master servicer or the
                                 special servicer, that a servicing advance if
                                 made, would be a nonrecoverable advance.

F.  ADVANCES DURING AN
       APPRAISAL REDUCTION
       EVENT..................   The occurrence of certain adverse events
                                 affecting a mortgage loan will require the
                                 special servicer to obtain a new appraisal or
                                 other valuation of the related mortgaged
                                 property. In general, if the principal amount
                                 of the mortgage loan plus all other amounts due
                                 under a mortgage loan and interest on advances
                                 made with respect to the mortgage loan exceeds
                                 90% of the value of the mortgaged property
                                 determined by an appraisal or other valuation,
                                 an appraisal reduction may be created in the
                                 amount of the excess as described in this
                                 prospectus supplement. If there exists an
                                 appraisal reduction for any mortgage loan, the
                                 interest portion of the amount required to be
                                 advanced on that mortgage loan will be
                                 proportionately reduced to the extent of the
                                 appraisal reduction. This will reduce the funds
                                 available to pay interest on the most
                                 subordinate class or classes of certificates
                                 then outstanding.

                                 In the case of any A/B mortgage loan, any
                                 appraisal reduction will be calculated in
                                 respect of that A/B mortgage loan taken as a
                                 whole and any such appraisal reduction will be
                                 allocated first to the related B note and then
                                 allocated to the related A note.

                                 See "Description of the Offered
                                 Certificates--Advances" in this prospectus
                                 supplement.

                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS.......................   The certificates offered to you will not be
                                 issued unless each of the classes of
                                 certificates being offered by this prospectus
                                 supplement receives the following ratings from
                                 Moody's Investors Service, Inc. and Standard &
                                 Poor's Ratings Services, a division of The
                                 McGraw-Hill Companies, Inc.

                                 -----------------------------------------------
                                                                       Ratings
                                 Class                               Moody's/S&P
                                 -----------------------------------------------
                                 Classes A-1, A-1A, A-2, A-3, A-AB     Aaa/AAA
                                 and A-4
                                 -----------------------------------------------
                                 Class A-M                             Aaa/AAA
                                 -----------------------------------------------
                                 Class A-J                             Aaa/AAA
                                 -----------------------------------------------
                                 Class B                               Aa1/AA+
                                 -----------------------------------------------
                                 Class C                                Aa2/AA
                                 -----------------------------------------------
                                 Class D                               Aa3/AA-
                                 -----------------------------------------------
                                 Class E                                A1/A+
                                 -----------------------------------------------
                                 Class F                                 A2/A
                                 -----------------------------------------------

                                 A rating agency may lower or withdraw a
                                 security rating at any time. Each of the rating
                                 agencies identified above is expected to
                                 perform ratings surveillance with respect to
                                 its ratings for so long as the offered
                                 certificates remain outstanding except that a
                                 rating agency may stop performing ratings
                                 surveillance at any time, for among other
                                 reasons, if that rating agency does not have
                                 sufficient information to allow it to continue
                                 to perform ratings surveillance on the
                                 certificates. The

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                                      S-30

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                                 depositor has no ability to ensure that the
                                 rating agencies will perform ratings
                                 surveillance.

                                 See "Ratings" in this prospectus supplement and
                                 "Ratings" in the prospectus for a discussion of
                                 the basis upon which ratings are given, the
                                 limitations of and restrictions on the ratings,
                                 and the conclusions that should not be drawn
                                 from a rating.

OPTIONAL TERMINATION..........   On any distribution date on which the aggregate
                                 principal balance of the mortgage loans is less
                                 than or equal to 1% of the initial outstanding
                                 pool balance, the holders of a majority of the
                                 controlling class, the special servicer, the
                                 master servicer and any holder of a majority
                                 interest in the Class R-I Certificates, in that
                                 order of priority, will have the option to
                                 purchase all of the remaining mortgage loans,
                                 and all property acquired through exercise of
                                 remedies in respect of any mortgage loan, at
                                 the price specified in this prospectus
                                 supplement. Exercise of this option would
                                 terminate the trust and retire the then
                                 outstanding certificates at par plus accrued
                                 interest. Provided that the aggregate principal
                                 balances of the Class A-1, Class A-1A, Class
                                 A-2, Class A-3, Class A-AB, Class A-4, Class
                                 A-M, Class A-J, Class B, Class C, Class D,
                                 Class E, Class F, Class G, Class H, Class J and
                                 Class K Certificates have been reduced to zero,
                                 the trust could also be terminated in
                                 connection with an exchange of all the
                                 then-outstanding certificates, including the
                                 Class X Certificates, the Class X-RC
                                 Certificates and the Class T Certificates, but
                                 excluding the residual certificates, for
                                 mortgage loans remaining in the trust, but all
                                 of the holders of outstanding certificates of
                                 such classes would have the option to
                                 voluntarily participate in such exchange. See
                                 "Description of the Offered
                                 Certificates--Optional Termination."

REPURCHASE OR SUBSTITUTION....   Each mortgage loan seller will make certain
                                 representations and warranties with respect to
                                 the mortgage loans sold by it, as described
                                 under "Description of the Mortgage
                                 Pool--Representations and Warranties" and
                                 "--Repurchases and Other Remedies." If a
                                 mortgage loan seller has been notified of a
                                 material breach of any of its representations
                                 and warranties or a material defect in the
                                 documentation of any mortgage loan as described
                                 under "Description of the Mortgage
                                 Pool--Repurchases and Other Remedies", then
                                 that mortgage loan seller will be required to
                                 either cure the breach, repurchase the affected
                                 mortgage loan from the trust fund or substitute
                                 the affected mortgage loan with another
                                 mortgage loan. If the related mortgage loan
                                 seller decides to repurchase the affected
                                 mortgage loan, the repurchase would have the
                                 same effect on the offered certificates as a
                                 prepayment in full of such mortgage loan,
                                 except that the purchase will not be
                                 accompanied by any prepayment premium or yield
                                 maintenance charge. In addition, certain
                                 mortgage loans may be purchased from the trust
                                 fund by the holders of a B Note or mezzanine
                                 loan under certain circumstances. See
                                 "Description of the Mortgage Pool--Subordinate
                                 and Other Financing" and "Servicing of the
                                 Mortgage Loans--Servicing of the Ritz-Carlton
                                 Loan Group and the A/B Mortgage Loans" in this
                                 prospectus supplement.

SALE OF DEFAULTED LOANS.......   Pursuant to the pooling and servicing
                                 agreement, (i) the holder of the certificates
                                 representing the greatest percentage interest
                                 in the controlling class of certificates and
                                 (ii) the special servicer, in that order, has
                                 the option to purchase from the trust any
                                 defaulted mortgage loan that is at least sixty
                                 (60) days delinquent as to any monthly debt

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                                      S-31

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                                 service payment (or is delinquent as to its
                                 balloon payment) at a price equal to the fair
                                 value of such mortgage loan as determined by
                                 the special servicer for such mortgage loan
                                 (provided, that if such mortgage loan is being
                                 purchased by the special servicer or by a
                                 holder of certificates of the controlling
                                 class, the trustee will be required to verify
                                 that such price is equal to fair value). In
                                 addition, certain of the mortgage loans are
                                 subject to a purchase option upon certain
                                 events of default in favor of a subordinate
                                 lender or mezzanine lender. For more
                                 information relating to the sale of defaulted
                                 mortgage loans, see "Servicing of the Mortgage
                                 Loans--Sale of Defaulted Mortgage Loans" in
                                 this prospectus supplement.

DENOMINATIONS.................   The Class A-1, Class A-1A, Class A-2, Class
                                 A-3, Class A-AB, Class A-4, Class A-M and Class
                                 A-J Certificates will be offered in minimum
                                 denominations of $25,000. The remaining offered
                                 certificates will be offered in minimum
                                 denominations of $100,000. Investments in
                                 excess of the minimum denominations may be made
                                 in multiples of $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT.............   Your certificates will be registered in the
                                 name of Cede & Co., as nominee of The
                                 Depository Trust Company, and will not be
                                 registered in your name. You will not receive a
                                 definitive certificate representing your
                                 ownership interest, except in very limited
                                 circumstances described in this prospectus
                                 supplement. As a result, you will hold your
                                 certificates only in book-entry form and will
                                 not be a certificateholder of record. You will
                                 receive distributions on your certificates and
                                 reports relating to distributions only through
                                 The Depository Trust Company, Clearstream
                                 Banking, societe anonyme or the Euroclear
                                 System or through participants in The
                                 Depository Trust Company, Clearstream Banking
                                 or Euroclear.

                                 You may hold your certificates through:

                                 o    The Depository Trust Company in the United
                                      States; or

                                 o    Clearstream Banking or Euroclear in
                                      Europe.

                                 Transfers within The Depository Trust Company,
                                 Clearstream Banking or Euroclear will be made
                                 in accordance with the usual rules and
                                 operating procedures of those systems.
                                 Cross-market transfers between persons holding
                                 directly through The Depository Trust Company,
                                 Clearstream Banking or Euroclear will be
                                 effected in The Depository Trust Company
                                 through the relevant depositories of
                                 Clearstream Banking or Euroclear.

                                 All or any portion of the certificates offered
                                 to you may be converted to definitive
                                 certificates and reissued to beneficial owners
                                 or their nominees, rather than to The
                                 Depository Trust Company or its nominee, if we
                                 notify The Depository Trust Company of our
                                 intent to terminate the book-entry system and,
                                 upon receipt of notice of such intent from The
                                 Depository Trust Company, the participants
                                 holding beneficial interests in the
                                 certificates agree to initiate such
                                 termination.

                                 We expect that the certificates offered to you
                                 will be delivered in book-entry form through
                                 the facilities of The Depository Trust Company,
                                 Clearstream Banking or Euroclear on or about
                                 the closing date.

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                                      S-32

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TAX STATUS....................   Elections will be made to treat designated
                                 portions of the trust as three separate "real
                                 estate mortgage investment conduits"--REMIC I,
                                 REMIC II and REMIC III--for federal income tax
                                 purposes. In the opinion of counsel, each such
                                 designated portion of the trust will qualify
                                 for this treatment and each class of offered
                                 certificates will evidence "regular interests"
                                 in REMIC III. The portion of the trust
                                 consisting of the right to excess interest
                                 (interest on each mortgage loan with an
                                 anticipated repayment date accruing after such
                                 date at a rate in excess of the rate that
                                 applied prior to such date) and the related
                                 sub-accounts will be treated as a grantor trust
                                 for federal income tax purposes. The Class T
                                 Certificates will represent only the right to
                                 excess interest on the ARD loans held by the
                                 trust and, for federal income tax purposes,
                                 will constitute interests in a grantor trust.

                                 Pertinent federal income tax consequences of an
                                 investment in the offered certificates include:

                                 o    The regular interests will be treated as
                                      newly originated debt instruments for
                                      federal income tax purposes.

                                 o    Beneficial owners of offered certificates
                                      will be required to report income on the
                                      certificates in accordance with the
                                      accrual method of accounting.

                                 o    We anticipate that the offered
                                      certificates will not be issued with
                                      original issue discount for federal income
                                      tax purposes.

                                 See "Material Federal Income Tax Consequences"
                                 in this prospectus supplement.

CONSIDERATIONS RELATED TO
   TITLE I OF THE EMPLOYEE
   RETIREMENT INCOME SECURITY
   ACT OF 1974................   Subject to the satisfaction of important
                                 conditions described under "ERISA
                                 Considerations" in this prospectus supplement
                                 and in the accompanying prospectus, the offered
                                 certificates may be purchased by persons
                                 investing assets of employee benefit plans or
                                 individual retirement accounts.

LEGAL INVESTMENT..............   The offered certificates will not constitute
                                 "mortgage related securities" for purposes of
                                 the Secondary Mortgage Market Enhancement Act
                                 of 1984, as amended. If your investment
                                 activities are subject to legal investment laws
                                 and regulations, regulatory capital
                                 requirements or review by regulatory
                                 authorities, then you may be subject to
                                 restrictions on investment in the offered
                                 certificates. You should consult your own legal
                                 advisors for assistance in determining the
                                 suitability of and consequences to you of the
                                 purchase, ownership and sale of the offered
                                 certificates. See "Legal Investment" in this
                                 prospectus supplement.

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                                      S-33

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                                      S-34

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

     The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE
LOANS                            Payments under the mortgage loans are not
                                 insured or guaranteed by any governmental
                                 entity or mortgage insurer. Accordingly, the
                                 sources for repayment of your certificates are
                                 limited to amounts due with respect to the
                                 mortgage loans.

                                 You should consider all of the mortgage loans
                                 to be nonrecourse loans. Even in those cases
                                 where recourse to a borrower or guarantor is
                                 permitted under the related loan documents, we
                                 have not necessarily undertaken an evaluation
                                 of the financial condition of any of these
                                 persons. If a default occurs, the lender's
                                 remedies generally are limited to foreclosing
                                 against the specific properties and other
                                 assets that have been pledged to secure the
                                 loan. Such remedies may be insufficient to
                                 provide a full return on your investment.
                                 Payment of amounts due under a mortgage loan
                                 prior to its maturity or anticipated repayment
                                 date is dependent primarily on the sufficiency
                                 of the net operating income of the related
                                 mortgaged property. Payment of those mortgage
                                 loans that are balloon loans at maturity or on
                                 its anticipated repayment date is primarily
                                 dependent upon the borrower's ability to sell
                                 or refinance the property for an amount
                                 sufficient to repay the loan.

                                 In limited circumstances, the related mortgage
                                 loan seller may be obligated to repurchase or
                                 replace a mortgage loan that it sold to us if
                                 the applicable mortgage loan seller's
                                 representations and warranties concerning that
                                 mortgage loan are materially breached or if
                                 there are material defects in the documentation
                                 for that mortgage loan. However, there can be
                                 no assurance that any of these entities will be
                                 in a financial position to effect a repurchase
                                 or substitution. The representations and
                                 warranties address the characteristics of the
                                 mortgage loans and mortgaged properties as of
                                 the date of issuance of the certificates. They
                                 do not relieve you or the trust of the risk of
                                 defaults and losses on the mortgage loans.

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED
BY THE PROPERTY WHICH
CAN BE VOLATILE AND
INSUFFICIENT TO ALLOW TIMELY
PAYMENT ON YOUR CERTIFICATES     The mortgage loans are secured by various types
                                 of income-producing commercial, multifamily and
                                 manufactured housing community properties.
                                 Commercial lending is generally thought to
                                 expose a lender

                                      S-35

                                 to greater risk than one-to-four family
                                 residential lending because, among other
                                 things, it typically involves larger loans.

                                 Two hundred sixty-six (266) mortgage loans,
                                 representing 99.2% of the initial outstanding
                                 pool balance (which include two hundred seven
                                 (207) mortgage loan in loan group 1,
                                 representing 99.5% of the initial outstanding
                                 loan group 1 balance, and fifty-nine (59)
                                 mortgage loan in loan group 2, representing
                                 97.9% of the initial outstanding loan group 2
                                 balance), were originated within twelve (12)
                                 months prior to the cut-off date. Consequently,
                                 these mortgage loans do not have a
                                 long-standing payment history.

                                 The repayment of a commercial mortgage loan is
                                 typically dependent upon the ability of the
                                 applicable property to produce cash flow. Even
                                 the liquidation value of a commercial property
                                 is determined, in substantial part, by the
                                 amount of the property's cash flow (or its
                                 potential to generate cash flow). However, net
                                 operating income and cash flow can be volatile
                                 and may be insufficient to cover debt service
                                 on the loan at any given time.

                                 The net operating income, cash flow and
                                 property value of the mortgaged properties may
                                 be adversely affected, among other things, by
                                 any one or more of the following factors:

                                 o    the age, design and construction quality
                                      of the property;

                                 o    the lack of any operating history in the
                                      case of a newly built or renovated
                                      mortgaged property;

                                 o    perceptions regarding the safety,
                                      convenience and attractiveness of the
                                      property;

                                 o    the proximity and attractiveness of
                                      competing properties;

                                 o    the adequacy of the property's management
                                      and maintenance;

                                 o    increases in operating expenses (including
                                      common area maintenance charges) at the
                                      property and in relation to competing
                                      properties;

                                 o    an increase in the capital expenditures
                                      needed to maintain the property or make
                                      improvements;

                                 o    the dependence upon a single tenant, or a
                                      concentration of tenants in a particular
                                      business or industry;

                                 o    a decline in the financial condition of a
                                      major tenant;

                                 o    an increase in vacancy rates; and

                                 o    a decline in rental rates as leases are
                                      renewed or entered into with new tenants.

                                 Other factors are more general in nature, such
                                 as:

                                 o    national, regional or local economic
                                      conditions (including plant closings,
                                      military base closings, industry slowdowns
                                      and unemployment rates);

                                      S-36

                                 o    local real estate conditions (such as an
                                      oversupply of competing properties, rental
                                      space or multifamily housing);

                                 o    demographic factors;

                                 o    decreases in consumer confidence (caused
                                      by events such as threatened or continuing
                                      military action, recent disclosures of
                                      wrongdoing or financial misstatements by
                                      major corporations and financial
                                      institutions and other factors);

                                 o    changes in consumer tastes and
                                      preferences; and

                                 o    retroactive changes in building codes.

                                 The volatility of net operating income will be
                                 influenced by many of the foregoing factors, as
                                 well as by:

                                 o    the length of tenant leases;

                                 o    the creditworthiness of tenants;

                                 o    the level of tenant defaults;

                                 o    the ability to convert an unsuccessful
                                      property to an alternative use;

                                 o    new construction in the same market as the
                                      mortgaged property;

                                 o    rent control and stabilization laws or
                                      other laws impacting operating costs;

                                 o    the number and diversity of tenants;

                                 o    the rate at which new rentals occur;

                                 o    the property's operating leverage (which
                                      is the percentage of total property
                                      expenses in relation to revenue), the
                                      ratio of fixed operating expenses to those
                                      that vary with revenues, and the level of
                                      capital expenditures required to maintain
                                      the property and to retain or replace
                                      tenants; and

                                 o    in the case of residential cooperative
                                      properties, the payments received by the
                                      cooperative corporation from its
                                      tenants/shareholders, including any
                                      special assessments against the property.

                                 A decline in the real estate market or in the
                                 financial condition of a major tenant will tend
                                 to have a more immediate effect on the net
                                 operating income of properties with short-term
                                 revenue sources (such as short-term or
                                 month-to-month leases) and may lead to higher
                                 rates of delinquency or defaults under mortgage
                                 loans secured by those types of properties.

                                      S-37

THE PROSPECTIVE PERFORMANCE OF
THE COMMERCIAL AND MULTIFAMILY
MORTGAGE LOANS INCLUDED IN THE
TRUST FUND SHOULD BE EVALUATED
SEPARATELY FROM THE
PERFORMANCE OF THE MORTGAGE
LOANS IN ANY OF OUR OTHER
TRUSTS                           While there may be certain common factors
                                 affecting the performance and value of
                                 income-producing real properties in general,
                                 those factors do not apply equally to all
                                 income-producing real properties and, in many
                                 cases, there are unique factors that will
                                 affect the performance and/or value of a
                                 particular income-producing real property.
                                 Moreover, the effect of a given factor on a
                                 particular real property will depend on a
                                 number of variables, including but not limited
                                 to property type, geographic location,
                                 competition, sponsorship and other
                                 characteristics of the property and the related
                                 mortgage loan. Each income-producing real
                                 property represents a separate and distinct
                                 business venture; and, as a result, each of the
                                 multifamily and commercial mortgage loans
                                 included in one of the depositor's trusts
                                 requires a unique underwriting analysis.
                                 Furthermore, economic and other conditions
                                 affecting real properties, whether worldwide,
                                 national, regional or local, vary over time.
                                 The performance of a pool of mortgage loans
                                 originated and outstanding under a given set of
                                 economic conditions may vary significantly from
                                 the performance of an otherwise comparable
                                 mortgage pool originated and outstanding under
                                 a different set of economic conditions.
                                 Accordingly, investors should evaluate the
                                 mortgage loans underlying the offered
                                 certificates independently from the performance
                                 of mortgage loans underlying any other series
                                 of certificates.

                                 As a result of the distinct nature of each pool
                                 of commercial mortgage loans, and the separate
                                 mortgage loans within the pool, this prospectus
                                 supplement does not include disclosure
                                 concerning the delinquency and loss experience
                                 of static pools of periodic originations by the
                                 sponsors of commercial mortgage loans (known as
                                 "static pool information"). Because of the
                                 highly heterogeneous nature of the assets in
                                 commercial mortgage backed securities
                                 transactions, static pool information for prior
                                 securitized pools, even those involving the
                                 same property types (e.g., hotels or office
                                 buildings), may be misleading, since the
                                 economics of the properties and terms of the
                                 loans may be materially different. In
                                 particular, static pool information showing a
                                 low level of delinquencies and defaults would
                                 not be indicative of the performance of this
                                 pool or any other pools of mortgage loans
                                 originated by the same sponsor or sponsors.
                                 Therefore, investors should evaluate this
                                 offering on the basis of the information set
                                 forth in this prospectus supplement with
                                 respect to the mortgage loans, and not on the
                                 basis of any successful performance of other
                                 pools of securitized commercial mortgage loans.

CERTAIN MORTGAGE LOANS MAY
HAVE A LIMITED OPERATING
HISTORY                          The properties securing certain of the mortgage
                                 loans are newly constructed and/or recently
                                 opened and, as such, have a limited operating
                                 history. There can be no assurance that any of
                                 the properties, whether newly constructed
                                 and/or recently opened or otherwise, will
                                 perform as anticipated.

                                      S-38

CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties may not be
                                 readily convertible to alternative uses if
                                 those properties were to become unprofitable
                                 for any reason. This is because:

                                 o    converting commercial properties to
                                      alternate uses or converting single-tenant
                                      commercial properties to multi-tenant
                                      properties generally requires substantial
                                      capital expenditures; and

                                 o    zoning or other restrictions also may
                                      prevent alternative uses.

                                 The liquidation value of a mortgaged property
                                 not readily convertible to an alternative use
                                 may be substantially less than would be the
                                 case if the mortgaged property were readily
                                 adaptable to other uses. In addition, certain
                                 properties that are legally permitted to be
                                 used in a non-conforming manner may be subject
                                 to restrictions that would require compliance
                                 with current zoning laws under certain
                                 circumstances such as non-operation for a
                                 period in excess of certain timeframes. If this
                                 type of mortgaged property were liquidated and
                                 a lower liquidation value were obtained, less
                                 funds would be available for distributions on
                                 your certificates. See "Mortgaged Properties
                                 Securing The Mortgage Loans That Are Not In
                                 Compliance With Zoning And Building Code
                                 Requirements And Use Restrictions Could
                                 Adversely Affect Payments On Your
                                 Certificates."

PROPERTY VALUE MAY BE
ADVERSELY AFFECTED EVEN WHEN
THERE IS NO CHANGE IN CURRENT
OPERATING INCOME                 Various factors may adversely affect the value
                                 of the mortgaged properties without affecting
                                 the properties' current net operating income.
                                 These factors include, among others:

                                 o    changes in the local, regional or national
                                      economy;

                                 o    changes in governmental regulations,
                                      fiscal policy, zoning or tax laws;

                                 o    potential environmental legislation or
                                      liabilities or other legal liabilities;

                                 o    proximity and attractiveness of competing
                                      properties;

                                 o    new construction of competing properties
                                      in the same market;

                                 o    convertibility of a property to an
                                      alternative use;

                                 o    the availability of refinancing;

                                 o    changes in interest rate levels;

                                 o    the age, quality, functionality and design
                                      of the project;

                                 o    increases in operating costs;

                                      S-39

                                 o    an increase in the capital expenditures
                                      needed to maintain the properties or make
                                      improvements; and

                                 o    increase in vacancy rates.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL
BE INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A deterioration in the financial condition of a
                                 tenant can be particularly significant if a
                                 mortgaged property is leased to a single or
                                 large tenant or a small number of tenants,
                                 because rent payable by such tenants generally
                                 will represent all or a significant portion of
                                 the cash flow available to the borrower to pay
                                 its obligations to the lender. We cannot
                                 provide assurances that any major tenant will
                                 continue to perform its obligations under its
                                 lease. Sixty-two (62) of the mortgaged
                                 properties, representing 16.2% of the initial
                                 outstanding pool balance (and representing
                                 19.9% of the initial outstanding loan group 1
                                 balance), are leased to single tenants, and
                                 with respect to eighteen (18) of those
                                 mortgaged properties, representing 5.0% of the
                                 initial outstanding pool balance (and
                                 representing 6.2% of the initial outstanding
                                 loan group 1 balance), the sole tenant is
                                 related to the borrower. Mortgaged properties
                                 leased to a single tenant or a small number of
                                 tenants are more susceptible to interruptions
                                 of cash flow if a tenant fails to renew its
                                 lease or defaults under its lease. This is so
                                 because:

                                 o    the financial effect of the absence of
                                      rental income may be severe;

                                 o    more time may be required to re-lease the
                                      space; and

                                 o    substantial capital costs may be incurred
                                      to make the space appropriate for
                                      replacement tenants.

                                 Additionally, some of the tenants at the
                                 mortgaged properties (including sole tenants or
                                 other significant tenants) have lease
                                 termination option dates or lease expiration
                                 dates that are prior to or shortly after the
                                 related maturity date or anticipated repayment
                                 date. See Appendix II attached to this
                                 prospectus supplement for the lease expiration
                                 date for each of the top three (3) tenants at
                                 each mortgaged property. There are a number of
                                 other mortgaged properties that similarly have
                                 a significant amount of scheduled lease
                                 expirations or potential terminations before
                                 the maturity of the related mortgage loan,
                                 although those circumstances were generally
                                 addressed by escrow requirements or other
                                 mitigating provisions.

                                 Another factor that you should consider is that
                                 retail, industrial and office properties also
                                 may be adversely affected if there is a
                                 concentration of tenants or of tenants in the
                                 same or similar business or industry.

                                 In some cases, the sole or a significant tenant
                                 is related to the subject borrower or an
                                 affiliate of that borrower.

                                 For further information with respect to tenant
                                 concentrations, see Appendix II attached to
                                 this prospectus supplement.

                                      S-40

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES             If a mortgaged property has multiple tenants,
                                 re-leasing costs and costs of enforcing
                                 remedies against defaulting tenants may be more
                                 frequent than in the case of mortgaged
                                 properties with fewer tenants, thereby reducing
                                 the cash flow available for debt service
                                 payments. These costs may cause a borrower to
                                 default in its obligations to a lender which
                                 could reduce cash flow available for debt
                                 service payments. Multi-tenanted mortgaged
                                 properties also may experience higher
                                 continuing vacancy rates and greater volatility
                                 in rental income and expenses.

RE-LEASING RISKS                 Repayment of mortgage loans secured by retail,
                                 office and industrial properties will be
                                 affected by the expiration of leases and the
                                 ability of the related borrowers and property
                                 managers to renew the leases or to relet the
                                 space on comparable terms. Certain mortgaged
                                 properties may be leased in whole or in part to
                                 government sponsored tenants who have the right
                                 to cancel their leases at any time because of
                                 lack of appropriations or otherwise.

                                 In addition, certain properties may have
                                 tenants that are paying rent but are not in
                                 occupancy or may have vacant space that is not
                                 leased. Any "dark" space may cause the property
                                 to be less desirable to other potential tenants
                                 or the related tenant may be more likely to
                                 default in its obligations under the lease. We
                                 cannot assure you that those tenants will
                                 continue to fulfill their lease obligations or
                                 that the space will be relet.

                                 Certain tenants at the retail properties,
                                 including without limitation anchor tenants,
                                 may have the right to terminate their leases if
                                 certain other tenants are not operating, or if
                                 their sales at the property do not reach a
                                 specified level. Even if vacated space is
                                 successfully relet, the costs associated with
                                 reletting, including tenant improvements and
                                 leasing commissions, could be substantial and
                                 could reduce cash flow from the related
                                 mortgaged properties. One hundred thirty-one
                                 (131) of the mortgaged properties, securing
                                 mortgage loans representing approximately 50.5%
                                 of the initial outstanding pool balance
                                 (excluding multifamily, manufactured housing
                                 community, self storage, hospitality and
                                 certain other property types) (and representing
                                 50.9% of the initial outstanding loan group 1
                                 balance), as of the cut-off date, have reserves
                                 for tenant improvements and leasing commissions
                                 which may serve to defray those costs. We
                                 cannot assure you, however, that the funds (if
                                 any) held in those reserves for tenant
                                 improvements and leasing commissions will be
                                 sufficient to cover the costs and expenses
                                 associated with tenant improvements or leasing
                                 commission obligations. In addition, if a
                                 tenant defaults in its obligations to a
                                 borrower, the borrower may incur substantial
                                 costs and experience significant delays
                                 associated with enforcing rights and protecting
                                 its investment, including costs incurred in
                                 renovating or reletting the property.

                                      S-41

THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE
LOANS WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    The effect of mortgage pool loan losses will be
                                 more severe:

                                 o    if the pool is comprised of a small number
                                      of loans, each with a relatively large
                                      principal amount; or

                                 o    if the losses relate to loans that account
                                      for a disproportionately large percentage
                                      of the pool's aggregate principal balance
                                      of all mortgage loans.

                                 Mortgage loans with the same borrower or
                                 related borrowers pose additional risks. Among
                                 other things, financial difficulty at one
                                 mortgaged real property could cause the owner
                                 to defer maintenance at another mortgaged real
                                 property in order to satisfy current expenses
                                 with respect to the troubled mortgaged real
                                 property; and the owner could attempt to avert
                                 foreclosure on one mortgaged real property by
                                 filing a bankruptcy petition that might have
                                 the effect of interrupting monthly payments for
                                 an indefinite period on all of the related
                                 mortgage loans.

                                 Twenty-six (26) groups of mortgage loans were
                                 made to the same borrower or to borrowers that
                                 are affiliated with one another through partial
                                 or complete direct or indirect common ownership
                                 (which include seventeen (17) groups of
                                 mortgage loans exclusively in loan group 1 and
                                 six (6) groups of mortgage loans exclusively in
                                 loan group 2). Of these twenty-six (26) groups,
                                 the 3 largest groups represent 5.6%, 3.6% and
                                 2.6%, respectively, of the initial outstanding
                                 pool balance. See Appendix II attached to this
                                 prospectus supplement. The related borrower
                                 concentrations of the 3 largest groups
                                 exclusively in loan group 1 represent 6.9%,
                                 3.2% and 1.8%, respectively, of the initial
                                 outstanding loan group 1 balance, and the three
                                 largest groups of mortgage loans exclusively in
                                 loan group 2 represent 19.2%, 8.2% and 2.7%,
                                 respectively, of the initial outstanding loan
                                 group 2 balance. In addition, three (3) groups
                                 of mortgage loans were made to the same
                                 borrower that are affiliated with one another
                                 through partial or complete direct or indirect
                                 common ownership that have mortgage loans
                                 included in both loan group 1 and loan group 2
                                 and represent 3.0% of the initial outstanding
                                 pool balance;

                                 The ten largest mortgage loans in the aggregate
                                 represent 30.7% of the initial outstanding pool
                                 balance. Each of the other mortgage loans
                                 represents no greater than 1.4% of the initial
                                 outstanding pool balance.

                                 The largest mortgage loan in loan group 1
                                 represents 12.0% of the initial outstanding
                                 loan group 1 balance. The second largest
                                 mortgage loan in loan group 1 represents 4.9%
                                 of the initial outstanding loan group 1
                                 balance. The third largest mortgage loan in
                                 loan group 1 represents 3.4% of the initial
                                 outstanding loan group 1 balance. Each of the
                                 other mortgage loans represents less than or
                                 equal to 2.9% of the initial outstanding loan
                                 group 1 balance.

                                 The largest mortgage loan in loan group 2
                                 represents 5.6% of the initial outstanding loan
                                 group 2 balance. Four (4) mortgage loans in
                                 loan

                                      S-42

                                 group 2, which are cross collateralized with
                                 each other, in the aggregate represent 19.2% of
                                 the initial outstanding loan group 2 balance.
                                 The next largest mortgage loan in loan group 2
                                 after the cross-collateralized portfolio
                                 represents 4.3% of the initial outstanding loan
                                 group 2 balance. Each of the other mortgage
                                 loans represents less than or equal to 3.9% of
                                 the initial outstanding loan group 2 balance.

                                 In some cases, the sole or significant tenant
                                 is related to the subject borrower. In the case
                                 of Mortgage Loan Nos. 28, 29-30, 39-40, 45, 60,
                                 63, 177, 192, 195-197, 199-200, 212, 227, 273,
                                 280, 289 and 291 the tenant at all of the
                                 related mortgaged properties is the parent of
                                 the related borrower. For further information
                                 with respect to tenant concentrations, see
                                 Appendix II attached to this prospectus
                                 supplement.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF
LOSS ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A concentration of mortgaged property types
                                 also can pose increased risks. A concentration
                                 of mortgage loans secured by the same property
                                 type can increase the risk that a decline in a
                                 particular industry will have a
                                 disproportionately large impact on the pool of
                                 mortgage loans or a particular loan group. The
                                 following property types represent the
                                 indicated percentage of the initial outstanding
                                 pool balance:

                                 o    retail properties represent 33.3%;

                                 o    office properties represent 22.8%;

                                 o    multifamily properties represent 18.6%;

                                 o    hospitality properties represent 11.1%;

                                 o    industrial properties represent 8.6%;

                                 o    manufactured housing community properties
                                      represent 2.0%;

                                 o    mixed use properties represent 1.8%;

                                 o    self storage properties represent 1.6%;
                                      and

                                 o    other properties represent 0.3%.

                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Concentrations of mortgaged properties in
                                 geographic areas may increase the risk that
                                 adverse economic or other developments or a
                                 natural disaster or act of terrorism affecting
                                 a particular region of the country could
                                 increase the frequency and severity of losses
                                 on mortgage loans secured by the properties. In
                                 the past, several regions of the United States
                                 have experienced significant real estate
                                 downturns

                                      S-43

                                 at times when other regions have not. Regional
                                 economic declines or adverse conditions in
                                 regional real estate markets could adversely
                                 affect the income from, and market value of,
                                 the mortgaged properties located in the region.
                                 Other regional factors--e.g., earthquakes,
                                 floods or hurricanes or changes in governmental
                                 rules or fiscal policies--also may adversely
                                 affect those mortgaged properties.

                                 The mortgaged properties are located in
                                 thirty-eight (38) different states and the
                                 District of Columbia (which include thirty-four
                                 (34) states and the District of Columbia for
                                 loan group 1 and twenty-three (23) states for
                                 loan group 2). In particular, investors should
                                 note that approximately 11.0% of the mortgaged
                                 properties, based on the initial outstanding
                                 pool balance (and 13.1% of the initial
                                 outstanding loan group 1 balance and 2.2% of
                                 the initial outstanding loan group 2 balance),
                                 are located in California. Mortgaged properties
                                 located in California may be more susceptible
                                 to some types of special hazards that may not
                                 be adequately covered by insurance (such as
                                 earthquakes and flooding) than properties
                                 located in other parts of the country. If a
                                 borrower does not have insurance against such
                                 risks and a severe casualty occurs at a
                                 mortgaged property, the borrower may be unable
                                 to generate income from the mortgaged property
                                 in order to make payments on the related
                                 mortgage loan. The mortgage loans generally do
                                 not require any borrowers to maintain
                                 earthquake insurance.

                                 In addition, 11.0%, 8.2%, 6.9%, 6.7%, 6.4% and
                                 6.3% of the mortgaged properties, based on the
                                 initial outstanding pool balance, are located
                                 in California, New York, Texas, Indiana,
                                 Pennsylvania and Maryland, respectively, and
                                 concentrations of mortgaged properties, in each
                                 case, representing less than 5.0% of the
                                 initial outstanding pool balance, also exist in
                                 several other states.

                                 For information regarding the location of the
                                 properties securing the mortgage loans included
                                 in loan group 1 and loan group 2, see Appendix
                                 I to this prospectus supplement.

A LARGE CONCENTRATION OF
RETAIL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE
SPECIAL RISKS OF RETAIL
PROPERTIES                       One hundred twenty-one (121) of the mortgaged
                                 properties, securing mortgage loans
                                 representing 33.3% of the initial outstanding
                                 pool balance (and representing 40.9% of the
                                 initial outstanding loan group 1 balance), are
                                 retail properties.

                                 The quality and success of a retail property's
                                 tenants significantly affect the property's
                                 value. The success of retail properties can be
                                 adversely affected by local competitive
                                 conditions and changes in consumer spending
                                 patterns. A borrower's ability to make debt
                                 service payments can be adversely affected if
                                 rents are based on a percentage of the tenant's
                                 sales and sales decline or if the closure of
                                 one store gives rise to lease provisions
                                 permitting the closure of another store.

                                 An "anchor tenant" is proportionately larger in
                                 size than other tenants at a retail property
                                 and is considered to be vital in attracting
                                 customers to a retail property, whether or not
                                 the anchor tenant's premises are part of the
                                 mortgaged property. Seventy-eight (78) of the
                                 mortgaged properties, securing 24.3% of the
                                 initial outstanding pool balance (and securing
                                 29.9% of the initial loan group 1 balance), are
                                 properties

                                      S-44

                                 considered by the applicable mortgage loan
                                 seller to be leased to or are adjacent to or
                                 are occupied by anchor tenants.

                                 The presence or absence of an anchor store in a
                                 shopping center also can be important because
                                 anchor stores play a key role in generating
                                 customer traffic and making a center desirable
                                 for other tenants. Consequently, the economic
                                 performance of an anchored retail property will
                                 be adversely affected by:

                                 o    an anchor store's failure to renew its
                                      lease;

                                 o    termination of an anchor store's lease;

                                 o    the bankruptcy or economic decline of an
                                      anchor store or self-owned anchor or its
                                      parent company; or

                                 o    the cessation of the business of an anchor
                                      store at the shopping center, even if, as
                                      a tenant, it continues to pay rent.

                                 There may be retail properties with anchor
                                 stores that are permitted to cease operating at
                                 any time if certain other stores are not
                                 operated at those locations. Furthermore, there
                                 may be non-anchor tenants that are permitted to
                                 offset all or a portion of their rent, pay rent
                                 based solely on a percentage of their sales or
                                 to terminate their leases if certain anchor
                                 stores and/or major tenants are either not
                                 operated or fail to meet certain business
                                 objectives.

                                 Retail properties also face competition from
                                 sources outside a given real estate market. For
                                 example, all of the following compete with more
                                 traditional retail properties for consumer
                                 dollars: factory outlet centers, discount
                                 shopping centers and clubs, catalogue
                                 retailers, home shopping networks, internet web
                                 sites and telemarketing. Continued growth of
                                 these alternative retail outlets, which often
                                 have lower operating costs, could adversely
                                 affect the rents collectible at the retail
                                 properties included in the mortgage pool, as
                                 well as the income from, and market value of,
                                 the mortgaged properties. Moreover, additional
                                 competing retail properties may be built in the
                                 areas where the retail properties are located,
                                 which could adversely affect the rents
                                 collectible at the retail properties included
                                 in the mortgage pool, as well as the income
                                 from, and market value of, the mortgaged
                                 properties.

A LARGE CONCENTRATION OF
OFFICE PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE
SPECIAL RISKS OF OFFICE
PROPERTIES                       Fifty-five (55) of the mortgaged properties,
                                 securing mortgage loans representing 22.8% of
                                 the initial outstanding pool balance (and
                                 representing 28.0% of the initial outstanding
                                 loan group 1 balance), are office properties.

                                 A large number of factors may affect the value
                                 of these office properties, including:

                                 o    the quality of an office building's
                                      tenants;

                                 o    the diversity of an office building's
                                      tenants, reliance on a single or dominant
                                      tenant or tenants in a volatile industry
                                      (e.g., technology

                                      S-45

                                 and internet companies that have experienced or
                                 may in the future experience circumstances that
                                 make their businesses volatile);

                                 o    the physical attributes of the building in
                                      relation to competing buildings, e.g.,
                                      age, condition, design, location, access
                                      to transportation and ability to offer
                                      certain amenities, such as sophisticated
                                      building systems;

                                 o    the desirability of the area as a business
                                      location;

                                 o    the strength and nature of the local
                                      economy (including labor costs and
                                      quality, tax environment and quality of
                                      life for employees); and

                                 o    the suitability of a space for re-leasing
                                      without significant build-out costs.

                                 Moreover, the cost of refitting office space
                                 for a new tenant is often higher than the cost
                                 of refitting other types of property.

                                 Included in the office properties referenced
                                 above are eleven (11) medical office
                                 properties, which secure approximately 2.9% of
                                 the initial outstanding pool balance (and
                                 representing 3.6% of the initial outstanding
                                 loan group 1 balance). The performance of a
                                 medical office property may depend on the
                                 proximity of the property to a hospital or
                                 other health care establishment and on
                                 reimbursements for patient fees from private or
                                 government-sponsored insurance companies. The
                                 sudden closure of a nearby hospital may
                                 adversely affect the value of a medical office
                                 property. In addition, the performance of a
                                 medical office property may depend on
                                 reimbursements for patient fees from private or
                                 government-sponsored insurers and issues
                                 related to reimbursement (ranging from
                                 non-payment to delays in payment) from such
                                 insurers could adversely impact cash flow at
                                 such mortgaged properties. Moreover, medical
                                 office properties appeal to a narrow market of
                                 tenants and the value of a medical office
                                 property may be adversely affected by the
                                 availability of competing medical office
                                 properties.

A LARGE CONCENTRATION OF
MULTIFAMILY PROPERTIES IN
THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO
THE SPECIAL RISKS OF
MULTIFAMILY PROPERTIES           Sixty-one (61) of the mortgaged properties,
                                 securing mortgage loans representing 18.6% of
                                 the initial outstanding pool balance (which
                                 include four (4) mortgaged properties in loan
                                 group 1, representing 1.0% of the initial
                                 outstanding loan group 1 balance, and
                                 fifty-seven (57) mortgaged properties in loan
                                 group 2, representing 95.4% of the initial
                                 outstanding loan group 2 balance), are
                                 multifamily properties.

                                 A large number of factors may affect the value
                                 and successful operation of these multifamily
                                 properties, including:

                                 o    the physical attributes of the apartment
                                      building, such as its age, appearance and
                                      construction quality;

                                 o    the location of the property;

                                      S-46

                                 o    the ability of management to provide
                                      adequate maintenance and insurance;

                                 o    the types of services and amenities
                                      provided at the property;

                                 o    the property's reputation;

                                 o    the level of mortgage interest rates and
                                      favorable income and economic conditions
                                      (which may encourage tenants to purchase
                                      rather than rent housing);

                                 o    the presence of competing properties;

                                 o    adverse local or national economic
                                      conditions which may limit the rent that
                                      may be charged and which may result in
                                      increased vacancies;

                                 o    the tenant mix (such as tenants being
                                      predominantly students or military
                                      personnel or employees of a particular
                                      business or industry) and requirements
                                      that tenants meet certain criteria (such
                                      as age restrictions for senior housing);

                                 o    in the case of any student housing
                                      facilities, which may be more susceptible
                                      to damage or wear and tear than other
                                      types of multifamily housing, the reliance
                                      on the financial well-being of the college
                                      or university to which it relates,
                                      competition from on-campus housing units
                                      (which may adversely affect occupancy),
                                      the physical layout of the housing (which
                                      may not be readily convertible to
                                      traditional multifamily use), and student
                                      tenants having a higher turnover rate than
                                      other types of multifamily tenants, which
                                      in certain cases is compounded by the fact
                                      that student leases are available for
                                      periods of less than 12 months;

                                 o    state and local regulations (which may
                                      limit the ability to increase rents); and

                                 o    government assistance/rent subsidy
                                      programs (which may influence tenant
                                      mobility).

                                 In addition to state regulation of the landlord
                                 tenant relationship, certain counties and
                                 municipalities impose rent control on apartment
                                 buildings. These ordinances may limit rent
                                 increases to fixed percentages, to percentages
                                 of increases in the consumer price index, to
                                 increases set or approved by a governmental
                                 agency, or to increases determined through
                                 mediation or binding arbitration. Any
                                 limitations on a borrower's ability to raise
                                 property rents may impair such borrower's
                                 ability to repay its multifamily loan from its
                                 net operating income or the proceeds of a sale
                                 or refinancing of the related multifamily
                                 property.

                                 Certain of the mortgage loans are secured or
                                 may be secured in the future by mortgaged
                                 properties that are subject to certain
                                 affordable housing covenants and other
                                 covenants and restrictions with respect to
                                 various tax credit, city, state and federal
                                 housing subsidies, rent stabilization or
                                 similar programs, in respect of various units
                                 within the mortgaged properties. Generally, the
                                 related mortgaged property must satisfy certain
                                 requirements, the borrower must observe certain
                                 leasing

                                      S-47

                                 practices and/or the tenant(s) must regularly
                                 meet certain income requirements or the
                                 borrower or mortgaged property must have
                                 certain other characteristics consistent with
                                 the government policy related to the applicable
                                 program. The limitations and restrictions
                                 imposed by these programs could result in
                                 losses on the mortgage loans. In addition, in
                                 the event that the program is cancelled, it
                                 could result in less income for the project. In
                                 certain cases, housing assistance program
                                 contracts may not be assigned to the related
                                 borrower or purchaser of the property until
                                 after the origination date of the mortgage
                                 loan. We cannot assure you these contracts will
                                 ultimately be assigned. These programs may
                                 include, among others:

                                 o    rent limitations that would adversely
                                      affect the ability of borrower to increase
                                      rents to maintain the condition of their
                                      mortgaged properties and satisfy operating
                                      expense; and

                                 o    tenant income restrictions that may reduce
                                      the number of eligible tenants in those
                                      mortgaged properties and result in a
                                      reduction in occupancy rates.

                                 The difference in rents between subsidized or
                                 supported properties and other multifamily
                                 rental properties in the same area may not be a
                                 sufficient economic incentive for some eligible
                                 tenants to reside at a subsidized or supported
                                 property that may have fewer amenities or be
                                 less attractive as a residence. As a result,
                                 occupancy levels at a subsidized or supported
                                 property may decline, which may adversely
                                 affect the value and successful operation of
                                 such property.

                                 The related mortgage loan seller may have
                                 underwritten the related mortgage loan on the
                                 assumption that such assistance will continue.
                                 Loss of any applicable assistance could have an
                                 adverse effect on the ability of the related
                                 borrower to make timely payments of debt
                                 service. In addition, the restrictions
                                 described above relating to the use of the
                                 related mortgaged property could reduce the
                                 market value of the related mortgaged property.

A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY
PROPERTIES                       Eleven (11) of the mortgaged properties,
                                 securing mortgage loans representing 11.1% of
                                 the initial outstanding pool balance (and
                                 representing 13.6% of the initial outstanding
                                 loan group 1 balance), are hospitality
                                 properties. Various factors may adversely
                                 affect the economic performance of a
                                 hospitality property, including:

                                 o    adverse economic and social conditions,
                                      either local, regional, national or
                                      international which may limit the amount
                                      that can be charged for a room and reduce
                                      occupancy levels;

                                 o    the construction of competing hotels or
                                      resorts;

                                 o    continuing expenditures for modernizing,
                                      refurbishing, and maintaining existing
                                      facilities prior to the expiration of
                                      their anticipated useful lives;

                                 o    franchise affiliation (or lack thereof);

                                      S-48

                                 o    a deterioration in the financial strength
                                      or managerial capabilities of the owner
                                      and/or operator of a hotel; and

                                 o    changes in travel patterns, terrorist
                                      attacks, increases in energy prices,
                                      strikes, relocation of highways or the
                                      construction of additional highways.

                                 Because hotel rooms generally are rented for
                                 short periods of time, the financial
                                 performance of hotels tends to be affected by
                                 adverse economic conditions and competition
                                 more quickly than are other types of commercial
                                 properties.

                                 Moreover, the hotel and lodging industry is
                                 generally seasonal in nature. This seasonality
                                 can be expected to cause periodic fluctuations
                                 in a hotel property's revenues, occupancy
                                 levels, room rates and operating expenses.

                                 The laws and regulations relating to liquor
                                 licenses generally prohibit the transfer of
                                 those liquor licenses to any other person. In
                                 the event of a foreclosure of a hotel property
                                 with a liquor license, the special servicer on
                                 behalf of the trustee or a purchaser in a
                                 foreclosure sale would likely have to apply for
                                 a new license. There can be no assurance that a
                                 new liquor license could be obtained promptly
                                 or at all. The lack of a liquor license in a
                                 full service hotel could have an adverse impact
                                 on the revenue generated by the hotel.

                                 A mortgage loan secured by hotel property may
                                 be affiliated with a franchise company through
                                 a franchise agreement or a hotel management
                                 company through a management agreement. The
                                 performance of a hotel property affiliated with
                                 a franchise or hotel management company depends
                                 in part on the continued existence, reputation
                                 and financial strength of the franchisor or
                                 hotel management company and, with respect to a
                                 franchise company only,

                                 o    the public perception of the franchise or
                                      management company or hotel chain service
                                      mark; and

                                 o    the duration of the franchise licensing
                                      agreement or management agreement.

                                 Any provision in a franchise agreement
                                 providing for termination because of the
                                 bankruptcy of a franchisor generally will not
                                 be enforceable. Replacement franchises may
                                 require significantly higher fees. The
                                 transferability of franchise license agreements
                                 is restricted. In the event of a foreclosure,
                                 the lender or its agent would not have the
                                 right to use the franchise license without the
                                 franchisor's consent.

A LARGE CONCENTRATION OF SELF
STORAGE FACILITIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF SELF STORAGE
FACILITIES                       Sixteen (16) of the mortgaged properties,
                                 securing mortgage loans representing 1.6% of
                                 the initial outstanding pool balance (and
                                 representing 1.9% of the initial outstanding
                                 loan group 1 balance), are self storage
                                 facilities. Various factors may adversely
                                 affect the value and successful operation of a
                                 self storage facility including:

                                      S-49

                                 o    competition, because both acquisition and
                                      development costs and break-even occupancy
                                      are relatively low;

                                 o    conversion of a self storage facility to
                                      an alternative use generally requires
                                      substantial capital expenditures;

                                 o    security concerns; and

                                 o    user privacy and ease of access to
                                      individual storage space may increase
                                      environmental risks (although lease
                                      agreements generally prohibit users from
                                      storing hazardous substances in the
                                      units).

                                 The environmental assessments discussed in this
                                 prospectus supplement did not include an
                                 inspection of the contents of the self storage
                                 units of the self storage properties.
                                 Accordingly, there is no assurance that all of
                                 the units included in the self storage
                                 properties are free from hazardous substances
                                 or will remain so in the future.

A LARGE CONCENTRATION OF
INDUSTRIAL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES   Twenty-nine (29) of the mortgaged properties,
                                 securing mortgage loans representing 8.6% of
                                 the initial outstanding pool balance (and
                                 representing 10.5% of the initial outstanding
                                 loan group 1 balance), are industrial
                                 properties. Various factors may adversely
                                 affect the economic performance of these
                                 industrial properties, which could adversely
                                 affect payments on your certificates,
                                 including:

                                 o    reduced demand for industrial space
                                      because of a decline in a particular
                                      industry segment;

                                 o    increased supply of competing industrial
                                      space because of relative ease in
                                      constructing buildings of this type;

                                 o    a property becoming functionally obsolete;

                                 o    insufficient supply of labor to meet
                                      demand;

                                 o    changes in access to the property, energy
                                      prices, strikes, relocation of highways or
                                      the construction of additional highways;

                                 o    location of the property in relation to
                                      access to transportation;

                                 o    suitability for a particular tenant;

                                 o    building design and adaptability;

                                 o    a change in the proximity of supply
                                      sources; and

                                 o    environmental hazards.

                                      S-50

A LARGE CONCENTRATION OF
MANUFACTURED HOUSING COMMUNITY
PROPERTIES IN THE MORTGAGE
POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF MANUFACTURED HOUSING
COMMUNITY PROPERTIES             Six (6) mortgaged properties, securing mortgage
                                 loans representing 2.0% of the initial
                                 outstanding pool balance (which include four
                                 (4) mortgaged properties in loan group 1,
                                 representing 2.1% of the initial outstanding
                                 loan group 1 balance, and two (2) mortgaged
                                 properties in loan group 2, representing 1.9%
                                 of the initial outstanding loan group 2
                                 balance), are manufactured housing community
                                 properties. Various factors may adversely
                                 affect the economic performance of manufactured
                                 housing community properties, which could
                                 adversely affect payments on your certificates,
                                 including:

                                 o    the physical attributes of the community
                                      (e.g., age, condition and design);

                                 o    the location of the community;

                                 o    the services and amenities provided by the
                                      community and its management (including
                                      maintenance and insurance);

                                 o    the strength and nature of the local
                                      economy (which may limit the amount that
                                      may be charged, the timely payments of
                                      those amounts, and may reduce occupancy
                                      levels);

                                 o    state and local regulations (which may
                                      affect the property owner's ability to
                                      increase amounts charged or limit the
                                      owner's ability to convert the property to
                                      an alternate use);

                                 o    competing residential developments in the
                                      local market, such as other manufactured
                                      housing communities, apartment buildings
                                      and single family homes;

                                 o    the property's reputation;

                                 o    the availability of public water and sewer
                                      facilities, or the adequacy of any such
                                      privately-owned facilities; and

                                 o    the property may not be readily
                                      convertible to an alternate use.

MORTGAGED PROPERTIES WITH
CONDOMINIUM OWNERSHIP COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                One or more of the mortgaged properties
                                 securing the mortgage loans in the pool may be
                                 primarily secured by the related borrower's fee
                                 simple ownership in one or more condominium
                                 units.

                                 The management and operation of a condominium
                                 is generally controlled by a condominium board
                                 representing the owners of the individual
                                 condominium units, subject to the terms of the
                                 related condominium rules or by-laws.
                                 Generally, the consent of a majority of the
                                 board members is required for any actions of
                                 the condominium board. The condominium board is
                                 generally responsible for administration of the
                                 affairs of the condominium, including providing

                                      S-51

                                 for maintenance and repair of common areas,
                                 adopting rules and regulations regarding common
                                 areas, and obtaining insurance and repairing
                                 and restoring the common areas of the property
                                 after a casualty. Notwithstanding the insurance
                                 and casualty provisions of the related mortgage
                                 loan documents, the condominium board may have
                                 the right to control the use of casualty
                                 proceeds. In addition, the condominium board
                                 generally has the right to assess individual
                                 unit owners for their share of expenses related
                                 to the operation and maintenance of the common
                                 elements. In the event that an owner of another
                                 unit fails to pay its allocated assessments,
                                 the related borrower may be required to pay
                                 those assessments in order to properly maintain
                                 and operate the common elements of the
                                 property. Although the condominium board
                                 generally may obtain a lien against any unit
                                 owner for common expenses that are not paid,
                                 the lien generally is extinguished if a
                                 mortgagee takes possession pursuant to a
                                 foreclosure. Each unit owner is responsible for
                                 maintenance of its respective unit and retains
                                 essential operational control over its unit.

                                 Due to the nature of condominiums and a
                                 borrower's ownership interest therein, a
                                 default on a loan secured by the borrower's
                                 interest in one or more condominium units may
                                 not allow the holder of the mortgage loan the
                                 same flexibility in realizing upon the
                                 underlying real property as is generally
                                 available with respect to properties that are
                                 not condominiums. The rights of any other unit
                                 owners, the governing documents of the owners'
                                 association and state and local laws applicable
                                 to condominiums must be considered and
                                 respected. Consequently, servicing and
                                 realizing upon that collateral could subject
                                 the trust to greater delay, expense and risk
                                 than servicing and realizing upon collateral
                                 for other loans that are not condominiums.

A TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES    Certain of the tenants at some of the mortgaged
                                 properties may have been, may currently be, or
                                 may in the future become a party in a
                                 bankruptcy proceeding. The bankruptcy or
                                 insolvency of a major tenant, or a number of
                                 smaller tenants, in retail, industrial and
                                 office properties may adversely affect the
                                 income produced by the property. Under the
                                 federal bankruptcy code, a tenant/debtor has
                                 the option of affirming or rejecting any
                                 unexpired lease. If the tenant rejects the
                                 lease, the landlord's claim for breach of the
                                 lease would be a general unsecured claim
                                 against the tenant, absent collateral securing
                                 the claim. The claim would be limited to the
                                 unpaid rent under the lease for the periods
                                 prior to the bankruptcy petition, or earlier
                                 surrender of the leased premises, plus the rent
                                 under the lease for the greater of one year, or
                                 15%, not to exceed three years, of the
                                 remaining term of the lease and the actual
                                 amount of the recovery could be less than the
                                 amount of the claim.

ENVIRONMENTAL LAWS ENTAIL
RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Various environmental laws may make a current
                                 or previous owner or operator of real property
                                 liable for the costs of removal or remediation
                                 of hazardous or toxic substances on, under or
                                 adjacent to the property. Those laws often
                                 impose liability whether or not the owner or
                                 operator

                                      S-52

                                 knew of, or was responsible for, the presence
                                 of the hazardous or toxic substances. For
                                 example, certain laws impose liability for
                                 release of asbestos-containing materials into
                                 the air or require the removal or containment
                                 of asbestos-containing materials. In some
                                 states, contamination of a property may give
                                 rise to a lien on the property to assure
                                 payment of the costs of cleanup. In some
                                 states, this lien has priority over the lien of
                                 a pre-existing mortgage. Additionally, third
                                 parties may seek recovery from owners or
                                 operators of real properties for cleanup costs,
                                 property damage or personal injury associated
                                 with releases of, or other exposure to
                                 hazardous substances related to the properties.

                                 The owner's liability for any required
                                 remediation generally is not limited by law and
                                 could, accordingly, exceed the value of the
                                 property and/or the aggregate assets of the
                                 owner. The presence of hazardous or toxic
                                 substances also may adversely affect the
                                 owner's ability to refinance the property or to
                                 sell the property to a third party. The
                                 presence of, or strong potential for
                                 contamination by, hazardous substances
                                 consequently can have a materially adverse
                                 effect on the value of the property and a
                                 borrower's ability to repay its mortgage loan.

                                 In addition, under certain circumstances, a
                                 lender (such as the trust) could be liable for
                                 the costs of responding to an environmental
                                 hazard. Any potential environmental liability
                                 could reduce or delay payments on the offered
                                 certificates.

ENVIRONMENTAL RISKS RELATING
TO SPECIFIC MORTGAGED
PROPERTIES MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Except for mortgaged properties securing
                                 mortgage loans that are the subject of a
                                 secured creditor impaired property policy, all
                                 of the mortgaged properties securing the
                                 mortgage loans have been subject to
                                 environmental site assessments, or in some
                                 cases an update of a previous assessment, in
                                 connection with the origination or
                                 securitization of the loans. In all cases, the
                                 environmental site assessment was a Phase I
                                 environmental assessment, although in some
                                 cases a Phase II site assessment was also
                                 performed. With respect to the mortgaged
                                 properties securing the mortgage loans that
                                 were not the subject of an environmental site
                                 assessment within eighteen months prior to the
                                 cut-off date, the applicable mortgage loan
                                 seller either (a) represented that with respect
                                 to each such mortgaged property (i) no
                                 hazardous material is present on the mortgaged
                                 property and (ii) the mortgaged property is in
                                 material compliance with all applicable
                                 federal, state and local laws pertaining to
                                 hazardous materials or environmental hazards,
                                 in each case subject to limitations of
                                 materiality and the other qualifications set
                                 forth in the representation, or (b) provided
                                 secured creditor impaired property policies
                                 providing coverage for certain losses that may
                                 arise from adverse environmental conditions
                                 that may exist at the related mortgaged
                                 property. These reports generally did not
                                 disclose the presence or risk of environmental
                                 contamination that is considered material and
                                 adverse to the interests of the holders of the
                                 certificates; however, in certain cases, these
                                 assessments did reveal conditions that resulted
                                 in requirements that the related borrowers
                                 establish operations and maintenance plans,
                                 monitor the mortgaged property or nearby
                                 properties, abate or remediate the

                                      S-53

                                 condition, and/or provide additional security
                                 such as letters of credit, reserves or
                                 stand-alone secured creditor impaired property
                                 policies.

                                 One (1) mortgaged property, securing a mortgage
                                 loan representing 0.8% of the initial
                                 outstanding pool balance (and representing 1.0%
                                 of the initial outstanding loan group 1
                                 balance), has the benefit of a stand-alone
                                 environmental insurance policy that provides
                                 coverage for selected environmental matters
                                 with respect to the related mortgaged property.
                                 We describe this policy under "Description of
                                 the Mortgage Pool--Environmental Insurance" in
                                 this prospectus supplement.

                                 We cannot assure you, however, that the
                                 environmental assessments revealed all existing
                                 or potential environmental risks or that all
                                 adverse environmental conditions have been
                                 completely abated or remediated or that any
                                 reserves, insurance or operations and
                                 maintenance plans will be sufficient to
                                 remediate the environmental conditions.
                                 Moreover, we cannot assure you that:

                                 o    future laws, ordinances or regulations
                                      will not impose any material environmental
                                      liability; or

                                 o    the current environmental condition of the
                                      mortgaged properties will not be adversely
                                      affected by tenants or by the condition of
                                      land or operations in the vicinity of the
                                      mortgaged properties (such as underground
                                      storage tanks).

                                 In addition, some borrowers under the mortgage
                                 loans may not have satisfied or may not satisfy
                                 all post-closing obligations required by the
                                 related mortgage loan documents with respect to
                                 environmental matters. There can be no
                                 assurance that recommended operations and
                                 maintenance plans have been implemented or will
                                 continue to be complied with.

                                 Portions of some of the mortgaged properties
                                 securing the mortgage loans may include tenants
                                 which operate as, were previously operated as
                                 or are located near other properties currently
                                 or previously operated as on-site dry-cleaners
                                 or gasoline stations. Both types of operations
                                 involve the use and storage of hazardous
                                 materials, leading to an increased risk of
                                 liability to the tenant, the landowner and,
                                 under certain circumstances, a lender (such as
                                 the trust) under environmental laws.
                                 Dry-cleaners and gasoline station operators may
                                 be required to obtain various environmental
                                 permits or licenses in connection with their
                                 operations and activities and to comply with
                                 various environmental laws, including those
                                 governing the use and storage of hazardous
                                 materials. These operations incur ongoing costs
                                 to comply with environmental laws governing,
                                 among other things, containment systems and
                                 underground storage tank systems. In addition,
                                 any liability to borrowers under environmental
                                 laws, especially in connection with releases
                                 into the environment of gasoline, dry-cleaning
                                 solvents or other hazardous substances from
                                 underground storage tank systems or otherwise,
                                 could adversely impact the related borrower's
                                 ability to repay the related mortgage loan.
                                 Certain of the mortgaged properties may have
                                 environmental contamination that has been
                                 remediated and for which no-further action
                                 letters have been issued or may be the subject
                                 of ongoing remediation.

                                 In addition, problems associated with mold may
                                 pose risks to real property and may also be the
                                 basis for personal injury claims against a

                                      S-54

                                 borrower. Although the mortgaged properties are
                                 required to be inspected periodically, there
                                 are no generally accepted standards for the
                                 assessment of any existing mold. If left
                                 unchecked, problems associated with mold could
                                 result in the interruption of cash flow,
                                 remediation expenses and litigation which could
                                 adversely impact collections from a mortgaged
                                 property. In addition, many of the insurance
                                 policies presently covering the mortgaged
                                 properties may specifically exclude losses due
                                 to mold.

                                 Before the special servicer acquires title to a
                                 mortgaged property on behalf of the trust or
                                 assumes operation of the property, it must
                                 obtain an environmental assessment of the
                                 property, or rely on a recent environmental
                                 assessment. This requirement will decrease the
                                 likelihood that the trust will become liable
                                 under any environmental law. However, this
                                 requirement may effectively preclude
                                 foreclosure until a satisfactory environmental
                                 assessment is obtained, or until any required
                                 remedial action is thereafter taken. There is
                                 accordingly some risk that the mortgaged
                                 property will decline in value while this
                                 assessment is being obtained. Moreover, we
                                 cannot assure you that this requirement will
                                 effectively insulate the trust from potential
                                 liability under environmental laws. Any such
                                 potential liability could reduce or delay
                                 payments to certificateholders.

IF A BORROWER IS UNABLE TO
REPAY ITS LOAN ON ITS MATURITY
DATE, YOU MAY EXPERIENCE A
LOSS                             All of the mortgage loans are balloon loans.
                                 For purposes of this prospectus supplement, we
                                 consider a mortgage loan to be a "balloon loan"
                                 if its principal balance is not scheduled to be
                                 fully or substantially amortized by the loan's
                                 stated maturity date or anticipated repayment
                                 date, as applicable. Included in these balloon
                                 loans is one (1) mortgage loan representing
                                 9.8% of the initial outstanding pool balance
                                 (representing 12.0% of the initial outstanding
                                 loan group 1 balance), amortizes principal in
                                 accordance with the schedule attached to this
                                 prospectus supplement as Schedule B. Ten (10)
                                 of these balloon mortgage loans, representing
                                 6.4% of the initial outstanding pool balance
                                 (and representing 7.9% of the initial
                                 outstanding loan group 1 balance), are mortgage
                                 loans, which are also referred to in this
                                 prospectus supplement as "ARD Loans", that have
                                 an anticipated repayment date that provide for
                                 an increase in the mortgage rate and/or
                                 principal amortization at a specified date
                                 prior to stated maturity. These ARD Loans are
                                 structured to encourage the borrower to repay
                                 the mortgage loan in full by the specified date
                                 (which is prior to the mortgage loan's stated
                                 maturity date) upon which these increases
                                 occur. To the extent the borrower on an ARD
                                 Loan makes payments of interest accrued at a
                                 rate of interest higher than the normal
                                 mortgage interest rate, the excess interest
                                 will be distributed to the holders of the Class
                                 T certificates. Included in these balloon loans
                                 are one hundred seven (107) mortgage loans,
                                 representing 43.7% of the initial outstanding
                                 pool balance (which include seventy-six (76)
                                 mortgage loans in loan group 1, representing
                                 37.6% of the initial outstanding loan group 1
                                 balance, and thirty-one (31) mortgage loans in
                                 loan group 2, representing 70.5% of the initial
                                 outstanding loan group 2 balance), that provide
                                 for monthly payments of interest only for a
                                 portion of their respective terms ranging from
                                 12 months to 60 months and then provide for the
                                 monthly payment of principal and interest over
                                 their respective remaining terms, and
                                 twenty-one (21) mortgage loans,

                                      S-55

                                 representing 15.0% of the initial outstanding
                                 pool balance (which include nineteen (19)
                                 mortgage loans in loan group 1, representing
                                 17.7% of the initial outstanding loan group 1
                                 balance, and two (2) mortgage loans in loan
                                 group 2, representing 3.1% of the initial
                                 outstanding loan group 2 balance), that provide
                                 for monthly payments of interest only for their
                                 entire respective terms. For purposes of this
                                 prospectus supplement, we consider a mortgage
                                 loan to be a "balloon loan" if its principal
                                 balance is not scheduled to be fully or
                                 substantially amortized by the loan's
                                 respective anticipated repayment date (in the
                                 case of a loan having an anticipated repayment
                                 date) or maturity date. We cannot assure you
                                 that each borrower will have the ability to
                                 repay the principal balance outstanding on the
                                 pertinent date, especially under a scenario
                                 where interest rates have increased from the
                                 historically low interest rates in effect at
                                 the time that most of the mortgage loans were
                                 originated. Balloon loans involve greater risk
                                 than fully amortizing loans because a
                                 borrower's ability to repay the loan on its
                                 anticipated repayment date or stated maturity
                                 date typically will depend upon its ability
                                 either to refinance the loan or to sell the
                                 mortgaged property at a price sufficient to
                                 permit repayment. A borrower's ability to
                                 achieve either of these goals will be affected
                                 by a number of factors, including:

                                 o    the availability of, and competition for,
                                      credit for commercial real estate
                                      projects;

                                 o    prevailing interest rates;

                                 o    the fair market value of the related
                                      mortgaged property;

                                 o    the borrower's equity in the related
                                      mortgaged property;

                                 o    the borrower's financial condition;

                                 o    the operating history and occupancy level
                                      of the mortgaged property;

                                 o    tax laws; and

                                 o    prevailing general and regional economic
                                      conditions.

                                 The availability of funds in the credit markets
                                 fluctuates over time.

                                 No mortgage loan seller or any of its
                                 respective affiliates is under any obligation
                                 to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Six (6) of the mortgage loans, representing
                                 13.4% of the initial outstanding pool balance
                                 (which include four (4) mortgage loans in loan
                                 group 1, representing 15.4% of the initial
                                 outstanding loan group 1 balance, and two (2)
                                 mortgage loans in loan group 2, representing
                                 4.7% of the initial outstanding loan group 2
                                 balance), currently have additional financing
                                 in place that is secured by the mortgaged
                                 property or properties related to such mortgage
                                 loan. Mortgage Loan Nos. 1-5 (the "Ritz-Carlton
                                 Pari Passu Loan"), which had an aggregate
                                 outstanding principal balance as of the Cut-off
                                 Date of $266,778,306,

                                      S-56

                                 representing 9.8% of the initial pool balance,
                                 is secured by the same mortgaged properties on
                                 a pari passu basis with a companion note (the
                                 "Ritz-Carlton Companion Loan") that had an
                                 original principal balance as of the cut-off
                                 date of $39,522,712, and a subordinated B note
                                 (the "Ritz-Carlton B Note") that had an
                                 original principal balance of $50,000,000.
                                 Mortgage Loan Nos. 29-30 (the
                                 "Allstate-Charlotte & Roanoke Mortgage Loan"),
                                 which had an outstanding principal balance as
                                 of the cut-off date of $41,725,000, is secured
                                 by the related mortgaged property, which also
                                 secures a subordinated B note (the
                                 Allstate-Charlotte & Roanoke B Note") that had
                                 an original principal balance of $9,399,948.
                                 Mortgage Loan No. 45 (the "Farmer's New World
                                 Headquarters Mortgage Loan"), which had an
                                 outstanding principal balance as of the cut-off
                                 date of $30,200,000, is secured by the related
                                 mortgaged property, which also secures a
                                 subordinated B note (the "Farmer's New World
                                 Headquarters B Note") that had an original
                                 principal balance of $2,902,232. Mortgage Loan
                                 No. 132 (the "Fairmont Terrace Apartments
                                 Mortgage Loan"), which had an outstanding
                                 principal balance as of the cut-off date of
                                 $7,522,542, is secured by the related mortgaged
                                 property, which also secures a subordinated B
                                 note (the "Fairmont Terrace Apartments B Note")
                                 that had an original principal balance of
                                 $467,000. Mortgage Loan No. 192 (the "FAMSA
                                 Retail Building Mortgage Loan"), which had an
                                 outstanding principal balance as of the cut-off
                                 date of $4,435,860, is secured by the related
                                 mortgaged property, which also secures a
                                 subordinated B note (the "FAMSA Retail Building
                                 B Note") that had an original principal balance
                                 of $290,000. See "Servicing of the Mortgage
                                 Loans--Servicing of the Ritz-Carlton Loan Group
                                 and the A/B Mortgage Loans." Mortgage Loan No.
                                 71 (the "Center Court Apartments Mortgage
                                 Loan"), which had an outstanding principal
                                 balance as of the cut-off date of $16,400,000,
                                 is secured by the related mortgaged property,
                                 which also secures a subordinated second lien
                                 loan that had an original principal balance of
                                 approximately $1,000,000. Interest is payable
                                 on that subordinate loan at a rate of 1.5% and
                                 is payable annually on June 30 of each year.
                                 The subordinate loan matures on December 31,
                                 2028. In addition to the foregoing, the
                                 mortgaged properties that secure the
                                 Ritz-Carlton Pari Passu Loan also currently
                                 have additional financing in place that is
                                 secured by a subordinated second lien loan on
                                 the mortgaged properties and mezzanine
                                 interests in the related borrower.

                                 Three (3) of the mortgage loans, representing
                                 3.4% of the initial outstanding pool balance
                                 (which include two (2) mortgage loans in loan
                                 group 1, representing 3.6% of the initial
                                 outstanding loan group 1 balance and one (1)
                                 mortgage loan in loan group 2, representing
                                 2.5% of the initial outstanding loan group 2
                                 balance), are secured by mortgaged properties
                                 that currently have additional financing in
                                 place that is not secured by that mortgaged
                                 property. With respect to Mortgage Loan Nos.
                                 26-28, 42-43 and 94 there is related mezzanine
                                 financing in the aggregate original principal
                                 amount of $4,000,000, $2,570,000 and $725,000
                                 respectively. In general, borrowers that have
                                 not agreed to certain special purpose covenants
                                 in the related mortgage loan documents may have
                                 also incurred additional financing that is not
                                 secured by the mortgaged property.

                                 One (1) of the mortgage loans, representing
                                 0.2% of the initial outstanding pool balance
                                 (and representing 0.2% of the initial

                                      S-57

                                 outstanding loan group 1 balance), permit the
                                 borrower to enter into additional subordinate
                                 financing that is secured by the mortgaged
                                 property, provided that certain debt service
                                 coverage ratio and loan-to-value tests are
                                 satisfied as further discussed in the footnotes
                                 of Appendix II to this prospectus supplement.

                                 One (1) mortgage loan, representing 9.8% of the
                                 Initial Pool Balance (and representing 12.0% of
                                 the Initial Loan Group 1 Balance), is secured
                                 by mortgaged properties that permit the related
                                 borrower to enter into additional subordinate
                                 financing that may be secured by a subordinated
                                 second lien loan on the mortgaged properties
                                 and mezzanine interests in the related
                                 borrower.

                                 Twenty-seven (27) of the mortgage loans,
                                 representing 11.3% of the initial outstanding
                                 pool balance (which include twenty-three (23)
                                 mortgage loans in loan group 1, representing
                                 11.9% of the initial outstanding loan group 1
                                 balance, and four (4) mortgage loans in loan
                                 group 2, representing 9.0% of the initial
                                 outstanding loan group 2 balance), permit the
                                 borrower to enter into additional financing
                                 that is not secured by the related mortgaged
                                 property (or to retain unsecured debt existing
                                 at the time of the origination of that loan)
                                 and/or permit the owners of the borrower to
                                 enter into financing that is secured by a
                                 pledge of equity interests in the borrower. In
                                 general, borrowers that have not agreed to
                                 certain special purpose covenants in the
                                 related mortgage loan documents may also be
                                 permitted to incur additional financing that is
                                 not secured by the mortgaged property.

                                 We make no representation as to whether any
                                 other secured subordinate financing currently
                                 encumbers any mortgaged property or whether a
                                 third-party holds debt secured by a pledge of
                                 equity ownership interests in a related
                                 borrower. Debt that is incurred by the owner of
                                 equity in one or more borrowers and is secured
                                 by a guaranty of the borrower or by a pledge of
                                 the equity ownership interests in those
                                 borrowers effectively reduces the equity
                                 owners' economic stake in the related mortgaged
                                 property. The existence of such debt may reduce
                                 cash flow on the related borrower's mortgaged
                                 property after the payment of debt service and
                                 may increase the likelihood that the owner of a
                                 borrower will permit the value or income
                                 producing potential of a mortgaged property to
                                 suffer by not making capital infusions to
                                 support the mortgaged property.

                                 Generally, all of the mortgage loans also
                                 permit the related borrower to incur other
                                 unsecured indebtedness, including but not
                                 limited to trade payables, in the ordinary
                                 course of business and to incur indebtedness
                                 secured by equipment or other personal property
                                 located at the mortgaged property.

                                 When a mortgage loan borrower, or its
                                 constituent members, also has one or more other
                                 outstanding loans, even if the loans are
                                 subordinated or are mezzanine loans not
                                 directly secured by the mortgaged property, the
                                 trust is subjected to certain risks. For
                                 example, the borrower may have difficulty
                                 servicing and repaying multiple loans. Also,
                                 the existence of another loan generally will
                                 make it more difficult for the borrower to
                                 obtain refinancing of the mortgage loan and may
                                 thus jeopardize the borrower's ability to repay
                                 any balloon payment due under the mortgage loan
                                 at maturity or to repay the mortgage loan on
                                 its anticipated repayment date. Moreover, the
                                 need to service

                                      S-58

                                 additional debt may reduce the cash flow
                                 available to the borrower to operate and
                                 maintain the mortgaged property.

                                 Additionally, if the borrower, or its
                                 constituent members, are obligated to another
                                 lender, actions taken by other lenders could
                                 impair the security available to the trust. If
                                 a junior lender files an involuntary bankruptcy
                                 petition against the borrower, or the borrower
                                 files a voluntary bankruptcy petition to stay
                                 enforcement by a junior lender, the trust's
                                 ability to foreclose on the property will be
                                 automatically stayed, and principal and
                                 interest payments might not be made during the
                                 course of the bankruptcy case. The bankruptcy
                                 of a junior lender also may operate to stay
                                 foreclosure by the trust.

                                 Further, if another loan secured by the
                                 mortgaged property is in default, the other
                                 lender may foreclose on the mortgaged property,
                                 absent an agreement to the contrary, thereby
                                 causing a delay in payments and/or an
                                 involuntary repayment of the mortgage loan
                                 prior to maturity. The trust may also be
                                 subject to the costs and administrative burdens
                                 of involvement in foreclosure proceedings or
                                 related litigation.

                                 Even if a subordinate lender has agreed not to
                                 take any direct actions with respect to the
                                 related subordinate debt, including any actions
                                 relating to the bankruptcy of the borrower, and
                                 that the holder of the mortgage loan will have
                                 all rights to direct all such actions, there
                                 can be no assurance that in the event of the
                                 borrower's bankruptcy, a court will enforce
                                 such restrictions against a subordinate lender.
                                 In its decision in In re 203 North LaSalle
                                 Street Partnership, 246 B.R. 325 (Bankr. N.D.
                                 Ill. March 10, 2000), the United States
                                 Bankruptcy Court for the Northern District of
                                 Illinois refused to enforce a provision of a
                                 subordination agreement that allowed a first
                                 mortgagee to vote a second mortgagee's claim
                                 with respect to a Chapter 11 reorganization
                                 plans on the grounds prebankruptcy contracts
                                 cannot override rights expressly provided by
                                 the Bankruptcy Code. This holding, which at
                                 least one court has already followed,
                                 potentially limits the ability of a senior
                                 lender to accept or reject a reorganization
                                 plan or to control the enforcement of remedies
                                 against a common borrower over a subordinated
                                 lender's objections.

                                 For further information with respect to
                                 subordinate debt, mezzanine debt and other
                                 financing, see Appendix II attached to this
                                 prospectus supplement.

BANKRUPTCY PROCEEDINGS
RELATING TO A BORROWER CAN
RESULT IN DISSOLUTION OF THE
BORROWER AND THE ACCELERATION
OF THE RELATED MORTGAGE LOAN
AND CAN OTHERWISE ADVERSELY
IMPACT REPAYMENT OF THE
RELATED MORTGAGE LOAN            Under the federal bankruptcy code, the filing
                                 of a bankruptcy petition by or against a
                                 borrower will stay the commencement or
                                 continuation of a foreclosure action. In
                                 addition, if a court determines that the value
                                 of the mortgaged property is less than the
                                 principal balance of the mortgage loan it
                                 secures, the court may reduce the amount of
                                 secured indebtedness to the then current value
                                 of the mortgaged property. Such an action would
                                 make the lender a general unsecured creditor
                                 for the

                                      S-59

                                 difference between the then current value and
                                 the amount of its outstanding mortgage
                                 indebtedness. A bankruptcy court also may:

                                 o    grant a debtor a reasonable time to cure a
                                      payment default on a mortgage loan;

                                 o    reduce monthly payments due under a
                                      mortgage loan;

                                 o    change the rate of interest due on a
                                      mortgage loan; or

                                 o    otherwise alter the terms of the mortgage
                                      loan, including the repayment schedule.

                                 Additionally, the trustee of the borrower's
                                 bankruptcy or the borrower, as
                                 debtor-in-possession, has special powers to
                                 avoid, subordinate or disallow debts. In some
                                 circumstances, the claims of the mortgage
                                 lender may be subordinated to financing
                                 obtained by a debtor-in-possession subsequent
                                 to its bankruptcy.

                                 The filing of a bankruptcy petition will also
                                 stay the lender from enforcing a borrower's
                                 assignment of rents and leases. The federal
                                 bankruptcy code also may interfere with the
                                 trustee's ability to enforce any lockbox
                                 requirements. The legal proceedings necessary
                                 to resolve these issues can be time consuming
                                 and costly and may significantly delay or
                                 reduce the lender's receipt of rents. A
                                 bankruptcy court may also permit rents
                                 otherwise subject to an assignment and/or
                                 lockbox arrangement to be used by the borrower
                                 to maintain the mortgaged property or for other
                                 court authorized expenses.

                                 As a result of the foregoing, the recovery with
                                 respect to borrowers in bankruptcy proceedings
                                 may be significantly delayed, and the aggregate
                                 amount ultimately collected may be
                                 substantially less than the amount owed.

                                 A number of the borrowers under the mortgage
                                 loans are limited or general partnerships.
                                 Under some circumstances, the bankruptcy of a
                                 general partner of the partnership may result
                                 in the dissolution of that partnership. The
                                 dissolution of a borrower partnership, the
                                 winding up of its affairs and the distribution
                                 of its assets could result in an early
                                 repayment of the related mortgage loan.

BANKRUPTCY OR OTHER
PROCEEDINGS RELATED TO THE
SPONSOR OF A BORROWER MAY
ADVERSELY AFFECT THE
PERFORMANCE OF THE RELATED
MORTGAGE LOAN                    Certain of the mortgage loans may have sponsors
                                 that have previously filed bankruptcy or been
                                 subject to foreclosure actions, which in some
                                 cases may have involved the same property that
                                 currently secures the mortgage loan. In each
                                 case, the related entity or person has emerged
                                 from bankruptcy or is not permitted to directly
                                 or indirectly manage the related borrower.
                                 However, we cannot assure you that such
                                 sponsors will not be more likely than other
                                 sponsors to utilize their rights in bankruptcy
                                 in the event of any threatened action by the
                                 mortgagee to enforce its rights under the
                                 related loan documents.

                                      S-60

CERTAIN OF THE MORTGAGE LOANS
LACK CUSTOMARY PROVISIONS        Certain of the mortgage loans lack many
                                 provisions that are customary in mortgage loans
                                 intended for securitization. Generally, the
                                 borrowers with respect to these mortgage loans
                                 are not required to make payments to lockboxes
                                 or to maintain reserves for certain expenses,
                                 such as taxes, insurance premiums, capital
                                 expenditures, tenant improvements and leasing
                                 commissions, and the lenders under these
                                 mortgage loans do not have the right to
                                 terminate the related property manager upon the
                                 occurrence of certain events or require lender
                                 approval of a replacement property manager.

BORROWERS THAT ARE NOT
SPECIAL PURPOSE ENTITIES
MAY BE MORE LIKELY TO FILE
BANKRUPTCY PETITIONS AND THIS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             While many of the borrowers have agreed to
                                 certain special purpose covenants to limit the
                                 bankruptcy risk arising from activities
                                 unrelated to the operation of the property,
                                 some borrowers are not special purpose
                                 entities. The loan documents and organizational
                                 documents of these borrowers that are not
                                 special purpose entities generally do not limit
                                 the purpose of the borrowers to owning the
                                 mortgaged properties and do not contain the
                                 representations, warranties and covenants
                                 customarily employed to ensure that a borrower
                                 is a special purpose entity (such as
                                 limitations on indebtedness, affiliate
                                 transactions and the conduct of other
                                 businesses, restrictions on the borrower's
                                 ability to dissolve, liquidate, consolidate,
                                 merge or sell all of its assets and
                                 restrictions upon amending its organizational
                                 documents). Consequently, these borrowers may
                                 have other monetary obligations, and certain of
                                 the loan documents provide that a default under
                                 any such other obligations constitutes a
                                 default under the related mortgage loan. In
                                 addition, many of the borrowers and their
                                 owners do not have an independent director
                                 whose consent would be required to file a
                                 bankruptcy petition on behalf of the borrower.
                                 One of the purposes of an independent director
                                 is to avoid a bankruptcy petition filing that
                                 is intended solely to benefit a borrower's
                                 affiliate and is not justified by the
                                 borrower's own economic circumstances.
                                 Therefore, the borrowers described above may be
                                 more likely to file or be subject to voluntary
                                 or involuntary bankruptcy petitions which may
                                 adversely affect payments on your certificates.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT            The successful operation of a real estate
                                 project depends upon the property manager's
                                 performance and viability. The property manager
                                 is generally responsible for:

                                 o    responding to changes in the local market;

                                 o    planning and implementing the rental
                                      structure;

                                 o    operating the property and providing
                                      building services;

                                 o    managing operating expenses; and

                                 o    assuring that maintenance and capital
                                      improvements are carried out in a timely
                                      fashion.

                                      S-61

                                 Properties deriving revenues primarily from
                                 short-term sources are generally more
                                 management-intensive than properties leased to
                                 creditworthy tenants under long-term leases.

                                 A property manager, by controlling costs,
                                 providing appropriate service to tenants and
                                 seeing to property maintenance and general
                                 upkeep, can improve cash flow, reduce vacancy,
                                 leasing and repair costs and preserve building
                                 value. On the other hand, management errors
                                 can, in some cases, impair short-term cash flow
                                 and the long-term viability of an income
                                 producing property.

                                 We make no representation or warranty as to the
                                 skills of any present or future managers of the
                                 mortgaged properties. Additionally, we cannot
                                 assure you that the property managers will be
                                 in a financial condition to fulfill their
                                 management responsibilities throughout the
                                 terms of their respective management
                                 agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                   Provisions prohibiting prepayment during a
                                 lock-out period or requiring the payment of
                                 prepayment premiums or yield maintenance
                                 charges or lock-out periods may not be
                                 enforceable in some states and under federal
                                 bankruptcy law. Provisions requiring the
                                 payment of prepayment premiums or yield
                                 maintenance charges also may be interpreted as
                                 constituting the collection of interest for
                                 usury purposes. Accordingly, we cannot assure
                                 you that the obligation to pay any prepayment
                                 premium or yield maintenance charge will be
                                 enforceable either in whole or in part. Also,
                                 we cannot assure you that foreclosure proceeds
                                 will be sufficient to pay an enforceable
                                 prepayment premium or yield maintenance charge.

                                 Additionally, although the collateral
                                 substitution provisions related to defeasance
                                 do not have the same effect on the
                                 certificateholders as prepayment, we cannot
                                 assure you that a court would not interpret
                                 those provisions as requiring a yield
                                 maintenance charge. In certain jurisdictions,
                                 collateral substitution provisions might be
                                 deemed unenforceable under applicable law or
                                 public policy, or usurious.

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                The mortgage loans generally do not require the
                                 related borrower to cause rent and other
                                 payments to be made into a lockbox account
                                 maintained on behalf of the lender. If rental
                                 payments are not required to be made directly
                                 into a lockbox account, there is a risk that
                                 the borrower will divert such funds for other
                                 purposes other than the payment of the mortgage
                                 loan and maintaining the mortgaged property.

ENFORCEABILITY OF CROSS-
COLLATERALIZATION PROVISIONS
MAY BE CHALLENGED AND THE
BENEFITS OF THESE PROVISIONS
MAY OTHERWISE BE LIMITED AND
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             The mortgage pool includes five (5) groups of
                                 mortgage loans representing 6.8% of the initial
                                 outstanding pool balance (which include four
                                 (4) groups of mortgage loans in loan group 1,
                                 representing

                                      S-62

                                 4.0% of the initial outstanding loan group 1
                                 balance, and one (1) group of mortgage loans in
                                 loan group 2, representing 19.2% of the initial
                                 outstanding loan group 2 balance) under which
                                 an aggregate amount of indebtedness is
                                 evidenced by multiple obligations that are
                                 cross-defaulted and cross-collateralized among
                                 multiple mortgaged properties.

                                 Cross-collateralization arrangements involving
                                 more than one borrower could be challenged as
                                 fraudulent conveyances if:

                                 o    one of the borrowers were to become a
                                      debtor in a bankruptcy case, or were to
                                      become subject to an action brought by one
                                      or more of its creditors outside a
                                      bankruptcy case;

                                 o    the related borrower did not receive fair
                                      consideration or reasonably equivalent
                                      value when it allowed its mortgaged real
                                      property or properties to be encumbered by
                                      a lien benefiting the other borrowers; and

                                 o    the borrower was insolvent when it granted
                                      the lien, was rendered insolvent by the
                                      granting of the lien or was left with
                                      inadequate capital, or was unable to pay
                                      its debts as they matured.

                                 Among other things, a legal challenge to the
                                 granting of the liens may focus on:

                                 o    the benefits realized by such borrower
                                      entity from the respective mortgage loan
                                      proceeds as compared to the value of its
                                      respective property; and

                                 o    the overall cross-collateralization.

                                 If a court were to conclude that the granting
                                 of the liens was an avoidable fraudulent
                                 conveyance, that court could subordinate all or
                                 part of the borrower's respective mortgage loan
                                 to existing or future indebtedness of that
                                 borrower. The court also could recover payments
                                 made under that mortgage loan or take other
                                 actions detrimental to the holders of the
                                 certificates, including, under certain
                                 circumstances, invalidating the loan or the
                                 related mortgages that are subject to
                                 cross-collateralization.

                                 Furthermore, when multiple real properties
                                 secure a mortgage loan or group of
                                 cross-collateralized mortgage loans, the amount
                                 of the mortgage encumbering any particular one
                                 of those properties may be less than the full
                                 amount of the related mortgage loan or group of
                                 cross-collateralized mortgage loans, generally,
                                 to minimize recording tax. This mortgage amount
                                 may equal the appraised value or allocated loan
                                 amount for the mortgaged real property and will
                                 limit the extent to which proceeds from the
                                 property will be available to offset declines
                                 in value of the other properties securing the
                                 same mortgage loan or group of
                                 cross-collateralized mortgage loans.

                                 Moreover, seven (7) groups of multi-property
                                 mortgage loans or crossed loan groups,
                                 representing 18.8% of the initial outstanding
                                 pool balance (which include six (6) groups of
                                 mortgage loans in loan group 1, representing
                                 18.7% of the initial outstanding loan group 1
                                 balance, and one (1) group of mortgage loans in
                                 loan group 2, representing 19.2% of the initial
                                 outstanding loan group 2 balance), are secured
                                 by

                                      S-63

                                 mortgaged properties located in various states.
                                 Foreclosure actions are brought in state court
                                 and the courts of one state cannot exercise
                                 jurisdiction over property in another state.
                                 Upon a default under any of these mortgage
                                 loans, it may not be possible to foreclose on
                                 the related mortgaged real properties
                                 simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Many of the mortgage loans do not require the
                                 borrowers to set aside funds for specific
                                 reserves controlled by the lender. Even to the
                                 extent that the mortgage loans require any
                                 reserves, we cannot assure you that any reserve
                                 amounts will be sufficient to cover the actual
                                 costs of items such as taxes, insurance
                                 premiums, capital expenditures, tenant
                                 improvements and leasing commissions (or other
                                 items for which the reserves were established)
                                 or that borrowers under the related mortgage
                                 loans will put aside sufficient funds to pay
                                 for those items. We also cannot assure you that
                                 cash flow from the properties will be
                                 sufficient to fully fund the ongoing monthly
                                 reserve requirements or to enable the borrowers
                                 under the related mortgage loans to fully pay
                                 for those items.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             Title insurance for a mortgaged property
                                 generally insures a lender against risks
                                 relating to a lender not having a first lien
                                 with respect to a mortgaged property, and in
                                 some cases can insure a lender against specific
                                 other risks. The protection afforded by title
                                 insurance depends on the ability of the title
                                 insurer to pay claims made upon it. We cannot
                                 assure you that:

                                 o    a title insurer will have the ability to
                                      pay title insurance claims made upon it;

                                 o    the title insurer will maintain its
                                      present financial strength; or

                                 o    a title insurer will not contest claims
                                      made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH
ZONING AND BUILDING CODE
REQUIREMENTS AND USE
RESTRICTIONS COULD ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Noncompliance with zoning and building codes
                                 may cause the borrower to experience cash flow
                                 delays and shortfalls that would reduce or
                                 delay the amount of proceeds available for
                                 distributions on your certificates. At
                                 origination of the mortgage loans, the mortgage
                                 loan sellers took steps to establish that the
                                 use and operation of the mortgaged properties
                                 securing the mortgage loans were in compliance
                                 in all material respects with all applicable
                                 zoning, land-use and building ordinances,
                                 rules, regulations, and orders. Evidence of
                                 this compliance may be in the form of legal
                                 opinions, confirmations from government
                                 officials, title policy endorsements,
                                 appraisals, zoning consultants' reports and/or
                                 representations by the related borrower in the
                                 related mortgage loan documents. These steps
                                 may not have revealed all

                                      S-64

                                 possible violations and certain mortgaged
                                 properties that were in compliance may not
                                 remain in compliance.

                                 Some violations of zoning, land use and
                                 building regulations may be known to exist at
                                 any particular mortgaged property, but the
                                 mortgage loan sellers generally do not consider
                                 those defects known to them to be material or
                                 have obtained policy endorsements and/or law
                                 and ordinance insurance to mitigate the risk of
                                 loss associated with any material violation or
                                 noncompliance. In some cases, the use,
                                 operation and/or structure of a mortgaged
                                 property constitutes a permitted nonconforming
                                 use and/or structure as a result of changes in
                                 zoning laws after those mortgaged properties
                                 were constructed and the structure may not be
                                 rebuilt to its current state or be used for its
                                 current purpose if a material casualty event
                                 occurs. Insurance proceeds may not be
                                 sufficient to pay the mortgage loan in full if
                                 a material casualty event were to occur, or the
                                 mortgaged property, as rebuilt for a conforming
                                 use, may not generate sufficient income to
                                 service the mortgage loan and the value of the
                                 mortgaged property or its revenue producing
                                 potential may not be the same as it was before
                                 the casualty. If a mortgaged property could not
                                 be rebuilt to its current state or its current
                                 use were no longer permitted due to building
                                 violations or changes in zoning or other
                                 regulations, then the borrower might experience
                                 cash flow delays and shortfalls or be subject
                                 to penalties that would reduce or delay the
                                 amount of proceeds available for distributions
                                 on your certificates.

                                 Certain mortgaged properties may be subject to
                                 use restrictions pursuant to reciprocal
                                 easement or operating agreements which could
                                 limit the borrower's right to operate certain
                                 types of facilities within a prescribed radius.
                                 These limitations could adversely affect the
                                 ability of the borrower to lease the mortgaged
                                 property on favorable terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                From time to time, there may be condemnations
                                 pending or threatened against one or more of
                                 the mortgaged properties. There can be no
                                 assurance that the proceeds payable in
                                 connection with a total condemnation will be
                                 sufficient to restore the related mortgaged
                                 property or to satisfy the remaining
                                 indebtedness of the related mortgage loan. The
                                 occurrence of a partial condemnation may have a
                                 material adverse effect on the continued use of
                                 the affected mortgaged property, or on an
                                 affected borrower's ability to meet its
                                 obligations under the related mortgage loan.
                                 Therefore, we cannot assure you that the
                                 occurrence of any condemnation will not have a
                                 negative impact upon the distributions on your
                                 certificates.

IMPACT OF TERRORIST ATTACKS
AND MILITARY OPERATIONS ON THE
FINANCIAL MARKETS AND
YOUR INVESTMENT                  On September 11, 2001, the United States was
                                 subjected to multiple terrorist attacks,
                                 resulting in the loss of many lives and massive
                                 property damage and destruction in New York
                                 City, the Washington, D.C. area and
                                 Pennsylvania. In its aftermath, there was
                                 considerable uncertainty in the world financial
                                 markets. It is impossible to predict whether,
                                 or the extent to which, future terrorist
                                 activities may occur in

                                      S-65

                                 the United States. According to publicly
                                 available reports, the financial markets have
                                 in the past responded to the uncertainty with
                                 regard to the scope, nature and timing of
                                 current and possible future military responses
                                 led by the United States, as well as to the
                                 disruptions in air travel, substantial losses
                                 reported by various companies including
                                 airlines, insurance providers and aircraft
                                 makers, the need for heightened security across
                                 the country and decreases in consumer
                                 confidence that can cause a general slowdown in
                                 economic growth.

                                 It is impossible to predict the duration of the
                                 current military involvement of the United
                                 States in Iraq or Afghanistan and whether the
                                 United States will be involved in any other
                                 future military actions. The continued presence
                                 of United States military personnel in Iraq and
                                 Afghanistan may prompt further terrorist
                                 attacks against the United States.

                                 It is uncertain what effects the aftermath of
                                 the military operations of the United States in
                                 Iraq, any future terrorist activities in the
                                 United States or abroad and/or any consequent
                                 actions on the part of the United States
                                 Government and others, including military
                                 action, will have on: (a) United States and
                                 world financial markets, (b) local, regional
                                 and national economies, (c) real estate markets
                                 across the United States, (d) particular
                                 business segments, including those that are
                                 important to the performance of the mortgaged
                                 properties that secure the mortgage loans
                                 and/or (e) insurance costs and the availability
                                 of insurance coverage for terrorist acts,
                                 particularly for large mortgaged properties,
                                 which could adversely affect the cash flow at
                                 those mortgaged properties. In particular, the
                                 decrease in air travel may have a negative
                                 effect on certain of the mortgaged properties,
                                 including hospitality mortgaged properties and
                                 those mortgaged properties in tourist areas
                                 which could reduce the ability of those
                                 mortgaged properties to generate cash flow. As
                                 a result, the ability of the mortgaged
                                 properties to generate cash flow may be
                                 adversely affected. These disruptions and
                                 uncertainties could materially and adversely
                                 affect the value of, and your ability to
                                 resell, your certificates.

IMPACT OF HURRICANE KATRINA,
HURRICANE RITA AND HURRICANE
WILMA ON THE MORTGAGE LOANS
AND YOUR INVESTMENT              The damage caused by Hurricane Katrina,
                                 Hurricane Rita and Hurricane Wilma and related
                                 windstorms, floods and tornadoes in areas of
                                 Alabama, Louisiana, Mississippi, Texas and
                                 Florida in August, September and October 2005
                                 may adversely affect certain of the mortgaged
                                 properties. As of the cut-off date, forty-three
                                 (43) of the mortgaged properties, securing
                                 mortgage loans representing 11.7% of the
                                 initial outstanding pool balance (which
                                 thirty-five (35) mortgaged properties in loan
                                 group 1, representing 9.5% of the outstanding
                                 loan group 1 balance, and eight (8) mortgaged
                                 properties in loan group 2, representing 21.2%
                                 of the outstanding loan group 2 balance), are
                                 located in Alabama, Florida, Louisiana,
                                 Mississippi or Texas. Although it is too soon
                                 to assess the full impact of Hurricane Katrina,
                                 Hurricane Rita and Hurricane Wilma on the
                                 United States and local economies, in the short
                                 term the effects of the storms are expected to
                                 have a material adverse effect on the local
                                 economies and income producing real estate in
                                 the affected areas. Areas affected by Hurricane
                                 Katrina, Hurricane Rita and Hurricane Wilma
                                 have suffered severe flooding, wind and water
                                 damage, forced evacuations, lawlessness,

                                      S-66

                                 contamination, gas leaks and fire and
                                 environmental damage. The devastation caused by
                                 Hurricane Katrina, Hurricane Rita and Hurricane
                                 Wilma could lead to a general economic
                                 downturn, including increased oil prices, loss
                                 of jobs, regional disruptions in travel,
                                 transportation and tourism and a decline in
                                 real-estate related investments, in particular,
                                 in the areas most directly damaged by the
                                 storms. Specifically, there can be no assurance
                                 that displaced residents of the affected areas
                                 will return, that the economies in the affected
                                 areas will recover sufficiently to support
                                 income producing real estate at pre-storm
                                 levels or that the costs of clean-up will not
                                 have a material adverse effect on the national
                                 economy. Additionally, the standard all-risk
                                 insurance policies that borrowers under the
                                 mortgage loans are required to maintain
                                 typically do not cover flood damage. Although
                                 certain mortgage loans may require borrowers to
                                 maintain additional flood insurance, there can
                                 be no assurance that the additional insurance
                                 will be sufficient to cover damage to a
                                 mortgaged property in a heavily flooded area.
                                 Because of the difficulty in obtaining
                                 information about the affected areas and
                                 mortgaged properties, it is not possible at
                                 this time to make a complete assessment of the
                                 severity of loss, the availability of insurance
                                 coverage to cover these losses and the extent
                                 and expected duration of the effects of
                                 Hurricane Katrina, Hurricane Rita and Hurricane
                                 Wilma on the mortgaged properties, the
                                 southeast states and the United States as a
                                 whole.

THE ABSENCE OF OR INADEQUACY
OF INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    The mortgaged properties may suffer casualty
                                 losses due to risks that are not covered by
                                 insurance (including acts of terrorism) or for
                                 which insurance coverage is not adequate or
                                 available at commercially reasonable rates. In
                                 addition, some of the mortgaged properties are
                                 located in California and in other coastal
                                 areas of certain states, which are areas that
                                 have historically been at greater risk of acts
                                 of nature, including earthquakes, fires,
                                 hurricanes and floods. The mortgage loans
                                 generally do not require borrowers to maintain
                                 earthquake, hurricane or flood insurance and we
                                 cannot assure you that borrowers will attempt
                                 or be able to obtain adequate insurance against
                                 those risks. If a borrower does not have
                                 insurance against those risks and a casualty
                                 occurs at a mortgaged property, the borrower
                                 may be unable to generate income from the
                                 mortgaged property in order to make payments on
                                 the related mortgage loan.

                                 Moreover, if reconstruction or major repairs
                                 are required following a casualty, changes in
                                 laws that have occurred since the time of
                                 original construction may materially impair the
                                 borrower's ability to effect the reconstruction
                                 or major repairs or may materially increase
                                 their cost.

                                 As a result of these factors, the amount
                                 available to make distributions on your
                                 certificates could be reduced.

                                 In light of the September 11, 2001 terrorist
                                 attacks in New York City and the Washington,
                                 D.C. area, the comprehensive general liability
                                 and business interruption or rent loss
                                 insurance policies required by typical mortgage
                                 loans (which are generally subject to periodic
                                 renewals during the term of the related
                                 mortgage loans) have been affected. To give
                                 time for private markets to develop a pricing
                                 mechanism and to build capacity to absorb
                                 future losses that may occur due to terrorism,

                                      S-67

                                 on November 26, 2002 the Terrorism Risk
                                 Insurance Act of 2002 was enacted, which
                                 established the Terrorism Insurance Program.
                                 Under the Terrorism Insurance Program, the
                                 federal government shares the risk of loss
                                 associated with certain future terrorist acts.

                                 The Terrorism Insurance Program was originally
                                 scheduled to expire on December 31, 2005.
                                 However, on December 22, 2005, the Terrorism
                                 Risk Insurance Extension Act of 2005 was
                                 enacted, which extended the duration of the
                                 Terrorism Insurance Program until December 31,
                                 2007.

                                 The Terrorism Insurance Program is administered
                                 by the Secretary of the Treasury and through
                                 December 31, 2007 will provide some financial
                                 assistance from the United States Government to
                                 insurers in the event of another terrorist
                                 attack that results in an insurance claim. The
                                 program applies to United States risks only and
                                 to acts that are committed by an individual or
                                 individuals acting on behalf of a foreign
                                 person or foreign interest as an effort to
                                 influence or coerce United States civilians or
                                 the United States Government.

                                 In addition, with respect to any act of
                                 terrorism occurring after March 31, 2006, no
                                 compensation will be paid under the Terrorism
                                 Insurance Program unless the aggregate industry
                                 losses relating to such act of terror exceed
                                 $50 million (or, if such insured losses occur
                                 in 2007, $100 million). As a result, unless the
                                 borrowers obtain separate coverage for events
                                 that do not meet these thresholds (which
                                 coverage may not be required by the respective
                                 loan documents and may not otherwise be
                                 obtainable), such events would not be covered.

                                 The Treasury Department has established
                                 procedures for the program under which the
                                 federal share of compensation will be equal to
                                 90% (or, in 2007, 85%) of that portion of
                                 insured losses that exceeds an applicable
                                 insurer deductible required to be paid during
                                 each program year. The federal share in the
                                 aggregate in any program year may not exceed
                                 $100 billion (and the insurers will not be
                                 liable for any amount that exceeds this cap).

                                 Through December 2007, insurance carriers are
                                 required under the program to provide terrorism
                                 coverage in their basic "all-risk" policies.
                                 Any commercial property and casualty terrorism
                                 insurance exclusion that was in force on
                                 November 26, 2002 is automatically voided to
                                 the extent that it excludes losses that would
                                 otherwise be insured losses. Any state approval
                                 of those types of exclusions in force on
                                 November 26, 2002 are also voided.

                                 To the extent that uninsured or underinsured
                                 casualty losses occur with respect to the
                                 related mortgaged properties, losses on
                                 mortgage loans may result. In addition, the
                                 failure to maintain that type of insurance may
                                 constitute a default under a mortgage loan,
                                 which could result in the acceleration and
                                 foreclosure of that mortgage loan.
                                 Alternatively, the increased costs of
                                 maintaining that type of insurance could have
                                 an adverse effect on the financial condition of
                                 the mortgage loan borrowers.

                                 Certain of the mortgage loans are secured by
                                 mortgaged properties that are not insured for
                                 acts of terrorism. If those casualty losses are
                                 not covered by standard casualty insurance
                                 policies, then in the event of a

                                      S-68

                                 casualty from an act of terrorism, the amount
                                 available to make distributions on your
                                 certificates could be reduced.

CERTAIN OTHER RISKS RELATED TO
CASUALTY AND CASUALTY
INSURANCE                        The loan documents for each mortgage loan
                                 generally require that (A) "all risk" insurance
                                 policies be maintained in an amount equal to
                                 either (i) not less than the full replacement
                                 cost of the related mortgaged property or (ii)
                                 the lesser of the full replacement cost of each
                                 related mortgaged property and the outstanding
                                 principal balance of the mortgage loan or (B)
                                 the related borrower will maintain such
                                 insurance coverages in such amounts as the
                                 lender may reasonably require. Notwithstanding
                                 such requirement, however, under insurance law,
                                 if an insured property is not rebuilt,
                                 insurance companies are generally required to
                                 pay only the "actual cash value" of the
                                 property, which is defined under state law but
                                 is generally equal to the replacement cost of
                                 the property less depreciation. The
                                 determination of "actual cash value" is both
                                 inexact and heavily dependent on facts and
                                 circumstances. Notwithstanding the requirements
                                 of the loan documents, an insurer may refuse to
                                 insure a mortgaged property for the loan amount
                                 if it determines that the "actual cash value"
                                 of the mortgaged property would be a lower
                                 amount, and even if it does insure a mortgaged
                                 property for the full loan amount, if at the
                                 time of casualty the "actual cash value" is
                                 lower, and the mortgaged property is not
                                 restored, only the "actual cash value" will be
                                 paid. Accordingly, if a borrower does not meet
                                 the conditions to restore a mortgaged property
                                 and the mortgagee elects to require the
                                 borrower to apply the insurance proceeds to
                                 repay the mortgage loan, rather than toward
                                 restoration, there can be no assurance that
                                 such proceeds will be sufficient to repay the
                                 mortgage loan.

                                 Certain leases may provide that such leases are
                                 terminable in connection with a casualty or
                                 condemnation including in the event the leased
                                 premises are not repaired or restored within a
                                 specified time period.

CLAIMS UNDER BLANKET
INSURANCE POLICIES MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Some of the mortgaged properties are covered by
                                 blanket insurance policies which also cover
                                 other properties of the related borrower or its
                                 affiliates. In the event that those policies
                                 are drawn on to cover losses on such other
                                 properties, the amount of insurance coverage
                                 available under those policies may thereby be
                                 reduced and could be insufficient to cover each
                                 mortgaged property's insurable risks.

PROPERTY INSPECTIONS AND
ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE
PROPERTY                         Licensed engineers or consultants generally
                                 inspected the mortgaged properties and prepared
                                 engineering reports in connection with the
                                 origination or securitization of the mortgage
                                 loans to assess items such as structure,
                                 exterior walls, roofing, interior construction,
                                 mechanical and electrical systems and general
                                 condition of the site, buildings and other
                                 improvements. However, we cannot assure you
                                 that all conditions requiring repair or
                                 replacement were identified. In those cases
                                 where a material condition was disclosed, that
                                 condition has been

                                      S-69

                                 or is required to be remedied to the mortgage
                                 loan seller's satisfaction, or funds as deemed
                                 necessary by the mortgage loan seller, or the
                                 related engineer or consultant have been
                                 reserved to remedy the material condition. No
                                 additional property inspections were conducted
                                 by us in connection with the issuance of the
                                 certificates.

VALUATION ESTIMATES MAY
INACCURATELY REFLECT THE VALUE
OF THE MORTGAGED PROPERTIES      An appraisal certified by the applicable
                                 appraiser to be in compliance with FIRREA was
                                 conducted in respect of each mortgaged property
                                 in connection with the origination or
                                 securitization of the related mortgage loan.
                                 The resulting estimated property values
                                 represent the analysis and opinion of the
                                 person performing the appraisal and are not
                                 guarantees of present or future values. The
                                 person performing the appraisal may have
                                 reached a different conclusion of value than
                                 the conclusion that would be reached by a
                                 different appraiser appraising the same
                                 property. Moreover, the values of the mortgaged
                                 properties may have changed significantly since
                                 the appraisal was performed. In addition,
                                 appraisals seek to establish the amount a
                                 typically motivated buyer would pay a typically
                                 motivated seller. Such amount could be
                                 significantly higher than the amount obtained
                                 from the sale of a mortgaged property under a
                                 distress or liquidation sale. The estimates of
                                 value reflected in the appraisals and the
                                 related loan-to-value ratios are presented for
                                 illustrative purposes only in Appendix I and
                                 Appendix II to this prospectus supplement. In
                                 each case the estimate presented is the one set
                                 forth in the most recent appraisal available to
                                 us as of the cut-off date, although we
                                 generally have not obtained updates to the
                                 appraisals. In certain cases, the appraised
                                 value may be an "as-stabilized" value rather
                                 than an "as-is" value and as such, may be
                                 subject to assumptions of certain future
                                 conditions, such as an increased leased
                                 percentage. There is no assurance that the
                                 appraisal values indicated accurately reflect
                                 past, present or future market values of the
                                 mortgaged properties.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR
CERTIFICATES                     As principal payments or prepayments are made
                                 on mortgage loans, the remaining mortgage pool
                                 may be subject to increased concentrations of
                                 property types, geographic locations and other
                                 pool characteristics of the mortgage loans and
                                 the mortgaged properties, some of which may be
                                 unfavorable. Classes of certificates that have
                                 a lower payment priority are more likely to be
                                 exposed to this concentration risk than are
                                 certificate classes with a higher payment
                                 priority. This occurs because realized losses
                                 are allocated to the class outstanding at any
                                 time with the lowest payment priority and
                                 principal on the certificates entitled to
                                 principal is generally payable in sequential
                                 order or alphabetical order (provided that the
                                 Class A-M Certificates will be senior in right
                                 to the Class A-J Certificates), with those
                                 classes generally not being entitled to receive
                                 principal until the preceding class or classes
                                 entitled to receive principal have been
                                 retired.

                                      S-70

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                     As described in this prospectus supplement, the
                                 rights of the holders of each class of
                                 subordinate certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their certificates will be subordinated to
                                 those rights of the holders of the more senior
                                 certificates having an earlier alphabetical
                                 class designation (provided that the Class A-M
                                 Certificates will be senior in right to the
                                 Class A-J Certificates). Losses on the mortgage
                                 loans will be allocated to the Class S, Class
                                 Q, Class P, Class O, Class N, Class M, Class L,
                                 Class K, Class J, Class H, Class G, Class F,
                                 Class E, Class D, Class C, Class B, Class A-J
                                 and Class A-M Certificates, in that order,
                                 reducing amounts otherwise payable to each
                                 class. Any remaining losses would then be
                                 allocated or cause shortfalls to the Class A-1,
                                 Class A-1A, Class A-2, Class A-3, Class A-AB
                                 and Class A-4 Certificates, pro rata, and, (i)
                                 solely with respect to losses of interest, to
                                 the Class X Certificates, in proportion to the
                                 amounts of interest distributable on those
                                 certificates and (ii) solely with respect to
                                 losses of interest on the Ritz-Carlton IO
                                 Component, to the Class X-RC Certificates in
                                 proportion to the amount of interest
                                 distributed on those certificates.

THE OPERATION OF THE
MORTGAGED PROPERTY FOLLOWING
FORECLOSURE OF THE MORTGAGE
LOAN MAY AFFECT THE TAX STATUS
OF THE TRUST AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             If the trust acquires a mortgaged property as a
                                 result of a foreclosure or deed in lieu of
                                 foreclosure, the special servicer will
                                 generally retain an independent contractor to
                                 operate the property. Any net income from
                                 operations other than qualifying "rents from
                                 real property", or any rental income based on
                                 the net profits derived by any person from such
                                 property or allocable to a non-customary
                                 service, will subject the trust to a federal
                                 tax on such income at the highest marginal
                                 corporate tax rate, which is currently 35%,
                                 and, in addition, possible state or local tax.
                                 In this event, the net proceeds available for
                                 distribution on your certificates will be
                                 reduced. The special servicer may permit the
                                 trust to earn such above described "net income
                                 from foreclosure property" but only if it
                                 determines that the net after-tax benefit to
                                 certificateholders is greater than under
                                 another method of operating or leasing the
                                 mortgaged property. In addition, if the trust
                                 were to acquire one or more mortgaged
                                 properties pursuant to a foreclosure or deed in
                                 lieu of foreclosure, upon acquisition of those
                                 mortgaged properties, the trust may in certain
                                 jurisdictions, particularly in New York, be
                                 required to pay state or local transfer or
                                 excise taxes upon liquidation of such mortgaged
                                 properties. Such state or local taxes may
                                 reduce net proceeds available for distribution
                                 to the certificateholders.

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON
YOUR CERTIFICATES                Some states, including California, have laws
                                 prohibiting more than one "judicial action" to
                                 enforce a mortgage obligation. Some courts have
                                 construed the term "judicial action" broadly.
                                 In the case of any

                                      S-71

                                 mortgage loan secured by mortgaged properties
                                 located in multiple states, the master servicer
                                 or special servicer may be required to
                                 foreclose first on mortgaged properties located
                                 in states where these "one action" rules apply
                                 (and where non-judicial foreclosure is
                                 permitted) before foreclosing on properties
                                 located in states where judicial foreclosure is
                                 the only permitted method of foreclosure. As a
                                 result, the ability to realize upon the
                                 mortgage loans may be significantly delayed and
                                 otherwise limited by the application of state
                                 laws.

THE BANKRUPTCY OR INSOLVENCY
OF ANY AFFILIATED BORROWERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             Twenty-six (26) groups of mortgage loans were
                                 made to the same borrower or to borrowers that
                                 are affiliated with one another through partial
                                 or complete direct or indirect common ownership
                                 (which include seventeen (17) groups of
                                 mortgage loans exclusively in loan group 1 and
                                 six (6) groups of mortgage loans exclusively in
                                 loan group 2). Of these twenty-six (26) groups,
                                 the 3 largest groups represent 5.6%, 3.6% and
                                 2.6%, respectively, of the initial outstanding
                                 pool balance. The related borrower
                                 concentrations of the 3 largest groups
                                 exclusively in loan group 1 represent 6.9%,
                                 3.2% and 1.8%, respectively, of the initial
                                 outstanding loan group 1 balance, and the three
                                 largest groups of mortgage loans exclusively in
                                 loan group 2 represent 19.2%, 8.2% and 2.7%,
                                 respectively, of the initial outstanding loan
                                 group 2 balance. In addition, three (3) groups
                                 of mortgage loans were made to the same
                                 borrower that are affiliated with one another
                                 through partial or complete direct or indirect
                                 common ownership that have mortgage loans
                                 included in both loan group 1 and loan group 2
                                 and represent 3.0% of the initial outstanding
                                 pool balance. For additional information with
                                 respect to the loan groups described above, see
                                 Appendix II attached to this prospectus
                                 supplement.

                                 The bankruptcy or insolvency of any such
                                 borrower or respective affiliate could have an
                                 adverse effect on the operation of all of the
                                 related mortgaged properties and on the ability
                                 of the related mortgaged properties to produce
                                 sufficient cash flow to make required payments
                                 on the related mortgage loans. For example, if
                                 a person that owns or controls several
                                 mortgaged properties experiences financial
                                 difficulty at one such property, it could defer
                                 maintenance at one or more other mortgaged
                                 properties in order to satisfy current expenses
                                 with respect to the mortgaged property
                                 experiencing financial difficulty, or it could
                                 attempt to avert foreclosure by filing a
                                 bankruptcy petition that might have the effect
                                 of interrupting monthly payments for an
                                 indefinite period on all the related mortgage
                                 loans.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             In certain jurisdictions, if tenant leases are
                                 subordinate to the liens created by the
                                 mortgage and do not contain attornment
                                 provisions which require the tenant to
                                 recognize a successor owner, following
                                 foreclosure, as landlord under the lease, the
                                 leases may terminate upon the transfer of the
                                 property to a foreclosing lender or purchaser
                                 at foreclosure. Not all leases were reviewed to
                                 ascertain the existence of these provisions.
                                 Accordingly, if a mortgaged property is located
                                 in such a jurisdiction and is leased to one or
                                 more desirable tenants under

                                      S-72

                                 leases that are subordinate to the mortgage and
                                 do not contain attornment provisions, that
                                 mortgaged property could experience a further
                                 decline in value if those tenants' leases were
                                 terminated. This is particularly likely if
                                 those tenants were paying above-market rents or
                                 could not be replaced.

                                 Some of the leases at the mortgaged properties
                                 securing the mortgage loans included in the
                                 trust may not be subordinate to the related
                                 mortgage. If a lease is not subordinate to a
                                 mortgage, the trust will not possess the right
                                 to dispossess the tenant upon foreclosure of
                                 the mortgaged property unless it has otherwise
                                 agreed with the tenant. If the lease contains
                                 provisions inconsistent with the mortgage, for
                                 example, provisions relating to application of
                                 insurance proceeds or condemnation awards, or
                                 which could affect the enforcement of the
                                 lender's rights, for example, an option to
                                 purchase the mortgaged property or a right of
                                 first refusal to purchase the mortgaged
                                 property, the provisions of the lease will take
                                 precedence over the provisions of the mortgage.

                                 Additionally, with respect to certain of the
                                 mortgage loans, the related borrower may have
                                 granted certain tenants a right of first
                                 refusal in the event a sale is contemplated or
                                 a purchase option to purchase all or a portion
                                 of the mortgaged property. Those provisions, if
                                 not waived or subordinated, may impede the
                                 lender's ability to sell the related mortgaged
                                 property at foreclosure or adversely affect the
                                 foreclosure bid price.

TENANCIES IN COMMON MAY
HINDER RECOVERY                  Borrowers under nineteen (19) mortgage loans,
                                 representing 8.9% of the initial outstanding
                                 pool balance (which include Mortgage Loan Nos.
                                 25, 44, 46, 53, 56, 69, 132, 141, 142, 145,
                                 151, 157, 181, 190, 207, 218, 222, 225 and 259)
                                 own the related mortgaged property as
                                 tenants-in-common. The borrower under one (1)
                                 mortgage loan, representing 0.4% of the initial
                                 outstanding pool balance (and representing 0.5%
                                 of the initial outstanding loan group 1
                                 balance) is a Delaware Statutory Trust. In
                                 general, with respect to a tenant-in-common
                                 ownership structure, each tenant-in-common owns
                                 an undivided interest in the property and if
                                 such tenant-in-common desires to sell its
                                 interest in the property (and is unable to find
                                 a buyer or otherwise needs to force a
                                 partition) the tenant-in-common has the ability
                                 to request that a court order a sale of the
                                 property and distribute the proceeds to each
                                 tenant-in-common proportionally.

                                 The bankruptcy, dissolution or action for
                                 partition by one or more of the
                                 tenants-in-common could result in an early
                                 repayment of the related mortgage loan, a
                                 significant delay in recovery against the
                                 tenant-in-common mortgagors, a material
                                 impairment in property management and a
                                 substantial decrease in the amount recoverable
                                 upon the related mortgage loan. In some cases,
                                 the related mortgage loan documents provide for
                                 full recourse to the related tenant-in-common
                                 borrower or the guarantor if a tenant-in-common
                                 files for partition or bankruptcy. In some
                                 cases, the related tenant-in-common borrower
                                 waived its right to partition, reducing the
                                 risk of partition. However, there can be no
                                 assurance that, if challenged, this waiver
                                 would be enforceable. In most cases, the
                                 related tenant-in-common borrower is a special
                                 purpose entity (in some cases
                                 bankruptcy-remote), reducing the risk of
                                 bankruptcy. The tenant-in-common structure may
                                 cause delays in the

                                      S-73

                                 enforcement of remedies because each time a
                                 tenant-in-common borrower files for bankruptcy,
                                 the bankruptcy court stay will be reinstated.
                                 There can be no assurance that a bankruptcy
                                 proceeding by a single tenant-in-common
                                 borrower will not delay enforcement of this
                                 mortgage loan.

INCREASES IN REAL ESTATE TAXES
DUE TO TERMINATION OF A PILOT
PROGRAM OR OTHER TAX
ABATEMENT ARRANGEMENTS MAY
REDUCE PAYMENTS TO
CERTIFICATEHOLDERS               Certain of the mortgaged properties securing
                                 the mortgage loans have or may in the future
                                 have the benefit of reduced real estate taxes
                                 under a local government program of payment in
                                 lieu of taxes (often known as a PILOT program)
                                 or other tax abatement arrangements. Some of
                                 these programs or arrangements may be scheduled
                                 to terminate or have significant tax increases
                                 prior to the maturity of the related mortgage
                                 loan, resulting in higher, and in some cases
                                 substantially higher, real estate tax
                                 obligations for the related borrower. An
                                 increase in real estate taxes may impact the
                                 ability of the borrower to pay debt service on
                                 the mortgage loans. There are no assurances
                                 that any such program will continue for the
                                 duration of the related mortgage loan.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                There may be pending or threatened legal
                                 actions, suits or proceedings against the
                                 borrowers and managers of the mortgaged
                                 properties and their respective affiliates
                                 arising out of their ordinary business. We
                                 cannot assure you that any such actions, suits
                                 or proceedings would not have a material
                                 adverse effect on your certificates.

                                 The sponsor for one (1) mortgage loan,
                                 representing approximately 2.1% of the initial
                                 outstanding pool balance (and representing 2.6%
                                 of the initial outstanding loan group 1
                                 balance) is Triple Net Properties, LLC ("Triple
                                 Net") and its affiliate Triple Net Properties
                                 Realty, Inc., is the property manager for the
                                 related mortgaged property. Triple Net has
                                 advised each related mortgage loan seller that
                                 the SEC has opened an investigation regarding
                                 certain of its activities (and the activities
                                 of certain of its affiliates). In its filing
                                 with the SEC, T REIT, Inc. an affiliate of
                                 Triple Net, indicated that the SEC has
                                 requested information relating to disclosure in
                                 securities offerings and exemptions from the
                                 registration requirements of the Securities Act
                                 of 1933, as amended, for the private offerings
                                 in which Triple Net and its affiliated entities
                                 were involved and exemptions from the
                                 registration requirements of the Securities
                                 Exchange Act of 1934, as amended for several
                                 entities. In addition, the SEC has requested
                                 financial information regarding real estate
                                 investment trusts and other companies advised
                                 by Triple Net.

                                 In recent filings with the SEC, T REIT, Inc.
                                 indicated that the information disclosed in
                                 connection with these securities offerings
                                 relating to the prior performance of all public
                                 and non-public investment programs sponsored by
                                 Triple Net contained certain errors. T REIT,
                                 Inc. reported that these errors included the
                                 following: (i) the prior performance tables
                                 included in the offering documents were stated
                                 to be presented on a GAAP basis but generally
                                 were not, (ii) a number of prior performance
                                 data figures were themselves erroneous,

                                      S-74

                                 even as presented on a tax or cash basis, and
                                 (iii) with respect to certain programs
                                 sponsored by Triple Net, where Triple Net
                                 invested either alongside or in other programs
                                 sponsored by Triple Net, the nature and results
                                 of these investments were not fully and
                                 accurately disclosed in the tables resulting in
                                 an overstatement of Triple Net's program and
                                 aggregate portfolio operating results. We
                                 cannot assure you that T REIT, Inc. or Triple
                                 Net will be able to adequately address these
                                 disclosure issues or that these investigations
                                 will not result in fines, penalties or
                                 administrative remedies or otherwise have an
                                 adverse effect on the performance, operations
                                 or financial condition of T REIT, Inc. or
                                 Triple Net. In addition, we cannot assure you
                                 that if litigation were to commence or
                                 securityholders were to assert claims related
                                 to the foregoing, it would not have a material
                                 adverse effect on your investment.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Under the Americans with Disabilities Act of
                                 1990, public accommodations are required to
                                 meet certain federal requirements related to
                                 access and use by disabled persons. Borrowers
                                 may incur costs complying with the Americans
                                 with Disabilities Act. In addition,
                                 noncompliance could result in the imposition of
                                 fines by the federal government or an award of
                                 damages to private litigants. If a borrower
                                 incurs these costs or fines, the amount
                                 available to pay debt service would be reduced.

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                     Conflicts between various certificateholders.
                                 The special servicer is given considerable
                                 latitude in determining whether and in what
                                 manner to liquidate or modify defaulted
                                 mortgage loans. The operating adviser will have
                                 the right to replace the special servicer upon
                                 satisfaction of certain conditions set forth in
                                 the pooling and servicing agreement. At any
                                 given time, the operating adviser will be
                                 controlled generally by the holders of the most
                                 subordinate, or, if its certificate principal
                                 balance is less than 25% of its original
                                 certificate balance, the next most subordinate,
                                 class of certificates, that is, the controlling
                                 class, outstanding from time to time (or with
                                 respect to an A/B Mortgage Loan or the holder
                                 of the related B Note to the extent set forth
                                 in the related intercreditor agreement), and
                                 such holders may have interests in conflict
                                 with those of the holders of the other
                                 certificates. In addition, the operating
                                 adviser will have the right to approve the
                                 determination of customarily acceptable costs
                                 with respect to insurance coverage and the
                                 right to advise the special servicer with
                                 respect to certain actions of the special
                                 servicer and, in connection with such rights,
                                 may act solely in the interest of the holders
                                 of certificates of the controlling class,
                                 without any liability to any certificateholder.
                                 For instance, the holders of certificates of
                                 the controlling class might desire to mitigate
                                 the potential for loss to that class from a
                                 troubled mortgage loan by deferring enforcement
                                 in the hope of maximizing future proceeds.
                                 However, the interests of the trust may be
                                 better served by prompt action, since delay
                                 followed by a market downturn could result in
                                 less proceeds to the trust than would have been
                                 realized if earlier action had been taken. In
                                 general, no servicer is required to act in a
                                 manner more

                                      S-75

                                 favorable to the offered certificates than to
                                 the privately offered certificates.

                                 The master servicer, the special servicer or an
                                 affiliate of any of them may hold subordinate
                                 mortgage notes or acquire certain of the most
                                 subordinated certificates, including those of
                                 the initial controlling class. Under such
                                 circumstances, the master servicer and the
                                 special servicer may have interests that
                                 conflict with the interests of the other
                                 holders of the certificates. However, the
                                 pooling and servicing agreement will provide
                                 that the mortgage loans are to be serviced in
                                 accordance with the servicing standard and
                                 without regard to ownership of any certificates
                                 by the master servicer or the special servicer,
                                 as applicable. The initial special servicer
                                 under the pooling and servicing agreement will
                                 be J.E. Robert Company, Inc. The initial
                                 operating adviser under the pooling and
                                 servicing agreement will be JER Investors Trust
                                 Inc.

                                 Conflicts between certificateholders and the
                                 holders of subordinate notes. Pursuant to the
                                 terms of the related intercreditor agreements,
                                 neither the master servicer nor special
                                 servicer may enter into material amendments,
                                 modifications or extensions of a mortgage loan
                                 in a material manner without the consent of the
                                 holder of the related subordinate note, subject
                                 to the expiration of the subordinate note
                                 holder's consent rights. The holders of the
                                 subordinate notes (or their respective
                                 designees) may have interests in conflict with
                                 those of the certificateholders of the classes
                                 of offered certificates. As a result, approvals
                                 to proposed actions of the master servicer or
                                 special servicer, as applicable, under the
                                 pooling and servicing agreement may not be
                                 granted in all instances, thereby potentially
                                 adversely affecting some or all of the classes
                                 of offered certificates.

                                 Conflicts between borrowers and property
                                 managers. It is likely that many of the
                                 property managers of the mortgaged properties,
                                 or their affiliates, manage additional
                                 properties, including properties that may
                                 compete with the mortgaged properties.
                                 Affiliates of the managers, and managers
                                 themselves, also may own other properties,
                                 including competing properties. The managers of
                                 the mortgaged properties may accordingly
                                 experience conflicts of interest in the
                                 management of those mortgaged properties.

                                 Conflicts between the trust and the mortgage
                                 loan sellers. The activities of the mortgage
                                 loan sellers, and their affiliates or
                                 subsidiaries, may involve properties that are
                                 in the same markets as the mortgaged properties
                                 underlying the certificates. In such case, the
                                 interests of each of the mortgage loan sellers,
                                 or their affiliates or subsidiaries, may differ
                                 from, and compete with, the interests of the
                                 trust, and decisions made with respect to those
                                 assets may adversely affect the amount and
                                 timing of distributions with respect to the
                                 certificates. Conflicts of interest may arise
                                 between the trust and each of the mortgage loan
                                 sellers, or their affiliates or subsidiaries,
                                 that engage in the acquisition, development,
                                 operation, leasing, financing and disposition
                                 of real estate if those mortgage loan sellers
                                 acquire any certificates. In particular, if
                                 certificates held by a mortgage loan seller are
                                 part of a class that is or becomes the
                                 controlling class the mortgage loan seller as
                                 part of the holders of the controlling class
                                 would have the ability to influence certain
                                 actions of the special servicer under
                                 circumstances where the interests of the trust
                                 conflict with the interests of the mortgage
                                 loan seller, or its affiliates or subsidiaries,
                                 as acquirors,

                                      S-76

                                 developers, operators, tenants, financers or
                                 sellers of real estate related assets.

                                 The mortgage loan sellers, or their affiliates
                                 or subsidiaries, may acquire a portion of the
                                 certificates. Under those circumstances, they
                                 may become the controlling class, and as the
                                 controlling class, have interests that may
                                 conflict with their interests as a seller of
                                 the mortgage loans.

                                 In addition, any subordinate indebtedness
                                 secured by the related mortgaged property, any
                                 mezzanine loans and/or any future mezzanine
                                 loans related to certain of the mortgage loans
                                 may be held by the respective sellers of such
                                 mortgage loan or affiliates or subsidiaries
                                 thereof. The holders of such subordinate
                                 indebtedness or such mezzanine loans may have
                                 interests that conflict with the interests of
                                 the holders of the certificates.

                                 Additionally, certain of the mortgage loans
                                 included in the trust may have been
                                 refinancings of debt previously held by a
                                 mortgage loan seller, or an affiliate or
                                 subsidiary of a mortgage loan seller, and the
                                 mortgage loan sellers, or their affiliates or
                                 subsidiaries, may have or have had equity
                                 investments in the borrowers (or in the owners
                                 of the borrowers) or properties under certain
                                 of the mortgage loans included in the trust.
                                 Each of the mortgage loan sellers, and their
                                 affiliates or subsidiaries, have made and/or
                                 may make or have preferential rights to make
                                 loans to, or equity investments in, affiliates
                                 of the borrowers under the mortgage loans.

                                 Other Conflicts. The depositor is an affiliate
                                 of Morgan Stanley Mortgage Capital Inc., one of
                                 the mortgage loan sellers and a sponsor, and
                                 Morgan Stanley & Co. Incorporated, one of the
                                 underwriters. LaSalle Bank National
                                 Association, one of the mortgage loan sellers
                                 and, a sponsor, the paying agent, the
                                 certificate registrar and the authenticating
                                 agent is the parent of LaSalle Financial
                                 Services, Inc., one of the underwriters.
                                 LaSalle Bank National Association and Morgan
                                 Stanley Mortgage Capital Inc. are parties to a
                                 custodial agreement whereby LaSalle, for
                                 consideration, provides custodial services to
                                 Morgan Stanley Mortgage Capital Inc. for
                                 certain commercial mortgage loans originated or
                                 purchased by it. Pursuant to this custodial
                                 agreement, LaSalle Bank National Association is
                                 currently providing custodial services for most
                                 of the mortgage loans to be sold by Morgan
                                 Stanley Mortgage Capital Inc. to the depositor
                                 in connection with this securitization. The
                                 terms of the custodial agreement are customary
                                 for the commercial mortgage-backed
                                 securitization industry providing for the
                                 delivery, receipt, review and safekeeping of
                                 mortgage loan files.

                                 With respect to each A/B mortgage loan, the
                                 holder of the related B note may be entitled to
                                 certain consent or cure rights which may
                                 conflict with interests of the holder of the
                                 related senior mortgage loan included in the
                                 trust. With respect to Mortgage Loan Nos.
                                 29-30, the Allstate-Charlotte & Roanoke
                                 mortgage loan, representing approximately 1.5%
                                 of the initial outstanding pool balance,
                                 respectively (and representing 1.9% of the
                                 initial outstanding loan group 1 balance,
                                 respectively), and Mortgage Loan No. 45, the
                                 Farmer's New World Headquarters mortgage loan,
                                 the current holder of the related B note is
                                 also the sole owner of the related borrower.

                                      S-77

                                 After an event of default under the
                                 Allstate-Charlotte & Roanoke A/B Mortgage Loan
                                 or the Farmer's New World Headquarters A/B
                                 Mortgage Loan, the holder of the related B note
                                 is entitled to consult with or direct the
                                 holder of the Allstate-Charlotte & Roanoke
                                 mortgage loan or the Farmer's New World
                                 Headquarters mortgage loan, as the case may be,
                                 with respect to a foreclosure or liquidation of
                                 the mortgaged property to the extent provided
                                 in the related intercreditor agreement.

PREPAYMENTS MAY REDUCE THE
YIELD ON YOUR CERTIFICATES       The yield to maturity on your certificates will
                                 depend, in significant part, upon the rate and
                                 timing of principal payments on the mortgage
                                 loans. For this purpose, principal payments
                                 include both voluntary prepayments, if
                                 permitted, and involuntary prepayments, such as
                                 prepayments resulting from casualty or
                                 condemnation of mortgaged properties, defaults
                                 and liquidations by borrowers, or repurchases
                                 as a result of a mortgage loan seller's
                                 material breach of representations and
                                 warranties or material defects in a mortgage
                                 loan's documentation. In addition, certain of
                                 the mortgage loans may require that, upon the
                                 occurrence of certain events, funds held in
                                 escrow or proceeds from letters of credit may
                                 be applied to the outstanding principal balance
                                 of such mortgage loans.

                                 The investment performance of your certificates
                                 may vary materially and adversely from your
                                 expectations if the actual rate of prepayment
                                 is higher or lower than you anticipate.

                                 Voluntary prepayments under some of the
                                 mortgage loans are prohibited for specified
                                 lock-out periods or require payment of a
                                 prepayment premium or a yield maintenance
                                 charge or both, unless the prepayment occurs
                                 within a specified period prior to and
                                 including the anticipated repayment date or
                                 maturity date, as the case may be.
                                 Nevertheless, we cannot assure you that the
                                 related borrowers will refrain from prepaying
                                 their mortgage loans due to the existence of a
                                 prepayment premium or a yield maintenance
                                 charge or the amount of such premium or charge
                                 will be sufficient to compensate you for
                                 shortfalls in payments on your certificates on
                                 account of such prepayments. We also cannot
                                 assure you that involuntary prepayments will
                                 not occur or that borrowers will not default in
                                 order to avoid the application of lock-out
                                 periods. The rate at which voluntary
                                 prepayments occur on the mortgage loans will be
                                 affected by a variety of factors, including:

                                 o    the terms of the mortgage loans;

                                 o    the length of any prepayment lock-out
                                      period;

                                 o    the level of prevailing interest rates;

                                 o    the availability of mortgage credit;

                                 o    the applicable yield maintenance charges
                                      or prepayment premiums and the ability of
                                      the master servicer or the special
                                      servicer to enforce the related
                                      provisions;

                                 o    the failure to meet requirements for
                                      release of escrows/reserves that result in
                                      a prepayment;

                                      S-78

                                 o    the occurrence of casualties or natural
                                      disasters; and

                                 o    economic, demographic, tax or legal
                                      factors.

                                 Generally, no yield maintenance charge or
                                 prepayment premium will be required for
                                 prepayments (i) in connection with a casualty
                                 or condemnation unless an event of default has
                                 occurred or (ii) in connection with the
                                 resolution of a specially serviced mortgage
                                 loan. In addition, if a seller repurchases any
                                 mortgage loan from the trust due to the
                                 material breach of a representation or warranty
                                 or a material document defect or the mortgage
                                 loan is otherwise purchased from the trust
                                 (including certain purchases by the holder of a
                                 B Note or mezzanine loan), the repurchase price
                                 paid will be passed through to the holders of
                                 the certificates with the same effect as if the
                                 mortgage loan had been prepaid in part or in
                                 full, except that no yield maintenance charge
                                 or prepayment premium will be payable. Any such
                                 repurchase or purchase may, therefore,
                                 adversely affect the yield to maturity on your
                                 certificates.

                                 Although all of the mortgage loans have
                                 protection against voluntary prepayments in the
                                 form of lock-out periods, defeasance
                                 provisions, yield maintenance provisions and/or
                                 prepayment premium provisions, there can be no
                                 assurance that (i) borrowers will refrain from
                                 prepaying mortgage loans due to the existence
                                 of a yield maintenance charge or prepayment
                                 premium or (ii) involuntary prepayments or
                                 repurchases will not occur.

                                 With respect to one (1) mortgage loan,
                                 representing approximately 0.5% of the initial
                                 mortgage pool balance (and representing 0.6% of
                                 the initial loan group 1 balance), the related
                                 borrower is required to pay to the seller of
                                 the property an amount in respect of amounts
                                 held back from the original purchase price
                                 equal to the base minimum rent (under the
                                 signed leases for which the related tenants had
                                 not taken occupancy) divided by 7.67% as may be
                                 reduced by certain tenant commissions and
                                 which, in any event, cannot exceed, together
                                 with the amount paid at the closing of the sale
                                 of the property, $24,450,000 (the "Leaseout
                                 Adjustment"). The conditions of the payment of
                                 this amount to the seller of the property
                                 include, among others, the tenant taking
                                 occupancy of previously vacant space for which
                                 leases have been executed and opening for
                                 business and paying full rent on or prior to
                                 October 21, 2007. If the seller has not
                                 satisfied those conditions and the borrower has
                                 not made that payment on or before October 21,
                                 2007, the borrower is required to prepay the
                                 mortgage loan in an amount equal to 59% of the
                                 unpaid amount of the unpaid portion of the
                                 Leaseout Adjustment (initially equal to
                                 $5,971,939), together with any applicable
                                 prepayment consideration.

                                 In addition, the yield maintenance formulas are
                                 not the same for all of the mortgage loans that
                                 have yield maintenance charges. This can lead
                                 to substantial variance from loan to loan with
                                 respect to the amount of yield maintenance
                                 charge that is due on the related prepayment.
                                 Also, the description in the mortgage notes of
                                 the method of calculation of prepayment
                                 premiums and yield maintenance charges is
                                 complex and subject to legal interpretation and
                                 it is possible that another person would
                                 interpret the methodology differently from the
                                 way we did in estimating an assumed yield to
                                 maturity on your certificates as described in
                                 this prospectus supplement. See Appendix II
                                 attached to

                                      S-79

                                 this prospectus supplement for a description of
                                 the various prepayment provisions.

RELEASE OF COLLATERAL            Notwithstanding the prepayment restrictions
                                 described in this prospectus supplement,
                                 certain of the mortgage loans permit the
                                 release of a mortgaged property (or a portion
                                 of the mortgaged property) subject to the
                                 satisfaction of certain conditions described in
                                 Appendix II attached to this prospectus
                                 supplement. In order to obtain such release
                                 (other than with respect to the release of
                                 certain non-material portions of the mortgaged
                                 properties which may not require payment of a
                                 release price), the borrower is required (among
                                 other things) to pay a release price, which may
                                 include a prepayment premium or yield
                                 maintenance charge on all or a portion of such
                                 payment. See Appendix II attached to this
                                 prospectus supplement for further details
                                 regarding the various release provisions.

THE YIELD ON YOUR CERTIFICATES
WILL BE AFFECTED BY THE PRICE
AT WHICH THE CERTIFICATES WERE
PURCHASED AND THE RATE, TIMING
AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATES                The yield on any certificate will depend on (1)
                                 the price at which that certificate is
                                 purchased by you and (2) the rate, timing and
                                 amount of distributions on your certificate.
                                 The rate, timing and amount of distributions on
                                 any certificate will, in turn, depend on, among
                                 other things:

                                 o    the interest rate for that certificate;

                                 o    the rate and timing of principal payments
                                      (including principal prepayments) and
                                      other principal collections (including
                                      loan purchases in connection with breaches
                                      of representations and warranties) on or
                                      in respect of the mortgage loans and the
                                      extent to which those amounts are to be
                                      applied or otherwise result in a reduction
                                      of the certificate balance of such
                                      certificate;

                                 o    the rate, timing and severity of losses on
                                      or in respect of the mortgage loans or
                                      unanticipated expenses of the trust;

                                 o    the rate and timing of any reimbursement
                                      of the master servicer, the special
                                      servicer or the trustee, as applicable,
                                      out of the Certificate Account of
                                      nonrecoverable advances or advances
                                      remaining unreimbursed on a modified
                                      mortgage loan on the date of that
                                      modification;

                                 o    the timing and severity of any interest
                                      shortfalls resulting from prepayments to
                                      the extent not offset by a reduction in
                                      master servicer compensation as described
                                      in this prospectus supplement;

                                 o    the timing and severity of any reductions
                                      in the appraised value of any mortgaged
                                      property in a manner that has an effect on
                                      the amount of advancing required on the
                                      related mortgage loan; and

                                 o    the method of calculation of prepayment
                                      premiums and yield maintenance charges and
                                      the extent to which prepayment premiums
                                      and yield maintenance charges are
                                      collected and, in turn, distributed on
                                      that certificate.

                                      S-80

                                 In addition, any change in the weighted average
                                 life of a certificate may adversely affect
                                 yield. Prepayments resulting in a shortening of
                                 weighted average lives of certificates may be
                                 made at a time of lower interest rates when you
                                 may be unable to reinvest the resulting payment
                                 of principal at a rate comparable to the
                                 effective yield anticipated when making the
                                 initial investment in certificates. Delays and
                                 extensions resulting in a lengthening of the
                                 weighted average lives of the certificates may
                                 occur at a time of higher interest rates when
                                 you may have been able to reinvest principal
                                 payments that would otherwise have been
                                 received by you at higher rates.

YOU BEAR THE RISK OF BORROWER
DEFAULTS                         The rate and timing of delinquencies or
                                 defaults on the mortgage loans could affect the
                                 following aspects of the offered certificates:

                                 o    the aggregate amount of distributions on
                                      them;

                                 o    their yields to maturity;

                                 o    their rates of principal payments; and

                                 o    their weighted average lives.

                                 The rights of holders of each class of
                                 subordinate certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their certificates will be subordinated to
                                 those rights of the holders of the more senior
                                 certificates having an earlier alphabetical
                                 class designation (provided that the Class A-M
                                 Certificates will be senior in right to the
                                 Class A-J Certificates). Losses on the mortgage
                                 loans will be allocated to the Class S, Class
                                 Q, Class P, Class O, Class N, Class M, Class L,
                                 Class K, Class J, Class H, Class G, Class F,
                                 Class E, Class D, Class C, Class B, Class A-J
                                 and Class A-M Certificates, in that order,
                                 reducing amounts otherwise payable to each
                                 class. Any remaining losses would then be
                                 allocated to the Class A-1 Certificates, Class
                                 A-1A Certificates, Class A-2 Certificates,
                                 Class A-3 Certificates, Class A-AB Certificates
                                 and Class A-4 Certificates, pro rata, and (i)
                                 with respect to losses of interest only, the
                                 Class X Certificates based on their respective
                                 entitlements and (ii) with respect to losses of
                                 interest on the Ritz-Carlton IO Component, the
                                 Class X-RC Certificates, based on their
                                 respective entitlements.

                                 If losses on the mortgage loans and/or trust
                                 fund expenses exceed the aggregate certificate
                                 balance of the classes of certificates
                                 subordinated to a particular class, that
                                 particular class will suffer a loss equal to
                                 the full amount of that excess up to the
                                 outstanding certificate balance of that class.

                                 If you calculate your anticipated yield based
                                 on assumed rates of default and losses that are
                                 lower than the default rate and losses actually
                                 experienced and those losses are allocable to
                                 your certificates, your actual yield to
                                 maturity will be lower than the assumed yield.
                                 Under extreme scenarios, that yield could be
                                 negative. In general, the earlier a loss is
                                 borne by your certificates, the greater the
                                 effect on your yield to maturity.

                                 Additionally, delinquencies and defaults on the
                                 mortgage loans may significantly delay the
                                 receipt of distributions by you on your

                                      S-81

                                 certificates, unless advances are made to cover
                                 delinquent payments or the subordination of
                                 another class of certificates fully offsets the
                                 effects of any such delinquency or default.

                                 Also, if the related borrower does not repay a
                                 mortgage loan with an anticipated repayment
                                 date by its anticipated repayment date, the
                                 effect will be to increase the weighted average
                                 life of your certificates and may reduce your
                                 yield to maturity.

                                 Furthermore, if P&I Advances and/or Servicing
                                 Advances are made with respect to a mortgage
                                 loan after default and the mortgage loan is
                                 thereafter worked out under terms that do not
                                 provide for the repayment of those advances in
                                 full at the time of the workout, then any
                                 reimbursements of those advances prior to the
                                 actual collection of the amount for which the
                                 advance was made may also result in reductions
                                 in distributions of principal to the holders of
                                 the offered certificates for the current month.

INTEREST ON ADVANCES AND
COMPENSATION TO THE MASTER
SERVICER, THE SPECIAL
SERVICER, THE TRUSTEE MAY HAVE
AN ADVERSE EFFECT ON THE
PAYMENTS ON YOUR CERTIFICATES    To the extent described in this prospectus
                                 supplement, the master servicer, the special
                                 servicer or the trustee, if applicable, will be
                                 entitled to receive interest at the "prime
                                 rate" on unreimbursed advances they have made
                                 with respect to delinquent monthly payments or
                                 that are made with respect to the preservation
                                 and protection of the related mortgaged
                                 property or enforcement of the mortgage loan.
                                 This interest will generally accrue from the
                                 date on which the related advance is made or
                                 the related expense is incurred to the date of
                                 reimbursement. No advance interest will accrue
                                 during the grace period, if any, for the
                                 related mortgage loan. This interest may be
                                 offset in part by default interest and late
                                 payment charges paid by the borrower in
                                 connection with the mortgage loan or by certain
                                 other amounts. In addition, under certain
                                 circumstances, including delinquencies in the
                                 payment of principal and interest, a mortgage
                                 loan will be serviced by the special servicer,
                                 and the special servicer is entitled to
                                 compensation for special servicing activities.
                                 The right to receive interest on advances and
                                 special servicing compensation is senior to the
                                 rights of certificateholders to receive
                                 distributions. The payment of interest on
                                 advances and the payment of compensation to the
                                 special servicer may result in shortfalls in
                                 amounts otherwise distributable on the
                                 certificates.

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Eight (8) of the mortgaged properties, securing
                                 mortgage loans representing 4.8% of the initial
                                 outstanding pool balance (and representing 5.9%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a first mortgage lien
                                 on a leasehold interest under a ground lease.
                                 In addition, four (4) of the mortgaged
                                 properties, securing a mortgage loan
                                 representing 4.8% of the initial outstanding
                                 pool balance (and representing 5.9% of the
                                 initial outstanding loan group 1 balance), are
                                 subject to a first mortgage lien on a fee
                                 interest in a portion of the mortgaged property
                                 and a leasehold interest in the remainder of
                                 the

                                      S-82

                                 mortgaged property. In circumstances where both
                                 the fee and leasehold interest in the entire
                                 mortgaged property are encumbered, we have
                                 treated that as an encumbered fee interest.

                                 In addition, certain of the mortgaged
                                 properties are subject to various use
                                 restrictions imposed by the related ground
                                 lease, and these limitations could adversely
                                 affect the ability of the related borrower to
                                 lease or sell the mortgaged property on
                                 favorable terms, thus adversely affecting the
                                 borrower's ability to fulfill its obligations
                                 under the related mortgage loan.

                                 Upon the bankruptcy of a lessor or a lessee
                                 under a ground lease, the debtor entity has the
                                 right to assume or reject the lease. If a
                                 debtor lessor rejects the lease, the lessee has
                                 the right to remain in possession of its leased
                                 premises for the rent otherwise payable under
                                 the lease for the term of the lease (including
                                 renewals). If a debtor lessee/borrower rejects
                                 any or all of the lease, the leasehold lender
                                 could succeed to the lessee/borrower's position
                                 under the lease only if the lessor specifically
                                 grants the lender that right. If both the
                                 lessor and the lessee/borrowers are involved in
                                 bankruptcy proceedings, the trustee may be
                                 unable to enforce the bankrupt
                                 lessee/borrower's right to refuse to treat a
                                 ground lease rejected by a bankrupt lessor as
                                 terminated. In those circumstances, a lease
                                 could be terminated notwithstanding lender
                                 protection provisions contained therein or in
                                 the mortgage.

                                 In a decision by the United States Court of
                                 Appeals for the Seventh Circuit (Precision
                                 Indus. v. Qualitech Steel SBQ, LLC, 327 F.3d
                                 537 (7th Cir. 2003)) the court ruled with
                                 respect to an unrecorded lease of real property
                                 that where a statutory sale of the fee interest
                                 in leased property occurs under Section 363(f)
                                 of the Bankruptcy Code (11 U.S.C. Section
                                 363(f)) upon the bankruptcy of a landlord, such
                                 sale terminates a lessee's possessory interest
                                 in the property, and the purchaser assumes
                                 title free and clear of any interest, including
                                 any leasehold estates. Pursuant to Section
                                 363(e) of the Bankruptcy Code (11 U.S.C.
                                 Section 363(a)), a lessee may request the
                                 bankruptcy court to prohibit or condition the
                                 statutory sale of the property so as to provide
                                 adequate protection of the leasehold interests;
                                 however, the court ruled that this provision
                                 does not ensure continued possession of the
                                 property, but rather entitles the lessee to
                                 compensation for the value of its leasehold
                                 interest, typically from the sale proceeds.
                                 While there are certain circumstances under
                                 which a "free and clear" sale under Section
                                 363(f) of the Bankruptcy Code would not be
                                 authorized (including that the lessee could not
                                 be compelled in a legal or equitable proceeding
                                 to accept a monetary satisfaction of his
                                 possessory interest, and that none of the other
                                 conditions of Section 363(f)(1)-(4) of the
                                 Bankruptcy Code otherwise permits the sale), we
                                 cannot provide assurances that those
                                 circumstances would be present in any proposed
                                 sale of a leased premises. As a result, we
                                 cannot provide assurances that, in the event of
                                 a statutory sale of leased property pursuant to
                                 Section 363(f) of the Bankruptcy Code, the
                                 lessee may be able to maintain possession of
                                 the property under the ground lease. In
                                 addition, we cannot provide assurances that the
                                 lessee and/or the lender will be able to recoup
                                 the full value of the leasehold interest in
                                 bankruptcy court.

                                      S-83

                                 Some of the ground leases securing the
                                 mortgaged properties provide that the ground
                                 rent payable under the ground lease increases
                                 during the term of the lease. These increases
                                 may adversely affect the cash flow and net
                                 income of the borrower from the mortgaged
                                 property.

THE MORTGAGE LOAN SELLERS ARE
SUBJECT TO BANKRUPTCY OR
INSOLVENCY LAWS THAT MAY
AFFECT THE TRUST'S
OWNERSHIP OF THE MORTGAGE
LOANS                            In the event of the insolvency of any mortgage
                                 loan seller, it is possible the trust's right
                                 to payment from or ownership of the mortgage
                                 loans could be challenged, and if that
                                 challenge were successful, delays or reductions
                                 in payments on your certificates could occur.

                                 Based upon opinions of counsel that the
                                 conveyance of the mortgage loans would
                                 generally be respected in the event of
                                 insolvency of the mortgage loan sellers, which
                                 opinions are subject to various assumptions and
                                 qualifications, the depositor believes that
                                 such a challenge will be unsuccessful, but
                                 there can be no assurance that a bankruptcy
                                 trustee, if applicable, or other interested
                                 party will not attempt to assert such a
                                 position. Even if actions seeking those results
                                 were not successful, it is possible that
                                 payments on the certificates would be delayed
                                 while a court resolves the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR
CERTIFICATES                     Your certificates will not be listed on any
                                 securities exchange or traded on any automated
                                 quotation systems of any registered securities
                                 association, and there is currently no
                                 secondary market for the certificates. While
                                 the Underwriters currently intend to make a
                                 secondary market in the certificates, none of
                                 them is obligated to do so. Accordingly, you
                                 may not have an active or liquid secondary
                                 market for your certificates, which could
                                 result in a substantial decrease in the market
                                 value of your certificates. The market value of
                                 your certificates also may be affected by many
                                 other factors, including then-prevailing
                                 interest rates. Furthermore, you should be
                                 aware that the market for securities of the
                                 same type as the certificates has in the past
                                 been volatile and offered very limited
                                 liquidity.

WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             The interest rates on one or more classes of
                                 certificates may be based on a weighted average
                                 of the mortgage loan interest rates net of the
                                 administrative cost rate, which is calculated
                                 based upon the respective principal balances of
                                 the mortgage loans. Alternatively, the interest
                                 rate on one or more classes of the certificates
                                 may be capped at the weighted average rate.
                                 This weighted average rate is further described
                                 in this prospectus supplement under the
                                 definition of "Weighted Average Net Mortgage
                                 Rate" in the "Glossary of Terms." Any class of
                                 certificates that is either fully or partially
                                 based upon the weighted average net mortgage
                                 rate may be adversely affected by
                                 disproportionate principal payments,
                                 prepayments, defaults and other unscheduled
                                 payments on the mortgage loans. Because some
                                 mortgage loans will amortize their principal
                                 more quickly than others, the rate may
                                 fluctuate over the life of those classes of
                                 your certificates.

                                      S-84

                                 In general, mortgage loans with relatively high
                                 mortgage interest rates are more likely to
                                 prepay than mortgage loans with relatively low
                                 mortgage interest rates. For instance, varying
                                 rates of unscheduled principal payments on
                                 mortgage loans which have interest rates above
                                 the weighted average net mortgage rate may have
                                 the effect of reducing the interest rate of
                                 your certificates.

     This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors" section and elsewhere in this prospectus supplement.

                                      S-85

                               TRANSACTION PARTIES

THE SPONSORS, MORTGAGE LOAN SELLERS AND ORIGINATORS

Morgan Stanley Mortgage Capital Inc.

     Morgan Stanley Mortgage Capital Inc., a New York corporation formed in 1984
("MSMC") is a sponsor of this transaction and is one of the mortgage loan sellers. MSMC is an affiliate of the depositor and one of the underwriters and is a direct wholly owned subsidiary of Morgan Stanley (NYSE: MS). The executive offices of MSMC are located at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000. MSMC also has offices in Chicago, Illinois, Los
Angeles, California and Irvine, California. MSMC originates and purchases commercial and multifamily mortgage loans primarily for securitization or resale. MSMC also provides warehouse and repurchase financing to residential mortgage lenders, purchases residential mortgage loans for securitization or resale, or for its own investment, and acts as sponsor of residential mortgage loan securitizations. Neither MSMC nor any of its affiliates currently acts as servicer of the mortgage loans in its securitizations. MSMC originated all of the mortgage loans it is selling to us.

MSMC's Commercial Mortgage Securitization Program

     MSMC has been active as a sponsor of securitizations of commercial mortgage loans since its formation. As a sponsor, MSMC originates or acquires mortgage loans and either by itself or together with other sponsors or mortgage loan sellers, initiates the securitization of the mortgage loans by transferring the mortgage loans to a securitization depositor, including Morgan Stanley Capital I
Inc., or another entity that acts in a similar capacity. In coordination with its affiliate, Morgan Stanley & Co. Incorporated, and other underwriters, MSMC works with rating agencies, investors, mortgage loan sellers and servicers in structuring the securitization transaction. MSMC acts as sponsor and mortgage loan seller both in transactions in which it is the sole sponsor or mortgage loan seller and transactions in which other entities act as sponsor or mortgage loan seller. MSMC's "IQ," "HQ" and "TOP" securitization programs typically involve multiple mortgage loan sellers.

     Substantially all mortgage loans originated by MSMC are sold to securitizations as to which MSMC acts as either sponsor or mortgage loan seller.
Mortgage loans originated and securitized by MSMC include both fixed rate and floating rate mortgage loans and both large mortgage loans and conduit mortgage loans (including those shown in the table below), and mortgage loans included in both public and private securitizations. MSMC also originates subordinate and mezzanine debt which is generally not securitized. The following table sets forth information with respect to originations and securitizations of commercial and multifamily mortgage loans by MSMC for the four years ending on December 31,
2005.

                         TOTAL MSMC MORTGAGE                              TOTAL MSMC
                          LOANS SECURITIZED      TOTAL MSMC MORTGAGE       MORTGAGE
         TOTAL MSMC        WITH AFFILIATED     LOANS SECURITIZED WITH       LOANS
YEAR   MORTGAGE LOANS*        DEPOSITOR        NON-AFFILIATED DEPOSITOR   SECURITIZED
----   ---------------   -------------------   ------------------------   -----------
                       (APPROXIMATE AMOUNTS IN BILLIONS OF $S)

2005         12.1                8.2                      1.8                 10.0
2004          7.7                5.3                      1.2                  6.5
2003          6.4                3.3                      1.3                  4.6
2002          4.6                2.2                      0.6                  2.8

*    Includes all mortgage loans originated or purchased by MSMC in the relevant year. Mortgage loans originated in a given year that were not securitized in that year generally were held for securitization in the following year.

     MSMC's large mortgage loan program typically originates mortgage loans larger than $75 million, although MSMC's conduit mortgage loan program also sometimes originates such large mortgage loans. MSMC originates commercial mortgage loans secured by multifamily, office, retail, industrial, hotel, manufactured housing and self-storage properties. The largest property concentrations of MSMC securitized loans have been in retail and office properties, and the largest geographic concentrations have been in California and New York.

                                      S-86

Underwriting Standards

     Conduit mortgage loans originated by MSMC will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific mortgage loan. The underwriting criteria are general, and in many cases exceptions to one or more of these guidelines may be approved. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     The MSMC credit underwriting team for each mortgage loan is required to conduct a review of the related mortgaged property, generally including an analysis of the historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the mortgage loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the MSMC underwriting team visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its underwriting procedures, MSMC also generally performs the procedures and obtains the third party reports or other documents described in this prospectus supplement under "Description of the Mortgage
Pool--Assessments of Property Value and Condition," "--Appraisals,"
"--Environmental Assessments," "--Property Condition Assessments," "--SeismiC
Review Process," and "--Zoning and Building Code Compliance." MSMC typically retains outside consultants to conduct its credit underwriting.

     Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from MSMC and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

     Debt Service Coverage Ratio and LTV Ratio. MSMC's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum LTV
Ratio of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, MSMC may originate a mortgage loan with a lower debt service coverage ratio or higher LTV Ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees,
MSMC's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by MSMC there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt is taken into account.

     The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each Mortgage Loan as reported in this prospectus supplement and Appendix II may differ from the amount calculated at the time of origination. In addition, MSMC's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage
Pool" in this prospectus supplement.

     Escrow Requirements. MSMC often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio tests are not satisfied. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. MSMC conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MSMC.

                                      S-87

Servicing

     MSMC currently contracts with third party servicers for servicing the mortgage loans that it originates or acquires. Third party servicers are assessed based upon the credit quality of the servicing institution. The servicers may be reviewed for their systems and reporting capabilities, review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, MSMC may conduct background checks, meet with senior management to determine whether the servicer complies with industry standards or otherwise monitor the servicer on an ongoing basis.

LaSalle Bank National Association

     LaSalle Bank National Association ("LaSalle"), is a sponsor of this transaction and is one of the mortgage loan sellers. LaSalle originated and underwrote all of the mortgage loans it is selling to the Depositor, which represent 41.4% of the Initial Pool Balance.

     LaSalle is a national banking association. The principal offices of its commercial mortgage loan division are located at 135 South LaSalle Street, Suite
3400, Chicago, Illinois 60603, and its telephone number is (312) 904-2000.
LaSalle offers a variety of banking services to customers including commercial and retail banking, trust services and asset management. LaSalle's business is subject to examination and regulation by federal banking authorities and its primary federal bank regulatory authority is the office of the Comptroller of the Currency. LaSalle is a subsidiary of LaSalle Bank Corporation, which is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of
ABN AMRO Bank N. V., a bank organized under the laws of the Netherlands. As of
September 30, 2005, LaSalle had total assets of approximately $73 billion.
LaSalle is also acting as paying agent, certificate registrar and authenticating agent for this transaction and will have, or be responsible for appointing an agent to perform, additional duties with respect to tax administration of the issuing entity. LaSalle Financial Services, Inc., an underwriter for this transaction, is a subsidiary of LaSalle.

LaSalle's Commercial Mortgage Securitization Program

     LaSalle has been active as a participant in securitizations of commercial mortgage loans since 2000. LaSalle originates commercial mortgage loans and, together with other mortgage loan sellers and sponsors, acts as a mortgage loan seller and sponsor in the securitization of such commercial mortgage loans by transferring them to an unaffiliated securitization depositor and participating in decisions concerning various terms of the related offering. Multiple mortgage loan seller transactions in which LaSalle has participated include the "LDP"
program in which J.P. Morgan Commercial Mortgage Securities Corp. acted as depositor, the "COMM" program in which Deutsche Mortgage & Asset Receiving
Corporation acted as depositor and the "HQ" program in which Morgan Stanley
Capital I Inc. acted as depositor.

     Between the inception of its commercial mortgage securitization program in
1998 and December 31, 2005, LaSalle originated approximately 1,982 fixed rate commercial mortgage loans with an aggregate original principal balance of approximately $9.1 billion that were included in approximately 29 securitization transactions. The properties securing these loans include multifamily, office, retail, industrial, hospitality, manufactured housing community and self-storage properties. LaSalle also originates other commercial mortgage loans that are not securitized and participates in sales of pools of whole loans in private transactions. In the year ended December 31, 2005, LaSalle originated commercial mortgage loans for securitization with an aggregate original principal balance of approximately $4.0 billion, all of which were included in securitization transactions in which an unaffiliated entity acted as depositor. LaSalle selected from its existing portfolio the mortgage loans it is selling to the
Depositor.

Servicing

     LaSalle services the mortgage loans that it originates directly or through sub-servicers until they are sold in securitizations or through other means.

                                      S-88

Underwriting Standards

     LaSalle generally underwrites commercial mortgage loans originated for securitization in accordance with the underwriting criteria described below.
Each lending situation is unique, however, and the facts and circumstances surrounding a particular mortgage loan, such as the quality, location and tenancy of the mortgaged property and the sponsorship of the borrower, will impact the extent to which the underwriting criteria are applied to that mortgage loan. The underwriting criteria are general guidelines, and in many cases exceptions to one or more of the criteria may be approved. Accordingly, no representation is made that each mortgage loan originated by LaSalle will comply in all respects with the underwriting criteria.

     Underwriting Procedures. An underwriting team comprised of real estate professionals conducts a review of the mortgaged property related to each loan, generally including an analysis of historical property operating statements, if available, rent rolls, current and historical real estate taxes, and tenant leases. The borrower and certain key principals of the borrower are reviewed for financial strength and other credit factors, generally including financial statements (which are generally unaudited), third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches. Depending on the type of the mortgaged property and other factors, the credit of key tenants may also be reviewed. Each mortgaged property is generally inspected to ascertain its overall quality, competitiveness, physical attributes, neighborhood, market, accessibility, visibility and demand generators. As part of its underwriting procedures, LaSalle also generally performs the procedures and obtains the third party reports or other documents described in this prospectus supplement under
"Description of the Mortgage Pool--Assessments of Property Value and Condition,"
"--Appraisals," "--Environmental Assessments," "--Property Condition
Assessments," "--Seismic Review Process," and "--Zoning and Building Code
Compliance."

     A loan committee of senior real estate professionals reviews each proposed mortgage loan before a commitment is made. The loan committee may approve or reject a proposed loan, or may approve it subject to modifications or satisfaction of additional due diligence.

     Debt Service Coverage Ratio and LTV Ratio. LaSalle's underwriting criteria generally require a minimum debt service coverage ratio of 1.20x and a maximum loan-to-value ratio of 80%. However, as noted above, these criteria are general guidelines, and exceptions to them may be approved based on the characteristics of a particular mortgage loan. For example, LaSalle may originate a mortgage loan with a lower debt service coverage ratio or a higher loan-to-value ratio based on relevant factors such as sponsorship, the types of tenants and leases, opinion of improved property performance in the future or additional credit support such as reserves, letters of credit or guarantees. In addition, with respect to certain mortgage loans originated by or on behalf of LaSalle there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher loan-to-value ratio, if such subordinate or mezzanine debt is taken into account.

     For purposes of the underwriting criteria, LaSalle calculates the debt service coverage ratio for each mortgage loan on the basis of underwritten net cash flow at loan origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this prospectus supplement and Appendix II hereto may differ from the ratio for such loan calculated at the time of origination. In addition, LaSalle's underwriting criteria generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this prospectus supplement.

     Escrow Requirements. LaSalle reviews the need for a particular escrow or reserve on a loan-by-loan basis and does not require escrows or reserves for every mortgage loan. LaSalle may require a borrower to fund escrows or reserves for taxes, insurance, deferred maintenance, replacement reserves, tenant improvements and leasing commissions. In some cases, escrows or reserves may be required only after the occurrence of a triggering event such as an Event of
Default or when certain debt service coverage ratio tests are not satisfied under the related mortgage loan. In some cases, in lieu of funding an escrow or reserve, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

                                      S-89

THE DEPOSITOR

     Morgan Stanley Capital I Inc., the Depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000. Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets and is not engaged in any activities except those related to the securitization of assets.

     The Depositor was formed for the purpose of acting as a depositor in asset backed securities transactions. During the period commencing January 1, 2002 and terminating December 31, 2005, the Depositor acted as depositor with respect to commercial and multifamily mortgage loan securitization transactions, in an aggregate amount of $33,767,957,511. MSMC has acted as a sponsor or co-sponsor of all of such transactions and contributed a substantial portion of the mortgage loans in such transactions, with the remainder having been contributed by numerous other loan sellers. The Depositor has also acted as depositor with respect to numerous securitizations of residential mortgage loans.

     Morgan Stanley Capital I Inc. will have minimal ongoing duties with respect to the offered certificates and the mortgage loans. The Depositor's duties will include, without limitation, (i) to appoint a successor trustee in the event of the resignation or removal of the trustee, (ii) to provide information in its possession with respect to the certificates to the paying agent to the extent necessary to perform REMIC tax administration, (iii) to indemnify the trustee, the paying agent and trust for any liability, assessment or costs arising from the Depositor's bad faith, negligence or malfeasance in providing such information, (iv) to indemnify the trustee and the paying agent against certain securities laws liabilities, and (v) to sign or to contract with the master servicer to sign any annual report on Form 10-K, including the certification therein required under the Sarbanes-Oxley Act, and any distribution reports on
Form 10-D and Current Reports on Form 8-K required to be filed by the trust. The
Depositor is required under the Underwriting Agreement to indemnify the
Underwriters for, or to contribute to losses in respect of, certain securities law liabilities.

THE ISSUING ENTITY

     The issuing entity with respect to the offered certificates will be the
Morgan Stanley Capital I Trust 2006-HQ8 (the "Trust"). The Trust is a New York
common law trust that will be formed on the Closing Date pursuant to the Pooling and Servicing Agreement. The only activities that the Trust may perform are those set forth in the Pooling and Servicing Agreement, which are generally limited to owning and administering the mortgage loans and any REO Property, disposing of defaulted mortgage loans and REO Property, issuing the certificates, making distributions, providing reports to Certificateholders and other activities described in this prospectus supplement. Accordingly, the Trust may not issue securities other than the certificates, or invest in securities, other than investing of funds in the Certificate Account and other accounts maintained under the Pooling and Servicing Agreement in certain short-term high-quality investments. The Trust may not lend or borrow money, except that the master servicer and the trustee may make Advances of delinquent monthly debt service payments and servicing Advances to the Trust, but only to the extent it deems such Advances to be recoverable from the related mortgage loan; such
Advances are intended to provide liquidity, rather than credit support. The
Pooling and Servicing Agreement may be amended as set in this prospectus supplement under "Description of the Offered Certificates--Amendments to the
Pooling and Servicing Agreement." The Trust administers the mortgage loans through the trustee, the paying agent, the master servicer and the special servicer. A discussion of the duties of the trustee, the paying agent, the master servicer and the special servicer, including any discretionary activities performed by each of them, is set forth in this prospectus supplement under
"--The Trustee," "--The Paying Agent, Certificate Registrar and Authenticating
Agent," "--The Master Servicer," and "--The Special Servicer" and "Servicing of
the Mortgage Loans."

     The only assets of the Trust other than the mortgage loans and any REO
Properties are the Certificate Account and other accounts maintained pursuant to the Pooling and Servicing Agreement and the short-term investments in which funds in the Certificate Account and other accounts are invested. The Trust has no present liabilities, but has potential liability relating to ownership of the mortgage loans and any REO Properties, and the other activities described in this prospectus supplement, and indemnity obligations to the trustee, the paying agent, the master servicer and the special servicer. The fiscal year of the
Trust is the calendar year. The Trust has no

                                      S-90

executive officers or board of directors and acts through the trustee, the paying agent, the master servicer and the special servicer.

     The Depositor is contributing the mortgage loans to the Trust. The
Depositor is purchasing the mortgage loans from the mortgage loan sellers, as described in this prospectus supplement under "Description of the Mortgage
Pool--Sale of the Mortgage Loans" and "--Representations and Warranties."

     Since the Trust is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a
"business trust." The Depositor has been formed as a bankruptcy remote special purpose entity. In connection with the sale of the mortgage loans from each mortgage loan seller to the Depositor and from the Depositor to the trust, certain legal opinions are required. Those opinions to the extent relating to an entity subject to the Bankruptcy Code are generally analogous to the following:

     (1) If such mortgage loan seller were to become a debtor in a properly presented case under Title 11 of the United States Code (the "Bankruptcy Code"),
a federal bankruptcy court, would determine that (i) (a) a transfer of the mortgage loans by the related mortgage loan seller to the Depositor (including collection thereon) in the form and manner set forth in the related Mortgage
Loan Purchase Agreement would constitute a true sale or absolute transfer of such mortgage loans (including the collections thereon), rather than a borrowing by the related mortgage loan seller from the Depositor secured by those mortgage loans, so that those mortgage loans (including the collections thereon) would not be property of the estate of the related mortgage loan seller under Section
541(a) of the Bankruptcy Code, and thus (b) the Depositor's rights to the related mortgage loans (including the collections thereon) would not be impaired by the operation of the Bankruptcy Code; and

     (2) If the Depositor were to become a debtor in a properly presented case under the Bankruptcy Code, a federal bankruptcy court would determine (i) (a) a transfer of the related mortgage loans by the Depositor to the Trust Fund
(including the collections thereon) in the form and manner set forth in the
Pooling and Servicing Agreement would constitute a true sale or absolute transfer of those mortgage loans (including the collections thereon), rather than a borrowing by the Depositor from the Trust Fund secured by those mortgage loans, so that those mortgage loans (including the collections thereon) would not be property of the estate of the Depositor under Section 541(a) of the
Bankruptcy Code, and thus (b) the Trust Fund's rights to the related mortgage loans (including the collections thereon) would not be impaired by the operation of the Bankruptcy Code.

     Such legal opinions are based on numerous assumptions, and there can be no assurance that all of such assumed facts are true, or will continue to be true.
Moreover, there can be no assurance that a court would rule as anticipated in the foregoing legal opinions. Accordingly, although the transfer of the underlying mortgage loans from each mortgage loan seller to the Depositor and from the Depositor to the Trust has been structured as a sale, there can be no assurance that the sale of the underlying mortgage loans will not be recharacterized as a pledge, with the result that the Depositor or Trust would be deemed to be a creditor of the related mortgage loan seller rather than an owner of the mortgage loans. See "Risk Factors--The Mortgage Loan Sellers Are
Subject To Bankruptcy Or Insolvency Laws That May Affect The Trust's Ownership
Of The Mortgage Loans."

THE TRUSTEE AND THE CUSTODIAN

The Trustee

     U.S. Bank National Association ("U.S. Bank") will act as trustee and as custodian under the Pooling and Servicing Agreement. U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $207 billion as of September 30, 2005. As of
September 30, 2005, U.S. Bancorp serves approximately 13.3 million customers, operates 2,396 branch offices in 24 states and has over 51,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

                                      S-91

     U.S. Bank has one of the largest corporate trust businesses in the country with offices in 31 U.S. cities. The Pooling and Servicing Agreement will be administered from U.S. Bank's corporate trust office located at One Federal
Street, Corporate Trust Services - 3rd Floor, Boston, MA 02110, Attention:
Morgan Stanley 2006-HQ8.

     U.S. Bank has provided corporate trust services since 1924. As of September
30, 2005, U.S. Bank was acting as trustee with respect to approximately 49,500 issuances of securities with an aggregate outstanding principal balance of over
$1.58 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

     On December 30, 2005, U.S. Bank purchased the corporate trust and structured finance trust services businesses of Wachovia Corporation. Following the closing of the acquisition, the Wachovia affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

     As of December 31, 2005, U.S. Bank (and its affiliate U.S. Bank Trust
National Association) was acting as trustee on 81 issuances of commercial mortgage-backed securities with an outstanding aggregate principal balance of approximately $26.4 billion.

     The trustee, is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and "Prime 1" by
Moody's and whose long-term senior unsecured debt, is at all times rated not less than "A+" by S&P and "Aa3" by Moody's, or a rating otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates. See "Description of the Pooling and Servicing Agreements--Duties of the Trustee", "Description of the Pooling
and Servicing Agreements--Regarding the Fees, Indemnities and Powers of the
Trustee" and "Description of the Pooling and Servicing Agreements--Resignation
and Removal of the Trustee" in the prospectus.

Duties of the Trustee

     The trustee will make no representations as to the validity or sufficiency of the Pooling and Servicing Agreement, the certificates or any asset or related document and is not accountable for the use or application by the Depositor or the master servicer or the special servicer of any of the certificates or any of the proceeds of the certificates, or for the use or application by the Depositor or the master servicer or the special servicer of funds paid in consideration of the assignment of the mortgage loans to the trust or deposited into any fund or account maintained with respect to the certificates or any account maintained pursuant to the Pooling and Servicing Agreement or for investment of any such amounts. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Pooling and Servicing Agreement. The trustee is required to notify Certificateholders of any termination of a master servicer or special servicer or appointment of a successor to the master servicer or the special servicer. The trustee will be obligated to make any Advance required to be made, and not made, by the master servicer under the Pooling and Servicing Agreement, provided that the trustee will not be obligated to make any Advance that it deems in its business judgment to be a nonrecoverable advance. The trustee will be entitled, but not obligated, to rely conclusively on any determination by the master servicer or the special servicer, solely in the case of Servicing
Advances, that an Advance if made, would be a nonrecoverable advance. The trustee will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer. See
"Description of the Offered Certificates--Advances" in this prospectus supplement.

     In addition to having express duties under the Pooling and Servicing
Agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the Pooling and Servicing Agreement is governed by New York law, certain New York

                                      S-92

state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the Pooling and Servicing Agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the
"prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The
Pooling and Servicing Agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

Matters Regarding the Trustee

     The trustee and its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons shall have not any liability to the trust or the Certificateholders arising out of or in connection with the Pooling and Servicing Agreement, except for their respective negligence or willful misconduct.

     The trustee and each of its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons is entitled to indemnification from the trust for any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action or performance of obligations or exercise of rights incurred without negligence or willful misconduct on their respective part, arising out of, or in connection with the Pooling and Servicing Agreement, the mortgage loans, the certificates and the acceptance or administration of the trusts or duties created under the Pooling and Servicing Agreement (including, without limitation, any unanticipated loss, liability or expense incurred in connection with any action or inaction of any master servicer, any special servicer or the
Depositor but only to the extent the trustee is unable to recover within a reasonable period of time such amount from such third party pursuant to the
Pooling and Servicing Agreement), including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder and the trustee and each of its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons shall be entitled to indemnification from the trust for any unanticipated loss, liability or expense incurred in connection with the provision by it of the reports required to be provided by it pursuant to the Pooling and Servicing Agreement.

Resignation and Removal of the Trustee

     The trustee may at any time resign from its obligations and duties under the Pooling and Servicing Agreement by giving written notice to the Depositor, the master servicer, if any, the Rating Agencies and all Certificateholders.
Upon receiving the notice of resignation, the Depositor is required promptly to appoint a successor trustee meeting the requirements set forth above. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee (i) shall cease to be eligible to continue as trustee under the Pooling and Servicing Agreement, or (ii) shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii) a tax is imposed or threatened with respect to the trust or any REMIC by any state in which the trustee or the trust held by the trustee is located solely because of the location of the trustee in such state; provided, that, if the trustee agrees to indemnify the trust for such taxes, it shall not be removed pursuant to this clause (iii), or (iv) the continuation of the trustee as such would result in a downgrade, qualification or withdrawal of the rating by the Rating Agencies of any class of certificates with a rating as evidenced in writing by the Rating
Agencies, then Morgan Stanley Capital I Inc. may remove the trustee and appoint a successor trustee meeting the eligibility requirements set forth above. In the case of removal under clauses (i), (ii), (iii) and (iv) above, the trustee shall bear all such costs of transfer. Holders of the certificates entitled to more than 50% of the voting rights may at any time remove the trustee for cause and appoint a successor trustee.

                                      S-93

     Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee meeting the eligibility requirements set forth above. Upon any succession of the trustee, the predecessor trustee will be entitled to the payment of compensation and reimbursement agreed to under the Pooling and
Servicing Agreement for services rendered and expenses incurred. The Pooling and
Servicing Agreement provides that expenses relating to resignation of the trustee or any removal of the trustee for cause will be required to be paid by the trustee, and expenses relating to the removal of the trustee without cause will be paid by the parties effecting such removal.

Trustee Compensation

     As compensation for the performance of its duties as trustee, U.S. Bank will be paid the monthly Trustee Fee. The Trustee Fee is an amount equal to, in any month, the product of the portion of a rate equal to 0.00084% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each mortgage loan for such month, and the
Scheduled Principal Balance of each mortgage loan. A portion of the Trustee Fee is payable to the paying agent. In addition, the trustee will be entitled to recover from the trust fund all reasonable unanticipated expenses and disbursements incurred or made by the trustee in accordance with any of the provisions of the Pooling and Servicing Agreement, but not including routine expenses incurred in the ordinary course of performing its duties as trustee under the Pooling and Servicing Agreement, and not including any expense, disbursement or advance as may arise from its negligence or bad faith.

The Custodian

     U.S. Bank will also act as custodian under the Pooling and Servicing
Agreement. As custodian, U.S. Bank will hold the mortgage loan files exclusively for the use and benefit of the Trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine their validity. The custodian's duties regarding the mortgage loan files will be governed by the Pooling and Servicing Agreement. U.S. Bank, as
custodian will hold the Mortgage Files in one of its custodial vaults, which is located in Tempe, Arizona. The Mortgage Files will be segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The Mortgage Files will be tracked electronically to identify that they are held by the trustee pursuant to the Pooling and Servicing Agreement.
U.S. Bank uses a barcode tracking system to track the location of, and owner or secured party with respect to, each file that it holds as custodian, including the Mortgage Files held as trustee. As of December 31, 2005, U.S. Bank holds approximately 4,092,000 document files for approximately 450 entities and has been acting as a custodian for approximately 20 years. All custody file are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie
Mae/Ginnie Mae guidelines applicable to document custodians. U.S. Bank maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. U.S. Bank uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process. U.S. Bank uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

     Certain information set forth in this prospectus supplement concerning the trustee and the custodian has been provided by them.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

     LaSalle Bank National Association will be the paying agent, certificate registrar and authenticating agent under the Pooling and Servicing Agreement.
LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle
Bank Corporation, is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation.
LaSalle has extensive experience serving as paying agent on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as paying agent on over 590 commercial mortgage-backed security transactions involving assets similar to the mortgage loans. As of February 28, 2006, LaSalle's portfolio of commercial mortgage-backed security transactions for which it currently serves as paying agent

                                      S-94

numbers 408 with an outstanding Certificate Balance of approximately $266.2 billion. The long-term unsecured debt of LaSalle is rated "A+" by S&P, "Aa3" by
Moody's and "AA-" by Fitch Ratings. The Depositor, the mortgage loan sellers and master servicer may maintain other banking relationships in the ordinary course of business with the paying agent. The paying agent's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603,
Attention: Global Securities and Trust Services - Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8 or at such other address as the paying agent may designate from time to time.

     Using information set forth in this prospectus supplement, the paying agent will develop the cashflow model for the trust. Based on the monthly loan information provided by the master servicer, the paying agent will calculate the amount of principal and interest to be paid to each class of certificates on each Distribution Date. In accordance with the cashflow model and based on the monthly loan information provided by the master servicer, the paying agent will perform distribution calculations, remit distributions on the Distribution Date to Certificateholders and prepare a monthly statement to Certificateholders detailing the payments received and the activity on the mortgage loans during the Collection Period. In performing these obligations, the paying agent will be able to conclusively rely on the information provided to it by the master servicer, and the paying agent will not be required to recompute, recalculate or verify the information provided to it by the master servicer. Under the terms of the Pooling and Servicing Agreement, the paying agent is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.
In addition, the paying agent is responsible for the preparation of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly distribution reports on Form 10-D, annual reports on Form 10-K and current reports on Form 8-K that are required to be filed with the Securities and
Exchange Commission on behalf of the Trust.

     LaSalle and MSMC are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

     As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, LaSalle will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and Servicing Agreement.
LaSalle is also a mortgage loan seller and the parent of LaSalle Financial
Services, Inc., an underwriter.

     The trustee, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred without negligence or willful misconduct on their respective parts, and arising out of, or in connection with the performance of each of their duties or the exercise of their rights under the Pooling and Servicing
Agreement and the certificates.

     Certain information set forth in this prospectus supplement concerning the paying agent, certificate registrar and authenticating agent has been provided by them.

MASTER SERVICER

     Wells Fargo Bank will be the master servicer under the Pooling and
Servicing Agreement for all of the mortgage loans. The principal commercial mortgage servicing offices of Wells Fargo Bank are located at 45 Fremont Street,
2nd Floor, San Francisco, California 94105.

     Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch. Moody's does not assign specific ratings to servicers. S&P has assigned to Wells Fargo Bank the ratings of STRONG as a primary servicer and
ABOVE AVERAGE as a master servicer and special servicer. Fitch has assigned to
Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a

                                      S-95

special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

     As of December 31, 2005, the commercial mortgage servicing group of Wells
Fargo Bank was responsible for servicing approximately 9,026 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $72.3 billion, including approximately 7,605 loans securitized in approximately 73 commercial mortgage-backed securitization transactions master serviced by Well Fargo Bank and having an aggregate outstanding principal balance of approximately $65.4 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie Mac.
The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage Bankers Association of
America, as of December 31, 2005, Wells Fargo Bank was the fourth largest commercial mortgage servicer in terms of the aggregate outstanding principal balance of loans being serviced.

     Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a Servicing Transfer Event.

     A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer and also provides borrowers with access to current and historical loan and property information for these transactions.

     Certain of the duties of the master servicer and the provisions of the
Pooling and Servicing Agreement are set forth in this prospectus supplement under "Servicing of the Mortgage Loans." The manner in which collections on the mortgage loans are to be maintained is described under "Description of the
Agreements--Collection and Other Servicing Procedures" and "--Certificate
Account and Other Collection Accounts" in the accompanying prospectus. The advance obligations of the master servicer are described in this prospectus supplement under "Description of the Offered Certificates--Advances." Certain
terms of the Pooling and Servicing Agreement regarding the master servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under "--Events of Default" and in the prospectus under "Description of the Agreements--Matters Regarding a Master Servicer and the Depositor."
Certain limitations on the master servicer's liability under the Pooling and
Servicing Agreement are described under "Description of the Agreements--Matters
Regarding a Master Servicer and the Depositor" in the prospectus and under
"Servicing of the Mortgage Loans--General" in this prospectus supplement.

     Wells Fargo Bank may appoint one or more sub-servicers to perform all or any portion of its duties under the Pooling and Servicing Agreement, as described under "Servicing of the Mortgage Loans--General" in this prospectus supplement and under "Description of the Agreements--Subservicers" in the accompanying prospectus; provided that following the Closing Date the master servicer may not appoint a sub-servicer without the Depositor's prior consent to the extent set forth in the Pooling and Servicing Agreement, which consent may not be unreasonably withheld. Wells Fargo Bank monitors and reviews the performance of sub-servicers appointed by it.

     Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's. Wells
Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and
"AA+" by Fitch.

     Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at www.sec.gov.

     The information set forth in this prospectus supplement concerning the master servicer has been provided by it.

                                      S-96

THE SPECIAL SERVICER

     J.E. Robert Company, Inc. ("JER"), a Virginia corporation, will be appointed as the special servicer of all of the mortgage loans, and as such, will be responsible for servicing the Specially Serviced Mortgage Loans and REO
Properties. JER Investors Trust Inc. is anticipated to be the Operating Adviser with respect to the transaction described in this prospectus supplement. The principal offices of JER are located at 1650 Tysons Boulevard, Suite 1600,
McLean, Virginia, 22102 and its telephone number is (703)714-8000.

     Certain of the duties of the special servicer and the provisions of the
Pooling and Servicing Agreement regarding the special servicer, including without limitation information regarding the rights and obligations of the special servicer with respect to delinquencies, losses, bankruptcies and recoveries and the ability of the special servicer to waive or modify the terms of the mortgage loans are set forth in this prospectus supplement under
"Servicing of the Mortgage Loans--Mortgage Loan Modifications," "--Sale of
Defaulted Mortgage Loans" and "--Foreclosures." Certain terms of the Pooling and
Servicing Agreement regarding the special servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under
"--Termination of Special Servicer." Certain limitations on the special servicer's liability under the Pooling and Servicing Agreement are described in this prospectus supplement under "Servicing of the Mortgage Loan--General". JER will service the Specially Serviced Mortgage Loans in this transaction in accordance with the procedures set forth in the Pooling and Servicing Agreement and in accordance with the mortgage loan documents and applicable laws.

     JER has a special servicer rating of CSS1 from Fitch. JER is also on S&P's
Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked "STRONG" by S&P. As of December 31, 2005, JER was the named special servicer in approximately 19 commercial mortgage-backed securities transactions representing approximately 1800 loans, with an aggregate outstanding principal balance of approximately $21.7 billion. With respect to such transactions as of such date, the special servicer was administering approximately 15 assets with an outstanding principal balance of approximately $125 million. All of these specially serviced assets are serviced in accordance with the applicable procedures set forth in the related pooling and servicing agreement that governs the asset. Since its inception in 1981 and through December 31, 2005, JER has resolved over 1,780 loans, with an aggregate principal balance of over $2.0 billion.

     The special servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property one or more accounts held in trust for the benefit of the Certificateholders (and the holder of the related B Note if in connection with an A/B Mortgage Loan, taking into consideration the subordinate nature of the B Note, and the holder of the related Serviced Companion Mortgage
Loan if in connection with a Loan Pair). This account or accounts shall be an
Eligible Account. The funds in this account or accounts will not be commingled with the funds of the special servicer, or the funds of any of the special servicer's other serviced assets that are not serviced pursuant to the Pooling and Servicing Agreement.

     JER has developed policies, procedures and controls for the performance of its special servicing obligations in compliance with the Pooling and Servicing
Agreement, applicable law and the applicable Servicing Standard.

     The information set forth in this prospectus supplement concerning the special servicer has been provided by it.

                                      S-97

                     DESCRIPTION OF THE OFFERED CERTIFICATES

     Capitalized terms are defined in the "Glossary of Terms" in this prospectus supplement.

GENERAL

     The Series 2006-HQ8 Commercial Mortgage Pass-Through Certificates will be issued on or about March __, 2006 pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicer, the special servicer, the paying agent and the trustee.

     The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

     o    the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and Scheduled Payments of principal and interest due on or before the Cut-off Date;

     o    any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

     o    a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

     o    certain rights of the Depositor under, or assigned to the Depositor pursuant to, each of the Mortgage Loan Purchase Agreements relating to, among other things, mortgage loan document delivery requirements and the representations and warranties of the related mortgage loan seller regarding its mortgage loans.

     The certificates will be issued on the Closing Date and will only be entitled to Scheduled Payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

     The certificates will consist of various classes, to be designated as:

     o    the Class A-1 Certificates, the Class A-1A Certificates, the Class A-2
          Certificates, the Class A-3 Certificates, the Class A-AB Certificates
          and the Class A-4 Certificates;

     o    the Class X Certificates and the Class X-RC Certificates;

     o    the Class A-M Certificates, the Class A-J Certificates, the Class B
          Certificates, the Class C Certificates, the Class D Certificates, the
          Class E Certificates, the Class F Certificates, the Class G
          Certificates, the Class H Certificates, the Class J Certificates, the
          Class K Certificates, the Class L Certificates, the Class M
          Certificates, the Class N Certificates, the Class O Certificates, the
          Class P Certificates, the Class Q Certificates and the Class S
          Certificates;

     o    the Class T Certificates; and

     o    the Class R-I Certificates, the Class R-II Certificates and the Class
          R-III Certificates.

     The Class A Senior, Class A-M and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C, Class D, Class E and Class F Certificates will be issued in denominations of $100,000 initial
Certificate Balance and in any whole dollar denomination in excess of that amount.

                                      S-98

     Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The Depository
Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The
Certificates--Book-Entry Registration and Definitive Certificates." Unless and
until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related
Certificate Owners through DTC's participating organizations.

     All references in this prospectus supplement to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of
DTC and its Participants. See "Description of the Certificates--Book-Entry
Registration and Definitive Certificates" in the prospectus.

     Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of
DTC, in the United States, and may be made through the facilities of Clearstream
Banking or Euroclear, in Europe. Transfers within DTC, Clearstream Banking or
Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Banking or
Euroclear, on the other, will be effected in DTC through Citibank, N.A. or
JPMorgan Chase, the relevant depositaries of Clearstream Banking and Euroclear, respectively.

     Because of time-zone differences, credits of securities received in
Clearstream Banking or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear participant or Clearstream Banking customer on such business day. Cash received in Clearstream Banking or Euroclear as a result of sales of securities by or through a Clearstream Banking customer or a Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Banking or
Euroclear cash account only as of the business day following settlement in DTC.

                                      S-99

CERTIFICATE BALANCES

     Upon initial issuance, the Class A-1, Class A-1A, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E
and Class F Certificates will have the following aggregate Certificate Balances.
In each case, the Certificate Balance on the Closing Date may vary by up to 5%.
Mortgage loans may be removed from or added to the Mortgage Pool prior to the
Closing Date within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial Certificate Balance of each Class of
Offered Certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

              APPROXIMATE INITIAL        APPROXIMATE
             AGGREGATE CERTIFICATE   PERCENT OF INITIAL      RATINGS        APPROXIMATE
CLASS               BALANCE             POOL BALANCE      (MOODY'S/S&P)   CREDIT SUPPORT
-----        ---------------------   ------------------   -------------   --------------

Class A-1         $144,800,000              5.30%            Aaa/AAA          30.000%
Class A-1A        $509,109,000             18.64%            Aaa/AAA          30.000%
Class A-2         $130,400,000              4.77%            Aaa/AAA          30.000%
Class A-3         $ 73,100,000              2.68%            Aaa/AAA          30.000%
Class A-AB        $149,000,000              5.46%            Aaa/AAA          30.000%
Class A-4         $905,453,000             33.15%            Aaa/AAA          30.000%
Class A-M         $273,123,000             10.00%            Aaa/AAA          20.000%
Class A-J         $198,014,000              7.25%            Aaa/AAA          12.750%
Class B           $ 17,070,000              0.62%            Aa1/AA+          12.125%
Class C           $ 40,969,000              1.50%             Aa2/AA          10.625%
Class D           $ 34,140,000              1.25%            Aa3/AA-           9.375%
Class E           $ 13,656,000              0.50%             A1/A+            8.875%
Class F           $ 23,898,000              0.87%              A2/A            8.000%

     The percentages indicated under the columns "Approximate Credit Support"
with respect to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
Class A-4 Certificates represent the approximate credit support for the Class
A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates in
the aggregate.

     The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable Distribution Date, and will be further reduced by any Realized Losses and Expense Losses allocated to the Certificate Balance of such certificate on that Distribution Date. See
"--Distributions" and "--Distributions--Subordination; Allocation of Losses and
Certain Expenses" below.

     The Interest Only Certificates will not have a Certificate Balance. Each such class of certificates will represent the right to receive distributions of interest accrued as described in this prospectus supplement on a Notional
Amount. The Notional Amount of the Class X Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time. The Notional Amount of the Class
X-RC Certificates will be equal to the principal balance of the Ritz-Carlton IO
Component outstanding from time to time.

     Accordingly, the Notional Amount of the Class X Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. Upon initial issuance, the aggregate Notional Amount of the Class X Certificates will be
$2,731,231,518, subject to a permitted variance of plus or minus 5%.

                                     S-100

The Notional Amount of the Class X Certificates is used solely for the purpose of determining the amount of interest to be distributed on such Certificates and does not represent the right to receive any distributions of principal.

     Accordingly, the Notional Amount of the Class X-RC Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Ritz-Carlton IO Component. Upon initial issuance, the aggregate Notional Amount of the Class X-RC Certificates will be $64,000,000. The Notional Amount of the
Class X-RC Certificates is used solely for the purpose of determining the amount of interest to be distributed on such Certificates and does not represent the right to receive any distributions of principal.

     The Class T Certificates and the Residual Certificates will not have
Certificate Balances or Notional Amounts.

PASS-THROUGH RATES

     The Offered Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the
Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average
Net Mortgage Rate less a specified percentage, which percentage may be zero.

     The Pass-Through Rate applicable to the Class X Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X Certificates outstanding immediately prior to the related
Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will equal the Certificate Balance of one of the classes of the
Principal Balance Certificates. The applicable Class X Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for that Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for that class of
Principal Balance Certificates. Under no circumstances will any Class X Strip
Rate be less than zero.

     The Pass-Through Rate for the Class X-RC Certificates for each Distribution
Date will be the Class X-RC Strip Rate.

     The Class G, Class H, Class J and Class K Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage, which percentage may be zero. The Class L, Class M, Class N, Class O, Class P,
Class Q and Class S Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of % per annum and the Weighted Average Net
Mortgage Rate. The Class T Certificates do not have a Pass-Through Rate and are entitled to receive only Excess Interest on ARD Loans held by the trust only following the Anticipated Repayment Date of such ARD Loans.

     The Administrative Cost Rate for each mortgage loan is presented in
Appendix II attached to this prospectus supplement. The Administrative Cost Rate will be payable on the Scheduled Principal Balance of each mortgage loan outstanding from time to time. The Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of that mortgage loan.

DISTRIBUTIONS

General

     Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in April 2006. Except as otherwise described below, all such distributions will be

                                     S-101

made to the persons in whose names the certificates are registered at the close of business on the related Record Date. Every distribution will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder at a bank or other entity having appropriate facilities therefor, if the Certificateholder will have provided the paying agent with wiring instructions on or before the related Record Date, or otherwise by check mailed to the Certificateholder.

     The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of a certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to that certificate, which reimbursement is to occur after the date on which that certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered the certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among those certificates based on their respective Percentage
Interests in such Class.

     Funds in the Distribution Account may be invested in investments permitted under the Pooling and Servicing Agreement selected by, and at the risk of, the paying agent. The investments are required to mature, unless payable by demand, not later than such time on the Distribution Date, which will allow the paying agent to make withdrawals from the Distribution Account to make distributions on or with respect to the certificates.

     Funds in the Certificate Account and Interest Reserve Account may be
invested in investments permitted under the Pooling and Servicing Agreement selected by, and at the risk of, the master servicer. The investments are required to mature, unless payable on demand, not later than the business day immediately preceding the next Master Servicer Remittance Date, and any such investment cannot be sold or disposed of prior to its maturity unless payable on demand.

The Available Distribution Amount

     With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution
Amount for that Distribution Date.

     With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which the related
Distribution Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for the related Due Date. For purposes of this calculation, the Net
Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms."
With respect to the Distribution Date occurring in March of each year, the master servicer will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve
Amount from the preceding January (commencing in 2007), if applicable, and
February (commencing in 2007), and remit the withdrawn amount to the paying agent to be included as part of the Available Distribution Amount for such
Distribution Date. Notwithstanding the foregoing, with respect to the
Ritz-Carlton Pari Passu Loan, the Interest Reserve Amount to be deposited into the Interest Reserve Account shall only relate to the interest thereon that is not payable in respect of the Class X-RC Certificates.

                                     S-102

     Fees and Expenses. The amounts available for distribution on the certificates on any Distribution Date will generally be net of the following amounts:

     TYPE/RECIPIENT                             AMOUNT                          FREQUENCY       SOURCE OF PAYMENT
     --------------        -----------------------------------------------   --------------   ---------------------

Fees

Servicing Fee / Master     The product of the portion of the per annum       Monthly.         Interest payment on
Servicer                   Master Servicing Fee Rate for the master                           the related mortgage
                           servicer applicable to such month, determined                      loan.
                           in the same manner as the applicable mortgage
                           rate is determined for each mortgage loan for
                           such month, and the Scheduled Principal Balance
                           of each mortgage loan, reduced by any
                           Compensating Interest Payment.  The Master
                           Servicing Fee Rate (including any subservicing
                           or primary servicing fees) will range, on a
                           loan-by-loan basis, from 0.02% per annum to
                           0.13% per annum.

Additional Servicing       o    50% of assumption fees on non-Specially      Time to time.    The related fees or
Compensation / Master           Serviced Mortgage Loans that require                          investment income.
Servicer                        special servicer consent and 100% of such
                                fees on non-Specially Serviced Mortgage
                                Loans that do not require special
                                servicer consent;

                           o    all late payment fees and net default
                                interest (other than on Specially
                                Serviced Mortgage Loans) not used to pay
                                interest on Advances and additional trust
                                fund expenses;

                           o    100% of application, loan modification,
                                forbearance and extension fees on
                                non-Specially Serviced Mortgage Loans;

                           o    all net investment income earned on
                                amounts on deposit in the Collection
                                Account and (if not required to be paid
                                to borrower) escrow accounts; and

                           o    any Prepayment Interest Excess not used
                                to offset Prepayment Interest Shortfalls
                                (other than on Specially Serviced
                                Mortgage Loans).

Special Servicing Fee /    The product of the portion of a rate equal to     Monthly.         Collections on the
Special Servicer           0.25% per annum applicable to such month,                          mortgage loans in the
                           determined in the same manner as the applicable                    mortgage pool.
                           mortgage rate is determined for each Specially
                           Serviced Mortgage Loan for such month, and the
                           Scheduled Principal Balance of each Specially
                           Serviced Mortgage Loan.

Workout Fee / Special      1% of each collection of principal and interest   Monthly.         The related
Servicer                   on each Rehabilitated Mortgage Loan.                               collection of
                                                                                              principal and/or
                                                                                              interest.

Liquidation Fee /          1% of the Liquidation Proceeds received in        Upon receipt     The related
Special Servicer           connection with a full or partial liquidation     of Liquidation   Liquidation Proceeds,
                           of a Specially Serviced Mortgage Loan or          Proceeds,        Condemnation Proceeds
                           related REO Property and/or any Condemnation      Condemnation     or Insurance Proceeds
                           Proceeds or Insurance Proceeds received by the    Proceeds and
                           trust (other than Liquidation Proceeds received   Insurance
                           in connection with a repurchase by

                                     S-103

     TYPE/RECIPIENT                             AMOUNT                          FREQUENCY       SOURCE OF PAYMENT
     --------------        -----------------------------------------------   --------------   ---------------------

                           a mortgage loan seller or purchase by a           Proceeds.
                           mezzanine or subordinate lender within the time
                           periods specified in the definition of
                           Liquidation Fee in this prospectus supplement).

Additional Special         o    all late payment fees and net default        Time to time.    The related fee or
Servicing Compensation /        interest (on Specially Serviced Mortgage                      investment income.
Special Servicer                Loans) not used to pay interest on
                                Advances and additional trust fund
                                expenses;

                           o    50% of assumption fees on non-Specially
                                Serviced Mortgage Loans that require
                                special servicer consent and 100% of such
                                fees on Specially Serviced Mortgage Loans;

                           o    100% of application, loan modification,
                                forbearance and extension fees on
                                Specially Serviced Mortgage Loans; and

                           o    all net investment income received on
                                funds in any REO Account.

Trustee Fee / Trustee &    The product of the portion of a rate equal to     Monthly.         Interest on each
Paying Agent               0.00084% per annum applicable to such month,                       mortgage loan.
                           determined in the same manner as the applicable
                           mortgage rate is determined for each mortgage
                           loan for such month, and the Scheduled
                           Principal Balance of each mortgage loan.  A
                           portion of the Trustee Fee is payable to the
                           paying agent.

Expenses

Servicing Advances /       To the extent of funds available, the amount of   Time to time.    Recoveries on the
Master Servicer and        any Servicing Advances.                                            related mortgage
Trustee                                                                                       loan, or to the
                                                                                              extent that the party
                                                                                              making the advance
                                                                                              determines it is
                                                                                              nonrecoverable, from
                                                                                              collections in the
                                                                                              Certificate Account.

Interest on Servicing      At Prime Rate.                                    When Advance     First from late
Advances / Master                                                            is reimbursed.   payment charges and
Servicer and Trustee                                                                          default interest in
                                                                                              excess of the regular
                                                                                              interest rate, and
                                                                                              then from collections
                                                                                              in the Certificate
                                                                                              Account.

P&I Advances / Master      To the extent of funds available, the amount of   Time to time.    Recoveries on the
Servicer and Trustee       any P&I Advances.                                                  related mortgage
                                                                                              loan, or to the
                                                                                              extent that the party
                                                                                              making the advance
                                                                                              determines it is
                                                                                              nonrecoverable, from
                                                                                              collections in the
                                                                                              Certificate Account.

Interest on P&I Advances   At Prime Rate.                                    When Advance     First from late
                                                                                              payment

                                      S-104

     TYPE/RECIPIENT                             AMOUNT                          FREQUENCY       SOURCE OF PAYMENT
     --------------        -----------------------------------------------   --------------   ---------------------

/ Master Servicer and                                                        is reimbursed.   charges and default
Trustee                                                                                       interest in excess of
                                                                                              the regular interest
                                                                                              rate, and then from
                                                                                              all collections in
                                                                                              the Certificate
                                                                                              Account.

Indemnification Expenses   Amounts for which the trustee, the paying         From time to     All collections in
/ Trustee, Paying Agent,   agent, the master servicer and the special        time.            the Certificate
Master Servicer and        servicer are entitled to indemnification.                          Account.
Special Servicer

Trust Fund Expenses not    Based on third party charges.                     From time to     All collections in
Advanced (may include                                                        time.            the Certificate
environmental remediation                                                                     Account.
costs, appraisals,
independent contractor to
operate REO)

Application of the Available Distribution Amount

     On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest, Excess Liquidation Proceeds and the Class X-RC Strip
Amount if any for such date for the following purposes and in the following order of priority:

          (i)     to the holders of the Class A-1, Class A-1A, Class A-2, Class
                  A-3, Class A-AB, Class A-4 and Class X Certificates,
                  concurrently,

o    to the holders of the Class A-1, Class A-2, Class A-3, Class A-AB and Class
     A-4, the Distributable Certificate Interest Amount in respect of each such class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan Group 1), pro rata in proportion to the Distributable Certificate Interest Amount payable in respect of each such class;

o    to the holders of the Class A-1A Certificates, the Distributable
     Certificate Interest Amount in respect of such class for such Distribution
     Date (which shall be payable from amounts in the Available Distribution
     Amount attributable to Loan Group 2);

o    to the holders of the Class X Certificates, the Distributable Certificate
     Interest Amount in respect of that class for such Distribution Date;

     provided, however, that if the portion of Available Distribution Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A Senior or Class X Certificates on such Distribution Date as described above, the
Available Distribution Amount will be allocated among all those classes pro rata in proportion to the respective amounts of interest payable thereon for such
Distribution Date, without regard to loan group;

          (ii)    concurrently:

          (A) to the holders of the Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-4 Certificates,

o    first, to the holders of the Class A-AB Certificates, the Loan Group 1
     Principal Distribution Amount for such Distribution Date and, after the
     Certificate Balance of the Class A-1A Certificates has been reduced to zero, the

                                      S-105

     Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the Class A-AB Certificates has
     been reduced to the Planned Principal Balance for such Distribution Date;
     the portion of the Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-1A Certificates;

o    second, upon payment to the Class A-AB Certificates of the above distribution, to the holders of the Class A-1 Certificates, the Loan Group
     1 Principal Distribution Amount for such Distribution Date and, after the
     Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution
     Date, until the aggregate Certificate Balance of the Class A-1 Certificates has been reduced to zero; the portion of the Loan Group 1 Principal
     Distribution Amount and Loan Group 2 Principal Distribution Amount
     distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates (in respect of the Planned
     Principal Balance) and (solely with respect to the Loan Group 2 Principal
     Distribution Amount) Class A-1A Certificates;

o    third, upon payment in full of the aggregate Certificate Balance of the
     Class A-1 Certificates, to the holders of the Class A-2 Certificates, the
     Loan Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-2 Certificates has been reduced to zero; the portion of the Loan Group 1 Principal Distribution
     Amount and Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the
     Class A-AB Certificates (in respect of the Planned Principal Balance),
     Class A-1 Certificates and (solely with respect to the Loan Group 2
     Principal Distribution Amount) Class A-1A Certificates;

o    fourth, upon payment in full of the aggregate Certificate Balance of the
     Class A-2 Certificates, to the holders of the Class A-3 Certificates, the
     Loan Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-3 Certificates has been reduced to zero; the portion of the Loan Group 1 Principal Distribution
     Amount and Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the
     Class A-AB Certificates (in respect of the Planned Principal Balance),
     Class A-1 Certificates, Class A-2 Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A Certificates;

o    fifth, upon payment in full of the aggregate Certificate Balance of the
     Class A-3 Certificates, to the holders of the Class A-AB Certificates, the
     Loan Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-AB Certificates has been reduced to zero; the portion of the Loan Group 1 Principal Distribution
     Amount and Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the
     Class A-AB Certificates (in respect of the Planned Principal Balance),
     Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and
     (solely with respect to the Loan Group 2 Principal Distribution Amount)
     Class A-1A Certificates;

o    sixth, upon payment in full of the aggregate Certificate Balance of the
     Class A-AB and Class A-3 Certificates, to the holders of the Class A-4
     Certificates, the Loan Group 1 Principal Distribution Amount for such
     Distribution Date and, after the Certificate Balance of the Class A-1A
     Certificates has been reduced to zero, the Loan Group 2 Principal
     Distribution Amount, until the aggregate Certificate Balance of the Class
     A-4 Certificates has been reduced to zero; the portion of the Loan Group 1
     Principal Distribution Amount and Loan Group 2 Principal Distribution
     Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates, Class A-1
     Certificates, Class A-2 Certificates, Class A-3 Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
     Certificates; and

          (B) to the holders of the Class A-1A Certificates, the Loan Group 2
Principal Distribution Amount for such Distribution Date and, after the
Certificate Balance of the Class A-4 Certificates has been reduced

                                      S-106

to zero, the Loan Group 1 Principal Distribution Amount for such Distribution
Date, until the aggregate Certificate Balance of the Class A-1A Certificates has
been reduced to zero, the portion of the Loan Group 1 Principal Distribution
Amount will be reduced by any portion thereof distributed to the holders of the
Class A-AB, Class A-1, Class A-2, Class A-3 and Class A-4 Certificates;

          (iii)   to the holders of the Class A Senior Certificates and the
                  Class X Certificates, pro rata in proportion to their
                  respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or Expense
                  Losses previously allocated to such certificates and for which reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as Realized Losses or
                  Expense Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional Amount), plus interest on such Realized Losses or
                  Expense Losses, at one-twelfth the applicable Pass-Through
                  Rate;

          (iv)    to the holders of the Class A-M Certificates, the
                  Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

          (v)     upon payment in full of the aggregate Certificate Balance of the Class A-4 and Class A-1A Certificates, to the holders of the Class A-M Certificates, the Principal Distribution Amount
                  for such Distribution Date until the aggregate Certificate
                  Balance of the Class A-M Certificates has been reduced to
                  zero; the portion of the Principal Distribution Amount
                  distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Senior Certificates;

          (vi)    to the holders of the Class A-M Certificates, to reimburse them for any Realized Losses or Expense Losses previously
                  allocated to such class of certificates and for which
                  reimbursement has not previously been fully paid, plus
                  interest on such Realized Losses or Expense Losses, at
                  one-twelfth the applicable Pass-Through Rate;

          (vii)   to the holders of the Class A-J Certificates, the
                  Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

          (viii)  upon payment in full of the aggregate Certificate Balance of the Class A-M Certificates, to the holders of the Class A-J
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class A-J Certificates has been reduced to zero; the
                  portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior and Class A-M Certificates;

          (ix)    to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously
                  allocated to such class of certificates and for which
                  reimbursement has not previously been fully paid, plus
                  interest on such Realized Losses or Expense Losses, at
                  one-twelfth the applicable Pass-Through Rate;

          (x)     to the holders of the Class B Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xi)    upon payment in full of the aggregate Certificate Balance of the Class A-J Certificates, to the holders of the Class B
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class B Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-M and Class A-J Certificates;

                                      S-107

          (xii)   to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (xiii)  to the holders of the Class C Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xiv)   upon payment in full of the aggregate Certificate Balance of the Class B Certificates, to the holders of the Class C
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class C Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-M, Class A-J and Class B
                  Certificates;

          (xv)    to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (xvi)   to the holders of the Class D Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xvii)  upon payment in full of the aggregate Certificate Balance of the Class C Certificates, to the holders of the Class D
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class D Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-M, the Class A-J, Class B and
                  Class C Certificates;

          (xviii) to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (xix)   to the holders of the Class E Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xx)    upon payment in full of the aggregate Certificate Balance of the Class D Certificates, to the holders of the Class E
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class E Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-M, the Class A-J, Class B, Class C
                  and Class D Certificates;

          (xxi)   to the holders of the Class E Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate; and

          (xxii)  to the holders of the Class F Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

                                      S-108

          (xxiii) upon payment in full of the aggregate Certificate Balance of the Class E Certificates, to the holders of the Class F
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class F Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-M, the Class A-J, Class B, Class
                  C, Class D and Class E Certificates;

          (xxiv)  to the holders of the Class F Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate; and

          (xxv)   to make payments to the holders of the private certificates
                  (other than the Class X Certificates and the Class X-RC
                  Certificates) as contemplated below.

     Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

o    first, to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
     Class A-4 Certificates, in proportion to their respective Certificate
     Balances, in reduction of their respective Certificate Balances, until the aggregate Certificate Balance of each such Class is reduced to zero; and

o    second, to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
     Class A-4 Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense
     Losses previously allocated to such Classes, plus interest on such Realized
     Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate.

     On each Distribution Date, the Class X-RC Strip Amount will be paid to holders of the Class X-RC Certificates for so long as the notional amount of the
Class X-RC Certificates is greater than zero.

     On each Distribution Date, following the above-described distributions on the offered certificates and the Class X and Class X-RC Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution
Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X and Class X-RC
Certificates and the Residual Certificates, in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3)
below, in that order, to the holders of the Class G Certificates, then payments under clauses (1), (2), and (3) below, in that order, to the holders of the
Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q
and Class S Certificates:

     (1)  to pay interest to the holders of the particular class of certificates, up to an amount equal to the Distributable Certificate
          Interest Amount in respect of such class of certificates for such
          Distribution Date;

     (2)  if the aggregate Certificate Balance of each other class of
          Subordinate Certificates, if any, with an earlier alphabetical Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates) has been reduced to zero, to pay principal to the holders of the particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate Certificate Balance of such class of certificates and (b)
          the remaining Principal Distribution Amount for such Distribution
          Date; and

                                      S-109

     (3)  to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense Losses, if any, previously allocated to such class of certificates and for which no reimbursement has previously been paid, plus (b) all Unpaid
          Interest on such amounts, at one-twelfth the Pass-Through Rate of such
          Classes.

     Any portion of the Available Distribution Amount for any Distribution Date
that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I Certificates, and any amount of Excess Interest on deposit in the Excess Interest Sub-account for the related Collection Period will be paid to holders of the Class T
Certificates.

     Excess Liquidation Proceeds will be deposited into the Reserve Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates -- in order of alphabetical Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates) -- for any, and to the extent of, Unpaid Interest; second, Realized Losses and Expense
Losses, including interest on Advances, previously allocated to them; and third, upon the reduction of the aggregate Certificate Balance of the Principal Balance
Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional Special Servicer Compensation.

Class A-AB Planned Principal Balance

     On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal from the portion of such amounts attributable to Loan Group 1 and, after the principal balance of the Class A-1A
Certificates has been reduced to zero, the portions of such amounts attributable to Loan Group 2, to reduce its Certificate Balance to the Planned Principal
Balance for such Distribution Date as described in "--Distributions--Application of the Available Distribution Amount" above. The "Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. These balances were calculated using, among other things, the Structuring Assumptions. Based on these assumptions, the Certificate Balance of the Class A-AB Certificates on
each Distribution Date would be reduced to the balance indicated for the related
Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the Structuring Assumptions.
Therefore, there can be no assurance that the Certificate Balance of the Class
A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule A. In general, once the
Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any Distribution Date of the
Principal Distribution Amount attributable to Loan Group 1 will be distributed to the Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero. In general, once the Certificate Balances of the Class A-1A, Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any Distribution Date of the Principal
Distribution Amount attributable to Loan Group 2 will be distributed to the
Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero.

Distributions of Prepayment Premiums and Yield Maintenance Charges

     On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges
collected in respect of each mortgage loan included in Loan Group 1 during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J and Class K Certificates then entitled to distributions of principal on that Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates, except the class A-1A certificates, on that Distribution Date, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield
Maintenance Charge collected in respect of such principal prepayment during the related Collection Period. Any Prepayment Premiums or Yield Maintenance Charges
relating to a mortgage loan in the trust and collected during the related
Collection Period remaining after those distributions described in this paragraph will be distributed to the holders of the Class X Certificates.

                                      S-110

     On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges
collected in respect of each mortgage loan included in Loan Group 2 during the related Collection Period will be distributed by the paying agent as follows: to the holders of the Class A-1A Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1A
Certificates, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield
Maintenance Charge collected in respect of such principal prepayment during the related Collection Period. Any Prepayment Premiums or Yield Maintenance Charges
relating to a mortgage loan in the trust and collected during the related
Collection Period remaining after those distributions described in this paragraph will be distributed to the holders of the Class X Certificates.

     Notwithstanding the foregoing, Yield Maintenance Charges collected during any Collection Period with respect to the Ritz-Carlton Pari Passu Loan will be distributed as follows: (a) 15% to the holders of the Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J, Class K and Class X
Certificates, allocable among such Classes as set forth in the paragraphs above, and (b) 85% to the holders of the Class X-RC Certificates.

     No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class L, Class M, Class N, Class O, Class P, Class Q, Class S or
Class T Certificates or the Residual Certificates. Any Prepayment Premiums or
Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related Principal Prepayments.

Treatment of REO Properties

     Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of Master Servicing
Fees, Excess Servicing Fees, Trustee Fees and Special Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until the REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from the REO Property, exclusive of related operating costs, will be "applied" by the master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal Reductions"
below, the master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution Amount are
intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

Appraisal Reductions

     Not later than the earliest Appraisal Event with respect to any mortgage loan or A/B Mortgage Loan serviced under the Pooling and Servicing Agreement, the special servicer is required to obtain an MAI appraisal, if the Scheduled
Principal Balance of the mortgage loan or A/B Mortgage Loan is greater than
$2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan or A/B Mortgage Loan is equal to or less than $2,000,000, either obtain an
MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the Special Servicer, in accordance with the Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

     As a result of an appraisal or internal valuation, an Appraisal Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan or A/B Mortgage Loan is brought current under the then current terms of the mortgage loan or A/B Mortgage Loan for at least three consecutive months. No

                                      S-111

Appraisal Reduction will exist as to any mortgage loan or A/B Mortgage Loan after it has been paid in full, liquidated, repurchased or otherwise disposed
of. An appraisal for any mortgage loan or A/B Mortgage Loan that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal Reduction. In addition, the Operating Adviser may at any time request the special servicer to obtain, at the Operating
Adviser's expense, an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction (including, without limitation, any request of
a B Note holder, at its expense as and to the extent provided for in the related intercreditor agreement, with respect to the related A/B Mortgage Loan (or
Operating Adviser on their behalf) if there shall have been a determination that such holder will no longer be the directing holder).

     The existence of an Appraisal Reduction will proportionately reduce the master servicer's or the trustee's, as the case may be, obligation to make the interest portion of P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. See
"--Advances--P&I Advances" below.

Subordination; Allocation of Losses and Certain Expenses

     As and to the extent described in this prospectus supplement, the rights of holders of the Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described in this prospectus supplement, to the rights of holders of the Senior
Certificates, and to the rights of the holders of each other class of
Subordinate Certificates with an earlier alphabetical Class designation
(provided that the Class A-M Certificates will be senior in right to the Class
A-J Certificates). This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution
Date, and the ultimate receipt by the holders of each class of Class A Senior
Certificates of principal in an amount equal to the entire Certificate Balance of the Class A Senior Certificates.

     Similarly, but to decreasing degrees and in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the Class S Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate
Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution
Date in accordance with the order of priority described above under
"--Application of the Available Distribution Amount" and by the allocation of
Realized Losses and Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

     Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the Percentage Interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the
Percentage Interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

     Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case until such Class is paid in full, of the entire Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Subordinate
Certificates with later alphabetical Class designations (provided that the Class
A-M Certificates will be senior in right to the Class A-J Certificates).

                                      S-112

     Realized Losses of principal and interest on the mortgage loans and Expense
Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the
Class S, Class Q, Class P, Class O, Class N, Class M, Class L, Class K, Class J,
Class H, Class G, Class F, Class E, Class D, Class C, Class B, Class A-J and
Class A-M Certificates, in that order, and then to the Class A-1, Class A-1A,
Class A-2, Class A-3, Class A-AB and Class A-4 Certificates, pro rata, and, solely with respect to losses of interest (other than as a reduction of the
Notional Amount), to the Class X and Class X-RC Certificates, pro rata with the
Class A Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon.

     Any reimbursements of Advances determined to be nonrecoverable (and interest on such Advances) that are made in any Collection Period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" in this prospectus supplement) would otherwise be included in the total amount of principal distributable to Certificateholders for the related Distribution Date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the Mortgage
Pool (net of advances of principal) and the total principal balance of the certificates. The related reimbursements and payments made during any Collection
Period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance
Certificates (without accompanying principal distributions) on the Distribution
Date for that Collection Period.

     Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class, which will be distributable in subsequent periods to the extent of funds available therefor.

     Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced Pari
Passu Mortgage Loan and the one or more related Serviced Companion Mortgage
Loans.

     Realized Losses with respect to any A/B Mortgage Loan are to be allocated, and expenses are to be paid, first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the A
Note.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

     If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment Interest
Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicer will be reduced by the amount of any Compensating
Interest. See "Servicing of the Mortgage Loans--The Master Servicer--Master
Servicer Compensation" in this prospectus supplement.

     Any Net Aggregate Prepayment Interest Shortfall for a Distribution Date
will be allocated to each Class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class on such
Distribution Date, in each case reducing interest otherwise payable thereon. The
Distributable Certificate Interest Amount in respect of any Class of certificates will be reduced to the extent any Net Aggregate Prepayment Interest
Shortfalls are allocated to such Class of certificates. See "Servicing of the
Mortgage Loans--The Master Servicer--Master Servicer Compensation" in this prospectus supplement.

     On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicer as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially Serviced
Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

                                      S-113

     In the case of any mortgage loan that provides for a Due Date (including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the master servicer will be required to remit to the paying agent (for inclusion in the Available Distribution Amount for the distributions occurring in such month) any Principal Prepayments and Balloon
Payments that are received by the master servicer (from the borrower) after the
Determination Date but on or before the third business day prior to the related
Distribution Date.

OPTIONAL TERMINATION

     The holders of a majority of the Controlling Class, the special servicer, the master servicer and the holder of the majority interest in the Class R-I
Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any
Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to 1% of the balance as of the Cut-off Date of the mortgage loans.

     The Purchase Price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and Unpaid
Interest at the mortgage rate--or the mortgage rate less the Master Servicing
Fee Rate if the master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the
Advance Rate, and the fair market value of any other property remaining in the trust. Provided that the aggregate principal balances of the Class A-1, Class
A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K
Certificates have been reduced to zero, the trust could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X, Class X-RC and the Class T Certificates, but excluding the Residual
Certificates, for mortgage loans remaining in the trust, but all of the holders of outstanding certificates of such classes would have the option to voluntarily participate in such exchange. Any optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under
Section 860F of the Code.

     Upon any such termination, the Purchase Price for the mortgage loans and the other property in the trust will be applied to pay accrued and Unpaid
Interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

     ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

     On the business day prior to each Distribution Date, the master servicer will be obligated to make a P&I Advance in respect of each mortgage loan, subject to the following paragraph, but only to the extent that the master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by the master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o    the amount of interest required to be advanced by the master servicer without giving effect to this sentence; and

                                      S-114

o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Serviced Pari Passu Mortgage Loan, the portion of the
     Appraisal Reduction that is allocable to such Serviced Pari Passu Mortgage
     Loan, as applicable) and the denominator of which is the Scheduled
     Principal Balance of the mortgage loan as of such Determination Date.

     In addition, the master servicer will not in any event be required to (i)
advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on any B Note or any Serviced
Companion Mortgage Loan.

     With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee and any other servicing fees payable from such Assumed
Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

     The master servicer will be entitled to interest on P&I Advances, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement.

     P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the Certificate
Account and Distribution Account as described under "--Reimbursement of
Advances" below. P&I Advances made in respect of mortgage loans that have a grace period that expires on or after the Master Servicer Remittance Date will not begin to accrue interest until the day succeeding the expiration date of any applicable grace period. In no event will the master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such Advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

     Subject to certain exceptions, the right of the master servicer to reimbursement or payment out of recoveries will be prior to the right of the
Certificateholders to receive any amounts recovered with respect to any mortgage loan. If the master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, each subject to the same limitations, and with the same rights, including the right to receive interest on such P&I
Advance, as described above for the master servicer.

Servicing Advances

     Servicing Advances, in all cases, will be reimbursable as described below.
The master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or
Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

     With respect to the mortgaged properties securing the mortgage loans, the master servicer will be obligated to make, and the special servicer may make,
Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

o    insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

                                      S-115

o    items such as real estate taxes and assessments in respect of such REO
     Property that may result in the imposition of a lien;

o    any ground rents in respect of such REO Property; and

o    other costs and expenses necessary to maintain, manage or operate such REO
     Property.

     Notwithstanding the foregoing, the master servicer will be obligated to make such Servicing Advances only to the extent that the master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation
Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

     The master servicer and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced
Companion Mortgage Loan, any B Note or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan
(and, if applicable, the related B Note) or REO Property. However, if the master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the
Advance Rate, will not be ultimately recoverable from such related recoveries, such Advances will generally be reimbursable from amounts on deposit in the
Certificate Account or Distribution Account as described under "--Reimbursement of Advances" below. If the master servicer fails to make a required Servicing
Advance, the trustee is required to make such Servicing Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

Reimbursement of Advances

     Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the Collection Period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable Advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the Mortgage Pool during the Collection Period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that Collection Period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable Advances, then the party entitled to such reimbursement has agreed to notify the Rating Agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the
Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the Advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those Advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such Advance
(together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans (net of any principal used to reimburse any nonrecoverable Advance (together with interest thereon)). To the extent that the reimbursement is made from principal, the Principal Distribution Amount otherwise payable on the certificates on the related Distribution Date will be reduced and, in the case of reimbursement of nonrecoverable Advances (or interest thereon), a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under
"--Distributions--Subordination; Allocation of Losses and Certain Expenses") to
reduce the total principal balance of the certificates on that Distribution
Date. Any provision in the Pooling and Servicing Agreement for any Servicing
Advance or P&I Advance by the master servicer, the special servicer or the trustee is intended solely to provide liquidity for the benefit of the
Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

                                      S-116

Nonrecoverable Advances

     The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the master servicer or special servicer, as applicable, exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer or the master servicer (as applicable), the Operating Adviser, the Rating Agencies, the paying agent and us
(and the holders of the B Note or the Serviced Companion Mortgage Loan if the
Servicing Advance relates to an A/B Mortgage Loan or a Loan Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. The master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, and the trustee. The trustee will be entitled to rely conclusively on any determination by the master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

     In addition, the master servicer or special servicer, in considering whether a P&I Advance or Servicing Advance is a nonrecoverable Advance, will be entitled to give due regard to the existence of any outstanding nonrecoverable
Advances with respect to other mortgage loans where reimbursement is, at the time of such consideration, being deferred or delayed by a master servicer, special servicer or the trustee because there is insufficient principal available for such reimbursement, in light of the fact that proceeds on the related mortgage loan are not only a source of reimbursement for the P&I Advance or Servicing Advance under consideration, but also a potential source of reimbursement for such deferred or delayed nonrecoverable Advance. In addition, the master servicer or special servicer may update or change its recoverability determinations at any time.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

     Based on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each
Certificateholder on each Distribution Date:

     (a)  A statement (in the form of Appendix V) setting forth, to the extent applicable:

          (i)     the date of such Distribution Date, and of the Record Date,
                  Interest Accrual Period, and Determination Date for such
                  Distribution Date;

          (ii)    the Available Distribution Amount for the Distribution Date,
                  and any other cash flows received on the mortgage loans and applied to pay fees and expenses (including the components of the Available Distribution Amount or such other cash flows);

          (iii)   the aggregate amount of servicing fees, Special Servicing
                  Fees, other special servicing compensation and Trustee Fees paid to the master servicer, the special servicer, the holders of the rights to Excess Servicing Fees, the trustee and the paying agent with respect to the Mortgage Pool;

          (iv)    the amount of other fees and expenses accrued and paid from the Trust Fund, including without limitation Advance
                  reimbursement and interest on Advances, and specifying the purpose of such fees or expenses and the party receiving
                  payment of those amounts, if applicable;

          (v)     the amount, if any, of such distributions to the holders of each Class of Principal Balance Certificates applied to reduce the aggregate Certificate Balance of that Class;

          (vi)    the amount of such distribution to holders of each Class of certificates allocable to (A) interest and (B) Prepayment
                  Premiums or Yield Maintenance Charges;

                                      S-117

          (vii)   the amount of any shortfall in principal distributions and any shortfall in interest distributions to each applicable Class of certificates;

          (viii)  the amount of excess cash flow, if any distributed to the holder of the Residual Certificates;

          (ix)    the aggregate Certificate Balance or Notional Amount of each
                  Class of certificates before and after giving effect to the distribution made on such Distribution Date;

          (x)     the Pass-Through Rate applicable to each Class of certificates for such Distribution Date;

          (xi)    the weighted average mortgage rate (and interest rates by
                  distributional groups or ranges) of the mortgage loans as of the related Determination Date;

          (xii)   the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the
                  mortgage loans and weighted average remaining term at the
                  close of business on the related Determination Date, with
                  respect to the Mortgage Pool and with respect to each Loan
                  Group;

          (xiii)  the number and aggregate Scheduled Principal Balance of mortgage loans, with respect to the Mortgage Pool:

                  (A)  delinquent 30 to 59 days,

                  (B)  delinquent 60 to 89 days,

                  (C)  delinquent 90 days or more,

                  (D)  as to which foreclosure proceedings have been commenced,
                       or

                  (E)  as to which bankruptcy proceedings have been commenced;

          (xiv)   the aggregate amount and general purpose of Servicing Advances and P&I Advances outstanding, separately stated, that have been made by the master servicer, the special servicer and the trustee with respect to the Mortgage Pool;

          (xv)    the number and related principal balances of any mortgage
                  loans modified, extended or waived on a loan-by-loan basis since the previous Determination Date (including a description of any modifications, extensions or waivers to mortgage loan terms, fees, penalties or payments during the distribution period);

          (xvi)   with respect to any REO Property included in the trust, the principal balance of the related mortgage loan as of the date of acquisition of the REO Property and the Scheduled Principal
                  Balance of the mortgage loan;

          (xvii)  as of the related Determination Date:

                  (A) as to any REO Property sold during the related Collection
                  Period, the date of the related determination by the special servicer that it has recovered all payments which it expects to be finally recoverable and the amount of the proceeds of such sale deposited into the applicable Certificate Account,
                  and

                  (B) the aggregate amount of other revenues collected by each special servicer with respect to each REO Property during the related Collection Period and credited to the

                                      S-118

                  applicable Certificate Account, in each case identifying such
                  REO Property by the loan number of the related mortgage loan;

          (xviii) the aggregate amount of Principal Prepayments made during the related Collection Period, with respect to the Mortgage Pool and with respect to each Loan Group;

          (xix)   the amount of Unpaid Interest, Realized Losses or Expense
                  Losses, if any, incurred with respect to the mortgage loans, including a break out by type of such Realized Losses or
                  Expense Losses, with respect to the Mortgage Pool and with respect to each Loan Group;

          (xx)    Material Breaches of mortgage loan representations and
                  warranties of which the trustee, the master servicer or the special servicer has received written notice;

          (xxi)   the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the
                  total Appraisal Reductions in effect as of such Distribution
                  Date, with respect to the Mortgage Pool and with respect to each Loan Group; and

     (b)  A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in Appendix I.

     The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

     In the case of information furnished pursuant to subclauses (a)(v), (a)(vi)
and (a)(ix) above, the amounts shall be expressed as a dollar amount per $1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

     The paying agent will make the foregoing reports and certain other information available each month to the general public via the paying agent's website, which shall initially be located at www.etrustee.net. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market Publishers, the Rating Agencies, the parties to the Pooling and Servicing Agreement, the Underwriters, Certificateholders and
any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the Pooling and Servicing Agreement (which form may be submitted electronically via the paying agent's website). In addition, the paying agent will make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed with respect to the trust through the EDGAR system. For assistance with the paying agent's website, investors may call (312)904-0708. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

     In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

     On an annual basis, the master servicer is required to deliver or make available electronically the Annual Report to the trustee and the paying agent, and the paying agent will make such report available as described above to the
Underwriters, the Certificateholders, the Depositor and its designees, the parties to the Pooling and Servicing Agreement, the Rating Agencies and any
prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification satisfactory to the paying agent.

     The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any Certificateholder, any
Certificate Owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the

                                      S-119

Depositor, the holder of any B Note and the holder of any Serviced Companion
Mortgage Loan, originals or copies of, among other things, the following items:
(i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicer or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either
Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

     The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust offices or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items, except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o    the Pooling and Servicing Agreement and any amendments to it;

o    all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o    all officer's certificates delivered to the paying agent since the Closing
     Date;

o    all accountants' reports delivered to the paying agent since the Closing
     Date;

o    the mortgage loan files;

o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer and/or the special servicer; and

o    any and all officer's certificates and other evidence delivered to the paying agent to support the master servicer's determination that any
     Advance was not or, if made, would not be, recoverable.

     Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable).
Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient and in accordance with applicable law.

     The trust will file distribution reports on Form 10-D, annual reports on
Form 10-K and (if applicable) current reports on Form 8-K with the Securities and Exchange Commission (the "Commission") regarding the certificates, to the extent, and for such time, as it shall be required to do so under the Securities
Exchange Act of 1934, as amended. Such reports will be filed under the name
"Morgan Stanley Capital I Trust 2006-HQ8." Members of the public may read and copy any materials filed with the Commission at the Commission's Public
Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Additional
information regarding the Public Reference Room can be obtained by calling the
Commission at 1-800-SEC-0330. The Commission also maintains a site on the World
Wide Web at "http://www.sec.gov" at which you can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval
("EDGAR") system. The Depositor has filed the prospectus and the related registration statement, including all exhibits thereto, through the EDGAR system, so the materials should be available by

                                      S-120

logging onto the Commission's Web site. The Commission maintains computer terminals providing access to the EDGAR system at each of the offices referred to above.

Book-Entry Certificates

     Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     The master servicer, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

EXAMPLE OF DISTRIBUTIONS

The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in March 2006:

The close of business on
March 1 (except as described in   (A) Cut-off Date.
this prospectus supplement)

March 31                          (B) Record Date for all Classes of
                                      Certificates.

March 2 - April 10                (C) The Collection Period. The master servicer
                                      receives Scheduled Payments due after the
                                      Cut-off Date and any Principal Prepayments
                                      made after the Cut-off Date and on or
                                      prior to April 10.

April 10                          (D) Determination Date.

April 13                          (E) Master Servicer Remittance Date.

April 14                          (F) Distribution Date.

     Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

     (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

     (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

     (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to April 10, 2006 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of

                                      S-121

certain mortgage loans identified in a schedule to the Pooling and Servicing
Agreement as to which the Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection
Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed
Scheduled Payment) will, to the extent provided in the Pooling and Servicing
Agreement, be deemed to be included in that Collection Period.

     (D) As of the close of business on the Determination Date, the master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

     (E) The master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicer, and any P&I Advances required to be made by the master servicer, that together constitute the Available Distribution Amount for such
Distribution Date.

     (F) The paying agent will make distributions to Certificateholders on the
4th business day after the related Determination Date of each month.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

     The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions. The actual final Distribution Date for any
Class may be earlier or later (and could be substantially later) than the expected final Distribution Date.

     The Rated Final Distribution Date of each class of certificates is the
Distribution Date in March 2044.

     The ratings assigned by the Rating Agencies to each Class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

     The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o    to cure any ambiguity;

o    to cause the provisions in the Pooling and Servicing Agreement to conform to, or be consistent with, or in furtherance of, the statements made with respect to the certificates, the trust or the Pooling and Servicing
     Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o    to modify, add to or eliminate the provisions in the Pooling and Servicing
     Agreement relating to transfers of Residual Certificates;

                                      S-122

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o    to modify the provisions relating to the timing of reimbursements of
     Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions if (i) the Depositor and the master servicer determine that that industry standard has changed, (ii) such modification will not result in an adverse
     REMIC event, as evidenced by an opinion of counsel, (iii) each Rating
     Agency has provided confirmation that such modification will not result in a downgrade, withdrawal or qualification in any rating then assigned to any
     Class of Certificates, and (iv) the Operating Adviser consents to such modification; or

o    any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents).

     No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any
Certificateholder not consenting to such amendment without the consent of 100%
of the Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust portion of the trust). In addition, no amendment to the Pooling and Servicing Agreement that is materially adverse to the interests of the holder of a B Note may be effected unless the holder of the that B Note provides written consent to such amendment. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

     The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement (without the consent of the Certificateholders) and with the written confirmation of the
Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel, addressed to the parties to the
Pooling and Servicing Agreement that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate Certificate Balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

o    adversely affect in any material respect the interests of the Holders of the Certificates in a manner other than as described in the immediately preceding bullet, without the consent of the Holders of all Certificates affected thereby;

o    change the activities of the Trust, without the consent of the Holders of all Certificates affected thereby;

o    reduce the aforesaid percentages of aggregate certificate percentage or
     Certificate Balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

o    eliminate the master servicer's or the trustee's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury
     Regulations and rulings promulgated under the Code;

                                      S-123

o    adversely affect the status of the grantor trust created out of the related portion of the trust, for federal income tax purposes, without the consent of 100% of the Class T Certificateholders; or

o    adversely affect the status of any REMIC created under the Pooling and
     Servicing Agreement for federal income tax purposes without the consent of
     100% of the Certificateholders (including the Class R-I, Class R-II and
     Class R-III Certificateholders but excluding the Class T
     Certificateholders). The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

EVIDENCE AS TO COMPLIANCE

     Each of the master servicer, the special servicer and the paying agent will be required under the Pooling and Servicing Agreement, and we expect that each
Additional Servicer and each sub-servicer will be required under the applicable primary servicing or sub-servicing agreement, to deliver annually, to the trustee, the paying agent and the Depositor on or before the date specified in the Pooling and Servicing Agreement or the applicable primary servicing or sub-servicing agreement, an officer's certificate stating that (i) a review of that party's servicing activities during the preceding calendar year or portion of that year and of performance under the Pooling and Servicing Agreement or the applicable primary servicing or sub-servicing agreement in the case of an
Additional Servicer or other sub-servicer, has been made under the officer's supervision, and (ii) to the best of the officer's knowledge, based on the review, such party has fulfilled all its obligations under the Pooling and
Servicing Agreement or the applicable primary servicing or sub-servicing agreement in the case of an Additional Servicer or other sub-servicer, in all material respects throughout the year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying the failure known to the officer and the nature and status of the failure.

     In addition, the master servicer, the special servicer, the paying agent and the trustee, each at its own expense, will be required under the Pooling and
Servicing Agreement, and we expect that each Servicing Function Participant will be required under the applicable primary servicing or sub-servicing agreement, to deliver annually, to the trustee, the paying agent, the Rating Agencies and the Depositor, a report (an "Assessment of Compliance") assessing compliance by that party with the servicing criteria set forth in Item 1122(d) of Regulation
AB that contains the following:

     o    a statement of the party's responsibility for assessing compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it;

     o    a statement that the party used the criteria in Item 1122(d) of
          Regulation AB to assess compliance with the applicable servicing criteria;

     o    the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior fiscal year, setting forth any material instance of noncompliance identified by the party, a discussion of each such failure and the nature and status thereof;
          and

     o    a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior fiscal year.

     Each party that is required to deliver an Assessment of Compliance will also be required to simultaneously deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting
Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

                                      S-124

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o    the Pass-Through Rate for such certificate;

o    the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with
     Material Breaches of representations and warranties and Material Document
     Defects or the exercise of a purchase Option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the
     Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon;

o    the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate
     Account of nonrecoverable Advances or Advances remaining unreimbursed on a modified mortgage loan on the date of such modification; and

o    the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the
     Distributable Certificate Interest Amount payable on such certificate.

     In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable Pass-Through
Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 4th business day after the related Determination Date of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

     The Pass-Through Rates on one or more classes of certificates may be based on, limited by, or equal to, a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans as described in this prospectus supplement. In addition, the Pass-Through Rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may (and in the case of a class with a
Pass-Through Rate equal to or based on the Weighted Average Net Mortgage Rate, will) be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized
Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on the yields and Pass-Through Rates for those certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

     The yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or Notional
Amount of such class of certificates. As described in this prospectus supplement, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Senior Certificates until their
Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect

                                      S-125

of each other class of Principal Balance Certificates, in descending alphabetical order of Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates), in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate
Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by the master servicer or the special servicer, the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate Account of nonrecoverable
Advances or Advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such Advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a mortgage loan seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

     A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the Mortgage Pool. In particular, the mortgage loans in Loan Group 1 are secured primarily by mortgaged properties other than multifamily properties and the mortgage loans in
Loan Group 2 are secured primarily by multifamily properties. Because principal distributions on the Class A-1A Certificates are generally received from collections on the Mortgage Loans in Loan Group 2, an adverse event with respect to multifamily mortgaged properties would have a substantially greater impact on the Class A-1A Certificates than if such Class received principal distributions from other property types as well. However, on and after any Distribution Date on which the Certificate Balances of the Class A-M through Class S certificates have been reduced to zero, the Class A-1A certificates will receive principal distributions from the collections on the Mortgage Pool, pro rata, with the
Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates.
Furthermore, because the amount of principal that will be distributed to the
Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the yield on the Class A-1, Class A-2,
Class A-3, Class A-AB and Class A-4 Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the yield on the Class A-1A
Certificates will be particularly sensitive to prepayments on mortgage loans in
Loan Group 2.

     Although the borrower under an ARD Loan may have incentives to prepay the
ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will choose to or will be able to prepay an ARD Loan on its Anticipated
Repayment Date. The failure of the borrower to prepay an ARD Loan on its
Anticipated Repayment Date will not be an Event of Default under the terms of that mortgage loan. However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD Loan documents.

     Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described in this prospectus supplement under "Description of the Offered
Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the
Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage Loans--Mortgage Loan
Modifications" in this prospectus supplement.

     The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or Notional Amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the

                                      S-126

mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

     In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. With respect to the Class A Senior, Class A-M, Class A-J,
Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K,
Class X and Class X-RC Certificates, the allocation of a portion of collected
Prepayment Premiums or Yield Maintenance Charges to the certificates as described in this prospectus supplement is intended to mitigate those risks;
however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain
Characteristics of the Mortgage Loans."

     Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

     If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class S
Certificates, and then to the other respective Classes of Principal Balance
Certificates, in ascending alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J
Certificates) -- from the Class Q Certificates to the Class B Certificates, then the Class A-J Certificates, then the Class A-M Certificates, then pro rata among the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates. As to each of such classes, Realized Losses and Expense Losses will reduce (i) first, the Certificate Balance of each such class until each such Certificate Balance is reduced to zero (in the case of the Principal
Balance Certificates); (ii) second, Unpaid Interest owing to each such class and
(iii) third, Distributable Certificate Interest Amounts owing to each such class, provided, that such reductions shall be allocated among the Class A-1
Certificates, Class A-1A Certificates, Class A-2 Certificates, Class A-3
Certificates, Class A-AB Certificates and Class A-4 Certificates, and, as to
their interest entitlements only, the Class X Certificates and the Class X-RC
Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be. Net Aggregate Prepayment Interest
Shortfalls will be borne by the holders of each class of certificates, pro rata as described in this prospectus supplement, in each case reducing interest otherwise payable thereon. Notwithstanding the foregoing, distributions of interest on the Class X-RC Certificates will not be reduced by any portion of a
Net Aggregate Prepayment Interest Shortfall that is attributable to a Prepayment
Interest Shortfall incurred with respect to any mortgage loan in the trust fund other than the Ritz-Carlton Pari Passu Loan. Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that
P&I Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and
Realized Losses generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

                                      S-127

RELEVANT FACTORS

     The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or
Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal Balance
Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the weighted average life on the Class A-1, Class A-2, Class A-3,
Class A-AB and Class A-4 Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the weighted average life on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lock-out, defeasance and yield maintenance periods.
We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

     The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

                                      S-128

     The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

     For the purposes of each table, the weighted average life of a certificate is determined by:

o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o    summing the results; and

o    dividing the sum by the aggregate amount of the reductions in the
     Certificate Balance of such certificate.

     The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the Mortgage
Pool will not experience any defaults or losses, or that the Mortgage Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                        87%    87%    87%    87%    87%
March 2008                        73%    73%    73%    73%    73%
March 2009                        55%    55%    55%    55%    55%
March 2010                        34%    34%    34%    34%    34%
March 2011                         0%     0%     0%     0%     0%
Weighted average life (years)   2.99   2.99   2.98   2.97   2.94

                                      S-129

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-1A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                        99%    99%    99%    99%    99%
March 2009                        98%    98%    98%    98%    98%
March 2010                        97%    97%    97%    97%    97%
March 2011                        95%    95%    95%    95%    95%
March 2012                        91%    91%    91%    91%    91%
March 2013                        90%    89%    89%    89%    87%
March 2014                        88%    87%    86%    86%    85%
March 2015                        86%    85%    84%    83%    78%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.11   9.06   9.02   8.98   8.81

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                         0%     0%     0%     0%     0%
Weighted average life (years)   4.82   4.81   4.80   4.78   4.58

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                        95%    94%    93%    91%    54%
March 2013                        12%    12%    12%    12%    12%
March 2014                        12%    12%    12%    12%    12%
March 2015                         0%     0%     0%     0%     0%
Weighted average life (years)   6.75   6.74   6.73   6.71   6.59

                                      S-130

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                        98%    98%    98%    98%    98%
March 2012                        73%    73%    73%    73%    73%
March 2013                        50%    50%    50%    50%    50%
March 2014                        29%    29%    29%    29%    29%
March 2015                         7%     6%     4%     1%     0%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   7.06   7.05   7.04   7.04   7.00

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-4 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%    98%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.58   9.57   9.54   9.51   9.31

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-M CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.78   9.56

                                      S-131

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.79   9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.79   9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.79   9.62

                                      S-132

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.79   9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.79   9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS F CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                0%     25%    50%    75%   100%
-----------------               ----   ----   ----   ----   ----
Closing Date                     100%   100%   100%   100%   100%
March 2007                       100%   100%   100%   100%   100%
March 2008                       100%   100%   100%   100%   100%
March 2009                       100%   100%   100%   100%   100%
March 2010                       100%   100%   100%   100%   100%
March 2011                       100%   100%   100%   100%   100%
March 2012                       100%   100%   100%   100%   100%
March 2013                       100%   100%   100%   100%   100%
March 2014                       100%   100%   100%   100%   100%
March 2015                       100%   100%   100%   100%   100%
March 2016                         0%     0%     0%     0%     0%
Weighted average life (years)   9.79   9.79   9.79   9.79   9.70

                                      S-133

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool will consist of two hundred sixty-eight (268) fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of $2,731,231,519, subject to a permitted variance of plus or minus 5%. The Cut-off Date Balances of the mortgage loans range from $998,660 to $266,778,306, and the mortgage loans have an average Cut-off Date Balance of $10,191,162.

     For purposes of calculating distributions on certain classes of certificates, the mortgage loans in the pool of mortgage loans backing the offered certificates will be divided into Loan Group 1 and Loan Group 2.

     Loan Group 1 will consist of all of the mortgage loans that are secured by property types other than fifty-seven (57) mortgage loans that are secured by multifamily properties, one (1) mortgage loan that is secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community properties. Loan Group 1 will consist of two hundred eight (208)
mortgage loans, with an Initial Loan Group 1 Balance of $2,222,122,108, subject to a permitted variance of plus or minus 5%. Loan Group 1 represents approximately 81.4% of the Initial Pool Balance.

     Loan Group 2 will consist of fifty-seven (57) of the mortgage loans that are secured by multifamily properties, one (1) of the mortgage loans that are secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community properties and have an Initial Loan Group 2
Balance of $509,109,411, subject to a permitted variance of plus or minus 5%.
Loan Group 2 represents approximately 18.6% of the Initial Pool Balance and approximately 83.2% of the principal balance of all the mortgage loans secured by multifamily, mixed use properties and manufactured housing community properties.

     The Cut-off Date Balances of the mortgage loans in Loan Group 1 range from
$998,660 to $266,778,306 and the mortgage loans in Loan Group 1 had an average
Cut-off Date Balance of $10,683,279. The Cut-off Date Balances of the mortgage loans in Loan Group 2 range from $1,061,657 to $28,600,000 and the mortgage loans in Loan Group 2 had an average Cut-off Date Balance of $8,485,157.

     Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation.
In addition, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

     A description of the underwriting standards for each of Morgan Stanley
Mortgage Capital Inc. and LaSalle Bank National Association are set forth in this prospectus supplement under "The Sponsors, Mortgage Loan Sellers and
Originators--Morgan Stanley Mortgage Capital Inc.--Underwriting Standards" and
"LaSalle Bank National Association--Underwriting Standards" respectively.

     The mortgage loans included in this transaction were selected for this transaction from mortgage loans specifically originated for securitizations of this type by the Sponsors taking into account Rating Agency criteria and anticipated feedback, anticipated subordinate investor feedback, property type and geographic location.

     The mortgage loans were originated between October 29, 2004 and February
28, 2006. As of the Cut-off Date, none of the mortgage loans were 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix IV attached to this prospectus supplement.

                                      S-134

     Two hundred ninety-six (296) mortgaged properties, securing mortgage loans representing 90.4 % of the Initial Pool Balance (which include two hundred thirty-six (236) mortgaged properties in Loan Group 1, representing 88.2% of the
Initial Loan Group 1 Balance, and sixty (60) mortgaged properties in Loan Group
2, representing 100% of the Initial Loan Group 2 Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Eight (8)
mortgaged properties, securing a mortgage loan representing 4.8% of the Initial
Pool Balance (and representing 5.9% of the Initial Loan Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in the mortgaged properties.

     Four (4) mortgaged properties, securing a mortgage loan representing 4.8%
of the Initial Pool Balance (and representing 5.9% of the Initial Loan Group 1
Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remainder of the mortgaged property. In circumstances where both the fee and leasehold interest in the entire mortgaged property are encumbered, we have treated that as simply an encumbered fee interest.

     On the Closing Date, we will acquire the mortgage loans from the mortgage loan sellers, in each case pursuant to a Mortgage Loan Purchase Agreement to be entered into between us and the particular mortgage loan seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See "--The Sponsors, Mortgage Loan Sellers and
Originators" and "--Sale of the Mortgage Loans" below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

     The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. Two hundred fifty-six (256)
mortgage loans, representing 94.2% of the Initial Pool Balance (which include one hundred ninety-six (196) mortgage loans in Loan Group 1, representing 92.9%
of the Initial Loan Group 1 Balance, and sixty (60) mortgage loans in Loan Group
2, representing 100% of the Initial Loan Group 2 Balance), accrue interest on the basis of the actual number of days elapsed each month in a 360-day year.
Twelve (12) mortgage loans, representing 5.8% of the Initial Pool Balance (and representing 7.1% of the Initial Loan Group 1 Balance), accrues interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

     The mortgage loans consist of the following property types:

     o    Retail - One hundred twenty-one (121) of the mortgaged properties, which secure 33.3% of the Initial Pool Balance, are retail properties;

     o    Office - Fifty-five (55) of the mortgaged properties, which secure
          22.8% of the Initial Pool Balance, are office properties;

     o    Multifamily - Sixty-one (61) of the mortgaged properties, which secure
          18.6% of the Initial Pool Balance, are multifamily properties;

     o    Hospitality - Eleven (11) of the mortgaged properties, which secure
          11.1% of the Initial Pool Balance, are hospitality properties;

     o    Industrial - Twenty-nine (29) of the mortgaged properties, which secure 8.6% of the Initial Pool Balance, are industrial properties;

     o    Manufactured Housing Community - Six (6) of the mortgaged properties, which secure 2.0% of the Initial Pool Balance, are manufactured housing community properties;

                                      S-135

     o    Mixed Use - Eight (8) of the mortgaged properties, which secure 1.8%
          of the Initial Pool Balance, are mixed use properties;

     o    Self Storage - Sixteen (16) of the mortgaged properties, which secure
          1.6% of the Initial Pool Balance, are self storage properties; and

     o    Other - One (1) of the mortgaged properties, which secures 0.3% of the
          Initial Pool Balance, is a type of property other than those set forth in this paragraph.

     For information regarding the property types in Loan Group 1 or Loan Group
2, see Appendix I to this prospectus supplement.

Property Location

     The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: California, New York, Texas,
Indiana, Pennsylvania and Maryland.

     o    Thirty-eight (38) mortgaged properties, representing security for
          11.0% of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, twenty-nine (29) of such mortgaged properties, representing security for 8.6% of the Initial
          Pool Balance, are located in Southern California, and nine (9)
          mortgaged properties, representing security for 2.4% of the Initial
          Pool Balance, are located in Northern California. Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

     o    Thirteen (13) mortgaged properties, representing security for 8.2% of the Initial Pool Balance, are located in New York;

     o    Twenty-four (24) mortgaged properties, representing security for 6.9%
          of the Initial Pool Balance, are located in Texas;

     o    Seventeen (17) mortgaged properties, representing security for 6.7% of the Initial Pool Balance, are located in Indiana;

     o    Twenty-seven (27) mortgaged properties, representing security for 6.4%
          of the Initial Pool Balance, are located in Pennsylvania; and

     o    Fifteen (15) mortgaged properties, representing security for 6.3% of the Initial Pool Balance, are located in Maryland.

     For information regarding the location of the properties securing the mortgage loans included in Loan Group 1 and Loan Group 2, see Appendix I to this prospectus supplement.

Due Dates

     Two hundred forty-nine (249) of the mortgage loans, representing 82.1% of the Initial Pool Balance (which include one hundred ninety-three (193) mortgage loans in Loan Group 1, representing 79.5% of the Initial Loan Group 1 Balance, and fifty-six (56) mortgage loans in Loan Group 2, representing 93.7% of the
Initial Loan Group 2 Balance), have Due Dates on the first day of each calendar month. One (1) mortgage loan, representing 9.8% of the Initial Pool Balance (and representing 12.0% of the Initial Loan Group 1 Balance), has a Due Date on the
last business day of each calendar month with respect to interest accrued during that month. Sixteen (16) of the mortgage loans, representing 4.5% of the Initial
Pool Balance (which include twelve (12) mortgage loans in Loan Group 1, representing 4.1% of the Initial Loan Group 1 Balance, and four (4) mortgage loans in Loan Group 2, representing 6.3% of the Initial Loan Group 2 Balance), have Due Dates on the 8th day of each calendar month. One (1) mortgage loan, representing 2.8% of the Initial Pool Balance (and representing 3.4% of the
Initial Loan Group 1 Balance), has a Due Date on the 7th day of each calendar month. One (1) mortgage loan, representing

                                      S-136

0.8% of the Initial Pool Balance (and representing 1.0% of the Initial Loan
Group 1 Balance), has a Due Date on the 9th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges, including (i) two hundred forty-six (246) mortgage loans, representing 93.7% of the Initial Pool Balance (which include one hundred ninety-three (193) mortgage loans in Loan Group 1, representing 93.5% of the
Initial Loan Group 1 Balance, and fifty-three (53) mortgage loans in Loan Group
2, representing 94.7% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 0 to 5 calendar days or 5 business days, (ii) two (2) mortgage loans, representing 3.4% of the Initial
Pool Balance (and representing 4.2% of the Initial Loan Group 1 Balance), with grace periods prior to the imposition of late payment charges of 7 business days, (iii) eleven (11) mortgage loans, representing 1.6% of the Initial Pool
Balance (which include six (6) mortgage loans in Loan Group 1, representing 1.0%
of the Initial Loan Group 1 Balance, and five (5) mortgage loans in Loan Group
2, representing 4.2% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 15 business days, and (iv)
nine (9) mortgage loans, representing 1.3% of the Initial Pool Balance (which includes seven (7) mortgage loans in Loan Group 1 and representing 1.3% of the
Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 1.1% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 10 business days.

Amortization

     The mortgage loans have the following amortization features:

     Two hundred sixty-eight (268) of the mortgage loans, representing 100% of the Initial Pool Balance (which include two hundred eight (208) mortgage loans in Loan Group 1, representing 100% of the Initial Loan Group 1 Balance, and sixty (60) mortgage loans in Loan Group 2, representing 100% of the Initial Loan
Group 2 Balance), are Balloon Loans. Ten (10) of these mortgage loans, representing 6.4% of the Initial Pool Balance (and representing 7.9% of the
Initial Loan Group 1 Balance), are ARD Loans. Included in these Balloon Loans are one hundred seven (107) mortgage loans, representing 43.7% of the Initial
Pool Balance (which include seventy-six (76) mortgage loans in Loan Group 1, representing 37.6% of the Initial Loan Group 1 Balance, and thirty-one (31)
mortgage loans in Loan Group 2, representing 70.5% of the Initial Loan Group 2
Balance), that provide for monthly payments of interest only for a portion of their respective terms, ranging from 12 months to 60 months, and then provide for the monthly payment of principal and interest over their respective remaining terms.

     Twenty-one (21) mortgage loans, representing 15.0% of the Initial Pool
Balance (which include nineteen (19) mortgage loans in Loan Group 1, representing 17.7% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 3.1% of the Initial Loan Group 2 Balance), currently provide for monthly payments of interest only for their entire respective terms. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of twelve
30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a
360-day year consisting of twelve 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk Factors"
in this prospectus supplement. One (1) of the balloon loans, representing 9.8%
of the initial outstanding pool balance (representing 12.0% of the initial outstanding loan group 1 balance), referred to in this paragraph amortizes principal in accordance with the schedule attached to this prospectus supplement as Schedule B.

Prepayment Restrictions

     As of the Cut-off Date, each of the mortgage loans restricted voluntary
Principal Prepayments in one of the following ways:

     o    Two hundred thirty (230) of the mortgage loans, representing 88.2% of the Initial Pool Balance (which include one hundred seventy-seven
          (177) mortgage loans in Loan Group 1, representing 86.7% of the
          Initial Loan Group 1 Balance, and fifty-three (53) mortgage loans in
          Loan Group 2, representing 94.5% of the Initial Loan Group 2 Balance), prohibit voluntary principal prepayments during the lock-out period but permit the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the mortgage loan by pledging "government securities" as defined in the Investment Company Act of 1940 that provide for payment on or prior to each due

                                      S-137

          date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    Thirty-one (31) mortgage loans, representing 10.2% of the Initial Pool
          Balance (which include twenty-six (26) mortgage loans in Loan Group 1, representing 11.7% of the Initial Loan Group 1 Balance, and five (5)
          mortgage loans in Loan Group 2, representing 3.8% of the initial outstanding Loan Group 2 balance), prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a Prepayment Premium or yield maintenance charge calculated on the basis of a yield maintenance formula and 1% of the amount prepaid.

     o    One (1) mortgage loan, representing 0.8% of the initial outstanding pool balance (representing 1.0% of the initial outstanding loan group
          1 balance), prohibits voluntary principal prepayments during a lock-out period, and following the lock-out period provides for a yield maintenance charge calculated on the basis of a yield maintenance formula.

     o    Four (4) mortgage loans, representing 0.5% of the initial outstanding pool balance (which include three (3) mortgage loans in loan group 1, representing 0.5% of the initial outstanding loan group 1 balance, and one (1) mortgage loan in loan group 2, representing 0.7% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a Prepayment Premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid, and also permit the related borrower, after an initial period of at least two years following the date of the issuance of the certificates, to defease the mortgage loan by pledging "government securities" as defined in the Investment
          Company Act of 1940 that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    Two (2) mortgage loans, representing 0.3% of the Initial Pool Balance
          (which include one (1) mortgage loan in Loan Group 1, representing
          0.1% of the Initial Loan Group 1 Balance, and one (1) mortgage loan in
          Loan Group 2, representing 1.0% of the Initial Loan Group 2 Balance), have no lock-out period, and permit voluntary principal prepayments at any time if accompanied by a Prepayment Premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid.

     Notwithstanding the above, the mortgage loans generally (i) permit prepayment in connection with casualty or condemnation and certain other matters without payment of a Prepayment Premium or yield maintenance charge and (ii)
provide for a specified period commencing prior to and including the maturity date or Anticipated Repayment Date during which the related borrower may prepay the mortgage loan without payment of a Prepayment Premium or yield maintenance charge. In addition, the yield maintenance formulas are not the same for all of the mortgage loans that have yield maintenance charges. See the footnotes to
Appendix II of this prospectus supplement for more details about the various yield maintenance formulas.

     With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

     o    One (1) mortgage loan, representing 9.8% of the Initial Pool Balance
          (and representing 12.0% of the Initial Loan Group 1 Balance), which is secured by multiple mortgaged properties, permits the release of certain portions of the related mortgaged properties from the lien of the related mortgage following a lock-out period (i) in the case of one mortgaged property, within two years following the issuance of the
          Certificates, upon the prepayment of an amount equal to amount of the allocated loan amount of the mortgaged property being released and
          (ii) in the case of certain portions of certain of the

                                      S-138

          mortgaged properties, upon either the defeasance or prepayment of the amounts as set forth in the footnotes to Appendix II to this prospectus supplement;

     o    One (1) mortgage loan, representing 4.0% of the Initial Pool Balance
          (and representing 4.9% of the Initial Loan Group 1 Balance), is secured by multiple mortgaged properties and permits the release of any of the mortgaged properties from the lien of the mortgage loan after a lock-out period upon the defeasance of an amount equal to 110%
          of the allocated mortgage loan amount of the mortgaged property being released if the remaining properties debt service coverage ratio immediately following the release is at least equal to the greater of
          1.20x and the debt service coverage ratio immediately preceding the release.

     o    One (1) mortgage loan, representing 2.8% of the Initial Pool Balance
          (representing 3.4% of the Initial Loan Group 1 Balance), is secured by multiple mortgaged properties and permits the borrower to partially defease the mortgage loan and obtain the release of the relevant mortgaged property at any time that the related borrower is permitted to defease the mortgage loan (which in no event may be prior to the date that is at least two years following the date of issuance of the certificates) upon defeasance of an amount equal to 115% of the allocated amount of the mortgaged property being released if, among other things, the debt service coverage ratio with respect to the remaining mortgaged properties is at least 1.18x.

     o    One (1) mortgage loan, representing 2.4% of the Initial Pool Balance
          (and representing 2.9% of the Initial Loan Group 1 Balance), is secured by multiple parcels and permits the release of one or more of the parcels from the lien of the mortgage upon defeasance of an amount equal to 125% of the allocated mortgage loan amount of the released parcel if the loan-to-value-ratio of the remaining property is not greater than 65% and the debt service coverage ratio is not less than
          1.25x.

     o    Two (2) mortgage loans, representing 3.0% of the Initial Pool Balance
          (and representing 3.7% of the Initial Loan Group 1 Balance), are secured by multiple mortgaged properties and permit the release of any of the mortgaged properties from the lien of the mortgage after a lock-out period upon the defeasance of an amount equal to 125% of the allocated mortgage loan amount of the mortgaged property being released if, among other things, (i) the debt service coverage ratio with respect to the remaining mortgaged properties is at least the greater of 1.20x and the debt service coverage ratio immediately preceding the release, and (ii) the aggregate loan-to-value ratio of the remaining properties is not more than 80% of the fair market value of those properties.

     o    One (1) mortgage loan, representing 0.1% of the Initial Pool Balance
          (and representing 0.5% of the Initial Loan Group 2 Balance), is secured by multiple mortgaged properties and permits the release of a portion of the related mortgaged property, known as the Cobb property, from the lien of the mortgage after a lock-out period upon the prepayment of an amount equal to 125% of the allocated loan amount of the mortgaged property being released if the loan-to-value ratio immediately following the release is not greater than 80% and the debt service coverage ratio immediately following the release is at least equal to or greater than 1.25x.

     In addition to the prepayment and defeasance provisions described above, two (2) mortgage loans, representing 6.7% of the Initial Pool Balance
(representing 8.3% of the Initial Loan Group 1 Balance), that are secured by multiple mortgaged properties, and one (1) mortgage loan, representing 0.1% of the Initial Pool Balance (representing 0.2% of the Initial Loan Group 1
Balance), that is secured by one mortgaged property, permit the borrower to obtain the release of any of the related properties or property, as the case may be, from the lien of the related mortgage by substituting a new property that meets certain requirements set forth in the mortgage loan documents, including, among other things, that (i) the aggregate loan-to-value ratio of all properties after substitution is not greater than a specified percentage and (ii) the debt service coverage ratio of all properties after substitution is not less than a specified ratio. With respect to one (1) of these mortgage loans, subject to certain exceptions, the borrower is not permitted to substitute for more than two (2) properties at an one time, except in certain cases, and in any one transaction may only substitute properties whose allocated loan amount are less than 30% of the allocated loan amount of all properties remaining, except in certain cases.

                                      S-139

     In addition, certain mortgage loans that are cross-collateralized and cross-defaulted with other mortgage loans permit the related borrower to prepay one or more of the related mortgage loans and/or release the cross-collateralization with respect to the related mortgaged property or properties, subject to the satisfaction of certain conditions.

     In addition, certain mortgage loans provide for the free release of outparcels or other portions of the related mortgaged property which were given no value or minimal value in the underwriting process. In addition, certain of the mortgage loans may permit the related borrower to substitute collateral under certain circumstances.

     Notwithstanding the above, the mortgage loans generally provide that the related borrower may prepay the mortgage loan without prepayment premium or defeasance requirements commencing one (1) to thirty-seven (37) payment dates prior to and including the maturity date or the anticipated repayment date.

     See the footnotes to Appendix II of this prospectus supplement for more details concerning certain of the foregoing provisions including the method of calculation of any Prepayment Premium or Yield Maintenance Charge which will vary for any mortgage loan.

Non-Recourse Obligations

     The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of a non-recourse mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor for some or all of the amounts due under the mortgage loan, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

     The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any B Note or any Serviced Companion Mortgage Loan if the
borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any B Note and any Serviced
Companion Mortgage Loan generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the master servicer or the special servicer, as the case may be, or, if collected, will be paid to the master servicer or the special servicer as additional servicing compensation, and certain other conditions.

     In addition, some of the mortgage loans, any B Notes and any Serviced
Companion Mortgage Loans permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, B Note or Serviced
Companion Mortgage Loan documents and/or as determined by the master servicer.
The master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan, B Note or Serviced Companion Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

     Six (6) of the mortgage loans, representing 13.2% of the Initial Pool
Balance (which include four (4) mortgage loans in Loan Group 1, representing
16.5% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan
Group 2, representing 4.7% of the initial outstanding Loan Group 2 Balance), currently have additional financing in place that is secured by the mortgaged property or properties related to such mortgage loan.

                                      S-140

Mortgage Loan Nos. 1-5 (the "Ritz-Carlton Pari Passu Loan"), which had an aggregate outstanding principal balance as of the Cut-off Date of $266,778,306, representing 9.8% of the initial pool balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "Ritz-Carlton Companion
Loan"), and on a subordinated basis with another note (the "Ritz-Carlton B
Note"). The Ritz-Carlton Companion Loan had an original principal balance as of the Cut-off Date of $39,522,712. The Ritz-Carlton B Note had an original principal balance of $50,000,000. Mortgage Loan Nos. 29-30 (the
"Allstate-Charlotte & Roanoke Mortgage Loan"), which had an outstanding principal balance as of the Cut-off Date of $41,725,000, is secured by the related mortgaged property, which also secures a subordinated B Note (the
"Allstate-Charlotte & Roanoke B Note") that had an original principal balance of
$9,399,948. Mortgage Loan No. 45 (the "Farmer's New World Headquarters Mortgage
Loan"), which had an outstanding principal balance as of the Cut-off Date of
$30,200,000, is secured by the related mortgaged property, which also secures a subordinated B Note (the "Farmer's New World Headquarters B Note") that had an original principal balance of $2,902,232. Mortgage Loan No. 132 (the "Fairmont
Terrace Apartments Mortgage Loan"), which had an outstanding principal balance as of the Cut-off Date of $7,522,542, is secured by the related mortgaged property, which also secures a subordinated B Note (the "Fairmont Terrace
Apartments B Note") that had an original principal balance of $467,000. Mortgage
Loan No. 192 (the "FAMSA Retail Building Mortgage Loan"), which had an outstanding principal balance as of the Cut-off Date of $4,435,860, is secured by the related mortgaged property, which also secures a subordinated B Note (the
"FAMSA Retail Building B Note") that had an original principal balance of
$290,000. See "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton
Loan Group and the A/B Mortgage Loans." Mortgage Loan No. 71 (the "Center Court
Apartments Mortgage Loan"), which had an outstanding principal balance as of the cut-off date of $16,400,000, is secured by the related mortgaged property, which also secures a subordinated second lien loan that had an original principal balance of approximately $1,000,000. Interest is payable on that subordinate loan at a rate of 1.5% and is payable annually on June 30 of each year. The subordinate loan matures on December 31, 2028. In addition to the foregoing, the mortgaged properties that secure the Ritz-Carlton Pari Passu Loan also currently have additional financing in place that is secured by a subordinated lien loan on the mortgaged properties and mezzanine interests in the related borrower.

     Three (3) of the mortgage loans, representing 3.4% of the Initial Pool
Balance (which include two (2) mortgage loans in Loan Group 1, representing 3.6%
of the Loan Group 1 Balance, and one (1) mortgage loan in Loan Group 2, representing 2.5% of the Loan Group 2 Balance), are secured by mortgaged properties that currently have additional financing in place that is not secured by that mortgaged property. With respect to Mortgage Loan Nos. 26-28, 42-43 and
94, there is related mezzanine financing in the aggregate amount of $4,000,000,
$2,570,000 and $725,000 respectively. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

     One (1) mortgage loan, representing 0.2% of the Initial Pool Balance (and representing 0.2% of the Initial Loan Group 1 Balance), permit the related borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio ("DSCR")
and loan-to-value ("LTV") tests are satisfied, as further discussed in the footnotes to Appendix II to this prospectus supplement.

     One (1) mortgage loan, representing 9.8% of the Initial Pool Balance (and representing 12.0% of the Initial Loan Group 1 Balance), is secured by mortgaged properties that permit the related borrower to enter into additional subordinate financing that may be secured by a subordinated second lien loan on the mortgaged properties and mezzanine interests in the related borrower.

     Twenty-seven (27) of the mortgage loans, representing 11.3% of the Initial
Pool Balance (which include twenty-three (23) mortgage loans in Loan Group 1, representing 11.9% of the Initial Loan Group 1 Balance, and four (4) mortgage loans in Loan Group 2, representing 9.0% of the Initial Loan Group 2 Balance), permit the borrower to enter into additional financing that is not secured by the related mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

                                      S-141

     In the case of some or all of the mortgage loans with existing subordinate or mezzanine debt, the holder of the subordinate or mezzanine loan has the right to cure certain defaults occurring on the mortgage loan and/or the right to purchase the mortgage loan from the trust if certain defaults on the mortgage loan occur. The Purchase Price required to be paid in connection with such a purchase is generally equal to the outstanding principal balance of the mortgage loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and Advances relating to, the mortgage loan. Such Purchase Price generally does not include a Yield Maintenance Charge or Prepayment Premium.
Accordingly, such purchase (if made prior to the maturity date or Anticipated
Repayment Date) will have the effect of a prepayment made without payment of a
Yield Maintenance Charge or Prepayment Premium.

     The specific rights of the related subordinate or mezzanine lender with respect to any future subordinate or mezzanine debt will be specified in the related intercreditor agreement and may include rights substantially similar to the cure and repurchase rights described in the preceding sentence.

The Roseville Portfolio Mortgage Loan

     Mortgage Loan No. 26-28, which consists of a note with an outstanding principal balance as of the Cut-off Date of $46,100,000 (the "Roseville
Portfolio Mortgage Loan"), representing 1.7% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the
"Roseville Portfolio Mezzanine Loan") is in place with an original principal amount of $4,000,000 that is secured by pledges of the equity interests in the borrower under the Roseville Portfolio Mortgage Loan.

     Rights of the Holder of Roseville Portfolio Mezzanine Loan

     Pursuant to the terms of an intercreditor agreement, the holder of the
Roseville Portfolio Mezzanine Loan has certain rights with respect to the
Roseville Portfolio Mortgage Loan, including, among others, the following:

     Option to Cure Defaults Under the Roseville Portfolio Mortgage Loan. The
holder of the Roseville Portfolio Mezzanine Loan has the right to cure monetary events of default under the Roseville Portfolio Mortgage Loan within five (5)
business days of the later of the giving of notice of the subject event of default by the holder of the Roseville Portfolio Mortgage Loan and the expiration of the borrower's cure provision, if any, provided, however, that the holder of the Roseville Portfolio Mezzanine Loan will defend and hold harmless the holder of the Roseville Portfolio Mortgage Loan for certain expenses arising from the cure period and reimburse the holder of the Roseville Portfolio
Mortgage Loan for any required advances for monthly payments of principal and/or interest on the Roseville Portfolio Mortgage Loan and/or any protective advances. The holder of the Roseville Portfolio Mezzanine Loan also has the right to cure non-monetary events of default with respect to the Roseville
Portfolio Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the Roseville Portfolio Mezzanine Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days (unless such non-monetary default is of a nature that cannot be cured within such 90 days, in which case, the holder of the Roseville Portfolio Mezzanine Loan will have additional time as is reasonably necessary), so long as the non-monetary default is not caused by a bankruptcy or like proceeding and so long as there is no material impairment to the value, use or operation of the premises during the non-monetary cure period.

     Option to Purchase the Roseville Portfolio Mortgage Loan. The holder of the
Roseville Portfolio Mezzanine Loan has the right, (i) at any time that the
Roseville Portfolio Mortgage Loan is accelerated, (ii) any proceeding to foreclose or otherwise enforce the Roseville Portfolio Mortgage Loan or other security for the Roseville Portfolio Mortgage Loan has been commenced or (iii)
the Roseville Portfolio Mortgage Loan is a Specially Serviced Mortgage Loan, to
purchase the Roseville Portfolio Mortgage Loan, at a price generally equal to the unpaid principal balance of the Roseville Portfolio Mortgage Loan, plus accrued and unpaid interest on the Roseville Portfolio Mortgage Loan and other amounts due thereon, protective advances or interest charged thereon, plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances payable with respect to the
Roseville Portfolio Mortgage Loan pursuant to the Pooling and Servicing
Agreement.

     Consent Rights. The holder of the Roseville Portfolio Mortgage Loan is required to notify the holder of the

                                      S-142

Roseville Portfolio Mezzanine Loan if the borrower requests a release of the lien of the Roseville Portfolio Mortgage Loan or requests the holder of the
Roseville Portfolio Mortgage Loan's consent to a sale or transfer of all or any material portion of the related mortgaged property, the granting of a further mortgage or similar encumbrance against the related mortgaged property or a prepayment or refinancing of the Roseville Portfolio Mortgage Loan. If the borrower requests the holder of the Roseville Portfolio Mortgage Loan's consent to either sell or transfer of all or any material portion of the related mortgaged property or to obtain a further mortgage or similar encumbrance against the related mortgaged property, the holder of the Roseville Portfolio
Mortgage Loan is required to obtain the prior written consent of the holder of the Roseville Portfolio Mezzanine Loan if the holder of the Roseville Portfolio
Mortgage Loan has the right to consent.

The Powers Industrial Portfolio Mortgage Loan

     Mortgage Loan Nos. 42-43, which consists of a note with an outstanding principal balance as of the Cut-off Date of $33,430,000 (the "Powers Industrial
Portfolio Mortgage Loan"), representing 1.2% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the
"Powers Industrial Portfolio Mezzanine Loan") is in place with an original principal amount of $2,570,000 that is secured by pledges of the equity interests in the borrower under the Powers Industrial Portfolio Mortgage Loan.

     Rights of the Holder of Powers Industrial Portfolio Mezzanine Loan

     Pursuant to the terms of an intercreditor agreement, the holder of the
Powers Industrial Portfolio Mezzanine Loan has certain rights with respect to the Powers Industrial Portfolio Mortgage Loan, including, among others, the following:

     Option to Cure Defaults Under the Powers Industrial Portfolio Mortgage
Loan. The holder of the Powers Industrial Portfolio Mezzanine Loan has the right to cure monetary events of default under the Powers Industrial Portfolio
Mortgage Loan within five (5) business days of the later of the giving of notice of the subject event of default by the holder of the Powers Industrial Portfolio
Mortgage Loan and the expiration of the borrower's cure provision, if any, provided, however, that the holder of the Powers Industrial Portfolio Mezzanine
Loan will defend and hold harmless the holder of the Powers Industrial Portfolio
Mortgage Loan for certain expenses arising from the cure period and reimburse the holder of the Powers Industrial Portfolio Mortgage Loan for any required advances for monthly payments of principal and/or interest on the Powers
Industrial Portfolio Mortgage Loan and/or any protective advances. The holder of the Powers Industrial Portfolio Mezzanine Loan also has the right to cure non-monetary events of default with respect to the Powers Industrial Portfolio
Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the Powers Industrial Portfolio Mezzanine Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days (unless such non-monetary default is of a nature that cannot be cured within such 90 days, in which case, the holder of the Powers Industrial Portfolio Mezzanine Loan will have additional time as is reasonably necessary), so long as the non-monetary default is not caused by a bankruptcy or like proceeding and so long as there is no material impairment to the value, use or operation of the premises during the non-monetary cure period.

     Option to Purchase the Powers Industrial Portfolio Mortgage Loan. The
holder of the Powers Industrial Portfolio Mezzanine Loan has the right, (i) at any time that the Powers Industrial Portfolio Mortgage Loan is accelerated, (ii)
any proceeding to foreclose or otherwise enforce the Powers Industrial Portfolio
Mortgage Loan or other security for the Powers Industrial Portfolio Mortgage
Loan has been commenced or (iii) the Powers Industrial Portfolio Mortgage Loan
is a Specially Serviced Mortgage Loan, to purchase the Powers Industrial
Portfolio Mortgage Loan, at a price generally equal to the unpaid principal balance of the Powers Industrial Portfolio Mortgage Loan, plus accrued and unpaid interest on the Powers Industrial Portfolio Mortgage Loan and other amounts due thereon, protective advances or interest charged thereon, plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances payable with respect to the Powers
Industrial Portfolio Mortgage Loan pursuant to the Pooling and Servicing
Agreement.

     Consent Rights. The holder of the Powers Industrial Portfolio Mortgage Loan is required to notify the holder of the Powers Industrial Portfolio Mezzanine
Loan if the borrower requests a release of the lien of the Powers Industrial
Portfolio Mortgage Loan or requests the holder of the Powers Industrial
Portfolio Mortgage Loan's

                                      S-143

consent to a sale or transfer of all or any material portion of the related mortgaged property, the granting of a further mortgage or similar encumbrance against the related mortgaged property or a prepayment or refinancing of the
Powers Industrial Portfolio Mortgage Loan. If the borrower requests the holder of the Powers Industrial Portfolio Mortgage Loan's consent to either sell or transfer of all or any material portion of the related mortgaged property or to obtain a further mortgage or similar encumbrance against the related mortgaged property, the holder of the Powers Industrial Portfolio Mortgage Loan is required to obtain the prior written consent of the holder of the Powers
Industrial Portfolio Mezzanine Loan if the holder of the Powers Industrial
Portfolio Mortgage Loan has the right to consent.

The Dakota Ridge Apartments Mortgage Loan

     Mortgage Loan No. 94, which consists of a note with an outstanding principal balance as of the Cut-off Date of $12,475,000 (the "Dakota Ridge
Apartments Mortgage Loan"), representing 0.5% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the
"Dakota Ridge Apartments Mezzanine Loan") is in place with an original principal amount of $725,000 that is secured by pledges of the equity interests in the borrower under the Dakota Ridge Apartments Mortgage Loan.

     Rights of the Holder of Dakota Ridge Apartments Mezzanine Loan

     Pursuant to the terms of an intercreditor agreement, the holder of the
Dakota Ridge Apartments Mezzanine Loan has certain rights with respect to the
Dakota Ridge Apartments Mortgage Loan, including, among others, the following:

     Option to Cure Defaults Under the Dakota Ridge Apartments Mortgage Loan.
The holder of the Dakota Ridge Apartments Mezzanine Loan has the right to cure monetary events of default under the Dakota Ridge Apartments Mortgage Loan within five (5) business days of the later of the giving of notice of the subject event of default by the holder of the Dakota Ridge Apartments Mortgage
Loan and the expiration of the borrower's cure provision, if any, provided, however, that the holder of the Dakota Ridge Apartments Mezzanine Loan will defend and hold harmless the holder of the Dakota Ridge Apartments Mortgage Loan for certain expenses arising from the cure period and reimburse the holder of the Dakota Ridge Apartments Mortgage Loan for any required advances for monthly payments of principal and/or interest on the Dakota Ridge Apartments Mortgage
Loan and/or any protective advances. The holder of the Dakota Ridge Apartments
Mezzanine Loan also has the right to cure non-monetary events of default with respect to the Dakota Ridge Apartments Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the Dakota Ridge Apartments Mezzanine
Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days (unless such non-monetary default is of a nature that cannot be cured within such 90 days, in which case, the holder of the Dakota Ridge
Apartments Mezzanine Loan will have additional time as is reasonably necessary), so long as the non-monetary default is not caused by a bankruptcy or like proceeding and so long as there is no material impairment to the value, use or operation of the premises during the non-monetary cure period.

     Option to Purchase the Dakota Ridge Apartments Mortgage Loan. The holder of the Dakota Ridge Apartments Mezzanine Loan has the right, (i) at any time that the Dakota Ridge Apartments Mortgage Loan is accelerated, (ii) any proceeding to foreclose or otherwise enforce the Dakota Ridge Apartments Mortgage Loan or other security for the Dakota Ridge Apartments Mortgage Loan has been commenced or (iii) the Dakota Ridge Apartments Mortgage Loan is a Specially Serviced
Mortgage Loan, to purchase the Dakota Ridge Apartments Mortgage Loan, at a price generally equal to the unpaid principal balance of the Dakota Ridge Apartments
Mortgage Loan, plus accrued and unpaid interest on the Dakota Ridge Apartments
Mortgage Loan and other amounts due thereon, protective advances or interest charged thereon, plus any expenses incurred in connection with enforcing the mortgage loan documents, Servicing Advances and interest on Advances payable with respect to the Dakota Ridge Apartments Mortgage Loan pursuant to the
Pooling and Servicing Agreement.

     Consent Rights. The holder of the Dakota Ridge Apartments Mortgage Loan is required to notify the holder of the Dakota Ridge Apartments Mezzanine Loan if the borrower requests a release of the lien of the Dakota Ridge Apartments
Mortgage Loan or requests the holder of the Dakota Ridge Apartments Mortgage
Loan's consent to a sale or transfer of all or any material portion of the related mortgaged property, the granting of a further

                                      S-144

mortgage or similar encumbrance against the related mortgaged property or a prepayment or refinancing of the Dakota Ridge Apartments Mortgage Loan. If the
borrower requests the holder of the Dakota Ridge Apartments Mortgage Loan's consent to either sell or transfer of all or any material portion of the related mortgaged property or to obtain a further mortgage or similar encumbrance against the related mortgaged property, the holder of the Dakota Ridge
Apartments Mortgage Loan is required to obtain the prior written consent of the holder of the Dakota Ridge Apartments Mezzanine Loan if the holder of the Dakota
Ridge Apartments Mortgage Loan has the right to consent.

     For further information with respect to subordinate debt, mezzanine debt and other financing, see Appendix II attached to this prospectus supplement.

     We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans--Subordinate Financing" in
the prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash
Flow Available To The Mortgaged Property Which May Adversely Affect Payment On
Your Certificates" in this prospectus supplement.

     Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

Loan Purpose

     One hundred nine (109) of the mortgage loans we intend to include in the
Trust, representing 36.9% of the Initial Pool Balance (which include ninety-six
(96) mortgage loans in Loan Group 1, representing 40.9% of the Initial Loan
Group 1 Balance, and thirteen (13) mortgage loan in Loan Group 2, representing
19.7% of the Initial Loan Group 2 Balance), were originated in connection with the borrower's acquisition of the mortgaged property that secures such mortgage loan, and one hundred ninety-nine (199) of the mortgage loans, representing
63.1% of the Initial Pool Balance(which include on hundred fifty-two (152)
mortgage loans in Loan Group 1, representing 59.1% of the Initial Loan Group 1
Balance, and forty-seven (47) mortgage loan in Loan Group 2, representing 80.3%
of the Initial Loan Group 2 Balance), were originated in connection with the borrower's refinancing of a previous mortgage loan.

Additional Collateral

     Six (6) of the mortgage loans, representing 1.3% of the Initial Pool
Balance (which include five (5) mortgage loans in Loan Group 1, representing
1.5% of the Initial Loan Group 1 Balance, and one (1) mortgage loan in Loan
Group 2, representing 0.7% of the Initial Loan Group 2 Balance), has additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrowers do not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loans. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements. For further information with respect to additional collateral, see Appendix II attached to this prospectus supplement.

The ARD Loans

     Ten (10) mortgage loans, representing 6.4% of the Initial Pool Balance, provide that if the related borrower has not prepaid such mortgage loan in full on or before its Anticipated Repayment Date, any principal outstanding on that date will thereafter amortize more rapidly and accrue interest at the Revised
Rate for that mortgage loan rather than at the Initial Rate. In addition, funds on deposit in lock box accounts relating to the ARD Loan in excess of amounts needed to pay property operating expenses and reserves will be applied to repayment of the applicable mortgage loan resulting in a more rapid amortization.

                                      S-145

Cash Management Agreements/Lockboxes

     Sixty-one (61) of the mortgage loans, representing 47.0% of the Initial
Pool Balance (which include sixty (60) mortgage loans in Loan Group 1, representing 57.5% of the Initial Loan Group 1 Balance, and one (1) mortgage loan in Loan Group 2, representing 1.0% of the Initial Loan Group 2 Balance), generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

     Appendix II to this prospectus supplement sets forth (among other things)
the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

     o    Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a)
          swept and remitted to the related borrower unless a default or other
          "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which typically contemplate application to sums payable under the related mortgage loan and, in certain transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

     o    Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

     o    Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust.
          The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

     o    Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified
          "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust according to the related mortgage loan documents.

     o    None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the origination date, and no lockbox is contemplated to be established during the mortgage loan term.

     In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter"

                                      S-146

receipts may be deposited into the lockbox account by the property manager.
Mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

     In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser that, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented in this prospectus supplement for illustrative purposes only.

     The appraisals for certain of the mortgaged properties state a "stabilized value" as well as an "as-is" value for these properties based on the assumption that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the properties. The stabilized value is presented as the
Appraised Value in this prospectus supplement to the extent stated in the footnotes to Appendix II to this prospectus supplement.

Environmental Assessments

     An environmental site assessment was performed with respect to each mortgaged property except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy that we describe below under "--Environmental Insurance" generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In some cases, a "Phase II" environmental site assessment was also performed. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the Certificateholders.
However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies. See "Risk Factors--Environmental Risks Relating to Specific
Mortgaged Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

     In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems.
Engineering reports by licensed engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and Engineering Reports
May Not Reflect All Conditions That Require Repair On The Property" in this prospectus supplement. In certain cases where material deficiencies were noted
in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

                                      S-147

Seismic Review Process

     In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

     Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements, appraisals, zoning consultants' reports and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related mortgage loan seller has informed us that it does not consider any such violations known to it to be material.

ENVIRONMENTAL INSURANCE

     In the case of one (1) mortgaged property, securing a mortgage loan representing 0.8% of the Initial Pool Balance (and representing 1.0% of the
Initial Loan Group 1 Balance), the related mortgage loan has the benefit of a stand-alone environmental insurance policy which will be assigned to the trust and which covers selected environmental matters with respect to the related property.

ADDITIONAL MORTGAGE LOAN INFORMATION

     Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix IV to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects Of Mortgage Loans" in the prospectus.

     For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix III:

     (1)  References to "DSCR" are references to "Debt Service Coverage Ratios."
          In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) Underwritable Cash Flow to (b)
          required current debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix I and the

                                      S-148

          information presented in Appendix II, Appendix III and Appendix IV, the "Debt Service Coverage Ratio" or "DSCR" for any mortgage loan is calculated pursuant to the definition of those terms under the
          "Glossary of Terms" in this prospectus supplement. For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II, Appendix III and Appendix
          IV, the "Debt Service Coverage Ratio" or "DSCR" for any mortgage loan is calculated pursuant to the definition of those terms under the
          "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service
          Coverage Ratio (unless otherwise indicated) reflects with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related
          Serviced Companion Mortgage Loan. The Debt Service Coverage Ratio
          information in this prospectus supplement with respect to any A/B
          Mortgage Loan, reflects the indebtedness under the related mortgage loan, but not the indebtedness on the related B Note. The Debt Service
          Coverage Ratio information in this prospectus supplement with respect to any mortgage loan that has subordinated, second lien indebtedness, reflects the indebtedness under the related mortgage loan, but not the subordinated, second lien indebtedness.

          In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable mortgage loan seller relied on rent rolls and other generally unaudited financial information provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the mortgage loan seller was aware (e.g., new signed leases or end of
          "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves. The applicable mortgage loan seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of
          Underwritable Cash Flow derived therefrom, based upon the mortgage loan seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

          The Underwritable Cash Flow for residential cooperative mortgaged properties is based on projected net operating income at the mortgaged property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan, assuming that the related mortgaged property was operated as a rental property with rents set at prevailing market rates taking into account the presence, if any, of existing rent-controlled or rent-stabilized occupants, if any, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

          Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable mortgage loan seller in determining the presented operating information.

          The Debt Service Coverage Ratios are presented in this prospectus supplement for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the Debt
          Service Coverage Ratios accurately reflect that ability.

                                      S-149

     (2)  References to "DSCR Post IO Period" are references to "Debt Service
          Coverage Ratio Post IO Period." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II, Appendix III and Appendix IV, the "Debt
          Service Coverage Ratio Post IO Period" or "DSCR Post IO Period" for
          any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio Post IO Period (unless otherwise indicated) reflects, for mortgage loans that require monthly payments of interest-only for a certain amount of time after origination followed by monthly payments of principal and interest for the remaining term of the mortgage loan, the annualized amount of debt service that will be payable under the mortgage loan after the beginning of the amortization term of the mortgage loan.

     (3)  References in the tables to "Cut-off Date LTV" are references to
          "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II, Appendix III and Appendix IV, the "Cut-off
          Date LTV," "Cut-off Date Loan-to-Value," "Balloon LTV" or "Balloon
          Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the loan-to-value ratio reflects with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan. The loan-to-value information in this prospectus supplement with respect to any A/B
          Mortgage Loan reflects the indebtedness under the related mortgage loan, but not the indebtedness on the related B Note. The
          loan-to-value information in this prospectus supplement with respect to any mortgage loan that has subordinated, second lien indebtedness, reflects the indebtedness under the related mortgage loan, but not the subordinated, second lien indebtedness.

          The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property Value and
          Condition--Appraisals."

          When information with respect to mortgaged properties is expressed as a percentage of the Initial Pool Balance, the percentages are based upon the Cut-off Date principal balances of the related mortgage loans or with respect to an individual property securing a multi-property mortgage loan, the portions of those loan balances allocated to such properties. The allocated loan amount for each mortgaged property securing a multi-property mortgage loan is set forth on Appendix II to this prospectus supplement.

          No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

     (4)  References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

     The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

     Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

     The master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer

                                      S-150

meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism (subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower or its tenant to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The master servicer will be deemed to have satisfied the
Servicing Standard in respect of such insurance requirement if the borrower maintains, or the master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism
Risk Insurance Act of 2002.

     If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has been made available), the master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an
amount representing coverage of at least the lesser of:

     o    the outstanding principal balance of the related mortgage loan; and

     o    the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the
          Servicing Standard.

     If a borrower fails to maintain such fire and hazard insurance, the master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire and hazard insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an
REO Property in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing
Advance made by the master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing
Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

     In addition, the master servicer may require any borrower to maintain other forms of insurance as the master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance.
Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to Certificateholders.
The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO Property so long as such insurance is available at commercially reasonable rates. The master servicer will not be required in any event to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer)
and consistent with the Servicing Standard; provided that the master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar

                                      S-151

acts if the terms of the related mortgage loan documents and the related mortgage so require unless the master servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan) that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the special servicer and the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the Pooling and Servicing Agreement. The master servicer will be entitled to rely on the determination of the special servicer made in connection with such approval or disapproval. The special servicer will decide whether to withhold or grant such approval in accordance with the
Servicing Standard. If any such approval has not been expressly denied within seven (7) business days of receipt by the special servicer and Operating Adviser from the master servicer of the master servicer's determination and analysis and all information reasonably requested thereby and reasonably available to the master servicer in order to make an informed decision, such approval will be deemed to have been granted. See "Risk Factors--The Absence Of Or Inadequacy Of
Insurance Coverage On The Property May Adversely Affect Payments On Your
Certificates" in this prospectus supplement.

SALE OF THE MORTGAGE LOANS

     On the Closing Date, each mortgage loan seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each mortgage loan seller is required in accordance with the related Mortgage Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

     The trustee will be required to review the documents delivered by each mortgage loan seller with respect to its mortgage loans within 75 days following the Closing Date, and the trustee will hold the related documents in trust.
Within 45 days following the Closing Date, pursuant to the Pooling and Servicing
Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term "Mortgage File," are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable mortgage loan seller. Within 10 days following the Closing Date, each mortgage loan seller has agreed to submit or cause to be submitted for filing, at the expense of related mortgage loan seller and, in the appropriate public office for Uniform
Commercial Code filings, assignments to the trustee of financing statements relating to each mortgage loans' original mortgage note.

REPRESENTATIONS AND WARRANTIES

     In each Mortgage Loan Purchase Agreement, the related mortgage loan seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

     (1) the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

     (2) such mortgage loan seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

     (3) no Scheduled Payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

                                      S-152

     (4) the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

     (5) the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

     (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

     (7) the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

     (8) except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the mortgage loan seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

     (9) the mortgage loan seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

     (10) the related mortgaged property is covered by an American Land Title
Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

     (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

     (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the
Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

     (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

     (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan Purchase
Agreement;

     (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

     (16) the related borrower is not a debtor in any state or federal bankruptcy or insolvency proceeding;

     (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b)

                                      S-153

except where the portion of the related mortgaged property permitted to be released was not considered by the mortgage loan seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

     (18) there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

     (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term
(including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan;
and

     (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

     If any mortgage loan document required to be delivered to the trustee by a mortgage loan seller with respect to its mortgage loans as described under
"--Sale of the Mortgage Loans" above has a Material Document Defect, or if there is a Material Breach by a mortgage loan seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such mortgage loan seller will be obligated to cure such Material Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period.
Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

     If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure Period, the related mortgage loan seller will be obligated, not later than the last day of such Permitted Cure Period, to:

     o    repurchase the affected mortgage loan from the trust at the Purchase
          Price; or,

     o    at its option, if within the two-year period commencing on the Closing
          Date, replace such mortgage loan with a Qualifying Substitute Mortgage
          Loan, and pay an amount generally equal to the excess of

                                      S-154

          the applicable Purchase Price for the mortgage loan to be replaced
          (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute
          Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

     The related mortgage loan seller must cure any Material Document Defect or
Material Breach within the Permitted Cure Period, provided, however, that if such Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the mortgage loan seller was notified of the defect or breach.

     The foregoing obligations of any mortgage loan seller to cure a Material
Document Defect or a Material Breach in respect of any of its mortgage loans or the obligation of any mortgage loan seller to repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material Document Defect or Material
Breach; and none of us, the other mortgage loan sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related mortgage loan seller defaults on its obligation to do so. Each mortgage loan seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other mortgage loan seller.

     If (x) a mortgage loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other mortgage loans
("Crossed Mortgage Loans") and (z) the applicable Document Defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable Document Defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan, and the applicable mortgage loan seller shall be obligated to repurchase or replace each such Crossed Mortgage Loan in accordance with the provisions of the applicable Mortgage Loan Purchase
Agreement, unless, in the case of such breach or Document Defect, (A) the applicable mortgage loan seller provides a nondisqualification opinion to the trustee at the expense of that mortgage loan seller and (B) both of the following conditions would be satisfied if that mortgage loan seller were to repurchase or replace only those mortgage loans as to which a Material Breach or
Material Document Defect had occurred (without regard to this paragraph) (the
"Affected Loan(s)"): (i) the Debt Service Coverage Ratio for all those Crossed
Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the greater of (A) the Debt Service Coverage Ratio for all those Crossed Mortgage Loans
(including the Affected Loan(s)) set forth in Appendix II to this prospectus supplement and (B) 1.25x, and (ii) the loan-to-value ratio for all those Crossed
Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (A) the current loan-to-value ratio for all those Crossed Mortgage Loans
(including the Affected Loan(s)) set forth in Appendix II to this prospectus supplement and (B) 75%. The determination of the master servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The master servicer will be entitled to cause to be delivered, or direct the applicable mortgage loan seller to (in which case that mortgage loan seller shall) cause to be delivered to the master servicer: (A) an appraisal of any or all of the related mortgaged properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of that mortgage loan seller if the scope and cost of the appraisal is approved by that mortgage loan seller (such approval not to be unreasonably withheld) and (B) an opinion of counsel that not requiring the repurchase of each such other mortgage loan will not result in an
Adverse REMIC Event, as defined in the Pooling and Servicing Agreement.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described in this prospectus supplement. The information presented in this prospectus supplement is representative of the characteristics of the Mortgage Pool as it will be

                                      S-155

constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

     With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered.
Instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the trustee on behalf of the Trust to be shown as, and the trustee will be required to take all actions necessary to confirm that the trustee on behalf of the Trust is shown as, the owner of the related mortgage loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The trustee will include the foregoing confirmation in the certification required to be delivered by the trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     The master servicer and the special servicer, either directly or through sub-servicers, will be required to service and administer the mortgage loans in accordance with the Servicing Standard. Each of the master servicer and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicer and the special servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not the master servicer or the special servicer, as the case may be.

     Any such interest of the master servicer or the special servicer in the certificates will not be taken into account when evaluating whether actions of the master servicer or the special servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the master servicer or the special servicer. In addition, the master servicer or the special servicer may, under limited circumstances, lend money on a secured or unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though the master servicer or the special servicer were not a party to the transactions contemplated hereby.

     Each of the master servicer and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement; provided that none of the master servicer or the special servicer may appoint a sub-servicer after the
Closing Date without the Depositor's prior consent to the extent set forth in the Pooling and Servicing Agreement, which consent may not be unreasonably withheld. However, any subservicing is subject to various conditions set forth in the Pooling and Servicing Agreement including the requirement that the master servicer or the special servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

     The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

     o    a successor master servicer or special servicer is available, has a net worth of at least $15,000,000 and is willing to assume the obligations of the master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation and, in the case of the special servicer, is reasonably acceptable to the Operating Adviser, the Depositor and the trustee;

                                      S-156

     o    the master servicer or special servicer bears all costs associated with its resignation and the transfer of servicing; and

     o    the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

     Furthermore, the master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. If the master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the master servicer's duties and obligations under the
Pooling and Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer. In the event the trustee or any agent of the trustee assumes the duties and obligations of the master servicer or special servicer under such circumstances, the trustee will be permitted to resign as master servicer or special servicer notwithstanding the first sentence of this paragraph if it has been replaced by a qualified successor pursuant to the terms of the Pooling and Servicing
Agreement.

     The relationship of each of the master servicer and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The master servicer will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicer of its duties under the Pooling and Servicing Agreement.

     The master servicer initially will be responsible for servicing and administering the entire pool of mortgage loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage
Loans.

     Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" in this prospectus supplement (generally regarded as "Servicing Transfer Events"), the master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and
Servicing Agreement. Notwithstanding such transfer, the master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan.
If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan.

     A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage Loan to which the master servicer will re-assume all servicing responsibilities.

     The master servicer and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

     The master servicer and the special servicer and any partner, representative, affiliate, member, manager, director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans (and, if and to the extent that the matter relates to a B Note or a Serviced Companion Mortgage
Loan, out of collections on, and other proceeds of, the B Note or the Serviced
Companion Mortgage Loan) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and Servicing
Agreement, the mortgage loans, any B Note, any Serviced Companion

                                      S-157

Mortgage Loan or the certificates other than any loss, liability or expense incurred by reason of the master servicer's, special servicer's or such person's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

SERVICING OF THE RITZ-CARLTON LOAN GROUP AND THE A/B MORTGAGE LOANS

SERVICING OF THE RITZ-CARLTON LOAN GROUP

     Mortgage Loan Nos. 1-5 (the "Ritz-Carlton Pari Passu Loan"), which had an aggregate outstanding principal balance as of the Cut-off Date of $266,778,306, representing 9.8% of the Initial Pool Balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "Ritz-Carlton Companion
Loan"), and on a subordinate basis with a subordinate note (the "Ritz-Carlton B
Note"). The Ritz-Carlton Pari Passu Loan, the Ritz-Carlton Companion Loan and
the Ritz-Carlton B Note have the same borrower and are all secured by the same mortgage instrument encumbering the same mortgaged property. The interest rate and maturity date of the Ritz-Carlton Companion Loan are identical to those of the Ritz-Carlton Pari Passu Loan. Payments from the borrower under the
Ritz-Carlton Loan Group will be applied on a pari passu basis to the
Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan. The
Ritz-Carlton Companion Loan had an original principal balance as of the Cut-off
Date of $39,522,712. The Ritz-Carlton B Note had an original principal balance of $50,000,000. The Ritz-Carlton Companion Loan and the Ritz-Carlton B Note or a
portion of such notes may be included in a future securitization. The
Ritz-Carlton Companion Loan and the Ritz-Carlton B Note are not assets of the trust. The Ritz-Carlton Pari Passu Loan, the Ritz-Carlton Companion Loan and the
Ritz-Carlton B Note are collectively referred to in this prospectus supplement as the "Ritz-Carlton Loan Group." The Ritz-Carlton Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make servicing advances in respect of the mortgaged property securing the
Ritz-Carlton Loan Group, but will make P&I advances only in respect of the
Ritz-Carlton Pari Passu Loan and will remit collections on the Ritz-Carlton Pari
Passu Loan to, or on behalf of, the trust.

     The Ritz-Carlton Companion Loan and the Ritz-Carlton B Note have the same maturity date as the Ritz-Carlton Pari Passu Loan and accrue interest at a fixed rate. On the last business day of each month ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
Companion Loan and interest only on the Ritz-Carlton B Note. Such payments will be applied in accordance with the Ritz-Carlton Intercreditor Agreement.

     Distributions. Under the terms of the Ritz-Carlton Intercreditor Agreement, if no monetary or other material event of default has occurred and is continuing
(or if a monetary or other material event of default that has occurred is no longer continuing), all amounts tendered by the related borrower or otherwise available for payment on the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
Companion Loan, however received (other than funds to repair or restore the mortgaged property or to be released to the related borrower in accordance with the Servicing Standard as applied to the mortgage loan documents, servicing fees and trustee fees, reimbursement of costs and expenses, and reimbursement of the trust (or the master servicer or trustee) for Advances and interest thereon)
will be distributed by the master servicer in the following order of priority, in each case to the extent of available funds, (and payments will be made at such times as are set forth in the Ritz-Carlton Intercreditor Agreement):

     o    first, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to the accrued and unpaid interest on the Ritz-Carlton Pari
          Passu Loan principal balance and the Ritz-Carlton Companion Loan principal balance at (x) the Ritz-Carlton Pari Passu Loan interest rate minus (y) the servicing fee rate;

     o    second, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to any principal payments required to be applied in reduction of the Ritz-Carlton Pari Passu Loan principal balance and the
          Ritz-Carlton Companion Loan principal balance in accordance with the related mortgage loan documents;

     o    third, to the holder of the Ritz-Carlton B Note, up to the aggregate amount of all payments made by the holder of the Ritz-Carlton B Note in connection with the exercise of its cure rights hereunder;

                                      S-158

     o    fourth, to the holder of the Ritz-Carlton B Note in an amount equal to the accrued and unpaid interest on the Ritz-Carlton B Note principal balance at the Ritz-Carlton B Note interest rate;

     o    fifth, to the holder of the Ritz-Carlton B Note in an amount equal to any principal payments required to be applied in reduction of the
          Ritz-Carlton B Note principal balance in accordance with the related mortgage loan documents;

     o    sixth, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, an amount equal to any Prepayment Premium due in respect of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan;

     o    seventh, any default interest in excess of the interest paid in accordance with the foregoing clauses first and fourth that is due and payable to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan to the extent actually paid by the related borrower in respect of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan, will be paid to the Ritz-Carlton
          Pari Passu Loan and the Ritz-Carlton Companion Loan to the extent not payable pursuant to the Pooling and Servicing Agreement (x) to cover interest on Advances, (y) to offset additional trust fund expenses or
          (z) to any servicer or trustee;

     o    eighth, any default interest that is due and payable to the holder of the Ritz-Carlton B Note, in excess of the interest paid in accordance with the foregoing clauses first and fourth in respect of Ritz-Carlton
          B Note, to the extent actually paid by the related borrower will be paid to the holder of the Ritz-Carlton B Note; and

     o    ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to a party other than a holder under the mortgage loan documents, and not otherwise applied in accordance with the foregoing clauses first through eighth, such amount will be paid to the holder of the Ritz-Carlton Pari Passu
          Loan, the holder of the Ritz-Carlton Companion Loan and the holder of the Ritz-Carlton B Note on a pro rata basis.

     Following the occurrence and during the continuance of a monetary or other material event of default with respect to the Ritz-Carlton Loan Group, all amounts tendered by the related borrower or otherwise available for payment on the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan, however received (other than funds to repair or restore the mortgaged property or to be released to the related borrower in accordance with the Servicing Standard as applied to the mortgage loan documents, servicing fees and trustee fees, reimbursement of costs and expenses, and reimbursement of the trust (or the master servicer or trustee) for Advances and interest thereon) will be distributed by the master servicer in the following order of priority, in each case to the extent of available funds (and payments will be made at such times as are set forth in the Ritz-Carlton Intercreditor Agreement):

     o    first, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to the accrued and unpaid interest on the Ritz-Carlton Pari
          Passu Loan principal balance and the Ritz-Carlton Companion Loan principal balance at (x) the Ritz-Carlton Pari Passu Loan interest rate minus (y) the servicing fee rate;

     o    second, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to the Ritz-Carlton Pari Passu Loan principal balance and the
          Ritz-Carlton Companion Loan principal balance, until such amounts have been paid in full;

     o    third, to the holder of the Ritz-Carlton B Note, up to the aggregate amount of all payments made by the holder of the Ritz-Carlton B Note in connection with the exercise of its cure rights hereunder;

     o    fourth, to the holder of the Ritz-Carlton B Note in an amount equal to the accrued and unpaid interest on the Ritz-Carlton B Note principal balance at the Ritz-Carlton B Note interest rate;

                                      S-159

     o    fifth, to the holder of the Ritz-Carlton B Note in an amount equal to the Ritz-Carlton B Note principal balance, until such amount has been paid in full;

     o    sixth, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, an amount equal any Prepayment Premium due in respect of the Ritz-Carlton Pari Passu
          Loan and the Ritz-Carlton Companion Loan;

     o    seventh, any default interest that is due and payable to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton
          Companion Loan, in excess of the interest paid in accordance with the foregoing clauses first and fourth in respect of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan, to the extent actually paid by the related borrower, to the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan to the extent not payable pursuant to the Pooling and Servicing Agreement (x) to cover interest on Advances,
          (y) to offset additional trust fund expenses or (z) to any servicer or trustee;

     o    eighth, any default interest that is due and payable to the holder of the Ritz-Carlton B Note, in excess of the interest paid in accordance with the foregoing clauses first and fourth in respect of the
          Ritz-Carlton B Note, to the extent actually paid by the related borrower will be paid to the holder of the Ritz-Carlton B Note; and

     o    ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to another person, and not otherwise applied in accordance with the foregoing clauses first through eighth, such remaining amount will be paid to the holder of the Ritz-Carlton Pari Passu Loan, the holder of the Ritz-Carlton
          Companion Loan and the holder of the Ritz-Carlton B Note, pro rata
          (based on the initial Ritz-Carlton Loan Group principal balance).

     Subject to the Ritz-Carlton B Note financing provisions of the Ritz-Carlton
Intercreditor Agreement, if the related borrower or an affiliate of the related borrower holds the Ritz-Carlton B Note, any amounts payable pursuant to the foregoing clauses eighth and/or ninth will be paid to the Ritz-Carlton Pari
Passu Loan and the Ritz-Carlton Companion Loan prior to any amounts being paid to the holder of the Ritz-Carlton B Note.

Rights of the Holder of the Ritz-Carlton B Note

     The holder of the Ritz-Carlton B Note has certain rights under the
Ritz-Carlton Intercreditor Agreement, including, among others, the following:

     Option to Cure Defaults Under the Ritz-Carlton Loan Group. The holder of the Ritz-Carlton B Note has the right to cure events of default with respect to the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan, (i) in the
case of a monetary default, within 10 days after such default and (ii) in the case of a default, other than a monetary default or a bankruptcy of the related borrower, within 30 days after such default as long as the holder of the
Ritz-Carlton B Note is diligently proceeding with such cure, but at no other times. When the cure is effected, by payment or otherwise, the holder of the
Ritz-Carlton B Note must pay or reimburse the holder of the Ritz-Carlton Pari
Passu Loan, the holder of the Ritz-Carlton Companion Loan, the master servicer, the special servicer and the trustee, as applicable, for all costs related to the default during the time from the default until the default is cured.
Defaults are not treated as events of default by the holder of the Ritz-Carlton
Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan with respect to distributions and determining whether the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan will be Specially Serviced Mortgage Loans so long as, in the case of a monetary default, a cure payment is made within the applicable time limit, or in the case of a non-monetary default (which is susceptible to being cured), the holder of the Ritz-Carlton B Note is pursuing a cure within the applicable time limit, though such limitation does not prevent the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
Ritz-Carlton Companion Loan from collecting default interest, late charges or any similar or applicable amounts from the related borrower. The holder of the
Ritz-Carlton B Note may not cure a monetary event of default or non-monetary event of default more than six times over the life of such loan without the consent of the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
Ritz-Carlton Companion Loan or if the Ritz-Carlton Pari Passu Loan and the
Ritz-Carlton Companion Loan are in a securitization, the holder of the
Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan or the master servicer, with the consent of the

                                      S-160

Controlling Class, directing Certificateholder or other similar entity, except that the master servicer cannot so consent if it was appointed by or is affiliated with the holder of the Ritz-Carlton B Note. No single cure event may exceed three consecutive months. Cure events do not excuse the related borrower's obligations or waive or prejudice the holder of the Ritz-Carlton Pari
Passu Loan and the holder of the Ritz-Carlton Companion Loan's rights under the loan documents. Subject to the terms of the Ritz-Carlton Intercreditor
Agreement, the holder of the Ritz-Carlton B Note will be subrogated to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton
Companion Loan's rights to any payment owing to the holder of the Ritz-Carlton
Pari Passu Loan and the Ritz-Carlton Companion Loan for which the holder of the
Ritz-Carlton B Note makes a cure payment but such subrogation rights may not be exercised against the related borrower until the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan are paid in full. The foregoing rights may not be exercised by the related borrower or an affiliate of such borrower that may hold the Ritz-Carlton B Note; however, if such borrower (or affiliate) has pledged the Ritz-Carlton B Note to a bona fide lender, such lender may exercise such rights.

     Option to Purchase the Ritz-Carlton Pari Passu Loan. The holder of the
Ritz-Carlton B Note has the right at any time that (i) any principal or interest payment is 90 or more days delinquent, (ii) the loan has been accelerated, (iii)
the principal balance is not paid at maturity, (iv) the related borrower files a petition for bankruptcy or (v) the loan becomes a Specially Serviced Mortgage
Loan (and is either in default or a default thereto is reasonably foreseeable), to purchase the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion
Loan, at a price generally equal to the sum of the unpaid principal balance of the Ritz-Carlton Pari Passu Loan and the unpaid principal balance of the
Ritz-Carlton Companion Loan, accrued and unpaid interest and any unreimbursed
Advances and interest thereon on the Ritz-Carlton Pari Passu Loan and the
Ritz-Carlton Companion Loan at the reimbursement rate, plus any Master Servicing
Fees and Special Servicing Fees including compensation and all other amounts payable pursuant to the Pooling and Servicing Agreement) allocable to the
Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan and interest thereon at the reimbursement rate. If the entity exercising the right to purchase is not the related borrower or an affiliate of the related borrower, such purchaser will not be responsible for any Prepayment Premium, exit fee or, if the loan is purchased within the option period specified in the Ritz-Carlton
Intercreditor Agreement, any interest payable at the default rate. The holder of the Ritz-Carlton B Note will also pay all purchase-related out-of-pocket costs and expenses of the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan. The foregoing option to purchase terminates when the mortgaged property becomes an REO Property. The foregoing rights may not be exercised by the related borrower or an affiliate of such borrower that may hold the Ritz-Carlton B Note; however, if such borrower (or affiliate) has pledged the Ritz-Carlton B Note to a bona fide lender, such lender may exercise such rights.

     Consent Rights of the holder of the Ritz-Carlton B Note. Pursuant to the
Ritz-Carlton Intercreditor Agreement, the "Directing Holder" has the right to consent to the master servicer's or the special servicer's taking (as the case may be), subject to the Servicing Standard under the Pooling and Servicing
Agreement, certain actions with respect to the Ritz-Carlton Loan Group, including, without limitation:

     o    any proposed or actual foreclosure upon or comparable conversion
          (which may include acquisition of an REO Property) of the ownership of the related mortgaged property and other collateral securing the
          Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan if it
          comes into and continues in default or other enforcement action under the mortgage loan documents;

     o    any proposed modification, extension, amendment or waiver of a money term (including timing of payments) or other material non-monetary term of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
          Companion Loan;

     o    any proposed or actual sale of the mortgaged property or any material portion thereof (other than in connection with a termination of the trust) for less than the Purchase Price (as defined in the Pooling and
          Servicing Agreement);

     o    any acceptance of a discounted payoff of the Ritz-Carlton Pari Passu
          Loan and the Ritz-Carlton Companion Loan;

                                      S-161

     o    any determination to bring the mortgaged property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at the mortgaged property or REO Property;

     o    any release of collateral for the Ritz-Carlton Pari Passu Loan and the
          Ritz-Carlton Companion Loan or any release of a mortgage loan borrower or any guarantor under the Ritz-Carlton Pari Passu Loan and the
          Ritz-Carlton Companion Loan (other than in accordance with the terms of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion
          Loan (with no material discretion by the mortgagee), or upon satisfaction of, the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
          Companion Loan);

     o    any acceptance of a substitute or additional collateral for the
          Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan
          (other than in accordance with the terms of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan with no material discretion by the mortgagee);

     o    any waiver or consent to waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance of an assumption agreement releasing a mortgage loan borrower or a guarantor from liability under the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan;

     o    any acceptance of a change in the property management company
          (provided that the unpaid principal balance of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan is greater than
          $5,000,000) or, if applicable, hotel franchise for the mortgaged property;

     o    any determination by the special servicer pursuant to the Pooling and
          Servicing Agreement that the Ritz-Carlton Pari Passu Loan and the
          Ritz-Carlton Companion Loan have become Specially Serviced Mortgage
          Loans;

     o    any determination by the master servicer or special servicer that a
          Servicing Transfer Event has occurred with respect to the Ritz-Carlton
          Pari Passu Loan and the Ritz-Carlton Companion Loan solely by reason of the failure of the related borrower to maintain or cause to be maintained insurance coverage against damages or losses arising from acts of terrorism;

     o    any extension of the maturity date of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan;

     o    subject to the Directing Holder's rights set forth in the Ritz-Carlton
          Intercreditor Agreement, any approval of a replacement special servicer for the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
          Companion Loan (other than in connection with a successor special servicer upon the occurrence of an event of default with respect to the special servicer under the Pooling and Servicing Agreement);

     o    any waiver of amounts required to be deposited into escrow reserve accounts under the mortgage loan documents, or any modification or amendment to such documents that would modify the amount of funds required to be so deposited;

     o    the release of or adjustment to any escrow or reserve funds held in connection with the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
          Companion Loan to which the related borrower is not entitled; and

     o    the approval of any annual budget for the mortgaged property (insofar as such approval is required of the lender under the mortgage loan documents).

     The foregoing consent rights belong to the holder of more than 50% of the principal balance of the Ritz-Carlton B Note, unless such holder is the related borrower or an affiliate of the related borrower, or if the initial unpaid principal balance of the Ritz-Carlton B Note minus the sum of (i) any principal payments allocated or received on the Ritz-Carlton B Note, (ii) any appraisal reductions allocated to the Ritz-Carlton B Note and (iii)

                                      S-162

realized losses allocated to the Ritz-Carlton B Note is less than 25% of the initial unpaid principal balance of the Ritz-Carlton B Note.

     In addition, no advice, direction or objection from or by the Directing
Holder may (and the master servicer and special servicer, as applicable, will ignore and act without regard to any such advice, direction or objection that such servicer has determined, in its reasonable, good faith judgment, will)
require or cause such servicer to violate any provision of the Ritz-Carlton
Intercreditor Agreement, the related mortgage loan documents, the Pooling and
Servicing Agreement (including any REMIC provisions contained in the Pooling and
Servicing Agreement, and such servicer's obligation to act in accordance with the Servicing Standard or refrain from taking any immediate action necessary to protect the interests of the holder of the Ritz-Carlton Pari Passu Loan, the holder of the Ritz-Carlton Companion Loan and the holder of the Ritz-Carlton B
Note (as a collective whole).

     Subject to the Pooling and Servicing Agreement the special servicer is not obligated to seek the Directing Holder's approval for any actions to be taken by the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
Ritz-Carlton Companion Loan or the special servicer if:

     o    the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
          Ritz-Carlton Companion Loan or the special servicer has provided the
          Directing Holder with sufficient written notice of proposed actions with respect to the workout or liquidation of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan; and

     o    for 60 days following such notice, the Directing Holder has objected to all proposed actions and failed to suggest alternatives that the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
          Ritz-Carlton Companion Loan or the special servicer considers to be consistent with the Servicing Standard.

SERVICING OF THE ALLSTATE-CHARLOTTE & ROANOKE A/B MORTGAGE LOAN

     Mortgage Loan Nos. 29-30 (referred to herein as the "Allstate-Charlotte &
Roanoke Mortgage Loan") is secured by the related mortgaged property. The
Allstate-Charlotte & Roanoke Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $41,725,000, representing 1.5% of the Initial Pool
Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Allstate-Charlotte & Roanoke B
Note") that had an original principal balance of $9,399,948. The
Allstate-Charlotte & Roanoke B Note is not an asset of the trust.

     In the event that certain defaults exist under the Allstate-Charlotte &
Roanoke Mortgage Loan or the Allstate-Charlotte & Roanoke B Note, the holder of the Allstate-Charlotte & Roanoke B Note will have the right, in certain circumstances, to make cure payments and cure other defaults with respect to the
Allstate-Charlotte & Roanoke A/B Mortgage Loan and to purchase the
Allstate-Charlotte & Roanoke Mortgage Loan for a price generally equal to the outstanding principal balance of the Allstate-Charlotte & Roanoke Mortgage Loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and Advances relating to, the Allstate-Charlotte & Roanoke Mortgage Loan and
other amounts payable to the holder of the Allstate-Charlotte & Roanoke Mortgage
Loan under the mortgage loan documents (other than any applicable Prepayment
Premium or comparable yield maintenance amount payable on default) and interest on those amounts at the prime rate as set forth in The Wall Street Journal. In addition, in certain circumstances as set forth in the Allstate-Charlotte &
Roanoke Intercreditor Agreement, the master servicer or special servicer, as applicable, is required to take actions to prevent and cure any default by the borrower/landlord under the lease and prevent a termination of such leases by using commercially reasonable efforts to cause the related borrower to perform the landlord's obligations under such lease. In addition, the holder of the
Allstate-Charlotte & Roanoke B Note is given certain rights pursuant to the
Allstate-Charlotte & Roanoke Intercreditor Agreement, which include, among other items: (i) directing defaulted lease claims of the borrower against a defaulting or bankrupt tenant prior to foreclosure to the extent the holder of either the
Allstate-Charlotte & Roanoke Mortgage Loan or the Allstate-Charlotte & Roanoke B
Note is entitled to do so under the mortgage loan documents, (ii) in the event that the master servicer or the special servicer fails to cure a lease termination condition within the time period provided, taking action to prevent and cure any lessor lease default and any lease termination condition, including making Servicing Advances, (iii) directing the master servicer or the special servicer to enforce the rights of the holder of the Allstate-Charlotte & Roanoke
B Note under the loan documents to receive the proceeds of defaulted lease claims, (iv) requiring foreclosure of the mortgage upon certain

                                      S-163

defaults under the loan documents, subject to the right of the master servicer or the special servicer to cure any such default and prevent such foreclosure,
(v) approving (together with the master servicer or the special servicer) any modifications to the Allstate-Charlotte & Roanoke A/B Mortgage Loan that affect the rights of the related borrower or the holder of the Allstate-Charlotte &
Roanoke B Note under the credit lease or the assignment of the credit lease as collateral for the Allstate-Charlotte & Roanoke Mortgage Loan, (vi) consenting to certain foreclosure actions, and (vii) restrictions on the modification of the loan documents and the prohibition of the master servicer and the special servicer from waiving rights under the related loan documents in a manner that would have a material adverse effect on the holder of the Allstate-Charlotte &
Roanoke B Note. LaSalle Bank National Association originated the
Allstate-Charlotte & Roanoke A/B Mortgage Loan and sold the Allstate-Charlotte &
Roanoke B Note to Caplease, LP, which is the holder of the Allstate-Charlotte &
Roanoke B Note. Caplease, LP may sell the Allstate-Charlotte & Roanoke B Note subject to the terms of the Allstate-Charlotte & Roanoke Intercreditor
Agreement.

     Distributions. Under the terms of the Farmer's Allstate-Charlotte & Roanoke
Intercreditor Agreement, on each payment date, all amounts received from or on behalf of the borrower (other than early payments of rent and proceeds of a defaulted lease claim) will, after payment of the servicing and other fees and expenses under the related servicing agreement, be applied in the following order of priority:

     o    first, to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan in an amount equal to the accrued and unpaid interest on the
          Allstate-Charlotte & Roanoke Mortgage Loan principal balance at the non-default interest rate on such loan;

     o    second, to the holder of the Allstate-Charlotte & Roanoke Mortgage
          Loan in an amount equal to the scheduled principal payments, if any, due with respect to the Allstate-Charlotte & Roanoke Mortgage Loan or,
          upon acceleration of all amounts due and payable on the
          Allstate-Charlotte & Roanoke Mortgage Loan, the principal balance of the Allstate-Charlotte & Roanoke Mortgage Loan until paid in full;

     o    third, to fund reserve accounts provided for in the related mortgage loan documents and any other amounts required to be applied following payment of interest and principal then due on the Farmer's
          Allstate-Charlotte & Roanoke Mortgage Loan in accordance with the terms of the related lockbox agreement or other related mortgage loan documents, including, as applicable, amounts required to fund any escrow accounts or to pay taxes or insurance and any insurance proceeds required to be applied to the repair of the related mortgaged property;

     o    fourth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the accrued and unpaid interest on the
          Allstate-Charlotte & Roanoke B Note at the non-default interest rate on such loan;

     o    fifth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the scheduled principal payments, if any, due with respect to the Allstate-Charlotte & Roanoke B Note or, upon acceleration of all amounts due and payable on the Allstate-Charlotte
          & Roanoke B Note, the principal balance of the Allstate-Charlotte &
          Roanoke B Note until paid in full;

     o    sixth, any unscheduled payment on the Allstate-Charlotte & Roanoke A/B
          Mortgage Loan (other than proceeds of a defaulted lease claim, but including without limitation lump sum payments under any lease enhancement policy), shall be paid sequentially to the holder of the
          Allstate-Charlotte & Roanoke Mortgage Loan until the holder of the
          Allstate-Charlotte & Roanoke Mortgage Loan has been paid in full, and then to the holder of the Allstate-Charlotte & Roanoke B Note until the holder of the Allstate-Charlotte & Roanoke B Note has been paid in full;

     o    seventh, any Prepayment Premium, to the extent actually paid, shall be paid to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan and the holder of the Allstate-Charlotte & Roanoke B Note, pro rata, in the same proportion as the respective amounts payable to each when the Prepayment Premium for each of the mortgage loans is separately computed on the prepaid amounts of the Allstate-Charlotte & Roanoke
          Mortgage Loan principal balance and the Allstate-Charlotte & Roanoke B
          Note principal balance at the respective interest rates;

                                      S-164

     o    eighth, to the holder of the Allstate-Charlotte & Roanoke B Note (or any party which has made a property advance on its behalf), the amount necessary to reimburse the holder of the Allstate-Charlotte & Roanoke
          B Note for any property advance or cure payment made by it in accordance with the terms of the Allstate-Charlotte & Roanoke
          Intercreditor Agreement;

     o    ninth, to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan in an amount equal to any default interest attributable to such loan;

     o    tenth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to any default interest attributable to such loan; and

     o    eleventh, any remaining amount to be paid to the borrower, to the extent required by the mortgage loan documents, and otherwise to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan and the
          Allstate-Charlotte & Roanoke B Note, pro rata, based on their original principal balances.

     Proceeds of Defaulted Lease Claim. All proceeds resulting from a claim for accelerated future rent under the related credit tenant lease following a default, after taking account of any reduction resulting from a mitigation of damages after re-leasing of the related mortgaged property or any limitation arising under Section 502(b)(6) of the Bankruptcy Code, shall be distributed in the following order of priority:

     o    first, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the amount necessary to reimburse such party for any property advance or cure payment made by such party;

     o    second, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the accrued and unpaid interest on such loan at the non-default interest rate on such loan;

     o    third, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to scheduled principal payments, or upon acceleration of the Allstate-Charlotte & Roanoke B Note, the principal balance of the
          Allstate-Charlotte & Roanoke B Note until paid in full;

     o    fourth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to any Prepayment Premium attributable to such loan to the extent actually paid;

     o    fifth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to any default interest attributable to such loan;

     o    sixth, to the trust fund any excess amount to be applied in the order or priority of payments on the Allstate-Charlotte & Roanoke Mortgage
          Loan other than with respect to defaulted lease claims; and

     o    seventh, any remaining amount to the related borrower to the extent required under the related mortgage loan documents and all other amounts to the Allstate-Charlotte & Roanoke Mortgage Loan and the
          Allstate-Charlotte & Roanoke B Note, pro rata, based on the initial original principal balance.

SERVICING OF THE FARMER'S NEW WORLD HEADQUARTERS A/B MORTGAGE LOAN

     Mortgage Loan No. 45 (referred to herein as the "Farmer's New World
Headquarters Mortgage Loan") is secured by the related mortgaged property. The
Farmer's New World Headquarters Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $30,200,000, representing 1.1% of the Initial
Pool Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Farmer's New World
Headquarters B Note") that had an original principal balance of $2,902,232. The
Farmer's New World Headquarters B Note is not an asset of the trust.

     In the event that certain defaults exist under the Farmer's New World
Headquarters Mortgage Loan or the Farmer's New World Headquarters B Note, the
holder of the Farmer's New World Headquarters B Note will have the right, in certain circumstances, to make cure payments and cure other defaults with respect to the Farmer's New

                                      S-165

World Headquarters Mortgage Loan and to purchase the Farmer's New World
Headquarters Mortgage Loan for a price generally equal to the outstanding principal balance of the Farmer's New World Headquarters Mortgage Loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and
Advances relating to, the Farmer's New World Headquarters Mortgage Loan and
other amounts payable to the holder of the Farmer's New World Headquarters
Mortgage Loan under the mortgage loan documents (other than any applicable
Prepayment Premium or comparable yield maintenance amount payable on default)
and interest on those amounts at the prime rate as set forth in The Wall Street
Journal. In addition, in certain circumstances as set forth in the Farmer's New
World Headquarters Intercreditor Agreement, the master servicer or special servicer, as applicable, is required to take actions to prevent and cure any default by the borrower/landlord under the lease and prevent a termination of such leases by using commercially reasonable efforts to cause the related borrower to perform the landlord's obligations under such lease. In addition, the holder of the Farmer's New World Headquarters B Note is given certain rights pursuant to the Farmer's New World Headquarters Intercreditor Agreement, which include, among other items: (i) directing defaulted lease claims of the borrower against a defaulting or bankrupt tenant prior to foreclosure to the extent the holder of either the Farmer's New World Headquarters Mortgage Loan or the
Farmer's New World Headquarters B Note is entitled to do so under the mortgage loan documents, (ii) in the event that the master servicer or the special servicer fails to cure a lease termination condition within the time period provided, taking action to prevent and cure any lessor lease default and any lease termination condition, including making Servicing Advances, (iii)
directing the master servicer or the special servicer to enforce the rights of the holder of the Farmer's New World Headquarters B Note under the loan documents to receive the proceeds of defaulted lease claims, (iv) requiring foreclosure of the mortgage upon certain defaults under the loan documents, subject to the right of the master servicer or the special servicer to cure any such default and prevent such foreclosure, (v) approving (together with the master servicer or the special servicer) any modifications to the Farmer's New
World Headquarters A/B Mortgage Loan that affect the rights of the related borrower or the holder of the Farmer's New World Headquarters B Note under the credit lease or the assignment of the credit lease as collateral for the
Farmer's New World Headquarters Mortgage Loan, (vi) consenting to certain foreclosure actions, and (vii) restrictions on the modification of the loan documents and the prohibition of the master servicer and the special servicer from waiving rights under the related loan documents in a manner that would have a material adverse effect on the holder of the Farmer's New World Headquarters B
Note. LaSalle Bank National Association originated the Farmer's New World
Headquarters A/B Mortgage Loan and sold the Farmer's New World Headquarters B
Note to Caplease, LP, which is the holder of the Farmer's New World Headquarters
B Note. Caplease, LP may sell the Farmer's New World Headquarters B Note subject to the terms of the Farmer's New World Headquarters Intercreditor Agreement.

     Distributions. Under the terms of the Farmer's New World Headquarters
Intercreditor Agreement, on each payment date, all amounts received from or on behalf of the borrower (other than early payments of rent and proceeds of a defaulted lease claim) will, after payment of the servicing and other fees and expenses under the related servicing agreement, be applied in the following order of priority:

     o    first, to the holder of the Farmer's New World Headquarters Mortgage
          Loan in an amount equal to the accrued and unpaid interest on the
          Farmer's New World Headquarters Mortgage Loan principal balance at the non-default interest rate on such loan;

     o    second, to the holder of the Farmer's New World Headquarters Mortgage
          Loan in an amount equal to the scheduled principal payments, if any, due with respect to the Farmer's New World Headquarters Mortgage Loan or, upon acceleration of all amounts due and payable on the Farmer's
          New World Headquarters Mortgage Loan, the principal balance of the
          Farmer's New World Headquarters Mortgage Loan until paid in full;

     o    third, to fund reserve accounts provided for in the related mortgage loan documents and any other amounts required to be applied following payment of interest and principal then due on the Farmer's New World
          Headquarters Mortgage Loan in accordance with the terms of the related lockbox agreement or other related mortgage loan documents, including, as applicable, amounts required to fund any escrow accounts or to pay taxes or insurance and any insurance proceeds required to be applied to the repair of the related mortgaged property;

                                      S-166

     o    fourth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the accrued and unpaid interest on the Farmer's New
          World Headquarters B Note at the non-default interest rate on such loan;

     o    fifth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the scheduled principal payments, if any, due with respect to the Farmer's New World Headquarters B Note or, upon acceleration of all amounts due and payable on the Farmer's New World
          Headquarters B Note, the principal balance of the Farmer's New World
          Headquarters B Note until paid in full;

     o    sixth, any unscheduled payment on the Farmer's New World Headquarters
          A/B Mortgage Loan (other than proceeds of a defaulted lease claim, but including without limitation lump sum payments under any lease enhancement policy), shall be paid sequentially to the holder of the
          Farmer's New World Headquarters Mortgage Loan until the holder of the
          Farmer's New World Headquarters Mortgage Loan has been paid in full, and then to the holder of the Farmer's New World Headquarters B Note until the holder of the Farmer's New World Headquarters B Note has been paid in full;

     o    seventh, any Prepayment Premium, to the extent actually paid, shall be paid to the holder of the Farmer's New World Headquarters Mortgage
          Loan and the holder of the Farmer's New World Headquarters B Note, pro rata, in the same proportion as the respective amounts payable to each when the Prepayment Premium for each of the mortgage loans is separately computed on the prepaid amounts of the Farmer's New World
          Headquarters Mortgage Loan principal balance and the Farmer's New
          World Headquarters B Note principal balance at the respective interest rates;

     o    eighth, to the holder of the Farmer's New World Headquarters B Note
          (or any party which has made a property advance on its behalf), the amount necessary to reimburse the holder of the Farmer's New World
          Headquarters B Note for any property advance or cure payment made by it in accordance with the terms of the Farmer's New World Headquarters
          Intercreditor Agreement;

     o    ninth, to the holder of the Farmer's New World Headquarters Mortgage
          Loan in an amount equal to any default interest attributable to such loan;

     o    tenth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to any default interest attributable to such loan; and

     o    eleventh, any remaining amount to be paid to the borrower, to the extent required by the mortgage loan documents, and otherwise to the holder of the Farmer's New World Headquarters Mortgage Loan and the
          Farmer's New World Headquarters B Note, pro rata, based on their original principal balances.

     Proceeds of Defaulted Lease Claim. All proceeds resulting from a claim for accelerated future rent under the related credit tenant lease following a default, after taking account of any reduction resulting from a mitigation of damages after re-leasing of the related mortgaged property or any limitation arising under Section 502(b)(6) of the Bankruptcy Code, shall be applied in the following order of priority:

     o    first, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the amount necessary to reimburse such party for any property advance or cure payment made by such party;

     o    second, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the accrued and unpaid interest on such loan at the non-default interest rate on such loan;

     o    third, to the holder of the Farmer's New World Headquarters B Note in an amount equal to scheduled principal payments, or upon acceleration of the Farmer's New World Headquarters B Note, the principal balance of the Farmer's New World Headquarters B Note until paid in full;

     o    fourth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to any Prepayment Premium attributable to such loan to the extent actually paid;

                                      S-167

     o    fifth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to any default interest attributable to such loan;

     o    sixth, to the trust fund any excess amount to be applied in the order or priority of payments on the Farmer's New World Headquarters
          Mortgage Loan other than with respect to defaulted lease claims; and

     o    seventh, any remaining amount to the related borrower to the extent required under the related mortgage loan documents and all other amounts to the Farmer's New World Headquarters Mortgage Loan and the
          Farmer's New World Headquarters B Note, pro rata, based on the initial original principal balance.

SERVICING OF THE FAIRMONT TERRACE APARTMENTS A/B MORTGAGE LOAN

     Mortgage Loan No. 132 (referred to herein as the "Fairmont Terrace
Apartments Mortgage Loan") is secured by the related mortgaged property. The
Fairmont Terrace Apartments Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $7,522,542, representing 0.3% of the Initial Pool
Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Fairmont Terrace Apartments B
Note") that had an original principal balance of $467,000. The Fairmont Terrace
Apartments B Note is not an asset of the trust.

     Servicing Provisions of the Fairmont Terrace Apartments Intercreditor
Agreement. The master servicer and the special servicer will service and administer the Fairmont Terrace Apartments A/B Mortgage Loan pursuant to the
Pooling and Servicing Agreement and the Fairmont Terrace Apartments
Intercreditor Agreement for so long as the Fairmont Terrace Apartments Mortgage
Loan is part of the trust; provided that prior to an event of default under the related mortgage loan documents with respect to the Fairmont Terrace Apartments
A/B Mortgage Loan, the servicer of the Fairmont Terrace Apartments B Note will collect its principal and interest payments directly from the borrower. The master servicer and/or the special servicer may not enter into amendments, modifications or extensions of the Fairmont Terrace Apartments A/B Mortgage Loan
if the proposed amendment, modification or extension adversely affects the holder of the Fairmont Terrace Apartments B Note in a material manner without the consent of the holder of the Fairmont Terrace Apartments B Note; provided, however, that such consent right will expire when the repurchase period described below under "--Purchase Options" expires.

     Application of Payments on the Fairmont Terrace Apartments A/B Mortgage
Loan. Pursuant to the Fairmont Terrace Apartments Intercreditor Agreement and
prior to the occurrence of (i) the acceleration of the Fairmont Terrace
Apartments A/B Mortgage Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, the borrower will make separate monthly payments of principal and interest to the master servicer and the servicer of the Fairmont Terrace Apartments B Note. Any escrow and reserve payments required in respect of the Fairmont Terrace Apartments A/B Mortgage
Loan will be paid to the master servicer.

     Following the occurrence and during the continuance of (i) the acceleration of the Fairmont Terrace Apartments A/B Mortgage Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, and subject to certain rights of the holder of the Fairmont Terrace
Apartments B Note to purchase the Fairmont Terrace Apartments Mortgage Loan from the trust, all payments and proceeds (of whatever nature) on the Fairmont
Terrace Apartments B Note will be subordinated to all payments due on the
Fairmont Terrace Apartments Mortgage Loan, and the amounts with respect to the
Fairmont Terrace Apartments Mortgage Loan and the Fairmont Terrace Apartments B
Note will be paid:

     First, to the master servicer, special servicer, trustee or paying agent, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed Advances and interest thereon;

     Second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees earned by such entity;

     Third, to the trust, in an amount equal to interest due with respect to the
Fairmont Terrace Apartments Mortgage Loan;

                                      S-168

     Fourth, to the trust, in an amount equal to the principal balance of the
Fairmont Terrace Apartments Mortgage Loan until paid in full;

     Fifth, to the trust, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the Fairmont Terrace Apartments Mortgage
Loan;

     Sixth, to the holder of the Fairmont Terrace Apartments B Note, up to the amount of any unreimbursed costs and expenses paid by the holder of the Fairmont
Terrace Apartments B Note;

     Seventh, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to interest due with respect to the Fairmont Terrace Apartments B
Note;

     Eighth, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to the principal balance of the Fairmont Terrace Apartments B Note until paid in full;

     Ninth, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the Fairmont Terrace Apartments B Note;

     Tenth, to the trust and then to the holder of the Fairmont Terrace
Apartments B Note, in an amount equal to any unpaid default interest accrued on the Fairmont Terrace Apartments A/B Mortgage Loan and the Fairmont Terrace
Apartments B Note, respectively;

     Eleventh, to the trust and the holder of the Fairmont Terrace Apartments B
Note on a pro rata basis based upon their respective Percentage Interests determined as of the date of origination of the Fairmont Terrace Apartments A/B
Mortgage Loan, in an amount equal to late payment charges actually received or collected, other than Prepayment Premiums or default interest, that are not payable to any of the master servicer, the special servicer or the trustee; and

     Twelfth, any excess, to the trust as holder of the Fairmont Terrace
Apartments Mortgage Loan and the holder of the Fairmont Terrace Apartments B
Note, pro rata, based upon their respective Percentage Interests determined as of the date of origination of the Fairmont Terrace Apartments A/B Mortgage Loan.

     With respect to the foregoing waterfall, if within 90 days of the occurrence of a monetary event of default, (i) the related mortgage borrower has paid to the master servicer or special servicer an amount (or amounts are otherwise available to such servicer which are) sufficient to cure such monetary event of default (without taking into consideration certain excess interest and late charges), (ii) no other material event of default has occurred and is continuing, (iii) the master servicer or special servicer has determined, according to the applicable servicing standards, that a workout which would maintain the current scheduled monthly payments on the Fairmont Terrace
Apartments Mortgage Loan and the Fairmont Terrace Apartments B Note is the
course of action it would pursue in addressing such material event of default, and (iv) the master servicer or special servicer, consistent with such servicing standards, has determined to waive or defer collection of all or a portion of unpaid default interest and late charges, if any, such servicer may apply such amount paid by the related mortgage borrower or otherwise available (net of any amounts then due and payable to such servicer, the trustee or fiscal agent under the Pooling and Servicing Agreement) in accordance with the following priority:

     First, to the holder of the Fairmont Terrace Apartments Mortgage Loan in an
amount equal to the accrued and unpaid interest on the Fairmont Terrace
Apartments Mortgage Loan principal balance at the Fairmont Terrace Apartments
Mortgage Loan interest rate;

     Second, to the holder of the Fairmont Terrace Apartments Mortgage Loan, in an amount equal to any current and delinquent scheduled principal payments on the Fairmont Terrace Apartments Mortgage Loan;

     Third, to the holder of the Fairmont Terrace Apartments B Note in an amount equal to the accrued and unpaid interest on the Fairmont Terrace Apartments B
Note principal balance at the Fairmont Terrace Apartments B Note interest rate;
and

                                      S-169

     Fourth, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to any current and delinquent scheduled principal payments on the
Fairmont Terrace Apartments B Note.

     Following the purchase of the Fairmont Terrace Apartments Mortgage Loan by the holder of the Fairmont Terrace Apartments B Note, the holder of the Fairmont
Terrace Apartments Mortgage Loan will no longer have the right to payments under the Fairmont Terrace Apartments Intercreditor Agreement or in connection with the Fairmont Terrace Apartments A/B Mortgage Loan, except for the payment of the purchase price, calculated pursuant to the Fairmont Terrace Apartments
Intercreditor Agreement, and the holder of the Fairmont Terrace Apartments
Mortgage Loan's rights in respect of the related mortgage loan documents will terminate, except for any indemnities or the like granted to the lender under the related mortgage loan documents.

     Application of Amounts Paid to the Trust in Respect of the Fairmont Terrace
Apartments A/B Mortgage Loan. Amounts payable to the trust as holder of the
Fairmont Terrace Apartments Mortgage Loan pursuant to the Fairmont Terrace
Apartments Intercreditor Agreements will be included in the Available
Distribution Amount for each Distribution Date to the extent described in this prospectus supplement, and amounts payable to the holders of the Fairmont
Terrace Apartments B Note will be distributed to such holder net of fees and expenses on the Fairmont Terrace Apartments B Note.

     Purchase Options. In the event that (i) any payment of principal or interest on the Fairmont Terrace Apartments Mortgage Loan or its Fairmont
Terrace Apartments B Note becomes 90 or more days delinquent, (ii) the principal balance of the Fairmont Terrace Apartments Mortgage Loan or its Fairmont Terrace
Apartments B Note has been accelerated, (iii) the principal balance of the
Fairmont Terrace Apartments Mortgage Loan or its Fairmont Terrace Apartments B
Note is not paid at maturity, (iv) the borrower under the Fairmont Terrace
Apartments A/B Mortgage Loan declares bankruptcy or is otherwise the subject of a bankruptcy proceeding or (v) any other event where the cash flow payment under the Fairmont Terrace Apartments B Note has been interrupted and payments are made pursuant to the event of default waterfall, the holder of the Fairmont
Terrace Apartments B Note will be entitled to purchase the Fairmont Terrace
Apartments Mortgage Loan from the trust for a period of 30 days after its receipt of a repurchase Option notice, subject to certain conditions set forth in the Fairmont Terrace Apartments Intercreditor Agreement. The purchase price will generally equal the unpaid principal balance of the Fairmont Terrace
Apartments Mortgage Loan, together with all Unpaid Interest on the Fairmont
Terrace Apartments Mortgage Loan (other than default interest) at the related mortgage rate and any outstanding servicing expenses, Advances and interest on
Advances for which the borrower under the Fairmont Terrace Apartments A/B
Mortgage Loan is responsible. Unless the borrower or an affiliate is purchasing the Fairmont Terrace Apartments Mortgage Loan, no prepayment consideration will be payable in connection with such purchase of the Fairmont Terrace Apartments
Mortgage Loan.

SERVICING OF THE FAMSA RETAIL BUILDING A/B MORTGAGE LOAN

     Mortgage Loan No. 192 (referred to herein as the "FAMSA Retail Building
Mortgage Loan") is secured by the related mortgaged property. The FAMSA Retail
Building Mortgage Loan has an outstanding principal balance as of the Cut-off
Date of $4,435,860, representing 0.2% of the Initial Pool Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "FAMSA Retail Building B Note") that had an original principal balance of $290,000. The FAMSA Retail Building B Note is not an asset of the trust.

     Servicing Provisions of the FAMSA Retail Building Intercreditor Agreement.
The master servicer and the special servicer will service and administer the
FAMSA Retail Building A/B Mortgage Loan pursuant to the Pooling and Servicing
Agreement and the FAMSA Retail Building Intercreditor Agreement for so long as the FAMSA Retail Building Mortgage Loan is part of the trust; provided that prior to an event of default under the related mortgage loan documents with respect to the FAMSA Retail Building A/B Mortgage Loan, the servicer of the
FAMSA Retail Building B Note will collect its principal and interest payments directly from the borrower. The master servicer and/or the special servicer may not enter into amendments, modifications or extensions of the FAMSA Retail
Building A/B Mortgage Loan if the proposed amendment, modification or extension adversely affects the holder of the FAMSA Retail Building B Note in a material manner without the consent of the holder of the FAMSA Retail Building B Note;
provided, however, that such consent right will expire when the repurchase period described below under "--Purchase Options" expires.

                                      S-170

     Application of Payments on the FAMSA Retail Building A/B Mortgage Loan.
Pursuant to the FAMSA Retail Building Intercreditor Agreement and prior to the occurrence of (i) the acceleration of the FAMSA Retail Building A/B Mortgage
Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, the borrower will make separate monthly payments of principal and interest to the master servicer and the servicer of the FAMSA
Retail Building B Note. Any escrow and reserve payments required in respect of the FAMSA Retail Building Mortgage Loan or the FAMSA Retail Building B Note will be paid to the master servicer.

     Following the occurrence and during the continuance of (i) the acceleration of the FAMSA Retail Building A/B Mortgage Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, and subject to certain rights of the holder of the FAMSA Retail Building B Note to purchase the FAMSA Retail Building Mortgage Loan from the trust, all payments and proceeds (of whatever nature) on the FAMSA Retail Building B Note will be subordinated to all payments due on the FAMSA Retail Building Mortgage Loan, and the amounts with respect to the FAMSA Retail Building Mortgage Loan and the
FAMSA Retail Building B Note will be paid:

     First, to the master servicer, special servicer, trustee or paying agent, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed Advances and interest thereon;

     Second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees earned by such entity;

     Third, to the trust, in an amount equal to interest due with respect to the
FAMSA Retail Building Mortgage Loan;

     Fourth, to the trust, in an amount equal to the principal balance of the
FAMSA Retail Building Mortgage Loan until paid in full;

     Fifth, to the trust, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the FAMSA Retail Building Mortgage Loan;

     Sixth, to the holder of the FAMSA Retail Building B Note, up to the amount of any unreimbursed costs and expenses paid by the holder of the FAMSA Retail
Building B Note;

     Seventh, to the holder of the FAMSA Retail Building B Note, in an amount equal to interest due with respect to the FAMSA Retail Building B Note;

     Eighth, to the holder of the FAMSA Retail Building B Note, in an amount equal to the principal balance of the FAMSA Retail Building B Note until paid in full;

     Ninth, to the holder of the FAMSA Retail Building B Note, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the
FAMSA Retail Building B Note;

     Tenth, to the trust and then to the holder of the FAMSA Retail Building B
Note, in an amount equal to any unpaid default interest accrued on the FAMSA
Retail Building Mortgage Loan and the FAMSA Retail Building B Note,
respectively;

     Eleventh, to the trust and the holder of the FAMSA Retail Building B Note on a pro rata basis based upon their respective Percentage Interests determined as of the date of origination of the FAMSA Retail Building A/B Mortgage Loan), in an amount equal to late payment charges actually received or collected, other than Prepayment Premiums or default interest, that are not payable to any of the master servicer, the special servicer or the trustee; and

     Twelfth, any excess, to the trust as holder of the FAMSA Retail Building
Mortgage Loan and the holder of the FAMSA Retail Building B Note, pro rata, based upon their respective Percentage Interests determined as of the date of origination of the FAMSA Retail Building A/B Mortgage Loan.

                                      S-171

     With respect to the foregoing waterfall, if within 90 days of the occurrence of a monetary event of default, (i) the related mortgage borrower has paid to the master servicer or special servicer an amount (or amounts are otherwise available to such servicer which are) sufficient to cure such monetary event of default (without taking into consideration certain excess interest and late charges), (ii) no other material event of default has occurred and is continuing, (iii) the master servicer or special servicer has determined, according to the applicable servicing standards, that a workout which would maintain the current scheduled monthly payments on the FAMSA Retail Building
Mortgage Loan and the FAMSA Retail Building B Note is the course of action it would pursue in addressing such material event of default, and (iv) the master servicer or special servicer, consistent with such servicing standards, has determined to waive or defer collection of all or a portion of unpaid default interest and late charges, if any, such servicer may apply such amount paid by the related mortgage borrower or otherwise available (net of any amounts then due and payable to such servicer, the trustee or fiscal agent under the
Servicing Agreement) in accordance with the following priority:

     First, to the holder of the FAMSA Retail Building Mortgage Loan in an amount equal to the accrued and unpaid interest on the FAMSA Retail Building
Mortgage Loan principal balance at the FAMSA Retail Building Mortgage Loan interest rate;

     Second, to the holder of the FAMSA Retail Building Mortgage Loan, in an amount equal to any current and delinquent scheduled principal payments on the
FAMSA Retail Building Mortgage Loan;

     Third, to the holder of the FAMSA Retail Building B Note in an amount equal to the accrued and unpaid interest on the FAMSA Retail Building B Note principal balance at the FAMSA Retail Building B Note interest rate; and

     Fourth, to the holder of the FAMSA Retail Building B Note, in an amount equal to any current and delinquent scheduled principal payments on the FAMSA
Retail Building B Note.

     Following the purchase of the FAMSA Retail Building Mortgage Loan by the holder of the FAMSA Retail Building B Note, the holder of the FAMSA Retail
Building Mortgage Loan will no longer have the right to payments under the FAMSA
Retail Building Intercreditor Agreement or in connection with the FAMSA Retail
Building A/B Mortgage Loan, except for the payment of the purchase price, calculated pursuant to the FAMSA Retail Building Intercreditor Agreement, and
the holder of the FAMSA Retail Building Mortgage Loan's rights in respect of the related mortgage loan documents will terminate, except for any indemnities or the like granted to the lender under the related mortgage loan documents.

     Application of Amounts Paid to the Trust in Respect of the FAMSA Retail
Building A/B Mortgage Loan. Amounts payable to the trust as holder of the FAMSA
Retail Building Mortgage Loan pursuant to the FAMSA Retail Building
Intercreditor Agreements will be included in the Available Distribution Amount for each Distribution Date to the extent described in this prospectus supplement, and amounts payable to the holders of the FAMSA Retail Building B
Note will be distributed to such holder net of fees and expenses on the FAMSA
Retail Building B Note.

     Purchase Options. In the event that (i) any payment of principal or interest on the FAMSA Retail Building Mortgage Loan or the FAMSA Retail Building
B Note becomes 90 or more days delinquent, (ii) the principal balance of the
FAMSA Retail Building Mortgage Loan or the FAMSA Retail Building B Note has been accelerated, (iii) the principal balance of the FAMSA Retail Building Mortgage
Loan or the FAMSA Retail Building B Note is not paid at maturity, (iv) the borrower under the FAMSA Retail Building A/B Mortgage Loan declares bankruptcy or is otherwise the subject of a bankruptcy proceeding or (v) any other event where the cash flow payment under the FAMSA Retail Building B Note has been interrupted and payments are made pursuant to the event of default waterfall, the holder of the FAMSA Retail Building B Note will be entitled to purchase the
FAMSA Retail Building Mortgage Loan from the trust for a period of 30 days after its receipt of a repurchase Option notice, subject to certain conditions set forth in the FAMSA Retail Building Intercreditor Agreement. The Purchase Price
will generally equal the unpaid principal balance of the FAMSA Retail Building
Mortgage Loan, together with all Unpaid Interest on the FAMSA Retail Building
Mortgage Loan (other than default interest) at the related mortgage rate and any outstanding servicing expenses, Advances and interest on Advances for which the borrower under the FAMSA Retail Building A/B Mortgage Loan is responsible.
Unless the borrower or an affiliate is purchasing the

                                      S-172

FAMSA Retail Building Mortgage Loan, no prepayment consideration will be payable in connection with such purchase of the FAMSA Retail Building Mortgage Loan.

Master Servicer Compensation

     The master servicer will be entitled to a Master Servicing Fee equal to the
Master Servicing Fee Rate applied to the outstanding Scheduled Principal Balance of each mortgage loan, including REO Properties. The master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on Escrow
Accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer as provided in the Pooling and Servicing Agreement or any primary or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any Advances and additional trust fund expenses pursuant to the terms of the Pooling and Servicing Agreement.

     The related Master Servicing Fee and certain other compensation payable to the Master Servicer will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be made by the master servicer on such Distribution Date. Any Net Aggregate Prepayment Interest
Shortfall will be allocated as presented under "Description of the Offered
Certificates--Distributions--Prepayment Interest Shortfalls and Prepayment
Interest Excesses" in this prospectus supplement. If Prepayment Interest
Excesses for all mortgage loans other than Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

     In addition, the master servicer will be entitled to 50% of all assumption fees received in connection with any mortgage loans which are non-Specially
Serviced Mortgage Loans that require special servicer consent and 100% of such fees on non-Specially Serviced Mortgage Loans that do not require special servicer consent. The special servicer will generally be entitled to approve assumptions.

     In the event that Wells Fargo resigns or is no longer master servicer for any reason, Wells Fargo will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the Master
Servicing Fee as compensation.

EVENTS OF DEFAULT

     If an Event of Default described under the third, fourth, eighth or ninth bullet or the last paragraph under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the
Depositor gives written notice to the master servicer that the master servicer is terminated. If an Event of Default described under the first, second, fifth, sixth or seventh bullet under the definition of "Event of Default" under the
"Glossary of Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate immediately upon the date which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. After any
Event of Default, the trustee may elect to terminate the master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the Certificate Balance of all certificates so direct the trustee. Notwithstanding the foregoing, and in accordance with the
Pooling and Servicing Agreement, if an Event of Default occurs primarily by reason of the occurrence of a default of a primary servicer or of certain sub-servicers under the related primary servicing or sub-servicing agreement, then the initial master servicer shall have the right to require that any successor master servicer enter into a primary servicing or sub-servicing agreement with the initial master servicer with respect to all the mortgage loans as to which the primary servicing of sub-servicing default occurred.

     Upon termination of the master servicer under the Pooling and Servicing
Agreement, all authority, power and rights of the master servicer under the
Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to indemnification, unpaid servicing compensation

                                      S-173

or unreimbursed Advances and related interest or its portion of the Excess
Servicing Fee, provided that in no event shall the termination of the master servicer be effective until a successor servicer shall have succeeded the master servicer as successor servicer, subject to approval by the Rating Agencies, notified the master servicer of such designation, and such successor servicer shall have assumed the master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing
Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing
Agreement. However, if the master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and
Servicing Agreement or transfer the duties of the master servicer to a successor servicer who has satisfied such conditions. Pursuant to the Pooling and
Servicing Agreement, a successor master servicer must (i) be a servicer to which the Rating Agencies have confirmed in writing that the transfer of servicing will not result in a withdrawal, downgrade or qualification of the then current ratings on the Certificates and (ii) if it is a master servicer, assume the obligations under the primary servicing agreements entered into by the predecessor master servicer.

     However, if the master servicer is terminated solely due to an Event of
Default described in the eighth or ninth bullet or the last paragraph of the definition of Event of Default, and prior to being replaced as described in the previous paragraph the terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the Pooling and Servicing
Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the master servicer will be effective when such servicer has succeeded the master servicer, as successor servicer and such successor servicer has assumed the master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and
Servicing Agreement. If a successor master servicer is not appointed within thirty days, the master servicer will be replaced by the trustee as described in the previous paragraph.

     The Pooling and Servicing Agreement does not provide for any successor master servicer to receive any compensation in excess of that paid to the predecessor master servicer. The predecessor master servicer is required to cooperate with respect to the transfer of servicing and to pay for the expenses of its termination and replacement if such termination is due to an Event of
Default or voluntary resignation.

Special Servicer Compensation

     The special servicer will be entitled to receive:

     o    a Special Servicing Fee;

     o    a Workout Fee; and

     o    a Liquidation Fee.

     The Special Servicing Fee will be payable monthly from general collections on all the mortgage loans in the Mortgage Pool and, to the extent of the Trust's interest in the mortgage loan, any foreclosure properties, prior to any distribution of such collections to Certificateholders. The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated
Mortgage Loans while it acted as special servicer and remained Rehabilitated
Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

                                      S-174

     The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on
Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for REO Property collections, and other charges specified in the Pooling and Servicing Agreement.
The Special Servicing Fee, the Liquidation Fee and the Workout Fee will be obligations of the trust and will represent Expense Losses. The Special Servicer
Compensation will be payable in addition to the Master Servicing Fee payable to the master servicer.

     In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation.

     As described in this prospectus supplement under "--The Operating Adviser,"
the Operating Adviser (or any B Note holder to the extent described under
"Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton Loan Group and
the A/B Mortgage Loans" above) will have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

Termination of Special Servicer

     The trustee may, and the Operating Adviser may direct the trustee to, terminate the special servicer upon a Special Servicer Event of Default. The termination of the special servicer will be effective when such successor special servicer has succeeded the special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing
Agreement. If a successor special servicer is not appointed within the time periods set forth in the Pooling and Servicing Agreement, the special servicer may be replaced by the Operating Adviser as described in the Pooling and
Servicing Agreement. The Pooling and Servicing Agreement does not provide for any successor special servicer to receive any compensation in excess of that paid to the predecessor special servicer. The predecessor special servicer is required to cooperate with respect to the transfer of servicing and to pay for the expenses of its termination and replacement, if such termination is due to a
Special Servicer Event of Default or voluntary resignation.

     Notwithstanding anything to the contrary contained in this prospectus supplement, with respect to the Ritz-Carlton Loan Group, to the extent that no
Ritz-Carlton B Note Control Appraisal Event exists and to the extent that the holder of 50% or more of the Ritz-Carlton B Note is not an affiliate of the mortgage loan borrower, the holder of the Ritz-Carlton B Note or its designee has and shall have the right to appoint and replace the special servicer for the
Ritz-Carlton Loan Groups with a qualified special servicer as set forth in the
Pooling and Servicing Agreement. The holder of the Ritz-Carlton B Note must pay any expenses incurred by the holder of the Ritz-Carlton Pari Passu Loan in connection with such replacement. If a Ritz-Carlton B Note Control Appraisal
Event has occurred and is continuing or if the holder or holders of more than
50% of the principal balance of the Ritz-Carlton B Note is an affiliate of the mortgage loan borrower, the holder of the Ritz-Carlton Pari Passu Loan succeeds to the holder of the Ritz-Carlton B Note's rights described above.

     In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

     An Operating Adviser appointed by the holders of a majority of the
Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii)
within ten (10) business days of receiving

                                      S-175

notice in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

     o    any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term of a mortgage loan or A/B Mortgage Loan or an extension of the original maturity date;

     o    any foreclosure or comparable conversion of the ownership of a mortgaged property;

     o    any proposed sale of a defaulted mortgage loan or A/B Mortgage Loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the
          Offered Certificates--Optional Termination";

     o    any determination to bring an REO Property into compliance with applicable environmental laws;

     o    any release of or acceptance of substitute or additional collateral for a mortgage loan or A/B Mortgage Loan;

     o    any acceptance of a discounted payoff;

     o    any waiver or consent to a waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan or A/B
          Mortgage Loan;

     o    any release of collateral for a Specially Serviced Mortgage Loan or
          A/B Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan);

     o    any franchise changes or management company changes to which the special servicer is required to consent;

     o    certain releases of any Escrow Accounts, Reserve Accounts or letters of credit;

     o    any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan or A/B Mortgage Loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

     In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing
Agreement).

     At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser which election will be held commencing as soon as practicable thereafter.

     The Operating Adviser shall be responsible for its own expenses.

                                      S-176

     We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the Class S
Certificates (which will be the initial Controlling Class), and will be the initial Operating Adviser.

     Notwithstanding the foregoing, the master servicer or special servicer may reject any advice, direction or objection by the Operating Adviser if such advice, direction or objection would-

     o    require or cause the master servicer or special servicer to violate any law of any applicable jurisdiction;

     o    require or cause the master servicer or special servicer to violate the provisions of the Pooling and Servicing Agreement, including those requiring the master servicer or special servicer to act in accordance with the Servicing Standard under the Pooling and Servicing Agreement and not to impair the status of any REMIC created under the Pooling and Servicing Agreement as a REMIC; and

     o    require or cause the master servicer or special servicer to violate the terms of a mortgage loan or any applicable intercreditor, co-lender or similar agreement

     Neither the master servicer nor special servicer will follow any such direction or initiate any such actions. The rights of the Operating Adviser are subject to the rights of any holder of a B Note as described under "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton Loan Group and the A/B
Mortgage Loans."

MORTGAGE LOAN MODIFICATIONS

     Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement and any applicable intercreditor agreement, the master servicer may amend any term (other than a Money Term) of a mortgage loan, B Note or Serviced Companion Mortgage Loan that is not a
Specially Serviced Mortgage Loan and may extend the maturity date of any Balloon
Loan, other than a Specially Serviced Mortgage Loan, to a date not more than 60 days beyond the original maturity date.

     Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

     o    reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or
          Yield Maintenance Charge;

     o    reduce the amount of the Scheduled Payment on any Specially Serviced
          Mortgage Loan, including by way of a reduction in the related mortgage rate;

     o    forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

     o    extend the maturity date of any Specially Serviced Mortgage Loan;
          and/or

     o    accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would result in a recovery to Certificateholders equal to or exceeding the recovery to Certificateholders (or if the related mortgage loan relates to a
B Note or Serviced Companion Mortgage Loan, equal to or exceeding the recover to
Certificateholders and the holders of such B Note or Serviced Companion Mortgage
Loan, as a collective whole) on a net present value basis, from liquidation as demonstrated in writing by the special servicer to the trustee and the paying agent.

                                      S-177

     In no event, however, will the special servicer be permitted to:

     o    extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is five years prior to the Rated Final Distribution Date;
          or

     o    if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

     Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered Certificates--Distributions--Subordination;
Allocation of Losses and Expenses" in this prospectus supplement.

     The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

SALE OF DEFAULTED MORTGAGE LOANS

     The Pooling and Servicing Agreement grants to (a) the holder of the certificates representing the greatest Percentage Interest in the Controlling
Class and (b) the special servicer, in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its
Balloon Payment). The "Option Purchase Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. Prior to the Special Servicer's determination of fair value referred to in the preceding sentence, the fair value of a mortgage loan shall be deemed to be an amount equal to the Purchase Price plus (i) any prepayment penalty or
Yield Maintenance Charge then payable upon the prepayment of such mortgage loan and (ii) the reasonable fees and expenses of the special servicer, the master servicer and the Trustee incurred in connection with the sale of the mortgage loan. In determining fair value, the special servicer shall take into account, among other factors, the results of any appraisal obtained in accordance with the Pooling and Servicing Agreement within the prior twelve months; any views on fair value expressed by independent investors in comparable mortgage loans
(provided that the special servicer shall not be obligated to solicit such views); the period and amount of any delinquency; whether to the Special
Servicer's actual knowledge, the mortgage loan is in default to avoid a prepayment restriction; the physical condition of the related mortgaged property; the state of the local economy; the expected recoveries from the mortgage loan if the special servicer were to pursue a workout or foreclosure strategy instead of the Option being exercised; and the Trust's obligation to dispose of any REO Property as soon as practicable consistent with the objective of maximizing proceeds for all Certificateholders. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest
Percentage Interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase equal to fair value.

     The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a Rehabilitated
Mortgage Loan, (ii) been subject to a work-out arrangement, (iii) been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note or mezzanine loan pursuant to a purchase option set forth in the related intercreditor agreement.

                                      S-178

     Additionally, each holder of a B Note may have a purchase Option with respect to defaulted mortgage loans under the related intercreditor agreement and to the extent described under "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton Loan Group and the A/B Mortgage Loans" above.

FORECLOSURES

     The special servicer may at any time, with notification to and consent of the Operating Adviser (or B Note designee, if applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

     If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all
Certificateholders (and with respect to any B Note or Serviced Companion
Mortgage Loan, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

     If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property allocated to REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute
"net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate -- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing
Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to
Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to

                                      S-179

consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion, when read in conjunction with the discussion of
"Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates.
However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations.
Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

     For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Federal
Income Tax Consequences--Tiered REMIC Structures" in the prospectus. Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to Excess
Interest and the Excess Interest Sub-account (the "Excess Interest Grantor
Trust"). Upon the issuance of the offered certificates, Latham & Watkins LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming:

     o    the making of proper elections;

     o    the accuracy of all representations made with respect to the mortgage loans;

     o    ongoing compliance with all provisions of the Pooling and Servicing
          Agreement and other related documents and no amendments to them; and

     o    ongoing compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) the Excess Interest
Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) the Class T Certificates will represent a beneficial ownership of the assets of the Excess Interest Grantor Trust.

     The offered certificates will be REMIC Regular Certificates issued by REMIC
III. See "Federal Income Tax Consequences--Taxation of Owners of REMIC Regular
Certificates" in the prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

     The offered certificates will be "real estate assets" within the meaning of
Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section 856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section
856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

     Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered

                                      S-180

certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code.

     The offered certificates will be treated as assets described in Section
7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties and manufactured housing community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the REMIC's assets are assets described in 7701(a)(19)(C)(i) through
7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool"
in this prospectus supplement and "Federal Income Tax Consequences--REMICs" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

     We anticipate that the offered certificates will not be issued with original issue discount for federal income tax purposes. Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder.

     Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income
Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in
the prospectus.

     The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR applied to each mortgage loan until its maturity; provided, that any ARD Loan is assumed to prepay in full on such mortgage loan's
Anticipated Repayment Date. For a description of CPR, see "Yield, Prepayment and
Maturity Considerations" in this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

     Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as described under
"Description of the Offered Certificates--Distributions--Distributions of
Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a
Prepayment Premium or Yield Maintenance Charge should be taxed to the holders of a class of certificates entitled to a Prepayment Premium or Yield Maintenance
Charge. For federal income tax information reporting purposes, Prepayment
Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to Prepayment Premiums or Yield Maintenance
Charges only after the master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected Prepayment Premiums or Yield Maintenance Charges in the
determination of a Certificateholder's projected constant yield to maturity. It appears that Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment
Premiums or Yield Maintenance Charges.

ADDITIONAL CONSIDERATIONS

     The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property.

                                      S-181

Any such taxes imposed on the trust would reduce the amount distributable to the
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

     Federal income tax information reporting duties with respect to the offered certificates and REMIC I, REMIC II and REMIC III will be the obligation of the paying agent, and not of any master servicer.

     For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" and "State and Local Tax Considerations" in the
prospectus.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 11.0% of the Initial Pool
Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

     Under California law, a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under
California law following a nonjudicial sale under a deed of trust. Other
California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                          CERTAIN ERISA CONSIDERATIONS

     ERISA and the Code impose restrictions on Plans that are subject to ERISA and/or Section 4975 of the Code and on persons that are Parties in Interest with respect to such Plans. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and
Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

     Neither ERISA nor the Code defines the term "plan assets." However, the
U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section
4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the

                                      S-182

fiduciary requirements and prohibited transaction provisions of ERISA and
Section 4975 of the Code with respect to the mortgage loans and other trust assets.

     Affiliates of the Depositor, the Underwriters, the master servicer, the special servicer and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the master servicer, the special servicer, the Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section 4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

     In addition, an insurance company proposing to acquire or hold the offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance Co. v.
Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of ERISA,
as added by the Small Business Job Protection Act of 1996, Public Law No.
104-188, and subsequent DOL and judicial guidance. See "--Insurance Company
General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

     With respect to the acquisition and holding of the offered certificates, the DOL has granted to the Underwriters individual prohibited transaction exemptions, which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

     o    the initial purchase, the holding, and the subsequent resale by Plans of certificates evidencing interests in pass-through trusts; and

     o    transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

     The Exemptions as applicable to the offered certificates (and as modified by Prohibited Transaction Exemption 2002-41) set forth the following five general conditions which must be satisfied for exemptive relief:

     o    the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o    the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, Moody's or S & P;

     o    the trustee cannot be an affiliate of any member of the Restricted
          Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicer, the special servicer or any related REO Property and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

     o    the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum

                                      S-183

          of all payments made to and retained by the master servicer, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

     o    the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
          Securities and Exchange Commission under the 1933 Act.

     A fiduciary of a Plan contemplating purchasing any such class of certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of certificates continues to satisfy the second general condition set forth above. The Depositor expects that the third general condition set forth above will be satisfied with respect to each of such classes of certificates. A fiduciary of a Plan contemplating purchasing any such class of certificates must make its own determination that at the time of purchase the general conditions set forth above will be satisfied with respect to any such class of certificate.

     Before purchasing any such class of certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "securities" for purposes of the Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

     Moreover, the Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

     o    the investing Plan fiduciary or its affiliates is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust;

     o    the Plan's investment in each class of certificates does not exceed
          25% of all of the certificates outstanding of that class at the time of the acquisition; and

     o    immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

INSURANCE COMPANY GENERAL ACCOUNTS

     Based on the reasoning of the United States Supreme Court in John Hancock
Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the Small
Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and
Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor
issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

                                      S-184

     Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c)
Regulations, may be treated as "plan assets" of such Plans. Because Section
401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult with their legal counsel with respect to the applicability of Section 401(c).

     Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to the Depositor, the trustee, the paying agent and the master servicer that (1) such acquisition and holding is permissible under applicable law, including the Exemption, will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, and will not subject the Depositor, the trustee, the paying agent or the master servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in DOL Prohibited Transaction Class Exemption 95-60, and
the applicable conditions set forth in PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

     Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The offered certificates will not constitute "mortgage related securities"
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, is subject to significant interpretive uncertainties.

     No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether and to what extent the offered certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions. See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

     The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for us by Latham & Watkins LLP, New York, New York. Certain legal matters will be passed upon for the Underwriters by Latham & Watkins LLP, New York, New York.
Certain legal matters will be passed upon for Morgan Stanley Mortgage Capital
Inc. by Latham & Watkins LLP, for LaSalle Bank National Association by
Cadwalader, Wickersham & Taft LLP, for Wells Fargo Bank, National Association,
in its capacity as master servicer, by Sidley Austin LLP, New York, New York, for LaSalle Bank National Association, in its capacity as paying agent, certificate registrar and authenticating agent, by Kennedy Covington Lobdell &
Hickman, LLP and for J.E. Robert Company, Inc., in its capacity as special servicer, by Kaye Scholer LLP.

                                      S-185

                                     RATINGS

     It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Moody's and S&P.

CLASS             MOODY'S   S&P
-----             -------   ---
Class A-1......     Aaa     AAA
Class A-1A.....     Aaa     AAA
Class A-2......     Aaa     AAA
Class A-3......     Aaa     AAA
Class A-AB.....     Aaa     AAA
Class A-4......     Aaa     AAA
Class A-M......     Aaa     AAA
Class A-J......     Aaa     AAA
Class B........     Aa1     AA+
Class C........     Aa2      AA
Class D........     Aa3     AA-
Class E........     A1       A+
Class F........     A2       A

     It is expected that each of the Rating Agencies identified above will perform ratings surveillance with respect to its ratings for so long as the
Offered Certificates remain outstanding except that a Rating Agency may stop performing ratings surveillance at any time, for among other reasons, if that
Rating Agency does not have sufficient information to allow it to continue to perform ratings surveillance on the certificates. The Depositor has no ability to ensure that the Rating Agencies perform ratings surveillance. Fees for such ratings surveillance have been prepaid by the Depositor. The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

     The ratings of the certificates do not represent any assessment of (1) the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

     There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                      S-186

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and
Servicing Agreement, without exhibits and schedules.

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

     "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note
(or notes) included in the trust.

     "A/B Mortgage Loan" means the Ritz-Carlton Loan Group, the Farmer's New
World Headquarters A/B Mortgage Loan, the Allstate-Charlotte & Roanoke A/B
Mortgage Loan, the FAMSA Retail Building A/B Mortgage Loan and the Fairmont
Terrace Apartments A/B Mortgage Loan or any mortgage loan serviced under the
Pooling and Servicing Agreement that is divided into a senior mortgage note(s)
and a subordinated mortgage note, one or more of which senior mortgage note(s)
is included in the trust. References in this prospectus supplement to an A/B
Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note.

     "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30 day months.

     "Additional Servicer" means each affiliate of the master servicer, MSMC,
LaSalle Bank, the Depositor or any Underwriter that services any of the mortgage loans and each person that is not an affiliate of the master servicer, MSMC,
LaSalle Bank, the Depositor or any Underwriter other than the special servicer, and who services 10% or more of the mortgage loans based on the principal balance of the mortgage loans.

     "Administrative Cost Rate" will equal the sum of the related Master
Servicing Fee Rate, the Excess Servicing Fee Rate and the Trustee Fee Rate for
any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix II.

     "Advance Rate" means a rate equal to the "Prime Rate" as reported in The
Wall Street Journal from time to time.

     "Advances" means Servicing Advances and P&I Advances, collectively.

     "Allstate-Charlotte & Roanoke A/B Mortgage Loan" means the
Allstate-Charlotte & Roanoke Mortgage Loan and the Allstate-Charlotte & Roanoke
B Note.

     "Allstate-Charlotte & Roanoke B Note" means, with respect to the
Allstate-Charlotte & Roanoke Mortgage Loan, the related B Note.

     "Allstate-Charlotte & Roanoke Intercreditor Agreement" means the intercreditor agreement, between the holder of the Allstate-Charlotte & Roanoke
Mortgage Loan and the holder of the Allstate-Charlotte & Roanoke B Note.

     "Allstate-Charlotte & Roanoke Mortgage Loan" means Mortgage Loan Nos.
29-30.

     "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling

                                      S-187

and Servicing Agreement including, without limitation, Debt Service Coverage
Ratios, to the extent available, and in such form as shall be specified in the
Pooling and Servicing Agreement.

     "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made
(which is prior to stated maturity).

     "Appraisal Event" means not later than the earliest of the following:

o    the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan or A/B Mortgage Loan if such delinquency remains uncured;

o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

o    the effective date of any modification to a Money Term of a mortgage loan or A/B Mortgage Loan, other than an extension of the date that a Balloon
     Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o    the date 30 days following the date a mortgaged property becomes an REO
     Property.

     "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

     the sum of:

o    the Scheduled Principal Balance of such mortgage loan, Loan Pair or A/B
     Mortgage Loan or in the case of an REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan or Loan Pair;

o    to the extent not previously advanced by the master servicer or the trustee, all accrued and unpaid interest on the mortgage loan, Loan Pair or
     A/B Mortgage Loan at a per annum rate equal to the applicable mortgage rate;

o    all related unreimbursed Advances and interest on such Advances at the
     Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan, Loan Pair or A/B Mortgage Loan on or before the date such mortgage loan, Loan Pair or A/B Mortgage Loan became a Rehabilitated
     Mortgage Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the master servicer, or the trustee, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account
     (but were not deposited) in respect of the related mortgaged property or
     REO Property, as the case may be,

     over

o    90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan, Loan Pair or A/B Mortgage Loan
     (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction
will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata

                                      S-188

between the Serviced Pari Passu Mortgage Loan and the Serviced Companion
Mortgage Loan according to their respective principal balances. In the case of any A/B Mortgage Loan, any Appraisal Reduction will be calculated in respect of such A/B Mortgage Loan taken as a whole and any such Appraisal Reduction will be allocated first to the related B Note and then allocated to the related A Note.

     "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a date prior to stated maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

     "Assumed Scheduled Payment" means an amount deemed due in respect of:

o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
     maturity date; or

o    any mortgage loan as to which the related mortgaged property has become an
     REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that the Balloon
Loan remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO Property, the Assumed Scheduled Payment deemed due on each Due
Date for so long as the REO Property remains part of the trust, equals the
Scheduled Payment (or Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

     "Available Distribution Amount" means in general, for any Distribution
Date:

     (1)  all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that represent payments and other collections on or in respect of the mortgage loans and any
          REO Properties that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that represents one or more of the following:

          o    Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period;

          o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

          o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, the trustee and the paying agent as compensation or in reimbursement of outstanding Advances or as
               Excess Servicing Fees);

          o    amounts deposited in the Certificate Account in error;

          o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be deposited into the Interest Reserve Account;

          o    in the case of the REO Property related to an A/B Mortgage Loan, all amounts received with respect to such A/B Mortgage Loan that are required to be paid to the holder of the related B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

                                      S-189

          o    in the case of any B Note or Serviced Companion Mortgage Loan, the portion of such amounts payable to the holders of any B Note or Serviced Companion Mortgage Loan that are required to be deposited into the related B Note or Serviced Companion Mortgage
               Loan custodial account;

     (2)  to the extent not already included in clause (1), any P&I Advances made and any Compensating Interest Payment paid with respect to such
          Distribution Date; and

     (3)  if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts then on deposit in the
          Interest Reserve Account.

     "Balloon Loans" means mortgage loans that provide for Scheduled Payments based on amortization schedules significantly longer than their terms to maturity or Anticipated Repayment Date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

     "Balloon LTV" - See "Balloon LTV Ratio."

     "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of (a) (i) the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, (ii) in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to (b) the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

     "Bankruptcy Code" means, the federal Bankruptcy Code, Title 11 of the
United States Code, as amended.

     "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment Premium or Yield
Maintenance Charge, and with respect to any class of certificates, a fraction
(A) whose numerator is the greater of (x) zero and (y) the difference between
(i) the Pass-Through Rate on that class of certificates, and (ii) the Discount
Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base
Interest Fraction be greater than one. If the Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base
Interest Fraction will equal zero.

     "B Note" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related intercreditor agreement.

     "Certificate Account" means one or more separate accounts established and maintained by the master servicer or any sub-servicer on behalf of the master servicer, pursuant to the Pooling and Servicing Agreement.

     "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

     "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

                                      S-190

     "Certificate Owner" means an entity acquiring an interest in an offered certificate.

     "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

     "Class A Senior Certificates" means the Class A-1 Certificates, the Class
A-1A Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the
Class A-AB Certificates and the Class A-4 Certificates.

     "Class X-RC Strip Amount" means, for any Distribution Date, the lesser of
(A) the Class X-RC Distributable Certificate Interest Amount for such
Distribution Date and (B) the portion of the Available Distribution Amount for such Distribution Date that is attributable to payments of interest on the
Ritz-Carlton Pari Passu Loan.

     "Class X-RC Strip Rate" means 0.45% per annum, multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is 30.

     "Clearstream Bank" means Clearstream Bank, societe anonyme.

     "Closing Date" means on or about March __, 2006.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

     "Compensating Interest" means, with respect to any Distribution Date, an amount equal to the lesser of (A) Prepayment Interest Shortfalls incurred in respect of the mortgage loans resulting from Principal Prepayments on such mortgage loans (but not including any B Note or Serviced Companion Mortgage
Loan) during the related Collection Period over (B) the aggregate of the
Prepayment Interest Excesses received in respect of the mortgage loans resulting from Principal Prepayments on the mortgage loans (but not including any B Note or Serviced Companion Mortgage Loan) during the same related Collection Period.
Notwithstanding the foregoing, such Compensating Interest shall not (i) exceed the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of the mortgage loans including REO Properties (but not including any B Note or
Serviced Companion Mortgage Loan), plus any investment income earned on the amount prepaid prior to such Distribution Date, if the master servicer applied the subject Principal Prepayment in accordance with the terms of the related mortgage loan documents and (ii) be required to be paid on any Prepayment
Interest Shortfalls to the extent incurred in respect of any Specially Serviced
Mortgage Loans.

     "Compensating Interest Payment" means any payment of Compensating Interest.

     "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Condemnation Proceeds will be distributable to the Certificateholders.

     "Constant Default Rate" or "CDR" means a rate that represents an assumed constant rate of default each month, which is expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CDR does not purport to be either an historical description of

                                      S-191

the default experience of any pool of mortgage loans or a prediction of the anticipated rate of default of any mortgage loans, including the mortgage loans underlying the certificates.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

     "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of
Subordinate Certificates.

     "CPR" - See "Constant Prepayment Rate" above.

     "Cut-off Date" means March 1, 2006, or with respect to Mortgage Loan Nos.
1-5, February 28, 2006. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in March 2006 with respect to mortgage loans not having payment dates on the first day of each month have been deemed received on March
1, 2006, not the actual day on which the scheduled payments were due.

     "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a Due Date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

     "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under
"Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

     "Dakota Ridge Apartments Intercreditor Agreement" means the intercreditor agreement between the initial holder of the Dakota Ridge Apartments Mortgage
Loan and the initial holder of the Dakota Ridge Apartments Mezzanine Loan.

     "Dakota Ridge Apartments Mezzanine Loan" means, with respect to the Dakota
Ridge Apartments Mortgage Loan, the related mezzanine loan.

     "Dakota Ridge Apartments Mortgage Loan" means Mortgage Loan No. 94.

     "Debt Service Coverage Ratio" or "DSCR" means the ratio of Underwritable
Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of current debt service payable under that mortgage loan, whether or not the mortgage loan has an interest-only period that has not expired as of the Cut-Off Date. See "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Debt Service Coverage Ratio Post IO Period" or "DSCR Post IO Period"
means, with respect to the related mortgage loan that has an interest-only period that has not expired as of the Cut-off Date but will expire prior to maturity, a debt service coverage ratio calculated in the same manner as DSCR except that the amount of the monthly debt service payment considered in the calculation is the amount of the monthly debt service payment that

                                      S-192

is due in the first month following the expiration of the applicable interest-only period. See "Description of the Mortgage Pool--Additional Mortgage
Loan Information" in this prospectus supplement.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the 8th day of each month, or, if such day is not a business day, the next succeeding business day.

     "Discount Rate" means, for the purposes of the distribution of Prepayment
Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

     "Distributable Certificate Interest Amount" means, in respect of any Class of certificates for any Distribution Date, the sum of:

o    Accrued Certificate Interest in respect of such Class or Classes of certificates for such Distribution Date, reduced (to not less than zero)
     by:

          o    any Net Aggregate Prepayment Interest Shortfalls allocated to such Class or Classes for such Distribution Date; and

          o    Realized Losses and Expense Losses, in each case specifically allocated with respect to such Distribution Date to reduce the
               Distributable Certificate Interest Amount payable in respect of such Class or Classes in accordance with the terms of the Pooling and Servicing Agreement; plus

o    the portion of the Distributable Certificate Interest Amount for such Class or Classes remaining unpaid as of the close of business on the preceding
     Distribution Date; plus

o    if the aggregate Certificate Balance is reduced because of a diversion of principal as a result of the reimbursement of non-recoverable Advances out of principal in accordance with the terms of the Pooling and Servicing
     Agreement, and there is a subsequent recovery of amounts applied by the master servicer as recoveries of principal, then an amount generally equal to interest at the applicable Pass-Through Rate that would have accrued and been distributable with respect to the amount that the aggregate
     Certificate Balance was so reduced, which interest will accrue from the date that the related Realized Loss is allocated through the end of the
     Interest Accrual Period related to the Distribution Date on which such amounts are subsequently recovered.

     "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

     "Distribution Date" means, with respect to any Determination Date, the 4th business day after the related Determination Date.

     "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

     "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section 2510.3-101).

     "DSCR" - See "Debt Service Coverage Ratio."

     "DTC" means The Depository Trust Company.

                                      S-193

     "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced
Companion Mortgage Loan.

     "Eligible Account" means an account (or accounts) that is any of the following: (i) maintained with a depository institution or trust company whose
(A) commercial paper, short-term unsecured debt obligations or other short-term deposits are rated at least "P-1" by Moody's and "A-1" by S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" by Moody's and at least "AA-" by S&P
(or "A-" if the short-term unsecured debt obligations are rated at least "A-1"), if the deposits are to be held in the account more than 30 days or (ii) a segregated trust account or accounts maintained in the trust department of the trustee, the paying agent or other financial institution having a combined capital and surplus of at least $50,000,000 and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal
Regulations Section 9.10(b) and whose long-term senior unsecured debt obligations or other long-term deposits, or the trustee's or paying agent's parent's long-term senior unsecured debt obligations or other long-term deposits, are rated at least "Baa3" by Moody's, or (iii) an account or accounts of a depository institution acceptable to each rating agency, as evidenced by confirmation that the use of any such account as the Certificate Account or the
Distribution Account will not cause a downgrade, withdrawal or qualification of the then current ratings of any Class of certificates. Notwithstanding anything in the foregoing to the contrary, an account shall not fail to be an Eligible
Account solely because it is maintained with Wells Fargo Bank, National
Association, a wholly-owned subsidiary of Wells Fargo & Co., provided that such subsidiary's or its parent's (A) commercial paper, short-term unsecured debt obligations or other short-term deposits are at least "P-1" in the case of
Moody's, and "A-1" in the case of S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" in the case of Moody's and at least "AA-" in the case of
S&P, if the deposits are to be held in the account for more than 30 days.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "Escrow Account" means one or more custodial accounts established and maintained by the master servicer pursuant to the Pooling and Servicing
Agreement.

     "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

     "Event of Default" means, with respect to the master servicer under the
Pooling and Servicing Agreement, any one of the following events:

o    any failure by the master servicer to remit to the paying agent or otherwise make any payment required to be remitted by the master servicer under the terms of the Pooling and Servicing Agreement, including any required Advances;

o    any failure by the master servicer to make a required deposit to the
     Certificate Account which continues unremedied for one business day following the date on which such deposit was first required to be made;

o    any failure on the part of the master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the master servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the Depositor or the trustee; provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the master servicer to cure such failure;
     provided, further that such cure period may not exceed 90 days;

o    any breach of the representations and warranties of the master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the master servicer by the Depositor or the trustee, provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting

                                      S-194

     to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of its property;

o    the master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the master servicer receives actual knowledge that Moody's has (i)
     qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that the master servicer obtained such actual knowledge), and, in the case of either clauses (i) or (ii), citing servicing concerns with the master servicer as the sole or material factor in such rating; and

o    the master servicer is removed from S&P's Select Servicer List as a U.S.
     Commercial Mortgage Master Servicer and is not reinstated within 60 days.

     Under certain circumstances, the failure by a party to the Pooling and
Servicing Agreement or a primary servicing agreement or sub-servicing agreement to perform its duties described under "Description of the Offered Certificates -
Evidence as to Compliance" in this prospectus supplement, or to perform certain other reporting duties imposed on it for purposes of compliance with Regulation
AB and the Securities and Exchange Act of 1934, will constitute an event of default that entitles the Depositor or another party to terminate that party. In some circumstances, such an event of default may be waived by the Depositor in its sole discretion.

     "Excess Interest" means, in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of interest accrued on such mortgage loan at the Revised Rate over interest accrued on such mortgage loan at the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

     "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

     "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received plus accrued and unpaid interest with respect to that mortgage loan and any and all expenses with respect to that mortgage loan.

     "Excess Servicing Fee" means an additional fee payable to Wells Fargo that accrues at the Excess Servicing Fee Rate, which is assignable and non-terminable.

                                      S-195

     "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

     "Exemptions" means the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the DOL to the Underwriters, as amended.

     "Expense Losses" means, among other things:

o    any interest paid to the master servicer, special servicer or the trustee in respect of unreimbursed Advances on the mortgage loans;

o    all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicer, the special servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

     "Fairmont Terrace Apartments A/B Mortgage Loan" means the Fairmont Terrace
Apartments Mortgage Loan and the Fairmont Terrace Apartments B Note.

     "Fairmont Terrace Apartments B Note" means, with respect to the Fairmont
Terrace Apartments Mortgage Loan, the related B Note.

     "Fairmont Terrace Apartments Intercreditor Agreement" means the intercreditor agreement, between the holder of the Fairmont Terrace Apartments
Mortgage Loan and the holder of the Fairmont Terrace Apartments B Note.

     "Fairmont Terrace Apartments Mortgage Loan" means Mortgage Loan No. 132.

     "FAMSA Retail Building A/B Mortgage Loan" means the FAMSA Retail Building
Mortgage Loan and the FAMSA Retail Building B Note.

     "FAMSA Retail Building B Note" means, with respect to the FAMSA Retail
Building Mortgage Loan, the related B Note.

     "FAMSA Retail Building Intercreditor Agreement" means the intercreditor agreement, between the holder of the FAMSA Retail Building Mortgage Loan and the holder of the FAMSA Retail Building B Note.

     "FAMSA Retail Building Mortgage Loan" means Mortgage Loan No. 192.

     "Farmer's New World Headquarters A/B Mortgage Loan" means the Farmer's New
World Headquarters Mortgage Loan and the Farmer's New World Headquarters B Note.

     "Farmer's New World Headquarters B Note" means, with respect to the
Farmer's New World Headquarters Mortgage Loan, the related B Note.

                                      S-196

     "Farmer's New World Headquarters Intercreditor Agreement" " means the intercreditor agreement, between the initial holder of the Farmer's New World
Headquarters Mortgage Loan and the initial holder of the Farmer's New World
Headquarters B Note.

     "Farmer's New World Headquarters Mortgage Loan" means Mortgage Loan No. 45.

     "Financial Market Publishers" means TREPP, LLC and Intex Solutions, Inc., or any successor entities thereof.

     "Fitch" means Fitch, Inc.

     "401(c) Regulations" means the final regulations issued by the DOL under
Section 401(c) of ERISA clarifying the application of ERISA to Insurance Company
General Accounts.

     "Initial Loan Group 1 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 1, or $2,222,122,108.

     "Initial Loan Group 2 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 2, or $509,109,411.

     "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$2,731,231,519.

     "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

     "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, B Note or Serviced
Companion Mortgage Loan, other than amounts required to be paid to the related borrower. With respect to the mortgaged property or properties securing any Loan
Pair or A/B Mortgage Loan, only an allocable portion of such Insurance Proceeds will be distributable to the Certificateholders.

     "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Interest Only Certificates" means the Class X Certificates and Class X-RC
Certificates.

     "Interest Reserve Account" means an account that the master servicer has established and will maintain for the benefit of the holders of the certificates.

     "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

     "Interest Reserve Loan" - See "Non-30/360 Loan" below.

     "LaSalle" means LaSalle Bank National Association.

     "LaSalle Loans" means the mortgage loans that were originated by LaSalle or its affiliates or subsidiaries.

     "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust in connection with a Specially Serviced Mortgage Loan or related REO Property (net of any expenses) provided, however, that (A) in the case of a final disposition consisting of the repurchase of a mortgage loan or REO Property by a mortgage loan seller due to a breach of a representation and warranty or Document Defect, such fee will only be paid by such mortgage loan seller and due to the special servicer if repurchased after the date that is 180 days or more after the applicable mortgage loan seller receives notice of the breach or defect causing the repurchase and (B) in the case of a repurchase of a mortgage loan by a related subordinate or mezzanine lender, such fee will only be due to the special servicer if repurchased 60 days

                                      S-197

after the master servicer, the special servicer or the trustee receives notice of the default causing the repurchase. For the avoidance of doubt, a Liquidation
Fee will be payable in connection with a repurchase of (i) an A Note by the holder of the related B Note or (ii) a mortgage loan by the holder of the related mezzanine loan, only to the extent set forth in the related intercreditor agreement.

     "Liquidation Proceeds" means proceeds from the sale or liquidation
(provided that for the purposes of calculating Liquidation Fees, Liquidation
Proceeds shall not include any proceeds from a repurchase of a mortgage loan by a mortgage loan seller due to a Material Breach of a representation or warranty or Material Document Defect) of a mortgage loan, B Note or Serviced Companion
Mortgage Loan or related REO Property, net of liquidation expenses. With respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage
Loan, only an allocable portion of such Liquidation Proceeds will be distributable to the Certificateholders.

     "Loan Group" means Loan Group 1 or Loan Group 2, as applicable.

     "Loan Group Principal Distribution Amount" means the Loan Group 1 Principal
Distribution Amount or Loan Group 2 Principal Distribution Amount, as
applicable.

     "Loan Group 1" means that distinct loan group consisting of two hundred eight (208) mortgage loans, representing approximately 81.4 % of the Initial
Pool Balance, that are secured by property types other than multifamily properties that secure fifty-seven (57) of the mortgage loans, mixed use properties that secure one (1) of the mortgage loans and manufactured community properties that secure two (2) of the mortgage loans.

     "Loan Group 1 Principal Distribution Amount" means, for any Distribution
Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 1.

     "Loan Group 2" means that distinct loan group consisting of sixty (60)
mortgage loans, representing approximately 18.6% of the Initial Pool Balance and comprised of fifty-seven (57) mortgage loans that are secured by multifamily properties, one (1) mortgage loan that is secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community properties, representing approximately 83.2 % of the Initial Pool Balance of all the mortgage loans secured by multifamily and mixed use properties.

     "Loan Group 2 Principal Distribution Amount" means, for any Distribution
Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 2.

     "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

     "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

     "MAI" means Member of the Appraisal Institute.

     "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

     "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicer is entitled in compensation for servicing the mortgage loans and any B Note and any Serviced Companion Mortgage
Loan. Notwithstanding the foregoing, no Master Servicing Fee will be payable with respect to the Ritz-Carlton B Note, or otherwise be allocable to the
Ritz-Carlton B Note, or the trust with respect to the Ritz-Carlton B Note.

     "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan, any B Note and any Serviced Companion Mortgage
Loan in connection with the Master Servicing Fee as set forth in the Pooling and
Servicing Agreement. The Master Servicing Fee Rate (including any subservicing or primary servicing fees) for Wells Fargo Bank, National Association will range, on a loan by loan basis, from 0.02% per annum to 0.13% per annum.

                                      S-198

     "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

     "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

     "Money Term" means, with respect to any mortgage loan or B Note, the stated
maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a
Prepayment Premium or Yield Maintenance Charge (but does not include late fee or default interest provisions).

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage File" means the following documents, among others:

o    the original mortgage note (or lost note affidavit), endorsed (without recourse) in blank or to the order of the trustee;

o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    unless the mortgage loan is registered on MERS, an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o    unless the mortgage loan is registered on MERS, an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o    an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o    when relevant, the related ground lease or a copy of it.

     "Mortgage Loan Purchase Agreement" means each of the agreements entered into between the Depositor and the respective mortgage loan seller, as the case may be.

     "Mortgage Pool" means the two hundred sixty-eight (268) mortgage loans with an aggregate principal balance, as of the Cut-off Date, of approximately
$2,731,231,519, which may vary on the Closing Date by up to 5%.

     "MSMC" means Morgan Stanley Mortgage Capital Inc.

     "MSMC Loans" means the mortgage loans that were originated or purchased by
MSMC.

     "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the excess of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans (including Specially Serviced Mortgage

                                      S-199

Loans) during any Collection Period over the Compensating Interest to be paid by the master servicer (or any sub-servicer, if applicable according to the related sub-servicing agreement) on such Distribution Date.

     "Net Mortgage Rate" means, in general, with respect to any mortgage loan
(or, in the case of the Ritz-Carlton Pari Passu Loan, each of the Ritz-Carlton
IO Component and the Ritz-Carlton Non-IO Component), a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date) minus the related Administrative
Cost Rate, and minus, in the case of the Ritz-Carlton IO Component, the Class
X-RC Strip Rate; provided that, for purposes of calculating the Pass-Through
Rate for each class of REMIC Regular Certificates from time to time, the Net
Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve 30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360 Loan (or, in the case of the Ritz-Carlton
Pari Passu Loan, each of the Ritz-Carlton IO Component and the Ritz-Carlton
Non-IO Component) will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or Excess Interest), minus, in the case of the Ritz-Carlton IO Component, the Class X-RC Strip Rate. However, with respect to each Non-30/360 Loan:

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in January of each year (other than a leap year) and
     February of each year will be adjusted to take into account the applicable
     Interest Reserve Amount; and

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in March of each year will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January (commencing in 2007), if applicable, and February
     (commencing in 2007).

     "Net Operating Income" or "NOI" means historical net operating income for a mortgaged property for the annual or other period specified (or ending on the
"NOI Date" specified), and generally consists of revenue derived from the use and operation of the mortgaged property, consisting primarily of rental income
(and in the case of residential cooperative mortgage loans, assuming that the property was operated as a rental property), less the sum of (a) operating expenses (such as utilities, administrative expenses, management fees and advertising) and (b) fixed expenses, such as insurance, real estate taxes
(except in the case of certain mortgage loans included in the trust, where the related borrowers are exempted from real estate taxes and assessments) and, if applicable, ground lease payments. Net operating income generally does not reflect (i.e. it does not deduct for) capital expenditures, including tenant improvement costs and leasing commissions, interest expenses and non-cash items such as depreciation and amortization.

     "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of twelve
30-day months.

     "Notional Amount" means the notional principal amount of the Class X
Certificates or the Class X-RC Certificates, as applicable, which will be based upon (i) the outstanding principal balance of the Principal Balance Certificates outstanding from time to time in the case of the Class X Certificates and (ii)
the outstanding principal balance of the Ritz-Carlton IO Component outstanding from time to time in the case of the Class X-RC Certificates.

     "OID" means original issue discount.

     "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions; provided, that, with respect to an A/B Mortgage
Loan, a holder of the related B Note, will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent such rights and powers relate to the related A/B Mortgage Loan (but only so long as the holder of the related B Note is the directing holder or

                                      S-200

controlling holder, as defined in the related intercreditor agreement). The initial Operating Adviser will be JER Investors Trust Inc.

     "Option" means the option to purchase from the trust any defaulted mortgage loan, as described under "Servicing of the Mortgage Loans--Sale of Defaulted
Mortgage Loans," in this prospectus supplement.

     "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees and other servicing fees payable from such Scheduled Payments or Assumed
Scheduled Payments), other than any Balloon Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding
Determination Date.

     "Participants" means DTC's participating organizations.

     "Parties in Interest" means persons who have specified relationships to
Plans ("parties in interest" under ERISA or "disqualified persons" under Section
4975 of the Code).

     "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

     "Percentage Interest" will equal, as evidenced by any certificate in the
Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate Certificate
Balance or Notional Amount, as the case may be, of such Class.

     "Percent Leased" means the percentage of square feet or units, as the case may be, of a mortgaged property that was occupied or leased or, in the case of hospitality properties, average units so occupied over a specified period, as of a specified date (identified on Appendix II to this prospectus supplement as the
"Percent Leased as of Date"), as specified by the borrower or as derived from the mortgaged property's rent rolls, operating statements or appraisals or as determined by a site inspection of such mortgaged property. Such percentage includes tenants which have executed a lease to occupy such mortgaged property even though the applicable tenant has not taken physical occupancy.

     "Permitted Cure Period" means, for the purposes of any Material Document
Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related mortgage loan seller or receipt by the related mortgage loan seller of notice of such Material
Document Defect or Material Breach, as the case may be. However, if such
Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such
Document Defect or Material Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related mortgage loan seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure
Period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the mortgage loan is then a Specially Serviced
Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the Document Defect was
identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

     "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

     "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

                                      S-201

     "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of March 1, 2006 between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, J.E.
Robert Company, Inc., as special servicer, U.S. Bank National Association, as trustee and LaSalle Bank National Association, as paying agent and certificate registrar.

     "Powers Industrial Portfolio Intercreditor Agreement" means the intercreditor agreement between the initial holder of the Powers Industrial
Portfolio Mortgage Loan and the initial holder of the Powers Industrial
Portfolio Mezzanine Loan.

     "Powers Industrial Portfolio Mezzanine Loan" means, with respect to the
Powers Industrial Portfolio Mortgage Loan, the related mezzanine loan.

     "Powers Industrial Portfolio Mortgage Loan" means Mortgage Loan Nos. 42-43.

     "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any
Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due
Date to the date such payment was made, net of the Trustee Fee, the Master
Servicing Fee, the Excess Servicing Fee and, if the related mortgage loan is a
Specially Serviced Mortgage Loan, net of the Special Servicing Fee.

     "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial Principal
Prepayment (or a Balloon Payment) during the related Collection Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing Fee, the Excess
Servicing Fee and the Trustee Fee) that accrues on the amount of such Principal
Prepayment or Balloon Payment will be less than the corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest
Shortfall will generally equal the excess of:

o    the aggregate amount of interest that would have accrued at the Net
     Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) plus, with respect to the
     Ritz-Carlton IO Component, the Class X-RC Strip Rate, on the Scheduled
     Principal Balance of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o    the aggregate interest that did so accrue plus, with respect to the
     Ritz-Carlton IO Component, the Class X-RC Strip Rate, through the date such payment was made (net of the Master Servicing Fee, the Excess Servicing
     Fee, the Special Servicing Fee, if the related mortgage loan is a Specially
     Serviced Mortgage Loan, and the Trustee Fee).

     "Prepayment Premium" means, with respect to any mortgage loan, B Note or
Serviced Companion Mortgage Loan for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, B Note or Serviced Companion
Mortgage Loan.

     "Principal Balance Certificates" means, upon initial issuance, the Class
A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class
A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J,
Class K, Class L, Class M, Class N, Class O, Class P, Class Q and Class S
Certificates.

     "Principal Distribution Amount" equals, in general, for any Distribution
Date, the aggregate of the following:

                                      S-202

o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any B
     Note or Serviced Companion Mortgage Loan or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o    all payments (including Principal Prepayments and the principal portion of
     Balloon Payments but not in respect of any Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan))
     and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds), Condemnation
     Proceeds, Insurance Proceeds and REO Income (each as defined in this prospectus supplement) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any
     B Note or Serviced Companion Mortgage Loan) during the related Collection
     Period and that were identified and applied by the master servicer as recoveries of principal.

     The following amounts shall generally reduce the Principal Distribution
Amount (and, in each case, will be allocated first to the Loan Group Principal
Distribution Amount applicable to the related mortgage loan, and then to the other Loan Group Principal Distribution Amount) to the extent applicable:

o    if any Advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those Advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the Mortgage Pool during the Collection Period for the related Distribution
     Date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those Advances (and advance interest thereon) that are reimbursed from such principal collections during that Collection Period
     (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution
     Amount, and then to the Loan Group Principal Distribution Amount applicable to the related mortgage loan) for the Distribution Date following the
     Collection Period in which the subsequent recovery occurs); and

o    if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described in this prospectus supplement) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the Mortgage Pool during the
     Collection Period for the related Distribution Date (prior to reimbursement from other collections) and the Principal Distribution Amount will be reduced (to not less than zero) by any of those Advances (and advance interest thereon) that are reimbursed from such principal collections on the Mortgage Pool during that Collection Period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan Group
     Principal Distribution Amount applicable to the related mortgage loan) for the Distribution Date following the Collection Period in which the subsequent recovery occurs).

     So long as both the Class A-4 and Class A-1A Certificates remain outstanding, the Principal Distribution Amount for each Distribution Date will be calculated on a loan group-by-loan group basis. On each Distribution Date after the Certificate Balance of either the Class A-4 or Class A-1A Certificates has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

     "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or
B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion
Mortgage Loan or B Note in advance of its scheduled Due Date.

     "PTCE" means a DOL Prohibited Transaction Class Exemption.

                                      S-203

     "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but Unpaid Interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property
(including any unreimbursed Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion Mortgage Loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing
Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced Companion Mortgage Loan that are reimbursable to the master servicer, the special servicer or the trustee, plus if such mortgage loan is being repurchased or substituted for by a mortgage loan seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the master servicer, the special servicer, the Depositor or the trustee in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above) plus, in connection with a purchase by a mortgage loan seller, any Liquidation Fee payable by that mortgage loan seller in accordance with the proviso contained in the definition of "Liquidation Fee."

     "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

     "Rated Final Distribution Date" means the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

     "Rating Agencies" means Moody's and S&P.

     "Realized Losses" means losses arising from the inability of the trustee, master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such Liquidation
     Proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense
     Losses.

     If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of Advances determined to be nonrecoverable (and interest on such
Advances) that are made in any Collection Period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related Distribution Date, will generally create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the
Mortgage Pool and the total principal balance of the certificates on the succeeding Distribution Date. The related reimbursements and payments made during any Collection Period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described in this prospectus supplement) to reduce principal balances of the Principal Balance Certificates on the Distribution
Date for that Collection Period.

     "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

                                      S-204

     "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. Section 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan.
7, 2005)) or by the staff of the Commission, or as may be provided by the
Commission or its staff from time to time.

     "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, B Note or Serviced Companion Mortgage Loan that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated
Mortgage Loan unless its related B Note would also constitute a Rehabilitated
Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A
Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage
Loan unless the related Serviced Companion Mortgage Loan would also constitute a
Rehabilitated Mortgage Loan. A Serviced Companion Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Pari Passu
Mortgage Loan would also constitute a Rehabilitated Mortgage Loan.

     "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

     "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

     "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing
Agreement. With respect to any Loan Pair or A/B Mortgage Loan, only an allocable portion of such REO Income will be distributable to the Certificateholders.

     "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

     "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

     "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

     "Residual Certificates" means the Class R-I Certificates, the Class R-II
Certificates and the Class R-III Certificates.

     "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

     "Ritz-Carlton B Note" means, with respect to the Ritz-Carlton Pari Passu
Loan and the Ritz-Carlton Companion Loan, the related B Note.

     "Ritz-Carlton Companion Loan" means the loan that is secured by the
Ritz-Carlton Pari Passu Mortgage on a pari passu basis with the Ritz-Carlton
Pari Passu Loan.

     "Ritz-Carlton Control Appraisal Event" means, with respect to the
Ritz-Carlton Loan Group, if and for so long as (a) (i) the initial unpaid principal balance of the Ritz-Carlton B Note minus (ii) the sum of (x) any
Scheduled Payments or prepayments of principal allocated to, and received on, the Ritz-Carlton B Note, (y) any Appraisal Reductions for the Ritz-Carlton Loan
Group and (z) any Realized Principal Losses allocated to the Ritz-Carlton Loan
Group is less than (b) 25% of the initial principal balance of the Ritz-Carlton
B Note.

                                      S-205

     "Ritz-Carlton Intercreditor Agreement" means the intercreditor agreement between the holder of the Ritz-Carlton Pari Passu Loan, the holder of the
Ritz-Carlton Companion Loan and the holder of the Ritz-Carlton B Note.

     "Ritz-Carlton IO Component" means a component of the beneficial interest in the Ritz-Carlton Pari Passu Loan with an initial principal balance of
$64,000,000 as of the Cut-off Date, which principal balance will be reduced (but not below zero) by all principal payments made on the Ritz-Carlton Pari Passu
Loan until such component is reduced to zero; provided that mortgage loan losses on the Ritz-Carlton Pari Passu Loan will reduce the principal balance of the
Ritz-Carlton IO Component and the Ritz-Carlton Non-IO Component pro rata. The
Class X-RC Certificates are entitled to distributions of interest from the
Ritz-Carlton IO Component at the Class X-RC Strip Rate and are not entitled to receive any distributions of principal.

     "Ritz-Carlton Loan Group" means the Ritz-Carlton Pari Passu Loan, the
Ritz-Carlton Companion Loan and the Ritz-Carlton B Note.

     "Ritz-Carlton Non-IO Component" means a component of the beneficial interest in the Ritz-Carlton Pari Passu Loan with an initial principal balance of $202,778,306 as of the Cut-off Date. The Class X-RC Certificates are entitled to no distributions of interest or principal from the Ritz-Carlton Non-IO
Component.

     "Ritz-Carlton Pari Passu Loan" means Mortgage Loan Nos. 1-5.

     "Ritz-Carlton Pari Passu Mortgage" means the mortgage securing the
Ritz-Carlton Pari Passu Loan, the Ritz-Carlton Companion Loan and the
Ritz-Carlton B Note.

     "Roseville Portfolio Intercreditor Agreement" means the intercreditor agreement between the initial holder of the Roseville Portfolio Mortgage Loan and the initial holder of the Roseville Portfolio Mezzanine Loan.

     "Roseville Portfolio Mezzanine Loan" means, with respect to the Roseville
Portfolio Mortgage Loan, the related mezzanine loan.

     "Roseville Portfolio Mortgage Loan" means Mortgage Loan Nos. 26-28.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "Scheduled Payment" means, in general, for any mortgage loan, B Note or
Serviced Companion Mortgage Loan on any Due Date, the amount of the Scheduled
Payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, B Note or Serviced Companion Mortgage Loan subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

     "Scheduled Principal Balance" means, in respect of any mortgage loan, B
Note, Serviced Companion Mortgage Loan, Loan Pair or REO mortgage loan on any
Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

o    any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
     Payments due in any subsequent Collection Period; and

o    the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

     "Senior Certificates" means the Class A Senior Certificates and the Class X
Certificates.

                                      S-206

     "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The
Serviced Companion Mortgage Loan related to the trust is the Ritz-Carlton
Companion Loan.

     "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loan related to the trust is the Ritz-Carlton Pari Passu Loan.

     "Servicing Advances" means, in general, customary, reasonable and necessary
"out-of-pocket" costs and expenses required to be incurred by the master servicer in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

     "Servicing Function Participant" means any person, other than the master servicer and the special servicer, that, within the meaning of Item 1122 of
Regulation AB, is performing activities that address the servicing criteria set forth in Item 1122(d) of Regulation AB, unless such person's activities relate only to 5% or less of the mortgage loans based on the principal balance of the mortgage loans.

     "Servicing Standard" means with respect to the master servicer or the special servicer, as the case may be, to service and administer the mortgage loans (and any B Note and any Serviced Companion Mortgage Loan) that it is obligated to service and administer pursuant to the Pooling and Servicing
Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any B Note or any
Serviced Companion Mortgage Loan, the related holder of such B Note or Serviced
Companion Mortgage Loan, as applicable) as a collective whole, taking into account the subordinate nature of such B Note (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the
Pooling and Servicing Agreement and the terms of the respective mortgage loans, any B Note and any Serviced Companion Mortgage Loan and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o    with a view to the timely collection of all Scheduled Payments of principal and interest under the mortgage loans, any B Note, any Serviced Companion
     Mortgage Loans or, if a mortgage loan, B Note or any Serviced Companion
     Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on such mortgage loan to the Certificateholders (as a collective whole) (or in the case of any A/B Mortgage Loan and its related B Note or a Loan Pair, the maximization of recovery thereon of principal and interest to the
     Certificateholders and the holder of the related B Note or the Serviced
     Companion Mortgage Loan, as applicable, all taken as a collective whole taking into account the subordinate nature of such B Note) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the rate determined by the special servicer but in any event not less than (i) the related Net Mortgage Rate, in the case of the mortgage loans (other than any A Note or Serviced Pari Passu Mortgage Loan), or (ii) the weighted average of the mortgage rates on the related A Note and B Note, in the case of any A/B Mortgage Loan, and on the Serviced Pari Passu Mortgage Loan and
     the related Serviced Companion Mortgage Loan, in the case of a Loan Pair);
     and without regard to:

          i.   any other relationship that the master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

                                      S-207

          ii.  the ownership of any certificate or any interest in any B Note or any mezzanine loan related to a mortgage loan by the master servicer or the special servicer, as the case may be, or any of their affiliates;

          iii. the master servicer's obligation to make Advances;

          iv.  the right of the master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive
               reimbursement of costs, or the sufficiency of any compensation payable to it, under the Pooling and Servicing Agreement or with respect to any particular transaction; and

          v.   any obligation of the master servicer (or any of its affiliates)
               to repurchase any mortgage loan from the trust.

     "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan, a B Note or a Serviced Companion Mortgage Loan to become a Specially Serviced Mortgage Loan. If a Servicing Transfer Event
occurs with respect to any A Note, it will be deemed to have occurred also with respect to the related B Note; provided, however, that if a Servicing Transfer
Event would otherwise have occurred with respect to an A Note, but has not so occurred solely because the holder of the related B Note has exercised its cure rights under the related intercreditor agreement, a Servicing Transfer Event will not occur with respect to the related A/B Mortgage Loan. If a Servicing
Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If a Servicing Transfer Event occurs with respect to a Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan.
If a Servicing Transfer Event occurs with the respect to a Serviced Companion
Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Pari Passu Mortgage Loan.

     "Specially Serviced Mortgage Loan" means the following:

o    a payment default shall have occurred on a mortgage loan (x) at its maturity date (except, if (a) the mortgagor is making the related Assumed
     Scheduled Payment, (b) the mortgagor notifies the master servicer of its intent to refinance such mortgage loan and is diligently pursuing such refinancing, (c) the mortgagor delivers a firm commitment to refinance acceptable to the Operating Adviser on or prior to the maturity date, and
     (d) such refinancing occurs within 60 days of such default which 60 day period may be extended to 120 days at the Operating Adviser's discretion)
     or (y) if any other payment is more than 60 days past due or has not been made on or before the second Due Date following the Due Date such payment was due;

o    any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which a
     Balloon Payment is past due, and the master servicer has determined that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o    any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which, to the master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o    any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o    any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which the master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the master servicer, materially and adversely affects the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

                                      S-208

o    any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or

o    any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which, in the judgment of the master servicer, (a) (other than with respect to any
     A/B Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the master servicer is reasonably likely to materially and adversely affect the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan (as the case may be).

     "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee, the Liquidation Fee and any other fees payable to the special servicer pursuant to the Pooling and Servicing Agreement.

     "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the special servicer to remit to the paying agent or the master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and Servicing
     Agreement;

o    any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
     Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o    any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee; provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

                                      S-209

o    the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the special servicer is no longer listed on S&P's Select Servicer List as a
     U.S. Commercial Mortgage Special Servicer and is not reinstated within 60 days;

o    the servicing officer of the special servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either (i) or (ii), citing servicing concerns with the special servicer as the sole and material factor in such rating action; or

o    the special servicer, or any primary servicer or sub-servicer appointed by the special servicer after the Closing Date, shall fail to deliver the items required to be delivered by such servicer to enable the Depositor to comply with the Trust's reporting obligations under the Securities and
     Exchange Act of 1934, as amended, and the Trust's disclosure obligations under Regulation AB by the time provided for in the Pooling and Servicing
     Agreement.

     "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each Specially
Serviced Mortgage Loan for such month, of the outstanding Scheduled Principal
Balance of each Specially Serviced Mortgage Loan.

     "Structuring Assumptions" means the following assumptions:

o    the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

o    the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented in this prospectus supplement;

o    the Closing Date for the sale of the certificates is March 28, 2006;

o    distributions on the certificates are made on the 12th day of each month, commencing in April 2006;

o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    the trust does not experience any Expense Losses;

o    no Principal Prepayment on any mortgage loan is made during its Lock-out
     Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance
     Charge, Prepayment Premium or a defeasance requirement, and otherwise
     Principal Prepayments are made on the mortgage loans at the indicated
     levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no Prepayment Interest Shortfalls occur;

o    no mortgage loan exercises its partial release option;

                                      S-210

o    no amounts that would otherwise be payable to Certificateholders as principal are paid to the master servicer, the special servicer or the trustee as reimbursements of any nonrecoverable Advances, unreimbursed
     Advances outstanding as of the date of modification of any mortgage loan and any related interest on such Advances;

o    no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    each ARD Loan pays in full on its Anticipated Repayment Date; and

o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

     "Subordinate Certificates" means the Class A-M, Class A-J, Class B, Class
C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class
M, Class N, Class O, Class P, Class Q and Class S Certificates.

     "Treasury Rate" unless a different term methodology or source is otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
Release H.15-Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable) of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer will select a comparable publication to determine the Treasury Rate.

     "Trustee Fee" means a monthly fee as set forth in the Pooling and Servicing
Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

     "UCF" - See "Underwritable Cash Flow."

     "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

     "Underwriters" means Morgan Stanley & Co. Incorporated, LaSalle Financial
Services, Inc., Greenwich Capital Markets, Inc. and Banc of America Securities
LLC.

     "Underwriting Agreement" means that agreement, dated as of the date of this prospectus supplement, entered into by the Depositor and the Underwriters.

     "Unpaid Interest" means, on any Distribution Date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date.

     "WAC" - See "Weighted Average Net Mortgage Rate."

     "Weighted Average Net Mortgage Rate" or "WAC" means, for any Distribution
Date, the weighted average of the Net Mortgage Rates for the mortgage loans (or, in the case of the Ritz-Carlton Pari Passu Loan, the Ritz-Carlton IO Component
and the Ritz-Carlton Non-IO Component) (and in the case of each mortgage loan that is a Non-30/360 Loan, adjusted as described under the definition of Net
Mortgage Rate), weighted on the basis of their respective Scheduled Principal
Balances, as of the close of business on the preceding Distribution Date.

     "Wells Fargo" means Wells Fargo Bank, National Association.

                                      S-211

     "Workout Fee" means that fee, payable with respect to any Rehabilitated
Mortgage Loan, B Note or Serviced Companion Mortgage Loan, equal to 1.00% of the amount of each collection of interest (other than default interest and any
Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, B Note or Serviced Companion Mortgage Loan for so long as it remains a Rehabilitated Mortgage Loan.

     "Yield Maintenance Charge" means, with respect to any Distribution Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments. The method of calculation of any Prepayment Premium or Yield Maintenance Charge will vary for any mortgage loan as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

                                      S-212

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

MORTGAGE LOAN SELLERS

-------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
LOAN SELLER                               MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                 153    1,599,269,551           58.6       5.507           116        1.36
LaSalle Bank National Association                    115    1,131,961,968           41.4       5.522           109        1.57
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
===============================================================================================================================

--------------------------------------------------------------------------------

                                             WEIGHTED      WEIGHTED    WEIGHTED
                                              AVERAGE       AVERAGE     AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE    BALLOON
LOAN SELLER                                   DSCR (X)       LTV (%)     LTV (%)
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Capital Inc.             1.24          71.0        60.0
LaSalle Bank National Association                1.44          73.2        67.3
--------------------------------------------------------------------------------
TOTAL:                                          1.32X         71.9%       63.0%
================================================================================

CUT-OFF DATE BALANCES

---------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING
CUT-OFF DATE BALANCE ($)                  MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)
---------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                                          1          998,660            0.0       5.920           119
1,000,001 - 2,000,000                                 28       45,138,788            1.7       5.700           117
2,000,001 - 3,000,000                                 42      107,555,342            3.9       5.553           114
3,000,001 - 4,000,000                                 26       89,603,973            3.3       5.528           110
4,000,001 - 5,000,000                                 37      165,649,807            6.1       5.496           111
5,000,001 - 6,000,000                                 18       97,809,139            3.6       5.443           110
6,000,001 - 7,000,000                                 17      109,998,240            4.0       5.480           117
7,000,001 - 8,000,000                                 15      112,104,244            4.1       5.563           114
8,000,001 - 9,000,000                                  6       51,931,942            1.9       5.587           117
9,000,001 - 10,000,000                                 7       66,484,897            2.4       5.596           107
10,000,001 - 15,000,000                               27      338,818,517           12.4       5.367           110
15,000,001 - 20,000,000                               14      243,695,000            8.9       5.470           117
20,000,001 - 30,000,000                               15      359,817,082           13.2       5.442           111
30,000,001 >=                                         15      941,625,888           34.5       5.587           113
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113
=====================================================================================================================

---------------------------------------------------------------------------------------------------

                                                             WEIGHTED         WEIGHTED     WEIGHTED
                                           WEIGHTED           AVERAGE          AVERAGE      AVERAGE
                                            AVERAGE    POST IO PERIOD     CUT-OFF DATE     BALLOON
CUT-OFF DATE BALANCE ($)                    DSCR (X)         DSCR (X)         LTV (%)      LTV (%)
---------------------------------------------------------------------------------------------------

1 - 1,000,000                                  1.38              1.38             79.9         67.8
1,000,001 - 2,000,000                          1.57              1.49             67.4         57.0
2,000,001 - 3,000,000                          1.45              1.32             73.2         62.9
3,000,001 - 4,000,000                          1.45              1.34             70.8         62.0
4,000,001 - 5,000,000                          1.49              1.39             71.0         60.5
5,000,001 - 6,000,000                          1.51              1.42             70.4         59.9
6,000,001 - 7,000,000                          1.42              1.39             72.8         61.3
7,000,001 - 8,000,000                          1.38              1.31             73.1         60.9
8,000,001 - 9,000,000                          1.40              1.30             72.4         61.6
9,000,001 - 10,000,000                         1.59              1.43             72.6         65.9
10,000,001 - 15,000,000                        1.54              1.36             74.5         66.0
15,000,001 - 20,000,000                        1.54              1.27             76.1         68.2
20,000,001 - 30,000,000                        1.54              1.35             74.6         67.4
30,000,001 >=                                  1.35              1.27             69.1         60.4
---------------------------------------------------------------------------------------------------
TOTAL:                                        1.45X             1.32X            71.9%        63.0%
===================================================================================================

Minimum: $998,660
Maximum: $266,778,306
Weighted Average: $10,191,162

                                      I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

STATES

--------------------------------------------------------------------------------------------------------------------

                                                                               PERCENT BY    WEIGHTED      WEIGHTED
                                                                 AGGREGATE      AGGREGATE     AVERAGE       AVERAGE
                                                NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING
STATE                                MORTGAGED PROPERTIES      BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)
--------------------------------------------------------------------------------------------------------------------

California - Southern                                  29      235,020,483            8.6       5.417           115
California - Northern                                   9       66,681,011            2.4       5.324           119
New York                                               13      224,470,335            8.2       5.898           114
Texas                                                  24      188,150,851            6.9       5.570           108
Indiana                                                17      182,031,576            6.7       5.578           117
Pennsylvania                                           27      176,113,891            6.4       5.408           108
Maryland                                               15      171,021,433            6.3       5.491           124
Massachusetts                                           9      132,194,051            4.8       5.351            97
Tennessee                                               9      126,261,110            4.6       5.423           118
Florida                                                16      114,707,265            4.2       5.355           112
Illinois                                               11      113,502,875            4.2       5.300           105
Michigan                                                8       91,607,904            3.4       5.562           116
Colorado                                                5       90,789,592            3.3       5.481           120
Washington                                              7       90,340,328            3.3       5.711           107
North Carolina                                         18       83,754,085            3.1       5.554           116
District of Columbia                                    2       83,475,793            3.1       5.957           115
New Jersey                                             13       79,282,262            2.9       5.458           117
Ohio                                                    9       68,690,454            2.5       5.390            95
Arizona                                                 8       43,699,936            1.6       5.409           116
South Carolina                                          6       39,712,358            1.5       5.233           111
Hawaii                                                  1       38,000,000            1.4       5.735           118
Virginia                                                2       34,504,427            1.3       5.616           117
Georgia                                                 8       32,032,407            1.2       5.521           118
Iowa                                                    4       31,762,888            1.2       5.211            89
Kansas                                                  3       25,862,517            0.9       5.483           110
Nevada                                                  3       25,205,000            0.9       5.556           117
Wisconsin                                               9       21,729,300            0.8       5.591           117
Alabama                                                 3       16,504,506            0.6       5.620           116
Missouri                                                2       15,176,989            0.6       5.282           118
New Hampshire                                           1       14,000,000            0.5       5.295           114
Kentucky                                                1       13,600,000            0.5       5.080           114
Nebraska                                                2       13,376,933            0.5       5.633           116
New Mexico                                              4       10,793,092            0.4       5.395           116
Minnesota                                               2        9,132,992            0.3       5.249            97
Oklahoma                                                2        8,763,950            0.3       5.526           117
Connecticut                                             2        6,596,525            0.2       5.313            77
Oregon                                                  1        4,988,686            0.2       5.720           118
Wyoming                                                 1        2,873,713            0.1       5.940           118
Utah                                                    1        2,720,000            0.1       5.420           114
Idaho                                                   1        2,100,000            0.1       5.310           118
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                                308   $2,731,231,519         100.0%      5.513%           113
====================================================================================================================

-------------------------------------------------------------------------------------------------

                                                            WEIGHTED        WEIGHTED     WEIGHTED
                                           WEIGHTED          AVERAGE         AVERAGE      AVERAGE
                                            AVERAGE   POST IO PERIOD    CUT-OFF DATE      BALLOON
STATE                                       DSCR (X)        DSCR (X)         LTV (%)      LTV (%)
-------------------------------------------------------------------------------------------------

California - Southern                          1.43            1.28            70.6         61.4
California - Northern                          1.41            1.34            71.2         60.3
New York                                       1.17            1.14            63.1         49.6
Texas                                          1.51            1.38            71.7         63.1
Indiana                                        1.33            1.20            74.6         65.2
Pennsylvania                                   1.60            1.40            72.3         65.5
Maryland                                       1.54            1.44            78.9         74.5
Massachusetts                                  1.53            1.44            65.5         57.9
Tennessee                                      1.51            1.24            76.5         69.3
Florida                                        1.53            1.43            72.2         65.8
Illinois                                       1.54            1.54            70.6         61.1
Michigan                                       1.53            1.33            77.3         71.5
Colorado                                       1.48            1.21            73.7         64.5
Washington                                     1.40            1.27            73.4         64.8
North Carolina                                 1.55            1.35            75.3         64.7
District of Columbia                           1.02            1.02            59.3         43.4
New Jersey                                     1.36            1.28            74.2         62.6
Ohio                                           1.63            1.58            68.9         64.4
Arizona                                        1.47            1.34            73.7         63.1
South Carolina                                 1.45            1.30            76.7         65.9
Hawaii                                         1.41            1.41            76.8         76.8
Virginia                                       1.51            1.35            74.5         65.4
Georgia                                        1.42            1.35            74.5         62.4
Iowa                                           1.59            1.46            69.5         64.5
Kansas                                         1.51            1.29            79.1         71.0
Nevada                                         1.46            1.20            77.1         66.9
Wisconsin                                      1.49            1.38            71.8         61.6
Alabama                                        1.36            1.36            72.7         55.8
Missouri                                       1.52            1.44            74.1         58.0
New Hampshire                                  1.50            1.21            78.7         73.0
Kentucky                                       1.62            1.28            72.3         62.8
Nebraska                                       1.70            1.34            73.6         59.0
New Mexico                                     1.60            1.34            75.1         66.7
Minnesota                                      1.82            1.82            66.8         58.9
Oklahoma                                       1.36            1.36            77.3         64.9
Connecticut                                    1.48            1.48            73.1         64.3
Oregon                                         1.29            1.29            61.6         52.0
Wyoming                                        1.37            1.37            62.5         53.1
Utah                                           1.55            1.26            77.7         66.5
Idaho                                          1.65            1.33            80.8         70.6
-------------------------------------------------------------------------------------------------
TOTAL:                                        1.45X           1.32X           71.9%        63.0%
=================================================================================================

                                      I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------

                                                                               PERCENT BY    WEIGHTED      WEIGHTED
                                                                 AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                                NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
PROPERTY TYPE                        MORTGAGED PROPERTIES      BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
------------------------------------------------------------------------------------------------------------------------------------

Retail

     Anchored                                          39      508,697,202           18.6       5.322           109        1.58
     Unanchored                                        43      245,206,761            9.0       5.452           116        1.41
     Shadow Anchored                                   21      109,552,199            4.0       5.389           114        1.49
     Free Standing                                     18       46,315,313            1.7       5.496           109        1.32
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                              121     $909,771,476          33.3%      5.374%           111       1.51X
Office
     Suburban                                          40      454,393,245           16.6       5.535           111        1.50
     Urban                                              4       88,110,000            3.2       5.388           108        1.54
     Medical                                           11       80,569,671            2.9       5.344           116        1.50
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                               55     $623,072,916          22.8%      5.489%           111       1.50X
Multifamily
     Garden                                            40      364,182,998           13.3       5.578           115        1.48
     Student Housing                                    6       77,847,697            2.9       5.501           116        1.52
     Townhouse                                          4       25,561,657            0.9       5.192           116        1.65
     Mid-Rise                                           5       22,636,047            0.8       5.330           116        1.33
     Senior Housing                                     4       11,621,858            0.4       5.732           118        1.57
     Low-Rise                                           2        5,384,000            0.2       5.348           115        1.68
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                               61     $507,234,257          18.6%      5.536%           115       1.49X
                                          ------------------------------------------------------------------------------------------
Hospitality
     Full Service                                       6      274,754,267           10.1       5.962           114        1.05
     Limited Service                                    3       17,113,166            0.6       5.515           116        1.63
     Extended Stay                                      2       10,632,968            0.4       5.798           116        1.52
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                               11     $302,500,401          11.1%      5.931%           114       1.10X
                                          ------------------------------------------------------------------------------------------
Industrial
     Warehouse                                         12      133,956,461            4.9       5.633           118        1.27
     Flex Industrial                                    9       69,276,588            2.5       5.125            93        1.81
     Light Industrial                                   8       30,869,548            1.1       5.513           128        1.38
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                               29     $234,102,596           8.6%      5.467%           112       1.45X
                                          ------------------------------------------------------------------------------------------
Manufactured Housing
     Manufactured Housing                               6       55,967,135            2.0       5.485           118        1.47
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                6      $55,967,135           2.0%      5.485%           118       1.47X
                                          ------------------------------------------------------------------------------------------
Mixed Use
     Office/Retail                                      4       23,326,983            0.9       5.542           117        1.36
     Student Housing/Retail                             1       14,000,000            0.5       5.670           117        1.45
     Multifamily/Retail                                 1        4,480,322            0.2       5.540           116        1.56
     Office/Industrial                                  1        4,275,000            0.2       5.510           118        1.52
     Retail/Office/Apartment                            1        2,900,000            0.1       5.310           116        1.60
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                8      $48,982,304           1.8%      5.562%           117       1.43X
                                          ------------------------------------------------------------------------------------------
Self Storage
     Self Storage                                      16       42,393,532            1.6       5.842           118        1.39
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                               16      $42,393,532           1.6%      5.842%           118       1.39X
                                          ------------------------------------------------------------------------------------------
Other
     Theater                                            1        7,206,900            0.3       5.390           116        1.38
------------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                1       $7,206,900           0.3%      5.390%           116       1.38X
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                                           308   $2,731,231,519         100.0%      5.513%           113       1.45X
====================================================================================================================================

-------------------------------------------------------------------------------

                                           WEIGHTED      WEIGHTED     WEIGHTED
                                            AVERAGE       AVERAGE      AVERAGE
                                     POST IO PERIOD  CUT-OFF DATE      BALLOON
PROPERTY TYPE                              DSCR (X)       LTV (%)      LTV (%)
-------------------------------------------------------------------------------
Retail

     Anchored                                  1.39          72.1         65.7
     Unanchored                                1.28          74.9         63.4
     Shadow Anchored                           1.32          74.4         65.2
     Free Standing                             1.29          71.5         60.6
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.35X         73.1%        64.8%
Office
     Suburban                                  1.43          73.6         68.4
     Urban                                     1.26          76.1         71.7
     Medical                                   1.26          76.9         67.8
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.39X         74.4%        68.8%
Multifamily
     Garden                                    1.29          75.5         66.9
     Student Housing                           1.27          72.7         64.5
     Townhouse                                 1.33          78.6         72.6
     Mid-Rise                                  1.28          64.1         51.2
     Senior Housing                            1.49          65.6         56.6
     Low-Rise                                  1.35          77.5         69.1
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.29X         74.5%        65.9%
                                    -------------------------------------------
Hospitality
     Full Service                              1.05          59.2         43.5
     Limited Service                           1.63          70.5         56.0
     Extended Stay                             1.52          71.9         55.8
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.10X         60.3%        44.7%
                                    -------------------------------------------
Industrial
     Warehouse                                 1.24          69.1         55.0
     Flex Industrial                           1.77          67.5         60.6
     Light Industrial                          1.33          66.8         55.6
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.41X         68.3%        56.7%
                                    -------------------------------------------
Manufactured Housing
     Manufactured Housing                      1.36          79.1         72.8
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.36X         79.1%        72.8%
                                    -------------------------------------------
Mixed Use
     Office/Retail                             1.36          69.1         58.0
     Student Housing/Retail                    1.20          76.8         67.7
     Multifamily/Retail                        1.56          50.9         42.8
     Office/Industrial                         1.24          67.9         63.1
     Retail/Office/Apartment                   1.29          74.4         65.0
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.32X         69.9%        60.3%
                                    -------------------------------------------
Self Storage
     Self Storage                              1.34          76.7         65.0
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.34X         76.7%        65.0%
                                    -------------------------------------------
Other
     Theater                                   1.38          68.6         44.6
-------------------------------------------------------------------------------
               SUBTOTAL:                      1.38X         68.6%        44.6%
-------------------------------------------------------------------------------
     TOTAL:                                   1.32X         71.9%        63.0%
===============================================================================

                                      I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------

                                                                            PERCENT BY    WEIGHTED      WEIGHTED
                                                              AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                             NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
MORTGAGE RATE (%)                       MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
------------------------------------------------------------------------------------------------------------------------------

<= 5.000                                            14      164,308,344            6.0       4.778            79        2.08
5.001 - 5.500                                      108    1,015,966,948           37.2       5.292           113        1.48
5.501 - 6.000                                      137    1,511,706,002           55.3       5.724           117        1.36
6.001 - 6.500                                        8       37,855,754            1.4       6.161           107        1.45
6.501 - 7.000                                        1        1,394,470            0.1       6.620           117        1.20
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             268   $2,731,231,519         100.0%      5.513%           113       1.45X
==============================================================================================================================

--------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED   WEIGHTED
                                                AVERAGE       AVERAGE    AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
MORTGAGE RATE (%)                              DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
<= 5.000                                          1.94          64.5       61.9
5.001 - 5.500                                     1.32          73.2       64.4
5.501 - 6.000                                     1.26          72.0       62.4
6.001 - 6.500                                     1.39          67.5       58.0
6.501 - 7.000                                     1.20          67.0       53.4
--------------------------------------------------------------------------------
TOTAL:                                           1.32X         71.9%      63.0%
================================================================================

Minimum: 4.640%
Maximum: 6.620%
Weighted Average: 5.513%

SEASONING

------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
SEASONING                                MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
------------------------------------------------------------------------------------------------------------------------------

= 0                                                   3       90,530,000            3.3       5.493           120        1.24
1 - 5                                               232    2,362,232,007           86.5       5.550           113        1.44
6 - 11                                               31      257,844,206            9.4       5.176           107        1.59
12-23                                                 2       20,625,305            0.8       5.635            86        1.36
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              268   $2,731,231,519         100.0%      5.513%           113       1.45X
==============================================================================================================================

--------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED   WEIGHTED
                                               AVERAGE       AVERAGE    AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
SEASONING                                     DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
= 0                                              1.24          71.3       54.9
1 - 5                                            1.32          71.7       62.9
6 - 11                                           1.39          74.6       66.6
12-23                                            1.27          70.1       63.0
--------------------------------------------------------------------------------
TOTAL:                                          1.32X         71.9%      63.0%
================================================================================

Minimum: 0 mos.
Maximum: 16 mos.
Weighted Average: 3 mos.

                                      I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

ORIGINAL TERMS TO STATED MATURITY

----------------------------------------------------------------------------------------------------------------------------------

                                                                               PERCENT BY    WEIGHTED      WEIGHTED
                                                                 AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                                NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
ORIGINAL TERM TO STATED MATURITY (MOS.)    MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
----------------------------------------------------------------------------------------------------------------------------------

<= 60                                                  17      159,378,145            5.8       4.944            58        2.05
61 - 84                                                 6       76,496,266            2.8       5.492            77        1.69
85 - 120                                              239    2,456,297,885           89.9       5.549           117        1.40
121 - 180                                               6       39,059,224            1.4       5.641           154        1.53
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                268   $2,731,231,519         100.0%      5.513%           113       1.45X
==================================================================================================================================

--------------------------------------------------------------------------------

                                             WEIGHTED        WEIGHTED   WEIGHTED
                                              AVERAGE         AVERAGE    AVERAGE
                                        POST IO PERIOD   CUT-OFF DATE   BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)       DSCR (X)        LTV (%)    LTV (%)
--------------------------------------------------------------------------------
<= 60                                            2.02           61.2       60.3
61 - 84                                          1.60           68.4       66.0
85 - 120                                         1.27           72.7       63.2
121 - 180                                        1.36           73.9       58.5
--------------------------------------------------------------------------------
TOTAL:                                          1.32X          71.9%      63.0%
================================================================================

Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 116 mos.

REMAINING TERMS TO STATED MATURITY

----------------------------------------------------------------------------------------------------------------------------------

                                                                               PERCENT BY    WEIGHTED      WEIGHTED
                                                                 AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                                NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
REMAINING TERM TO STATED MATURITY (MOS.)   MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
----------------------------------------------------------------------------------------------------------------------------------

<= 60                                                  17      159,378,145            5.8       4.944            58        2.05
61 - 84                                                 6       76,496,266            2.8       5.492            77        1.69
85 - 120                                              239    2,456,297,885           89.9       5.549           117        1.40
121 - 180                                               6       39,059,224            1.4       5.641           154        1.53
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                268   $2,731,231,519         100.0%      5.513%           113       1.45X
==================================================================================================================================

--------------------------------------------------------------------------------

                                                WEIGHTED      WEIGHTED  WEIGHTED
                                                 AVERAGE       AVERAGE   AVERAGE
                                          POST IO PERIOD  CUT-OFF DATE  BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)        DSCR (X)        LTV (%)  LTV (%)
--------------------------------------------------------------------------------
<= 60                                              2.02          61.2      60.3
61 - 84                                            1.60          68.4      66.0
85 - 120                                           1.27          72.7      63.2
121 - 180                                          1.36          73.9      58.5
--------------------------------------------------------------------------------
TOTAL:                                            1.32X         71.9%     63.0%
================================================================================

Minimum: 52 mos.
Maximum: 177 mos.
Weighted Average: 113 mos.

                                      I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

ORIGINAL AMORTIZATION TERMS

---------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
ORIGINAL AMORTIZATION TERM (MOS.)         MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
---------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                                       21      408,431,844           15.0       5.280            96        1.74
  181 - 240                                            8      328,758,332           12.0       5.882           116        1.06
  241 - 300                                           20       99,968,114            3.7       5.662           109        1.56
  301 - 360                                          218    1,863,873,229           68.2       5.488           116        1.45
  361 - 400                                            1       30,200,000            1.1       5.690           118        1.45
---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                            268   $2,731,231,519         100.0%      5.513%           113       1.45X
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
=================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED   WEIGHTED
                                               AVERAGE       AVERAGE    AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)             DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
BALLOON LOANS
  Interest Only                                  1.74          69.7       69.7
  181 - 240                                      1.06          60.7       43.4
  241 - 300                                      1.45          70.7       56.4
  301 - 360                                      1.27          74.4       65.2
  361 - 400                                      1.22          75.5       70.9
-------------------------------------------------------------------------------
SUBTOTAL:                                       1.32X         71.9%      63.0%
-------------------------------------------------------------------------------
TOTAL:                                          1.32X         71.9%      63.0%
===============================================================================

Minimum: 227 mos.
Maximum: 374 mos.
Weighted Average: 339 mos.

REMAINING AMORTIZATION TERMS

--------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
REMAINING AMORTIZATION TERM (MOS.)        MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                                       21      408,431,844           15.0       5.280            96        1.74
  181 - 240                                            8      328,758,332           12.0       5.882           116        1.06
  241 - 300                                           20       99,968,114            3.7       5.662           109        1.56
  301 - 360                                          218    1,863,873,229           68.2       5.488           116        1.45
  361 >=                                               1       30,200,000            1.1       5.690           118        1.45
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                            268   $2,731,231,519         100.0%      5.513%           113       1.45X
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
================================================================================================================================

--------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED   WEIGHTED
                                                AVERAGE       AVERAGE    AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
REMAINING AMORTIZATION TERM (MOS.)             DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
BALLOON
  Interest Only                                   1.74          69.7       69.7
  181 - 240                                       1.06          60.7       43.4
  241 - 300                                       1.45          70.7       56.4
  301 - 360                                       1.27          74.4       65.2
  361 >=                                          1.22          75.5       70.9
--------------------------------------------------------------------------------
SUBTOTAL:                                        1.32X         71.9%      63.0%
--------------------------------------------------------------------------------
TOTAL:                                           1.32X         71.9%      63.0%
================================================================================

Minimum: 222 mos.
Maximum: 374 mos.
Weighted Average: 337 mos.

                                      I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

DEBT SERVICE COVERAGE RATIOS

---------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
DEBT SERVICE COVERAGE RATIO (X)           MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
---------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                            1      266,778,306            9.8       5.957           115        1.02
1.11 - 1.20                                           10      139,113,620            5.1       5.630           118        1.20
1.21 - 1.30                                           65      428,636,327           15.7       5.562           117        1.25
1.31 - 1.40                                           38      219,518,561            8.0       5.530           116        1.36
1.41 - 1.50                                           46      512,254,535           18.8       5.556           114        1.46
1.51 - 1.60                                           56      697,940,057           25.6       5.464           116        1.54
1.61 - 1.70                                           22      233,953,000            8.6       5.340           117        1.65
1.71 - 1.80                                            8       83,569,532            3.1       5.210            91        1.76
1.81 - 1.90                                            3        9,594,863            0.4       5.490           116        1.86
1.91 - 2.00                                            3       14,128,979            0.5       5.863            96        1.93
2.01 - 2.50                                           14      122,585,797            4.5       4.807            65        2.27
2.51 - 3.00                                            1        1,661,189            0.1       5.650           118        2.68
3.01 >=                                                1        1,496,752            0.1       5.990           118        3.07
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
=================================================================================================================================

--------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED   WEIGHTED
                                                AVERAGE       AVERAGE    AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE    BALLOON
DEBT SERVICE COVERAGE RATIO (X)                DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
1.01 - 1.10                                       1.02          59.3       43.4
1.11 - 1.20                                       1.20          68.4       53.2
1.21 - 1.30                                       1.24          73.7       61.8
1.31 - 1.40                                       1.32          74.6       63.1
1.41 - 1.50                                       1.27          73.9       67.1
1.51 - 1.60                                       1.34          76.1       69.9
1.61 - 1.70                                       1.34          76.2       68.0
1.71 - 1.80                                       1.63          67.6       63.6
1.81 - 1.90                                       1.57          71.9       63.0
1.91 - 2.00                                       1.90          60.1       49.9
2.01 - 2.50                                       2.23          57.9       56.7
2.51 - 3.00                                       2.68          32.9       27.7
3.01 >=                                           3.07          23.4       19.9
--------------------------------------------------------------------------------
TOTAL:                                           1.32X         71.9%      63.0%
================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.45x

DEBT SERVICE COVERAGE RATIOS (POST IO PERIOD)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                     PERCENT BY    WEIGHTED     WEIGHTED
                                                                       AGGREGATE      AGGREGATE     AVERAGE      AVERAGE   WEIGHTED
                                                      NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE
DEBT SERVICE COVERAGE RATIO (POST IO PERIOD)(X)  MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (X)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                   2      276,778,306           10.1       5.963          115       1.03
1.11 - 1.20                                                  29      416,873,620           15.3       5.562          117       1.36
1.21 - 1.30                                                 122    1,040,836,327           38.1       5.482          116       1.42
1.31 - 1.40                                                  59      443,350,561           16.2       5.472          117       1.54
1.41 - 1.50                                                  17      144,398,535            5.3       5.574          113       1.45
1.51 - 1.60                                                  15      205,511,057            7.5       5.478          115       1.54
1.61 - 1.70                                                   3       12,634,000            0.5       5.568          117       1.74
1.71 - 1.80                                                   5       60,265,532            2.2       5.234           81       1.80
1.81 - 1.90                                                   1        1,594,863            0.1       5.640          117       1.89
1.91 - 2.00                                                   2       12,928,979            0.5       5.862           94       1.93
2.01 - 2.50                                                  11      112,901,797            4.1       4.753           61       2.28
2.51 - 3.00                                                   1        1,661,189            0.1       5.650          118       2.68
3.01 >=                                                       1        1,496,752            0.1       5.990          118       3.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      268   $2,731,231,519         100.0%      5.513%          113      1.45X
====================================================================================================================================

------------------------------------------------------------------------------------------

                                                         WEIGHTED      WEIGHTED   WEIGHTED
                                                          AVERAGE       AVERAGE    AVERAGE
                                                   POST IO PERIOD  CUT-OFF DATE   BALLOON
DEBT SERVICE COVERAGE RATIO (POST IO PERIOD)(X)           DSCR (X)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------

1.01 - 1.10                                                 1.02          59.7       44.1
1.11 - 1.20                                                 1.19          72.5       62.3
1.21 - 1.30                                                 1.25          75.1       65.7
1.31 - 1.40                                                 1.35          75.1       65.2
1.41 - 1.50                                                 1.44          74.4       68.7
1.51 - 1.60                                                 1.53          75.0       72.7
1.61 - 1.70                                                 1.63          69.0       67.6
1.71 - 1.80                                                 1.77          63.5       62.1
1.81 - 1.90                                                 1.89          48.3       40.8
1.91 - 2.00                                                 1.93          61.1       50.1
2.01 - 2.50                                                 2.28          56.6       56.2
2.51 - 3.00                                                 2.68          32.9       27.7
3.01 >=                                                     3.07          23.4       19.9
------------------------------------------------------------------------------------------
TOTAL:                                                     1.32X         71.9%      63.0%
==========================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.32x

                                      I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

LOAN-TO-VALUE RATIOS

---------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
LOAN-TO-VALUE RATIO (%)                   MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
---------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                                            1        1,496,752            0.1       5.990           118        3.07
30.1 - 40.0                                            2        3,455,383            0.1       5.629           118        2.38
40.1 - 50.0                                            3        8,065,863            0.3       5.519           116        1.63
50.1 - 60.0                                           19      426,753,573           15.6       5.580            98        1.41
60.1 - 70.0                                           59      475,183,543           17.4       5.562           114        1.42
70.1 - 75.0                                           64      658,328,293           24.1       5.436           116        1.44
75.1 - 80.0                                          118    1,119,848,111           41.0       5.507           116        1.48
80.1 >=                                                2       38,100,000            1.4       5.641           118        1.37
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
=================================================================================================================================

-------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED  WEIGHTED
                                                AVERAGE       AVERAGE   AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
LOAN-TO-VALUE RATIO (%)                        DSCR (X)       LTV (%)   LTV (%)
-------------------------------------------------------------------------------
20.1 - 30.0                                       3.07          23.4      19.9
30.1 - 40.0                                       2.38          36.5      29.3
40.1 - 50.0                                       1.58          49.3      42.2
50.1 - 60.0                                       1.41          58.4      47.4
60.1 - 70.0                                       1.32          67.2      58.0
70.1 - 75.0                                       1.30          73.3      64.0
75.1 - 80.0                                       1.31          78.3      70.4
80.1 >=                                           1.13          81.9      74.9
-------------------------------------------------------------------------------
TOTAL:                                           1.32X         71.9%     63.0%
===============================================================================

Minimum: 23.4%
Maximum: 82.0%
Weighted Average: 71.9%

BALLOON LOAN-TO-VALUE RATIOS

---------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
BALLOON LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
---------------------------------------------------------------------------------------------------------------------------------

10.1 - 20.0                                            1        1,496,752            0.1       5.990           118        3.07
20.1 - 30.0                                            1        1,661,189            0.1       5.650           118        2.68
30.1 - 40.0                                            3       13,088,073            0.5       5.196           118        1.33
40.1 - 50.0                                           13      345,455,345           12.6       5.893           115        1.10
50.1 - 55.0                                           26      110,846,667            4.1       5.544           109        1.58
55.1 - 60.0                                           38      390,685,883           14.3       5.320           102        1.57
60.1 - 65.0                                           74      596,290,627           21.8       5.458           115        1.43
65.1 - 70.0                                           73      596,387,417           21.8       5.487           116        1.49
70.1 - 80.0                                           39      675,319,567           24.7       5.502           113        1.52
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
=================================================================================================================================

--------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED  WEIGHTED
                                                AVERAGE       AVERAGE   AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)                DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
10.1 - 20.0                                       3.07          23.4       19.9
20.1 - 30.0                                       2.68          32.9       27.7
30.1 - 40.0                                       1.33          55.2       36.1
40.1 - 50.0                                       1.10          60.0       43.7
50.1 - 55.0                                       1.55          63.1       52.9
55.1 - 60.0                                       1.52          66.2       58.1
60.1 - 65.0                                       1.30          72.7       62.8
65.1 - 70.0                                       1.28          76.4       67.4
70.1 - 80.0                                       1.34          78.7       74.3
--------------------------------------------------------------------------------
TOTAL:                                           1.32X         71.9%      63.0%
================================================================================

Minimum: 19.9%
Maximum: 80.0%
Weighted Average: 63.0%

AMORTIZATION TYPES

---------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
AMORTIZING TYPES                          MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
---------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                                   140    1,128,683,675           41.3       5.643           116        1.25
Interest Only                                         21      408,431,844           15.0       5.280            96        1.74
Interest Only, Then Amortizing Balloon               107    1,194,116,000           43.7       5.470           116        1.54
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               268   $2,731,231,519         100.0%      5.513%           113       1.45X
=================================================================================================================================

--------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED  WEIGHTED
                                                AVERAGE       AVERAGE   AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
AMORTIZING TYPES                               DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
Amortizing Balloon                                1.25          68.7       55.4
Interest Only                                     1.74          69.7       69.7
Interest Only, Then Amortizing Balloon            1.26          75.7       67.9
--------------------------------------------------------------------------------
TOTAL:                                           1.32X         71.9%      63.0%
===============================================================================

                                      I-8

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS           MAR-06          MAR-07           MAR-08          MAR-09         MAR-10           MAR-11
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                          99.70%          99.71%          89.05%           88.77%           88.57%           92.19%
Yield Maintenance Total              0.30%           0.29%          10.95%           11.23%           11.32%            7.81%
Open                                 0.00%           0.00%           0.00%            0.00%            0.11%            0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%         100.00%         100.00%          100.00%          100.00%          100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $2,731,231,519  $2,710,605,290  $2,686,913,745   $2,656,875,917   $2,621,366,326   $2,424,698,493
% Initial Pool Balance             100.00%          99.24%          98.38%           97.28%           95.98%           88.78%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-12             MAR-13
-------------------------------------------------------------
Locked Out                            92.11%           92.57%
Yield Maintenance Total                6.61%            6.79%
Open                                   1.28%            0.64%
-------------------------------------------------------------
TOTALS                               100.00%          100.00%
-------------------------------------------------------------
Pool Balance Outstanding     $2,367,983,368   $2,264,605,732
% Initial Pool Balance                86.70%           82.92%
-------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-14           MAR-15         MAR-16         MAR-17         MAR-18        MAR-19
-----------------------------------------------------------------------------------------------------------------------

Locked Out                            92.58%           88.27%        100.00%        100.00%        100.00%       100.00%
Yield Maintenance Total                6.78%            6.32%          0.00%          0.00%          0.00%         0.00%
Open                                   0.64%            5.41%          0.00%          0.00%          0.00%         0.00%
-----------------------------------------------------------------------------------------------------------------------
TOTALS                               100.00%          100.00%        100.00%        100.00%        100.00%       100.00%
-----------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $2,225,399,512   $2,175,098,495    $33,359,054    $18,545,396    $18,076,049   $17,579,241
% Initial Pool Balance                81.48%           79.64%          1.22%          0.68%          0.66%         0.64%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-20       MAR-21
--------------------------------------------------------
Locked Out                         100.00%        0.00%
Yield Maintenance Total              0.00%        0.00%
Open                                 0.00%        0.00%
--------------------------------------------------------
TOTALS                             100.00%        0.00%
--------------------------------------------------------
Pool Balance Outstanding      $17,056,033           $0
% Initial Pool Balance               0.62%        0.00%
--------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

                                      I-9

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE LOAN SELLERS

-------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
LOAN SELLER                              MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                128    1,437,075,923           64.7       5.525           116        1.35
LaSalle Bank National Association                    80      785,046,185           35.3       5.479           105        1.61
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
===============================================================================================================================

--------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED  WEIGHTED
                                                AVERAGE       AVERAGE   AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
LOAN SELLER                                    DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Capital Inc.              1.24          70.9      59.7
LaSalle Bank National Association                 1.51          72.1      67.2
--------------------------------------------------------------------------------
TOTAL:                                           1.33X         71.3%     62.4%
================================================================================

CUT-OFF DATE BALANCES

-------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
CUT-OFF DATE BALANCE ($)                 MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                                         1          998,660            0.0       5.920           119        1.38
1,000,001 - 2,000,000                                24       39,649,893            1.8       5.735           117        1.57
2,000,001 - 3,000,000                                29       74,139,623            3.3       5.504           114        1.42
3,000,001 - 4,000,000                                23       78,913,084            3.6       5.515           109        1.47
4,000,001 - 5,000,000                                31      138,530,416            6.2       5.481           111        1.51
5,000,001 - 6,000,000                                14       76,618,687            3.4       5.438           109        1.51
6,000,001 - 7,000,000                                14       90,912,780            4.1       5.469           116        1.43
7,000,001 - 8,000,000                                11       81,662,135            3.7       5.608           113        1.41
8,000,001 - 9,000,000                                 4       35,001,305            1.6       5.611           116        1.39
9,000,001 - 10,000,000                                6       57,234,897            2.6       5.582           106        1.58
10,000,001 - 15,000,000                              18      228,162,659           10.3       5.341           109        1.55
15,000,001 - 20,000,000                               8      138,605,000            6.2       5.387           117        1.56
20,000,001 - 30,000,000                              10      240,067,082           10.8       5.383           108        1.54
30,000,001 >=                                        15      941,625,888           42.4       5.587           113        1.35
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
===============================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
CUT-OFF DATE BALANCE ($)                      DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
1 - 1,000,000                                    1.38          79.9       67.8
1,000,001 - 2,000,000                            1.48          67.8       57.4
2,000,001 - 3,000,000                            1.30          73.4       62.8
3,000,001 - 4,000,000                            1.36          70.3       61.7
4,000,001 - 5,000,000                            1.41          70.7       60.5
5,000,001 - 6,000,000                            1.43          71.7       62.0
6,000,001 - 7,000,000                            1.38          72.6       60.4
7,000,001 - 8,000,000                            1.34          73.5       61.7
8,000,001 - 9,000,000                            1.31          70.4       59.6
9,000,001 - 10,000,000                           1.40          73.2       65.4
10,000,001 - 15,000,000                          1.39          73.4       64.7
15,000,001 - 20,000,000                          1.29          77.0       68.8
20,000,001 - 30,000,000                          1.40          73.5       66.8
30,000,001 >=                                    1.27          69.1       60.4
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: $998,660
Maximum: $266,778,306
Weighted Average: $10,683,279

                                      I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

STATES

---------------------------------------------------------------------------------------------------------------------------------

                                                                              PERCENT BY    WEIGHTED      WEIGHTED
                                                                AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                               NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
STATE                               MORTGAGED PROPERTIES       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
---------------------------------------------------------------------------------------------------------------------------------

California - Southern                                 28      229,749,484           10.3       5.417           115        1.43
California - Northern                                  7       60,686,752            2.7       5.299           119        1.37
New York                                              10      192,672,986            8.7       5.913           113        1.14
Maryland                                              15      171,021,433            7.7       5.491           124        1.54
Massachusetts                                          8      129,724,462            5.8       5.340            98        1.54
Pennsylvania                                          20      123,372,013            5.6       5.427           104        1.62
Indiana                                               11      123,356,336            5.6       5.614           118        1.26
Texas                                                 18       98,884,666            4.5       5.599           108        1.51
Illinois                                               8       96,508,847            4.3       5.275           102        1.59
Florida                                               14       96,218,137            4.3       5.345           111        1.54
Colorado                                               5       90,789,592            4.1       5.481           120        1.48
Washington                                             7       90,340,328            4.1       5.711           107        1.40
District of Columbia                                   2       83,475,793            3.8       5.957           115        1.02
New Jersey                                            12       76,695,119            3.5       5.469           117        1.37
Tennessee                                              4       67,403,110            3.0       5.261           117        1.51
North Carolina                                        13       62,615,740            2.8       5.539           116        1.55
Michigan                                               6       59,607,904            2.7       5.635           117        1.51
Ohio                                                   7       46,629,817            2.1       5.262            84        1.73
Hawaii                                                 1       38,000,000            1.7       5.735           118        1.41
Virginia                                               2       34,504,427            1.6       5.616           117        1.51
Iowa                                                   4       31,762,888            1.4       5.211            89        1.59
Arizona                                                6       31,737,833            1.4       5.424           116        1.46
South Carolina                                         5       28,736,806            1.3       5.005           109        1.51
Georgia                                                6       27,032,407            1.2       5.459           118        1.41
Nevada                                                 3       25,205,000            1.1       5.556           117        1.46
Alabama                                                3       16,504,506            0.7       5.620           116        1.36
Missouri                                               2       15,176,989            0.7       5.282           118        1.52
New Hampshire                                          1       14,000,000            0.6       5.295           114        1.50
Nebraska                                               2       13,376,933            0.6       5.633           116        1.70
Wisconsin                                              8       12,979,300            0.6       5.579           117        1.40
New Mexico                                             3        9,731,435            0.4       5.356           116        1.60
Minnesota                                              2        9,132,992            0.4       5.249            97        1.82
Connecticut                                            2        6,596,525            0.3       5.313            77        1.48
Kansas                                                 1        3,071,550            0.1       5.080            52        1.36
Utah                                                   1        2,720,000            0.1       5.420           114        1.55
Idaho                                                  1        2,100,000            0.1       5.310           118        1.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               248   $2,222,122,108         100.0%      5.509%           112       1.44X
=================================================================================================================================

------------------------------------------------------------------------------

                                             WEIGHTED      WEIGHTED  WEIGHTED
                                              AVERAGE       AVERAGE   AVERAGE
                                       POST IO PERIOD  CUT-OFF DATE   BALLOON
STATE                                        DSCR (X)       LTV (%)    LTV (%)
------------------------------------------------------------------------------
California - Southern                           1.28          71.1       61.9
California - Northern                           1.31          72.2       60.9
New York                                        1.11          61.0       46.6
Maryland                                        1.44          78.9       74.5
Massachusetts                                   1.44          65.5       57.8
Pennsylvania                                    1.42          73.1       67.0
Indiana                                         1.20          73.8       63.9
Texas                                           1.46          69.5       60.0
Illinois                                        1.59          69.4       60.3
Florida                                         1.47          73.6       67.4
Colorado                                        1.21          73.7       64.5
Washington                                      1.27          73.4       64.8
District of Columbia                            1.02          59.3       43.4
New Jersey                                      1.29          74.5       63.3
Tennessee                                       1.22          74.7       69.0
North Carolina                                  1.34          74.9       64.2
Michigan                                        1.37          76.6       71.6
Ohio                                            1.73          64.6       61.8
Hawaii                                          1.41          76.8       76.8
Virginia                                        1.35          74.5       65.4
Iowa                                            1.46          69.5       64.5
Arizona                                         1.27          74.7       64.6
South Carolina                                  1.31          75.6       65.4
Georgia                                         1.36          74.0       61.3
Nevada                                          1.20          77.1       66.9
Alabama                                         1.36          72.7       55.8
Missouri                                        1.44          74.1       58.0
New Hampshire                                   1.21          78.7       73.0
Nebraska                                        1.34          73.6       59.0
Wisconsin                                       1.40          68.9       58.0
New Mexico                                      1.31          75.8       67.7
Minnesota                                       1.82          66.8       58.9
Connecticut                                     1.48          73.1       64.3
Kansas                                          1.36          76.8       71.7
Utah                                            1.26          77.7       66.5
Idaho                                           1.33          80.8       70.6
------------------------------------------------------------------------------
TOTAL:                                         1.33X         71.3%      62.4%
==============================================================================

                                      I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PROPERTY TYPES

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 PERCENT BY    WEIGHTED      WEIGHTED
                                                                   AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                                  NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
PROPERTY TYPE                          MORTGAGED PROPERTIES      BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-----------------------------------------------------------------------------------------------------------------------------------

Retail
     Anchored                                            39      508,697,202           22.9       5.322           109        1.58
     Unanchored                                          43      245,206,761           11.0       5.452           116        1.41
     Shadow Anchored                                     21      109,552,199            4.9       5.389           114        1.49
     Free Standing                                       18       46,315,313            2.1       5.496           109        1.32
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                121     $909,771,476          40.9%      5.374%           111       1.51X
Office
     Suburban                                            40      454,393,245           20.4       5.535           111        1.50
     Urban                                                4       88,110,000            4.0       5.388           108        1.54
     Medical                                             11       80,569,671            3.6       5.344           116        1.50
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                 55     $623,072,916          28.0%      5.489%           111       1.50X
Hospitality
     Full Service                                         6      274,754,267           12.4       5.962           114        1.05
     Limited Service                                      3       17,113,166            0.8       5.515           116        1.63
     Extended Stay                                        2       10,632,968            0.5       5.798           116        1.52
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                 11     $302,500,401          13.6%      5.931%           114       1.10X
                                            ---------------------------------------------------------------------------------------
Industrial
     Warehouse                                           12      133,956,461            6.0       5.633           118        1.27
     Flex Industrial                                      9       69,276,588            3.1       5.125            93        1.81
     Light Industrial                                     8       30,869,548            1.4       5.513           128        1.38
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                 29     $234,102,596          10.5%      5.467%           112       1.45X
                                            ---------------------------------------------------------------------------------------
Manufactured Housing
     Manufactured Housing                                 4       46,421,247            2.1       5.534           118        1.51
                                            ---------------------------------------------------------------------------------------
               SUBTOTAL:                                  4      $46,421,247           2.1%      5.534%           118       1.51X
                                            ---------------------------------------------------------------------------------------
Self Storage
     Self Storage                                        16       42,393,532            1.9       5.842           118        1.39
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                 16      $42,393,532           1.9%      5.842%           118       1.39X
                                            ---------------------------------------------------------------------------------------
Mixed Use
     Office/Retail                                        4       23,326,983            1.0       5.542           117        1.36
     Multifamily/Retail                                   1        4,480,322            0.2       5.540           116        1.56
     Office/Industrial                                    1        4,275,000            0.2       5.510           118        1.52
     Retail/Office/Apartment                              1        2,900,000            0.1       5.310           116        1.60
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                  7      $34,982,304           1.6%      5.518%           117       1.43X
                                            ---------------------------------------------------------------------------------------
Multifamily
     Townhouse                                            2       12,400,000            0.6       5.458           117        1.55
     Garden                                               1        5,189,139            0.2       6.210           118        1.25
     Mid-Rise                                             1        4,081,595            0.2       5.400           116        1.16
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                  4      $21,670,734           1.0%      5.627%           117       1.40X
                                            ---------------------------------------------------------------------------------------
Other
     Theater                                              1        7,206,900            0.3       5.390           116        1.38
-----------------------------------------------------------------------------------------------------------------------------------
               SUBTOTAL:                                  1       $7,206,900           0.3%      5.390%           116       1.38X
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                                             248   $2,222,122,108         100.0%      5.509%           112       1.44x
===================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
PROPERTY TYPE                                DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
Retail
     Anchored                                    1.39          72.1       65.7
     Unanchored                                  1.28          74.9       63.4
     Shadow Anchored                             1.32          74.4       65.2
     Free Standing                               1.29          71.5       60.6
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.35X         73.1%      64.8%
Office
     Suburban                                    1.43          73.6       68.4
     Urban                                       1.26          76.1       71.7
     Medical                                     1.26          76.9       67.8
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.39X         74.4%      68.8%
Hospitality
     Full Service                                1.05          59.2       43.5
     Limited Service                             1.63          70.5       56.0
     Extended Stay                               1.52          71.9       55.8
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.10X         60.3%      44.7%
                                      -----------------------------------------
Industrial
     Warehouse                                   1.24          69.1       55.0
     Flex Industrial                             1.77          67.5       60.6
     Light Industrial                            1.33          66.8       55.6
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.41X         68.3%      56.7%
                                      -----------------------------------------
Manufactured Housing
     Manufactured Housing                        1.37          79.5       74.6
                                      -----------------------------------------
               SUBTOTAL:                         1.37X         79.5%      74.6%
                                      -----------------------------------------
Self Storage
     Self Storage                                1.34          76.7       65.0
-------------------------------------------------------------------------------
               SUBTOTAL:                         1.34X         76.7%      65.0%
                                      -----------------------------------------
Mixed Use
     Office/Retail                               1.36          69.1       58.0
     Multifamily/Retail                          1.56          50.9       42.8
     Office/Industrial                           1.24          67.9       63.1
     Retail/Office/Apartment                     1.29          74.4       65.0
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.37X         67.1%      57.3%
                                      -----------------------------------------
Multifamily
     Townhouse                                   1.26          78.5       73.0
     Garden                                      1.25          79.8       68.4
     Mid-Rise                                    1.16          54.4       45.6
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.24X         74.3%      66.7%
                                      -----------------------------------------
Other
     Theater                                     1.38          68.6       44.6
-------------------------------------------------------------------------------
               SUBTOTAL:                        1.38X         68.6%      44.6%
-------------------------------------------------------------------------------
     TOTAL:                                     1.33x         71.3%      62.4%
===============================================================================

                                      I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE RATES

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
MORTGAGE RATE (%)                        MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

<= 5.000                                             11      147,360,344            6.6       4.765            75        2.11
5.001 - 5.500                                        88      845,451,908           38.0       5.285           113        1.48
5.501 - 6.000                                       101    1,192,859,631           53.7       5.739           117        1.33
6.001 - 6.500                                         7       35,055,754            1.6       6.170           106        1.46
6.501 - 7.000                                         1        1,394,470            0.1       6.620           117        1.20
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED   WEIGHTED
                                               AVERAGE       AVERAGE    AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
MORTGAGE RATE (%)                             DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
<= 5.000                                         2.00          62.7       60.6
5.001 - 5.500                                    1.32          73.4       64.7
5.501 - 6.000                                    1.25          71.1       61.1
6.001 - 6.500                                    1.40          66.8       57.3
6.501 - 7.000                                    1.20          67.0       53.4
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 4.640%
Maximum: 6.620%
Weighted Average: 5.509%

SEASONING

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
SEASONING                                MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

= 0                                                   2       79,530,000            3.6       5.460           120        1.23
1 - 5                                               180    1,919,012,310           86.4       5.542           113        1.44
6 - 11                                               25      213,579,798            9.6       5.198           106        1.57
12-23                                                 1       10,000,000            0.5       6.130           104        1.29
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
SEASONING                                     DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
= 0                                              1.23          70.7       53.8
1 - 5                                            1.33          71.0       62.3
6 - 11                                           1.40          74.2       66.0
12-23                                            1.10          69.4       61.8
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 0 mos.
Maximum: 16 mos.
Weighted Average: 3 mos.

                                      I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

ORIGINAL TERMS TO STATED MATURITY

-------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
ORIGINAL TERM TO STATED MATURITY (MOS.)  MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-------------------------------------------------------------------------------------------------------------------------------

<= 60                                                15      152,812,540            6.9       4.900            58        2.08
61 - 84                                               5       65,870,960            3.0       5.544            79        1.73
85 - 120                                            182    1,964,379,384           88.4       5.553           117        1.38
121 - 180                                             6       39,059,224            1.8       5.641           154        1.53
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
===============================================================================================================================

-------------------------------------------------------------------------------

                                               WEIGHTED      WEIGHTED  WEIGHTED
                                                AVERAGE       AVERAGE   AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)        DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
<= 60                                             2.05          60.7       60.0
61 - 84                                           1.63          68.0       66.3
85 - 120                                          1.26          72.2       62.5
121 - 180                                         1.36          73.9       58.5
--------------------------------------------------------------------------------
TOTAL:                                           1.33X         71.3%      62.4%
================================================================================

Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 115 mos.

REMAINING TERMS TO STATED MATURITY

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
REMAINING TERM TO STATED MATURITY (MOS.) MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

<= 60                                                15      152,812,540            6.9       4.900            58        2.08
61 - 84                                               5       65,870,960            3.0       5.544            79        1.73
85 - 120                                            182    1,964,379,384           88.4       5.553           117        1.38
121 - 180                                             6       39,059,224            1.8       5.641           154        1.53
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

--------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED   WEIGHTED
                                               AVERAGE       AVERAGE    AVERAGE
                                         POST IO PERIOD  CUT-OFF DATE   BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)       DSCR (X)       LTV (%)    LTV (%)
--------------------------------------------------------------------------------
<= 60                                             2.05          60.7       60.0
61 - 84                                           1.63          68.0       66.3
85 - 120                                          1.26          72.2       62.5
121 - 180                                         1.36          73.9       58.5
--------------------------------------------------------------------------------
TOTAL:                                           1.33X         71.3%      62.4%
================================================================================

Minimum: 52 mos.
Maximum: 177 mos.
Weighted Average: 112 mos.

                                      I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

ORIGINAL AMORTIZATION TERMS

-------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
ORIGINAL AMORTIZATION TERM (MOS.)        MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                                      19      392,481,844           17.7       5.267            95        1.74
  181 - 240                                           4      309,615,207           13.9       5.927           116        1.05
  241 - 300                                          19       95,872,098            4.3       5.648           111        1.57
  301 - 360                                         165    1,393,952,959           62.7       5.471           116        1.43
  361 - 400                                           1       30,200,000            1.4       5.690           118        1.45
-------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                           208   $2,222,122,108         100.0%      5.509%           112       1.44X
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
===============================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)              DSCR (X)       LTV (%)   LTV (%)
-------------------------------------------------------------------------------
BALLOON LOANS
  Interest Only                                  1.74          69.8       69.8
  181 - 240                                      1.05          60.5       43.6
  241 - 300                                      1.45          70.4       55.8
  301 - 360                                      1.27          74.1       64.7
  361 - 400                                      1.22          75.5       70.9
-------------------------------------------------------------------------------
SUBTOTAL:                                       1.33X         71.3%      62.4%
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 227 mos.
Maximum: 374 mos.
Weighted Average: 335 mos.

REMAINING AMORTIZATION TERMS

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
REMAINING AMORTIZATION TERM (MOS.)       MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                                      19      392,481,844           17.7       5.267            95        1.74
  181 - 240                                           4      309,615,207           13.9       5.927           116        1.05
  241 - 300                                          19       95,872,098            4.3       5.648           111        1.57
  301 - 360                                         165    1,393,952,959           62.7       5.471           116        1.43
  361 >=                                              1       30,200,000            1.4       5.690           118        1.45
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                           208   $2,222,122,108         100.0%      5.509%           112       1.44X
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
REMAINING AMORTIZATION TERM (MOS.)            DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
BALLOON
  Interest Only                                  1.74          69.8       69.8
  181 - 240                                      1.05          60.5       43.6
  241 - 300                                      1.45          70.4       55.8
  301 - 360                                      1.27          74.1       64.7
  361 >=                                         1.22          75.5       70.9
-------------------------------------------------------------------------------
SUBTOTAL:                                       1.33X         71.3%      62.4%
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 222 mos.
Maximum: 374 mos.
Weighted Average: 333 mos.

                                      I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

DEBT SERVICE COVERAGE RATIOS

-------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
DEBT SERVICE COVERAGE RATIO (X)          MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
-------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                           1      266,778,306           12.0       5.957           115        1.02
1.11 - 1.20                                           7      124,149,728            5.6       5.687           118        1.20
1.21 - 1.30                                          53      352,706,554           15.9       5.560           117        1.25
1.31 - 1.40                                          33      203,037,883            9.1       5.519           116        1.36
1.41 - 1.50                                          30      369,920,247           16.6       5.552           114        1.46
1.51 - 1.60                                          45      522,584,399           23.5       5.423           116        1.54
1.61 - 1.70                                          16      182,945,000            8.2       5.309           117        1.66
1.71 - 1.80                                           5       62,105,532            2.8       5.259            82        1.76
1.81 - 1.90                                           2        8,000,000            0.4       5.460           116        1.85
1.91 - 2.00                                           3       14,128,979            0.6       5.863            96        1.93
2.01 - 2.50                                          11      112,607,538            5.1       4.745            60        2.28
2.51 - 3.00                                           1        1,661,189            0.1       5.650           118        2.68
3.01 >=                                               1        1,496,752            0.1       5.990           118        3.07
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
===============================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
DEBT SERVICE COVERAGE RATIO (X)               DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
1.01 - 1.10                                      1.02          59.3       43.4
1.11 - 1.20                                      1.20          68.8       54.5
1.21 - 1.30                                      1.24          73.6       61.8
1.31 - 1.40                                      1.31          74.7       63.2
1.41 - 1.50                                      1.28          74.8       68.4
1.51 - 1.60                                      1.36          75.2       69.6
1.61 - 1.70                                      1.33          76.6       68.1
1.71 - 1.80                                      1.68          64.8       60.9
1.81 - 1.90                                      1.50          76.6       67.4
1.91 - 2.00                                      1.90          60.1       49.9
2.01 - 2.50                                      2.27          56.9       56.3
2.51 - 3.00                                      2.68          32.9       27.7
3.01 >=                                          3.07          23.4       19.9
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.44x

DEBT SERVICE COVERAGE RATIOS (POST IO PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     PERCENT BY    WEIGHTED     WEIGHTED
                                                                        AGGREGATE     AGGREGATE     AVERAGE      AVERAGE   WEIGHTED
                                                       NUMBER OF     CUT-OFF DATE  CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE
DEBT SERVICE COVERAGE RATIO (POST IO PERIOD)(X)  MORTGAGE LOANS       BALANCE ($)   BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (X)
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                    2      276,778,306          12.5       5.963          115       1.03
1.11 - 1.20                                                   20      339,584,728          15.3       5.575          117       1.36
1.21 - 1.30                                                   94      734,026,554          33.0       5.457          115       1.40
1.31 - 1.40                                                   47      368,507,883          16.6       5.460          117       1.53
1.41 - 1.50                                                   13      122,815,247           5.5       5.606          119       1.46
1.51 - 1.60                                                   14      204,449,399           9.2       5.477          115       1.54
1.61 - 1.70                                                    1        1,200,000           0.1       5.880          118       2.00
1.71 - 1.80                                                    3       48,265,532           2.2       5.149           72       1.77
1.91 - 2.00                                                    2       12,928,979           0.6       5.862           94       1.93
2.01 - 2.50                                                   10      110,407,538           5.0       4.733           59       2.29
2.51 - 3.00                                                    1        1,661,189           0.1       5.650          118       2.68
3.01 >=                                                        1        1,496,752           0.1       5.990          118       3.07
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                       208   $2,222,122,108        100.0%      5.509%          112      1.44X
===================================================================================================================================

----------------------------------------------------------------------------------------

                                                       WEIGHTED      WEIGHTED  WEIGHTED
                                                        AVERAGE       AVERAGE   AVERAGE
                                                 POST IO PERIOD  CUT-OFF DATE   BALLOON
DEBT SERVICE COVERAGE RATIO (POST IO PERIOD)(X)        DSCR (X)       LTV (%)    LTV (%)
----------------------------------------------------------------------------------------

1.01 - 1.10                                               1.02          59.7       44.1
1.11 - 1.20                                               1.19          72.8       62.7
1.21 - 1.30                                               1.24          74.8       65.3
1.31 - 1.40                                               1.35          74.7       64.3
1.41 - 1.50                                               1.44          75.6       70.2
1.51 - 1.60                                               1.53          75.0       72.8
1.61 - 1.70                                               1.68          50.0       46.8
1.71 - 1.80                                               1.77          62.2       61.4
1.91 - 2.00                                               1.93          61.1       50.1
2.01 - 2.50                                               2.29          56.6       56.4
2.51 - 3.00                                               2.68          32.9       27.7
3.01 >=                                                   3.07          23.4       19.9
----------------------------------------------------------------------------------------
TOTAL:                                                   1.33X         71.3%      62.4%
========================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.33x

                                      I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
LOAN-TO-VALUE RATIO (%)                  MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                                           1        1,496,752            0.1       5.990           118        3.07
30.1 - 40.0                                           2        3,455,383            0.2       5.629           118        2.38
40.1 - 50.0                                           1        1,200,000            0.1       5.880           118        2.00
50.1 - 60.0                                          16      412,965,436           18.6       5.592            98        1.41
60.1 - 70.0                                          47      396,753,997           17.9       5.565           113        1.41
70.1 - 75.0                                          55      574,889,619           25.9       5.426           117        1.43
75.1 - 80.0                                          84      793,260,920           35.7       5.490           115        1.48
80.1 >=                                               2       38,100,000            1.7       5.641           118        1.37
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
LOAN-TO-VALUE RATIO (%)                       DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
20.1 - 30.0                                      3.07          23.4       19.9
30.1 - 40.0                                      2.38          36.5       29.3
40.1 - 50.0                                      1.68          50.0       46.8
50.1 - 60.0                                      1.41          58.4       47.7
60.1 - 70.0                                      1.32          67.6       57.9
70.1 - 75.0                                      1.30          73.4       64.0
75.1 - 80.0                                      1.32          78.2       70.7
80.1 >=                                          1.13          81.9       74.9
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 23.4%
Maximum: 82.0%
Weighted Average: 71.3%

BALLOON LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
BALLOON LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

10.1 - 20.0                                           1        1,496,752            0.1       5.990           118        3.07
20.1 - 30.0                                           1        1,661,189            0.1       5.650           118        2.68
30.1 - 40.0                                           1        1,794,194            0.1       5.610           118        2.10
40.1 - 50.0                                           8      328,245,976           14.8       5.921           115        1.08
50.1 - 55.0                                          23      101,742,860            4.6       5.528           108        1.60
55.1 - 60.0                                          32      340,277,748           15.3       5.293            99        1.59
60.1 - 65.0                                          64      511,362,478           23.0       5.453           116        1.43
65.1 - 70.0                                          54      457,786,361           20.6       5.449           116        1.49
70.1 - 80.0                                          24      477,754,550           21.5       5.491           112        1.50
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)               DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
10.1 - 20.0                                      3.07          23.4       19.9
20.1 - 30.0                                      2.68          32.9       27.7
30.1 - 40.0                                      2.10          39.9       30.7
40.1 - 50.0                                      1.08          60.0       43.7
50.1 - 55.0                                      1.57          63.2       53.0
55.1 - 60.0                                      1.57          66.3       58.1
60.1 - 65.0                                      1.30          72.6       62.7
65.1 - 70.0                                      1.28          76.4       67.4
70.1 - 80.0                                      1.35          78.5       75.3
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

Minimum: 19.9%
Maximum: 80.0%
Weighted Average: 62.4%

AMORTIZATION TYPES

--------------------------------------------------------------------------------------------------------------------------------

                                                                             PERCENT BY    WEIGHTED      WEIGHTED
                                                               AGGREGATE      AGGREGATE     AVERAGE       AVERAGE    WEIGHTED
                                              NUMBER OF     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE     REMAINING     AVERAGE
AMORTIZING TYPES                         MORTGAGE LOANS       BALANCE ($)    BALANCE (%)    RATE (%)   TERM (MOS.)    DSCR (X)
--------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                                  113      994,575,264           44.8       5.660           116        1.24
Interest Only                                        19      392,481,844           17.7       5.267            95        1.74
Interest Only, Then Amortizing Balloon               76      835,065,000           37.6       5.443           115        1.54
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              208   $2,222,122,108         100.0%      5.509%           112       1.44X
================================================================================================================================

-------------------------------------------------------------------------------

                                              WEIGHTED      WEIGHTED  WEIGHTED
                                               AVERAGE       AVERAGE   AVERAGE
                                        POST IO PERIOD  CUT-OFF DATE   BALLOON
AMORTIZING TYPES                              DSCR (X)       LTV (%)    LTV (%)
-------------------------------------------------------------------------------
Amortizing Balloon                               1.24          68.3       54.9
Interest Only                                    1.74          69.8       69.8
Interest Only, Then Amortizing Balloon           1.25          75.5       67.7
-------------------------------------------------------------------------------
TOTAL:                                          1.33X         71.3%      62.4%
===============================================================================

                                      I-8

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-06           MAR-07           MAR-08           MAR-09          MAR-10
--------------------------------------------------------------------------------------------------------------

Locked Out                           99.87%           99.87%           87.79%           87.41%          87.16%
Yield Maintenance Total               0.13%            0.13%           12.21%           12.59%          12.71%
Open                                  0.00%            0.00%            0.00%            0.00%           0.14%
--------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%         100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding    $2,222,122,108   $2,203,556,925   $2,182,380,385   $2,156,407,087  $2,127,057,590
% Initial Pool Balance              100.00%           99.16%           98.21%           97.04%          95.72%
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-11          MAR-12          MAR-13
-----------------------------------------------------------------------------

Locked Out                           91.60%           91.53%           92.87%
Yield Maintenance Total               8.40%            6.88%            7.13%
Open                                  0.00%            1.59%            0.00%
-----------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%
-----------------------------------------------------------------------------
Pool Balance Outstanding    $1,943,268,142   $1,903,721,120   $1,808,245,389
% Initial Pool Balance               87.45%           85.67%           81.37%
-----------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-14           MAR-15           MAR-16           MAR-17          MAR-18
--------------------------------------------------------------------------------------------------------------

Locked Out                           92.87%           89.82%          100.00%          100.00%         100.00%
Yield Maintenance Total               7.13%            6.77%            0.00%            0.00%           0.00%
Open                                  0.00%            3.42%            0.00%            0.00%           0.00%
--------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%         100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $1,777,393,39   $1,735,924,885      $33,359,054      $18,545,396     $18,076,049
% Initial Pool Balance               79.99%           78.12%            1.50%            0.83%           0.81%
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS              MAR-19           MAR-20          MAR-21
-----------------------------------------------------------------------------

Locked Out                          100.00%          100.00%            0.00%
Yield Maintenance Total               0.00%            0.00%            0.00%
Open                                  0.00%            0.00%            0.00%
-----------------------------------------------------------------------------
TOTALS                              100.00%          100.00%            0.00%
-----------------------------------------------------------------------------
Pool Balance Outstanding       $17,579,241      $17,056,033               $0
% Initial Pool Balance                0.79%            0.77%            0.00%
-----------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

                                      I-9

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE LOAN SELLERS

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
LOAN SELLER                            MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.               35     346,915,782           68.1        5.618           116
LaSalle Bank National Association                  25     162,193,628           31.9        5.344           113
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
LOAN SELLER                                  DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.             1.50            1.28           75.8         67.6
LaSalle Bank National Association                1.47            1.32           72.1         62.3
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

CUT-OFF DATE BALANCES

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
CUT-OFF DATE BALANCE ($)               MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

1 - 1,000,000                                       4       5,488,895            1.1        5.448           116
2,000,001 - 3,000,000                              13      33,415,719            6.6        5.663           113
3,000,001 - 4,000,000                               3      10,690,889            2.1        5.622           118
4,000,001 - 5,000,000                               6      27,119,391            5.3        5.573           108
5,000,001 - 6,000,000                               4      21,190,452            4.2        5.458           116
6,000,001 - 7,000,000                               3      19,085,461            3.7        5.532           117
7,000,001 - 8,000,000                               4      30,442,109            6.0        5.443           117
8,000,001 - 9,000,000                               2      16,930,637            3.3        5.538           118
9,000,001 - 10,000,000                              1       9,250,000            1.8        5.680           117
10,000,001 - 15,000,000                             9     110,655,858           21.7        5.421           112
15,000,001 - 20,000,000                             6     105,090,000           20.6        5.579           117
20,000,001 - 30,000,000                             5     119,750,000           23.5        5.562           118
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
CUT-OFF DATE BALANCE ($)                     DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

1 - 1,000,000                                    1.56            1.56           64.5         54.2
2,000,001 - 3,000,000                            1.53            1.37           72.7         62.9
3,000,001 - 4,000,000                            1.36            1.20           74.2         64.3
4,000,001 - 5,000,000                            1.40            1.30           72.3         60.8
5,000,001 - 6,000,000                            1.50            1.41           65.7         52.2
6,000,001 - 7,000,000                            1.41            1.41           73.6         65.7
7,000,001 - 8,000,000                            1.32            1.26           72.0         58.6
8,000,001 - 9,000,000                            1.43            1.28           76.4         65.6
9,000,001 - 10,000,000                           1.63            1.63           69.0         69.0
10,000,001 - 15,000,000                          1.51            1.29           76.6         68.7
15,000,001 - 20,000,000                          1.52            1.25           74.8         67.3
20,000,001 - 30,000,000                          1.53            1.26           76.7         68.8
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: $1,061,657
Maximum: $28,600,000
Weighted Average: $8,485,157

                                      I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

STATES

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
STATE                            MORTGAGED PROPERTIES     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

Texas                                               6      89,266,185           17.5        5.537           109
Tennessee                                           5      58,858,000           11.6        5.609           118
Indiana                                             6      58,675,240           11.5        5.500           115
Pennsylvania                                        7      52,741,878           10.4        5.364           117
Michigan                                            2      32,000,000            6.3        5.425           115
New York                                            3      31,797,349            6.2        5.806           119
Kansas                                              2      22,790,967            4.5        5.538           118
Ohio                                                2      22,060,637            4.3        5.661           119
North Carolina                                      5      21,138,345            4.2        5.599           116
Florida                                             2      18,489,129            3.6        5.405           118
Illinois                                            3      16,994,028            3.3        5.440           117
Kentucky                                            1      13,600,000            2.7        5.080           114
Arizona                                             2      11,962,103            2.3        5.371           116
California - Northern                               2       5,994,259            1.2        5.577           119
California - Southern                               1       5,271,000            1.0        5.400           115
South Carolina                                      1      10,975,552            2.2        5.830           118
Oklahoma                                            2       8,763,950            1.7        5.526           117
Wisconsin                                           1       8,750,000            1.7        5.610           118
Georgia                                             2       5,000,000            1.0        5.860           117
Oregon                                              1       4,988,686            1.0        5.720           118
Wyoming                                             1       2,873,713            0.6        5.940           118
New Jersey                                          1       2,587,144            0.5        5.130           118
Massachusetts                                       1       2,469,589            0.5        5.930            58
New Mexico                                          1       1,061,657            0.2        5.760           117
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
STATE                                        DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

Texas                                            1.51            1.29           74.1         66.5
Tennessee                                        1.52            1.26           78.5         69.7
Indiana                                          1.47            1.22           76.3         68.0
Pennsylvania                                     1.54            1.35           70.5         62.1
Michigan                                         1.57            1.28           78.5         71.3
New York                                         1.40            1.28           76.0         67.7
Kansas                                           1.53            1.28           79.5         70.9
Ohio                                             1.43            1.27           77.8         69.9
North Carolina                                   1.55            1.37           76.5         65.9
Florida                                          1.48            1.23           65.0         57.7
Illinois                                         1.26            1.26           77.8         65.2
Kentucky                                         1.62            1.28           72.3         62.8
Arizona                                          1.51            1.51           71.1         59.3
California - Northern                            1.77            1.61           61.6         54.0
California - Southern                            1.47            1.47           49.5         41.5
South Carolina                                   1.27            1.27           79.6         67.4
Oklahoma                                         1.36            1.36           77.3         64.9
Wisconsin                                        1.62            1.34           76.1         66.9
Georgia                                          1.50            1.26           77.0         68.2
Oregon                                           1.29            1.29           61.6         52.0
Wyoming                                          1.37            1.37           62.5         53.1
New Jersey                                       1.20            1.20           64.7         41.4
Massachusetts                                    1.21            1.21           66.7         62.6
New Mexico                                       1.56            1.56           68.9         58.3
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

                                      I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PROPERTY TYPES

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
PROPERTY TYPE                    MORTGAGED PROPERTIES     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

Multifamily
       Garden                                      39     358,993,859           70.5        5.568           115
       Student Housing                              6      77,847,697           15.3        5.501           116
       Mid-Rise                                     4      18,554,452            3.6        5.315           115
       Townhouse                                    2      13,161,657            2.6        4.942           114
       Senior Housing                               4      11,621,858            2.3        5.732           118
       Low-Rise                                     2       5,384,000            1.1        5.348           115
----------------------------------------------------------------------------------------------------------------
                   SUBTOTAL:                       57    $485,563,523           95.4%       5.532%          115
Mixed Use
       Student Housing/Retail                       1      14,000,000            2.7        5.670           117
----------------------------------------------------------------------------------------------------------------
                   SUBTOTAL:                        1     $14,000,000            2.7%       5.670%          117
                                  ------------------------------------------------------------------------------
Manufactured Housing
       Manufactured Housing                         2       9,545,888            1.9        5.248           115
----------------------------------------------------------------------------------------------------------------
                   SUBTOTAL:                        2      $9,545,888            1.9%       5.248%          115
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
PROPERTY TYPE                                DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

Multifamily
       Garden                                    1.48            1.29           75.4         66.9
       Student Housing                           1.52            1.27           72.7         64.5
       Mid-Rise                                  1.36            1.31           66.2         52.4
       Townhouse                                 1.75            1.39           78.7         72.2
       Senior Housing                            1.57            1.49           65.6         56.6
       Low-Rise                                  1.68            1.35           77.5         69.1
--------------------------------------------------------------------------------------------------
                   SUBTOTAL:                     1.50X           1.30X          74.5%        65.9%
Mixed Use
       Student Housing/Retail                    1.45            1.20           76.8         67.7
--------------------------------------------------------------------------------------------------
                   SUBTOTAL:                     1.45X           1.20X          76.8%        67.7%
                                  ----------------------------------------------------------------
Manufactured Housing
       Manufactured Housing                      1.29            1.29           76.9         64.2
--------------------------------------------------------------------------------------------------
                   SUBTOTAL:                     1.29X           1.29X          76.9%        64.2%
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

                                      I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE RATES

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
MORTGAGE RATE (%)                      MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

4.501 - 5.000                                       3      16,948,000            3.3        4.884           114
5.001 - 5.500                                      20     170,515,040           33.5        5.326           113
5.501 - 6.000                                      36     318,846,371           62.6        5.670           117
6.001 - 6.500                                       1       2,800,000            0.5        6.050           117
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
MORTGAGE RATE (%)                            DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

4.501 - 5.000                                    1.81            1.41           79.6         73.4
5.001 - 5.500                                    1.46            1.29           72.5         62.7
5.501 - 6.000                                    1.49            1.29           75.5         67.2
6.001 - 6.500                                    1.42            1.20           75.9         66.1
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 4.870%
Maximum: 6.605%
Weighted Average: 5.531%

SEASONING

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
SEASONING                              MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

= 0                                                 1      11,000,000            2.2        5.730           120
1 - 5                                              52     443,219,697           87.1        5.581           116
6 - 11                                              6      44,264,408            8.7        5.070           113
12-23                                               1      10,625,305            2.1        5.170            70
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
SEASONING                                    DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

= 0                                              1.28            1.28           75.3         63.5
1 - 5                                            1.48            1.29           74.5         65.6
6 - 11                                           1.65            1.31           76.9         69.6
12-23                                            1.43            1.43           70.8         64.1
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 0 mos.
Maximum: 14 mos.
Weighted Average: 3 mos.

                                      I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

ORIGINAL TERMS TO STATED MATURITY

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
ORIGINAL TERM TO STATED                     NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
MATURITY (MOS.)                        MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

<= 60                                               2       6,565,605            1.3        5.967            57
61 - 84                                             1      10,625,305            2.1        5.170            70
85 - 120                                           57     491,918,500           96.6        5.533           117
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
ORIGINAL TERM TO STATED                       AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
MATURITY (MOS.)                              DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

<= 60                                            1.36            1.36           73.4         67.5
61 - 84                                          1.43            1.43           70.8         64.1
85 - 120                                         1.49            1.29           74.7         65.9
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 60 mos.
Maximum: 120 mos.
Weighted Average: 118 mos.

REMAINING TERMS TO STATED MATURITY

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
REMAINING TERM TO STATED                    NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
MATURITY (MOS.)                        MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

<= 60                                               2       6,565,605            1.3        5.967            57
61 - 84                                             1      10,625,305            2.1        5.170            70
85 - 120                                           57     491,918,500           96.6        5.533           117
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
REMAINING TERM TO STATED                      AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
MATURITY (MOS.)                              DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

<= 60                                            1.36            1.36           73.4         67.5
61 - 84                                          1.43            1.43           70.8         64.1
85 - 120                                         1.49            1.29           74.7         65.9
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 56 mos.
Maximum: 120 mos.
Weighted Average: 115 mos.

                                      I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

ORIGINAL AMORTIZATION TERMS

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
ORIGINAL AMORTIZATION TERM (MOS.)      MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

BALLOON LOANS
      Interest Only                                 2      15,950,000            3.1        5.600           117
      181 - 240                                     4      19,143,125            3.8        5.155           117
      241 - 300                                     1       4,096,017            0.8        5.990            56
      301 - 360                                    53     469,920,269           92.3        5.540           116
----------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                          60    $509,109,411          100.0%       5.531%          115
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)             DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

BALLOON LOANS
      Interest Only                              1.68            1.68           68.2         68.2
      181 - 240                                  1.20            1.20           63.7         41.0
      241 - 300                                  1.45            1.45           77.4         70.5
      301 - 360                                  1.50            1.28           75.2         66.8
--------------------------------------------------------------------------------------------------
SUBTOTAL:                                        1.49X           1.29X          74.6%        65.9%
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 240 mos.
Maximum: 360 mos.
Weighted Average: 355 mos.

REMAINING AMORTIZATION TERMS

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
REMAINING AMORTIZATION TERM (MOS.)     MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

BALLOON
      Interest Only                                 2      15,950,000            3.1        5.600           117
      181 - 240                                     4      19,143,125            3.8        5.155           117
      241 - 300                                     1       4,096,017            0.8        5.990            56
      301 - 360                                    53     469,920,269           92.3        5.540           116
----------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                          60    $509,109,411         100.0%       5.531%           115
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411         100.0%       5.531%           115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
REMAINING AMORTIZATION TERM (MOS.)            DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

BALLOON
      Interest Only                              1.68            1.68           68.2         68.2
      181 - 240                                  1.20            1.20           63.7         41.0
      241 - 300                                  1.45            1.45           77.4         70.5
      301 - 360                                  1.50            1.28           75.2         66.8
--------------------------------------------------------------------------------------------------
SUBTOTAL:                                        1.49X           1.29X          74.6%        65.9%
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 235 mos.
Maximum: 360 mos.
Weighted Average: 354 mos.

                                      I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

DEBT SERVICE COVERAGE RATIOS

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
DEBT SERVICE COVERAGE RATIO (X)        MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

1.11 - 1.20                                         3      14,963,892            2.9        5.162           117
1.21 - 1.30                                        12      75,929,773           14.9        5.571           116
1.31 - 1.40                                         5      16,480,678            3.2        5.672           117
1.41 - 1.50                                        16     142,334,288           28.0        5.564           112
1.51 - 1.60                                        11     175,355,657           34.4        5.585           117
1.61 - 1.70                                         6      51,008,000           10.0        5.452           116
1.71 - 1.80                                         3      21,464,000            4.2        5.070           115
1.81 - 1.90                                         1       1,594,863            0.3        5.640           117
2.01 - 2.50                                         3       9,978,259            2.0        5.506           116
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
DEBT SERVICE COVERAGE RATIO (X)              DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

1.11 - 1.20                                      1.20            1.20           64.9         41.7
1.21 - 1.30                                      1.24            1.24           74.2         61.9
1.31 - 1.40                                      1.35            1.35           73.9         62.3
1.41 - 1.50                                      1.46            1.24           71.5         63.8
1.51 - 1.60                                      1.55            1.28           78.7         71.0
1.61 - 1.70                                      1.63            1.38           74.4         67.6
1.71 - 1.80                                      1.77            1.50           75.7         71.4
1.81 - 1.90                                      1.89            1.89           48.3         40.8
2.01 - 2.50                                      2.11            1.82           68.8         60.8
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 1.20x
Maximum: 2.17x
Weighted Average: 1.49x

DEBT SERVICE COVERAGE RATIOS (POST IO PERIOD)

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
DEBT SERVICE COVERAGE RATIO                 NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
(POST IO PERIOD) (X)                   MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

1.11 - 1.20                                         9      77,288,892           15.2        5.508           116
1.21 - 1.30                                        28     306,809,773           60.3        5.542           117
1.31 - 1.40                                        12      74,842,678           14.7        5.532           117
1.41 - 1.50                                         4      21,583,288            4.2        5.387            82
1.51 - 1.60                                         1       1,061,657            0.2        5.760           117
1.61 - 1.70                                         2      11,434,000            2.2        5.535           116
1.71 - 1.80                                         2      12,000,000            2.4        5.578           116
1.81 - 1.90                                         1       1,594,863            0.3        5.640           117
2.01 - 2.50                                         1       2,494,259            0.5        5.630           118
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
DEBT SERVICE COVERAGE RATIO                   AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
(POST IO PERIOD) (X)                         DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

1.11 - 1.20                                      1.41            1.20           71.0         60.4
1.21 - 1.30                                      1.46            1.25           76.0         66.9
1.31 - 1.40                                      1.58            1.34           77.5         69.8
1.41 - 1.50                                      1.44            1.44           67.4         59.9
1.51 - 1.60                                      1.56            1.56           68.9         58.3
1.61 - 1.70                                      1.71            1.63           71.0         69.8
1.71 - 1.80                                      1.91            1.75           68.6         64.9
1.81 - 1.90                                      1.89            1.89           48.3         40.8
2.01 - 2.50                                      2.17            2.17           55.4         46.7
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 1.18x
Maximum: 2.17x
Weighted Average: 1.29x

                                      I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
LOAN-TO-VALUE RATIO (%)                MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

40.1 - 50.0                                         2       6,865,863            1.3        5.456           115
50.1 - 60.0                                         3      13,788,137            2.7        5.220           118
60.1 - 70.0                                        12      78,429,546           15.4        5.546           116
70.1 - 75.0                                         9      83,438,674           16.4        5.499           110
75.1 - 80.0                                        34     326,587,191           64.1        5.550           116
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
LOAN-TO-VALUE RATIO (%)                      DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

40.1 - 50.0                                      1.57            1.57           49.2         41.3
50.1 - 60.0                                      1.38            1.38           57.3         38.7
60.1 - 70.0                                      1.47            1.32           65.2         58.7
70.1 - 75.0                                      1.52            1.30           72.6         64.2
75.1 - 80.0                                      1.49            1.28           78.7         69.7
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 48.3%
Maximum: 80.0%
Weighted Average: 74.6%

BALLOON LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
BALLOON LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

30.1 - 40.0                                         2      11,293,878            2.2        5.130           118
40.1 - 50.0                                         5      17,209,368            3.4        5.360           116
50.1 - 55.0                                         3       9,103,807            1.8        5.719           117
55.1 - 60.0                                         6      50,408,135            9.9        5.506           118
60.1 - 65.0                                        10      84,928,149           16.7        5.488           109
65.1 - 70.0                                        19     138,601,057           27.2        5.614           117
70.1 - 80.0                                        15     197,565,017           38.8        5.526           116
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)              DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

30.1 - 40.0                                      1.20            1.20           57.7         36.9
40.1 - 50.0                                      1.49            1.49           60.7         44.6
50.1 - 55.0                                      1.32            1.32           62.1         52.5
55.1 - 60.0                                      1.44            1.22           65.0         57.6
60.1 - 65.0                                      1.42            1.30           73.2         63.6
65.1 - 70.0                                      1.48            1.31           76.2         67.4
70.1 - 80.0                                      1.57            1.29           79.3         72.0
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

Minimum: 36.2%
Maximum: 74.9%
Weighted Average: 65.9%

AMORTIZATION TYPES

----------------------------------------------------------------------------------------------------------------
                                                                          PERCENT BY     WEIGHTED      WEIGHTED
                                                            AGGREGATE      AGGREGATE      AVERAGE       AVERAGE
                                            NUMBER OF    CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING
AMORTIZATION TYPES                     MORTGAGE LOANS     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)
----------------------------------------------------------------------------------------------------------------

Amortizing Balloon                                 27     134,108,411           26.3        5.512           111
Interest Only                                       2      15,950,000            3.1        5.600           117
Interest Only, Then Amortizing Balloon             31     359,051,000           70.5        5.535           117
----------------------------------------------------------------------------------------------------------------
TOTAL:                                             60    $509,109,411          100.0%       5.531%          115
================================================================================================================

--------------------------------------------------------------------------------------------------
                                                             WEIGHTED       WEIGHTED     WEIGHTED
                                             WEIGHTED         AVERAGE        AVERAGE      AVERAGE
                                              AVERAGE  POST IO PERIOD   CUT-OFF DATE      BALLOON
AMORTIZATION TYPES                           DSCR (X)        DSCR (X)        LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------

Amortizing Balloon                               1.31            1.31           71.3         58.8
Interest Only                                    1.68            1.68           68.2         68.2
Interest Only, Then Amortizing Balloon           1.55            1.27           76.1         68.4
--------------------------------------------------------------------------------------------------
TOTAL:                                           1.49X           1.29X          74.6%        65.9%
==================================================================================================

                                      I-8

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-06           MAR-07           MAR-08           MAR-09          MAR-10
--------------------------------------------------------------------------------------------------------------

Locked Out                           98.97%          98.99%            94.54%           94.59%          94.62%
Yield Maintenance Total               1.03%           1.01%             5.46%            5.41%           5.38%
Open                                  0.00%           0.00%             0.00%            0.00%           0.00%
--------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%         100.00%           100.00%          100.00%         100.00%
--------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $509,109,411     $507,048,365     $504,533,360     $500,468,830    $494,308,736
% Initial Pool Balance              100.00%          99.60%            99.10%           98.30%          97.09%
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-11          MAR-12          MAR-13
-----------------------------------------------------------------------------

Locked Out                           94.59%           94.51%           91.39%
Yield Maintenance Total               5.41%            5.49%            5.45%
Open                                  0.00%            0.00%            3.16%
-----------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%
-----------------------------------------------------------------------------
Pool Balance Outstanding      $481,430,351     $464,262,249     $456,360,343
% Initial Pool Balance               94.56%           91.19%           89.64%
-----------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-----------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             MAR-14           MAR-15           MAR-16
-----------------------------------------------------------------------------
Locked Out                         91.42%             82.14%            0.00%
Yield Maintenance Total             5.41%              4.57%            0.00%
Open                                3.17%             13.29%            0.00%
-----------------------------------------------------------------------------
TOTALS                            100.00%            100.00%            0.00%
-----------------------------------------------------------------------------
Pool Balance Outstanding      $448,006,113     $439,173,610               $0
% Initial Pool Balance             88.00%             86.26%            0.00%
-----------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

                                      I-9

DISCLAIMER

Prospective investors are advised to read carefully the Free Writing Prospectus dated March 7, 2006 and accompanying Prospectus dated June 7, 2005 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Free Writing Prospectus relating to the Commercial Mortgage Pass-Through Certificates Series 2006-HQ8 (the
"Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the
Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF, OR
ATTACHED TO, THE EMAIL COMMUNICATION TO WHICH THIS MATERIAL MAY HAVE BEEN
ATTACHED ARE NOT APPLICABLE TO THESE MATEIRALS AND SHOULD BE DISREGARDED. SUCH
LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A
RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL
SYSTEM.

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

MORTGAGE       CMSA         CMSA      MORTGAGE         LOAN
LOAN NO.     LOAN NO.   PROPERTY NO.  LOAN SELLER(1)   GROUP    PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------------------------------

                 1                                              Ritz-Carlton Portfolio - Roll-up
   1                        1-001     MSMC               1      Ritz-Carlton, Central Park (I)
   2                        1-002     MSMC               1      Ritz-Carlton, Washington (I)
   3                        1-003     MSMC               1      Ritz-Carlton, Battery Park (I)
   4                        1-004     MSMC               1      Ritz-Carlton, Boston (I)
   5                        1-005     MSMC               1      Ritz-Carlton, Georgetown (I)
                 2                                              COPT Office Portfolio - Roll-up
   6                        2-001     LaSalle            1      304 NBP - National Buisness Park (II)
   7                        2-002     LaSalle            1      191 NBP - National Business Park (II)
   8                        2-003     LaSalle            1      6700 Alexander Bell Drive (II)
   9                        2-004     LaSalle            1      7130 Columbia Gateway Drive (II)
   10                       2-005     LaSalle            1      6708 Alexander Bell Drive (II)
   11                       2-006     LaSalle            1      7142 Columbia Gateway Drive (II)
   12                       2-007     LaSalle            1      7138 Columbia Gateway Drive (II)
   13                       2-008     LaSalle            1      7150 Columbia Gateway Drive (II)
   14                       2-009     LaSalle            1      6724 Alexander Bell Drive (II)
   15                       2-010     LaSalle            1      7134 Columbia Gateway Drive (II)
                                                                Flournoy Portfolio - Roll-up
   16            3          3-001     LaSalle            2      Flournoy - Vineyards (A)
   17            4          4-001     LaSalle            2      Flournoy - Stoneridge Farms at the Hunt Club (A)
   18            5          5-001     LaSalle            2      Flournoy - Estancia at Vista Ridge (A)
   19            6          6-001     LaSalle            2      Flournoy - Sandstone Creek (A)
                 7                                              Crossroads Logistics Portfolio - Roll-up
   20                       7-001     MSMC               1      710 S. Girls School Road (III)
   21                       7-002     MSMC               1      7451 & 7452 Tempelhof Drive (III)
   22                       7-003     MSMC               1      901 E. Northfield Drive (III)
   23                       7-004     MSMC               1      3100 Reeves Road (III)
   24            8          8-001     MSMC               1      Marketplace at Northglenn
   25            9          9-001     LaSalle            1      One Nashville Place
                10                                              Roseville Portfolio - Roll-up
   26                      10-001     MSMC               1      Roseville Portfolio - Stoneview Office (IV)
   27                      10-002     MSMC               1      Roseville Portfolio - Fairway Commons II (IV)
   28                      10-003     MSMC               1      Roseville Portfolio - Eureka Ridge (IV)
                11                                              Allstate Charlotte & Roanoke - Roll-up
   29                      11-001     LaSalle            1      Allstate Roanoke (V)
   30                      11-002     LaSalle            1      Allstate Charlotte (V)
   31           12         12-001     LaSalle            1      Inland Shops at 5
   32           13         13-001     LaSalle            1      First Insurance Center
   33           14         14-001     MSMC               1      Ladera Center
                15                                              Centre Properties Portfolio - Roll-up
   34                      15-001     LaSalle            1      Centre East (VI)
   35                      15-002     LaSalle            1      Centre North (VI)
   36                      15-003     LaSalle            1      Centre North Shops (VI)
   37                      15-004     LaSalle            1      Southport Shops (VI)
   38                      15-005     LaSalle            1      German Church Shops (VI)
                                                                Inland Portfolio - Roll-up
   39           16         16-001     LaSalle            1      Inland Petsmart Distribution Center (B)
   40           17         17-001     LaSalle            1      Inland Raytheon (B)
   41           18         18-001     MSMC               1      Publix Plaza at Weston Commons
                19                                              Powers Industrial Portfolio - Roll-up
   42                      19-001     MSMC               1      Powers Industrial Portfolio - Schneider Distribution (VII)
   43                      19-002     MSMC               1      Powers Industrial Portfolio - Wal-Mart Distribution (VII)
   44           20         20-001     LaSalle            1      Inland BISYS Fund
   45           21         21-001     LaSalle            1      Farmer's New World Headquarters
   46           22         22-001     MSMC               1      Crate and Barrel Headquarters
   47           23         23-001     MSMC               1      Northrop Grumman Building
   48           24         24-001     MSMC               1      Westfield Shops
   49           25         25-001     LaSalle            1      Northfield Estates MHC
   50           26         26-001     MSMC               1      Santa Clarita Medical Plaza
   51           27         27-001     MSMC               1      2200 and 2400 Millbrook Drive
   52           28         28-001     MSMC               1      City Avenue Shopping Center
   53           29         29-001     LaSalle            2      Sterling University Fountains Collegiate Residences
   54           30         30-001     MSMC               1      Woodholme Medical Center
   55           31         31-001     LaSalle            1      Parkway Center Buildings 7, 9 and 10
   56           32         32-001     LaSalle            2      McCormick Place Apartments
   57           33         33-001     LaSalle            2      Copper Beech Townhouses
   58           34         34-001     MSMC               1      Moorestown Shopping Center
   59           35         35-001     MSMC               1      The Landings Shopping Center
                                                                Inland Portfolio II - Roll-up
   60           36         36-001     LaSalle            1      Inland Citizens Property Insurance (C)
   61           37         37-001     LaSalle            1      Inland Wickes Furniture (C)
   62           38         38-001     LaSalle            1      Inland Stonebridge Plaza (C)
   63           39         39-001     LaSalle            1      Inland Rasmussen College (C)
   64           40         40-001     MSMC               1      Bel Air Town Center
                                                                Castleton Retail Portfolio - Roll-up
   65           41         41-001     MSMC               1      Castleton Retail Portfolio - Champaign Marketview
                                                                Shopping Center (D)
   66           42         42-001     MSMC               1      Castleton Retail Portfolio - Castleton Square Pavilion (D)
   67           43         43-001     MSMC               1      Castleton Retail Portfolio - Castleton Square Marketplace (D)
   68           44         44-001     LaSalle            2      Preston Run Apartments
   69           45         45-001     MSMC               1      Island @ Carlsbad
   70           46         46-001     MSMC               1      Alderwood Parkway Retail Center
   71           47         47-001     LaSalle            2      Center Court Apartments
   72           48         48-001     MSMC               1      The Shoppes at Shillington
                                                                Hanover Portfolio - Roll-up
   73           49         49-001     LaSalle            1      Hanover Portfolio - Merchant's Row (E)
   74           50         50-001     LaSalle            1      Hanover Portfolio - 20 East Street (E)
   75           51         51-001     LaSalle            1      Hanover Portfolio - 2100 Washington Street (E)
   76           52         52-001     LaSalle            1      Cimarron MHP
   77           53         53-001     MSMC               1      The Market at Lake Houston
   78           54         54-001     LaSalle            2      Park Lane Apartments
   79           55         55-001     MSMC               2      Chestnut Pointe Apartments
   80           56         56-001     MSMC               1      The Market Place at The Village at Sandhill
   81           57         57-001     LaSalle            1      Duck Creek Plaza
   82           58         58-001     LaSalle            1      Buie - Village Center A-F
   83           59         59-001     LaSalle            2      River Market
   84           60         60-001     MSMC               1      Shaws Plaza of Gilford
   85           61         61-001     LaSalle            2      Portage Pointe Apartments
   86           62         62-001     MSMC               2      Charlestown Pines Apartments
   87           63         63-001     MSMC               1      Clocktower Square
   88           64         64-001     MSMC               1      Craig Valley Plaza
                65                                              ABC Mini Storage - Roll-up
   89                      65-001     LaSalle            1      ABC Mini Storage - Airway (VIII)
   90                      65-002     LaSalle            1      ABC Mini Storage - Valley (VIII)
   91                      65-003     LaSalle            1      ABC Mini Storage- North (VIII)
   92           66         66-001     MSMC               1      Comerica Tower
   93           67         67-001     MSMC               1      Mosby Tower
   94           68         68-001     MSMC               2      Dakota Ridge Apartments
   95           69         69-001     MSMC               1      Lackawanna Station Plaza
   96           70         70-001     MSMC               2      Walnut Ridge Apartments
   97           71         71-001     MSMC               1      The Shops of Legacy
   98           72         72-001     MSMC               2      Village Park of Auburn Hills
   99           73         73-001     LaSalle            1      Crossroads Professional Center
  100           74         74-001     MSMC               1      Haddon Hall Commons Shopping Center
  101           75         75-001     MSMC               1      Sparling Technology Center
  102           76         76-001     LaSalle            1      Buie - San Juan Offices
  103           77         77-001     MSMC               2      Brookside Meadows Phase I
  104           78         78-001     LaSalle            2      Thornhill Apartments
  105           79         79-001     MSMC               1      Manchester Plaza
  106           80         80-001     MSMC               2      Windcrest Spring Apartments
  107           81         81-001     LaSalle            1      K&G Dearborn
  108           82         82-001     MSMC               1      175-200 Community Drive
                83                                              East Hills Portfolio - Roll-up
  109                      83-001     MSMC               1      East Hills Portfolio - East Hills Plaza (IX)
  110                      83-002     MSMC               1      East Hills Portfolio - Blairsville (IX)
  111                      83-003     MSMC               1      East Hills Portfolio - Central City (IX)
  112                      83-004     MSMC               1      East Hills Portfolio - 300 Goucher (IX)
  113                      83-005     MSMC               1      East Hills Portfolio - 175 1st St. (IX)
  114                      83-006     MSMC               1      East Hills Portfolio - 540 Locust Street (IX)
  115                      83-007     MSMC               1      East Hills Portfolio - 340 N. Sheridan (IX)
  116           84         84-001     MSMC               1      Lakeside Village Shopping Center
  117           85         85-001     LaSalle            1      Humblewood Shopping Center
  118           86         86-001     MSMC               1      Forbes & Wightman Apartments
  119           87         87-001     LaSalle            2      Alder Ridge Apartments
  120           88         88-001     LaSalle            1      Fox Plaza Shopping Plaza
  121           89         89-001     MSMC               1      The Village at Las Sendas Retail Center
  122           90         90-001     MSMC               1      24 Hour Fitness - West Covina, CA
  123           91         91-001     LaSalle            2      Les Chateaux Apartments
  124           92         92-001     MSMC               1      The Shoppes at Mirador Square
  125           93         93-001     MSMC               2      Arbors of Gahanna
  126           94         94-001     LaSalle            1      Holiday Inn Ithaca
  127           95         95-001     MSMC               2      River Oaks MHC
  128           96         96-001     MSMC               1      Ontario Village Center
  129           97         97-001     LaSalle            2      Eaton Square Apartments
  130           98         98-001     MSMC               1      Arroyo Grande Springs
  131           99         99-001     MSMC               1      Centennial Plaza Shopping Center
  132           100        100-001    LaSalle            2      Fairmont Terrace Apartments
  133           101        101-001    MSMC               1      Old Grove Marketplace
  134           102        102-001    MSMC               1      Shoppes at Elmwood
  135           103        103-001    MSMC               1      Cobb Theaters
  136           104        104-001    MSMC               1      Brier Creek Shopping Center
  137           105        105-001    MSMC               2      Central Park Townhomes
  138           106        106-001    MSMC               1      443 Broadway
  139           107        107-001    LaSalle            1      Alum Rock Self Storage
  140           108        108-001    MSMC               1      Sports Authority / Dollar Tree
  141           109        109-001    MSMC               1      24 Hour Fitness - Southlake, TX
  142           110        110-001    MSMC               1      Coors Central Shopping Center
  143           111        111-001    MSMC               1      Sequins Warehouse
  144           112        112-001    MSMC               2      Pine View Village Apartments
  145           113        113-001    LaSalle            1      315 West Forest Hill
  146           114        114-001    MSMC               1      Walnut Hollow Plaza
  147           115        115-001    LaSalle            1      East Bay Plaza
  148           116        116-001    MSMC               1      Columbia Shopping Center
  149           117        117-002    LaSalle            2      Wingover Apartments
  150           118        118-001    LaSalle            1      Long Point Shopping Center
  151           119        119-001    LaSalle            2      Woodbridge II Apartments
  152           120        120-001    MSMC               1      Hampton Inn & Suites - Alpharetta
  153           121        121-001    MSMC               1      Hampton Inn Rochester
  154           122        122-001    MSMC               1      Walgreens Bethel Park
  155           123        123-001    MSMC               1      Biltmore Residence Inn
  156           124        124-001    MSMC               1      600 James Street
  157           125        125-001    LaSalle            1      Noel Place Office Building
                126                                             Charlotte Industrial II - Roll-up
  158                      126-001    LaSalle            1      12200 Mount Holly (X)
  159                      126-002    LaSalle            1      521 Eagleton (X)
  160           127        127-001    LaSalle            1      140 Audubon
  161           128        128-001    MSMC               1      Tustin Plaza
  162           129        129-001    MSMC               2      Tudor Towers of Long Beach
  163           130        130-001    LaSalle            2      The Crest at Elon
  164           131        131-001    MSMC               1      2333 N. Lake Avenue
  165           132        132-001    MSMC               2      The Harvey Apartments
  166           133        133-001    MSMC               2      Sky View Apartments
  167           134        134-001    MSMC               1      Harbor Shores Medical I
  168           135        135-001    LaSalle            1      Hartwood Apartments
  169           136        136-001    MSMC               1      TW Metals - Chicago
  170           137        137-001    MSMC               1      Waterstone Place
  171           138        138-001    MSMC               1      Deerwood Park Office Building
  172           139        139-001    MSMC               1      Washington Park - Circuit City
  173           140        140-001    MSMC               1      Willow Court Industrial
  174           141        141-001    LaSalle            2      Hampton Park Apartments
  175           142        142-001    MSMC               1      Walgreens - Columbia
  176           143        143-001    LaSalle            1      Best Western Southbay
  177           144        144-001    MSMC               1      100 & 200 Lakes Parkway
  178           145        145-001    LaSalle            1      One Harbour Square
  179           146        146-001    LaSalle            2      South Brook Apartments
  180           147        147-001    MSMC               1      Washington Park - Stein Mart
  181           148        148-001    MSMC               1      Streetside at Vinings Shopping Center
  182           149        149-001    MSMC               2      Westchester Apartments
  183           150        150-001    LaSalle            1      Suburban Extended Stay - Orlando
  184           151        151-001    LaSalle            1      Inland Ridge Tool
  185           152        152-001    MSMC               1      Sprint Plaza
  186           153        153-001    LaSalle            1      Buie - Village Center G-I
  187           154        154-001    MSMC               1      865 Walton Ave
  188           155        155-001    MSMC               1      Woodstock Flex
  189           156        156-001    LaSalle            1      K&G Las Flores
  190           157        157-001    MSMC               1      Plaza Campana
  191           158        158-001    LaSalle            2      Campus Courtyard I & II
  192           159        159-001    LaSalle            1      FAMSA Retail Building
  193           160        160-001    LaSalle            1      U-Stor Self Storage
  194           161        161-001    LaSalle            1      Blazing Star MHP & RV Resort
                162                                             DG and GSA Portfolio - Roll-up
  195                      162-001    LaSalle            1      Social Security Administrative Building (XI)
  196                      162-002    LaSalle            1      Dollar General - Adams (XI)
  197                      162-003    LaSalle            1      Dollar General - Brodhead (XI)
  198                      162-004    LaSalle            1      1310 Plainfield Avenue Office Building (XI)
  199                      162-005    LaSalle            1      Dollar General - Westby (XI)
  200                      162-006    LaSalle            1      Dollar General - NH (XI)
  201           163        163-001    MSMC               1      Walgreens - Shrewsbury
  202           164        164-001    MSMC               1      210 Aspen Business Center
  203           165        165-001    LaSalle            1      11505 Olive Boulevard
  204           166        166-001    MSMC               1      Pfizer Building
  205           167        167-001    MSMC               2      Morgan Manor
  206           168        168-001    MSMC               1      810 Plaza Blvd
  207           169        169-001    MSMC               1      Green Valley Station Shopping Center
  208           170        170-001    MSMC               1      Brunos Auburn
  209           171        171-001    LaSalle            2      Rockwood Landing
  210           172        172-001    MSMC               1      TW Metals - Cranbury
  211           173        173-001    MSMC               1      49 East 74th Street
  212           174        174-001    LaSalle            1      Walgreens - Poland, OH
  213           175        175-001    LaSalle            2      Karen Lake Apartments
  214           176        176-001    MSMC               1      Murrieta Village Center
  215           177        177-001    MSMC               1      Walgreens - Broad River
  216           178        178-001    MSMC               1      Olive Tree Plaza
  217           179        179-001    MSMC               1      TW Metals - Atlanta
  218           180        180-001    MSMC               1      Northern Plaza
  219           181        181-001    MSMC               1      Food World Pensacola
  220           182        182-001    LaSalle            1      Bay Road Office
  221           183        183-001    LaSalle            1      Commerce Plaza One
  222           184        184-001    LaSalle            1      45 Bartlett Street Office
  223           185        185-001    MSMC               2      Acacia Glen Apartments
  224           186        186-001    MSMC               1      Walgreens - Delray Beach
  225           187        187-001    MSMC               1      Napa Pointe Industrial Building
  226           188        188-001    MSMC               1      Advanced Circuits
  227           189        189-001    LaSalle            1      Walgreens-Sterling Heights (MI)
  228           190        190-001    LaSalle            1      Craig Street Commons
  229           191        191-001    MSMC               1      Tuxedo Atrium
  230           192        192-001    MSMC               2      Purdue Student Housing
  231           193        193-001    MSMC               1      Valpark Place Office Park
  232           194        194-001    MSMC               1      Common Street Professional Building
  233           195        195-001    LaSalle            1      Albertson's & Coffee Bean Retail
  234           196        196-001    MSMC               1      CVS Ground Lease
  235           197        197-001    MSMC               1      Oxford Square Shopping Center
  236           198        198-001    MSMC               1      Blue Willow Shopping Center
  237           199        199-001    MSMC               1      Beacon Commons
  238           200        200-001    MSMC               1      Red Bank Shopping Center
  239           201        201-001    LaSalle            2      Stonegate
  240           202        202-001    LaSalle            1      AAA Lufkin Self Storage
  241           203        203-001    MSMC               1      The Crossings of Fountain Hills
  242           204        204-001    LaSalle            2      Grand Villa Apartments
  243           205        205-001    MSMC               1      Shoppes at Wells Landing
  244           206        206-001    MSMC               1      Walgreens - Conway SC
  245           207        207-001    LaSalle            2      Creekside Apartments
  246           208        208-001    MSMC               1      Lancaster Restaurant
  247           209        209-001    LaSalle            2      14419 South Halsted
  248           210        210-001    MSMC               1      2104 Pacific Coast Highway
  249           211        211-001    MSMC               1      Parrish Square
  250           212        212-001    MSMC               1      Woodland Plaza II North
  251           213        213-001    MSMC               1      Ryan Plaza
  252           214        214-001    MSMC               2      Bellefonte/Elmer Apartments
  253           215        215-001    LaSalle            1      Wellington Medical Office
  254           216        216-001    LaSalle            2      Cobb Apts & Broadway Apts
  255           217        217-001    MSMC               1      Deer Hill Commercial Condominiums
  256           218        218-001    LaSalle            2      Concord Village Apartments
  257           219        219-001    MSMC               2      Mountaintop Estates
  258           220        220-001    LaSalle            1      Sterling Pointe- Parcel 10
  259           221        221-001    MSMC               1      Verizon and Mattress Firm Pad Building
  260           222        222-001    MSMC               2      Brookside Retirement Residence
  261           223        223-001    MSMC               1      South Forty Shopping Center
  262           224        224-001    MSMC               1      TW Metals - Cincinnati
  263           225        225-001    LaSalle            2      17-19 Winter Street
  264           226        226-001    MSMC               1      Washington Park - Office Depot
  265           227        227-001    MSMC               1      Phoenix Center
  266           228        228-001    LaSalle            2      Woodknoll Apartments
  267           229        229-001    LaSalle            1      Bellmawr Self Storage
  268           230        230-001    MSMC               1      600 West Union Avenue
  269           231        231-001    MSMC               1      33 North Avenue Office
  270           232        232-001    MSMC               1      Walgreens - Summerville
  271           233        233-001    LaSalle            1      StorageMax - Princeton
  272           234        234-001    MSMC               1      Commerce Bank
  273           235        235-001    MSMC               1      130 Infield Court
  274           236        236-001    MSMC               2      Wightman/Hobart Apartments
  275           237        237-001    MSMC               1      Victory View Industrial Building I
  276           238        238-001    LaSalle            2      Lynn Village Phase I
  277           239        239-001    MSMC               1      Bond Street Industrial
  278           240        240-001    LaSalle            1      East Cleveland Town Center
  279           241        241-001    LaSalle            1      Brawley Self Storage
  280           242        242-001    LaSalle            1      SBC - Ann Arbor
  281           243        243-001    LaSalle            1      Country Living MHP
  282           244        244-001    MSMC               1      Washington Park - Washington Mutual
  283           245        245-001    LaSalle            1      West 10th Place Industrial Building
  284           246        246-001    MSMC               1      Londonderry Shopping Center
  285           247        247-001    LaSalle            1      Casaloma Retail Center
  286           248        248-001    LaSalle            1      North Bonita Self Storage
  287           249        249-001    LaSalle            1      La Porte Self Storage
  288           250        250-001    LaSalle            1      West Burlington Plaza
  289           251        251-001    LaSalle            1      Eckerd - Morehead City, NC
  290           252        252-001    MSMC               1      Shops at Sun Ranch
  291           253        253-001    LaSalle            1      Walgreens - San Antonio
  292           254        254-001    LaSalle            1      Betta Stor It
  293           255        255-001    LaSalle            2      Plainview Apartments
  294           256        256-001    MSMC               2      Creekside MHC
  295           257        257-001    LaSalle            1      5531-5539 North Clark Street
  296           258        258-001    LaSalle            1      Bonanza Street
  297           259        259-001    LaSalle            1      Magnolia Self Storage
                260                                             JFJ Properties - Roll-up
  298                      260-001    LaSalle            1      Winterville Mini Storage (XII)
  299                      260-002    LaSalle            1      Medical Park Mini Storage (XII)
  300                      260-003    LaSalle            1      Havelock West Self Storage (XII)
  301           261        261-001    LaSalle            1      Studio 15 - Omaha
  302           262        262-001    MSMC               1      Sudbrook Shopping Center
  303           263        263-001    MSMC               2      Park Manor Apartments
  304           264        264-001    LaSalle            1      Vanderbilt University
  305           265        265-001    MSMC               1      Bloomfield Street Building
  306           266        266-001    MSMC               2      Summerwind Terrace Apts
  307           267        267-001    LaSalle            1      Highland Center
  308           268        268-001    LaSalle            1      Shroyer Commons

                                                                TOTALS AND WEIGHTED AVERAGES:

MORTGAGE
LOAN NO.   STREET ADDRESS                                             CITY                     STATE   ZIP CODE   PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------------------------

   1       50 Central Park South                                      New York                   NY     10019     Hospitality
   2       1150 22nd Street NW                                        Washington, D.C.           DC     20037     Hospitality
   3       2 West Street                                              New York                   NY     10004     Hospitality
   4       15 Arlington                                               Boston                     MA     02116     Hospitality
   5       3100 South Street NW                                       Washington, D.C.           DC     20007     Hospitality

   6       304 Sentinel Drive                                         Annapolis Junction         MD     20701     Office
   7       2691 Technology Drive                                      Annapolis Junction         MD     20701     Office
   8       6700 Alexander Bell Drive                                  Columbia                   MD     21046     Office
   9       7130 Columbia Gateway Drive                                Columbia                   MD     21046     Office
   10      6708 Alexander Bell Drive                                  Columbia                   MD     21046     Office
   11      7142 Columbia Gateway Drive                                Columbia                   MD     21046     Office
   12      7138 Columbia Gateway Drive                                Columbia                   MD     21046     Office
   13      7150 Columbia Gateway Drive                                Columbia                   MD     21046     Office
   14      6724 Alexander Bell Drive                                  Columbia                   MD     21046     Office
   15      7134 Columbia Gateway Drive                                Columbia                   MD     21046     Office

   16      21550 Provincial Boulevard                                 Katy                       TX     77450     Multifamily
   17      2325 Nashville Pike                                        Gallatin                   TN     37066     Multifamily
   18      2701 McAurthur Boulevard                                   Lewisville                 TX     75067     Multifamily
   19      7450 West 139th Terrace                                    Overland Park              KS     66223     Multifamily

   20      710 S. Girls School Road                                   Indianapolis               IN     46241     Industrial
   21      7451 & 7452 Tempelhof Drive                                Indianapolis               IN     46241     Industrial
   22      901 E. Northfield Drive                                    Brownsburg                 IN     46112     Industrial
   23      3100 Reeves Road                                           Plainfield                 IN     46168     Industrial
   24      10410-10450 Melody Drive & 200-602 West 104th Avenue       Northglenn                 CO     80234     Retail
   25      150 Fourth Avenue North                                    Nashville                  TN     37219     Office

   26      3001 Lava Ridge Court                                      Roseville                  CA     95661     Office
   27      10241-10271 Fairway Drive                                  Roseville                  CA     95611     Retail
   28      1470-1490 Eureka Road                                      Roseville                  CA     95661     Retail

   29      1819 Electric Road                                         Roanoke                    VA     24018     Office
   30      401 McCullough Drive                                       Charlotte                  NC     28262     Office
   31      10-105 Long Pond Road                                      Plymouth                   MA     02360     Retail
   32      1100 Ward Avenue                                           Honolulu                   HI     96814     Office
   33      5233-5399 Centinela Ave & 6701 La Tijera Boulevard         Los Angeles                CA     90045     Retail

   34      10609 East Washington Street                               Indianapolis               IN     46229     Retail
   35      8600 East 96th Street                                      Fishers                    IN     46038     Retail
   36      8510 East 96th Street                                      Fishers                    IN     46038     Retail
   37      7225 US 31 South                                           Indianapolis               IN     46227     Retail
   38      10935 East Washington Street                               Indianapolis               IN     46229     Retail

   39      901 East Stevenson Road                                    Ottawa                     IL     61350     Industrial
   40      300 North Science Park Road                                State College              PA     16803     Office
   41      4501-4587 Weston Road                                      Weston                     FL     33830     Retail

   42      Vicinity of 38th St & West Valley Highway                  Sumner                     WA     98390     Industrial
   43      Cedar Crossing Business Park                               Baytown                    TX     77520     Industrial
   44      3435 Stelzer Road                                          Columbus                   OH     43219     Office
   45      3003 77th Avenue SE                                        Mercer Island              WA     98040     Office
   46      1250 Techny Road                                           Northbrook                 IL     60062     Office
   47      3715 Doolittle Drive                                       Redondo Beach              CA     90278     Office
   48      457 East Main Street                                       Westfield                  MA     01085     Retail
   49      23 Emerald Circle                                          Whitmore Lake              MI     48189     Manufactured
                                                                                                                  Housing
   50      26357 McBean P arkway                                      Santa Clarita              CA     91355     Office
   51      2200 and 2400 Millbrook Drive                              Buffalo Grove              IL     60089     Industrial
   52      7600-7740 City Line Avenue                                 Philadelphia               PA     19151     Retail
   53      2202 Mac Davis Lane                                        Lubbock                    TX     79401     Multifamily
   54      1838 Greene Tree Road                                      Pikesville                 MD     21208     Office
   55      875 Greentree Road                                         Pittsburgh                 PA     15220     Office
   56      2110 McCormick Road                                        West Lafayette             IN     47906     Multifamily
   57      4750 East Blue Grass Road                                  Mt. Pleasant               MI     48858     Multifamily
   58      401 Route 38                                               Moorestown                 NJ     08057     Retail
   59      4800-4944 South Tamiami Trail                              Sarasota                   FL     34231     Retail

   60      6676 Corporate Center Parkway                              Jacksonville               FL     32216     Office
   61      39825 Avenida Acacias                                      Murrieta                   CA     92563     Retail
   62      4900 Eldorado Parkway                                      McKinney                   TX     75070     Retail
   63      8301 93rd Avenue North                                     Brooklyn Park              MN     55445     Office
   64      570 Baltimore Pike                                         Bel Air                    MD     21014     Retail

   65      11-61 Marketview Drive                                     Champaign                  IL     61820     Retail
   66      5729-5739 E. 86th Street                                   Indianapolis               IN     46250     Retail
   67      8475 Castleton Corner Drive                                Indianapolis               IN     46250     Retail
   68      333 North Creek Boulevard                                  Davidson                   TN     37072     Multifamily
   69      5802-5814 Van Allen Way                                    Carlsbad                   CA     92008     Retail
   70      19220 Alderwood Mall Parkway                               Lynnwood                   WA     98012     Retail
   71      14795 NE 18th Avenue                                       North Miami                FL     33181     Multifamily
   72      660 East Lancaster Avenue                                  Shillington                PA     19607     Retail

   73      2053 Washington Street                                     Hanover                    MA     02339     Retail
   74      20 East Street                                             Hanover                    MA     02339     Office
   75      2100 Washington Street                                     Hanover                    MA     02339     Retail
   76      12205 North Perry                                          Broomfield                 CO     80020     Manufactured
                                                                                                                  Housing
   77      7405 FM 1960 East                                          Humble                     TX     77346     Retail
   78      4845 Transit Road                                          Depew                      NY     14043     Multifamily
   79      150 Morgan Drive                                           Limerick                   PA     19468     Multifamily
   80      120 Forum Drive                                            Columbia                   SC     29229     Retail
   81      900 Middle Road                                            Bettendorf                 IA     52722     Retail
   82      31654-31742 Rancho Viejo Road                              San Juan Capistrano        CA     92675     Mixed Use
   83      120 South River Road                                       West Lafayette             IN     47906     Mixed Use
   84      1400 Lakeshore Road                                        Gilford                    NH     03249     Retail
   85      9001 Portage Pointe Drive                                  Streetsboro                OH     44241     Multifamily
   86      1700 Charleston Court                                      Florence                   KY     41042     Multifamily
   87      2800-2900 University Avenue                                West Des Moines            IA     50266     Retail
   88      4116 - 4280 West Craig Road                                Las Vegas                  NV     89130     Retail

   89      7726 West Sunset Highway 2                                 Spokane                    WA     99224     Self Storage
   90      11506 East Indiana Aveneue                                 Spokane                    WA     99206     Self Storage
   91      11122 North Newport Highway                                Spokane                    WA     99218     Self Storage
   92      29201 Telegraph Road                                       Southfield                 MI     48034     Office
   93      10560 Main Street                                          Fairfax                    VA     22030     Office
   94      1510 Dakota Ridge Drive                                    Indianapolis               IN     46217     Multifamily
   95      Bloomfield Avenue and Lackawanna Plaza                     Montclair                  NJ     07042     Retail
   96      211 Colony Drive                                           Irwin                      PA     15642     Multifamily
   97      16901-17010 Wright Street                                  Unincorporated Omaha       NE     68130     Retail
   98      1510 Nob Lane                                              Pontiac                    MI     48340     Multifamily
   99      4801 Dorsey Hall Drive                                     Ellicott City              MD     21043     Office
  100      Southeast Corner Williams St (NC Hwy 55) & Apex Highway    Apex                       NC     27539     Retail
  101      4100 194th Street                                          Lynnwood                   WA     98036     Office
  102      27282 - 27514 Calle Arroyo                                 San Juan Capistrano        CA     92675     Office
  103      123 West Road                                              Pleasant Valley            NY     12569     Multifamily
  104      5470 Augusta Road                                          Lexington                  SC     29072     Multifamily
  105      14244-14266 Manchester Road                                Ballwin                    MO     63011     Retail
  106      25469 Borough Park Drive                                   Spring                     TX     77380     Multifamily
  107      5600 Mercury Drive                                         Dearborn                   MI     48126     Retail
  108      175-200 Community Drive                                    Great Neck                 NY     11024     Office

  109      1513 Scalp Avenue                                          Johnstown                  PA     15904     Retail
  110      211 Resort Plaza Drive                                     Burell                     PA     15717     Retail
  111      645 Main St.                                               Central City               PA     15926     Retail
  112      300 Goucher St.                                            Upper Yoder Township       PA     15905     Retail
  113      165-175 1st St.                                            Johnstown                  PA     15909     Retail
  114      540 Locust St.                                             Sidman                     PA     15955     Retail
  115      340 N. Sheridan St.                                        Johnstown                  PA     15906     Retail
  116      9201-9231and 9251 Lakeside Boulevard                       Owings Mill                MD     21117     Retail
  117      10040 FM 1960 Bypass Road West                             Humble                     TX     77338     Retail
  118      5560, 5683-5695 Forbes Avenue                              Pittsburgh                 PA     15217     Multifamily
  119      114 Tally Drive                                            Ross Township              PA     15237     Multifamily
  120      5515-5589 Alameda Street                                   El Paso                    TX     79905     Retail
  121      2823 North Power Road                                      Mesa                       AZ     85215     Retail
  122      1530 W. West Covina Parkway                                West Covina                CA     91790     Retail
  123      3102-3112 Bluff Street,  3009-3111 Stevens Street          Madison                    WI     53705     Multifamily
  124      840, 894 East Warner Road & 743 South Lindsay Road         Gilbert                    AZ     85296     Retail
  125      150 Arbors Circle                                          Gahanna                    OH     43230     Multifamily
  126      222 South Cayuga Street                                    Ithaca                     NY     14850     Hospitality
  127      2025 Dolton Road                                           Calumet City               IL     60409     Manufactured
                                                                                                                  Housing
  128      562, 602, 624, 628, 658, 688 West Holt Boulevard           Ontario                    CA     91762     Retail
  129      3315 Ridgeway Road                                         Memphis                    TN     38115     Multifamily
  130      1600-1660 West Warm Springs Road                           Henderson                  NV     89014     Retail
  131      1340-1368 Centennial Avenue                                Piscataway                 NJ     07102     Retail
  132      1111 East 60th Street                                      Tulsa                      OK     74105     Multifamily
  133      111 and 125 Old Grove Road                                 Oceanside                  CA     92056     Retail
  134      795 Rt. 70 East                                            Evesham Township           NJ     08053     Retail
  135      4250 Old Greensboro Road                                   Tuscaloosa                 AL     35405     Other
  136      10200 Little Brier Creek Lane                              Raleigh                    NC     27617     Retail
  137      217 Cedar Village Drive                                    York                       PA     17402     Multifamily
  138      443 Broadway                                               New York                   NY     10013     Retail
  139      2487 Alum Rock Avenue                                      San Jose                   CA     95116     Self Storage
  140      3434 and 3700 Route 35                                     Hazlet                     NJ     07730     Retail
  141      301 North Nolan Drive                                      Southlake                  TX     76092     Retail
  142      111 Coors Boulevard                                        Albuquerque                NM     87121     Retail
  143      60-01 31st Avenue                                          Woodside                   NY     11377     Industrial
  144      700 South Blackbird Roost Street                           Flagstaff                  AZ     86001     Multifamily
  145      315 West Forest Hill Avenue                                Oak Creek                  WI     53154     Industrial
  146      4869-4917 William Penn Highway                             Murrysville                PA     15668     Retail
  147      722-746 Munson Avenue                                      Traverse City              MI     49686     Retail
  148      Route 462 & 18th Street                                    Columbia                   PA     17512     Retail
  149      1016 Haeffele Way                                          Bloomington                IL     61704     Multifamily
  150      7902-7922 Long Point Road                                  Houston                    TX     77055     Retail
  151      3100 Braeside Drive                                        Bloomington                IN     47408     Multifamily
  152      16785 Old Morris Road                                      Alpharetta                 GA     30004     Hospitality
  153      1755 S. Broadway                                           Rochester                  MN     55904     Hospitality
  154      1741 Washington Road                                       Bethel Park                PA     15228     Retail
  155      701 Biltmore Avenue                                        Asheville                  NC     28803     Hospitality
  156      600 James Street                                           Lakewood                   NJ     08701     Industrial
  157      200 Fourth Avenue North                                    Nashville                  TN     37219     Office

  158      12200 Mount Holly-Huntersville Road                        Huntersville               NC     28078     Industrial
  159      521 Eagleton Downs Drive                                   Pineville                  NC     28134     Industrial
  160      140 John James Audubon Parkway                             Amherst                    NY     14228     Office
  161      665 North Tustin Street                                    Orange                     CA     92867     Retail
  162      215 East Broadway                                          Long Beach                 NY     11561     Multifamily
  163      756 East Haggard Avenue                                    Elon                       NC     27244     Multifamily
  164      2333 North Lake Avenue                                     Altadena                   CA     91001     Mixed Use
  165      5640 Santa Monica Boulevard                                Los Angeles                CA     90038     Multifamily
  166      1050 East 8th Street                                       Tucson                     AZ     85719     Multifamily
  167      3921 East Baseline Road                                    Gilbert                    AZ     85234     Office
  168      3410 Hartwood Circle                                       Hoover                     AL     35216     Multifamily
  169      235 Tubeway Drive                                          Carol Stream               IL     60188     Industrial
  170      34500 North Highway 45                                     Third Lake                 IL     60030     Retail
  171      10739 Deerwood Park Boulevard                              Jacksonville               FL     32256     Office
  172      78-825 Highway 111                                         La Quinta                  CA     92253     Retail
  173      10806 Willow Court                                         San Diego                  CA     92127     Industrial
  174      12320 SW 72nd Avenue                                       Portland                   OR     97223     Multifamily
  175      3501 Forest Drive                                          Columbia                   SC     29206     Retail
  176      15000 Hawthorne Boulevard                                  Lawndale                   CA     90260     Hospitality
  177      1255 Lakes Parkway                                         Lawrenceville              GA     30043     Office
  178      3027 Marina Bay Drive                                      League City                TX     77573     Office
  179      5101 Linbar Drive                                          Nashville                  TN     37211     Multifamily
  180      78-945 Highway 111                                         La Quinta                  CA     92253     Retail
  181      2355 Cumberland Parkway                                    Atlanta                    GA     30339     Retail
  182      905 Seventh Avenue                                         Garner                     NC     27529     Multifamily
  183      9435 Delegates Drive                                       Orlando                    FL     32837     Hospitality
  184      9877 Brick Church Road                                     Cambridge                  OH     43725     Industrial
  185      2525 W International Speedway Blvd                         Daytona Beach              FL     32114     Retail
  186      31648, 31658, 31732 Rancho Viejo Road                      San Juan Capistrano        CA     92675     Office
  187      865 Walton Avenue                                          The Bronx                  NY     10451     Mixed Use
  188      109 Smoke Hill Lane                                        Woodstock                  GA     30188     Industrial
  189      30592 Santa Margarita Parkway                              Rancho Santa Margarita     CA     92688     Retail
  190      6875 North Oracle Road                                     Tucson                     AZ     85704     Office
  191      425 Stedman Street                                         Greensboro                 NC     27401     Multifamily
  192      1030 Celis Street                                          San Fernando               CA     91340     Retail
  193      7215 Ridge Road                                            Port Richey                FL     34668     Self Storage
  194      1120 West Loop 1604 North                                  San Antonio                TX     78251     Manufactured
                                                                                                                  Housing
  195      222 North Academy Street                                   Janesville                 WI     53548     Office
  196      225 West Lincoln Street                                    Adams                      WI     53910     Retail
  197      2410 First Center Street                                   Brodhead                   WI     53520     Retail
  198      1310 Plainfield Avenue                                     Janesville                 WI     53545     Office
  199      98 Swiggam Street                                          Westby                     WI     54667     Retail
  200      2241 Calumet Drive                                         New Holston                WI     53061     Retail
  201      225 Boston Turnpike                                        Shrewsbury                 MA     01545     Retail
  202      210 AABC                                                   Aspen                      CO     81611     Mixed Use
  203      11501-11509 Olive Boulevard                                Creve Coeur                MO     63141     Retail
  204      194 Howard Street                                          New London                 CT     06320     Office
  205      117 Mountain View Road                                     Scranton                   PA     18508     Multifamily
  206      810 Plaza Blvd.                                            Lancaster                  PA     17601     Office
  207      1625 West Warm Springs Road                                Henderson                  NV     89014     Retail
  208      1530 East Glenn Avenue                                     Auburn                     AL     36832     Retail
  209      12550 John F. Kennedy                                      Houston                    TX     77039     Multifamily
  210      27 Englehard Drive                                         Monroe                     NJ     08831     Industrial
  211      49 East 74th Street                                        New York                   NY     10021     Multifamily
  212      30 West McKinley                                           Poland                     OH     44514     Retail
  213      3712-3724 Sapphire Road                                    Fayetteville               NC     28303     Multifamily
  214      40119 Murrieta Hot Springs Road                            Murrieta                   CA     92563     Retail
  215      1223 St. Andrews Road                                      Columbia                   SC     29210     Retail
  216      25013 & 25021 Madison Avenue                               Murrieta                   CA     92562     Retail
  217      175 Tubeway Drive                                          Forest Park                GA     30297     Industrial
  218      840 Concord Parkway North                                  Concord                    NC     28027     Retail
  219      7859 Pine Forest Road                                      Pensacola                  FL     32526     Retail
  220      375 Bay Road                                               Queensbury                 NY     12804     Office
  221      925 Hale Place                                             Chula Vista                CA     91914     Industrial
  222      45 Bartlett Street                                         Marlborough                MA     01752     Office
  223      615 Acacia Way                                             Woodland                   CA     95695     Multifamily
  224      6458 Linton Boulevard                                      Delray Beach               FL     33484     Retail
  225      1901-1911 N. Kelly Road                                    Napa                       CA     94558     Industrial
  226      21100 East 33rd Drive                                      Aurora                     CO     80011     Industrial
  227      13901 Metropolitan Parkway                                 Sterling Heights           MI     48312     Retail
  228      301 - 315 South Craig Street                               Pittsburgh                 PA     15213     Office
  229      3833 Roswell Road                                          Atlanta                    GA     30342     Office
  230      300-304 Salisbury Street and 229 Littleton Street          West Lafayette             IN     47907     Multifamily
  231      1335-1345 Valwood Parkway                                  Carrollton                 TX     75006     Office
  232      1583 Common Street                                         New Braunfels              TX     78130     Office
  233      2035 Hillhurst Avenue                                      Los Angeles                CA     90027     Retail
  234      959 Bay Area Boulevard                                     Houston                    TX     77058     Retail
  235      6100-6260 East 21st Street                                 Wichita                    KS     67208     Retail
  236      10555 Westheimer Road                                      Houston                    TX     77042     Retail
  237      5623-5669 Beacon Street                                    Pittsburgh                 PA     15217     Multifamily
  238      2-10 Broad Street                                          Red Bank                   NJ     07701     Mixed Use
  239      301 North Graham Street                                    Cambridge City             IN     47327     Multifamily
  240      2250 Southwood                                             Lufkin                     TX     75904     Self Storage
  241      16650 East Palisades Boulevard                             Fountain Hills             AZ     85268     Retail
  242      1251 North 21st Street                                     Laramie                    WY     82072     Multifamily
  243      550 Wells Road                                             Orange Park                FL     32073     Retail
  244      1601 Church Street                                         Conway                     SC     29526     Retail
  245      4920 Cameron Road                                          Hope Mills                 NC     28348     Multifamily
  246      2321 Lincoln Highway East (US Highway 30)                  Lancaster                  PA     17602     Retail
  247      14419 South Halsted Street                                 Riverdale                  IL     60827     Multifamily
  248      2104 Pacific Coast Highway & Oak Street                    Lomita                     CA     90717     Retail
  249      32-184 West Parrish Lane                                   Centerville                UT     84014     Retail
  250      90-98 Niblick Road                                         Paso Robles                CA     93446     Retail
  251      2 Ryan Road                                                Marlboro                   NJ     07746     Retail
  252      5500-5008, 5501, 5610-5616 Elmer Street,
           632 Bellefonte Street                                      Pittsburgh                 PA     15232     Multifamily
  253      2303 Wellington Drive                                      Wilson                     NC     27893     Office
  254      1001 Green St & 335 Broad St                               Augusta                    GA     30901     Multifamily
  255      209 Ventnor Avenue                                         Aspen                      CO     81611     Industrial
  256      137 West Concord Road                                      Clarksville                TN     37042     Multifamily
  257      48 Forest Drive                                            Bloomindale                NJ     07403     Multifamily
  258      905 South Highway 65                                       Lincoln                    CA     95648     Retail
  259      14005 N. US Highway 183                                    Cedar Park                 TX     78717     Retail
  260      1199 South Dora Street                                     Ukiah                      CA     95482     Multifamily
  261      1102 W. Granada Boulevard                                  Ormond Beach               FL     32174     Retail
  262      7640 Reinhold Drive                                        Cincinnati                 OH     45237     Industrial
  263      17-19 Winter Street                                        Dorchester                 MA     02122     Multifamily
  264      78-987 Highway 111                                         La Quinta                  CA     92253     Retail
  265      1190 - 1206 Silas Deane Highway                            Wethersfield               CT     06109     Mixed Use
  266      1015 Patriots Way                                          Augusta                    GA     30907     Multifamily
  267      1070 Kings Highway                                         Bellmawr                   NJ     08099     Self Storage
  268      600 West Union Avenue                                      Bound Brook                NJ     08805     Retail
  269      33 North Avenue                                            Tallmadge                  OH     44278     Office
  270      54 Old Trolley Road                                        Summerville                SC     29485     Retail
  271      515 Princeton Road                                         Johnson City               TN     37601     Self Storage
  272      One Lackawanna Plaza                                       Montclair                  NJ     07042     Retail
  273      130 Infield Court                                          Mooresville                NC     28117     Industrial
  274      2129-2135 Wightman & 5555-59 Hobart                        Pittsburgh                 PA     15217     Multifamily
  275      2962 S. Victory View Way                                   Boise                      ID     83709     Industrial
  276      905 West 26th Street                                       Lynn Haven                 FL     32444     Multifamily
  277      2401-2409 Bond Street                                      University Park            IL     60466     Industrial
  278      14325-14343 Euclid Avenue                                  East Cleveland             OH     44112     Retail
  279      4223 US Highway 86                                         Brawley                    CA     92227     Self Storage
  280      550 South Maple                                            Ann Arbor                  MI     48103     Industrial
  281      6930 NE 56th Street                                        Altoona                    IA     50009     Manufactured
                                                                                                                  Housing
  282      78-805 Highway 111                                         La Quinta                  CA     92253     Retail
  283      1710 West 10th Place                                       Tempe                      AZ     85281     Industrial
  284      24910 Kuykendahl Rd.                                       Tomball                    TX     77389     Retail
  285      4760 Integrity Way                                         Grand Chute                WI     54913     Retail
  286      26300 Old 41 Road                                          Bonita Springs             FL     34135     Self Storage
  287      2915 North 23rd Street                                     La Porte                   TX     77571     Self Storage
  288      116 West Agency Road                                       West Burlington            IA     52655     Retail
  289      2904 Arendell Street                                       Morehead City              NC     28557     Retail
  290      2270 W. Main Street                                        Los Lunas                  NM     87031     Retail
  291      10003 West FM 1604 North                                   San Antonio                TX     78254     Retail
  292      2614 Highway 98 West                                       Mary Esther                FL     32569     Self Storage
  293      2504 West 16th Street                                      Plainview                  TX     79072     Multifamily
  294      6500 Kansas Avenue                                         Kansas City                KS     66111     Manufactured
                                                                                                                  Housing
  295      5531-5539 North Clark Street                               Chicago                    IL     60640     Retail
  296      1615 Bonanza Street                                        Walnut Creek               CA     94596     Mixed Use
  297      2530 South Magnolia Avenue                                 Sanford                    FL     32773     Self Storage

  298      202 Winter Village Drive                                   Winterville                NC     28590     Self Storage
  299      406 Airport Road                                           Kinston                    NC     28503     Self Storage
  300      180 Greenfield Heights Blvd                                Havelock                   NC     28532     Self Storage
  301      701 South 15th                                             Omaha                      NE     68102     Office
  302      1204 Reisterstown Road                                     Pikesville                 MD     21208     Retail
  303      2710 Northwest 63rd Street                                 Oklahoma City              OK     73116     Multifamily
  304      20 Rachel Drive                                            Nashville                  TN     37214     Office
  305      241 Schoolhouse Road                                       Johnstown                  PA     15904     Office
  306      3305 N Grimes Street                                       Hobbs                      NM     88240     Multifamily
  307      1607 7th Street                                            Las Vegas                  NM     87701     Retail
  308      534-548 Wilmington Avenue                                  Dayton                     OH     45420     Retail

MORTGAGE                                                                                            PERCENT    PERCENT LEASED
LOAN NO.      PROPERTY SUB-TYPE         UNITS/SF(3)           YEAR BUILT          YEAR RENOVATED   LEASED(4)   AS OF DATE(4)
-------------------------------------------------------------------------------------------------------------------------------

   1          Full Service                      261              2002                   NAP           80.7%      12/31/2005
   2          Full Service                      300              2000                   NAP           73.4%      12/31/2005
   3          Full Service                      298              2002                   NAP           84.4%      12/31/2005
   4          Full Service                      273              1927                  2002           68.0%      12/31/2005
   5          Full Service                       86              2003                   NAP           75.1%      12/31/2005

   6          Suburban                      162,498              2005                   NAP          100.0%      01/23/2006
   7          Suburban                      103,683              2005                   NAP          100.0%      01/23/2006
   8          Suburban                       74,859              1988                   NAP           90.6%      01/23/2006
   9          Suburban                       46,840              1988                   NAP          100.0%      01/23/2006
   10         Suburban                       39,203              1988                   NAP          100.0%      01/23/2006
   11         Suburban                       45,951              1988                   NAP          100.0%      01/23/2006
   12         Suburban                       38,225              1988                   NAP          100.0%      01/23/2006
   13         Suburban                       35,812              1988                   NAP           56.8%      01/23/2006
   14         Suburban                       28,420              1988                   NAP           85.6%      01/23/2006
   15         Suburban                       21,991              1988                   NAP          100.0%      01/23/2006

   16         Garden                            369              2003                   NAP           91.9%      12/14/2005
   17         Garden                            364              2002                   NAP           88.7%      12/06/2005
   18         Garden                            300              2003                   NAP           92.0%      12/03/2005
   19         Garden                            364              2002                   NAP           91.5%      11/30/2005

   20         Warehouse                   1,339,195          1996 / 1998                NAP          100.0%      10/01/2005
   21         Warehouse                     563,160              1997                   NAP          100.0%      10/01/2005
   22         Warehouse                     396,000              2003                   NAP          100.0%      10/01/2005
   23         Warehouse                     315,000              2001                   NAP          100.0%      03/01/2006
   24         Anchored                      439,273          1999 - 2001                NAP           99.2%      11/18/2005
   25         Urban                         410,581              1985                   NAP           88.8%      11/01/2005

   26         Suburban                      110,381              2005                   NAP           98.0%      01/26/2006
   27         Shadow Anchored                64,316          2004 / 2005                NAP           97.9%      01/26/2006
   28         Unanchored                     37,296              2005                   NAP          100.0%      01/26/2006

   29         Suburban                      165,808              1970                  1982          100.0%      12/24/2005
   30         Suburban                      191,681              1973                  1990          100.0%      12/24/2005
   31         Anchored                      333,455              2005                   NAP           98.8%      12/20/2005
   32         Suburban                      210,286          1964 / 1983                NAP           97.1%      01/01/2006
   33         Anchored                      186,770              1964                  2002          100.0%      07/31/2005

   34         Anchored                      113,828          1995 - 1998                NAP           91.8%      11/18/2005
   35         Anchored                       80,624              1997                   NAP           97.1%      11/18/2005
   36         Shadow Anchored                19,425              2004                   NAP           63.7%      11/18/2005
   37         Shadow Anchored                17,785              1997                   NAP           91.3%      11/18/2005
   38         Shadow Anchored                13,321              2005                   NAP           73.5%      11/18/2005

   39         Flex Industrial             1,000,350              2005                   NAP          100.0%      01/09/2006
   40         Suburban                      105,000              1985                   NAP          100.0%      09/21/2005
   41         Anchored                      126,922              2004                   NAP           96.3%      12/12/2005

   42         Warehouse                     114,000              2006                   NAP          100.0%      03/01/2006
   43         Warehouse                     138,900              2006                   NAP          100.0%      03/01/2006
   44         Suburban                      238,641          1995 / 2002                NAP          100.0%      04/26/2005
   45         Suburban                      155,200              1982                   NAP          100.0%      03/01/2006
   46         Suburban                      167,843              2001                   NAP          100.0%      11/05/2005
   47         Suburban                      126,336              1986                  2002          100.0%      03/01/2006
   48         Anchored                      190,436              1965               1997 / 1998       97.7%      12/29/2005
   49         Manufactured Housing              648              1986                   NAP           99.5%      01/04/2006
   50         Medical                        78,164              2005                   NAP          100.0%      12/28/2005
   51         Flex Industrial               236,256          2000 / 2004                NAP          100.0%      02/03/2006
   52         Anchored                      157,262   1949 / 1955 / 1963 / 1980         NAP           96.9%      09/21/2005
   53         Student Housing                   228              2005                   NAP           82.6%      10/14/2005
   54         Medical                       128,860              1996                   NAP           98.9%      10/31/2005
   55         Urban                         363,678              1962                  2003           80.9%      12/01/2005
   56         Student Housing                   222              2002                   NAP           92.0%      08/18/2005
   57         Student Housing                   204              2005                   NAP           95.1%      08/23/2005
   58         Anchored                      232,415              1970                  2005           92.3%      01/04/2006
   59         Shadow Anchored               148,591              1988                   NAP           93.3%      10/20/2005

   60         Suburban                       59,800              2005                   NAP          100.0%      09/26/2005
   61         Anchored                       37,329              2005                   NAP          100.0%      10/26/2005
   62         Shadow Anchored                33,700              1997                   NAP          100.0%      12/19/2005
   63         Suburban                       26,660              2005                   NAP          100.0%      12/15/2005
   64         Unanchored                     92,035              1990                   NAP           94.3%      01/01/2006

   65         Anchored                       86,257              1985                   NAP           93.0%      12/31/2005
   66         Anchored                       63,176          1986 / 1987                NAP          100.0%      12/31/2005
   67         Anchored                       50,391              1984                   NAP           91.2%      12/31/2005
   68         Garden                            238              2005                   NAP           96.6%      12/13/2005
   69         Unanchored                     47,758              2000                   NAP           97.5%      10/20/2005
   70         Unanchored                     64,061              2003                   NAP           94.8%      12/08/2005
   71         Garden                            588              1971                   NAP           94.4%      11/30/2005
   72         Anchored                       98,716              2005                   NAP          100.0%      09/07/2005

   73         Unanchored                     75,022              1972                  1986          100.0%      01/03/2006
   74         Suburban                       42,550              1989                   NAP          100.0%      01/03/2006
   75         Unanchored                     17,939              1988                   NAP          100.0%      01/03/2006
   76         Manufactured Housing              327              1970                   NAP           85.3%      10/31/2005
   77         Anchored                      101,799              2002                   NAP          100.0%      08/01/2005
   78         Garden                            252          1977 / 2005                NAP           92.9%      12/09/2005
   79         Garden                            192          1999 - 2000                NAP           95.3%      09/30/2005
   80         Anchored                       99,892              2005                   NAP           97.0%      01/01/2006
   81         Anchored                      138,339              2005                   NAP           86.6%      12/01/2005
   82         Office/Retail                  86,023              1981                   NAP           99.1%      10/04/2005
   83         Student Housing/Retail            214              2001                   NAP           97.3%      10/01/2005
   84         Anchored                       88,887              1999                  2001          100.0%      11/30/2005
   85         Garden                            296              2000                   NAP           92.9%      12/05/2005
   86         Garden                            243          2001 / 2003                NAP           87.7%      12/31/2005
   87         Anchored                      141,304              1983                   NAP           93.5%      01/27/2006
   88         Anchored                       73,356              2000                   NAP           98.1%      09/26/2005

   89         Self Storage                  212,985       1977 / 1999 / 2002            NAP           71.7%      09/21/2005
   90         Self Storage                  163,155          1976 / 1991                NAP           88.2%      09/21/2005
   91         Self Storage                  125,055              2002                   NAP           85.5%      09/21/2005
   92         Suburban                      152,039              1973                  1998           92.8%      10/01/2005
   93         Suburban                      111,791              1965                  2001           85.4%      10/11/2005
   94         Garden                            192              2004                   NAP           92.2%      01/06/2006
   95         Anchored                       92,409              1985                   NAP           98.0%      11/09/2005
   96         Townhouse                         296          1975 - 1979               2005           97.3%      08/10/2005
   97         Unanchored                     74,148              2004                   NAP           83.7%      11/01/2005
   98         Garden                            351              1972                  1998           93.2%      08/31/2005
   99         Medical                        53,360              1991                   NAP          100.0%      08/13/2005
  100         Anchored                       73,464              2005                   NAP           87.8%      11/30/2005
  101         Suburban                       70,283              2000                   NAP           88.2%      11/09/2005
  102         Suburban                       60,222              1981                  2004           96.2%      10/04/2005
  103         Garden                             80              2005                   NAP           97.5%      02/06/2006
  104         Garden                            180              1999                   NAP           93.9%      10/20/2005
  105         Unanchored                    117,299              1976                  2005          100.0%      08/15/2005
  106         Garden                            304              1996                   NAP           96.4%      12/12/2005
  107         Anchored                       64,576              1997                   NAP          100.0%      10/07/2005
  108         Suburban                       90,941              1960                  2003          100.0%      10/31/2005

  109         Anchored                      106,703              1966                  1998          100.0%      12/01/2005
  110         Unanchored                     14,000          1999 / 2001                NAP          100.0%      03/01/2006
  111         Free Standing                   8,000              2003                   NAP          100.0%      03/01/2006
  112         Free Standing                  10,543              1980                   NAP          100.0%      03/01/2006
  113         Free Standing                   8,040              1967                  2002          100.0%      03/01/2006
  114         Free Standing                   7,200              1999                   NAP          100.0%      03/01/2006
  115         Unanchored                      8,000              2002                   NAP          100.0%      03/01/2006
  116         Anchored                       59,918              2001                   NAP           97.8%      10/01/2005
  117         Anchored                       90,200              1979                  2005           93.1%      10/26/2005
  118         Townhouse                          57              1920                  2001          100.0%      12/01/2005
  119         Garden                            234              1975               1995 - 1998       98.7%      09/01/2005
  120         Unanchored                    181,531              1959                   NAP          100.0%      11/30/2005
  121         Unanchored                     39,144              2005                   NAP           73.9%      12/07/2005
  122         Free Standing                  37,500              1962               2000 - 2001      100.0%      10/14/2005
  123         Garden                            130              1965                   NAP           99.2%      12/01/2005
  124         Anchored                       46,157              2005                   NAP           95.0%      09/15/2005
  125         Garden                            232              1988                   NAP           91.8%      12/20/2005
  126         Full Service                      180          1985 / 1990                NAP           62.7%      09/30/2005
  127         Manufactured Housing              303              1971                   NAP           97.7%      12/29/2005
  128         Unanchored                     39,954              1988                   NAP           97.5%      09/01/2005
  129         Garden                            208              1995                  2002           99.5%      09/28/2005
  130         Unanchored                     28,993          1993 / 2002                NAP          100.0%      10/27/2005
  131         Unanchored                     27,484          2003 - 2004                NAP          100.0%      01/30/2006
  132         Garden                            336          1969 / 1971               2002           98.5%      11/03/2005
  133         Shadow Anchored                21,681              2005                   NAP          100.0%      01/19/2006
  134         Unanchored                     35,200              2005                   NAP           96.6%      11/03/2005
  135         Theater                        65,442              2004                   NAP          100.0%      08/23/2005
  136         Unanchored                     36,000              2005                   NAP          100.0%      01/23/2006
  137         Garden                            223              1970                   NAP           86.2%      10/11/2005
  138         Unanchored                      8,500              1865                  2005          100.0%      03/01/2006
  139         Self Storage                   59,140              2000                   NAP          100.0%      11/15/2005
  140         Shadow Anchored                54,972              1999                   NAP          100.0%      10/01/2005
  141         Free Standing                  35,650              2005                   NAP          100.0%      01/24/2005
  142         Shadow Anchored                73,841              1986                   NAP           98.3%      05/01/2005
  143         Warehouse                      85,000              1960               1964 / 1993      100.0%      11/30/2005
  144         Garden                            174              1982                   NAP           93.1%      10/31/2005
  145         Warehouse                     296,432              1976                  2004          100.0%      09/01/2005
  146         Unanchored                     35,304              2005                   NAP           94.3%      11/01/2005
  147         Anchored                      109,248              1960                  1994          100.0%      12/21/2005
  148         Unanchored                    123,846              1979                  1998          100.0%      08/01/2005
  149         Garden                            102              2003                   NAP           99.0%      11/01/2005
  150         Shadow Anchored                36,721              2002                   NAP           95.8%      10/31/2005
  151         Student Housing                   140              1983                   NAP          100.0%      11/11/2005
  152         Limited Service                   103              1999                   NAP           70.2%      09/30/2005
  153         Limited Service                   104              1994                  2004           72.7%      08/01/2005
  154         Shadow Anchored                14,820              2005                   NAP          100.0%      03/01/2006
  155         Extended Stay                      72              1997                   NAP           89.8%      07/31/2005
  156         Light Industrial              158,760              2001                   NAP          100.0%      03/01/2006
  157         Urban                          81,261              1929                  2003           93.3%      12/13/2005

  158         Flex Industrial               112,000              2002                   NAP          100.0%      12/01/2005
  159         Flex Industrial                30,355              2002                   NAP           68.4%      12/01/2005
  160         Suburban                       54,556              1981                  2005          100.0%      01/01/2006
  161         Unanchored                     30,400              1987                   NAP          100.0%      07/05/2005
  162         Mid-Rise                           93              1925                   NAP           96.8%      10/01/2005
  163         Student Housing                    42              2004                   NAP           93.5%      08/25/2005
  164         Office/Retail                  25,257              1959                  2003          100.0%      11/08/2005
  165         Mid-Rise                          177              1927                   NAP           92.7%      12/30/2005
  166         Mid-Rise                           76              1968                   NAP          100.0%      09/19/2005
  167         Medical                        48,550              1993                   NAP           76.5%      09/01/2005
  168         Garden                            136              1970                   NAP           94.1%      12/14/2005
  169         Light Industrial              153,700              1977                   NAP          100.0%      03/01/2006
  170         Unanchored                     30,920              2004                   NAP          100.0%      08/22/2005
  171         Suburban                       43,980              2004                   NAP          100.0%      07/05/2005
  172         Shadow Anchored                33,855              2004                   NAP          100.0%      08/01/2005
  173         Warehouse                      66,858              1991                   NAP          100.0%      12/31/2005
  174         Garden                            108              1995                   NAP           99.0%      11/28/2005
  175         Free Standing                  15,120              2002                   NAP          100.0%      03/01/2006
  176         Limited Service                    97              1983                   NAP           90.1%      11/30/2005
  177         Suburban                       56,561              1999                   NAP          100.0%      09/23/2005
  178         Suburban                       59,460              1984                   NAP           88.4%      12/01/2005
  179         Garden                            239              1973                   NAP           96.2%      12/22/2005
  180         Shadow Anchored                36,000              2004                   NAP          100.0%      08/01/2005
  181         Unanchored                     15,461              2005                   NAP           94.1%      12/31/2005
  182         Garden                            160              1972               1988 - 1989       86.3%      08/30/2005
  183         Extended Stay                     144              1998                   NAP           88.3%      09/30/2005
  184         Flex Industrial               128,537              2005                   NAP          100.0%      01/11/2006
  185         Unanchored                     24,500              1986                   NAP          100.0%      08/30/2005
  186         Suburban                       28,370              1981                   NAP          100.0%      10/04/2005
  187         Multifamily/Retail                 55              1925                   NAP          100.0%      08/16/2005
  188         Flex Industrial                72,028              2001                   NAP          100.0%      10/26/2005
  189         Anchored                       15,049              1999                   NAP          100.0%      10/07/2005
  190         Suburban                       29,428              2002                   NAP           94.8%      12/20/2005
  191         Student Housing                    85              1969                  2005           91.1%      09/01/2005
  192         Anchored                       31,855              1949                  2001          100.0%      09/26/2005
  193         Self Storage                   72,900              2000                   NAP           94.8%      11/18/2005
  194         Manufactured Housing              254              1999                   NAP          100.0%      09/01/2005

  195         Suburban                        9,198              2002                   NAP          100.0%      11/01/2005
  196         Free Standing                   9,014              2004                   NAP          100.0%      11/01/2005
  197         Free Standing                   9,014              2005                   NAP          100.0%      11/01/2005
  198         Suburban                       14,400              1989                   NAP          100.0%      11/01/2005
  199         Free Standing                   9,014              2005                   NAP          100.0%      11/01/2005
  200         Free Standing                   9,014              2005                   NAP          100.0%      11/01/2005
  201         Free Standing                  14,490              2005                   NAP          100.0%      11/01/2005
  202         Office/Industrial              22,860              1971                   NAP          100.0%      11/01/2005
  203         Anchored                       19,618              1973                  2003          100.0%      09/20/2005
  204         Suburban                       46,000              1985               1998 - 1999      100.0%      04/21/2005
  205         Garden                            128              1970                   NAP           99.2%      11/01/2005
  206         Medical                        30,190              1977                  2005          100.0%      01/20/2006
  207         Unanchored                     16,966              1994                   NAP           87.2%      12/01/2005
  208         Anchored                       55,452              2002                   NAP          100.0%      06/30/2005
  209         Garden                            187              1980                   NAP           84.0%      07/29/2005
  210         Light Industrial              115,769              1973                   NAP          100.0%      03/01/2006
  211         Mid-Rise                            9              1910                  2005          100.0%      10/01/2005
  212         Anchored                       14,560              2005                   NAP          100.0%      03/01/2006
  213         Garden                             72              2005                   NAP          100.0%      11/01/2005
  214         Unanchored                     24,828              1985                  2000          100.0%      10/01/2005
  215         Free Standing                  14,820              2005                   NAP          100.0%      11/01/2005
  216         Unanchored                     16,362              2003                   NAP          100.0%      10/01/2005
  217         Light Industrial              133,338              1966                   NAP          100.0%      03/01/2006
  218         Anchored                       51,897              1984                  2004           95.3%      02/08/2006
  219         Anchored                       68,186              1992                   NAP          100.0%      06/30/2005
  220         Medical                        29,218              2004                   NAP           88.2%      10/19/2005
  221         Flex Industrial                32,067              1989                   NAP           96.9%      01/23/2006
  222         Suburban                       43,781              1972                   NAP          100.0%      12/01/2005
  223         Senior Housing                     41              2005                   NAP           82.9%      01/06/2006
  224         Free Standing                  15,120              1998                   NAP          100.0%      09/21/2005
  225         Light Industrial               39,424              1999                   NAP          100.0%      12/01/2005
  226         Light Industrial               61,058          1985 / 2003                NAP          100.0%      03/01/2006
  227         Anchored                       14,490              2002                   NAP          100.0%      12/18/2005
  228         Urban                          34,419          1850 - 1988                NAP           86.2%      12/14/2005
  229         Suburban                       28,182              1973                  1993           87.8%      12/07/2005
  230         Low-Rise                           39          1989 / 1991               2005          100.0%      09/01/2005
  231         Suburban                       67,630              1981                  2004           87.3%      01/30/2006
  232         Medical                        28,708              2002                   NAP           91.8%      10/17/2005
  233         Anchored                       39,006          1962 / 1969               1986          100.0%      11/01/2005
  234         Free Standing                  33,000              2003                   NAP          100.0%      10/27/2005
  235         Unanchored                     45,011              1983                  2001           94.4%      10/07/2005
  236         Unanchored                     12,344              1998                   NAP           88.8%      10/07/2005
  237         Townhouse                          21              1912                  2001          100.0%      01/06/2006
  238         Retail/Office/Apartment        21,105              1900                  2003           98.4%      12/31/2005
  239         Garden                             62          1994 - 1996                NAP           96.6%      09/08/2005
  240         Self Storage                  101,464          1993 - 2002                NAP           96.6%      11/17/2005
  241         Unanchored                     20,661              2001                   NAP          100.0%      09/01/2005
  242         Senior Housing                     40              2000                   NAP          100.0%      12/01/2005
  243         Unanchored                     25,296              1987                   NAP          100.0%      08/12/2005
  244         Free Standing                  14,490              2003                   NAP          100.0%      03/01/2006
  245         Garden                             60              1983                  2005           98.3%      10/24/2005
  246         Unanchored                     21,810          1975 - 1998                NAP          100.0%      10/03/2005
  247         Senior Housing                     56              1950                  2003          100.0%      11/01/2005
  248         Unanchored                      8,492              2004                   NAP          100.0%      07/28/2005
  249         Unanchored                     32,544          1979 - 1981                NAP           92.3%      08/22/2005
  250         Shadow Anchored                 7,609              2005                   NAP          100.0%      03/01/2006
  251         Unanchored                     11,145              2004                   NAP          100.0%      12/31/2004
  252
              Mid-Rise                           37              1900                  1994           97.3%      08/10/2005
  253         Medical                        16,612              1998                   NAP          100.0%      06/16/2005
  254         Garden                             61          1917 / 1920               1981          100.0%      11/04/2005
  255         Light Industrial               16,200              1982                   NAP           88.3%      11/01/2005
  256         Garden                            119              1983                   NAP           97.5%      08/31/2005
  257         Garden                             40              1970                   NAP           90.0%      11/01/2005
  258         Anchored                        7,000              2005                   NAP          100.0%      12/22/2005
  259         Shadow Anchored                 7,500              2004                   NAP          100.0%      03/01/2006
  260         Senior Housing                     66              1990                   NAP          100.0%      12/31/2005
  261         Unanchored                     23,994              1984                   NAP          100.0%      12/08/2005
  262         Light Industrial              132,940              1961                  1971          100.0%      03/01/2006
  263         Garden                             32              1965                  2003           84.4%      11/01/2005
  264         Shadow Anchored                15,000              2004                   NAP          100.0%      09/08/2005
  265         Office/Retail                  11,473              2003                   NAP          100.0%      12/01/2005
  266         Garden                             52              1974                   NAP           92.3%      11/04/2005
  267         Self Storage                   36,000              2000                   NAP           99.3%      11/01/2005
  268         Unanchored                      8,408              1952                  2005          100.0%      12/07/2005
  269         Medical                        20,400              1988                   NAP           97.5%      12/31/2005
  270         Free Standing                  14,560              2004                   NAP          100.0%      07/01/2005
  271         Self Storage                   58,200              1980                   NAP          100.0%      09/27/2005
  272         Free Standing                   3,669              2005                   NAP          100.0%      11/01/2005
  273         Warehouse                      42,000              2004                   NAP          100.0%      02/13/2006
  274         Low-Rise                           52              1926                  1987           98.1%      12/31/2005
  275         Warehouse                      32,942              2005                   NAP          100.0%      11/30/2005
  276         Garden                             86              1986                   NAP           95.4%      09/02/2005
  277         Flex Industrial                77,830              1973               2004 / 2005       93.8%      11/30/2005
  278         Unanchored                     31,326              1992                   NAP           87.0%      10/03/2005
  279         Self Storage                   43,573              1985                  2005           76.6%      07/01/2005
  280         Flex Industrial                37,715              1962                   NAP          100.0%      12/02/2005
  281         Manufactured Housing              145              1968                   NAP           84.1%      11/01/2005
  282         Shadow Anchored                 5,441              2004                   NAP          100.0%      08/01/2005
  283         Warehouse                      34,000              1978                   NAP           96.2%      09/19/2005
  284         Unanchored                     11,964              2004                   NAP          100.0%      01/22/2006
  285         Shadow Anchored                14,802              2004                   NAP          100.0%      08/31/2005
  286         Self Storage                   39,095              1991                   NAP           90.0%      11/07/2005
  287         Self Storage                   61,216              2000                   NAP           73.1%      09/30/2005
  288         Shadow Anchored                10,400              2004                   NAP          100.0%      10/31/2005
  289         Shadow Anchored                13,813              2005                   NAP          100.0%      03/01/2006
  290         Shadow Anchored                 9,120              2004                   NAP          100.0%      10/06/2005
  291         Anchored                       14,820              2005                   NAP          100.0%      12/30/2005
  292         Self Storage                   39,146              1989                   NAP           99.0%      11/08/2005
  293         Garden                            130          1965 / 1972                NAP           97.7%      10/31/2005
  294         Manufactured Housing              134              1973                   NAP           85.1%      08/30/2005
  295         Unanchored                      4,733              1954                  2003          100.0%      11/10/2005
  296         Office/Retail                  24,349              1967                   NAP          100.0%      10/03/2005
  297         Self Storage                   30,400              1998                   NAP           96.9%      09/06/2005

  298         Self Storage                   27,725              1996                   NAP           68.3%      12/31/2005
  299         Self Storage                   20,450              1996                   NAP           73.3%      12/31/2005
  300         Self Storage                   16,950              1997                   NAP           69.0%      12/31/2005
  301         Suburban                       14,108          1910 / 1924               2004          100.0%      09/01/2005
  302         Unanchored                      6,250              1987                   NAP          100.0%      08/24/2005
  303         Garden                             77          1962 / 1964                NAP          100.0%      08/09/2005
  304         Medical                        10,500              2003                   NAP          100.0%      10/31/2005
  305         Medical                        11,965              1989                   NAP          100.0%      09/01/2005
  306         Townhouse                          56              1983                   NAP           94.6%      10/17/2005
  307         Unanchored                      8,800              2005                   NAP          100.0%      12/09/2005
  308         Unanchored                      8,000              1994                   NAP          100.0%      11/28/2005

MORTGAGE                                                            RELATED                           ORIGINAL    CUT-OFF DATE
LOAN NO.      SECURITY TYPE(5)   LIEN POSITION                   BORROWER LIST                         BALANCE       BALANCE(6)
---------------------------------------------------------------------------------------------------------------------------------

   1          Fee / Leasehold        First                            NAP                       $   93,193,548      92,081,544
   2                Fee              First                            NAP                       $   61,838,710      61,100,838
   3             Leasehold           First                            NAP                       $   51,387,097      50,773,936
   4                Fee              First                            NAP                       $   40,935,484      40,447,034
   5                Fee              First                            NAP                       $   22,645,161      22,374,955

   6                Fee              First                            NAP                       $   37,280,000      37,280,000
   7                Fee              First                            NAP                       $   24,000,000      24,000,000
   8                Fee              First                            NAP                       $   10,939,000      10,939,000
   9                Fee              First                            NAP                       $    6,519,000       6,519,000
   10               Fee              First                            NAP                       $    6,320,000       6,320,000
   11               Fee              First                            NAP                       $    6,280,500       6,280,500
   12               Fee              First                            NAP                       $    5,406,000       5,406,000
   13               Fee              First                            NAP                       $    4,849,500       4,849,500
   14               Fee              First                            NAP                       $    4,000,000       4,000,000
   15               Fee              First                            NAP                       $    2,949,000       2,949,000

   16               Fee              First                      16, 17, 18, 19                  $   28,600,000      28,600,000
   17               Fee              First                      16, 17, 18, 19                  $   25,600,000      25,600,000
   18               Fee              First                      16, 17, 18, 19                  $   22,350,000      22,350,000
   19               Fee              First                      16, 17, 18, 19                  $   21,200,000      21,200,000

   20               Fee              First                            NAP                       $   38,850,000      38,760,781
   21               Fee              First                            NAP                       $   16,590,000      16,551,901
   22               Fee              First                            NAP                       $   11,200,000      11,174,279
   23               Fee              First                            NAP                       $    9,310,000       9,288,620
   24               Fee              First                            NAP                       $   64,500,000      64,500,000
   25               Fee              First                            NAP                       $   58,000,000      58,000,000

   26               Fee              First                            NAP                       $   19,030,000      19,030,000
   27               Fee              First                            NAP                       $   13,900,000      13,900,000
   28               Fee              First                            NAP                       $   13,170,000      13,170,000

   29               Fee              First                        29, 30, 45                    $   21,561,596      21,561,596
   30               Fee              First                        29, 30, 45                    $   20,163,404      20,163,404
   31               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   40,179,000      40,179,000
   32            Leasehold           First                            NAP                       $   38,000,000      38,000,000
   33               Fee              First                            NAP                       $   37,150,000      37,150,000

   34               Fee              First                            NAP                       $   13,095,000      13,095,000
   35               Fee              First                            NAP                       $   10,850,040      10,850,040
   36               Fee              First                            NAP                       $    5,500,080       5,500,080
   37               Fee              First                            NAP                       $    3,679,920       3,679,920
   38               Fee              First                            NAP                       $    2,874,960       2,874,960

   39               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   23,731,497      23,731,497
   40               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   11,840,690      11,840,690
   41               Fee              First                            NAP                       $   35,000,000      35,000,000

   42               Fee              First                            NAP                       $   18,600,000      18,600,000
   43               Fee              First                            NAP                       $   14,830,000      14,830,000
   44               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   30,245,000      30,245,000
   45               Fee              First                        29, 30, 45                    $   30,200,000      30,200,000
   46            Leasehold           First                            NAP                       $   29,000,000      28,907,943
   47               Fee              First                          47, 165                     $   27,000,000      26,936,660
   48         Fee / Leasehold        First                          48, 84                      $   25,200,000      25,200,000
   49               Fee              First                            NAP                       $   24,080,000      24,080,000
   50               Fee              First                            NAP                       $   24,000,000      24,000,000
   51               Fee              First                            NAP                       $   23,270,000      23,110,981
   52               Fee              First                            NAP                       $   22,100,000      22,100,000
   53               Fee              First                          53, 56                      $   22,000,000      22,000,000
   54               Fee              First                            NAP                       $   21,200,000      21,200,000
   55               Fee              First                            NAP                       $   20,800,000      20,800,000
   56               Fee              First                          53, 56                      $   20,000,000      20,000,000
   57               Fee              First                            NAP                       $   20,000,000      20,000,000
   58               Fee              First                            NAP                       $   19,600,000      19,600,000
   59               Fee              First                          59, 87                      $   19,200,000      19,200,000

   60               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    5,997,350       5,997,350
   61               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    5,432,557       5,432,557
   62               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    4,278,000       4,278,000
   63               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    3,053,250       3,053,250
   64               Fee              First                            NAP                       $   18,500,000      18,500,000

   65               Fee              First                            NAP                       $    6,880,000       6,856,763
   66               Fee              First                            NAP                       $    6,560,000       6,537,844
   67               Fee              First                            NAP                       $    5,060,000       5,042,910
   68               Fee              First                            NAP                       $   18,000,000      18,000,000
   69               Fee              First                            NAP                       $   17,030,000      17,030,000
   70               Fee              First                            NAP                       $   16,500,000      16,500,000
   71               Fee              First                            NAP                       $   16,400,000      16,400,000
   72               Fee              First                          72, 206                     $   16,100,000      16,100,000

   73               Fee              First                        73, 74, 75                    $    9,040,000       9,040,000
   74               Fee              First                        73, 74, 75                    $    3,840,000       3,840,000
   75               Fee              First                        73, 74, 75                    $    3,160,000       3,160,000
   76               Fee              First                            NAP                       $   16,000,000      16,000,000
   77               Fee              First                            NAP                       $   15,675,000      15,675,000
   78               Fee              First                            NAP                       $   15,440,000      15,440,000
   79               Fee              First                            NAP                       $   15,250,000      15,250,000
   80               Fee              First                  80, 100, 175, 215, 270              $   15,000,000      15,000,000
   81               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   14,425,500      14,425,500
   82               Fee              First                       82, 102, 186                   $   14,200,000      14,153,718
   83               Fee              First                            NAP                       $   14,000,000      14,000,000
   84               Fee              First                          48, 84                      $   14,000,000      14,000,000
   85               Fee              First                            NAP                       $   13,880,000      13,880,000
   86               Fee              First                            NAP                       $   13,600,000      13,600,000
   87               Fee              First                          59, 87                      $   13,600,000      13,600,000
   88               Fee              First                            NAP                       $   13,335,000      13,335,000

   89               Fee              First                            NAP                       $    5,700,643       5,687,944
   90               Fee              First                            NAP                       $    4,281,429       4,271,891
   91               Fee              First                            NAP                       $    3,337,929       3,330,493
   92               Fee              First                            NAP                       $   13,000,000      13,000,000
   93               Fee              First                            NAP                       $   13,000,000      12,942,831
   94               Fee              First                            NAP                       $   12,475,000      12,475,000
   95               Fee              First                          95, 272                     $   12,500,000      12,459,106
   96               Fee              First                96, 118, 146, 237, 252, 274           $   12,100,000      12,100,000
   97               Fee              First                            NAP                       $   12,000,000      12,000,000
   98               Fee              First                            NAP                       $   12,000,000      12,000,000
   99               Fee              First                            NAP                       $   11,925,000      11,925,000
  100               Fee              First                  80, 100, 175, 215, 270              $   11,800,000      11,800,000
  101               Fee              First                            NAP                       $   11,750,000      11,750,000
  102               Fee              First                       82, 102, 186                   $   11,200,000      11,163,496
  103               Fee              First                            NAP                       $   11,000,000      11,000,000
  104               Fee              First                            NAP                       $   11,000,000      10,975,552
  105               Fee              First                            NAP                       $   11,000,000      10,926,989
  106               Fee              First                            NAP                       $   10,800,000      10,625,305
  107               Fee              First                         107, 189                     $   10,550,000      10,550,000
  108               Fee              First                            NAP                       $   10,000,000      10,000,000

  109               Fee              First                            NAP                       $    6,973,193       6,973,193
  110               Fee              First                            NAP                       $      974,747         974,747
  111               Fee              First                            NAP                       $      382,401         382,401
  112               Fee              First                            NAP                       $      344,911         344,911
  113               Fee              First                            NAP                       $      337,413         337,413
  114               Fee              First                            NAP                       $      322,416         322,416
  115            Leasehold           First                            NAP                       $      314,918         314,918
  116               Fee              First                            NAP                       $    9,600,000       9,586,897
  117               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    9,558,000       9,558,000
  118               Fee              First                96, 118, 146, 237, 252, 274           $    9,400,000       9,400,000
  119               Fee              First                         119, 228                     $    9,250,000       9,250,000
  120               Fee              First                            NAP                       $    9,000,000       8,977,497
  121               Fee              First                            NAP                       $    9,000,000       8,950,754
  122               Fee              First                            NAP                       $    8,800,000       8,773,054
  123               Fee              First                            NAP                       $    8,750,000       8,750,000
  124               Fee              First                            NAP                       $    8,300,000       8,300,000
  125               Fee              First                            NAP                       $    8,200,000       8,180,637
  126               Fee              First                            NAP                       $    8,000,000       7,975,960
  127               Fee              First                            NAP                       $    8,000,000       7,954,921
  128               Fee              First                            NAP                       $    7,900,000       7,865,128
  129               Fee              First                            NAP                       $    7,850,000       7,850,000
  130               Fee              First                            NAP                       $    7,750,000       7,750,000
  131               Fee              First                            NAP                       $    7,600,000       7,565,178
  132               Fee              First                         132, 293                     $    7,540,000       7,522,542
  133               Fee              First                            NAP                       $    7,500,000       7,500,000
  134               Fee              First                            NAP                       $    7,500,000       7,476,192
  135         Fee / Leasehold        First                            NAP                       $    7,275,000       7,206,900
  136               Fee              First                            NAP                       $    7,200,000       7,162,652
  137               Fee              First                       137, 205, 257                  $    7,150,000       7,114,646
  138               Fee              First                            NAP                       $    7,100,000       7,083,801
  139               Fee              First                            NAP                       $    7,050,000       7,050,000
  140         Fee / Leasehold        First                         140, 148                     $    7,050,000       7,026,322
  141               Fee              First                            NAP                       $    6,990,000       6,956,860
  142               Fee              First                       142, 259, 290                  $    6,930,000       6,930,000
  143               Fee              First                            NAP                       $    6,900,000       6,853,660
  144               Fee              First                            NAP                       $    6,700,000       6,700,000
  145               Fee              First                            NAP                       $    6,720,000       6,697,219
  146               Fee              First                96, 118, 146, 237, 252, 274           $    6,700,000       6,679,249
  147               Fee              First                            NAP                       $    6,640,000       6,640,000
  148               Fee              First                         140, 148                     $    6,400,000       6,356,265
  149               Fee              First                            NAP                       $    6,300,000       6,285,221
  150               Fee              First                            NAP                       $    6,150,000       6,136,597
  151               Fee              First                            NAP                       $    6,120,000       6,100,240
  152               Fee              First                            NAP                       $    6,100,000       6,080,406
  153               Fee              First                            NAP                       $    6,100,000       6,079,742
  154               Fee              First                            NAP                       $    6,085,000       6,056,492
  155               Fee              First                            NAP                       $    6,100,000       6,051,683
  156               Fee              First                            NAP                       $    6,000,000       5,971,155
  157               Fee              First                            NAP                       $    5,960,000       5,960,000

  158               Fee              First                            NAP                       $    4,105,842       4,105,842
  159               Fee              First                            NAP                       $    1,694,158       1,694,158
  160               Fee              First                            NAP                       $    5,750,000       5,750,000
  161               Fee              First                            NAP                       $    5,500,000       5,474,281
  162               Fee              First                            NAP                       $    5,375,000       5,357,349
  163               Fee              First                            NAP                       $    5,300,000       5,300,000
  164               Fee              First                         164, 248                     $    5,300,000       5,282,133
  165               Fee              First                          47, 165                     $    5,300,000       5,271,000
  166               Fee              First                            NAP                       $    5,325,000       5,262,103
  167               Fee              First                            NAP                       $    5,250,000       5,250,000
  168               Fee              First                            NAP                       $    5,200,000       5,189,139
  169               Fee              First                       169, 210, 217                  $    5,200,000       5,177,767
  170               Fee              First                            NAP                       $    5,200,000       5,163,706
  171               Fee              First                            NAP                       $    5,150,000       5,127,689
  172               Fee              First                    172, 180, 264, 282                $    5,000,000       5,000,000
  173               Fee              First                            NAP                       $    5,000,000       5,000,000
  174               Fee              First                            NAP                       $    5,000,000       4,988,686
  175               Fee              First                  80, 100, 175, 215, 270              $    5,000,000       4,965,567
  176               Fee              First                            NAP                       $    5,000,000       4,953,018
  177               Fee              First                            NAP                       $    4,900,000       4,873,607
  178               Fee              First                            NAP                       $    4,820,000       4,809,039
  179               Fee              First                         179, 256                     $    4,808,000       4,808,000
  180               Fee              First                    172, 180, 264, 282                $    4,690,000       4,690,000
  181               Fee              First                            NAP                       $    4,650,000       4,622,866
  182               Fee              First                            NAP                       $    4,600,000       4,600,000
  183               Fee              First                            NAP                       $    4,600,000       4,581,285
  184               Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    4,543,000       4,543,000
  185               Fee              First                            NAP                       $    4,550,000       4,529,114
  186               Fee              First                       82, 102, 186                   $    4,500,000       4,485,333
  187               Fee              First                            NAP                       $    4,500,000       4,480,322
  188               Fee              First                            NAP                       $    4,480,000       4,480,000
  189               Fee              First                         107, 189                     $    4,450,000       4,450,000
  190               Fee              First                            NAP                       $    4,450,000       4,450,000
  191               Fee              First                            NAP                       $    4,462,500       4,447,456
  192               Fee              First                            NAP                       $    4,450,000       4,435,860
  193               Fee              First                            NAP                       $    4,440,000       4,430,260
  194               Fee              First                            NAP                       $    4,400,000       4,400,000

  195               Fee              First                            NAP                       $    1,515,901       1,511,161
  196               Fee              First                            NAP                       $      684,099         681,960
  197               Fee              First                            NAP                       $      583,039         581,216
  198               Fee              First                            NAP                       $      575,265         573,466
  199               Fee              First                            NAP                       $      528,622         526,969
  200               Fee              First                            NAP                       $      513,074         511,470
  201            Leasehold           First                            NAP                       $    4,355,000       4,340,912
  202               Fee              First                         202, 255                     $    4,275,000       4,275,000
  203               Fee              First                            NAP                       $    4,250,000       4,250,000
  204               Fee              First                            NAP                       $    4,250,000       4,202,146
  205               Fee              First                       137, 205, 257                  $    4,200,000       4,179,232
  206            Leasehold           First                          72, 206                     $    4,200,000       4,176,746
  207               Fee              First                            NAP                       $    4,120,000       4,120,000
  208               Fee              First                            NAP                       $    4,145,000       4,108,466
  209               Fee              First                            NAP                       $    4,120,000       4,096,017
  210               Fee              First                       169, 210, 217                  $    4,100,000       4,082,470
  211               Fee              First                            NAP                       $    4,100,000       4,081,595
  212               Fee              First                            NAP                       $    4,055,000       4,049,565
  213               Fee              First                            NAP                       $    4,000,000       3,990,889
  214               Fee              First                         214, 216                     $    3,900,000       3,900,000
  215               Fee              First                  80, 100, 175, 215, 270              $    3,700,000       3,687,078
  216               Fee              First                         214, 216                     $    3,650,000       3,650,000
  217               Fee              First                       169, 210, 217                  $    3,650,000       3,634,394
  218               Fee              First                            NAP                       $    3,600,000       3,600,000
  219               Fee              First                            NAP                       $    3,627,000       3,595,032
  220               Fee              First                            NAP                       $    3,600,000       3,592,167
  221               Fee              First                            NAP                       $    3,585,000       3,577,162
  222               Fee              First                            NAP                       $    3,525,000       3,517,516
  223               Fee              First                            NAP                       $    3,500,000       3,500,000
  224               Fee              First                            NAP                       $    3,500,000       3,500,000
  225               Fee              First                            NAP                       $    3,500,000       3,500,000
  226               Fee              First                            NAP                       $    3,425,000       3,414,592
  227               Fee              First                            NAP                       $    3,375,000       3,367,388
  228               Fee              First                         119, 228                     $    3,350,000       3,350,000
  229               Fee              First                            NAP                       $    3,360,000       3,341,133
  230               Fee              First                            NAP                       $    3,200,000       3,200,000
  231               Fee              First                            NAP                       $    3,200,000       3,200,000
  232               Fee              First                            NAP                       $    3,200,000       3,192,711
  233               Fee              First                            NAP                       $    3,100,000       3,092,893
  234               Fee              First                            NAP                       $    3,087,000       3,076,218
  235               Fee              First                            NAP                       $    3,100,000       3,071,550
  236               Fee              First                            NAP                       $    3,000,000       3,000,000
  237               Fee              First                96, 118, 146, 237, 252, 274           $    3,000,000       3,000,000
  238               Fee              First                            NAP                       $    2,900,000       2,900,000
  239               Fee              First                            NAP                       $    2,900,000       2,900,000
  240               Fee              First                            NAP                       $    2,900,000       2,893,555
  241               Fee              First                            NAP                       $    2,900,000       2,887,079
  242               Fee              First                            NAP                       $    2,880,000       2,873,713
  243               Fee              First                            NAP                       $    2,840,000       2,831,120
  244            Leasehold           First                            NAP                       $    2,800,000       2,800,000
  245               Fee              First                            NAP                       $    2,800,000       2,800,000
  246               Fee              First                            NAP                       $    2,800,000       2,787,571
  247               Fee              First                            NAP                       $    2,760,000       2,753,886
  248               Fee              First                         164, 248                     $    2,750,000       2,737,586
  249               Fee              First                            NAP                       $    2,720,000       2,720,000
  250               Fee              First                            NAP                       $    2,710,000       2,703,653
  251               Fee              First                            NAP                       $    2,700,000       2,685,051
  252
                    Fee              First                96, 118, 146, 237, 252, 274           $    2,664,000       2,664,000
  253               Fee              First                            NAP                       $    2,660,000       2,649,336
  254               Fee              First                         254, 266                     $    2,624,000       2,624,000
  255               Fee              First                         202, 255                     $    2,600,000       2,600,000
  256               Fee              First                         179, 256                     $    2,600,000       2,600,000
  257               Fee              First                       137, 205, 257                  $    2,600,000       2,587,144
  258               Fee              First                            NAP                       $    2,540,000       2,540,000
  259               Fee              First                       142, 259, 290                  $    2,500,000       2,500,000
  260               Fee              First                            NAP                       $    2,500,000       2,494,259
  261               Fee              First                            NAP                       $    2,500,000       2,492,067
  262               Fee              First                            NAP                       $    2,500,000       2,489,170
  263               Fee              First                            NAP                       $    2,475,000       2,469,589
  264               Fee              First                    172, 180, 264, 282                $    2,400,000       2,400,000
  265               Fee              First                            NAP                       $    2,400,000       2,394,379
  266               Fee              First                         254, 266                     $    2,376,000       2,376,000
  267               Fee              First                            NAP                       $    2,350,000       2,344,638
  268               Fee              First                            NAP                       $    2,350,000       2,342,297
  269               Fee              First                            NAP                       $    2,325,000       2,308,710
  270            Leasehold           First                  80, 100, 175, 215, 270              $    2,300,000       2,284,161
  271               Fee              First                            NAP                       $    2,250,000       2,243,110
  272               Fee              First                          95, 272                     $    2,250,000       2,242,708
  273               Fee              First                            NAP                       $    2,200,000       2,200,000
  274               Fee              First                96, 118, 146, 237, 252, 274           $    2,184,000       2,184,000
  275               Fee              First                            NAP                       $    2,100,000       2,100,000
  276               Fee              First                            NAP                       $    2,100,000       2,089,129
  277               Fee              First                            NAP                       $    2,070,000       2,063,432
  278               Fee              First                            NAP                       $    2,000,000       1,995,712
  279               Fee              First                            NAP                       $    1,984,000       1,972,951
  280               Fee              First                            NAP                       $    1,975,000       1,970,516
  281               Fee              First                            NAP                       $    1,945,760       1,941,247
  282               Fee              First                    172, 180, 264, 282                $    1,940,000       1,940,000
  283               Fee              First                            NAP                       $    1,900,000       1,900,000
  284               Fee              First                            NAP                       $    1,900,000       1,900,000
  285               Fee              First                            NAP                       $    1,900,000       1,895,839
  286               Fee              First                            NAP                       $    1,900,000       1,891,612
  287               Fee              First                            NAP                       $    1,840,000       1,840,000
  288               Fee              First                            NAP                       $    1,800,000       1,796,141
  289               Fee              First                            NAP                       $    1,800,000       1,794,194
  290               Fee              First                       142, 259, 290                  $    1,750,000       1,750,000
  291               Fee              First                            NAP                       $    1,665,000       1,661,189
  292               Fee              First                            NAP                       $    1,600,000       1,597,115
  293               Fee              First                         132, 293                     $    1,600,000       1,594,863
  294               Fee              First                            NAP                       $    1,600,000       1,590,967
  295               Fee              First                            NAP                       $    1,500,000       1,496,758
  296               Fee              First                            NAP                       $    1,500,000       1,496,752
  297               Fee              First                            NAP                       $    1,450,000       1,445,492

  298               Fee              First                            NAP                       $      656,250         653,658
  299               Fee              First                            NAP                       $      397,115         395,547
  300               Fee              First                            NAP                       $      346,635         345,265
  301               Fee              First                            NAP                       $    1,380,000       1,376,933
  302               Fee              First                            NAP                       $    1,275,000       1,266,536
  303               Fee              First                            NAP                       $    1,250,000       1,241,408
  304               Fee              First                            NAP                       $    1,200,000       1,200,000
  305               Fee              First                            NAP                       $    1,075,000       1,075,000
  306               Fee              First                            NAP                       $    1,065,000       1,061,657
  307               Fee              First                            NAP                       $    1,053,750       1,051,435
  308               Fee              First                            NAP                       $    1,000,000         998,660

                                                                                                $2,737,592,854   2,731,231,519

                CUT-OFF DATE
MORTGAGE             BALANCE                FIRST PAYMENT   FIRST PAYMENT                     GRACE
LOAN NO.      PER UNIT OR SF   NOTE DATE       DATE (P&I)       DATE (IO)    MATURITY DATE   PERIOD(7)
------------------------------------------------------------------------------------------------------

   1            $    251,479   09/30/2005      10/31/2005          NAP        09/30/2015         0
   2            $    251,479   09/30/2005      10/31/2005          NAP        09/30/2015         0
   3            $    251,479   09/30/2005      10/31/2005          NAP        09/30/2015         0
   4            $    251,479   09/30/2005      10/31/2005          NAP        09/30/2015         0
   5            $    251,479   09/30/2005      10/31/2005          NAP        09/30/2015         0

   6            $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   7            $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   8            $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   9            $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   10           $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   11           $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   12           $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   13           $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   14           $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0
   15           $        182   12/29/2005          NAP          02/01/2006    01/01/2016         0

   16           $     69,971   12/21/2005      02/01/2009       02/01/2006    01/01/2016         5
   17           $     69,971   12/21/2005      02/01/2009       02/01/2006    01/01/2016         5
   18           $     69,971   12/21/2005      02/01/2009       02/01/2006    01/01/2016         5
   19           $     69,971   12/21/2005      02/01/2009       02/01/2006    01/01/2016         5

   20           $         29   12/13/2005      02/07/2006          NAP        01/07/2016         0
   21           $         29   12/13/2005      02/07/2006          NAP        01/07/2016         0
   22           $         29   12/13/2005      02/07/2006          NAP        01/07/2016         0
   23           $         29   12/13/2005      02/07/2006          NAP        01/07/2016         0
   24           $        147   12/21/2005      02/01/2008       02/01/2006    01/01/2016         0
   25           $        141   11/30/2005      01/01/2011       01/01/2006    12/01/2015         7

   26           $        217   02/15/2006      04/01/2006          NAP        03/01/2016         0
   27           $        217   02/15/2006      04/01/2006          NAP        03/01/2016         0
   28           $        217   02/15/2006      04/01/2006          NAP        03/01/2016         0

   29           $        117   12/21/2005      02/01/2009       02/01/2006    01/01/2016         5
   30           $        117   12/21/2005      02/01/2009       02/01/2006    01/01/2016         5
   31           $        120   12/21/2005          NAP          02/01/2006    01/01/2011         5
   32           $        181   12/20/2005          NAP          02/01/2006    01/01/2016         5
   33           $        199   11/21/2005      01/08/2011       01/08/2006    12/08/2015         0

   34           $        147   12/14/2005      02/01/2010       02/01/2006    01/01/2016         7
   35           $        147   12/14/2005      02/01/2010       02/01/2006    01/01/2016         7
   36           $        147   12/14/2005      02/01/2010       02/01/2006    01/01/2016         7
   37           $        147   12/14/2005      02/01/2010       02/01/2006    01/01/2016         7
   38           $        147   12/14/2005      02/01/2010       02/01/2006    01/01/2016         7

   39           $         32   01/10/2006          NAP          03/01/2006    02/01/2011         5
   40           $         32   01/17/2006          NAP          03/01/2006    02/01/2011         5
   41           $        276   12/12/2005          NAP          02/01/2006    01/01/2016         0

   42           $        132   02/28/2006      04/01/2006          NAP        03/01/2016         0
   43           $        132   02/28/2006      04/01/2006          NAP        03/01/2016         0
   44           $        127   05/12/2005          NAP          07/01/2005    06/01/2012         5
   45           $        195   12/22/2005      02/01/2011       02/01/2006    01/01/2016         5
   46           $        172   11/22/2005      01/01/2006          NAP        12/01/2015         5
   47           $        213   12/20/2005      02/01/2006          NAP        01/01/2016         5
   48           $        132   08/04/2005      10/01/2010       10/01/2005    09/01/2015         5
   49           $     37,160   01/11/2006          NAP          03/01/2006    02/01/2016         5
   50           $        307   12/29/2005      02/01/2009       02/01/2006    01/01/2016         5
   51           $         98   08/30/2005      10/01/2005          NAP        09/01/2015         0
   52           $        141   11/30/2005      01/09/2011       01/09/2006    12/09/2015         0
   53           $     96,491   12/08/2005      02/01/2009       02/01/2006    01/01/2016         5
   54           $        165   10/03/2005      12/01/2007       12/01/2005    11/01/2015         0
   55           $         57   01/11/2006      03/01/2011       03/01/2006    02/01/2013         5
   56           $     90,090   09/08/2005      11/01/2008       11/01/2005    10/01/2015         5
   57           $     98,039   09/21/2005      11/01/2008       11/01/2005    10/01/2015         5
   58           $         84   10/18/2005      12/01/2007       12/01/2005    11/01/2015         5
   59           $        129   11/10/2005      09/01/2008       01/01/2006    08/01/2015         5

   60           $        119   12/05/2005          NAP          02/01/2006    01/01/2011         5
   61           $        119   12/06/2005          NAP          02/01/2006    01/01/2011         5
   62           $        119   12/29/2005          NAP          02/01/2006    01/01/2011        10
   63           $        119   12/23/2005          NAP          02/01/2006    01/01/2011         5
   64           $        201   11/01/2005      12/01/2007       12/01/2005    11/01/2020         5

   65           $         92   11/15/2005      01/01/2006          NAP        12/01/2015         5
   66           $         92   11/15/2005      01/01/2006          NAP        12/01/2015         5
   67           $         92   11/15/2005      01/01/2006          NAP        12/01/2015         5
   68           $     75,630   12/30/2005      02/01/2008       02/01/2006    01/01/2016         5
   69           $        357   10/27/2005      12/01/2008       12/01/2005    11/01/2015         5
   70           $        258   12/14/2005      02/01/2008       02/01/2006    01/01/2011         5
   71           $     27,891   12/06/2005      02/01/2009       02/01/2006    01/01/2016         5
   72           $        163   09/20/2005      11/01/2010       11/01/2005    10/01/2015         5

   73           $        118   01/05/2006      03/01/2009       03/01/2006    02/01/2016         5
   74           $        118   01/05/2006      03/01/2009       03/01/2006    02/01/2016         5
   75           $        118   01/05/2006      03/01/2009       03/01/2006    02/01/2016         5
   76           $     48,930   12/01/2005      01/01/2008       01/01/2006    12/01/2015         5
   77           $        154   12/12/2005          NAP          02/01/2006    01/01/2016         5
   78           $     61,270   12/13/2005      02/01/2011       02/01/2006    01/01/2016         5
   79           $     79,427   12/14/2005      01/08/2009       02/08/2006    01/08/2016         0
   80           $        150   08/31/2005      10/01/2007       10/01/2005    09/01/2015         5
   81           $        104   11/18/2005          NAP          01/01/2006    12/01/2010         5
   82           $        165   11/29/2005      01/01/2006          NAP        12/01/2015         5
   83           $     65,421   11/30/2005      01/01/2008       01/01/2006    12/01/2015         5
   84           $        158   08/11/2005      10/01/2010       10/01/2005    09/01/2015         5
   85           $     46,892   01/10/2006      03/01/2011       03/01/2006    02/01/2016         5
   86           $     55,967   08/24/2005      10/01/2007       10/01/2005    09/01/2015         5
   87           $         96   10/05/2005      12/01/2008       12/01/2005    11/01/2015         5
   88           $        182   11/17/2005      01/01/2007       01/01/2006    12/01/2015         5

   89           $         27   12/28/2005      02/01/2006          NAP        01/01/2016         5
   90           $         27   12/28/2005      02/01/2006          NAP        01/01/2016         5
   91           $         27   12/28/2005      02/01/2006          NAP        01/01/2016         5
   92           $         86   06/20/2005      08/01/2008       08/01/2005    07/01/2015         5
   93           $        116   10/14/2005      12/01/2005          NAP        11/01/2015         5
   94           $     64,974   06/30/2005      07/01/2010       08/01/2005    07/01/2015         0
   95           $        135   11/30/2005      01/01/2006          NAP        12/01/2015         5
   96           $     40,878   08/31/2005      10/08/2010       10/08/2005    09/08/2015         0
   97           $        162   11/01/2005      12/01/2006       12/01/2005    11/01/2015         5
   98           $     34,188   09/30/2005      11/01/2010       11/01/2005    10/01/2015         0
   99           $        223   08/17/2005      10/01/2010       10/01/2005    09/01/2015         5
  100           $        161   07/14/2005      09/01/2007       09/01/2005    08/01/2015         5
  101           $        167   12/15/2005          NAP          02/01/2006    01/01/2016         5
  102           $        185   11/29/2005      01/01/2006          NAP        12/01/2015         5
  103           $    137,500   02/23/2006      04/01/2006          NAP        03/01/2016         5
  104           $     60,975   12/29/2005      02/01/2006          NAP        01/01/2016         5
  105           $         93   10/28/2005      12/01/2005          NAP        11/01/2015         5
  106           $     34,952   12/17/2004      02/01/2005          NAP        01/01/2012         5
  107           $        163   12/28/2005      02/01/2009       02/01/2006    01/01/2016         5
  108           $        110   10/29/2004      12/01/2006       12/01/2004    11/01/2014         5

  109           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  110           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  111           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  112           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  113           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  114           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  115           $         59   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  116           $        160   01/05/2006      03/01/2006          NAP        02/01/2016         5
  117           $        106   12/14/2005          NAP          02/01/2006    01/01/2011         5
  118           $    164,912   11/30/2005      01/08/2011       01/08/2006    12/08/2015         0
  119           $     39,530   01/06/2006          NAP          03/01/2006    12/01/2015         5
  120           $         49   12/30/2005      02/01/2006          NAP        01/01/2016        10
  121           $        229   09/23/2005      11/01/2005          NAP        10/01/2015         5
  122           $        234   11/30/2005      01/08/2006          NAP        12/08/2015         0
  123           $     67,308   12/22/2005      02/01/2008       02/01/2006    01/01/2016         5
  124           $        180   09/27/2005      11/01/2007       11/01/2005    10/01/2015         5
  125           $     35,261   12/09/2005      02/01/2006          NAP        01/01/2016         5
  126           $     44,311   12/13/2005      02/01/2006          NAP        01/01/2013         5
  127           $     26,254   09/14/2005      11/01/2005          NAP        10/01/2015         5
  128           $        197   10/21/2005      12/01/2005          NAP        11/01/2015         5
  129           $     37,740   11/10/2005      01/01/2008       01/01/2006    12/01/2015         5
  130           $        267   11/22/2005      01/01/2008       01/01/2006    12/01/2015         5
  131           $        275   10/03/2005      12/01/2005          NAP        11/01/2015         5
  132           $     22,389   12/02/2005      02/01/2006          NAP        01/01/2016         5
  133           $        346   06/20/2005      08/01/2008       08/01/2005    07/01/2015         5
  134           $        212   11/21/2005      01/01/2006          NAP        12/01/2015         5
  135           $        110   11/01/2005      12/01/2005          NAP        11/01/2015         5
  136           $        199   09/15/2005      11/01/2005          NAP        10/01/2015        15
  137           $     31,904   12/30/2005      02/01/2006          NAP        01/01/2016         5
  138           $        833   12/08/2005      02/01/2006          NAP        01/01/2016         5
  139           $        119   12/21/2005      02/01/2008       02/01/2006    01/01/2016         5
  140           $        128   11/02/2005      01/01/2006          NAP        12/01/2015         5
  141           $        195   11/02/2005      01/01/2006          NAP        12/01/2015         5
  142           $         94   09/21/2005      11/01/2008       11/01/2005    10/01/2015         5
  143           $         81   09/01/2005      10/01/2005          NAP        09/01/2015         5
  144           $     38,506   11/30/2005          NAP          01/01/2006    12/01/2015         5
  145           $         23   12/01/2005      01/01/2006          NAP        12/01/2015         5
  146           $        189   11/21/2005      01/08/2006          NAP        12/08/2015         0
  147           $         61   01/06/2006      03/01/2008       03/01/2006    02/01/2016         5
  148           $         51   08/22/2005      10/01/2005          NAP        09/01/2015         5
  149           $     61,620   12/06/2005      02/01/2006          NAP        01/01/2016         5
  150           $        167   12/15/2005      02/01/2006          NAP        01/01/2016         5
  151           $     43,573   12/01/2005      01/01/2006          NAP        12/01/2015         5
  152           $     59,033   12/30/2005      02/01/2006          NAP        01/01/2016         5
  153           $     58,459   11/30/2005      01/01/2006          NAP        12/01/2015         5
  154           $        409   10/28/2005      12/01/2005          NAP        11/01/2015         5
  155           $     84,051   09/14/2005      11/01/2005          NAP        10/01/2015         5
  156           $         38   10/31/2005      12/01/2005          NAP        11/01/2015         5
  157           $         73   12/21/2005      02/01/2011       02/01/2006    01/01/2016         5

  158           $         41   12/06/2005      08/01/2007       02/01/2006    01/01/2016        15
  159           $         41   12/06/2005      08/01/2007       02/01/2006    01/01/2016        15
  160           $        105   12/23/2005      02/01/2007       02/01/2006    01/01/2016         5
  161           $        180   10/04/2005      12/01/2005          NAP        11/01/2015         5
  162           $     57,606   11/30/2005      01/01/2006          NAP        12/01/2015         5
  163           $    126,190   09/27/2005      11/01/2007       11/01/2005    10/01/2015        15
  164           $        209   11/02/2005      01/01/2006          NAP        12/01/2015         5
  165           $     29,780   09/29/2005      11/01/2005          NAP        10/01/2015         5
  166           $     69,238   09/27/2005      11/01/2005          NAP        10/01/2015         5
  167           $        108   11/14/2005      01/01/2009       01/01/2006    12/01/2015         5
  168           $     38,155   12/22/2005      02/01/2006          NAP        01/01/2016         5
  169           $         34   10/20/2005      12/08/2005          NAP        11/08/2016         0
  170           $        167   08/23/2005      10/01/2005          NAP        09/01/2015         5
  171           $        117   10/27/2005      12/01/2005          NAP        11/01/2015         5
  172           $        148   09/16/2005      11/01/2007       11/01/2005    10/01/2015         5
  173           $         75   09/28/2005      11/01/2006       11/01/2005    10/01/2015         5
  174           $     46,192   12/09/2005      02/01/2006          NAP        01/01/2016         5
  175           $        328   08/19/2005      10/01/2005          NAP        09/01/2015         5
  176           $     51,062   08/31/2005      10/01/2005          NAP        09/01/2015         5
  177           $         86   09/22/2005      11/01/2005          NAP        10/01/2015         5
  178           $         81   12/30/2005      02/01/2006          NAP        01/01/2016        10
  179           $     20,117   01/05/2006      03/01/2008       03/01/2006    02/01/2016         5
  180           $        130   09/16/2005      11/01/2007       11/01/2005    10/01/2015         5
  181           $        299   09/06/2005      11/01/2005          NAP        10/01/2015         5
  182           $     28,750   09/01/2005      11/01/2007       11/01/2005    10/01/2015        15
  183           $     31,814   11/18/2005      01/01/2006          NAP        12/01/2015         5
  184           $         35   01/13/2006          NAP          03/01/2006    02/01/2011         5
  185           $        185   10/07/2005      12/01/2005          NAP        11/01/2015         5
  186           $        158   11/29/2005      01/01/2006          NAP        12/01/2015         5
  187           $     81,460   10/26/2005      12/01/2005          NAP        11/01/2015         5
  188           $         62   12/01/2005      01/01/2008       01/01/2006    12/01/2015         5
  189           $        296   12/28/2005      02/01/2009       02/01/2006    01/01/2016         5
  190           $        151   09/19/2005      11/01/2007       11/01/2005    10/01/2015         5
  191           $     52,323   11/21/2005      01/01/2006          NAP        12/01/2015        15
  192           $        139   12/05/2005      02/01/2006          NAP        01/01/2016         5
  193           $         61   12/12/2005      02/01/2006          NAP        01/01/2016         5
  194           $     17,323   11/18/2005      01/01/2008       01/01/2006    12/01/2015        10

  195           $         74   12/01/2005      01/01/2006          NAP        12/01/2015         5
  196           $         74   12/01/2005      01/01/2006          NAP        12/01/2015         5
  197           $         74   12/01/2005      01/01/2006          NAP        12/01/2015         5
  198           $         74   12/01/2005      01/01/2006          NAP        12/01/2015         5
  199           $         74   12/01/2005      01/01/2006          NAP        12/01/2015         5
  200           $         74   12/01/2005      01/01/2006          NAP        12/01/2015         5
  201           $        300   11/18/2005      01/01/2006          NAP        12/01/2015         5
  202           $        187   12/13/2005      02/01/2011       02/01/2006    01/01/2016         5
  203           $        217   05/12/2005      07/01/2006       07/01/2005    06/01/2016         5
  204           $         91   07/20/2005      09/01/2005          NAP        08/01/2010         5
  205           $     32,650   12/30/2005      02/01/2006          NAP        01/01/2016         5
  206           $        138   09/02/2005      11/01/2005          NAP        10/01/2015         5
  207           $        243   11/15/2005      01/01/2008       01/01/2006    12/01/2015         5
  208           $         74   06/30/2005      08/08/2005          NAP        07/08/2015         0
  209           $     21,904   10/11/2005      12/01/2005          NAP        11/01/2010        10
  210           $         35   10/20/2005      12/08/2005          NAP        11/08/2016         0
  211           $    453,511   10/28/2005      12/01/2005          NAP        11/01/2015         5
  212           $        278   01/06/2006      03/01/2006          NAP        02/01/2016         5
  213           $     55,429   12/02/2005      02/01/2006          NAP        01/01/2016        15
  214           $        157   10/25/2005      12/01/2008       12/01/2005    11/01/2015         5
  215           $        249   11/28/2005      01/01/2006          NAP        12/01/2015         5
  216           $        223   10/25/2005      12/01/2008       12/01/2005    11/01/2015         5
  217           $         27   10/20/2005      12/08/2005          NAP        11/08/2016         0
  218           $         69   09/30/2005      11/01/2008       11/01/2005    10/01/2015        15
  219           $         53   06/30/2005      08/08/2005          NAP        07/08/2015         0
  220           $        123   12/12/2005      02/01/2006          NAP        01/01/2016         5
  221           $        112   12/22/2005      02/01/2006          NAP        01/01/2016         5
  222           $         80   12/16/2005      02/01/2006          NAP        01/01/2016         5
  223           $     85,366   01/20/2006      03/01/2009       03/01/2006    02/01/2016         5
  224           $        231   12/15/2005      02/01/2009       02/01/2006    01/01/2012         5
  225           $         89   08/23/2005      10/01/2008       10/01/2005    09/01/2015         5
  226           $         56   11/10/2005      01/01/2006          NAP        12/01/2020         5
  227           $        232   12/18/2005      02/01/2006          NAP        01/01/2016         5
  228           $         97   01/06/2006          NAP          03/01/2006    02/01/2013         5
  229           $        119   09/01/2005      11/01/2005          NAP        10/01/2015         5
  230           $     82,051   10/26/2005      05/01/2007       12/01/2005    11/01/2015         5
  231           $         47   10/31/2005      12/01/2007       12/01/2005    11/01/2010         5
  232           $        111   12/05/2005      02/01/2006          NAP        01/01/2016         5
  233           $         79   12/15/2005      02/01/2006          NAP        01/01/2016         5
  234           $         93   11/09/2005      01/01/2006          NAP        12/01/2015         5
  235           $         68   06/30/2005      08/01/2005          NAP        07/01/2010         5
  236           $        243   11/04/2005      01/01/2007       01/01/2006    12/01/2015         5
  237           $    142,857   12/08/2005      02/08/2011       02/08/2006    01/08/2016         0
  238           $        137   10/21/2005      12/01/2007       12/01/2005    11/01/2015         5
  239           $     46,774   12/16/2005      02/01/2008       02/01/2006    01/01/2016         5
  240           $         29   12/30/2005      02/01/2006          NAP        01/01/2016        10
  241           $        140   10/20/2005      12/01/2005          NAP        11/01/2015         5
  242           $     71,843   12/09/2005      02/01/2006          NAP        01/01/2016         5
  243           $        112   11/09/2005      01/01/2006          NAP        12/01/2015         5
  244           $        193   09/27/2005          NAP          11/01/2005    10/01/2010         5
  245           $     46,667   11/23/2005      01/01/2007       01/01/2006    12/01/2015        15
  246           $        128   10/06/2005      12/01/2005          NAP        11/01/2015         5
  247           $     49,177   12/06/2005      02/01/2006          NAP        01/01/2016         5
  248           $        322   10/20/2005      12/01/2005          NAP        11/01/2015         5
  249           $         84   08/31/2005      10/08/2006       10/08/2005    09/08/2015         0
  250           $        355   12/05/2005      02/01/2006          NAP        01/01/2016         5
  251           $        241   09/22/2005      11/01/2005          NAP        10/01/2015         5
  252
                $     72,000   08/31/2005      10/08/2010       10/08/2005    09/08/2015         0
  253           $        159   11/01/2005      12/01/2005          NAP        11/01/2015        15
  254           $     43,016   11/30/2005      01/01/2008       01/01/2006    12/01/2015         5
  255           $        160   01/17/2006      03/01/2011       03/01/2006    02/01/2016         5
  256           $     21,849   01/05/2006      03/01/2008       03/01/2006    02/01/2016         5
  257           $     64,679   12/30/2005      02/01/2006          NAP        01/01/2016         5
  258           $        363   12/29/2005      02/01/2011       02/01/2006    01/01/2016         5
  259           $        333   09/29/2005      11/01/2010       11/01/2005    10/01/2015         5
  260           $     37,792   12/29/2005      02/01/2006          NAP        01/01/2016         5
  261           $        104   12/09/2005      02/01/2006          NAP        01/01/2016         5
  262           $         19   10/20/2005      12/08/2005          NAP        11/08/2015         0
  263           $     77,175   12/02/2005      02/01/2006          NAP        01/01/2011         5
  264           $        160   09/16/2005      11/01/2007       11/01/2005    10/01/2015         5
  265           $        209   12/02/2005      02/01/2006          NAP        01/01/2016         5
  266           $     45,692   11/30/2005      01/01/2008       01/01/2006    12/01/2015         5
  267           $         65   12/30/2005      02/01/2006          NAP        01/01/2016         5
  268           $        279   11/29/2005      01/01/2006          NAP        12/01/2015         5
  269           $        113   08/29/2005      10/01/2005          NAP        09/01/2015         5
  270           $        157   08/25/2005      10/01/2005          NAP        09/01/2015         5
  271           $         39   11/30/2005      01/01/2006          NAP        12/01/2015         5
  272           $        611   11/30/2005      01/01/2006          NAP        12/01/2015         5
  273           $         52   08/22/2005      10/01/2006       10/01/2005    09/01/2015         5
  274           $     42,000   08/31/2005      10/08/2010       10/08/2005    09/08/2015         0
  275           $         64   12/08/2005      02/01/2008       02/01/2006    01/01/2016         5
  276           $     24,292   09/20/2005      11/01/2005          NAP        10/01/2015         5
  277           $         27   12/22/2005      02/01/2006          NAP        01/01/2016         5
  278           $         64   12/27/2005      02/01/2006          NAP        01/01/2016         5
  279           $         45   09/29/2005      11/01/2005          NAP        10/01/2015         5
  280           $         52   12/05/2005      02/01/2006          NAP        01/01/2016         5
  281           $     13,388   12/12/2005      02/01/2006          NAP        01/01/2016         5
  282           $        357   09/16/2005      11/01/2007       11/01/2005    10/01/2015         5
  283           $         56   11/23/2005      01/01/2008       01/01/2006    12/01/2015         5
  284           $        159   09/16/2005      11/01/2007       11/01/2005    10/01/2015         5
  285           $        128   12/15/2005      02/01/2006          NAP        01/01/2016         5
  286           $         48   12/01/2005      01/01/2006          NAP        12/01/2015         5
  287           $         30   12/30/2005      02/01/2007       02/01/2006    01/01/2016        10
  288           $        173   12/21/2005      02/01/2006          NAP        01/01/2016         5
  289           $        130   12/16/2005      02/01/2006          NAP        01/01/2016        15
  290           $        192   11/01/2005      12/01/2010       12/01/2005    11/01/2015         5
  291           $        112   12/30/2005      02/01/2006          NAP        01/01/2016        10
  292           $         41   01/23/2006      03/01/2006          NAP        02/01/2016         5
  293           $     12,268   11/10/2005      01/01/2006          NAP        12/01/2015        10
  294           $     11,873   09/22/2005      11/01/2005          NAP        10/01/2015         5
  295           $        316   12/20/2005      02/01/2006          NAP        01/01/2016         5
  296           $         61   12/29/2005      02/01/2006          NAP        01/01/2016         5
  297           $         48   11/18/2005      01/01/2006          NAP        12/01/2015         5

  298           $         21   11/10/2005      01/01/2006          NAP        12/01/2015        15
  299           $         21   11/10/2005      01/01/2006          NAP        12/01/2015        15
  300           $         21   11/10/2005      01/01/2006          NAP        12/01/2015        15
  301           $         98   12/28/2005      02/01/2006          NAP        01/01/2016         5
  302           $        203   08/26/2005      10/01/2005          NAP        09/01/2015         5
  303           $     16,122   08/24/2005      10/01/2005          NAP        09/01/2015         5
  304           $        114   12/29/2005      02/01/2011       02/01/2006    01/01/2016         5
  305           $         90   12/30/2005      02/01/2008       02/01/2006    01/01/2016         5
  306           $     18,958   11/21/2005      01/01/2006          NAP        12/01/2015         5
  307           $        119   12/20/2005      02/01/2006          NAP        01/01/2016         5
  308           $        125   01/05/2006      03/01/2006          NAP        02/01/2016         5

                                                                                                                         MONTHLY
MORTGAGE             LOCKBOX    LOCKBOX   ORIGINAL TERM   REMAINING TERM      ORIGINAL       REMAINING    MORTGAGE       PAYMENT
LOAN NO.   ARD LOAN   STATUS     TYPE      TO MATURITY     TO MATURITY     AMORT. TERM(8)   AMORT. TERM     RATE(9)    (P&I)(10)
---------------------------------------------------------------------------------------------------------------------------------

   1          No     In-Place    Hard          120             115               227            222         5.957%    $  685,823
   2          No     In-Place    Hard          120             115               227            222         5.957%    $  455,079
   3          No     In-Place    Hard          120             115               227            222         5.957%    $  378,164
   4          No     In-Place    Hard          120             115               227            222         5.957%    $  301,249
   5          No     In-Place    Hard          120             115               227            222         5.957%    $  166,648

   6          No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   7          No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   8          No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   9          No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   10         No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   11         No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   12         No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   13         No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   14         No     In-Place    Hard          120             118               IO              IO         5.560%           NAP
   15         No     In-Place    Hard          120             118               IO              IO         5.560%           NAP

   16         No       None       NAP          120             118               360            360         5.560%    $  163,466
   17         No       None       NAP          120             118               360            360         5.560%    $  146,319
   18         No       None       NAP          120             118               360            360         5.560%    $  127,743
   19         No       None       NAP          120             118               360            360         5.560%    $  121,171

   20         No     In-Place    Hard          120             118               360            358         5.630%    $  223,765
   21         No     In-Place    Hard          120             118               360            358         5.630%    $   95,554
   22         No     In-Place    Hard          120             118               360            358         5.630%    $   64,509
   23         No     In-Place    Hard          120             118               360            358         5.630%    $   53,623
   24         No     In-Place    Hard          120             118               360            360         5.500%    $  366,224
   25         No     In-Place    Hard          120             117               360            360         5.170%    $  317,410

   26         No     In-Place    Hard          120             120               360            360         5.185%    $  104,320
   27         No     In-Place    Hard          120             120               360            360         5.185%    $   76,198
   28         No     In-Place    Hard          120             120               360            360         5.185%    $   72,196

   29         No     In-Place    Hard          120             118               360            360         5.680%    $  124,870
   30         No     In-Place    Hard          120             118               360            360         5.680%    $  116,773
   31         No       None       NAP          60               58               IO              IO         4.640%           NAP
   32         No     In-Place    Hard          120             118               IO              IO         5.735%           NAP
   33        Yes     In-Place    Hard          120             117               360            360         5.410%    $  208,841

   34         No     In-Place    Hard          120             118               360            360         5.660%    $   75,672
   35         No     In-Place    Hard          120             118               360            360         5.660%    $   62,699
   36         No     In-Place    Hard          120             118               360            360         5.660%    $   31,783
   37         No     In-Place    Hard          120             118               360            360         5.660%    $   21,265
   38         No     In-Place    Hard          120             118               360            360         5.660%    $   16,613

   39         No       None       NAP          60               59               IO              IO         4.640%           NAP
   40         No       None       NAP          60               59               IO              IO         4.830%           NAP
   41        Yes     In-Place    Hard          120             118               IO              IO         5.080%           NAP

   42         No     In-Place    Hard          120             120               240            240         5.840%    $  131,545
   43         No     In-Place    Hard          120             120               240            240         5.840%    $  104,882
   44        Yes    Springing    Hard          84               75               IO              IO         5.180%           NAP
   45         No     In-Place    Hard          120             118               374            374         5.690%    $  172,550
   46        Yes     In-Place    Hard          120             117               360            357         5.700%    $  168,316
   47         No     In-Place    Hard          120             118               360            358         5.500%    $  153,303
   48         No       None       NAP          120             114               360            360         5.180%    $  138,065
   49         No       None       NAP          120             119               IO              IO         5.670%           NAP
   50         No     In-Place    Hard          120             118               360            360         5.300%    $  133,273
   51         No       None       NAP          120             114               360            354         5.230%    $  128,210
   52         No       None       NAP          120             117               360            360         5.450%    $  124,789
   53         No       None       NAP          120             118               360            360         5.570%    $  125,882
   54         No     In-Place    Soft          120             116               360            360         5.290%    $  117,593
   55         No     In-Place    Hard          84               83               360            360         5.840%    $  122,575
   56         No       None       NAP          120             115               360            360         5.400%    $  112,306
   57         No       None       NAP          120             115               360            360         5.470%    $  113,182
   58         No       None       NAP          120             116               360            360         5.520%    $  111,533
   59         No       None       NAP          116             113               360            360         5.290%    $  106,499

   60         No       None       NAP          60               58               IO              IO         4.830%           NAP
   61         No       None       NAP          60               58               IO              IO         4.830%           NAP
   62         No       None       NAP          60               58               IO              IO         5.050%           NAP
   63         No       None       NAP          60               58               IO              IO         4.830%           NAP
   64         No    Springing    Hard          180             176               360            360         5.560%    $  105,738

   65         No       None       NAP          120             117               360            357         5.370%    $   38,505
   66         No       None       NAP          120             117               360            357         5.370%    $   36,714
   67         No       None       NAP          120             117               360            357         5.370%    $   28,319
   68         No       None       NAP          120             118               360            360         5.510%    $  102,315
   69         No    Springing    Hard          120             116               360            360         5.060%    $   92,046
   70         No       None       NAP          60               58               360            360         5.620%    $   94,931
   71         No       None       NAP          120             118               360            360         5.370%    $   91,784
   72         No       None       NAP          120             115               360            360         4.990%    $   86,330

   73         No       None       NAP          120             119               360            360         5.550%    $   51,612
   74         No       None       NAP          120             119               360            360         5.550%    $   21,924
   75         No       None       NAP          120             119               360            360         5.550%    $   18,041
   76         No       None       NAP          120             117               360            360         5.295%    $   88,799
   77        Yes    Springing    Hard          120             118               IO              IO         5.750%           NAP
   78         No       None       NAP          120             118               360            360         5.960%    $   92,174
   79         No       None       NAP          120             118               360            360         5.880%    $   90,258
   80         No       None       NAP          120             114               360            360         4.810%    $   78,791
   81         No       None       NAP          60               57               IO              IO         5.050%           NAP
   82         No       None       NAP          120             117               360            357         5.560%    $   81,161
   83         No       None       NAP          120             117               360            360         5.670%    $   80,990
   84         No       None       NAP          120             114               360            360         5.295%    $   77,699
   85         No       None       NAP          120             119               360            360         5.780%    $   81,265
   86         No       None       NAP          120             114               360            360         5.080%    $   73,674
   87         No       None       NAP          120             116               360            360         5.220%    $   74,847
   88         No    Springing    Hard          120             117               360            360         5.630%    $   76,806

   89         No       None       NAP          120             118               360            358         5.816%    $   33,507
   90         No       None       NAP          120             118               360            358         5.816%    $   25,165
   91         No       None       NAP          120             118               360            358         5.816%    $   19,619
   92         No    Springing    Hard          120             112               360            360         5.325%    $   72,392
   93         No       None       NAP          120             116               360            356         5.510%    $   73,894
   94         No       None       NAP          120             112               360            360         5.300%    $   69,274
   95         No     In-Place    Hard          120             117               360            357         5.540%    $   71,288
   96         No       None       NAP          120             114               360            360         4.870%    $   63,997
   97         No       None       NAP          120             116               300            300         5.610%    $   74,481
   98         No       None       NAP          120             115               360            360         5.350%    $   67,010
   99         No       None       NAP          120             114               360            360         4.930%    $   63,507
  100         No       None       NAP          120             113               360            360         5.080%    $   63,923
  101         No       None       NAP          120             118               IO              IO         5.570%           NAP
  102         No       None       NAP          120             117               360            357         5.560%    $   64,015
  103         No       None       NAP          120             120               360            360         5.730%    $   64,053
  104         No       None       NAP          120             118               360            358         5.830%    $   64,753
  105         No    Springing    Hard          120             116               300            296         5.120%    $   65,076
  106         No       None       NAP          84               70               360            346         5.170%    $   59,104
  107         No       None       NAP          120             118               360            360         5.790%    $   61,835
  108         No       None       NAP          120             104               360            360         6.130%    $   60,793

  109         No       None       NAP          120             117               300            300         5.820%    $   44,164
  110         No       None       NAP          120             117               300            300         5.820%    $    6,174
  111         No       None       NAP          120             117               300            300         5.820%    $    2,422
  112         No       None       NAP          120             117               300            300         5.820%    $    2,184
  113         No       None       NAP          120             117               300            300         5.820%    $    2,137
  114         No       None       NAP          120             117               300            300         5.820%    $    2,042
  115         No       None       NAP          120             117               300            300         5.820%    $    1,995
  116         No       None       NAP          120             119               360            359         5.740%    $   55,962
  117         No       None       NAP          60               58               IO              IO         4.830%           NAP
  118         No       None       NAP          120             117               360            360         5.390%    $   52,725
  119         No       None       NAP          118             117               IO              IO         5.680%           NAP
  120         No       None       NAP          120             118               336            334         5.930%    $   54,965
  121         No     In-Place    Hard          120             115               360            355         5.400%    $   50,538
  122         No    Springing    Hard          120             117               360            357         5.890%    $   52,140
  123         No       None       NAP          120             118               360            360         5.610%    $   50,287
  124         No       None       NAP          120             115               360            360         5.200%    $   45,576
  125         No       None       NAP          120             118               360            358         5.460%    $   46,353
  126         No       None       NAP          84               82               300            298         6.130%    $   52,182
  127         No       None       NAP          120             115               360            355         5.250%    $   44,176
  128         No       None       NAP          120             116               360            356         5.490%    $   44,806
  129         No       None       NAP          120             117               360            360         5.790%    $   46,010
  130         No       None       NAP          120             117               360            360         5.570%    $   44,345
  131         No       None       NAP          120             116               360            356         5.290%    $   42,156
  132         No       None       NAP          120             118               360            358         5.580%    $   43,191
  133         No       None       NAP          120             112               360            360         5.480%    $   42,490
  134        Yes    Springing    Hard          120             117               360            357         5.700%    $   43,530
  135         No     In-Place    Hard          120             116               240            236         5.390%    $   49,593
  136         No       None       NAP          120             115               360            355         5.670%    $   41,652
  137         No       None       NAP          120             118               240            238         5.130%    $   47,702
  138         No    Springing    Hard          120             118               360            358         5.670%    $   41,074
  139         No       None       NAP          120             118               360            360         5.880%    $   41,726
  140         No    Springing    Hard          120             117               360            357         5.400%    $   39,588
  141         No     In-Place    Hard          120             117               300            297         5.430%    $   42,633
  142        Yes    Springing    Hard          120             115               360            360         5.340%    $   38,655
  143         No       None       NAP          120             114               360            354         5.320%    $   38,402
  144         No       None       NAP          120             117               IO              IO         5.490%           NAP
  145         No       None       NAP          120             117               360            357         5.350%    $   37,525
  146         No       None       NAP          120             117               360            357         5.830%    $   39,441
  147         No       None       NAP          120             119               360            360         5.800%    $   38,960
  148         No       None       NAP          120             114               360            354         5.230%    $   35,262
  149         No       None       NAP          120             118               360            358         5.500%    $   35,771
  150         No       None       NAP          120             118               360            358         5.950%    $   36,675
  151         No       None       NAP          120             117               360            357         5.610%    $   35,172
  152         No       None       NAP          120             118               300            298         5.640%    $   37,971
  153         No       None       NAP          120             117               360            357         5.460%    $   34,482
  154         No       None       NAP          120             116               360            356         5.170%    $   33,301
  155         No       None       NAP          120             115               300            295         5.320%    $   36,806
  156        Yes     In-Place    Soft          120             116               360            356         5.030%    $   32,319
  157         No       None       NAP          120             118               360            360         5.780%    $   34,895

  158         No       None       NAP          120             118               360            360         5.820%    $   24,143
  159         No       None       NAP          120             118               360            360         5.820%    $    9,962
  160         No       None       NAP          120             118               276            276         5.770%    $   37,672
  161         No       None       NAP          120             116               360            356         5.180%    $   30,133
  162         No       None       NAP          120             117               360            357         5.520%    $   30,586
  163         No       None       NAP          120             115               360            360         5.690%    $   30,728
  164         No       None       NAP          120             117               360            357         5.380%    $   29,695
  165         No       None       NAP          120             115               360            355         5.400%    $   29,761
  166         No       None       NAP          120             115               240            235         5.220%    $   35,793
  167         No     In-Place    Hard          120             117               360            360         5.630%    $   30,239
  168         No       None       NAP          120             118               360            358         6.210%    $   31,882
  169         No     In-Place    Hard          132             128               360            356         5.660%    $   30,049
  170         No       None       NAP          120             114               360            354         5.120%    $   28,297
  171         No       None       NAP          120             116               360            356         5.590%    $   29,533
  172         No     In-Place    Hard          120             115               360            360         5.260%    $   27,641
  173         No       None       NAP          120             115               360            360         5.350%    $   27,921
  174         No    Springing    Hard          120             118               360            358         5.720%    $   29,083
  175         No       None       NAP          120             114               360            354         5.190%    $   27,425
  176         No       None       NAP          120             114               300            294         5.430%    $   30,496
  177         No       None       NAP          120             115               360            355         5.480%    $   27,760
  178         No       None       NAP          120             118               360            358         5.690%    $   27,945
  179         No       None       NAP          120             119               360            360         5.830%    $   28,303
  180         No     In-Place    Hard          120             115               360            360         5.260%    $   25,927
  181         No       None       NAP          120             115               360            355         5.070%    $   25,162
  182         No       None       NAP          120             115               360            360         5.360%    $   25,716
  183         No       None       NAP          120             117               300            297         6.430%    $   30,859
  184         No       None       NAP          60               59               IO              IO         4.640%           NAP
  185         No       None       NAP          120             116               360            356         5.280%    $   25,210
  186         No       None       NAP          120             117               360            357         5.560%    $   25,720
  187         No       None       NAP          120             116               360            356         5.540%    $   25,664
  188         No    Springing    Hard          120             117               360            360         5.570%    $   25,634
  189         No       None       NAP          120             118               360            360         5.740%    $   25,941
  190         No     In-Place    Hard          120             115               360            360         5.520%    $   25,322
  191         No       None       NAP          120             117               360            357         5.380%    $   25,003
  192         No       None       NAP          120             118               300            298         5.720%    $   27,915
  193         No       None       NAP          120             118               360            358         5.910%    $   26,364
  194         No       None       NAP          120             117               348            348         5.640%    $   25,708

  195         No       None       NAP          120             117               360            357         5.780%    $    8,875
  196         No       None       NAP          120             117               360            357         5.780%    $    4,005
  197         No       None       NAP          120             117               360            357         5.780%    $    3,414
  198         No       None       NAP          120             117               360            357         5.780%    $    3,368
  199         No       None       NAP          120             117               360            357         5.780%    $    3,095
  200         No       None       NAP          120             117               360            357         5.780%    $    3,004
  201         No    Springing    Hard          120             117               360            357         5.600%    $   25,001
  202         No       None       NAP          120             118               360            360         5.510%    $   24,300
  203         No       None       NAP          132             123               360            360         5.700%    $   24,667
  204        Yes     In-Place    Hard          60               53               300            293         5.200%    $   25,343
  205         No       None       NAP          120             118               240            238         5.130%    $   28,021
  206         No       None       NAP          120             115               360            355         5.340%    $   23,427
  207         No       None       NAP          120             117               360            360         5.290%    $   22,853
  208         No     In-Place    Hard          120             112               360            352         5.280%    $   22,966
  209         No       None       NAP          60               56               300            296         5.990%    $   26,520
  210         No     In-Place    Hard          132             128               360            356         5.660%    $   23,693
  211         No       None       NAP          120             116               360            356         5.400%    $   23,023
  212         No       None       NAP          120             119               360            359         5.915%    $   24,091
  213         No       None       NAP          120             118               360            358         5.680%    $   23,165
  214         No       None       NAP          120             116               360            360         5.350%    $   21,778
  215         No       None       NAP          120             117               360            357         5.190%    $   20,294
  216         No       None       NAP          120             116               360            360         5.350%    $   20,382
  217         No     In-Place    Hard          132             128               360            356         5.660%    $   21,092
  218         No     In-Place    Hard          120             115               360            360         5.240%    $   19,857
  219         No     In-Place    Hard          120             112               360            352         5.280%    $   20,096
  220         No    Springing    Hard          120             118               360            358         5.960%    $   21,491
  221         No       None       NAP          120             118               360            358         5.930%    $   21,333
  222         No       None       NAP          120             118               360            358         6.110%    $   21,384
  223         No       None       NAP          120             119               360            360         5.540%    $   19,961
  224        Yes     In-Place    Hard          72               70               360            360         5.490%    $   19,851
  225         No       None       NAP          120             114               360            360         5.340%    $   19,523
  226         No       None       NAP          180             177               360            357         5.930%    $   20,381
  227         No       None       NAP          120             118               360            358         5.740%    $   19,674
  228         No       None       NAP          84               83               IO              IO         5.660%           NAP
  229         No       None       NAP          120             115               360            355         5.268%    $   18,592
  230         No       None       NAP          120             116               360            360         5.640%    $   18,451
  231         No       None       NAP          60               56               360            360         5.730%    $   18,634
  232         No       None       NAP          120             118               360            358         5.680%    $   18,532
  233         No    Springing    Hard          120             118               360            358         5.640%    $   17,875
  234         No       None       NAP          120             117               360            357         5.190%    $   16,932
  235         No       None       NAP          60               52               360            352         5.080%    $   16,793
  236         No       None       NAP          120             117               360            360         5.520%    $   17,071
  237         No       None       NAP          120             118               360            360         5.670%    $   17,355
  238         No       None       NAP          120             116               360            360         5.310%    $   16,122
  239         No       None       NAP          120             118               360            360         5.850%    $   17,108
  240         No       None       NAP          120             118               360            358         5.830%    $   17,071
  241         No       None       NAP          120             116               360            356         5.440%    $   16,357
  242         No       None       NAP          120             118               360            358         5.940%    $   17,156
  243         No       None       NAP          120             117               360            357         5.780%    $   16,628
  244         No    Springing    Hard          60               55               IO              IO         5.330%           NAP
  245         No       None       NAP          120             117               360            360         6.050%    $   16,878
  246         No       None       NAP          120             116               360            356         5.460%    $   15,828
  247         No       None       NAP          120             118               360            358         5.850%    $   16,282
  248         No       None       NAP          120             116               360            356         5.370%    $   15,391
  249         No       None       NAP          120             114               360            360         5.420%    $   15,308
  250         No       None       NAP          120             118               360            358         5.510%    $   15,404
  251         No       None       NAP          120             115               360            355         5.340%    $   15,060
  252         No       None       NAP          120             114               360            360         4.920%    $   14,171
  253         No       None       NAP          120             116               360            356         6.000%    $   15,948
  254         No       None       NAP          120             117               360            360         5.870%    $   15,514
  255         No       None       NAP          120             119               360            360         5.500%    $   14,763
  256         No       None       NAP          120             119               360            360         5.830%    $   15,305
  257         No       None       NAP          120             118               240            238         5.130%    $   17,346
  258         No    Springing    Hard          120             118               360            360         5.300%    $   14,105
  259         No       None       NAP          120             115               360            360         5.320%    $   13,914
  260         No       None       NAP          120             118               360            358         5.630%    $   14,399
  261         No       None       NAP          120             118               300            298         5.730%    $   15,697
  262         No     In-Place    Hard          120             116               360            356         5.590%    $   14,336
  263         No       None       NAP          60               58               360            358         5.930%    $   14,728
  264         No     In-Place    Soft          120             115               360            360         5.260%    $   13,268
  265         No       None       NAP          120             118               360            358         5.510%    $   13,642
  266         No       None       NAP          120             117               360            360         5.850%    $   14,017
  267         No       None       NAP          120             118               360            358         5.670%    $   13,595
  268         No       None       NAP          120             117               360            357         5.530%    $   13,387
  269         No       None       NAP          120             114               360            354         5.100%    $   12,624
  270         No       None       NAP          120             114               360            354         5.190%    $   12,615
  271         No       None       NAP          120             117               360            357         5.890%    $   13,331
  272         No     In-Place    Hard          120             117               360            357         5.590%    $   12,903
  273         No    Springing    Hard          120             114               240            240         5.340%    $   14,935
  274         No       None       NAP          120             114               360            360         4.920%    $   11,618
  275         No       None       NAP          120             118               360            360         5.310%    $   11,674
  276         No       None       NAP          120             115               360            355         5.680%    $   12,162
  277         No       None       NAP          120             118               300            298         5.730%    $   12,998
  278         No       None       NAP          120             118               360            358         6.050%    $   12,055
  279         No       None       NAP          120             115               360            355         5.310%    $   11,030
  280         No    Springing    Hard          120             118               360            358         5.700%    $   11,463
  281         No       None       NAP          120             118               360            358         5.570%    $   11,133
  282         No     In-Place    Hard          120             115               360            360         5.260%    $   10,725
  283         No       None       NAP          120             117               360            360         5.690%    $   11,016
  284         No       None       NAP          120             115               360            360         5.330%    $   10,586
  285         No       None       NAP          120             118               360            358         5.920%    $   11,294
  286         No       None       NAP          120             117               300            297         5.900%    $   12,126
  287         No       None       NAP          120             118               360            360         5.850%    $   10,855
  288         No       None       NAP          120             118               360            358         6.050%    $   10,850
  289         No       None       NAP          120             118               300            298         5.610%    $   11,172
  290         No       None       NAP          120             116               360            360         5.090%    $    9,491
  291         No       None       NAP          120             118               360            358         5.650%    $    9,611
  292         No       None       NAP          120             119               300            299         5.840%    $   10,153
  293         No       None       NAP          120             117               360            357         5.640%    $    9,226
  294         No       None       NAP          120             115               360            355         5.240%    $    8,825
  295         No       None       NAP          120             118               360            358         6.000%    $    8,993
  296         No       None       NAP          120             118               360            358         5.990%    $    8,984
  297         No       None       NAP          120             117               360            357         5.810%    $    8,517

  298         No       None       NAP          120             117               300            297         6.620%    $    4,480
  299         No       None       NAP          120             117               300            297         6.620%    $    2,711
  300         No       None       NAP          120             117               300            297         6.620%    $    2,367
  301         No    Springing    Hard          120             118               360            358         5.830%    $    8,124
  302         No       None       NAP          120             114               360            354         5.380%    $    7,144
  303         No       None       NAP          120             114               360            354         5.200%    $    6,864
  304         No       None       NAP          120             118               360            360         5.880%    $    7,102
  305         No       None       NAP          120             118               300            300         5.840%    $    6,821
  306         No       None       NAP          120             117               360            357         5.760%    $    6,222
  307         No       None       NAP          120             118               360            358         5.900%    $    6,250
  308         No       None       NAP          120             119               360            359         5.920%    $    5,944

                                               116             113               339            337         5.513%

MORTGAGE        MONTHLY   THIRD MOST RECENT    THIRD MOST RECENT   SECOND MOST RECENT   SECOND MOST RECENT   MOST RECENT
LOAN NO.   PAYMENT (IO)                 NOI        NOI DATE                       NOI        NOI DATE                NOI
-------------------------------------------------------------------------------------------------------------------------

   1                NAP        $  6,694,863       12/31/2003             $ 10,091,445       12/31/2004       $13,823,478
   2                NAP        $  3,644,321       12/31/2003             $  4,957,071       12/31/2004       $ 7,426,077
   3                NAP        $  2,293,987       12/31/2003             $  5,097,845       12/31/2004       $ 6,638,157
   4                NAP        $  1,303,756       12/31/2003             $  2,297,411       12/31/2004       $ 3,232,065
   5                NAP       -$  1,122,611       12/31/2003             $    281,825       12/31/2004       $ 1,120,840

   6          $ 175,130                 NAP           NAP                         NAP           NAP          $   648,018
   7          $ 112,744                 NAP           NAP                         NAP           NAP                  NAP
   8          $  51,388        $    243,128       12/31/2003             $    624,212       12/31/2004       $   763,757
   9          $  30,624                 NAP           NAP                         NAP           NAP          $   772,991
   10         $  29,689        $    518,236       12/31/2003             $    482,761       12/31/2004       $   191,721
   11         $  29,504                 NAP           NAP                         NAP           NAP          $   744,710
   12         $  25,396                 NAP           NAP                         NAP           NAP          $   641,017
   13         $  22,781                 NAP           NAP                         NAP           NAP          $   575,030
   14         $  18,791        $    426,504       12/31/2003             $    454,322       12/31/2004       $   612,657
   15         $  13,853                 NAP           NAP                         NAP           NAP          $   349,678

   16         $ 134,354                 NAP           NAP               -$    371,721       12/31/2004       $   886,426
   17         $ 120,261        $  2,055,688       12/31/2003             $  1,878,986       12/31/2004       $ 1,836,891
   18         $ 104,993        -    $70,266       12/31/2003             $      7,654       12/31/2004       $   732,965
   19         $  99,591        $  1,621,832       12/31/2003             $  1,628,316       12/31/2004       $ 1,585,714

   20               NAP                 NAP           NAP                         NAP           NAP                  NAP
   21               NAP        $  1,353,007       12/31/2002             $    854,717       12/31/2003       $ 1,248,972
   22               NAP                 NAP           NAP                         NAP           NAP          $ 1,015,710
   23               NAP                 NAP           NAP                $    442,030       12/31/2003       $   903,540
   24         $ 299,731        $  5,117,754       12/31/2003             $  6,602,776       12/31/2004       $ 6,827,921
   25         $ 253,354        $  4,228,640       12/31/2003             $  4,503,389       12/31/2004       $ 4,865,127

   26               NAP                 NAP           NAP                         NAP           NAP                  NAP
   27               NAP                 NAP           NAP                         NAP           NAP                  NAP
   28               NAP                 NAP           NAP                         NAP           NAP                  NAP

   29         $ 103,476                 NAP           NAP                         NAP           NAP                  NAP
   30         $  96,766                 NAP           NAP                         NAP           NAP                  NAP
   31         $ 155,359                 NAP           NAP                         NAP           NAP          $ 1,413,990
   32         $ 184,131        $  3,425,569       12/31/2003             $  3,523,025       12/31/2004       $ 3,775,569
   33         $ 169,811                 NAP           NAP                $  2,510,537       12/31/2004       $ 2,610,359

   34         $  62,623        $  1,161,219       12/31/2003             $  1,095,663       12/31/2004       $ 1,097,042
   35         $  51,887        $    787,671       12/31/2003             $    982,797       12/31/2004       $ 1,023,035
   36         $  26,302                 NAP           NAP                $      1,946       12/31/2004       $   173,343
   37         $  17,598        $    685,761       12/31/2003             $    311,325       12/31/2004       $   326,172
   38         $  13,749                 NAP           NAP                         NAP           NAP                  NAP

   39         $  91,762                 NAP           NAP                         NAP           NAP                  NAP
   40         $  47,659                 NAP           NAP                         NAP           NAP                  NAP
   41         $ 150,225                 NAP           NAP                         NAP           NAP          $ 1,471,047

   42               NAP                 NAP           NAP                         NAP           NAP                  NAP
   43               NAP                 NAP           NAP                         NAP           NAP                  NAP
   44         $ 130,558                 NAP           NAP                         NAP           NAP          $ 3,694,507
   45         $ 145,187                 NAP           NAP                         NAP           NAP                  NAP
   46               NAP                 NAP           NAP                         NAP           NAP                  NAP
   47               NAP        $  2,607,985       12/31/2003             $  2,695,080       12/31/2004       $ 3,439,558
   48         $ 110,291        $  2,067,866       12/31/2003             $  2,284,722       12/31/2004       $ 2,122,077
   49         $ 115,358        $  1,687,720       12/31/2003             $  1,740,850       12/31/2004       $ 1,812,347
   50         $ 107,472                 NAP           NAP                         NAP           NAP                  NAP
   51               NAP        $  1,397,450       12/31/2003             $  1,490,185       12/31/2004       $ 2,623,458
   52         $ 101,765                 NAP           NAP                         NAP           NAP          $ 2,196,635
   53         $ 103,535                 NAP           NAP                         NAP           NAP                  NAP
   54         $  94,755        $  1,958,445       12/31/2003             $  2,095,171       12/31/2004       $ 2,032,383
   55         $ 102,633        $  2,340,037       12/31/2002             $  2,107,146       12/31/2003       $ 2,158,997
   56         $  91,250        $  2,027,649       12/31/2003             $  1,770,993       12/31/2004       $ 1,885,087
   57         $  92,433                 NAP           NAP                         NAP           NAP                  NAP
   58         $  91,412        $  1,451,845       12/31/2003             $  1,277,821       12/31/2004       $ 1,074,228
   59         $  85,816        $  1,523,194       12/31/2003             $  1,598,231       12/31/2004       $ 1,697,046

   60         $  24,139                 NAP           NAP                         NAP           NAP                  NAP
   61         $  21,866                 NAP           NAP                         NAP           NAP                  NAP
   62         $  18,003        $    391,609       12/31/2003             $    431,860       12/31/2004       $   255,047
   63         $  12,289                 NAP           NAP                         NAP           NAP                  NAP
   64         $  86,907        $  1,384,671       12/31/2003             $  1,458,776       12/31/2004       $ 1,699,462

   65               NAP        $    698,584    T-10 (10/03) Ann.         $    662,579    T-9 (12/04) Ann.    $   726,152
   66               NAP        $    497,504    T-10 (10/03) Ann.         $    453,096    T-9 (12/04) Ann.    $   490,853
   67               NAP        $    428,474    T-10 (10/03) Ann.         $    420,691    T-9 (12/04) Ann.    $   453,873
   68         $  83,798                 NAP           NAP                         NAP           NAP          $   620,527
   69         $  72,807        $  1,439,751       12/31/2003             $  1,428,491       12/31/2004       $ 1,449,959
   70         $  78,348                 NAP           NAP                $    558,957       12/31/2004       $   695,275
   71         $  74,409        $    930,034       12/31/2003             $  1,510,046       12/31/2004       $ 1,484,057
   72         $  67,879                 NAP           NAP                         NAP           NAP                  NAP

   73         $  42,391        $    796,114       12/31/2003             $    542,319       12/31/2004       $   753,772
   74         $  18,007        $    429,404       12/31/2003             $    430,102       12/31/2004       $   400,903
   75         $  14,818        $    391,748       12/31/2003             $    248,657       12/31/2004       $   295,522
   76         $  71,581        $  1,427,234       12/31/2003             $  1,313,632       12/31/2004       $ 1,360,400
   77         $  76,153        $  1,154,980       12/31/2003             $  1,638,140       12/31/2004       $ 1,115,295
   78         $  77,750        $    591,558       12/31/2003             $    633,253       12/31/2004       $   959,243
   79         $  75,763        $  1,258,000       12/31/2002             $  1,233,673       12/31/2003       $ 1,312,426
   80         $  60,960                 NAP           NAP                         NAP           NAP                  NAP
   81         $  60,707                 NAP           NAP                         NAP           NAP                  NAP
   82               NAP                 NAP           NAP                $    990,623       12/31/2003       $ 1,155,685
   83         $  67,069        $    764,664       12/31/2003             $    688,859       12/31/2004       $ 1,076,112
   84         $  62,633        $  1,158,649       12/31/2003             $  1,137,508       12/31/2004       $ 1,157,746
   85         $  67,784        $  1,127,461       12/31/2003             $    999,467       12/31/2004       $ 1,257,401
   86         $  58,373        $    742,610       12/31/2003             $    971,418       12/31/2004       $ 1,118,770
   87         $  59,982        $  1,221,287       12/31/2003             $  1,337,628       12/31/2004       $ 1,384,272
   88         $  63,432        $  1,044,365       12/31/2003             $    958,858       12/31/2004       $ 1,265,564

   89               NAP        $    416,580       12/31/2003             $    508,893       12/31/2004       $   530,934
   90               NAP        $    312,870       12/31/2003             $    382,200       12/31/2004       $   398,754
   91               NAP        $    243,922       12/31/2003             $    297,975       12/31/2004       $   310,881
   92         $  58,489        $  1,311,694       12/31/2003             $  1,431,181       12/31/2004       $ 1,497,766
   93               NAP        $  1,265,179       12/31/2003             $  1,267,845       12/31/2004       $ 1,255,722
   94         $  55,863                 NAP           NAP                $    181,577       12/31/2004       $   829,729
   95               NAP        $  1,060,672       12/31/2003             $  1,163,599       12/31/2004       $ 1,174,056
   96         $  49,788        $  1,210,984       12/31/2003             $  1,247,823       12/31/2004       $ 1,222,799
   97         $  56,879                 NAP           NAP                         NAP           NAP          $   737,037
   98         $  54,243        $  1,161,636       12/31/2003             $  1,029,400       12/31/2004       $   968,368
   99         $  49,672        $    911,981       12/31/2002             $    859,890       12/31/2003       $   909,832
  100         $  50,647                 NAP           NAP                         NAP           NAP                  NAP
  101         $  55,297        $  1,073,047       12/31/2003             $  1,094,466       12/31/2004       $ 1,217,708
  102               NAP                 NAP           NAP                $    911,382       12/31/2003       $ 1,006,576
  103               NAP                 NAP           NAP                         NAP           NAP                  NAP
  104               NAP        $    816,594       12/31/2003             $    733,064       12/31/2004       $   937,056
  105               NAP                 NAP           NAP                         NAP           NAP                  NAP
  106               NAP        $  1,090,322       12/31/2003             $    977,572      T-12 (11/04)      $   884,097
  107         $  51,611                 NAP           NAP                         NAP           NAP          $ 1,031,825
  108         $  51,793        $    945,853       12/31/2003             $  1,052,365       12/31/2004       $ 1,401,177

  109         $  34,290        $    660,962       12/31/2002             $    498,941       12/31/2003       $   725,653
  110         $   4,793        $    104,112       12/31/2002             $    102,949       12/31/2003       $   106,708
  111         $   1,880                 NAP           NAP                         NAP           NAP          $    32,352
  112         $   1,696        $     10,944       12/31/2002             $     54,384       12/31/2003       $    65,557
  113         $   1,659        $      2,662       12/31/2002             $     38,670       12/31/2003       $    43,178
  114         $   1,585        $     26,259       12/31/2002             $     16,053       12/31/2003       $    40,138
  115         $   1,549        $      4,774       12/31/2002             $     42,847       12/31/2003       $    34,481
  116               NAP        $    880,920       12/31/2003             $    912,106       12/31/2004       $ 1,012,364
  117         $  38,471                 NAP           NAP                         NAP           NAP                  NAP
  118         $  42,808        $    796,780       12/31/2003             $    817,536       12/31/2004       $   829,183
  119         $  44,391        $    950,877       12/31/2003             $    956,316       12/31/2004       $   981,545
  120               NAP        $  1,054,461       12/31/2003             $    961,053       12/13/2004       $   934,465
  121               NAP                 NAP           NAP                         NAP           NAP                  NAP
  122               NAP        $    953,770       12/31/2003             $    954,033       12/31/2004       $   955,896
  123         $  41,474                 NAP           NAP                         NAP           NAP          $   887,109
  124         $  36,466                 NAP           NAP                         NAP           NAP                  NAP
  125               NAP        $    284,912   8/21/03 - 12/31/03         $    540,825       12/31/2004       $   640,120
  126               NAP        $  1,399,988       12/31/2003             $  1,276,179       12/31/2004       $ 1,367,072
  127               NAP        $    644,708       12/31/2003             $    712,814       12/31/2004       $   721,379
  128               NAP        $    622,475       12/31/2003             $    629,759       12/31/2004       $   629,606
  129         $  38,402        $    768,366       12/31/2003             $    787,116       12/31/2004       $   761,085
  130         $  36,473                 NAP           NAP                         NAP           NAP          $   624,180
  131               NAP                 NAP           NAP                         NAP           NAP          $   707,559
  132               NAP        $    280,408       12/31/2003             $    502,662       12/31/2004       $ 1,013,639
  133         $  34,726                 NAP           NAP                         NAP           NAP                  NAP
  134               NAP                 NAP           NAP                         NAP           NAP                  NAP
  135               NAP                 NAP           NAP                         NAP           NAP          $ 1,005,500
  136               NAP                 NAP           NAP                         NAP           NAP                  NAP
  137               NAP        $    651,299       12/31/2003             $    746,453       12/31/2004       $   832,796
  138               NAP                 NAP           NAP                         NAP           NAP                  NAP
  139         $  35,025        $    679,315       12/31/2003             $    739,128       12/31/2004       $   877,646
  140               NAP        $    678,585       12/31/2003             $    683,922       12/31/2004       $   721,304
  141               NAP                 NAP           NAP                         NAP           NAP                  NAP
  142         $  31,267        $    406,034       12/31/2003             $    568,007       12/31/2004       $   555,991
  143               NAP        $    603,929       12/31/2003             $    739,933       12/31/2004       $   750,657
  144         $  31,078                 NAP           NAP                $    684,771       12/31/2004       $   671,557
  145               NAP                 NAP           NAP                $    837,947       12/31/2004       $   179,379
  146               NAP                 NAP           NAP                         NAP           NAP                  NAP
  147         $  32,539        $    750,088       12/31/2003             $    711,736       12/31/2004       $   722,736
  148               NAP        $    568,216       12/31/2003             $    599,372       12/31/2004       $   662,663
  149               NAP                 NAP           NAP                $    387,180       12/31/2004       $   484,920
  150               NAP        $     76,240       12/31/2003             $    320,763       12/31/2004       $   555,899
  151               NAP        $    629,123       12/31/2003             $    500,322       12/31/2004       $   457,803
  152               NAP                 NAP           NAP                $    607,843       12/31/2004       $   744,212
  153               NAP        $    634,690       12/31/2003             $    722,039       12/31/2004       $   824,041
  154               NAP                 NAP           NAP                         NAP           NAP                  NAP
  155               NAP        $    583,906       12/31/2003             $    727,278       12/31/2004       $   840,015
  156               NAP        $    631,986       12/31/2003             $    631,986       12/31/2004       $   631,986
  157         $  29,106                 NAP           NAP                $    429,988       12/31/2004       $   407,055

  158         $  20,190                 NAP           NAP                         NAP           NAP                  NAP
  159         $   8,331                 NAP           NAP                         NAP           NAP                  NAP
  160         $  28,032                 NAP           NAP                         NAP           NAP          $   149,760
  161               NAP        $    424,195       12/31/2003             $    476,602       12/31/2004       $   544,938
  162               NAP        $    451,553       12/31/2003             $    426,599       12/31/2004       $   453,647
  163         $  25,480                 NAP           NAP                         NAP           NAP                  NAP
  164               NAP                 NAP           NAP                $    240,893       12/31/2004       $   248,549
  165               NAP        $    449,351       12/31/2003             $    922,223       12/31/2004       $   654,303
  166               NAP        $    644,470       12/31/2003             $    616,661       12/31/2004       $   608,237
  167         $  24,973        $    220,870       12/31/2003             $    202,354       12/31/2004       $   343,352
  168               NAP        $    540,706       12/31/2003             $    525,143       12/31/2004       $   494,662
  169               NAP                 NAP           NAP                         NAP           NAP                  NAP
  170               NAP                 NAP           NAP                         NAP           NAP          $   459,313
  171               NAP                 NAP           NAP                $    183,799       12/31/2004       $   541,460
  172         $  22,221                 NAP           NAP                         NAP           NAP                  NAP
  173         $  22,292                 NAP           NAP                         NAP           NAP          $   135,667
  174               NAP        $    485,640       12/31/2003             $    455,918       12/31/2004       $   438,199
  175               NAP                 NAP           NAP                         NAP           NAP          $   415,957
  176               NAP        $    598,057       12/31/2003             $    869,468       12/31/2004       $ 1,015,908
  177               NAP                 NAP           NAP                         NAP           NAP                  NAP
  178               NAP        $    144,126       12/31/2003             $    140,490        T-8 2004        $   230,559
  179         $  23,683        $    419,701       12/31/2003             $    441,580       12/31/2004       $   460,545
  180         $  20,843                 NAP           NAP                         NAP           NAP                  NAP
  181               NAP                 NAP           NAP                         NAP           NAP          $    19,242
  182         $  20,832        $    418,187       12/31/2003             $    433,817       12/31/2004       $   446,265
  183               NAP        $    537,340       12/31/2003             $    650,856       12/31/2004       $   884,409
  184         $  17,566                 NAP           NAP                         NAP           NAP                  NAP
  185               NAP                 NAP           NAP                $    288,116       12/31/2003       $   385,756
  186               NAP                 NAP           NAP                $    393,601       12/31/2003       $   423,032
  187               NAP        $    279,514       12/31/2003             $    328,592       12/31/2004       $   391,291
  188         $  21,083        $    263,129       12/31/2002             $    468,671       12/31/2003       $   424,438
  189         $  21,581        $    351,475       12/31/2003             $    384,260       12/31/2004       $   419,256
  190         $  20,754                 NAP           NAP                $    344,093        T-10 2004       $   466,904
  191               NAP                 NAP           NAP                         NAP           NAP          $   130,507
  192               NAP        $    510,192       12/31/2003             $    474,643       12/31/2004       $   481,211
  193               NAP        $    333,034       12/31/2003             $    403,665       12/31/2004       $   416,335
  194         $  20,967                 NAP           NAP                $    453,803       12/31/2004       $   529,117

  195               NAP                 NAP           NAP                $     25,742       12/31/2004       $    67,011
  196               NAP                 NAP           NAP                $     11,617       12/31/2004       $    30,241
  197               NAP                 NAP           NAP                $      9,901       12/31/2004       $    25,774
  198               NAP                 NAP           NAP                $      9,769       12/31/2004       $    25,430
  199               NAP                 NAP           NAP                $      8,977       12/31/2004       $    23,368
  200               NAP                 NAP           NAP                $      8,713       12/31/2004       $    22,681
  201               NAP                 NAP           NAP                         NAP           NAP                  NAP
  202         $  19,902        $    365,171       12/31/2003             $    350,378       12/31/2004       $   403,397
  203         $  20,468                 NAP           NAP                         NAP           NAP                  NAP
  204               NAP        $    536,166       12/31/2002             $    706,226       12/31/2003       $   583,083
  205               NAP        $    440,006       12/31/2003             $    449,047       12/31/2004       $   517,791
  206               NAP                 NAP           NAP                         NAP           NAP                  NAP
  207         $  18,415        $    253,475       12/31/2003             $    261,230       12/31/2004       $   248,917
  208               NAP                 NAP           NAP                         NAP           NAP                  NAP
  209               NAP        $    421,061       12/31/2003             $    535,019       12/31/2004       $   515,375
  210               NAP                 NAP           NAP                         NAP           NAP                  NAP
  211               NAP                 NAP           NAP                         NAP           NAP                  NAP
  212               NAP                 NAP           NAP                         NAP           NAP                  NAP
  213               NAP                 NAP           NAP                         NAP           NAP                  NAP
  214         $  17,629                 NAP           NAP                $    336,540       12/31/2004       $   335,093
  215               NAP                 NAP           NAP                         NAP           NAP                  NAP
  216         $  16,499                 NAP           NAP                $    323,384       12/31/2004       $   342,300
  217               NAP                 NAP           NAP                         NAP           NAP                  NAP
  218         $  15,938                 NAP           NAP                         NAP           NAP          $   300,271
  219               NAP                 NAP           NAP                         NAP           NAP                  NAP
  220               NAP                 NAP           NAP                         NAP           NAP          $   321,986
  221               NAP        $    260,969       12/31/2003             $    313,598       12/31/2004       $   293,661
  222               NAP                 NAP           NAP                         NAP           NAP                  NAP
  223         $  16,383                 NAP           NAP                         NAP           NAP                  NAP
  224         $  16,235                 NAP           NAP                         NAP           NAP                  NAP
  225         $  15,791                 NAP           NAP                $    289,156       12/31/2003       $   316,869
  226               NAP                 NAP           NAP                         NAP           NAP                  NAP
  227               NAP                 NAP           NAP                         NAP           NAP                  NAP
  228         $  16,020        $    326,163       12/31/2003             $    341,819       12/31/2004       $   415,874
  229               NAP        $    304,940       12/31/2003             $    322,021       12/31/2004       $   119,637
  230         $  15,249                 NAP           NAP                $    296,439       12/31/2004       $   276,800
  231         $  15,492        $    238,958       12/31/2003             $    314,836       12/31/2004       $   353,358
  232               NAP        $    136,209       12/31/2003             $    183,364       12/31/2004       $   275,760
  233               NAP                 NAP           NAP                $    277,621       12/31/2004       $   315,837
  234               NAP                 NAP           NAP                         NAP           NAP                  NAP
  235               NAP        $    295,506       12/31/2003             $    399,865       12/31/2004       $   347,469
  236         $  13,992        $    255,788       12/31/2003             $    267,322       12/31/2004       $   294,993
  237         $  14,372        $    272,401       12/31/2003             $    282,861       12/31/2004       $   279,970
  238         $  13,011        $    245,625       12/31/2003             $    254,886       12/31/2004       $   310,125
  239         $  14,334        $    155,868       12/31/2003             $    166,412       12/31/2004       $   229,070
  240               NAP        $    267,646       12/31/2003             $    367,966       12/31/2004       $   340,686
  241               NAP        $    263,589       12/31/2003             $    168,804       12/31/2004       $   203,271
  242               NAP        $    328,468       12/31/2003             $    330,929       12/31/2004       $   331,564
  243               NAP        $    266,537       12/31/2003             $    263,416       12/31/2004       $   292,879
  244         $  12,609                 NAP           NAP                $    191,687       12/31/2004       $   206,887
  245         $  14,313        $    152,795       12/31/2003             $    169,956       12/31/2004       $   114,347
  246               NAP        $    265,450       12/31/2002             $    277,450       12/31/2003       $   277,450
  247               NAP                 NAP           NAP                $     81,130       12/31/2004       $   145,295
  248               NAP                 NAP           NAP                $     22,250       12/31/2004       $   134,250
  249         $  12,456        $    192,919       12/31/2002             $    216,777       12/31/2003       $   243,989
  250               NAP                 NAP           NAP                         NAP           NAP                  NAP
  251               NAP                 NAP           NAP                         NAP           NAP          $   213,648
  252         $  11,074        $    256,194       12/31/2003             $    266,852       12/31/2004       $   247,441
  253               NAP        $    219,821       12/31/2003             $    231,401       12/31/2004       $   234,659
  254         $  13,014                 NAP           NAP                $    292,859       12/31/2004       $   289,030
  255         $  12,082        $    210,984       12/31/2003             $    220,773       12/31/2004       $   239,342
  256         $  12,807        $    175,347       12/31/2003             $    293,912       12/31/2004       $   284,976
  257               NAP        $    275,252       12/31/2003             $    281,446       12/31/2004       $   249,383
  258         $  11,374                 NAP           NAP                         NAP           NAP                  NAP
  259         $  11,237                 NAP           NAP                         NAP           NAP                  NAP
  260               NAP        $    309,716       12/31/2003             $    406,657       12/31/2004       $   481,589
  261               NAP        $    253,288       12/31/2003             $    249,527       12/31/2004       $   266,342
  262               NAP                 NAP           NAP                         NAP           NAP                  NAP
  263               NAP        $    211,035       12/31/2003             $    122,045       12/31/2004       $    64,574
  264         $  10,666                 NAP           NAP                         NAP           NAP                  NAP
  265               NAP                 NAP           NAP                $    114,973       12/31/2004       $   183,200
  266         $  11,744                 NAP           NAP                $    257,423       12/31/2004       $   257,160
  267               NAP        $    257,021       12/31/2003             $    290,492       12/31/2004       $   265,465
  268               NAP                 NAP           NAP                         NAP           NAP                  NAP
  269               NAP        $    209,826       12/31/2003             $    205,430       12/31/2004       $   243,260
  270               NAP                 NAP           NAP                         NAP           NAP          $   187,121
  271               NAP        $    167,249       12/31/2003             $    146,801       12/31/2004       $   145,437
  272               NAP                 NAP           NAP                         NAP           NAP                  NAP
  273         $   9,926                 NAP           NAP                         NAP           NAP                  NAP
  274         $   9,079        $    209,324       12/31/2003             $    227,272       12/31/2004       $   231,637
  275         $   9,422                 NAP           NAP                         NAP           NAP                  NAP
  276               NAP        $    151,455       12/31/2002             $    150,023       12/31/2003       $   191,849
  277               NAP                 NAP           NAP                $     72,524    T-4 (12/04) Ann.    $   164,388
  278               NAP        $    184,687       12/31/2003             $    217,472       12/31/2004       $   222,059
  279               NAP        $    137,830       12/31/2003             $    157,636       12/31/2004       $   136,937
  280               NAP                 NAP           NAP                         NAP           NAP                  NAP
  281               NAP        $    142,645       12/31/2003             $    139,052       12/31/2004       $    48,902
  282         $   8,622                 NAP           NAP                         NAP           NAP                  NAP
  283         $   9,134        $    155,518       12/31/2003             $    140,082       12/31/2004       $   171,792
  284         $   8,556                 NAP           NAP                         NAP           NAP                  NAP
  285               NAP                 NAP           NAP                         NAP           NAP          $   125,066
  286               NAP        $    245,373       12/31/2003             $    258,246       12/31/2004       $   285,852
  287         $   9,095                 NAP           NAP                $    178,579       12/31/2004       $   127,741
  288               NAP                 NAP           NAP                         NAP           NAP          $   120,909
  289               NAP                 NAP           NAP                         NAP           NAP                  NAP
  290         $   7,526                 NAP           NAP                $     71,249       12/31/2004       $   190,644
  291               NAP                 NAP           NAP                         NAP           NAP                  NAP
  292               NAP        $    154,811       12/31/2003             $    140,100       12/31/2004       $   174,453
  293               NAP        $    239,275       12/31/2003             $    232,028       12/31/2004       $   240,097
  294               NAP        $    131,500       12/31/2003             $    132,893       12/31/2004       $   145,411
  295               NAP                 NAP           NAP                         NAP           NAP                  NAP
  296               NAP        $    452,618       12/31/2003             $    484,113       12/31/2004       $   476,102
  297               NAP        $     85,845       12/31/2003             $     60,120       12/31/2004       $   142,432

  298               NAP                 NAP           NAP                $     64,544       12/31/2004       $    68,840
  299               NAP                 NAP           NAP                $     39,057       12/31/2004       $    41,657
  300               NAP                 NAP           NAP                $     34,092       12/31/2004       $    36,361
  301               NAP                 NAP           NAP                         NAP           NAP          $    99,265
  302               NAP                 NAP           NAP                         NAP           NAP          $   133,431
  303               NAP        $     61,235       12/31/2003             $     96,441       12/31/2004       $   112,844
  304         $   5,962                 NAP           NAP                         NAP           NAP                  NAP
  305         $   5,304        $    122,710       12/31/2003             $    121,515       12/31/2004       $   123,843
  306               NAP        $    114,269       12/31/2003             $     93,725       12/31/2004       $   188,610
  307               NAP                 NAP           NAP                         NAP           NAP                  NAP
  308               NAP        $        453       12/31/2003             $        995       12/31/2004       $     2,108

                                                                                              NCF DSCR
MORTGAGE      MOST RECENT NOI      UNDERWRITABLE   UNDERWRITABLE      NOI        NCF          (POST IO        CUT-OFF DATE   BALLOON
LOAN NO.            DATE                     NOI       CASH FLOW     DSCR(11)   DSCR(11)        PERIOD)(11)            LTV       LTV
------------------------------------------------------------------------------------------------------------------------------------

   1            12/31/2005         $  11,044,362   $  16,744,878     1.48       1.02              1.02               59.3%     43.4%
   2            12/31/2005         $   7,359,954   $   8,945,671     1.48       1.02              1.02               59.3%     43.4%
   3            12/31/2005         $   5,717,965   $   8,852,307     1.48       1.02              1.02               59.3%     43.4%
   4            12/31/2005         $   2,181,322   $   3,550,992     1.48       1.02              1.02               59.3%     43.4%
   5            12/31/2005         $   1,694,703   $   2,296,078     1.48       1.02              1.02               59.3%     43.4%

   6            T-3 (10/05)        $   3,448,687   $   3,635,354     1.64       1.52              1.52               79.5%     79.5%
   7                NAP            $   2,234,575   $   2,359,513     1.64       1.52              1.52               79.5%     79.5%
   8           T-12 (10/05)        $     751,319   $     841,610     1.64       1.52              1.52               79.5%     79.5%
   9         T-5 (05/05) Ann.      $     508,558   $     565,385     1.64       1.52              1.52               79.5%     79.5%
   10          T-12 (10/05)        $     594,077   $     641,250     1.64       1.52              1.52               79.5%     79.5%
   11        T-5 (05/05) Ann.      $     489,952   $     544,700     1.64       1.52              1.52               79.5%     79.5%
   12        T-5 (05/05) Ann.      $     421,731   $     468,856     1.64       1.52              1.52               79.5%     79.5%
   13        T-5 (05/05) Ann.      $     378,317   $     420,591     1.64       1.52              1.52               79.5%     79.5%
   14          T-12 (10/05)        $     262,729   $     297,646     1.64       1.52              1.52               79.5%     79.5%
   15        T-5 (05/05) Ann.      $     230,056   $     255,763     1.64       1.52              1.52               79.5%     79.5%

   16          T-12 (10/05)        $   2,419,143   $   2,492,943     1.59       1.54              1.27               79.5%     71.3%
   17          T-12 (10/05)        $   2,236,165   $   2,312,049     1.59       1.54              1.27               79.5%     71.3%
   18          T-12 (10/05)        $   1,853,636   $   1,913,636     1.59       1.54              1.27               79.5%     71.3%
   19          T-12 (10/05)        $   1,985,900   $   2,058,700     1.59       1.54              1.27               79.5%     71.3%

   20               NAP            $   3,186,601   $   3,771,944     1.43       1.20              1.20               69.7%     58.7%
   21           12/31/2004         $   1,354,618   $   1,630,395     1.43       1.20              1.20               69.7%     58.7%
   22           12/31/2004         $     905,197   $   1,105,120     1.43       1.20              1.20               69.7%     58.7%
   23           12/31/2004         $     860,879   $   1,010,339     1.43       1.20              1.20               69.7%     58.7%
   24         T-12 (09/30/05)      $   5,271,052   $   5,588,299     1.55       1.47              1.20               73.3%     64.3%
   25          T-12 (09/05)        $   4,603,132   $   5,096,609     1.68       1.51              1.21               74.8%     69.3%

   26               NAP            $   1,438,059   $   1,630,735     1.37       1.26              1.26               73.2%     60.7%
   27               NAP            $   1,269,948   $   1,338,080     1.37       1.26              1.26               73.2%     60.7%
   28               NAP            $   1,123,574   $   1,180,876     1.37       1.26              1.26               73.2%     60.7%

   29               NAP            $   1,988,433   $   2,209,381     1.78       1.60              1.33               73.6%     66.2%
   30               NAP            $   1,859,491   $   2,066,111     1.78       1.60              1.33               73.6%     66.2%
   31         T-4 (10/31/05)       $   3,982,463   $   4,170,223     2.24       2.14              2.14               58.3%     58.3%
   32          T-12 (10/05)        $   3,126,265   $   3,251,886     1.47       1.41              1.41               76.8%     76.8%
   33         T-12 (08/31/05)      $   2,931,554   $   3,019,336     1.48       1.44              1.17               69.4%     64.5%

   34          T-12 (08/05)        $   1,060,912   $   1,163,739     1.46       1.35              1.12               82.0%     75.1%
   35          T-12 (08/05)        $     902,404   $     974,793     1.46       1.35              1.12               82.0%     75.1%
   36          T-12 (08/05)        $     307,175   $     324,725     1.46       1.35              1.12               82.0%     75.1%
   37          T-12 (08/05)        $     306,299   $     322,284     1.46       1.35              1.12               82.0%     75.1%
   38               NAP            $     210,090   $     222,043     1.46       1.35              1.12               82.0%     75.1%

   39               NAP            $   2,643,481   $   2,965,109     2.67       2.45              2.45               56.2%     56.2%
   40               NAP            $   1,456,928   $   1,500,000     2.67       2.45              2.45               56.2%     56.2%
   41         T-12 (10/31/05)      $   2,730,027   $   2,803,440     1.56       1.51              1.51               74.5%     74.5%

   42               NAP            $   1,920,900   $   2,010,960     1.23       1.19              1.19               67.3%     44.2%
   43               NAP            $   1,448,313   $   1,474,704     1.23       1.19              1.19               67.3%     44.2%
   44          T-12 (12/04)        $   2,802,342   $   3,034,487     1.94       1.79              1.79               63.0%     63.0%
   45               NAP            $   2,522,284   $   2,553,324     1.47       1.45              1.22               75.5%     70.9%
   46               NAP            $   2,437,388   $   2,470,957     1.22       1.21              1.21               73.7%     62.3%
   47       T-9 (10/31/05) Ann.    $   2,229,938   $   2,408,072     1.31       1.21              1.21               70.3%     59.0%
   48         T-12 (06/30/05)      $   1,993,857   $   2,066,276     1.56       1.51              1.20               78.8%     72.9%
   49          T-12 (09/05)        $   2,012,491   $   2,035,171     1.47       1.45              1.45               80.0%     80.0%
   50               NAP            $   1,934,347   $   1,977,338     1.53       1.50              1.21               79.2%     70.7%
   51       T-9 (09/30/05) Ann.    $   2,110,569   $   2,332,649     1.52       1.37              1.37               73.4%     61.3%
   52           12/31/2004         $   2,018,474   $   2,152,240     1.76       1.65              1.35               68.6%     63.8%
   53               NAP            $   1,814,557   $   1,894,357     1.52       1.46              1.20               64.3%     57.7%
   54         T-12 (10/31/05)      $   1,762,938   $   2,029,679     1.79       1.55              1.25               75.2%     65.6%
   55           12/31/2004         $   2,028,286   $   2,352,474     1.91       1.65              1.38               80.0%     78.1%
   56          T-12 (12/05)        $   1,709,679   $   1,787,379     1.63       1.56              1.27               74.1%     66.2%
   57               NAP            $   1,703,815   $   1,775,215     1.60       1.54              1.25               79.5%     71.2%
   58         T-12 (07/31/05)      $   1,703,858   $   1,799,148     1.64       1.55              1.27               75.7%     66.4%
   59         T-12 (08/31/05)      $   1,702,768   $   1,792,093     1.74       1.65              1.33               80.0%     71.4%

   60               NAP            $     655,650   $     664,620     2.38       2.27              2.27               54.0%     54.0%
   61               NAP            $     605,587   $     635,945     2.38       2.27              2.27               54.0%     54.0%
   62          T-12 (11/05)        $     480,479   $     517,569     2.38       2.27              2.27               54.0%     54.0%
   63               NAP            $     334,508   $     361,772     2.38       2.27              2.27               54.0%     54.0%
   64      T-10 (10/31/05) Ann.    $   1,751,225   $   1,852,812     1.78       1.68              1.38               78.4%     60.3%

   65         T-12 (08/31/05)      $     679,358   $     750,084     1.52       1.40              1.40               75.4%     63.1%
   66         T-12 (08/31/05)      $     600,110   $     641,167     1.52       1.40              1.40               75.4%     63.1%
   67         T-12 (08/31/05)      $     466,076   $     500,342     1.52       1.40              1.40               75.4%     63.1%
   68          T-12 (11/05)        $   1,493,898   $   1,553,398     1.54       1.49              1.22               78.9%     69.3%
   69         T-12 (07/31/05)      $   1,361,285   $   1,424,804     1.63       1.56              1.23               75.8%     67.3%
   70         T-12 (09/30/05)      $   1,376,551   $   1,468,954     1.56       1.46              1.21               76.7%     73.8%
   71          T-12 (09/05)        $   1,340,168   $   1,487,168     1.67       1.50              1.22               64.3%     57.5%
   72               NAP            $   1,329,799   $   1,387,589     1.70       1.63              1.28               74.9%     69.2%

   73          T-12 (09/05)        $     711,726   $     760,561     1.61       1.51              1.24               77.7%     69.7%
   74          T-12 (09/05)        $     371,479   $     403,844     1.61       1.51              1.24               77.7%     69.7%
   75          T-12 (09/05)        $     277,117   $     291,469     1.61       1.51              1.24               77.7%     69.7%
   76          T-12 (12/05)        $   1,299,044   $   1,315,394     1.53       1.51              1.22               80.0%     69.9%
   77        T-10 (10/05) Ann.     $   1,310,358   $   1,338,867     1.47       1.43              1.43               73.9%     73.9%
   78          T-12 (01/06)        $   1,444,151   $   1,511,278     1.62       1.55              1.31               80.0%     74.9%
   79           12/31/2004         $   1,308,733   $   1,356,733     1.49       1.44              1.21               70.9%     63.9%
   80               NAP            $   1,234,665   $   1,292,197     1.77       1.69              1.31               76.1%     65.7%
   81               NAP            $   1,264,581   $   1,361,881     1.87       1.74              1.74               59.0%     59.0%
   82           12/31/2004         $   1,195,965   $   1,273,326     1.31       1.23              1.23               70.8%     59.5%
   83          T-12 (01/06)        $   1,169,316   $   1,235,822     1.54       1.45              1.20               76.8%     67.7%
   84          T-12 (06/05)        $   1,125,456   $   1,159,791     1.54       1.50              1.21               78.7%     73.0%
   85          T-12 (11/05)        $   1,268,840   $   1,344,164     1.65       1.56              1.30               78.4%     73.2%
   86           12/31/2005         $   1,132,847   $   1,193,597     1.70       1.62              1.28               72.3%     62.8%
   87       T-7 (07/31/05) Ann     $   1,091,044   $   1,205,500     1.67       1.52              1.21               80.0%     71.3%
   88        T-7 (07/05) Ann.      $   1,102,804   $   1,173,955     1.54       1.45              1.20               78.0%     67.1%

   89          T-12 (12/05)        $     543,975   $     568,161     1.41       1.35              1.35               79.1%     67.0%
   90          T-12 (12/05)        $     408,549   $     426,713     1.41       1.35              1.35               79.1%     67.0%
   91          T-12 (12/05)        $     318,517   $     332,678     1.41       1.35              1.35               79.1%     67.0%
   92         T-12 (10/31/05)      $   1,161,720   $   1,411,064     2.01       1.66              1.34               79.8%     71.2%
   93         T-12 (08/31/05)      $   1,219,030   $   1,305,473     1.47       1.37              1.37               76.1%     64.0%
   94         T-12 (09/30/05)      $     991,969   $   1,039,969     1.55       1.48              1.19               79.5%     73.6%
   95         T-12 (08/31/05)      $   1,095,159   $   1,182,023     1.38       1.28              1.28               72.0%     60.6%
   96          T-12 (07/05)        $   1,058,892   $   1,156,276     1.94       1.77              1.38               79.6%     73.4%
   97       T-9 (09/30/05) Ann.    $   1,179,696   $   1,290,918     1.89       1.73              1.32               73.6%     58.6%
   98          T-12 (07/05)        $   1,058,002   $   1,145,752     1.76       1.63              1.32               76.9%     71.4%
   99           12/31/2004         $   1,002,560   $   1,067,760     1.79       1.68              1.32               80.0%     73.8%
  100               NAP            $     986,143   $   1,006,477     1.66       1.62              1.29               78.7%     68.3%
  101        T-10 (10/05) Ann.     $   1,018,654   $   1,140,244     1.72       1.54              1.54               66.8%     66.8%
  102           12/31/2004         $     959,128   $   1,031,358     1.34       1.25              1.25               68.9%     58.0%
  103               NAP            $     982,474   $   1,002,474     1.30       1.28              1.28               75.3%     63.5%
  104          T-12 (10/05)        $     987,831   $   1,032,831     1.33       1.27              1.27               79.6%     67.4%
  105               NAP            $   1,175,101   $   1,305,679     1.67       1.50              1.50               73.8%     56.0%
  106        T-11 (11/05) Ann.     $   1,011,510   $   1,087,510     1.53       1.43              1.43               70.8%     64.1%
  107            T-7 Ann.          $     894,586   $     953,204     1.54       1.44              1.21               73.1%     65.9%
  108      T-10 (10/31/05) Ann.    $     803,673   $     853,691     1.37       1.29              1.10               69.4%     61.8%

  109           12/31/2004         $     627,791   $     688,772     1.70       1.55              1.20               75.0%     62.2%
  110           12/31/2004         $      95,782   $     102,362     1.70       1.55              1.20               75.0%     62.2%
  111           12/31/2004         $      36,567   $      39,847     1.70       1.55              1.20               75.0%     62.2%
  112           12/31/2004         $      30,556   $      36,876     1.70       1.55              1.20               75.0%     62.2%
  113           12/31/2004         $      31,858   $      35,074     1.70       1.55              1.20               75.0%     62.2%
  114           12/31/2004         $      28,927   $      33,103     1.70       1.55              1.20               75.0%     62.2%
  115           12/31/2004         $      28,790   $      32,230     1.70       1.55              1.20               75.0%     62.2%
  116       T-8 (09/8/05) Ann.     $     866,384   $     912,521     1.36       1.29              1.29               79.9%     67.4%
  117               NAP            $   1,056,102   $   1,119,830     2.43       2.29              2.29               58.5%     58.5%
  118         T-12 (10/31/05)      $     801,368   $     816,301     1.59       1.56              1.27               79.0%     73.4%
  119          T-12 (09/05)        $     868,878   $     927,378     1.74       1.63              1.63               69.0%     69.0%
  120          T-12 (10/05)        $     838,131   $   1,023,285     1.55       1.27              1.27               62.5%     51.5%
  121               NAP            $     758,139   $     807,063     1.33       1.25              1.25               78.4%     65.8%
  122         T-12 (09/30/05)      $     858,949   $     888,574     1.42       1.37              1.37               64.5%     54.8%
  123          T-12 (11/05)        $     806,066   $     838,566     1.68       1.62              1.34               76.1%     66.9%
  124               NAP            $     734,120   $     761,814     1.74       1.68              1.34               76.7%     66.8%
  125        T-9 (09/05) Ann.      $     675,838   $     733,838     1.32       1.22              1.22               76.7%     64.2%
  126          T-12 (10/05)        $   1,195,306   $   1,414,838     2.26       1.91              1.91               55.0%     47.5%
  127         T-12 (07/31/05)      $     674,469   $     689,519     1.30       1.27              1.27               76.5%     63.9%
  128      Annualized (08/31/05)   $     689,199   $     733,548     1.36       1.28              1.28               71.2%     59.8%
  129          T-12 (09/05)        $     664,041   $     715,791     1.55       1.44              1.20               74.1%     65.4%
  130           12/31/2005         $     636,144   $     667,746     1.53       1.45              1.20               77.5%     68.1%
  131         T-12 (07/31/05)      $     630,536   $     660,923     1.31       1.25              1.25               79.6%     66.5%
  132          T-12 (09/05)        $     705,413   $     789,413     1.52       1.36              1.36               79.6%     66.9%
  133               NAP            $     654,127   $     694,671     1.67       1.57              1.28               75.0%     67.2%
  134               NAP            $     650,628   $     702,984     1.35       1.25              1.25               77.5%     65.5%
  135        T-12 (10/05) Ann.     $     824,151   $     872,578     1.47       1.38              1.38               68.6%     44.6%
  136               NAP            $     618,952   $     646,312     1.29       1.24              1.24               79.6%     67.3%
  137        T-9 (09/05) Ann.      $     689,174   $     748,028     1.31       1.20              1.20               56.5%     36.2%
  138               NAP            $     614,469   $     648,946     1.32       1.25              1.25               69.4%     58.6%
  139          T-12 (09/05)        $     657,258   $     666,129     1.58       1.56              1.31               78.3%     69.3%
  140         T-12 (09/30/05)      $     624,611   $     676,834     1.42       1.31              1.31               78.1%     65.4%
  141               NAP            $     679,010   $     712,877     1.39       1.33              1.33               68.9%     52.7%
  142       T-7 (07/31/05) Ann.    $     614,383   $     670,503     1.79       1.64              1.32               77.9%     69.5%
  143         T-12 (06/30/05)      $     717,550   $     752,400     1.63       1.56              1.56               67.9%     56.9%
  144         T-12 (09/30/05)      $     652,221   $     695,721     1.87       1.75              1.75               67.0%     67.0%
  145          T-12 (08/05)        $     704,067   $     839,663     1.86       1.56              1.56               60.9%     50.9%
  146               NAP            $     614,944   $     656,603     1.39       1.30              1.30               79.0%     67.0%
  147          T-12 (08/05)        $     604,242   $     683,681     1.75       1.55              1.29               73.4%     64.8%
  148         T-12 (06/30/05)      $     525,006   $     606,556     1.43       1.24              1.24               76.6%     64.0%
  149          T-12 (11/05)        $     522,523   $     542,923     1.26       1.22              1.22               79.6%     66.7%
  150       T-9 (09/30/05) Ann.    $     536,650   $     569,745     1.29       1.22              1.22               75.8%     64.4%
  151          T-12 (10/05)        $     513,001   $     548,001     1.30       1.22              1.22               74.8%     63.1%
  152         T-12 (10/31/05)      $     640,835   $     731,748     1.61       1.41              1.41               67.6%     52.0%
  153         T-12 (08/31/05)      $     660,851   $     750,480     1.81       1.60              1.60               73.2%     61.4%
  154               NAP            $     492,089   $     494,312     1.24       1.23              1.23               70.4%     58.6%
  155         T-12 (07/31/05)      $     658,774   $     733,420     1.66       1.49              1.49               73.8%     56.5%
  156           12/31/2005         $     511,392   $     579,659     1.49       1.32              1.32               63.5%     52.6%
  157          T-12 (09/05)        $     504,855   $     587,941     1.68       1.45              1.21               80.0%     74.7%

  158               NAP            $     337,633   $     389,680     1.61       1.39              1.17               79.7%     69.8%
  159               NAP            $     139,314   $     160,790     1.61       1.39              1.17               79.7%     69.8%
  160          T-12 (09/05)        $     549,564   $     597,859     1.78       1.63              1.22               79.3%     60.7%
  161       T-7 (07/31/05) Ann.    $     452,231   $     482,327     1.33       1.25              1.25               76.0%     63.3%
  162      Annualized (10/31/05)   $     442,756   $     466,006     1.27       1.21              1.21               66.1%     55.6%
  163               NAP            $     645,957   $     660,657     2.16       2.11              1.75               70.7%     62.3%
  164          T-12 (07/05)        $     450,109   $     482,728     1.35       1.26              1.26               73.4%     61.4%
  165           12/31/2005         $     524,611   $     570,031     1.60       1.47              1.47               49.5%     41.5%
  166        T-12 (05/31/2005)     $     515,274   $     538,074     1.25       1.20              1.20               76.3%     49.4%
  167         T-12 (08/31/05)      $     466,485   $     545,227     1.82       1.56              1.29               70.0%     62.9%
  168          T-12 (10/05)        $     479,888   $     513,888     1.34       1.25              1.25               79.8%     68.4%
  169               NAP            $     485,168   $     573,692     1.59       1.35              1.35               71.3%     58.7%
  170       T-8 (06/30/05) Ann.    $     470,330   $     489,846     1.44       1.39              1.39               74.3%     61.9%
  171        T-6 (06/05) Ann.      $     446,015   $     510,665     1.44       1.26              1.26               74.3%     62.6%
  172               NAP            $     428,258   $     448,233     1.68       1.61              1.29               67.6%     59.0%
  173         2004/2005 T-10       $     421,772   $     465,230     1.74       1.58              1.26               73.5%     62.2%
  174          T-12 (10/05)        $     449,587   $     477,815     1.37       1.29              1.29               61.6%     52.0%
  175           12/31/2004         $     412,814   $     414,326     1.26       1.25              1.25               75.8%     63.3%
  176          T-12 (11/05)        $     713,713   $     783,832     2.14       1.95              1.95               70.8%     54.4%
  177               NAP            $     485,616   $     542,733     1.63       1.46              1.46               78.6%     66.1%
  178       Annualized (10/05)     $     415,568   $     467,927     1.40       1.24              1.24               79.8%     67.3%
  179          T-12 (12/05)        $     465,589   $     525,339     1.85       1.64              1.37               78.2%     69.1%
  180               NAP            $     422,518   $     443,398     1.77       1.69              1.36               70.0%     61.1%
  181       T-7 (07/31/05) Ann.    $     416,786   $     432,402     1.43       1.38              1.38               77.0%     64.0%
  182         T-12 (06/30/05)      $     394,661   $     441,221     1.76       1.58              1.28               80.0%     70.0%
  183          T-12 (08/05)        $     579,438   $     728,430     1.97       1.56              1.56               69.4%     54.9%
  184               NAP            $     519,455   $     538,736     2.56       2.46              2.46               57.5%     57.5%
  185           12/31/2004         $     402,163   $     421,763     1.39       1.33              1.33               74.2%     62.0%
  186           12/31/2004         $     381,271   $     409,206     1.33       1.24              1.24               68.0%     57.2%
  187         T-12 (07/31/05)      $     480,673   $     497,347     1.61       1.56              1.56               50.9%     42.8%
  188           12/31/2004         $     391,780   $     435,737     1.72       1.55              1.27               78.6%     69.1%
  189          T-12 (10/05)        $     374,975   $     393,499     1.52       1.45              1.20               67.7%     61.0%
  190         T-12 (06/30/05)      $     374,319   $     411,693     1.65       1.50              1.23               68.5%     60.1%
  191          T-12 (12/05)        $     368,900   $     398,650     1.33       1.23              1.23               77.2%     64.6%
  192          T-12 (11/05)        $     445,654   $     467,703     1.40       1.33              1.33               72.7%     56.1%
  193          T-12 (12/05)        $     403,767   $     414,702     1.31       1.28              1.28               79.8%     67.8%
  194          T-12 (12/05)        $     470,557   $     483,257     1.92       1.87              1.53               77.2%     67.3%

  195          T-12 (09/05)        $     128,868   $     140,965     1.32       1.21              1.21               77.5%     65.6%
  196          T-12 (09/05)        $      58,156   $      63,615     1.32       1.21              1.21               77.5%     65.6%
  197          T-12 (09/05)        $      49,565   $      54,217     1.32       1.21              1.21               77.5%     65.6%
  198          T-12 (09/05)        $      48,904   $      53,494     1.32       1.21              1.21               77.5%     65.6%
  199          T-12 (09/05)        $      44,939   $      49,157     1.32       1.21              1.21               77.5%     65.6%
  200          T-12 (09/05)        $      43,617   $      47,711     1.32       1.21              1.21               77.5%     65.6%
  201               NAP            $     375,965   $     378,139     1.26       1.25              1.25               72.3%     60.9%
  202         T-12 (09/30/05)      $     362,531   $     387,220     1.62       1.52              1.24               67.9%     63.1%
  203               NAP            $     384,705   $     398,524     1.62       1.57              1.30               74.9%     63.1%
  204           12/31/2004         $     484,503   $     527,528     1.73       1.59              1.59               70.0%     63.4%
  205        T-9 (09/05) Ann.      $     406,388   $     438,388     1.30       1.21              1.21               59.7%     38.2%
  206               NAP            $     344,369   $     362,181     1.29       1.22              1.22               78.8%     66.0%
  207      Annualized (09/30/05)   $     333,645   $     353,665     1.60       1.51              1.22               73.6%     64.2%
  208               NAP            $     407,306   $     435,586     1.58       1.48              1.48               71.1%     59.7%
  209          T-12 (09/05)        $     462,174   $     509,674     1.60       1.45              1.45               77.4%     70.5%
  210               NAP            $     369,087   $     415,395     1.46       1.30              1.30               66.9%     55.1%
  211               NAP            $     319,781   $     321,581     1.16       1.16              1.16               54.4%     45.6%
  212               NAP            $     347,016   $     349,200     1.21       1.20              1.20               70.3%     59.6%
  213               NAP            $     337,929   $     355,929     1.28       1.22              1.22               79.8%     67.3%
  214         T-12 (08/31/05)      $     321,016   $     347,916     1.64       1.52              1.23               67.2%     60.1%
  215               NAP            $     301,158   $     302,640     1.24       1.24              1.24               74.5%     62.0%
  216         T-12 (08/31/05)      $     309,954   $     331,061     1.67       1.57              1.27               61.1%     54.6%
  217               NAP            $     348,117   $     397,452     1.57       1.38              1.38               65.7%     54.1%
  218      Annualized (08/20/05)   $     350,936   $     382,594     2.00       1.83              1.47               75.8%     67.6%
  219               NAP            $     419,193   $     457,369     1.90       1.74              1.74               67.8%     56.9%
  220          T-12 (10/05)        $     328,308   $     350,967     1.36       1.27              1.27               79.8%     67.9%
  221          T-12 (09/05)        $     309,582   $     336,743     1.32       1.21              1.21               77.8%     66.1%
  222               NAP            $     316,058   $     349,392     1.36       1.23              1.23               58.6%     50.1%
  223               NAP            $     290,463   $     300,713     1.53       1.48              1.21               66.0%     59.2%
  224               NAP            $     284,852   $     287,120     1.47       1.46              1.20               68.6%     65.9%
  225           12/31/2004         $     298,061   $     321,321     1.70       1.57              1.27               72.2%     64.4%
  226               NAP            $     347,727   $     382,510     1.56       1.42              1.42               69.7%     51.0%
  227               NAP            $     363,517   $     365,690     1.55       1.54              1.54               61.2%     51.7%
  228          T-12 (09/05)        $     304,051   $     343,778     1.79       1.58              1.58               68.4%     68.4%
  229           T-6 (07/05)        $     273,211   $     306,184     1.37       1.22              1.22               77.7%     64.9%
  230          T-12 (09/05)        $     260,470   $     272,470     1.49       1.42              1.18               76.2%     66.2%
  231       T-6 (06/30/05) Ann.    $     279,329   $     329,375     1.77       1.50              1.25               77.1%     74.2%
  232       T-9 (09/30/05) Ann.    $     285,114   $     323,296     1.45       1.28              1.28               75.5%     63.7%
  233          T-12 (10/05)        $     296,268   $     317,675     1.48       1.38              1.38               57.3%     48.2%
  234               NAP            $     236,400   $     236,400     1.16       1.16              1.16               74.7%     62.1%
  235          T-12 (04/05)        $     274,417   $     339,564     1.69       1.36              1.36               76.8%     71.7%
  236         T-12 (08/31/05)      $     246,697   $     262,621     1.56       1.47              1.20               71.4%     61.3%
  237         T-12 (10/31/05)      $     258,473   $     264,135     1.53       1.50              1.24               76.9%     71.7%
  238         T-12 (09/30/05)      $     250,218   $     273,645     1.75       1.60              1.29               74.4%     65.0%
  239          T-12 (10/05)        $     249,267   $     264,871     1.54       1.45              1.21               78.4%     69.3%
  240          T-12 (09/05)        $     282,141   $     297,144     1.45       1.38              1.38               76.1%     64.5%
  241       T-8 (08/31/05) Ann.    $     239,262   $     259,508     1.32       1.22              1.22               73.1%     61.3%
  242          T-12 (01/06)        $     281,250   $     291,250     1.41       1.37              1.37               62.5%     53.1%
  243         T-12 (08/31/05)      $     262,578   $     283,574     1.42       1.32              1.32               74.5%     63.1%
  244         T-12 (07/31/05)      $     241,426   $     242,875     1.61       1.60              1.60               72.7%     72.7%
  245          T-12 (08/05)        $     243,760   $     257,260     1.50       1.42              1.20               75.9%     66.1%
  246           12/31/2004         $     284,803   $     291,129     1.53       1.50              1.50               68.0%     57.1%
  247          T-12 (10/05)        $     261,624   $     275,624     1.41       1.34              1.34               77.6%     65.8%
  248         T-12 (07/31/05)      $     229,684   $     241,658     1.31       1.24              1.24               69.5%     58.2%
  249           12/31/2004         $     232,066   $     263,080     1.76       1.55              1.26               77.7%     66.5%
  250               NAP            $     226,254   $     240,178     1.30       1.22              1.22               77.2%     64.8%
  251         T-12 (07/31/05)      $     232,367   $     245,073     1.36       1.29              1.29               79.0%     66.1%
  252         T-12 (07/31/05)      $     237,371   $     246,621     1.86       1.79              1.40               79.5%     73.4%
  253          T-12 (08/05)        $     241,353   $     260,735     1.36       1.26              1.26               74.1%     63.2%
  254          T-12 (09/05)        $     235,102   $     250,352     1.60       1.51              1.26               75.0%     66.4%
  255       T-9 (09/30/05) Ann.    $     208,790   $     224,423     1.55       1.44              1.18               60.5%     56.2%
  256          T-12 (12/05)        $     250,237   $     283,481     1.84       1.63              1.36               80.0%     70.7%
  257       T-9 (09/30/05) Ann.    $     249,357   $     259,357     1.25       1.20              1.20               64.7%     41.4%
  258               NAP            $     218,162   $     225,622     1.65       1.60              1.29               65.0%     60.3%
  259               NAP            $     200,916   $     210,291     1.56       1.49              1.20               79.7%     74.0%
  260         T-12 (10/31/05)      $     374,790   $     394,044     2.28       2.17              2.17               55.4%     46.7%
  261      T-10 (10/31/05) Ann.    $     254,726   $     268,163     1.42       1.35              1.35               68.3%     52.7%
  262               NAP            $     238,403   $     264,991     1.54       1.39              1.39               62.2%     52.5%
  263          T-12 (10/05)        $     213,220   $     221,220     1.25       1.21              1.21               66.7%     62.6%
  264               NAP            $     193,005   $     202,905     1.59       1.51              1.21               72.7%     63.5%
  265         T-12 (10/31/05)      $     210,436   $     225,351     1.38       1.29              1.29               78.5%     65.9%
  266          T-12 (09/05)        $     210,163   $     223,247     1.58       1.49              1.25               79.2%     70.1%
  267          T-12 (11/05)        $     261,319   $     266,719     1.63       1.60              1.60               73.3%     61.8%
  268               NAP            $     193,058   $     201,466     1.25       1.20              1.20               78.1%     65.6%
  269         T-12 (05/31/05)      $     190,154   $     219,327     1.45       1.26              1.26               78.3%     65.1%
  270      Annualized (05/31/05)   $     189,541   $     191,001     1.26       1.25              1.25               76.9%     64.2%
  271          T-12 (12/05)        $     203,588   $     212,318     1.33       1.27              1.27               69.9%     59.4%
  272               NAP            $     198,194   $     198,744     1.28       1.28              1.28               74.8%     63.0%
  273               NAP            $     248,919   $     265,299     2.23       2.09              1.39               74.6%     51.3%
  274         T-12 (07/30/05)      $     224,938   $     237,938     2.18       2.06              1.61               79.4%     73.3%
  275               NAP            $     186,389   $     206,813     1.83       1.65              1.33               80.8%     70.6%
  276           12/31/2004         $     193,261   $     214,761     1.47       1.32              1.32               70.3%     59.5%
  277         T-12 (10/31/05)      $     193,786   $     229,589     1.47       1.24              1.24               73.7%     56.9%
  278          T-12 (09/05)        $     196,100   $     229,208     1.58       1.36              1.36               73.9%     63.0%
  279          T-12 (08/05)        $     177,174   $     183,717     1.39       1.34              1.34               79.6%     66.6%
  280               NAP            $     180,180   $     208,526     1.52       1.31              1.31               70.4%     59.4%
  281          T-12 (12/05)        $     180,267   $     187,467     1.40       1.35              1.35               74.7%     62.8%
  282               NAP            $     161,154   $     167,574     1.62       1.56              1.25               62.6%     54.6%
  283          T-12 (10/05)        $     162,555   $     179,559     1.64       1.48              1.23               79.2%     69.8%
  284               NAP            $     159,469   $     173,587     1.69       1.55              1.26               80.0%     69.9%
  285          T-12 (10/05)        $     176,001   $     190,615     1.41       1.30              1.30               77.1%     65.5%
  286          T-12 (09/05)        $     186,590   $     192,454     1.32       1.28              1.28               67.6%     52.5%
  287          T-12 (09/05)        $     191,281   $     200,463     1.84       1.75              1.47               75.9%     65.7%
  288          T-12 (10/05)        $     160,650   $     172,593     1.33       1.23              1.23               68.6%     58.4%
  289               NAP            $     280,924   $     289,903     2.16       2.10              2.10               39.9%     30.7%
  290       T-9 (09/30/05) Ann.    $     152,901   $     162,295     1.80       1.69              1.34               68.6%     63.5%
  291               NAP            $     309,148   $     311,371     2.70       2.68              2.68               32.9%     27.7%
  292          T-12 (12/05)        $     147,183   $     153,134     1.26       1.21              1.21               77.9%     60.3%
  293          T-12 (09/05)        $     209,453   $     241,953     2.19       1.89              1.89               48.3%     40.8%
  294         T-12 (06/30/05)      $     149,270   $     155,970     1.47       1.41              1.41               78.8%     65.8%
  295               NAP            $     147,247   $     153,140     1.42       1.36              1.36               75.6%     64.4%
  296          T-12 (09/05)        $     330,536   $     372,648     3.46       3.07              3.07               23.4%     19.9%
  297          T-12 (10/05)        $     138,653   $     143,337     1.40       1.36              1.36               72.3%     61.3%

  298          T-12 (12/05)        $      64,571   $      68,953     1.28       1.20              1.20               67.0%     53.4%
  299          T-12 (12/05)        $      39,074   $      41,725     1.28       1.20              1.20               67.0%     53.4%
  300          T-12 (12/05)        $      34,107   $      36,421     1.28       1.20              1.20               67.0%     53.4%
  301        T-9 (09/05) Ann.      $     143,775   $     159,620     1.64       1.47              1.47               73.4%     62.2%
  302           12/31/2004         $     115,591   $     122,341     1.43       1.35              1.35               79.2%     66.4%
  303        T-6 (06/05) Ann.      $     109,227   $     130,727     1.59       1.33              1.33               63.3%     52.9%
  304               NAP            $     143,049   $     149,925     2.10       2.00              1.68               50.0%     46.8%
  305       T-4 (09/30/05) Ann.    $     102,042   $     110,776     1.74       1.60              1.25               76.8%     63.7%
  306       T-9 (09/30/05) Ann.    $     116,581   $     130,581     1.75       1.56              1.56               68.9%     58.3%
  307               NAP            $      92,219   $     100,122     1.33       1.23              1.23               73.5%     62.4%
  308            T-6 Ann.          $      98,722   $     106,231     1.49       1.38              1.38               79.9%     67.8%

                                                                     1.59       1.45              1.32               71.9%     63.0%

MORTGAGE       BALLOON       APPRAISED   VALUATION                                                            LEASE
LOAN NO.       BALANCE           VALUE    DATE(12)    LARGEST TENANT(13)                                 EXPIRATION DATE    % NSF
------------------------------------------------------------------------------------------------------------------------------------

   1       $67,332,688    $177,000,000   06/01/2005   NAP                                                      NAP            NAP
   2       $44,678,700    $111,000,000   06/01/2005   NAP                                                      NAP            NAP
   3       $37,127,370    $ 90,000,000   06/01/2005   NAP                                                      NAP            NAP
   4       $29,576,041    $ 95,000,000   06/01/2005   NAP                                                      NAP            NAP
   5       $16,361,214    $ 43,200,000   06/01/2005   NAP                                                      NAP            NAP

   6       $37,280,000    $ 46,600,000   12/13/2005   Booz Allen Hamilton, Inc.                             12/31/2015     100.0%
   7       $24,000,000    $ 30,300,000   12/13/2005   Northrop Grumman Systems Corporation                  07/31/2012     100.0%
   8       $10,939,000    $ 14,000,000   12/14/2005   Arbitron Inc.                                         12/31/2009      26.6%
   9       $ 6,519,000    $  8,200,000   12/14/2005   SAIC                                                  08/31/2008      58.7%
   10      $ 6,320,000    $  7,900,000   12/14/2005   Essex Corporation                                     05/31/2012     100.0%
   11      $ 6,280,500    $  7,900,000   12/14/2005   American Home Mortgage Corporation                    08/31/2009     100.0%
   12      $ 5,406,000    $  6,800,000   12/14/2005   EVI Technology, LLC                                   02/28/2016     100.0%
   13      $ 4,849,500    $  6,100,000   12/14/2005   Coram Healthcare Corp                                 03/31/2010      41.4%
   14      $ 4,000,000    $  5,000,000   12/14/2005   Harris Corporation                                    10/31/2010      80.2%
   15      $ 2,949,000    $  3,700,000   12/14/2005   Avnet, Inc.                                           12/31/2009     100.0%

   16      $25,654,150    $ 35,750,000   11/01/2005   NAP                                                      NAP            NAP
   17      $22,963,155    $ 32,000,000   11/07/2005   NAP                                                      NAP            NAP
   18      $20,047,911    $ 28,710,000   11/04/2005   NAP                                                      NAP            NAP
   19      $19,016,363    $ 26,500,000   10/31/2005   NAP                                                      NAP            NAP

   20      $32,642,121    $ 55,500,000   12/01/2005   Thomson, Inc.                                         06/30/2008      67.4%
   21      $13,939,068    $ 23,900,000   12/01/2005   United States Postal Service                          12/31/2010      50.0%
   22       $9,410,341    $ 16,000,000   12/01/2005   Sur La Table, Inc.                                    01/31/2014      50.0%
   23       $7,822,346    $ 13,300,000   12/01/2005   Logisco                                               01/31/2011     100.0%
   24      $56,597,803    $ 88,000,000   12/04/2005   Bed Bath & Beyond, Inc.                               01/31/2012       7.6%
   25      $53,712,096    $ 77,500,000   10/27/2005   Miller & Martin, PLLC                                 02/29/2016      13.9%

   26      $15,781,616    $ 26,000,000   02/01/2006   Champman University                                   11/30/2015      20.5%
   27      $11,527,298    $ 19,000,000   05/18/2005   Circuit City                                          12/31/2020      51.2%
   28      $10,921,908    $ 18,000,000   12/01/2005   Crush                                                 01/31/2015      24.5%

   29      $19,387,112    $ 29,300,000   12/06/2005   AllState                                              12/31/2015     100.0%
   30      $18,129,928    $ 27,400,000   12/08/2005   AllState                                              12/31/2015     100.0%
   31      $40,179,000    $ 68,900,000   11/01/2005   BJ's Wholesale Club, Inc.                             10/31/2025      35.9%
   32      $38,000,000    $ 49,500,000   11/23/2005   First Insurance Company of Hawaii, Ltd.               02/28/2018      49.8%
   33      $34,522,100    $ 53,500,000   09/14/2005   Ralphs Grocery                                        12/31/2022      32.2%

   34      $11,995,471    $ 15,900,000   10/11/2005   Hob-Lob, LP                                           12/31/2013      42.9%
   35      $ 9,939,010    $ 13,750,000   10/11/2005   Staples, Inc.                                         09/30/2012      29.6%
   36      $ 5,038,263    $  6,200,000   10/11/2005   Beauty Brands                                         12/31/2009      30.3%
   37      $ 3,370,934    $  4,600,000   10/11/2005   Cingular Wireless                                     12/31/2006      26.7%
   38      $ 2,633,562    $  3,450,000   10/11/2005   Cardinal Fitness                                      09/30/2010      63.0%

   39      $23,731,496    $ 43,000,000   11/10/2005   Petsmart                                              09/30/2015     100.0%
   40      $11,840,690    $ 20,300,000   11/03/2005   Raytheon Company                                      06/30/2014     100.0%
   41      $35,000,000    $ 47,000,000   10/03/2005   Publix                                                11/30/2024      35.3%

   42      $12,198,130    $ 25,500,000   01/01/2006   Schneider Resources, Inc.                             02/28/2021     100.0%
   43      $ 9,725,714    $ 24,150,000   04/21/2006   Wal-Mart Stores East, LP                              12/31/2020     100.0%
   44      $30,245,000    $ 48,000,000   04/18/2005   BYSIS                                                 08/31/2017      95.5%
   45      $28,340,248    $ 40,000,000   12/05/2005   Farmers New World Life Insurance Company              12/31/2020     100.0%
   46      $24,423,783    $ 39,200,000   11/03/2005   Euromarket Designs, Inc. (C&B)                        11/20/2025     100.0%
   47      $22,596,036    $ 38,300,000   12/14/2005   Northrop Grumman Space & Mission Systems Corp.        01/31/2012     100.0%
   48      $23,336,627    $ 32,000,000   06/15/2005   The Bon-Ton Department Store                          02/01/2014      39.4%
   49      $24,080,000    $ 30,100,000   11/09/2005   NAP                                                      NAP            NAP
   50      $21,413,952    $ 30,300,000   11/30/2005   Facey Medical Foundation                              08/31/2020      37.6%
   51      $19,312,440    $ 31,500,000   07/13/2005   Plexus EAC                                            11/30/2016      59.7%
   52      $20,548,274    $ 32,200,000   09/28/2005   Ross Dress for Less                                   01/31/2014      19.1%
   53      $19,737,928    $ 34,200,000   10/18/2005   NAP                                                      NAP            NAP
   54      $18,509,707    $ 28,200,000   07/15/2005   Midatlantic Cardiovascular                            06/30/2016      11.3%
   55      $20,316,441    $ 26,000,000   12/02/2005   PST Services                                          12/31/2009      10.4%
   56      $17,885,686    $ 27,000,000   07/28/2005   NAP                                                      NAP            NAP
   57      $17,911,318    $ 25,150,000   08/22/2005   NAP                                                      NAP            NAP
   58      $17,207,094    $ 25,900,000   07/28/2005   Kmart Corporation                                     10/31/2006      38.7%
   59      $17,128,975    $ 24,000,000   06/10/2005   Office Depot, Inc.                                    11/30/2015      20.3%

   60      $ 5,997,350    $ 10,200,000   07/15/2005   Citizens Property Insurance                           10/31/2015     100.0%
   61      $ 5,432,557    $ 10,150,000   09/01/2005   Wickes Furniture Company                              11/30/2020     100.0%
   62      $ 4,278,000    $  9,200,000   06/15/2005   Stonebridge Dental                                    10/31/2007      10.4%
   63      $ 3,053,250    $  5,175,000   07/11/2005   Rasmussen College                                     06/30/2015     100.0%
   64      $14,232,057    $ 23,600,000   07/22/2005   Tweeters                                              06/30/2016       8.5%

   65      $ 5,736,117    $  8,600,000   09/16/2005   TJ Maxx of Illinois, Inc.                             01/31/2011      35.8%
   66      $ 5,469,321    $  8,700,000   04/01/2006   Sofa Express Inc.                                     03/04/2011      36.5%
   67      $ 4,218,715    $  7,150,000   04/01/2006   Guitar Center Stores Inc.                             03/22/2011      31.0%
   68      $15,798,469    $ 22,800,000   12/08/2005   NAP                                                      NAP            NAP
   69      $15,118,675    $ 22,480,000   08/23/2005   Danky's Sport Bar & Grille                            08/31/2014      12.7%
   70      $15,871,310    $ 21,500,000   11/01/2005   La-Z-Boy                                              10/14/2015      36.2%
   71      $14,654,036    $ 25,500,000   06/17/2005   NAP                                                      NAP            NAP
   72      $14,870,406    $ 21,500,000   07/28/2005   Giant Food Stores                                     08/31/2025      68.5%

   73      $ 8,106,765    $ 11,900,000   12/01/2005   Back Bay Restaurant Group                             11/06/2013      40.0%
   74      $ 3,443,582    $  4,800,000   12/01/2005   Healthtrax                                            03/31/2010      72.7%
   75      $ 2,833,781    $  3,950,000   12/01/2005   Circle Furniture                                      05/15/2009      22.1%
   76      $13,974,006    $ 20,000,000   10/13/2005   NAP                                                      NAP            NAP
   77      $15,675,000    $ 21,200,000   11/20/2005   H.E.B. Grocery Co.                                    02/28/2017      79.2%
   78      $14,452,890    $ 19,300,000   10/18/2005   NAP                                                      NAP            NAP
   79      $13,746,193    $ 21,500,000   02/04/2005   NAP                                                      NAP            NAP
   80      $12,941,179    $ 19,700,000   07/25/2005   BI-LO, LLC                                            11/30/2024      60.9%
   81      $14,425,500    $ 24,450,000   01/01/2006   Schnucks Food                                         04/30/2020      46.1%
   82      $11,908,616    $ 20,000,000   10/21/2005   Gambro                                                07/31/2009       8.4%
   83      $12,336,597    $ 18,220,000   11/03/2005   NAP                                                      NAP            NAP
   84      $12,986,276    $ 17,800,000   06/21/2005   Shaw's Supermarkets                                   02/28/2021      62.3%
   85      $12,961,081    $ 17,700,000   11/23/2005   NAP                                                      NAP            NAP
   86      $11,813,359    $ 18,800,000   07/25/2005   NAP                                                      NAP            NAP
   87      $12,114,526    $ 17,000,000   07/20/2005   TJ Maxx                                               10/31/2008      21.8%
   88      $11,480,927    $ 17,100,000   10/06/2005   Gold's Gym                                            05/31/2010      38.3%

   89      $ 4,816,482    $  7,190,000   09/23/2005   NAP                                                      NAP            NAP
   90      $ 3,617,386    $  5,400,000   09/23/2005   NAP                                                      NAP            NAP
   91      $ 2,820,221    $  4,210,000   09/23/2005   NAP                                                      NAP            NAP
   92      $11,608,493    $ 16,300,000   05/16/2005   Comerica Bank - Training Center                       09/30/2009      16.8%
   93      $10,883,151    $ 17,000,000   07/11/2005   Bridges, Billiards, & Grill                           05/31/2007       8.4%
   94      $11,556,552    $ 15,700,000   05/19/2005   NAP                                                      NAP            NAP
   95      $10,476,534    $ 17,300,000   09/29/2005   Pathmark                                              05/31/2015      55.6%
   96      $11,154,051    $ 15,200,000   08/17/2005   NAP                                                      NAP            NAP
   97      $ 9,557,260    $ 16,300,000   08/23/2005   Roja, LLC                                             12/31/2014      11.3%
   98      $11,141,757    $ 15,600,000   09/14/2005   NAP                                                      NAP            NAP
   99      $11,002,638    $ 14,900,000   07/11/2005   Advanced Imaging Partners                             03/31/2011      28.0%
  100      $10,250,416    $ 15,000,000   06/05/2005   Harris Teeter                                         04/11/2025      66.5%
  101      $11,750,000    $ 17,600,000   11/01/2005   Sparling Technology, Inc.                             08/31/2011      42.1%
  102      $ 9,392,711    $ 16,200,000   10/21/2005   County of Orange                                      02/28/2013       8.9%
  103      $ 9,277,608    $ 14,600,000   08/01/2005   NAP                                                      NAP            NAP
  104      $ 9,297,773    $ 13,790,000   10/06/2005   NAP                                                      NAP            NAP
  105      $ 8,287,459    $ 14,800,000   08/29/2005   Thomasville                                           06/30/2015      21.3%
  106      $ 9,610,139    $ 15,000,000   11/24/2004   NAP                                                      NAP            NAP
  107      $ 9,506,609    $ 14,430,000   11/10/2005   Circuit City Stores, Inc                              01/31/2018      50.2%
  108      $ 8,901,704    $ 14,400,000   06/14/2004   North Shore Community Services                        10/31/2012      57.1%

  109      $ 5,784,411    $  9,300,000   10/18/2005   Ollie's Bargain Outlet                                04/30/2008      37.2%
  110      $   808,573    $  1,300,000   10/21/2005   Dollar General                                        08/31/2011      50.0%
  111      $   317,210    $    510,000   10/18/2005   Dollar General                                        01/31/2014     100.0%
  112      $   286,110    $    460,000   10/18/2005   Dollar General                                        06/30/2009     100.0%
  113      $   279,891    $    450,000   10/18/2005   Dollar General                                        10/31/2012     100.0%
  114      $   267,452    $    430,000   10/18/2005   Dollar General                                        10/31/2011     100.0%
  115      $   261,232    $    420,000   10/18/2005   Dollar General                                        08/31/2013     100.0%
  116      $ 8,091,904    $ 12,000,000   10/13/2005   Food Lion                                             05/21/2022      63.4%
  117      $ 9,558,000    $ 16,350,000   10/17/2005   DSW Shoe Warehouse                                    01/31/2016      31.1%
  118      $ 8,732,597    $ 11,900,000   10/28/2005   NAP                                                      NAP            NAP
  119      $ 9,250,000    $ 13,400,000   10/10/2005   NAP                                                      NAP            NAP
  120      $ 7,401,100    $ 14,360,000   12/01/2005   J.C. Penney                                           08/31/2006      19.2%
  121      $ 7,510,805    $ 11,410,000   09/07/2005   Indigo Joe's Sports Pub & Restaurant                  08/31/2015      10.9%
  122      $ 7,453,402    $ 13,600,000   10/14/2005   24 Hour Fitness USA, Inc.                             04/30/2027     100.0%
  123      $ 7,697,868    $ 11,500,000   11/16/2005   NAP                                                      NAP            NAP
  124      $ 7,232,347    $ 10,820,000   05/17/2005   Wild Oats Markets, Inc. dba Henry's Marketplace       01/31/2021      55.8%
  125      $ 6,854,074    $ 10,670,000   10/11/2005   NAP                                                      NAP            NAP
  126      $ 6,890,661    $ 14,500,000   10/14/2005   NAP                                                      NAP            NAP
  127      $ 6,645,016    $ 10,400,000   06/13/2005   NAP                                                      NAP            NAP
  128      $ 6,609,553    $ 11,050,000   09/01/2005   Men's Fashion                                         05/31/2007       9.9%
  129      $ 6,936,493    $ 10,600,000   10/04/2005   NAP                                                      NAP            NAP
  130      $ 6,813,245    $ 10,000,000   10/05/2005   Chilly TJJ's Incorporated                             01/04/2007      16.3%
  131      $ 6,319,238    $  9,500,000   08/08/2005   Sleepy's Inc.                                         11/30/2007      20.2%
  132      $ 6,325,580    $  9,450,000   10/26/2005   NAP                                                      NAP            NAP
  133      $ 6,718,582    $ 10,000,000   01/01/2006   Mission Federal Credit Union                          05/31/2015      16.6%
  134      $ 6,316,496    $  9,650,000   11/15/2005   Mikado II                                             01/31/2011      15.3%
  135      $ 4,683,844    $ 10,500,000   09/02/2005   Cobb Theater                                          10/30/2024     100.0%
  136      $ 6,058,502    $  9,000,000   09/01/2005   Thomasville                                           11/30/2020      50.0%
  137      $ 4,556,094    $ 12,600,000   10/06/2005   NAP                                                      NAP            NAP
  138      $ 5,972,689    $ 10,200,000   06/07/2005   Z Gallerie                                            04/30/2015     100.0%
  139      $ 6,240,909    $  9,000,000   09/02/2005   NAP                                                      NAP            NAP
  140      $ 5,883,336    $  9,000,000   08/23/2005   Sports Authority                                      12/31/2019      78.2%
  141      $ 5,325,463    $ 10,100,000   07/19/2005   24 Hour Fitness USA, Inc.                             10/15/2025     100.0%
  142      $ 6,189,729    $  8,900,000   08/04/2005   J&M Sales, Inc. d/b/a Fallas Parades                  04/30/2013      36.6%
  143      $ 5,742,712    $ 10,100,000   07/26/2005   Planned System Integrations (PSI)                     06/12/2013      70.6%
  144      $ 6,700,000    $ 10,000,000   10/25/2005   NAP                                                      NAP            NAP
  145      $ 5,599,229    $ 11,000,000   08/22/2005   Bentley World Packaging                               03/31/2008      46.2%
  146      $ 5,664,689    $  8,450,000   10/28/2005   Panera Bread                                          05/31/2020      14.2%
  147      $ 5,866,846    $  9,050,000   03/21/2005   Tom's Food Market, Inc                                09/30/2018      39.2%
  148      $ 5,311,543    $  8,300,000   06/28/2005   Weis Markets                                          06/30/2010      31.5%
  149      $ 5,272,408    $  7,900,000   10/27/2005   NAP                                                      NAP            NAP
  150      $ 5,216,685    $  8,100,000   10/17/2005   Pizza Pro                                             03/03/2009      14.1%
  151      $ 5,140,263    $  8,150,000   11/09/2005   NAP                                                      NAP            NAP
  152      $ 4,680,043    $  9,000,000   10/24/2005   NAP                                                      NAP            NAP
  153      $ 5,100,003    $  8,300,000   10/10/2005   NAP                                                      NAP            NAP
  154      $ 5,040,436    $  8,600,000   08/28/2005   Walgreen Co.                                          10/31/2080     100.0%
  155      $ 4,629,627    $  8,200,000   08/03/2005   NAP                                                      NAP            NAP
  156      $ 4,947,836    $  9,400,000   08/31/2005   American Hotel Register Company                       07/31/2016     100.0%
  157      $ 5,565,642    $  7,450,000   10/27/2005   Ortale, Kelly, Herbert & Crawford                     10/31/2009      22.5%

  158      $ 3,593,015    $  5,150,000   09/21/2005   Saertex USA                                           11/30/2015      59.3%
  159      $ 1,482,555    $  2,125,000   09/20/2005   Hunter Engineering                                    08/31/2007      19.1%
  160      $ 4,401,447    $  7,250,000   11/04/2005   Wendel Duschscherer                                   03/31/2015      58.3%
  161      $ 4,557,304    $  7,200,000   08/03/2005   Peppinos Inc.                                         04/30/2007      14.8%
  162      $ 4,502,152    $  8,100,000   11/21/2005   NAP                                                      NAP            NAP
  163      $ 4,672,525    $  7,500,000   07/25/2005   NAP                                                      NAP            NAP
  164      $ 4,420,186    $  7,200,000   08/01/2005   Painter & Allied                                      10/25/2011      43.0%
  165      $ 4,423,030    $ 10,650,000   08/08/2005   NAP                                                      NAP            NAP
  166      $ 3,406,400    $  6,900,000   08/10/2005   University of Arizona                                 06/30/2008     100.0%
  167      $ 4,716,858    $  7,500,000   10/04/2005   Banner Health                                         07/31/2008      22.1%
  168      $ 4,444,048    $  6,500,000   10/31/2005   NAP                                                      NAP            NAP
  169      $ 4,261,290    $  7,260,000   09/29/2005   TW Metals, Inc. - Carol Stream, IL                    10/31/2025     100.0%
  170      $ 4,300,595    $  6,950,000   06/03/2005   Waterstone Market                                     11/18/2013      31.8%
  171      $ 4,321,935    $  6,900,000   07/25/2005   Greene-Hazel & Associates                             12/31/2014      34.1%
  172      $ 4,363,226    $  7,400,000   08/20/2005   Circuit City                                          02/29/2020     100.0%
  173      $ 4,230,337    $  6,800,000   07/15/2005   SKCAY Enterprises & San Diego Volleyball Club         06/30/2015      40.6%
  174      $ 4,212,439    $  8,100,000   08/22/2005   NAP                                                      NAP            NAP
  175      $ 4,144,391    $  6,550,000   07/07/2005   Walgreens                                             07/31/2061     100.0%
  176      $ 3,808,556    $  7,000,000   04/11/2005   NAP                                                      NAP            NAP
  177      $ 4,099,339    $  6,200,000   07/05/2005   Brand Bank                                            07/31/2020      38.8%
  178      $ 4,057,138    $  6,025,000   12/10/2005   Romelco OHS Exec. Suites                              06/30/2010      11.2%
  179      $ 4,251,067    $  6,150,000   12/13/2005   NAP                                                      NAP            NAP
  180      $ 4,092,705    $  6,700,000   08/20/2005   Stein Mart, Inc.                                      10/31/2019     100.0%
  181      $ 3,840,355    $  6,000,000   07/07/2005   Marlow's                                              07/01/2015      16.0%
  182      $ 4,023,897    $  5,750,000   07/13/2005   NAP                                                      NAP            NAP
  183      $ 3,624,252    $  6,600,000   09/28/2005   NAP                                                      NAP            NAP
  184      $ 4,543,000    $  7,900,000   10/01/2005   Ridge Tool Company                                    12/31/2015     100.0%
  185      $ 3,782,042    $  6,100,000   09/17/2005   AAA                                                   12/31/2006      22.9%
  186      $ 3,773,857    $  6,600,000   10/21/2005   St. Margaret's School                                 09/30/2008      40.9%
  187      $ 3,770,703    $  8,800,000   08/18/2005   NAP                                                      NAP            NAP
  188      $ 3,938,495    $  5,700,000   11/15/2005   The Blindspot                                         03/31/2011      22.2%
  189      $ 4,005,964    $  6,570,000   11/02/2005   Barbeques Galore                                      08/31/2011      53.3%
  190      $ 3,907,571    $  6,500,000   06/29/2005   Roy H Long Realty Co                                  04/30/2013      42.9%
  191      $ 3,721,714    $  5,760,000   10/31/2005   NAP                                                      NAP            NAP
  192      $ 3,423,476    $  6,100,000   07/19/2005   FAMSA                                                 12/31/2020     100.0%
  193      $ 3,761,781    $  5,550,000   10/18/2005   NAP                                                      NAP            NAP
  194      $ 3,834,069    $  5,700,000   10/11/2005   NAP                                                      NAP            NAP

  195      $ 1,279,753    $  1,950,000   10/19/2005   Social Security Admin                                 09/03/2022     100.0%
  196      $   577,530    $    880,000   10/19/2005   Dollar General                                        06/30/2015     100.0%
  197      $   492,213    $    750,000   10/19/2005   Dollar General                                        11/30/2015     100.0%
  198      $   485,650    $    740,000   10/19/2005   Auto Point                                            05/31/2011      55.6%
  199      $   446,273    $    680,000   10/19/2005   Dollar General                                        02/28/2015     100.0%
  200      $   433,147    $    660,000   10/19/2005   Dollar General                                        08/31/2015     100.0%
  201      $ 3,656,707    $  6,000,000   08/19/2005   Walgreens                                             09/30/2080     100.0%
  202      $ 3,977,425    $  6,300,000   10/21/2005   Ski.com                                               08/31/2013      19.7%
  203      $ 3,579,741    $  5,675,000   05/01/2006   Trader Joe's                                          01/31/2016      47.4%
  204      $ 3,802,220    $  6,000,000   04/27/2005   Pfizer Inc                                            07/14/2008     100.0%
  205      $ 2,676,307    $  7,000,000   10/06/2005   NAP                                                      NAP            NAP
  206      $ 3,498,501    $  5,300,000   07/28/2005   Surgery Center of Lancaster                           05/31/2022      54.0%
  207      $ 3,597,871    $  5,600,000   10/05/2005   U.S. Government                                       09/30/2007      25.4%
  208      $ 3,446,573    $  5,775,000   01/25/2005   Bruno's                                               06/01/2025     100.0%
  209      $ 3,731,599    $  5,290,000   04/05/2005   NAP                                                      NAP            NAP
  210      $ 3,359,864    $  6,100,000   10/14/2005   TW Metals, Inc.                                       10/31/2025     100.0%
  211      $ 3,420,768    $  7,500,000   08/24/2005   NAP                                                      NAP            NAP
  212      $ 3,435,727    $  5,760,000   11/18/2005   Walgreen Co.                                          12/31/2079     100.0%
  213      $ 3,365,908    $  5,000,000   10/12/2005   NAP                                                      NAP            NAP
  214      $ 3,483,415    $  5,800,000   09/01/2005   Weston's Market                                       01/31/2010      13.1%
  215      $ 3,067,432    $  4,950,000   09/26/2005   Walgreens                                             08/31/2080     100.0%
  216      $ 3,260,119    $  5,970,000   09/01/2005   Ramona Auto Services, Inc.                            06/30/2013      37.3%
  217      $ 2,991,097    $  5,530,000   10/02/2005   TW-Metals Inc. - Forest Park, GA                      10/31/2025     100.0%
  218      $ 3,208,755    $  4,750,000   08/19/2005   Northern Tool & Equipment                             03/01/2020      48.2%
  219      $ 3,015,854    $  5,300,000   01/31/2005   Food World                                            06/29/2025      89.6%
  220      $ 3,054,562    $  4,500,000   10/25/2005   NYSARC, INC.                                          04/30/2014      51.3%
  221      $ 3,039,166    $  4,600,000   11/28/2005   New Hope Community Church                             11/30/2005      21.3%
  222      $ 3,003,951    $  6,000,000   10/31/2005   Adjoined Consulting, Inc.                             01/01/2016      43.5%
  223      $ 3,138,050    $  5,300,000   10/19/2005   NAP                                                      NAP            NAP
  224      $ 3,362,548    $  5,100,000   10/03/2005   Walgreens                                             01/31/2059     100.0%
  225      $ 3,125,539    $  4,850,000   07/25/2005   Metropolis Label Corp.                                01/31/2010      47.4%
  226      $ 2,498,401    $  4,900,000   08/04/2005   Advanced Circuits                                     10/01/2020     100.0%
  227      $ 2,845,098    $  5,500,000   10/25/2005   Walgreen Co.                                          05/31/2027     100.0%
  228      $ 3,350,000    $  4,900,000   10/10/2005   Technology Collaborative                              06/30/2006      18.8%
  229      $ 2,792,490    $  4,300,000   07/28/2005   Richard Mattison                                      06/30/2010      15.1%
  230      $ 2,782,358    $  4,200,000   09/19/2005   NAP                                                      NAP            NAP
  231      $ 3,080,731    $  4,150,000   10/01/2005   Neopost                                               05/14/2008      27.9%
  232      $ 2,692,726    $  4,230,000   10/18/2005   The GEO Group                                         02/28/2009      15.3%
  233      $ 2,605,435    $  5,400,000   11/09/2005   Albertsons                                            09/30/2011      93.2%
  234      $ 2,559,233    $  4,120,000   09/19/2005   CVS                                                   01/31/2026     100.0%
  235      $ 2,867,141    $  4,000,000   05/12/2005   The Looney Bin                                        12/31/2007      11.1%
  236      $ 2,575,249    $  4,200,000   10/11/2005   Tandy Corp, dba Radio Shack                           01/01/2010      17.4%
  237      $ 2,797,330    $  3,900,000   10/28/2005   NAP                                                      NAP            NAP
  238      $ 2,533,213    $  3,900,000   08/31/2005   Media Evolution                                       11/30/2008      19.4%
  239      $ 2,565,436    $  3,700,000   10/11/2005   NAP                                                      NAP            NAP
  240      $ 2,451,231    $  3,800,000   11/21/2005   NAP                                                      NAP            NAP
  241      $ 2,422,561    $  3,950,000   10/06/2005   Anytime Fitness                                       08/10/2010      21.6%
  242      $ 2,442,221    $  4,600,000   11/03/2005   NAP                                                      NAP            NAP
  243      $ 2,397,584    $  3,800,000   09/06/2005   Family Medical Care, P.A.                             10/31/2010      27.9%
  244      $ 2,800,000    $  3,850,000   07/21/2005   Walgreen, Co.                                         01/31/2053     100.0%
  245      $ 2,437,318    $  3,689,000   01/01/2006   NAP                                                      NAP            NAP
  246      $ 2,340,468    $  4,100,000   08/11/2005   Texas Roadhouse                                       06/07/2008      33.5%
  247      $ 2,334,276    $  3,550,000   10/11/2005   NAP                                                      NAP            NAP
  248      $ 2,292,282    $  3,940,000   08/01/2005   Thai Restaurant                                       08/31/2009      40.0%
  249      $ 2,328,098    $  3,500,000   07/01/2005   Threads of Time                                       08/31/2007      12.9%
  250      $ 2,268,667    $  3,500,000   10/14/2005   Panda Express                                         09/30/2015      30.2%
  251      $ 2,249,036    $  3,400,000   08/18/2005   Black Belt Academy, Inc.                              08/15/2014      22.9%
  252      $ 2,457,580    $  3,350,000   08/17/2005   NAP                                                      NAP            NAP
  253      $ 2,259,673    $  3,575,000   09/01/2005   Wilson Ear, Nose & Throat                             06/30/2010      26.8%
  254      $ 2,322,881    $  3,500,000   11/02/2005   NAP                                                      NAP            NAP
  255      $ 2,418,594    $  4,300,000   10/21/2005   Amen Wardy                                            10/31/2009      25.8%
  256      $ 2,298,830    $  3,250,000   12/20/2005   NAP                                                      NAP            NAP
  257      $ 1,656,761    $  4,000,000   10/06/2005   NAP                                                      NAP            NAP
  258      $ 2,356,212    $  3,910,000   10/01/2005   Surewest Wireless                                     10/31/2010      35.7%
  259      $ 2,320,208    $  3,135,000   08/22/2005   Mattress Firm Operating, Ltd.                         12/31/2010      59.8%
  260      $ 2,100,523    $  4,500,000   10/03/2005   NAP                                                      NAP            NAP
  261      $ 1,923,956    $  3,650,000   10/27/2005   Houligan's                                            08/01/2010      26.8%
  262      $ 2,098,027    $  4,000,000   09/27/2005   TW Metals                                             10/31/2025     100.0%
  263      $ 2,315,819    $  3,700,000   10/11/2005   NAP                                                      NAP            NAP
  264      $ 2,094,348    $  3,300,000   08/20/2005   Office Depot                                          12/31/2019     100.0%
  265      $ 2,009,152    $  3,050,000   11/01/2005   Connecticut River Community Bank                      08/31/2013      52.3%
  266      $ 2,102,384    $  3,000,000   11/02/2005   NAP                                                      NAP            NAP
  267      $ 1,976,876    $  3,200,000   11/29/2005   NAP                                                      NAP            NAP
  268      $ 1,968,985    $  3,000,000   10/01/2005   7-Eleven, Inc.                                        11/30/2025      32.2%
  269      $ 1,921,635    $  2,950,000   06/14/2005   Akron General Medical Center                          12/31/2008      42.6%
  270      $ 1,906,415    $  2,970,000   07/08/2005   Walgreens                                             10/08/2064     100.0%
  271      $ 1,905,700    $  3,210,000   10/25/2005   NAP                                                      NAP            NAP
  272      $ 1,888,655    $  3,000,000   11/01/2005   Commerce Bank                                         10/30/2025     100.0%
  273      $ 1,513,485    $  2,950,000   06/27/2005   National Vendor Services (Office and Warehouse)       05/01/2010      66.7%
  274      $ 2,014,773    $  2,750,000   08/17/2005   NAP                                                      NAP            NAP
  275      $ 1,834,371    $  2,600,000   10/12/2005   Mission Foods                                         12/14/2010      43.0%
  276      $ 1,767,596    $  2,970,000   08/29/2005   NAP                                                      NAP            NAP
  277      $ 1,593,035    $  2,800,000   10/24/2005   Severn Trent Laboratories, Inc                        09/30/2014      66.0%
  278      $ 1,701,423    $  2,700,000   11/18/2005   Murray's Auto                                         10/31/2007      28.7%
  279      $ 1,651,075    $  2,480,000   08/09/2005   NAP                                                      NAP            NAP
  280      $ 1,662,916    $  2,800,000   10/13/2005   SBC                                                   05/15/2015     100.0%
  281      $ 1,631,872    $  2,600,000   09/23/2005   NAP                                                      NAP            NAP
  282      $ 1,692,932    $  3,100,000   08/20/2005   Washington Mutual                                     05/31/2014     100.0%
  283      $ 1,675,030    $  2,400,000   10/27/2005   Intecon, Inc                                          02/28/2006      11.8%
  284      $ 1,660,843    $  2,375,000   12/01/2005   Comet Cleaners                                        11/30/2009      17.6%
  285      $ 1,610,244    $  2,460,000   10/11/2005   Tan Lines                                             12/31/2009      67.6%
  286      $ 1,471,058    $  2,800,000   10/27/2005   NAP                                                      NAP            NAP
  287      $ 1,593,013    $  2,425,000   12/04/2005   NAP                                                      NAP            NAP
  288      $ 1,531,281    $  2,620,000   11/09/2005   US Cellular                                           12/31/2009      20.8%
  289      $ 1,379,575    $  4,500,000   10/17/2005   Eckerd                                                02/01/2025     100.0%
  290      $ 1,618,461    $  2,550,000   10/01/2005   Payless Shoes                                         05/31/2014      30.7%
  291      $ 1,399,793    $  5,050,000   09/14/2005   Walgreen Co.                                          09/30/2080     100.0%
  292      $ 1,235,778    $  2,050,000   11/11/2005   NAP                                                      NAP            NAP
  293      $ 1,345,082    $  3,300,000   10/28/2005   NAP                                                      NAP            NAP
  294      $ 1,328,585    $  2,020,000   08/12/2005   NAP                                                      NAP            NAP
  295      $ 1,274,218    $  1,980,000   03/09/2005   Washington Mutual                                     11/25/2013      73.9%
  296      $ 1,273,848    $  6,400,000   11/21/2005   Bonanza Street Books                                  03/31/2008      20.1%
  297      $ 1,225,212    $  2,000,000   10/12/2005   NAP                                                      NAP            NAP

  298      $   520,202    $    975,000   09/28/2005   NAP                                                      NAP            NAP
  299      $   314,789    $    590,000   09/28/2005   NAP                                                      NAP            NAP
  300      $   274,773    $    515,000   09/28/2005   NAP                                                      NAP            NAP
  301      $ 1,166,448    $  1,875,000   10/10/2005   Bahr Vermeer & Haecker Architects:                    12/31/2014      56.7%
  302      $ 1,063,138    $  1,600,000   02/27/2005   Overly Group                                          04/30/2009      49.6%
  303      $ 1,036,427    $  1,960,000   07/13/2005   NAP                                                      NAP            NAP
  304      $ 1,122,096    $  2,400,000   10/21/2005   Vanderbilt University                                 03/31/2018     100.0%
  305      $   891,981    $  1,400,000   08/23/2005   Cambria Residential Services                          09/30/2009      37.6%
  306      $   898,557    $  1,540,000   07/07/2005   NAP                                                      NAP            NAP
  307      $   892,525    $  1,430,000   10/18/2005   Rent A Center West, Inc.                              10/30/2010      45.5%
  308      $   847,406    $  1,250,000   10/28/2005   LA Tan                                                04/01/2008      50.0%

MORTGAGE                                                                   LEASE
LOAN NO.   SECOND LARGEST TENANT(13)                                  EXPIRATION DATE   % NSF   THIRD LARGEST TENANT(13)
------------------------------------------------------------------------------------------------------------------------------------

   1       NAP                                                              NAP           NAP   NAP
   2       NAP                                                              NAP           NAP   NAP
   3       NAP                                                              NAP           NAP   NAP
   4       NAP                                                              NAP           NAP   NAP
   5       NAP                                                              NAP           NAP   NAP

   6       NAP                                                              NAP           NAP   NAP
   7       NAP                                                              NAP           NAP   NAP
   8       Sierra Nevada Corporation                                     05/31/2009      9.0%   Soil Safe
   9       Manchester Technologies                                       01/31/2009     22.6%   Maxim Healthcare Service
   10      NAP                                                              NAP           NAP   NAP
   11      NAP                                                              NAP           NAP   NAP
   12      NAP                                                              NAP           NAP   NAP
   13      Association Services Corp                                     09/30/2009     15.4%   NAP
   14      Benford Food Group                                            09/30/2012      5.4%   NAP
   15      NAP                                                              NAP           NAP   NAP

   16      NAP                                                              NAP           NAP   NAP
   17      NAP                                                              NAP           NAP   NAP
   18      NAP                                                              NAP           NAP   NAP
   19      NAP                                                              NAP           NAP   NAP

   20      Carrier Corporation                                           01/09/2013     32.6%   NAP
   21      American Wood Moulding                                        06/30/2013     38.5%   Elrod Company
   22      Genco Distribution                                            04/30/2008     50.0%   NAP
   23      NAP                                                              NAP           NAP   NAP
   24      Gart Bros. Sporting Goods Company                             01/31/2015      7.4%   Ross Stores, Inc.
   25      US Bancorp                                                    12/31/2012      9.8%   National Association of State
                                                                                                Boards of Accountancy, Inc.

   26      Keller Williams (KW)                                          11/14/2010     14.5%   Kobra Properties
   27      Imperial Furniture                                            04/10/2016     28.1%   Placer Tile
   28      Massage Envy                                                  07/14/2010      9.8%   Qdoba Restaurants

   29      NAP                                                              NAP           NAP   NAP
   30      NAP                                                              NAP           NAP   NAP
   31      TJ Maxx                                                       10/31/2014     14.5%   The Sports Authority
   32      Straub Clinic & Hospital                                      01/31/2008     27.2%   Aloha Laser Vision, LLC (Alan R.
                                                                                                Faulkner, MD)
   33      Ross Dress for Less                                           01/31/2008     14.7%   Sav-on Drugs (Albertsons Inc.)

   34      Party City                                                    09/30/2007      8.9%   Fashion Bug #2768, Inc.
   35      Pep Boys                                                      05/31/2018     27.6%   Elegant Outdoors
   36      Panera                                                        08/31/2014     23.2%   Sprint
   37      Once Upon a Child                                             11/30/2008     25.6%   Buddy's Carpet
   38      Sport Clips                                                   11/30/2010     10.4%   NAP

   39      NAP                                                              NAP           NAP   NAP
   40      NAP                                                              NAP           NAP   NAP
   41      Chilis Grill & Bar                                            01/31/2015      4.4%   Pet Supermarket

   42      NAP                                                              NAP           NAP   NAP
   43      NAP                                                              NAP           NAP   NAP
   44      Principal Financial Group                                     05/31/2006      4.5%   NAP
   45      NAP                                                              NAP           NAP   NAP
   46      NAP                                                              NAP           NAP   NAP
   47      NAP                                                              NAP           NAP   NAP
   48      Big Y Supermarket                                             11/30/2022     34.2%   Westfield Shops CVS
   49      NAP                                                              NAP           NAP   NAP
   50      Santa Clarita Valley Surgery Center                           12/31/2020     15.8%   Santa Clarita Valley Cancer Center
   51      Eagle Test Systems                                            12/31/2014     40.3%   NAP
   52      TJ Maxx                                                       01/31/2007     14.3%   Sears
   53      NAP                                                              NAP           NAP   NAP
   54      The Health Associates, PA                                     07/31/2006     10.6%   American Radiology Services
   55      Express Financial                                             05/31/2009      8.7%   ITT
   56      NAP                                                              NAP           NAP   NAP
   57      NAP                                                              NAP           NAP   NAP
   58      Marshalls                                                     09/30/2015     26.9%   Golfsmith International
   59      PetsMart                                                      01/28/2008     16.3%   Jo-Ann Fabric

   60      NAP                                                              NAP           NAP   NAP
   61      NAP                                                              NAP           NAP   NAP
   62      Ginny's Market Collection                                     07/31/2007      8.7%   Learning Express
   63      NAP                                                              NAP           NAP   NAP
   64      News Center                                                   05/31/2005      7.5%   Chili's

   65      Michigan Sporting Goods Distributors / MC Sports              01/31/2010     13.9%   Young Jakim dba Andi's Stationers
                                                                                                Hallmark
   66      Harbor Freight Tools USA, Inc.                                03/31/2016     23.7%   Outback Steakhouse of Indianapolis
                                                                                                Ltd.
   67      Danish Inspirations of Indiana Inc.                           07/25/2012     30.6%   Retail Brands International dba
                                                                                                The Mattress Firm
   68      NAP                                                              NAP           NAP   NAP
   69      U.S. Health Works                                             11/30/2006     10.4%   U.S. Bank
   70      Video Only, Inc                                               10/31/2013     15.6%   International Jewelers
   71      NAP                                                              NAP           NAP   NAP
   72      Goodwill                                                      01/31/2016     31.5%   NAP

   73      Rugged Bear                                                   10/31/2012      6.0%   Face Place
   74      Primary and Preventive Care                                   01/31/2007      7.0%   Kelton/HealthSouth Corp
   75      Food Tech Structures LLC and Food Tech Structures LLC II      12/31/2008     18.7%   SS Mid-Wife
   76      NAP                                                              NAP           NAP   NAP
   77      Washington Mutual Bank                                        05/31/2012      4.3%   Payless Shoe Source Inc.
   78      NAP                                                              NAP           NAP   NAP
   79      NAP                                                              NAP           NAP   NAP
   80      Italian Pie                                                   04/30/2015      3.6%   KSM, Inc. d/b/a Kitty's Hallma
   81      Marshall's                                                    05/31/2014     20.4%   Hallmark
   82      Horizon High School                                           07/31/2006      5.8%   Academy of Def. Driving
   83      NAP                                                              NAP           NAP   NAP
   84      The TJX Companies                                             11/30/2011     34.2%   Johnson & Dix Fuel
   85      NAP                                                              NAP           NAP   NAP
   86      NAP                                                              NAP           NAP   NAP
   87      OfficeMax, Inc.                                               01/31/2007     17.3%   Dollar Tree Stores, Inc.
   88      Wagon Wheel Security                                          02/28/2011      9.0%   Denny's

   89      NAP                                                              NAP           NAP   NAP
   90      NAP                                                              NAP           NAP   NAP
   91      NAP                                                              NAP           NAP   NAP
   92      Retina Consultants of Michigan                                05/31/2014      6.4%   Nova Chemical Co.
   93      IDR Inc.                                                      10/31/2008      5.0%   The Arbor Center P.L.C.
   94      NAP                                                              NAP           NAP   NAP
   95      Hollywood Entertainment                                       09/30/2013      8.1%   Dots, Inc.
   96      NAP                                                              NAP           NAP   NAP
   97      Salon Walk                                                    12/31/2014      6.5%   Legacy Nails and Spa Inc.
   98      NAP                                                              NAP           NAP   NAP
   99      Crossroads Medical Assoc.                                     07/31/2013     17.8%   Howard County Physical Therapy
  100      Cheeburger-Cheeburger                                         07/31/2010      4.4%   Original Mattress
  101      Coldwell Banker                                               09/30/2007     10.7%   Leslie-Fox, Inc.
  102      West Coast Information                                        10/31/2010      8.9%   Neo Medix
  103      NAP                                                              NAP           NAP   NAP
  104      NAP                                                              NAP           NAP   NAP
  105      Lane                                                          06/30/2015     19.5%   Broyhill
  106      NAP                                                              NAP           NAP   NAP
  107      PetsMart , Inc                                                01/31/2013     44.9%   Blinds To Go
  108      North Shore Hebrew Academy                                    06/30/2008     42.9%   NAP

  109      Dollar General                                                04/30/2009      8.2%   Aaron's Sales
  110      Advance Auto                                                  06/30/2009     50.0%   NAP
  111      NAP                                                              NAP           NAP   NAP
  112      NAP                                                              NAP           NAP   NAP
  113      NAP                                                              NAP           NAP   NAP
  114      NAP                                                              NAP           NAP   NAP
  115      NAP                                                              NAP           NAP   NAP
  116      Fortune China                                                 08/31/2012      5.3%   Munip (Liquor)
  117      Michaels                                                      02/28/2015     28.0%   Laminate Kingdom
  118      NAP                                                              NAP           NAP   NAP
  119      NAP                                                              NAP           NAP   NAP
  120      Pep Boys                                                      01/31/2008     12.5%   Anna's Linens
  121      The Egg & I (Christine & Jeffrey Gray)                        09/30/2010      9.5%   Cosmo Salon and Day Spa
  122      NAP                                                              NAP           NAP   NAP
  123      NAP                                                              NAP           NAP   NAP
  124      Saddle Creek Interiors                                        09/30/2010      5.2%   Household Finance
  125      NAP                                                              NAP           NAP   NAP
  126      NAP                                                              NAP           NAP   NAP
  127      NAP                                                              NAP           NAP   NAP
  128      Dream Video                                                   05/31/2009      7.6%   Wishy Washy Laundromat
  129      NAP                                                              NAP           NAP   NAP
  130      Paul/Lynne Sapienza                                           05/31/2010     11.8%   Hargil Inc.
  131      Rare Hospitality Int'l, Inc.                                  02/16/2018     18.5%   IHOP
  132      NAP                                                              NAP           NAP   NAP
  133      Pick up Stix                                                  05/31/2015      9.4%   Pollos Maria
  134      Pizza Hut Italian Bistro                                      04/30/2020     11.4%   Bernard's Salon
  135      NAP                                                              NAP           NAP   NAP
  136      Drexel - DH Retail Space                                      11/30/2020     50.0%   NAP
  137      NAP                                                              NAP           NAP   NAP
  138      NAP                                                              NAP           NAP   NAP
  139      NAP                                                              NAP           NAP   NAP
  140      Dollar Tree                                                   01/31/2012     21.8%   NAP
  141      NAP                                                              NAP           NAP   NAP
  142      Family Dollar                                                 12/31/2010     12.2%   Small Smiles
  143      PSI; Subleased to Sequins Int'l                               06/12/2013     29.4%   NAP
  144      NAP                                                              NAP           NAP   NAP
  145      Nordco                                                        12/31/2014     44.6%   Morris Material Handling
  146      Atria's Restaurant & Tavern                                   08/31/2025     13.3%   Hallmark
  147      Jo Ann Stores, Inc #414                                       01/31/2014     20.7%   Dunham's
  148      Ace Hardware                                                  07/31/2014     15.5%   Water Street Rescue Mission
  149      NAP                                                              NAP           NAP   NAP
  150      Bayou City Wings                                              04/30/2009     13.9%   United Dentists
  151      NAP                                                              NAP           NAP   NAP
  152      NAP                                                              NAP           NAP   NAP
  153      NAP                                                              NAP           NAP   NAP
  154      NAP                                                              NAP           NAP   NAP
  155      NAP                                                              NAP           NAP   NAP
  156      NAP                                                              NAP           NAP   NAP
  157      FirstBank                                                     02/29/2012     16.6%   Gideon & Wiseman

  158      Heavin Woodworks                                              01/31/2008     21.4%   Clinitex Medical
  159      Bahmuller Technologies, Inc.                                  01/31/2008     17.1%   Cleer Oil
  160      Columbus McKinnon Corp                                        03/31/2015     41.7%   NAP
  161      Aaron Bros                                                    07/31/2007     14.5%   Home By Design
  162      NAP                                                              NAP           NAP   NAP
  163      NAP                                                              NAP           NAP   NAP
  164      Washington Mutual                                             11/18/2012     23.8%   Under the Sea
  165      NAP                                                              NAP           NAP   NAP
  166      NAP                                                              NAP           NAP   NAP
  167      East Valley Pediatrics, PLC                                   06/30/2008     20.3%   Continuum Wellness Clinic, LLC
  168      NAP                                                              NAP           NAP   NAP
  169      NAP                                                              NAP           NAP   NAP
  170      Dollar Power                                                  05/07/2009     13.2%   Yuri Of Japan
  171      LandMar Group, LLC                                            08/31/2011     33.0%   CNL Bank
  172      NAP                                                              NAP           NAP   NAP
  173      Northrop Grumman                                              07/09/2009     34.5%   Ameritramp, LLC (subleasee)
  174      NAP                                                              NAP           NAP   NAP
  175      NAP                                                              NAP           NAP   NAP
  176      NAP                                                              NAP           NAP   NAP
  177      Nbank                                                         03/31/2006     25.9%   Sharp Electronics
  178      PBK Archictechs, Inc.                                         01/31/2008      7.3%   Sanes & Matthews Law Firm
  179      NAP                                                              NAP           NAP   NAP
  180      NAP                                                              NAP           NAP   NAP
  181      Wild Noodles                                                  07/01/2015     15.5%   Spa Niva
  182      NAP                                                              NAP           NAP   NAP
  183      NAP                                                              NAP           NAP   NAP
  184      NAP                                                              NAP           NAP   NAP
  185      Eyeglass World                                                02/28/2006     12.9%   Sprint
  186      Horizon High School                                           07/31/2006     29.8%   Friess Company
  187      NAP                                                              NAP           NAP   NAP
  188      North Metro Gymnastics                                        05/31/2010     19.5%   Aprilia
  189      RE/MAX Real Estate                                            07/31/2006     26.8%   Pacific Dental Services
  190      NCH Corporation                                               04/30/2007     14.3%   Sylvan Learning Center
  191      NAP                                                              NAP           NAP   NAP
  192      NAP                                                              NAP           NAP   NAP
  193      NAP                                                              NAP           NAP   NAP
  194      NAP                                                              NAP           NAP   NAP

  195      NAP                                                              NAP           NAP   NAP
  196      NAP                                                              NAP           NAP   NAP
  197      NAP                                                              NAP           NAP   NAP
  198      Advance Communications                                        03/31/2009     44.4%   NAP
  199      NAP                                                              NAP           NAP   NAP
  200      NAP                                                              NAP           NAP   NAP
  201      NAP                                                              NAP           NAP   NAP
  202      S&L Travel Partners                                           08/31/2013     15.6%   Digital Arts - Charles J. Abbott
  203      Sketchers                                                     01/31/2014     31.9%   Tan Company
  204      NAP                                                              NAP           NAP   NAP
  205      NAP                                                              NAP           NAP   NAP
  206      Otolaryngology Physicians of Lancaster, Ltd.                  08/31/2015     23.7%   Eye Physicians of Lancaster, PC
  207      B.N. Blind, Inc.                                              03/31/2015     18.1%   Bee Nail & Spa
  208      NAP                                                              NAP           NAP   NAP
  209      NAP                                                              NAP           NAP   NAP
  210      NAP                                                              NAP           NAP   NAP
  211      NAP                                                              NAP           NAP   NAP
  212      NAP                                                              NAP           NAP   NAP
  213      NAP                                                              NAP           NAP   NAP
  214      Capri Cleaners                                                10/31/2011     12.4%   Hoyt Dental
  215      NAP                                                              NAP           NAP   NAP
  216      Alpha Graphics                                                11/30/2008     14.9%   Itech Computers
  217      NAP                                                              NAP           NAP   NAP
  218      Family Dollar                                                 12/31/2010     16.3%   Rent-A-Center
  219      Food World Liquor #203                                        06/01/2025      3.5%   Pinch-A-Penny
  220      Adirondack Diagnostic Imaging                                 06/30/2014     13.4%   Internal Revenue Service
  221      Berean Bible Baptist Church                                   09/30/2009      9.2%   Hunt for Tile, Inc.
  222      Axcel Photonics, Inc.                                         08/31/2015     41.1%   Genelco, Inc.
  223      NAP                                                              NAP           NAP   NAP
  224      NAP                                                              NAP           NAP   NAP
  225      Mistral Barrels                                               01/31/2010     26.3%   Barbara Beckman Designs
  226      NAP                                                              NAP           NAP   NAP
  227      NAP                                                              NAP           NAP   NAP
  228      Elmhurst Company, LP                                          02/28/2006      9.9%   D&L Brown Inc.
  229      Dr. Peter Pate                                                04/30/2015     13.5%   Peachfuzz
  230      NAP                                                              NAP           NAP   NAP
  231      Aztec                                                         12/31/2010     19.4%   ITC
  232      Heart & Vascular Institute of Texas                           08/31/2010     15.2%   Dr. Todd R. Smith
  233      International Coffee & Tea                                    11/30/2007      6.8%   NAP
  234      NAP                                                              NAP           NAP   NAP
  235      Passage to India                                              09/30/2008      8.6%   Sherman's Jazz Lounge
  236      Seafood Shoppe                                                09/01/2008     17.3%   Antone's
  237      NAP                                                              NAP           NAP   NAP
  238      Internet Cafe                                                 09/30/2006     11.6%   Robin Hertlein
  239      NAP                                                              NAP           NAP   NAP
  240      NAP                                                              NAP           NAP   NAP
  241      Four Peaks Community Church                                   04/30/2008     12.2%   Super Cleaners
  242      NAP                                                              NAP           NAP   NAP
  243      Genesis Rehabilitation                                        06/30/2010     16.9%   Avondale Loop, Inc.
  244      NAP                                                              NAP           NAP   NAP
  245      NAP                                                              NAP           NAP   NAP
  246      Fuddruckers                                                   06/16/2012     27.9%   Applebee's
  247      NAP                                                              NAP           NAP   NAP
  248      Sprint                                                        11/30/2009     23.0%   Starbucks
  249      Wells Fargo                                                   05/31/2009      9.3%   Neighborhood Dollar
  250      EB Games                                                      09/30/2010     19.7%   International Coffee & Tea, LLC
  251      Marlboro Food, Inc.                                           03/31/2019     21.8%   Charles Mayo
  252      NAP                                                              NAP           NAP   NAP
  253      Peak Health Wellness Ctr.                                     06/30/2010     23.9%   NovaCare Physical Therapy
  254      NAP                                                              NAP           NAP   NAP
  255      European Roofing                                              06/30/2008     17.3%   Aspen Woodworking
  256      NAP                                                              NAP           NAP   NAP
  257      NAP                                                              NAP           NAP   NAP
  258      Pick up Stix, Inc.                                            11/30/2015     31.4%   CA State Auto Association
  259      Verizon Wireless                                              11/30/2009     40.2%   NAP
  260      NAP                                                              NAP           NAP   NAP
  261      RE/Max                                                        10/31/2009     11.7%   Associated Printing
  262      NAP                                                              NAP           NAP   NAP
  263      NAP                                                              NAP           NAP   NAP
  264      NAP                                                              NAP           NAP   NAP
  265      LCA Vision Inc.                                               04/30/2010     31.8%   William Raveis Real Estate Inc
  266      NAP                                                              NAP           NAP   NAP
  267      NAP                                                              NAP           NAP   NAP
  268      Radio Shack Corporation                                       01/31/2011     28.9%   Bean Shots Inc. dba Quiznos
  269      Family Medical Care Plus, Inc.                                12/31/2009     24.5%   Hanger Prosthetics
  270      NAP                                                              NAP           NAP   NAP
  271      NAP                                                              NAP           NAP   NAP
  272      NAP                                                              NAP           NAP   NAP
  273      National Vendor Services (Warehouse)                          12/01/2008     33.3%   NAP
  274      NAP                                                              NAP           NAP   NAP
  275      Exterior Systems dba Nora                                     12/15/2010     28.4%   ADT Security Systems, Inc.
  276      NAP                                                              NAP           NAP   NAP
  277      M&R Graphics                                                  06/30/2015     27.9%   NAP
  278      Mr. Alan's                                                    02/28/2009     19.3%   United Dollar
  279      NAP                                                              NAP           NAP   NAP
  280      NAP                                                              NAP           NAP   NAP
  281      NAP                                                              NAP           NAP   NAP
  282      NAP                                                              NAP           NAP   NAP
  283      #1 Engine of Arizona, Inc                                     06/30/2010     11.8%   Premium Armored Services
  284      SOZO Hair Design                                              09/30/2010     14.2%   Ella's Interiors
  285      Vagabond Shoes                                                01/31/2010     13.5%   Maggie Moo's
  286      NAP                                                              NAP           NAP   NAP
  287      NAP                                                              NAP           NAP   NAP
  288      Subway                                                        02/28/2014     15.4%   GameStop
  289      NAP                                                              NAP           NAP   NAP
  290      Go Wireless                                                   08/30/2009     16.7%   Great Clips
  291      NAP                                                              NAP           NAP   NAP
  292      NAP                                                              NAP           NAP   NAP
  293      NAP                                                              NAP           NAP   NAP
  294      NAP                                                              NAP           NAP   NAP
  295      Hair Cuttery                                                  09/30/2015     26.1%   NAP
  296      Ripley Design Group, Inc.                                     03/31/2008     12.8%   Thompson Law
  297      NAP                                                              NAP           NAP   NAP

  298      NAP                                                              NAP           NAP   NAP
  299      NAP                                                              NAP           NAP   NAP
  300      NAP                                                              NAP           NAP   NAP
  301      EVR Incorporated                                              09/30/2012     19.1%   Bluestone Development
  302      New China Inc.                                                02/28/2015     26.4%   SCP Cleaners
  303      NAP                                                              NAP           NAP   NAP
  304      NAP                                                              NAP           NAP   NAP
  305      Chestnut Hill Dental                                          06/30/2009     25.1%   Laurel Pediatrics
  306      NAP                                                              NAP           NAP   NAP
  307      Movie Gallery                                                 02/28/2013     40.9%   Alltel
  308      Papa Johns                                                    09/01/2007     20.0%   Curves

MORTGAGE        LEASE                     INSURANCE            TAX         CAPITAL EXPENDITURE          TI/LC
LOAN NO.   EXPIRATION DATE    % NSF    ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(14)   ESCROW IN PLACE(15)
--------------------------------------------------------------------------------------------------------------------

   1             NAP            NAP          No                No                  Yes                   No
   2             NAP            NAP          No                No                  Yes                   No
   3             NAP            NAP          No                No                  Yes                   No
   4             NAP            NAP          No                No                  Yes                   No
   5             NAP            NAP          No                No                  Yes                   No

   6             NAP            NAP          No                No                   No                   Yes
   7             NAP            NAP          No                No                   No                   Yes
   8          03/31/2009       7.1%          No                No                   No                   No
   9          03/31/2006      18.7%          No                No                   No                   No
   10            NAP            NAP          No                No                   No                   No
   11            NAP            NAP          No                No                   No                   No
   12            NAP            NAP          No                No                   No                   No
   13            NAP            NAP          No                No                   No                   No
   14            NAP            NAP          No                No                   No                   No
   15            NAP            NAP          No                No                   No                   No

   16            NAP            NAP          Yes               Yes                 Yes                   No
   17            NAP            NAP          Yes               Yes                 Yes                   No
   18            NAP            NAP          Yes               Yes                 Yes                   No
   19            NAP            NAP          Yes               Yes                 Yes                   No

   20            NAP            NAP          No                No                   No                   No
   21         11/30/2009      11.5%          No                No                   No                   No
   22            NAP            NAP          No                No                   No                   No
   23            NAP            NAP          No                No                   No                   No
   24         01/31/2010       6.9%          No                No                   No                   No
   25         11/30/2013       8.2%          Yes               Yes                 Yes                   Yes

   26         02/28/2016      12.4%          Yes               Yes                 Yes                   No
   27         05/31/2010       4.0%          Yes               Yes                 Yes                   No
   28         04/14/2010       8.3%          Yes               Yes                 Yes                   No

   29            NAP            NAP          No                No                   No                   No
   30            NAP            NAP          No                No                   No                   No
   31         01/31/2015      11.5%          No                No                   No                   No
   32         04/30/2010       2.2%          Yes               Yes                 Yes                   Yes
   33         03/31/2009       9.5%          Yes               Yes                  No                   No

   34         01/31/2011       7.2%          Yes               Yes                 Yes                   Yes
   35         11/30/2006      13.0%          Yes               Yes                 Yes                   Yes
   36         06/30/2009      10.3%          Yes               Yes                 Yes                   Yes
   37         09/30/2009      21.9%          Yes               Yes                 Yes                   Yes
   38            NAP            NAP          Yes               Yes                 Yes                   Yes

   39            NAP            NAP          No                No                   No                   No
   40            NAP            NAP          No                No                   No                   No
   41         06/30/2015       3.9%          Yes               Yes                 Yes                   Yes

   42            NAP            NAP          No                No                   No                   No
   43            NAP            NAP          No                No                   No                   No
   44            NAP            NAP          No                No                   No                   No
   45            NAP            NAP          No                No                   No                   No
   46            NAP            NAP          No                No                   No                   No
   47            NAP            NAP          No                No                  Yes                   Yes
   48         11/30/2012       5.3%          No                No                  Yes                   No
   49            NAP            NAP          Yes               Yes                 Yes                   No
   50         11/27/2020       9.0%          No                Yes                 Yes                   Yes
   51            NAP            NAP          No                Yes                  No                   No
   52         12/31/2007      12.6%          No                No                   No                   No
   53            NAP            NAP          Yes               Yes                 Yes                   No
   54         08/01/2007      10.5%          No                Yes                 Yes                   Yes
   55         08/31/2013       8.6%          Yes               Yes                 Yes                   Yes
   56            NAP            NAP          Yes               Yes                 Yes                   No
   57            NAP            NAP          Yes               Yes                 Yes                   No
   58         06/30/2015       6.5%          No                Yes                 Yes                   Yes
   59         01/31/2008      13.7%          No                Yes                 Yes                   Yes

   60            NAP            NAP          No                No                   No                   No
   61            NAP            NAP          No                No                   No                   No
   62         07/31/2007       8.3%          No                No                   No                   No
   63            NAP            NAP          No                No                   No                   No
   64         06/29/2010       6.5%          Yes               Yes                  No                   No

   65         02/28/2006       6.7%          No                Yes                 Yes                   Yes
   66         10/31/2010      11.4%          No                Yes                 Yes                   Yes
   67         08/31/2009       7.9%          No                Yes                 Yes                   Yes
   68            NAP            NAP          Yes               Yes                  No                   No
   69         09/30/2010       8.5%          Yes               Yes                 Yes                   Yes
   70         02/28/2009       9.4%          Yes               Yes                 Yes                   Yes
   71            NAP            NAP          Yes               Yes                 Yes                   No
   72            NAP            NAP          No                No                  Yes                   No

   73         07/31/2010       4.8%          Yes               Yes                 Yes                   Yes
   74         05/13/2010       5.9%          Yes               Yes                 Yes                   Yes
   75         12/31/2006      16.2%          Yes               Yes                 Yes                   Yes
   76            NAP            NAP          No                No                   No                   No
   77         03/31/2007       2.8%          No                Yes                  No                   No
   78            NAP            NAP          Yes               Yes                 Yes                   No
   79            NAP            NAP          No                Yes                 Yes                   No
   80         10/31/2010       3.2%          Yes               Yes                 Yes                   No
   81         03/31/2009       4.0%          No                No                   No                   No
   82         12/31/2008       4.6%          Yes               Yes                 Yes                   Yes
   83            NAP            NAP          Yes               Yes                 Yes                   No
   84         07/26/2027       3.4%          No                No                  Yes                   No
   85            NAP            NAP          Yes               Yes                 Yes                   No
   86            NAP            NAP          No                No                   No                   No
   87         04/19/2008       6.9%          No                Yes                 Yes                   Yes
   88         06/30/2020       6.8%          Yes               Yes                 Yes                   Yes

   89            NAP            NAP          Yes               Yes                 Yes                   No
   90            NAP            NAP          Yes               Yes                 Yes                   No
   91            NAP            NAP          Yes               Yes                 Yes                   No
   92         05/31/2006       5.7%          No                Yes                 Yes                   No
   93         08/31/2006       3.7%          Yes               Yes                 Yes                   Yes
   94            NAP            NAP          No                Yes                  No                   No
   95         01/31/2007       5.2%          No                Yes                 Yes                   Yes
   96            NAP            NAP          No                No                  Yes                   No
   97         01/31/2010       4.9%          Yes               Yes                 Yes                   Yes
   98            NAP            NAP          No                Yes                 Yes                   No
   99         07/31/2006       8.5%          Yes               Yes                 Yes                   Yes
  100         05/31/2010       4.4%          Yes               Yes                 Yes                   Yes
  101         05/14/2006       6.5%          No                Yes                  No                   Yes
  102         02/28/2006       5.4%          Yes               Yes                  No                   No
  103            NAP            NAP          No                Yes                 Yes                   No
  104            NAP            NAP          Yes               Yes                 Yes                   No
  105         06/30/2015      19.5%          No                No                  Yes                   No
  106            NAP            NAP          Yes               Yes                 Yes                   No
  107         01/31/2008       4.7%          Yes               Yes                 Yes                   Yes
  108            NAP            NAP          Yes               Yes                 Yes                   Yes

  109         10/31/2013       7.7%          No                Yes                 Yes                   Yes
  110            NAP            NAP          No                Yes                 Yes                   Yes
  111            NAP            NAP          No                Yes                 Yes                   Yes
  112            NAP            NAP          No                Yes                 Yes                   Yes
  113            NAP            NAP          No                Yes                 Yes                   Yes
  114            NAP            NAP          No                Yes                 Yes                   Yes
  115            NAP            NAP          No                Yes                 Yes                   Yes
  116         07/31/2012       5.0%          Yes               Yes                 Yes                   Yes
  117         10/14/2010      13.3%          No                No                   No                   No
  118            NAP            NAP          No                No                  Yes                   No
  119            NAP            NAP          Yes               Yes                  No                   No
  120         03/31/2009       9.5%          Yes               Yes                 Yes                   Yes
  121         09/30/2015       8.6%          Yes               Yes                 Yes                   Yes
  122            NAP            NAP          No                No                  Yes                   Yes
  123            NAP            NAP          Yes               Yes                  No                   No
  124         09/30/2010       4.3%          No                Yes                 Yes                   Yes
  125            NAP            NAP          Yes               Yes                 Yes                   No
  126            NAP            NAP          Yes               Yes                  No                   No
  127            NAP            NAP          No                Yes                 Yes                   No
  128         06/30/2008       6.9%          No                Yes                 Yes                   Yes
  129            NAP            NAP          Yes               Yes                 Yes                   No
  130         09/20/2012      10.0%          Yes               Yes                 Yes                   Yes
  131         01/31/2024      18.2%          Yes               Yes                  No                   Yes
  132            NAP            NAP          Yes               Yes                 Yes                   No
  133         02/28/2013       9.3%          Yes               Yes                  No                   Yes
  134         09/30/2015      10.2%          Yes               Yes                 Yes                   Yes
  135            NAP            NAP          Yes               Yes                 Yes                   No
  136            NAP            NAP          No                No                  Yes                   Yes
  137            NAP            NAP          No                Yes                 Yes                   No
  138            NAP            NAP          No                Yes                  No                   No
  139            NAP            NAP          Yes               Yes                 Yes                   No
  140            NAP            NAP          No                Yes                 Yes                   Yes
  141            NAP            NAP          No                No                  Yes                   No
  142         03/31/2010       8.5%          Yes               Yes                 Yes                   Yes
  143            NAP            NAP          No                No                  Yes                   No
  144            NAP            NAP          Yes               Yes                  No                   No
  145         11/30/2013       9.2%          Yes               Yes                  No                   No
  146         09/30/2010      12.5%          No                No                  Yes                   Yes
  147         01/31/2008      17.8%          Yes               Yes                 Yes                   Yes
  148         11/20/2007      10.1%          No                Yes                 Yes                   No
  149            NAP            NAP          Yes               Yes                 Yes                   No
  150         05/31/2009       9.5%          No                Yes                 Yes                   Yes
  151            NAP            NAP          No                No                  Yes                   No
  152            NAP            NAP          No                Yes                 Yes                   No
  153            NAP            NAP          No                Yes                 Yes                   No
  154            NAP            NAP          No                No                   No                   No
  155            NAP            NAP          No                Yes                 Yes                   No
  156            NAP            NAP          No                No                   No                   No
  157         05/31/2012      15.1%          No                Yes                 Yes                   Yes

  158         09/30/2010      19.3%          Yes               Yes                 Yes                   Yes
  159         07/31/2008      16.3%          Yes               Yes                 Yes                   Yes
  160            NAP            NAP          No                Yes                 Yes                   Yes
  161         04/30/2007      12.5%          No                Yes                 Yes                   Yes
  162            NAP            NAP          Yes               Yes                 Yes                   No
  163            NAP            NAP          Yes               Yes                 Yes                   No
  164         09/25/2010      16.6%          No                Yes                 Yes                   Yes
  165            NAP            NAP          No                No                   No                   No
  166            NAP            NAP          No                Yes                 Yes                   No
  167         08/31/2008      12.3%          Yes               Yes                 Yes                   Yes
  168            NAP            NAP          Yes               Yes                 Yes                   No
  169            NAP            NAP          No                No                   No                   Yes
  170         05/04/2009       8.7%          Yes               Yes                  No                   Yes
  171         04/30/2014      20.2%          Yes               Yes                 Yes                   Yes
  172            NAP            NAP          Yes               No                  Yes                   No
  173         06/30/2015      24.9%          No                No                   No                   No
  174            NAP            NAP          Yes               Yes                 Yes                   No
  175            NAP            NAP          No                No                   No                   No
  176            NAP            NAP          Yes               Yes                 Yes                   No
  177         02/28/2009      13.9%          Yes               Yes                 Yes                   Yes
  178         07/31/2007       6.6%          Yes               Yes                 Yes                   Yes
  179            NAP            NAP          Yes               Yes                 Yes                   No
  180            NAP            NAP          Yes               No                  Yes                   No
  181         10/31/2010       9.6%          Yes               Yes                 Yes                   Yes
  182            NAP            NAP          Yes               Yes                 Yes                   No
  183            NAP            NAP          Yes               Yes                 Yes                   No
  184            NAP            NAP          No                No                   No                   No
  185         06/30/2008      11.4%          Yes               Yes                 Yes                   Yes
  186         11/30/2007      11.8%          Yes               Yes                 Yes                   Yes
  187            NAP            NAP          Yes               Yes                 Yes                   Yes
  188         04/30/2007      16.7%          Yes               Yes                 Yes                   Yes
  189         09/30/2006      13.4%          Yes               Yes                 Yes                   Yes
  190         08/31/2007      14.3%          Yes               Yes                  No                   Yes
  191            NAP            NAP          Yes               Yes                 Yes                   No
  192            NAP            NAP          Yes               Yes                 Yes                   Yes
  193            NAP            NAP          Yes               Yes                 Yes                   No
  194            NAP            NAP          Yes               Yes                 Yes                   No

  195            NAP            NAP          No                No                  Yes                   Yes
  196            NAP            NAP          No                No                  Yes                   Yes
  197            NAP            NAP          No                No                  Yes                   Yes
  198            NAP            NAP          No                No                  Yes                   Yes
  199            NAP            NAP          No                No                  Yes                   Yes
  200            NAP            NAP          No                No                  Yes                   Yes
  201            NAP            NAP          No                No                   No                   No
  202         03/31/2009       8.7%          Yes               Yes                 Yes                   No
  203         12/31/2013      20.7%          No                No                   No                   No
  204            NAP            NAP          No                No                  Yes                   Yes
  205            NAP            NAP          No                Yes                 Yes                   No
  206         08/31/2020      22.3%          Yes               Yes                 Yes                   Yes
  207         09/30/2007       7.6%          Yes               Yes                 Yes                   Yes
  208            NAP            NAP          No                No                   No                   No
  209            NAP            NAP          Yes               Yes                 Yes                   No
  210            NAP            NAP          No                No                   No                   Yes
  211            NAP            NAP          Yes               Yes                  No                   No
  212            NAP            NAP          No                No                   No                   No
  213            NAP            NAP          Yes               Yes                 Yes                   No
  214         01/31/2010       9.1%          Yes               Yes                  No                   No
  215            NAP            NAP          No                No                   No                   No
  216         06/30/2008      12.1%          Yes               Yes                  No                   No
  217            NAP            NAP          No                No                   No                   Yes
  218         12/31/2010      11.8%          Yes               Yes                  No                   Yes
  219         09/30/2008       3.5%          No                No                   No                   No
  220         08/31/2015       8.8%          Yes               Yes                 Yes                   Yes
  221         02/28/2006       6.5%          Yes               Yes                 Yes                   Yes
  222         10/31/2020      14.0%          Yes               Yes                 Yes                   Yes
  223            NAP            NAP          Yes               Yes                  No                   No
  224            NAP            NAP          No                No                  Yes                   No
  225         12/31/2007      13.1%          No                Yes                 Yes                   Yes
  226            NAP            NAP          No                No                   No                   No
  227            NAP            NAP          No                No                   No                   No
  228         09/30/2009       6.0%          Yes               Yes                  No                   No
  229         06/30/2010      10.6%          Yes               Yes                 Yes                   Yes
  230            NAP            NAP          Yes               Yes                 Yes                   No
  231         02/28/2007      14.3%          Yes               Yes                 Yes                   Yes
  232         11/30/2007      12.4%          Yes               Yes                 Yes                   Yes
  233            NAP            NAP          Yes               No                  Yes                   Yes
  234            NAP            NAP          No                No                   No                   No
  235         08/14/2009       8.5%          Yes               Yes                 Yes                   Yes
  236         12/01/2006      16.2%          Yes               Yes                 Yes                   Yes
  237            NAP            NAP          No                No                   No                   No
  238         04/30/2008       8.5%          Yes               Yes                 Yes                   Yes
  239            NAP            NAP          Yes               Yes                 Yes                   No
  240            NAP            NAP          Yes               Yes                 Yes                   No
  241         06/30/2008      10.9%          Yes               Yes                 Yes                   Yes
  242            NAP            NAP          Yes               Yes                 Yes                   No
  243         09/30/2006      11.1%          No                Yes                 Yes                   Yes
  244            NAP            NAP          No                No                   No                   No
  245            NAP            NAP          Yes               Yes                 Yes                   No
  246         05/31/2027      27.5%          No                No                   No                   No
  247            NAP            NAP          Yes               Yes                 Yes                   No
  248         06/30/2014      19.0%          No                Yes                 Yes                   Yes
  249         10/31/2009       8.5%          Yes               Yes                 Yes                   Yes
  250         08/31/2010      19.3%          No                Yes                 Yes                   Yes
  251         09/30/2014      19.9%          No                Yes                 Yes                   Yes
  252            NAP            NAP          No                No                  Yes                   No
  253         02/28/2007      17.5%          Yes               Yes                 Yes                   Yes
  254            NAP            NAP          Yes               Yes                 Yes                   No
  255         03/31/2006      12.9%          Yes               Yes                 Yes                   No
  256            NAP            NAP          Yes               Yes                 Yes                   No
  257            NAP            NAP          No                Yes                 Yes                   No
  258         09/30/2010      20.0%          Yes               Yes                  No                   Yes
  259            NAP            NAP          Yes               Yes                 Yes                   Yes
  260            NAP            NAP          Yes               Yes                  No                   No
  261         06/01/2006       7.5%          Yes               Yes                 Yes                   Yes
  262            NAP            NAP          No                No                   No                   Yes
  263            NAP            NAP          Yes               Yes                 Yes                   No
  264            NAP            NAP          Yes               No                  Yes                   No
  265         09/30/2010      15.9%          No                Yes                  No                   Yes
  266            NAP            NAP          Yes               Yes                 Yes                   No
  267            NAP            NAP          Yes               Yes                 Yes                   No
  268         08/31/2015      23.8%          Yes               Yes                 Yes                   Yes
  269         09/30/2008       8.3%          Yes               Yes                 Yes                   Yes
  270            NAP            NAP          No                No                   No                   No
  271            NAP            NAP          Yes               Yes                 Yes                   No
  272            NAP            NAP          No                No                  Yes                   No
  273            NAP            NAP          Yes               Yes                 Yes                   Yes
  274            NAP            NAP          No                No                  Yes                   No
  275         02/28/2011      14.4%          No                Yes                 Yes                   Yes
  276            NAP            NAP          Yes               Yes                 Yes                   No
  277            NAP            NAP          Yes               Yes                 Yes                   Yes
  278         12/31/2007      10.5%          Yes               Yes                 Yes                   Yes
  279            NAP            NAP          Yes               Yes                 Yes                   No
  280            NAP            NAP          No                No                   No                   No
  281            NAP            NAP          Yes               Yes                  No                   No
  282            NAP            NAP          Yes               No                  Yes                   Yes
  283         11/30/2005       9.6%          Yes               Yes                 Yes                   Yes
  284         04/30/2010      14.0%          Yes               Yes                 Yes                   Yes
  285         10/31/2009      10.1%          Yes               Yes                 Yes                   Yes
  286            NAP            NAP          Yes               Yes                 Yes                   No
  287            NAP            NAP          Yes               Yes                 Yes                   No
  288         01/31/2010      15.4%          Yes               Yes                 Yes                   Yes
  289            NAP            NAP          No                No                   No                   No
  290         04/30/2009      13.2%          Yes               Yes                 Yes                   Yes
  291            NAP            NAP          No                No                   No                   No
  292            NAP            NAP          Yes               Yes                 Yes                   No
  293            NAP            NAP          Yes               Yes                 Yes                   No
  294            NAP            NAP          Yes               Yes                 Yes                   No
  295            NAP            NAP          Yes               Yes                 Yes                   Yes
  296         01/31/2006      11.4%          Yes               Yes                  No                   No
  297            NAP            NAP          Yes               Yes                 Yes                   No

  298            NAP            NAP          Yes               Yes                 Yes                   No
  299            NAP            NAP          Yes               Yes                 Yes                   No
  300            NAP            NAP          Yes               Yes                 Yes                   No
  301         12/31/2009      12.1%          Yes               Yes                 Yes                   Yes
  302         10/31/2009      24.0%          Yes               Yes                 Yes                   Yes
  303            NAP            NAP          No                Yes                 Yes                   No
  304            NAP            NAP          No                No                   No                   No
  305         08/31/2008      23.7%          Yes               Yes                 Yes                   Yes
  306            NAP            NAP          Yes               Yes                 Yes                   No
  307         09/30/2010      13.6%          Yes               Yes                 Yes                   Yes
  308         01/01/2009      17.5%          Yes               Yes                 Yes                   Yes

MORTGAGE                     OTHER                                    SPRINGING                 INITIAL CAPITAL EXPENDITURE
LOAN NO.             ESCROW DESCRIPTION(16)                     ESCROW DESCRIPTION(17)                ESCROW REQUIREMENT(18)
------------------------------------------------------------------------------------------------------------------------------

   1                          NAP                                        NAP                                    $         0
   2                          NAP                                        NAP                                    $         0
   3                          NAP                                        NAP                                    $         0
   4                          NAP                                        NAP                                    $         0
   5                          NAP                                        NAP                                    $         0

   6                          NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   7                          NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   8                          NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   9                          NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   10                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   11                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   12                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   13                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   14                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   15                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0

   16             Single Performance Holdback                            NAP                                    $         0
   17             Single Performance Holdback                            NAP                                    $         0
   18             Single Performance Holdback                            NAP                                    $         0
   19             Single Performance Holdback                            NAP                                    $         0

   20                         NAP                             RE Tax, Insurance, TI/LC                          $         0
   21                         NAP                             RE Tax, Insurance, TI/LC                          $         0
   22                         NAP                             RE Tax, Insurance, TI/LC                          $         0
   23                         NAP                             RE Tax, Insurance, TI/LC                          $         0
   24                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   25                   Tenancy Holdback                            CapEx, TI/LC                                $    80,000

   26                   Lease Up Reserve                                TI/LC                                   $         0
   27                   Lease Up Reserve                                TI/LC                                   $         0
   28                   Lease Up Reserve                                TI/LC                                   $         0

   29                         NAP                      RE Tax, Insurance, CapEx, TI/LC, Other                   $         0
   30                         NAP                      RE Tax, Insurance, CapEx, TI/LC, Other                   $         0
   31                         NAP                             RE Tax, Insurance, CapEx                          $         0
   32                         NAP                                        NAP                                    $         0
   33                         NAP                                        NAP                                    $         0

   34                   Security Reserve                                 NAP                                    $         0
   35                   Security Reserve                                 NAP                                    $         0
   36                   Security Reserve                                 NAP                                    $         0
   37                   Security Reserve                                 NAP                                    $         0
   38                   Security Reserve                                 NAP                                    $         0

   39                         NAP                             RE Tax, Insurance, CapEx                          $         0
   40                         NAP                             RE Tax, Insurance, CapEx                          $         0
   41                 Multi-Tenant Reserve                               NAP                                    $         0

   42                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   43                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   44                         NAP                             RE Tax, Insurance, CapEx                          $         0
   45                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
   46             Ground Lease Repair Holdback                    RE Tax, Insurance                             $         0
   47                         NAP                          RE Tax, Insurance, TI/LC, Other                      $         0
   48                         NAP                             RE Tax, Insurance, CapEx                          $    30,000
   49                         NAP                                   CapEx, TI/LC                                $         0
   50                         NAP                                     Insurance                                 $         0
   51                         NAP                                 Insurance, TI/LC                              $         0
   52                         NAP                         RE Tax, Insurance, Environmental                      $         0
   53                         NAP                                        NAP                                    $         0
   54                         NAP                                     Insurance                                 $         0
   55                   Tenancy Holdback                                 NAP                                    $         0
   56                         NAP                                        NAP                                    $         0
   57                         NAP                                       TI/LC                                   $         0
   58                   Tenancy Holdback                              Insurance                                 $         0
   59                         NAP                                     Insurance                                 $   146,850

   60                         NAP                             RE Tax, Insurance, CapEx                          $         0
   61                         NAP                             RE Tax, Insurance, CapEx                          $         0
   62                         NAP                             RE Tax, Insurance, CapEx                          $         0
   63                         NAP                             RE Tax, Insurance, CapEx                          $         0
   64                   Tenancy Holdback                            CapEx, TI/LC                                $         0

   65                         NAP                                        NAP                                    $         0
   66                         NAP                                        NAP                                    $         0
   67                         NAP                                        NAP                                    $         0
   68                         NAP                                   CapEx, TI/LC                                $         0
   69                         NAP                                        NAP                                    $         0
   70                         NAP                                        NAP                                    $         0
   71                         NAP                                        NAP                                    $         0
   72                         NAP                                 RE Tax, Insurance                             $         0

   73                   Tenancy Holdback                                 NAP                                    $         0
   74                         NAP                                        NAP                                    $         0
   75                   Tenancy Holdback                                 NAP                                    $         0
   76                         NAP                             RE Tax, Insurance, CapEx                          $         0
   77                         NAP                          Insurance, CapEx, TI/LC, Other                       $         0
   78                         NAP                                        NAP                                    $         0
   79                         NAP                                     Insurance                                 $         0
   80                         NAP                                        NAP                                    $         0
   81                         NAP                             RE Tax, Insurance, CapEx                          $         0
   82                         NAP                                        NAP                                    $         0
   83                         NAP                                       TI/LC                                   $         0
   84                         NAP                          RE Tax, Insurance, CapEx, Other                      $    20,000
   85                         NAP                                        NAP                                    $         0
   86                 Construction Reserve                    RE Tax, Insurance, CapEx                          $         0
   87                         NAP                                     Insurance                                 $         0
   88                  Occupancy Holdback                                NAP                                    $         0

   89                         NAP                                        NAP                                    $         0
   90                         NAP                                        NAP                                    $         0
   91                         NAP                                        NAP                                    $         0
   92                         NAP                                 Insurance, TI/LC                              $         0
   93                         NAP                                        NAP                                    $         0
   94                         NAP                                     Insurance                                 $         0
   95                         NAP                                        NAP                                    $         0
   96                         NAP                             RE Tax, Insurance, CapEx                          $         0
   97                       Holdback                                CapEx, TI/LC                                $    22,250
   98                         NAP                                 RE Tax, Insurance                             $         0
   99                         NAP                                        NAP                                    $    48,200
  100                         NAP                                        NAP                                    $         0
  101                         NAP                                     Insurance                                 $         0
  102                         NAP                                   CapEx, TI/LC                                $         0
  103                         NAP                                        NAP                                    $         0
  104                         NAP                                       TI/LC                                   $         0
  105                         NAP                                 RE Tax, Insurance                             $         0
  106                         NAP                                        NAP                                    $     6,333
  107                         NAP                                        NAP                                    $         0
  108                         NAP                                        NAP                                    $         0

  109                         NAP                                     Insurance                                 $         0
  110                         NAP                                     Insurance                                 $         0
  111                         NAP                                     Insurance                                 $         0
  112                         NAP                                     Insurance                                 $         0
  113                         NAP                                     Insurance                                 $         0
  114                         NAP                                     Insurance                                 $         0
  115                         NAP                                     Insurance                                 $         0
  116                         NAP                                        NAP                                    $         0
  117                         NAP                             RE Tax, Insurance, CapEx                          $         0
  118                         NAP                                 RE Tax, Insurance                             $         0
  119                         NAP                                       CapEx                                   $         0
  120                 JCP Leasing Reserve                                NAP                                    $         0
  121                   Tenancy Holdback                                 NAP                                    $         0
  122                         NAP                             RE Tax, Insurance, Other                          $         0
  123                         NAP                                       TI/LC                                   $         0
  124                         NAP                                     Insurance                                 $         0
  125                         NAP                                        NAP                                    $         0
  126                         NAP                                       TI/LC                                   $         0
  127                         NAP                                        NAP                                    $         0
  128                    TI/LC Holdback                                 TI/LC                                   $         0
  129                         NAP                                       TI/LC                                   $         0
  130                         NAP                                        NAP                                    $         0
  131                         NAP                                        NAP                                    $         0
  132                         NAP                                        NAP                                    $         0
  133                       Holdback                                     NAP                                    $         0
  134                         NAP                                        NAP                                    $         0
  135                         NAP                                        NAP                                    $         0
  136                       Holdback                              RE Tax, Insurance                             $         0
  137                         NAP                                        NAP                                    $         0
  138                         NAP                                     Insurance                                 $         0
  139                         NAP                                        NAP                                    $         0
  140                         NAP                                        NAP                                    $         0
  141                   Tenancy Holdback                               RE Tax                                   $         0
  142                   Tenancy Holdback                                 NAP                                    $         0
  143                         NAP                             RE Tax, Insurance, Other                          $         0
  144                         NAP                                        NAP                                    $         0
  145                         NAP                                   CapEx, TI/LC                                $         0
  146                         NAP                                 RE Tax, Insurance                             $         0
  147                         NAP                                        NAP                                    $         0
  148                         NAP                                        NAP                                    $         0
  149                         NAP                                       TI/LC                                   $         0
  150                    Rental Reserve                               Insurance                                 $         0
  151                  Insurance Holdback                     RE Tax, Insurance, TI/LC                          $35,000 LOC
  152                         NAP                                     Insurance                                 $         0
  153                         NAP                                     Insurance                                 $         0
  154                         NAP                             RE Tax, Insurance, CapEx                          $         0
  155                         NAP                                     Insurance                                 $         0
  156                         NAP                             RE Tax, Insurance, TI/LC                          $         0
  157                         NAP                                     Insurance                                 $         0

  158                   Leasing Holdback                                 NAP                                    $         0
  159                   Leasing Holdback                                 NAP                                    $         0
  160                   Tenancy Holdback                                Other                                   $         0
  161                         NAP                                        NAP                                    $         0
  162                         NAP                                        NAP                                    $         0
  163                 Debt Service Reserve                              TI/LC                                   $         0
  164                         NAP                                     Insurance                                 $         0
  165                         NAP                                 RE Tax, Insurance                             $         0
  166                 Debt Service Reserve                               NAP                                    $         0
  167                         NAP                                        NAP                                    $         0
  168                         NAP                                       TI/LC                                   $         0
  169                         NAP                                 RE Tax, Insurance                             $         0
  170                         NAP                                       CapEx                                   $         0
  171                         NAP                                        NAP                                    $         0
  172                         NAP                                      RE Tax                                   $         0
  173                         NAP                             RE Tax, Insurance, Other                          $         0
  174                         NAP                                        NAP                                    $         0
  175                         NAP                                 RE Tax, Insurance                             $         0
  176                    Lease Holdback                                  NAP                                    $         0
  177                         NAP                                        NAP                                    $         0
  178                   Lease Up Reserve                                 NAP                                    $         0
  179                         NAP                                        NAP                                    $         0
  180                         NAP                                      RE Tax                                   $         0
  181                   Tenancy Holdback                                 NAP                                    $         0
  182                         NAP                                       CapEx                                   $   100,000
  183                         NAP                                        NAP                                    $         0
  184                         NAP                             RE Tax, Insurance, CapEx                          $         0
  185                         NAP                                       TI/LC                                   $         0
  186                         NAP                                        NAP                                    $         0
  187                         NAP                                        NAP                                    $         0
  188                         NAP                                       Other                                   $         0
  189                         NAP                                        NAP                                    $         0
  190                         NAP                                        NAP                                    $         0
  191                         NAP                                       TI/LC                                   $         0
  192                         NAP                                        NAP                                    $         0
  193                         NAP                                        NAP                                    $         0
  194                         NAP                                        NAP                                    $         0

  195                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $27,000 LOC
  196                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $27,000 LOC
  197                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $27,000 LOC
  198                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $27,000 LOC
  199                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $27,000 LOC
  200                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $27,000 LOC
  201                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  202                         NAP                                        NAP                                    $         0
  203                   Replacement LOC                    RE Tax, Insurance, CapEx, TI/LC                      $         0
  204                    Rental Reserve                       RE Tax, Insurance, TI/LC                          $         0
  205                         NAP                                        NAP                                    $         0
  206      Tenancy Holdback and Construction Reserve                     NAP                                    $         0
  207                         NAP                                        NAP                                    $         0
  208                         NAP                                 RE Tax, Insurance                             $         0
  209                         NAP                                        NAP                                    $         0
  210                         NAP                                 RE Tax, Insurance                             $         0
  211                         NAP                                        NAP                                    $         0
  212                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  213                         NAP                                        NAP                                    $         0
  214                         NAP                                        NAP                                    $         0
  215                 Construction Reserve                    RE Tax, Insurance, CapEx                          $         0
  216                         NAP                                        NAP                                    $         0
  217                         NAP                                 RE Tax, Insurance                             $         0
  218                         NAP                                   CapEx, Other                                $         0
  219                         NAP                                 RE Tax, Insurance                             $         0
  220                         NAP                                        NAP                                    $         0
  221                         NAP                                        NAP                                    $         0
  222       Debt Service Reserve and Tenancy Reserve                     NAP                                    $         0
  223                       Holdback                                     NAP                                    $         0
  224                         NAP                                 RE Tax, Insurance                             $         0
  225                   Tenancy Holdback                              Insurance                                 $         0
  226                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  227                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  228                         NAP                                   CapEx, TI/LC                                $         0
  229                   Tenancy Holdback                                 NAP                                    $         0
  230                         NAP                                        NAP                                    $         0
  231                         NAP                                        NAP                                    $         0
  232                         NAP                                        NAP                                    $         0
  233                         NAP                                        NAP                                    $         0
  234                         NAP                                 RE Tax, Insurance                             $         0
  235                         NAP                                        NAP                                    $         0
  236                         NAP                                        NAP                                    $         0
  237                         NAP                             RE Tax, Insurance, CapEx                          $         0
  238                         NAP                                       TI/LC                                   $         0
  239                         NAP                                        NAP                                    $         0
  240                         NAP                                        NAP                                    $         0
  241                         NAP                                        NAP                                    $         0
  242                         NAP                                        NAP                                    $    20,000
  243                         NAP                                 Insurance, CapEx                              $         0
  244                         NAP                                 RE Tax, Insurance                             $         0
  245                         NAP                                        NAP                                    $         0
  246                   Tenancy Holdback                          RE Tax, Insurance                             $         0
  247                         NAP                                        NAP                                    $         0
  248                   Tenancy Holdback                              Insurance                                 $         0
  249                         NAP                                        NAP                                    $         0
  250                         NAP                                       TI/LC                                   $         0
  251                         NAP                                     Insurance                                 $         0
  252                         NAP                             RE Tax, Insurance, CapEx                          $         0
  253                   Lease Up Reserve                                 NAP                                    $         0
  254                         NAP                                        NAP                                    $         0
  255                         NAP                                        NAP                                    $         0
  256                         NAP                                        NAP                                    $         0
  257                         NAP                                        NAP                                    $         0
  258                    Rent Holdback                     RE Tax, Insurance, CapEx, TI/LC                      $         0
  259                         NAP                                        NAP                                    $         0
  260                         NAP                                        NAP                                    $         0
  261                   Earn Out Reserve                                 NAP                                    $         0
  262                         NAP                                 RE Tax, Insurance                             $         0
  263                         NAP                                        NAP                                    $         0
  264                         NAP                                      RE Tax                                   $         0
  265                         NAP                                     Insurance                                 $         0
  266                         NAP                                        NAP                                    $         0
  267                         NAP                                        NAP                                    $         0
  268                         NAP                                        NAP                                    $         0
  269                         NAP                                       TI/LC                                   $         0
  270                         NAP                             RE Tax, Insurance, CapEx                          $         0
  271                         NAP                                        NAP                                    $         0
  272                         NAP                             RE Tax, Insurance, Other                          $         0
  273                         NAP                                        NAP                                    $         0
  274                         NAP                                 RE Tax, Insurance                             $         0
  275                   Rollover Reserve                          Insurance, Other                              $         0
  276                         NAP                                       TI/LC                                   $         0
  277                         NAP                                       TI/LC                                   $         0
  278                         NAP                                        NAP                                    $         0
  279                         NAP                                        NAP                                    $         0
  280                         NAP                                 RE Tax, Insurance                             $         0
  281                         NAP                                        NAP                                    $         0
  282                         NAP                                      RE Tax                                   $         0
  283                         NAP                                        NAP                                    $         0
  284                 Debt Service Reserve                               NAP                                    $         0
  285                         NAP                                        NAP                                    $         0
  286                         NAP                                        NAP                                    $         0
  287                         NAP                                        NAP                                    $         0
  288                         NAP                                        NAP                                    $         0
  289                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  290                         NAP                                        NAP                                    $         0
  291                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  292                         NAP                                        NAP                                    $         0
  293                         NAP                                        NAP                                    $    30,000
  294                         NAP                                        NAP                                    $         0
  295                         NAP                                        NAP                                    $         0
  296                         NAP                                   CapEx, TI/LC                                $         0
  297                         NAP                                        NAP                                    $         0

  298                         NAP                                        NAP                                    $         0
  299                         NAP                                        NAP                                    $         0
  300                         NAP                                        NAP                                    $         0
  301                         NAP                                        NAP                                    $         0
  302                         NAP                                        NAP                                    $         0
  303                         NAP                                        NAP                                    $    20,000
  304                         NAP                          RE Tax, Insurance, CapEx, TI/LC                      $         0
  305                         NAP                                        NAP                                    $         0
  306                         NAP                                        NAP                                    $         0
  307                    Rental Reserve                                  NAP                                    $         0
  308                         NAP                                        NAP                                    $    10,000

                                                                                                                $   595,633

MORTGAGE                                                                              MONTHLY CAPITAL EXPENDITURE
LOAN NO.                                                                                    ESCROW REQUIREMENT(19)
--------------------------------------------------------------------------------------------------------------------

   1          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
   2          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
   3          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
   4       4%, 3%, 4%, 5% of gross revenues for pre-2002, 2002 & 2003, 2004 & 2005, 2006 and onward, respectively
   5          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.

   6                                                                                                           $0
   7                                                                                                           $0
   8                                                                                                           $0
   9                                                                                                           $0
   10                                                                                                          $0
   11                                                                                                          $0
   12                                                                                                          $0
   13                                                                                                          $0
   14                                                                                                          $0
   15                                                                                                          $0

   16                                                                                                      $6,150
   17                                                                                                      $6,068
   18                                                                                                      $5,000
   19                                                                                                      $6,067

   20                                                                                                          $0
   21                                                                                                          $0
   22                                                                                                          $0
   23                                                                                                          $0
   24                                                                                                          $0
   25                                                                                                      $6,912

   26                                                                                                      $1,840
   27                                                                                                        $804
   28                                                                                                        $466

   29                                                                                                          $0
   30                                                                                                          $0
   31                                                                                                          $0
   32                                                                                                      $3,505
   33                                                                                                          $0

   34                                                                                                      $1,153
   35                                                                                                        $955
   36                                                                                                        $484
   37                                                                                                        $324
   38                                                                                                        $253

   39                                                                                                          $0
   40                                                                                                          $0
   41                                                                                                      $1,058

   42                                                                                                          $0
   43                                                                                                          $0
   44                                                                                                          $0
   45                                                                                                          $0
   46                                                                                                          $0
   47                                                                                                      $1,684
   48                                                                                                          $0
   49                                                                                                      $1,890
   50                                                                                                        $977
   51                                                                                                          $0
   52                                                                                                          $0
   53                                                                                                     $16,530
   54                                                                                                      $2,148
   55                                                                                                      $6,088
   56                                                                                                      $5,365
   57                                                                                                      $4,250
   58                                                                                                      $2,905
   59                                                                                                      $1,728

   60                                                                                                          $0
   61                                                                                                          $0
   62                                                                                                          $0
   63                                                                                                          $0
   64                                                                                                          $0

   65                                                                                                      $1,581
   66                                                                                                        $790
   67                                                                                                        $924
   68                                                                                                          $0
   69                                                                                                        $506
   70                                                                                                        $524
   71                                                                                                     $25,000
   72                                                                                                      $1,204

   73                                                                                                      $1,250
   74                                                                                                        $674
   75                                                                                                        $299
   76                                                                                                          $0
   77                                                                                                          $0
   78                                                                                                      $5,594
   79                                                                                                      $2,400
   80                                                                                                      $1,250
   81                                                                                                          $0
   82                                                                                                      $1,075
   83                                                                                                      $4,458
   84                                                                                                          $0
   85                                                                                                      $6,277
   86                                                                                                          $0
   87                                                                                                      $1,766
   88                                                                                                        $917

   89                                                                                                      $2,016
   90                                                                                                      $1,514
   91                                                                                                      $1,180
   92                                                                                                      $2,534
   93                                                                                                      $2,329
   94                                                                                                          $0
   95                                                                                                      $1,463
   96                                                                                                      $8,115
   97                                                                                                          $0
   98                                                                                                      $7,313
   99                                                                                                        $803
  100                                                                                                        $918
  101                                                                                                          $0
  102                                                                                                          $0
  103                                                                                                      $1,667
  104                                                                                                      $3,750
  105                                                                                                      $1,564
  106                                                                                                      $6,333
  107                                                                                                        $807
  108                                                                                                      $1,516

  109                                                                                                      $1,365
  110                                                                                                        $179
  111                                                                                                        $102
  112                                                                                                        $135
  113                                                                                                        $103
  114                                                                                                         $92
  115                                                                                                        $102
  116                                                                                                        $749
  117                                                                                                          $0
  118                                                                                                      $1,244
  119                                                                                                          $0
  120                                                                                                      $3,639
  121                                                                                                        $489
  122                                                                                                        $469
  123                                                                                                      $2,871
  124                                                                                                        $577
  125                                                                                                      $4,833
  126                                                                                                          $0
  127                                                                                                      $1,254
  128                                                                                                        $666
  129                                                                                                      $4,313
  130                                                                                                        $435
  131                                                                                                          $0
  132                                                                                                      $7,000
  133                                                                                                          $0
  134                                                                                                        $314
  135                                                                                                        $818
  136                                                                                                        $450
  137                                                                                                      $4,905
  138                                                                                                          $0
  139                                                                                                        $739
  140                                                                                                        $687
  141                                                                                                        $446
  142                                                                                                        $923
  143                                                                                                         $71
  144                                                                                                          $0
  145                                                                                                          $0
  146                                                                                                        $441
  147                                                                                                      $1,366
  148                                                                                                      $2,787
  149                                                                                                      $2,125
  150                                                                                                        $459
  151                                                                                                          $0
  152                                                                                                      $5,802
  153                                                                                                      $5,602
  154                                                                                                          $0
  155                                                                                                      $6,221
  156                                                                                                          $0
  157                                                                                                      $1,692

  158                                                                                                      $1,252
  159                                                                                                        $517
  160                                                                                                        $693
  161                                                                                                        $380
  162                                                                                                      $1,938
  163                                                                                                      $1,225
  164                                                                                                        $358
  165                                                                                                          $0
  166                                                                                                      $1,900
  167                                                                                                        $809
  168                                                                                                      $2,833
  169                                                                                                          $0
  170                                                                                                          $0
  171                                                                                                        $733
  172                                                                                                        $423
  173                                                                                                          $0
  174                                                                                                      $2,349
  175                                                                                                          $0
  176                                                                                                      $7,062
  177                                                                                                        $933
  178                                                                                                        $741
  179                                                                                                      $4,979
  180                                                                                                        $450
  181                                                                                                        $193
  182                                                                                                          $0
  183                                                                                                      $5,604
  184                                                                                                          $0
  185                                                                                                        $306
  186                                                                                                        $368
  187                                                                                                      $1,025
  188                                                                                                        $901
  189                                                                                                        $214
  190                                                                                                          $0
  191                                                                                                      $2,479
  192                                                                                                        $398
  193                                                                                                        $911
  194                                                                                                      $1,058

  195                                                                                                          $0
  196                                                                                                          $0
  197                                                                                                          $0
  198                                                                                                          $0
  199                                                                                                          $0
  200                                                                                                          $0
  201                                                                                                          $0
  202                                                                                                        $381
  203                                                                                                          $0
  204                                                                                                        $546
  205                                                                                                      $2,667
  206                                                                                                        $377
  207                                                                                                        $368
  208                                                                                                          $0
  209                                                                                                      $3,958
  210                                                                                                          $0
  211                                                                                                          $0
  212                                                                                                          $0
  213                                                                                                      $1,500
  214                                                                                                          $0
  215                                                                                                          $0
  216                                                                                                          $0
  217                                                                                                          $0
  218                                                                                                          $0
  219                                                                                                          $0
  220                                                                                                        $351
  221                                                                                                        $656
  222                                                                                                        $582
  223                                                                                                          $0
  224                                                                                                        $189
  225                                                                                                        $394
  226                                                                                                          $0
  227                                                                                                          $0
  228                                                                                                          $0
  229                                                                                                        $470
  230                                                                                                      $1,000
  231                                                                                                        $845
  232                                                                                                        $359
  233                                                                                                        $488
  234                                                                                                          $0
  235                                                                                                      $1,575
  236                                                                                                        $154
  237                                                                                                        $473
  238                                                                                                        $264
  239                                                                                                      $1,292
  240                                                                                                      $1,250
  241                                                                                                        $258
  242                                                                                                          $0
  243                                                                                                        $527
  244                                                                                                          $0
  245                                                                                                      $1,125
  246                                                                                                          $0
  247                                                                                                      $1,167
  248                                                                                                        $106
  249                                                                                                        $547
  250                                                                                                         $95
  251                                                                                                        $121
  252                                                                                                        $771
  253                                                                                                        $258
  254                                                                                                      $1,271
  255                                                                                                        $203
  256                                                                                                      $2,767
  257                                                                                                        $833
  258                                                                                                          $0
  259                                                                                                         $94
  260                                                                                                          $0
  261                                                                                                        $300
  262                                                                                                          $0
  263                                                                                                        $667
  264                                                                                                        $188
  265                                                                                                          $0
  266                                                                                                      $1,317
  267                                                                                                        $450
  268                                                                                                        $105
  269                                                                                                        $368
  270                                                                                                          $0
  271                                                                                                        $728
  272                                                                                                         $46
  273                                                                                                        $700
  274                                                                                                      $1,083
  275                                                                                                        $275
  276                                                                                                      $1,792
  277                                                                                                        $973
  278                                                                                                        $621
  279                                                                                                        $545
  280                                                                                                          $0
  281                                                                                                        $600
  282                                                                                                         $68
  283                                                                                                        $425
  284                                                                                                        $150
  285                                                                                                        $185
  286                                                                                                        $489
  287                                                                                                        $765
  288                                                                                                        $150
  289                                                                                                          $0
  290                                                                                                        $114
  291                                                                                                          $0
  292                                                                                                        $496
  293                                                                                                      $2,708
  294                                                                                                        $558
  295                                                                                                         $59
  296                                                                                                          $0
  297                                                                                                        $390

  298                                                                                                        $365
  299                                                                                                        $221
  300                                                                                                        $193
  301                                                                                                        $296
  302                                                                                                        $104
  303                                                                                                      $1,792
  304                                                                                                          $0
  305                                                                                                        $199
  306                                                                                                      $1,167
  307                                                                                                        $110
  308                                                                                                        $100

                                                                                                         $346,557

MORTGAGE   CURRENT CAPITAL EXPENDITURE           INITIAL TI/LC                                      MONTHLY TI/LC
LOAN NO.             ESCROW BALANCE(20)  ESCROW REQUIREMENT(21)                             ESCROW REQUIREMENT(22)
--------------------------------------------------------------------------------------------------------------------

   1                       $ 3,510,301            $          0                                                 $0
   2                       $ 2,460,127            $          0                                                 $0
   3                       $ 2,831,159            $          0                                                 $0
   4                       $ 1,781,015            $          0                                                 $0
   5                       $   425,831            $          0                                                 $0

   6                       $         0            $  5,271,121                                                 $0
   7                       $         0            $    861,867                                                 $0
   8                       $         0            $          0                                                 $0
   9                       $         0            $          0                                                 $0
   10                      $         0            $          0                                                 $0
   11                      $         0            $          0                                                 $0
   12                      $         0            $          0                                                 $0
   13                      $         0            $          0                                                 $0
   14                      $         0            $          0                                                 $0
   15                      $         0            $          0                                                 $0

   16                      $    12,133            $          0                                                 $0
   17                      $    12,135            $          0                                                 $0
   18                      $    12,300            $          0                                                 $0
   19                      $    12,133            $          0                                                 $0

   20                      $         0            $          0                                                 $0
   21                      $         0            $          0                                                 $0
   22                      $         0            $          0                                                 $0
   23                      $         0            $          0                                                 $0
   24                      $         0            $          0                                                 $0
   25                      $    80,000            $    400,000                                            $34,201

   26                      $         0            $          0                                                 $0
   27                      $         0            $          0                                                 $0
   28                      $         0            $          0                                                 $0

   29                      $         0            $          0                                                 $0
   30                      $         0            $          0                                                 $0
   31                      $         0            $          0                                                 $0
   32                      $     7,010            $          0                                             $6,964
   33                      $         0            $          0                                                 $0

   34                      $     2,306            $          0                                             $5,576
   35                      $     1,911            $          0                                             $4,620
   36                      $       969            $          0                                             $2,342
   37                      $       648            $          0                                             $1,567
   38                      $       506            $          0                                             $1,224

   39                      $         0            $          0                                                 $0
   40                      $         0            $          0                                                 $0
   41                      $     1,058            $          0                                             $5,288

   42                      $         0            $          0                                                 $0
   43                      $         0            $          0                                                 $0
   44                      $         0            $          0                                                 $0
   45                      $         0            $          0                                                 $0
   46                      $         0            $          0                                                 $0
   47                      $         0            $          0                                            $24,741
   48                      $    30,000            $          0                                                 $0
   49                      $     1,890            $          0                                                 $0
   50                      $         0            $          0                                             $5,863
   51                      $         0            $          0                                                 $0
   52                      $         0            $          0                                                 $0
   53                      $    11,020            $          0                                                 $0
   54                      $     4,303            $          0                                            $13,423
   55                      $     6,088            $          0                                            $12,500
   56                      $    26,825            $          0                                                 $0
   57                      $    21,250            $          0                                                 $0
   58                      $     5,819            $          0                                             $9,684
   59                      $   157,536            $    150,000                                             $6,191

   60                      $         0            $          0                                                 $0
   61                      $         0            $          0                                                 $0
   62                      $         0            $          0                                                 $0
   63                      $         0            $          0                                                 $0
   64                      $         0            $          0                                                 $0

   65                      $     1,581            $     37,200                                             $6,110
   66                      $       790            $     35,500                                             $4,474
   67                      $       924            $     27,300                                             $3,569
   68                      $         0            $          0                                                 $0
   69                      $     1,015            $          0                                             $5,833
   70                      $         0            $          0                                             $1,667
   71                      $   831,349            $          0                                                 $0
   72                      $     3,612            $          0                                                 $0

   73                      $     1,250            $          0                                             $3,750
   74                      $       674            $     70,000                                             $2,023
   75                      $       299            $     30,000                                               $874
   76                      $         0            $          0                                                 $0
   77                      $         0            $          0                                                 $0
   78                      $    11,188            $          0                                                 $0
   79                      $    93,672            $          0                                                 $0
   80                      $     5,000            $          0                                                 $0
   81                      $         0            $          0                                                 $0
   82                      $     3,226            $          0                                             $5,371
   83                      $    13,375            $          0                                                 $0
   84                      $    20,000            $          0                                                 $0
   85                      $     6,277            $          0                                                 $0
   86                      $         0            $          0                                                 $0
   87                      $     3,533            $    150,000         $18,325 (decreases to $11,822.75 on 2/1/08)
   88                      $       917            $          0                                             $4,585

   89                      $     4,032            $          0                                                 $0
   90                      $     3,028            $          0                                                 $0
   91                      $     2,361            $          0                                                 $0
   92                      $    15,204            $          0                                                 $0
   93                      $     4,658            $          0                                             $6,361
   94                      $         0            $          0                                                 $0
   95                      $     1,463            $          0                                             $1,666
   96                      $    32,589            $          0                                                 $0
   97                      $    22,362            $    200,000                                                 $0
   98                      $    22,005            $          0                                                 $0
   99                      $    48,200            $    171,000                                             $4,630
  100                      $     4,590            $    496,701                                                 $0
  101                      $         0            $          0                                             $8,000
  102                      $     3,011            $          0                                                 $0
  103                      $         0            $          0                                                 $0
  104                      $     7,500            $          0                                                 $0
  105                      $     3,133            $          0                                                 $0
  106                      $    43,568            $          0                                                 $0
  107                      $     1,614            $     96,864                                             $4,078
  108                      $    21,219            $          0                                             $8,336

  109                      $     1,365            $          0                                             $4,549
  110                      $       179            $          0                                               $597
  111                      $       102            $          0                                               $341
  112                      $       135            $          0                                               $450
  113                      $       103            $          0                                               $343
  114                      $        92            $          0                                               $307
  115                      $       102            $          0                                               $341
  116                      $         0            $          0                                             $2,000
  117                      $         0            $          0                                                 $0
  118                      $    53,172            $          0                                                 $0
  119                      $         0            $          0                                                 $0
  120                      $     7,278            $          0                                            $11,912
  121                      $     1,471            $          0                                             $3,262
  122                      $       469            $          0                                             $1,406
  123                      $     5,742            $          0                                                 $0
  124                      $     1,731            $          0                                               $834
  125                      $         0            $          0                                                 $0
  126                      $     3,213            $          0                                                 $0
  127                      $     3,762            $          0                                                 $0
  128                      $     1,332            $    120,000                                                 $0
  129                      $    12,938            $          0                                                 $0
  130                      $       435            $          0                                             $2,416
  131                      $         0            $          0                                             $1,160
  132                      $    14,000            $          0                                                 $0
  133                      $         0            $          0                                             $2,000
  134                      $       314            $          0                                               $945
  135                      $     1,636            $          0                                                 $0
  136                      $     1,350            $          0                                             $1,500
  137                      $         0            $          0                                                 $0
  138                      $         0            $          0                                                 $0
  139                      $     1,479            $          0                                                 $0
  140                      $       687            $          0                                             $2,291
  141                      $       446            $          0                                                 $0
  142                      $     2,769            $          0                                             $4,615
  143                      $       284            $          0                                                 $0
  144                      $         0            $          0                                                 $0
  145                      $         0            $          0                                                 $0
  146                      $       441            $          0                                             $2,083
  147                      $         0            $          0                                             $5,254
  148                      $    11,196            $          0                                             $5,160
  149                      $     4,250            $          0                                                 $0
  150                      $       918            $     90,664                                             $2,299
  151                      $         0            $          0                                                 $0
  152                      $         0            $          0                                                 $0
  153                      $     5,604            $          0                                                 $0
  154                      $         0            $          0                                                 $0
  155                      $    18,715            $          0                                                 $0
  156                      $         0            $          0                                                 $0
  157                      $     3,385            $    200,000                                             $5,232

  158                      $     2,504            $          0                                             $3,339
  159                      $     1,033            $          0                                             $1,378
  160                      $     1,386            $          0                                             $2,083
  161                      $       761            $          0                                             $2,533
  162                      $     1,938            $          0                                                 $0
  163                      $     6,125            $          0                                                 $0
  164                      $       358            $          0                                             $2,083
  165                      $         0            $          0                                                 $0
  166                      $     5,703            $          0                                                 $0
  167                      $       809            $          0                                             $5,000
  168                      $     5,667            $          0                                                 $0
  169                      $         0            $    100,000                                                 $0
  170                      $         0            $          0                                             $1,675
  171                      $     1,466            $          0                                             $5,000
  172                      $     1,269            $          0                                                 $0
  173                      $         0            $          0                                                 $0
  174                      $     4,698            $          0                                                 $0
  175                      $         0            $          0                                                 $0
  176                      $    42,372            $          0                                                 $0
  177                      $     2,799            $          0                                             $3,333
  178                      $     1,482            $    120,000                                             $3,623
  179                      $     4,979            $          0                                                 $0
  180                      $     1,350            $          0                                                 $0
  181                      $       579            $          0                                               $644
  182                      $   100,149            $          0                                                 $0
  183                      $    16,812            $          0                                                 $0
  184                      $         0            $          0                                                 $0
  185                      $       614            $    150,000                                                 $0
  186                      $     1,103            $    100,000                                             $1,960
  187                      $     2,050            $          0                                               $351
  188                      $       901            $          0                                             $3,003
  189                      $       427            $     22,574                                               $941
  190                      $         0            $    115,000                                             $3,333
  191                      $     7,438            $          0                                                 $0
  192                      $       796            $          0                                             $1,323
  193                      $     1,822            $          0                                                 $0
  194                      $     3,175            $          0                                                 $0

  195                      $         0            $175,000 LOC                                                 $0
  196                      $         0            $175,000 LOC                                                 $0
  197                      $         0            $175,000 LOC                                                 $0
  198                      $         0            $175,000 LOC                                                 $0
  199                      $         0            $175,000 LOC                                                 $0
  200                      $         0            $175,000 LOC                                                 $0
  201                      $         0            $          0                                                 $0
  202                      $         0            $          0                                                 $0
  203                      $         0            $          0                                                 $0
  204                      $     2,746            $    200,000                                                 $0
  205                      $         0            $          0                                                 $0
  206                      $     1,134            $          0                                               $629
  207                      $       368            $     25,000                                             $1,555
  208                      $         0            $          0                                                 $0
  209                      $    15,833            $          0                                                 $0
  210                      $         0            $    100,000                                                 $0
  211                      $         0            $          0                                                 $0
  212                      $         0            $          0                                                 $0
  213                      $     3,000            $          0                                                 $0
  214                      $         0            $          0                                                 $0
  215                      $         0            $          0                                                 $0
  216                      $         0            $          0                                                 $0
  217                      $         0            $    100,000                                                 $0
  218                      $         0            $          0                                             $2,162
  219                      $         0            $          0                                                 $0
  220                      $       702            $          0                                             $1,537
  221                      $     1,312            $     45,000                                             $1,608
  222                      $     1,164            $          0                                             $2,196
  223                      $         0            $          0                                                 $0
  224                      $         0            $          0                                                 $0
  225                      $     1,576            $          0                                             $1,314
  226                      $         0            $          0                                                 $0
  227                      $         0            $          0                                                 $0
  228                      $         0            $          0                                                 $0
  229                      $     1,410            $          0                                             $1,761
  230                      $     2,000            $          0                                                 $0
  231                      $     1,690            $     50,000                                             $2,818
  232                      $         0            $          0                                             $2,392
  233                      $       975            $          0                                             $1,296
  234                      $         0            $          0                                                 $0
  235                      $    19,453            $     10,000                                             $3,500
  236                      $       154            $          0   $2916.67/mo. For 1st year; $1,000/mo. thereafter
  237                      $         0            $          0                                                 $0
  238                      $       529            $     40,000                                                 $0
  239                      $     2,583            $          0                                                 $0
  240                      $     2,500            $          0                                                 $0
  241                      $       516            $          0                                             $1,714
  242                      $    20,000            $          0                                                 $0
  243                      $       527            $          0                                               $833
  244                      $         0            $          0                                                 $0
  245                      $     2,250            $          0                                                 $0
  246                      $         0            $          0                                                 $0
  247                      $     2,333            $          0                                                 $0
  248                      $       212            $          0                                             $2,750
  249                      $     2,197            $          0                                             $2,735
  250                      $         0            $     92,399                                                 $0
  251                      $       363            $          0                                               $833
  252                      $     3,096            $          0                                                 $0
  253                      $     1,031            $          0                                             $1,569
  254                      $     3,812            $          0                                                 $0
  255                      $         0            $          0                                                 $0
  256                      $     2,770            $          0                                                 $0
  257                      $         0            $          0                                                 $0
  258                      $         0            $     42,750                                                 $0
  259                      $       282            $          0                                               $625
  260                      $         0            $          0                                                 $0
  261                      $         0            $          0                                               $820
  262                      $         0            $     50,000                                                 $0
  263                      $     1,333            $          0                                                 $0
  264                      $       562            $          0                                                 $0
  265                      $         0            $          0                                               $956
  266                      $     3,952            $          0                                                 $0
  267                      $       900            $          0                                                 $0
  268                      $         0            $          0                                               $547
  269                      $     1,473            $          0                                             $1,842
  270                      $         0            $          0                                                 $0
  271                      $     2,183            $          0                                                 $0
  272                      $        46            $          0                                                 $0
  273                      $     2,800            $          0                                             $2,140
  274                      $     4,349            $          0                                                 $0
  275                      $         0            $          0                                               $833
  276                      $     8,958            $          0                                                 $0
  277                      $         0            $          0                                             $1,621
  278                      $     1,242            $          0                                             $2,138
  279                      $     2,726            $          0                                                 $0
  280                      $     1,572            $          0                                             $1,577
  281                      $     1,200            $          0                                                 $0
  282                      $       204            $          0                                               $467
  283                      $     1,700            $          0                                               $992
  284                      $       450            $          0                                               $997
  285                      $       370            $          0                                             $1,024
  286                      $     1,466            $          0                                                 $0
  287                      $     1,530            $          0                                                 $0
  288                      $       300            $          0                                               $850
  289                      $         0            $          0                                                 $0
  290                      $       228            $          0                                               $760
  291                      $         0            $          0                                                 $0
  292                      $       496            $          0                                                 $0
  293                      $    35,417            $          0                                                 $0
  294                      $     1,680            $          0                                                 $0
  295                      $       118            $          0                                               $394
  296                      $         0            $          0                                                 $0
  297                      $     1,171            $          0                                                 $0

  298                      $     1,096            $          0                                                 $0
  299                      $       663            $          0                                                 $0
  300                      $       579            $          0                                                 $0
  301                      $       592            $          0                                             $1,012
  302                      $       418            $          0                                               $300
  303                      $    27,168            $          0                                                 $0
  304                      $         0            $          0                                                 $0
  305                      $         0            $          0                                               $630
  306                      $     1,167            $          0                                                 $0
  307                      $       220            $          0                                               $550
  308                      $    10,000            $     30,000                                               $500

                           $13,257,998            $  9,975,940                                           $384,428

                                                                                           PREPAYMENT CODE(25)
MORTGAGE       CURRENT TI/LC   ENVIRONMENTAL      INTEREST                      -------------------------------------------
LOAN NO.   ESCROW BALANCE(23)    INSURANCE     ACCRUAL METHOD   SEASONING(24)   LO   DEF   DEF/YM1.00   YM1.00   YM   OPEN
-----------------------------------------------------------------------------------------------------------------------------

   1             $         0        No           Actual/360                5    30   86                                4
   2             $         0        No           Actual/360                5    30   86                                4
   3             $         0        No           Actual/360                5    30   86                                4
   4             $         0        No           Actual/360                5    30   86                                4
   5             $         0        No           Actual/360                5    30   86                                4

   6             $ 5,271,121        No           Actual/360                2    26   90                                4
   7             $   861,867        No           Actual/360                2    26   90                                4
   8             $         0        No           Actual/360                2    26   90                                4
   9             $         0        No           Actual/360                2    26   90                                4
   10            $         0        No           Actual/360                2    26   90                                4
   11            $         0        No           Actual/360                2    26   90                                4
   12            $         0        No           Actual/360                2    26   90                                4
   13            $         0        No           Actual/360                2    26   90                                4
   14            $         0        No           Actual/360                2    26   90                                4
   15            $         0        No           Actual/360                2    26   90                                4

   16            $         0        No           Actual/360                2    26   91                                3
   17            $         0        No           Actual/360                2    26   91                                3
   18            $         0        No           Actual/360                2    26   91                                3
   19            $         0        No           Actual/360                2    26   91                                3

   20            $         0        No           Actual/360                2    26   91                                3
   21            $         0        No           Actual/360                2    26   91                                3
   22            $         0        No           Actual/360                2    26   91                                3
   23            $         0        No           Actual/360                2    26   91                                3
   24            $         0        No           Actual/360                2    26   90                                4
   25            $   400,000        No           Actual/360                3    27   90                                3

   26            $         0        No           Actual/360                0    24   95                                1
   27            $         0        No           Actual/360                0    24   95                                1
   28            $         0        No           Actual/360                0    24   95                                1

   29            $         0        No           Actual/360                2    26   90                                4
   30            $         0        No           Actual/360                2    26   90                                4
   31            $         0        No             30/360                  2    23                        33           4
   32            $    13,927        No           Actual/360                2    26   91                                3
   33            $         0        No           Actual/360                3    27   88                                5

   34            $    11,153        No           Actual/360                2    26   91                                3
   35            $     9,241        No           Actual/360                2    26   91                                3
   36            $     4,684        No           Actual/360                2    26   91                                3
   37            $     3,134        No           Actual/360                2    26   91                                3
   38            $     2,449        No           Actual/360                2    26   91                                3

   39            $         0        No             30/360                  1    23                        33           4
   40            $         0        No             30/360                  1    23                        33           4
   41            $         0        No           Actual/360                2    26   90                                4

   42            $         0        No           Actual/360                0    24   92                                4
   43            $         0        No           Actual/360                0    24   92                                4
   44            $         0        No             30/360                  9    23                        57           4
   45            $         0        No           Actual/360                2    26   90                                4
   46            $         0        No           Actual/360                3    27   89                                4
   47            $         0        No           Actual/360                2    26                        90           4
   48            $         0        No           Actual/360                6    30   86                                4
   49            $         0        No           Actual/360                1    25   92                                3
   50            $         0        No           Actual/360                2    26   90                                4
   51            $         0        No           Actual/360                6    30   86                                4
   52            $         0        Yes          Actual/360                3    27                               89    4
   53            $         0        No           Actual/360                2    26   90                                4
   54            $    26,892        No           Actual/360                4    28   89                                3
   55            $    20,928        No           Actual/360                1    25   58                                1
   56            $         0        No           Actual/360                5    29   87                                4
   57            $         0        No           Actual/360                5    29   89                                2
   58            $    19,398        No           Actual/360                4    28   88                                4
   59            $   208,357        No           Actual/360                3    27   85                                4

   60            $         0        No             30/360                  2    23                        33           4
   61            $         0        No             30/360                  2    23                        33           4
   62            $         0        No             30/360                  2    23                        33           4
   63            $         0        No             30/360                  2    23                        33           4
   64            $         0        No           Actual/360                4    28   145                               7

   65            $    43,407        No           Actual/360                3    27   89                                4
   66            $    40,066        No           Actual/360                3    27   89                                4
   67            $    30,940        No           Actual/360                3    27   89                                4
   68            $         0        No           Actual/360                2    26   92                                2
   69            $    11,696        No           Actual/360                4    28   85                                7
   70            $         0        No           Actual/360                2    26   30                                4
   71            $         0        No           Actual/360                2    26   91                                3
   72            $         0        No           Actual/360                5    29   87                                4

   73            $     3,750        No           Actual/360                1    25   89                                6
   74            $     2,023        No           Actual/360                1    25   89                                6
   75            $       874        No           Actual/360                1    25   89                                6
   76            $         0        No           Actual/360                3    27   90                                3
   77            $         0        No           Actual/360                2    26                        89           5
   78            $         0        No           Actual/360                2    26   91                                3
   79            $         0        No           Actual/360                2    26   57                                37
   80            $         0        No           Actual/360                6    30   83                                7
   81            $         0        No             30/360                  3    23                        33           4
   82            $    16,114        No           Actual/360                3    27   90                                3
   83            $         0        No           Actual/360                3    27   92                                1
   84            $         0        No           Actual/360                6    30   86                                4
   85            $         0        No           Actual/360                1    25   92                                3
   86            $         0        No           Actual/360                6    30   86                                4
   87            $   186,650        No           Actual/360                4    28   88                                4
   88            $     4,587        No           Actual/360                3    27   89                                4

   89            $         0        No           Actual/360                2    26   91                                3
   90            $         0        No           Actual/360                2    26   91                                3
   91            $         0        No           Actual/360                2    26   91                                3
   92            $         0        No           Actual/360                8    32   84                                4
   93            $    12,722        No           Actual/360                4    28   88                                4
   94            $         0        No           Actual/360                8    32   84                                4
   95            $     1,666        No           Actual/360                3    27   89                                4
   96            $         0        No           Actual/360                6    30   83                                7
   97            $   201,005        No           Actual/360                4    28                        88           4
   98            $         0        No           Actual/360                5    29   87                                4
   99            $   171,000        No           Actual/360                6    30   84                                6
  100            $   503,417        No           Actual/360                7    31   85                                4
  101            $         0        No           Actual/360                2    26   90                                4
  102            $    15,046        No           Actual/360                3    27   90                                3
  103            $         0        No           Actual/360                0    24   83                                13
  104            $         0        No           Actual/360                2    26   93                                1
  105            $         0        No           Actual/360                4    28   87                                5
  106            $         0        No           Actual/360               14    38   42                                4
  107            $    96,864        No           Actual/360                2    26   91                                3
  108            $   116,704        No           Actual/360               16    40   76                                4

  109            $     4,549        No           Actual/360                3    27   89                                4
  110            $       597        No           Actual/360                3    27   89                                4
  111            $       341        No           Actual/360                3    27   89                                4
  112            $       450        No           Actual/360                3    27   89                                4
  113            $       343        No           Actual/360                3    27   89                                4
  114            $       307        No           Actual/360                3    27   89                                4
  115            $       341        No           Actual/360                3    27   89                                4
  116            $         0        No           Actual/360                1    25   91                                4
  117            $         0        No             30/360                  2    23                        33           4
  118            $         0        No           Actual/360                3    27   86                                7
  119            $         0        No           Actual/360                1    25   90                                3
  120            $    23,824        No           Actual/360                2    26   92                                2
  121            $     9,816        No           Actual/360                5    29   87                                4
  122            $     1,406        No           Actual/360                3    59                        57           4
  123            $         0        No           Actual/360                2    26   93                                1
  124            $     2,502        No           Actual/360                5    29   87                                4
  125            $         0        No           Actual/360                2    26   90                                4
  126            $         0        No           Actual/360                2    26   57                                1
  127            $         0        No           Actual/360                5    29   87                                4
  128            $   120,695        No           Actual/360                4    28   88                                4
  129            $         0        No           Actual/360                3    27   92                                1
  130            $     2,416        No           Actual/360                3    27   89                                4
  131            $     2,320        No           Actual/360                4    28   87                                5
  132            $         0        No           Actual/360                2    26                        92           2
  133            $    14,016        No           Actual/360                8    32   75                                13
  134            $         0        No           Actual/360                3    27   89                                4
  135            $         0        No           Actual/360                4    28   85                                7
  136            $     4,500        No           Actual/360                5    29   87                                4
  137            $         0        No           Actual/360                2    26   90                                4
  138            $         0        No           Actual/360                2    26   90                                4
  139            $         0        No           Actual/360                2    26   91                                3
  140            $     2,291        No           Actual/360                3    27   89                                4
  141            $         0        No           Actual/360                3    27   89                                4
  142            $    13,845        No           Actual/360                5    29             87                      4
  143            $         0        No           Actual/360                6    30   86                                4
  144            $         0        No           Actual/360                3    27   89                                4
  145            $         0        No           Actual/360                3    27   91                                2
  146            $     2,083        No           Actual/360                3    27   89                                4
  147            $     5,254        No           Actual/360                1    25   93                                2
  148            $    20,728        No           Actual/360                6    30   86                                4
  149            $         0        No           Actual/360                2    26   93                                1
  150            $     4,598        No           Actual/360                2    26   91                                3
  151            $         0        No           Actual/360                3    27   92                                1
  152            $         0        No           Actual/360                2    26   87                                7
  153            $         0        No           Actual/360                3    27                        89           4
  154            $         0        No           Actual/360                4    28   88                                4
  155            $         0        No           Actual/360                5    29   87                                4
  156            $         0        No           Actual/360                4    28   88                                4
  157            $   200,000        No           Actual/360                2    26   91                                3

  158            $     6,678        No           Actual/360                2    26   91                                3
  159            $     2,755        No           Actual/360                2    26   91                                3
  160            $     4,167        No           Actual/360                2    26   91                                3
  161            $     5,073        No           Actual/360                4    28   88                                4
  162            $         0        No           Actual/360                3    27                        89           4
  163            $         0        No           Actual/360                5    29   88                                3
  164            $     2,083        No           Actual/360                3    27   89                                4
  165            $         0        No           Actual/360                5    29   87                                4
  166            $         0        No           Actual/360                5     0                        113          7
  167            $     5,000        No           Actual/360                3    27                        89           4
  168            $         0        No           Actual/360                2    26   93                                1
  169            $   100,579        No           Actual/360                4    28   100                               4
  170            $     6,700        No           Actual/360                6    30   86                                4
  171            $    10,000        No           Actual/360                4    28   88                                4
  172            $         0        No           Actual/360                5    29   85                                6
  173            $         0        No             30/360                  5    59                        57           4
  174            $         0        No           Actual/360                2    26   91                                3
  175            $         0        No           Actual/360                6    30   86                                4
  176            $         0        No           Actual/360                6    30   87                                3
  177            $    10,000        No           Actual/360                5    29   87                                4
  178            $   120,000        No           Actual/360                2    26   91                                3
  179            $         0        No           Actual/360                1    25   94                                1
  180            $         0        No           Actual/360                5    29   85                                6
  181            $     1,932        No           Actual/360                5    29   87                                4
  182            $         0        No           Actual/360                5    29   78                                13
  183            $         0        No           Actual/360                3    27   92                                1
  184            $         0        No             30/360                  1    23                        33           4
  185            $   151,045        No           Actual/360                4    28   88                                4
  186            $     5,881        No           Actual/360                3    27   90                                3
  187            $       702        No           Actual/360                4    28   88                                4
  188            $     3,003        No           Actual/360                3    27   89                                4
  189            $    22,574        No           Actual/360                2    26   91                                3
  190            $   125,000        No           Actual/360                5    29   87                                4
  191            $         0        No           Actual/360                3    27   92                                1
  192            $     2,646        No           Actual/360                2    26   91                                3
  193            $         0        No           Actual/360                2    26   91                                3
  194            $         0        No           Actual/360                3    27   90                                3

  195            $         0        No           Actual/360                3    27   92                                1
  196            $         0        No           Actual/360                3    27   92                                1
  197            $         0        No           Actual/360                3    27   92                                1
  198            $         0        No           Actual/360                3    27   92                                1
  199            $         0        No           Actual/360                3    27   92                                1
  200            $         0        No           Actual/360                3    27   92                                1
  201            $         0        No           Actual/360                3    27   86                                7
  202            $         0        No           Actual/360                2    26   89                                5
  203            $         0        No           Actual/360                9    33   98                                1
  204            $   202,541        No           Actual/360                7    31   25                                4
  205            $         0        No           Actual/360                2    26   90                                4
  206            $     1,892        No           Actual/360                5    29   87                                4
  207            $    26,615        No           Actual/360                3    27   89                                4
  208            $         0        No           Actual/360                8    32   84                                4
  209            $         0        No           Actual/360                4    28   29                                3
  210            $   100,579        No           Actual/360                4    28   100                               4
  211            $         0        No           Actual/360                4    36                        79           5
  212            $         0        No           Actual/360                1    25   92                                3
  213            $         0        No           Actual/360                2    26   91                                3
  214            $         0        No           Actual/360                4    59                        48           13
  215            $         0        No           Actual/360                3    27   89                                4
  216            $         0        No           Actual/360                4    59                        48           13
  217            $   100,579        No           Actual/360                4    28   100                               4
  218            $     6,486        No           Actual/360                5    29   87                                4
  219            $         0        No           Actual/360                8    32   84                                4
  220            $     3,074        No           Actual/360                2    26   90                                4
  221            $     3,215        No           Actual/360                2    26   91                                3
  222            $     4,392        No           Actual/360                2    23                        94           3
  223            $         0        No           Actual/360                1    25             91                      4
  224            $         0        No           Actual/360                2    26   42                                4
  225            $     5,256        No           Actual/360                6    30                        86           4
  226            $         0        No           Actual/360                3    27   149                               4
  227            $         0        No           Actual/360                2    26   91                                3
  228            $         0        No           Actual/360                1    25   56                                3
  229            $     5,283        No           Actual/360                5    29   87                                4
  230            $         0        No           Actual/360                4    28   88                                4
  231            $    55,636        No           Actual/360                4    28   28                                4
  232            $         0        No           Actual/360                2    26   90                                4
  233            $     2,593        No           Actual/360                2    26   91                                3
  234            $         0        No           Actual/360                3    27   89                                4
  235            $    21,000        No           Actual/360                8    32   24                                4
  236            $     2,917        No           Actual/360                3    27   89                                4
  237            $         0        No           Actual/360                2    26   87                                7
  238            $    40,232        No           Actual/360                4    28                        88           4
  239            $         0        No           Actual/360                2    26   91                                3
  240            $         0        No           Actual/360                2    26   91                                3
  241            $     3,428        No           Actual/360                4    28   88                                4
  242            $         0        No           Actual/360                2    26   91                                3
  243            $       833        No           Actual/360                3    27   86                                7
  244            $         0        No           Actual/360                5     0                        56           4
  245            $         0        No           Actual/360                3    27   90                                3
  246            $         0        No           Actual/360                4    28   88                                4
  247            $         0        No           Actual/360                2    26   91                                3
  248            $     5,500        No           Actual/360                4    28   88                                4
  249            $    10,986        No           Actual/360                6    30   86                                4
  250            $    92,399        No           Actual/360                2    26   81                                13
  251            $     2,507        No           Actual/360                5    29   87                                4
  252            $         0        No           Actual/360                6    30   83                                7
  253            $     6,277        No           Actual/360                4    28   89                                3
  254            $         0        No           Actual/360                3    23                        94           3
  255            $         0        No           Actual/360                1    25                        90           5
  256            $         0        No           Actual/360                1    25   94                                1
  257            $         0        No           Actual/360                2    26   90                                4
  258            $         0        No           Actual/360                2    26   91                                3
  259            $     1,875        No           Actual/360                5    29             87                      4
  260            $         0        No           Actual/360                2    26   87                                7
  261            $         0        No           Actual/360                2    26   90                                4
  262            $    50,290        No           Actual/360                4    28   88                                4
  263            $         0        No           Actual/360                2    26   31                                3
  264            $         0        No           Actual/360                5    29   85                                6
  265            $         0        No           Actual/360                2    26   90                                4
  266            $         0        No           Actual/360                3    23                        94           3
  267            $         0        No           Actual/360                2    26   91                                3
  268            $       547        No           Actual/360                3    27   89                                4
  269            $     7,368        No           Actual/360                6    30   86                                4
  270            $         0        No           Actual/360                6    30   86                                4
  271            $         0        No           Actual/360                3    27   90                                3
  272            $         0        No           Actual/360                3    27   89                                4
  273            $     8,560        No           Actual/360                6    30   86                                4
  274            $         0        No           Actual/360                6    30   83                                7
  275            $         0        No           Actual/360                2    26   90                                4
  276            $         0        No           Actual/360                5    29   90                                1
  277            $         0        No           Actual/360                2    26   90                                4
  278            $     4,276        No           Actual/360                2    26   91                                3
  279            $         0        No           Actual/360                5    29   88                                3
  280            $     3,153        No           Actual/360                2    26   91                                3
  281            $         0        No           Actual/360                2    26   91                                3
  282            $     1,401        No           Actual/360                5    29   85                                6
  283            $     3,967        No           Actual/360                3    27   90                                3
  284            $     2,991        No           Actual/360                5    29   87                                4
  285            $     2,048        No           Actual/360                2    26   91                                3
  286            $         0        No           Actual/360                3    36                        81           3
  287            $         0        No           Actual/360                2    26   91                                3
  288            $     1,700        No           Actual/360                2    26   91                                3
  289            $         0        No           Actual/360                2    26   91                                3
  290            $     1,520        No           Actual/360                4    28             88                      4
  291            $         0        No           Actual/360                2    26   91                                3
  292            $         0        No           Actual/360                1    25   92                                3
  293            $         0        No           Actual/360                3    27                        90           3
  294            $         0        No           Actual/360                5    29   87                                4
  295            $       789        No           Actual/360                2    26   91                                3
  296            $         0        No           Actual/360                2    26   91                                3
  297            $         0        No           Actual/360                3    27   90                                3

  298            $         0        No           Actual/360                3    27   90                                3
  299            $         0        No           Actual/360                3    27   90                                3
  300            $         0        No           Actual/360                3    27   90                                3
  301            $     2,024        No           Actual/360                2    26   91                                3
  302            $     1,205        No           Actual/360                6    30   83                                7
  303            $         0        No           Actual/360                6    30   86                                4
  304            $         0        No           Actual/360                2    26   91                                3
  305            $         0        No           Actual/360                2    26   90                                4
  306            $         0        No           Actual/360                3    27   89                                4
  307            $     1,100        No           Actual/360                2    26   91                                3
  308            $    30,000        No           Actual/360                1    25   92                                3

                 $10,163,753

MORTGAGE       YM        ADMINISTRATIVE
LOAN NO.   FORMULA(26)   COST RATE(27)
---------------------------------------
   1                         3.084
   2                         3.084
   3                         3.084
   4                         3.084
   5                         3.084

   6                         2.084
   7                         2.084
   8                         2.084
   9                         2.084
   10                        2.084
   11                        2.084
   12                        2.084
   13                        2.084
   14                        2.084
   15                        2.084

   16                        5.084
   17                        5.084
   18                        5.084
   19                        5.084

   20                        3.084
   21                        3.084
   22                        3.084
   23                        3.084
   24                        3.084
   25                        3.084

   26                        3.084
   27                        3.084
   28                        3.084

   29                        2.084
   30                        2.084
   31           A            2.084
   32                        2.084
   33                        3.084

   34                        2.084
   35                        2.084
   36                        2.084
   37                        2.084
   38                        2.084

   39           A            2.084
   40           A            2.084
   41                        3.084

   42                        3.084
   43                        3.084
   44           A            2.084
   45                        2.084
   46                        3.084
   47           B            3.084
   48                        3.084
   49                        2.084
   50                        3.084
   51                        3.084
   52           C            3.084
   53                        4.084
   54                        3.084
   55                        9.084
   56                        4.084
   57                        2.084
   58                        3.084
   59                        3.084

   60           A            2.084
   61           A            2.084
   62           A            2.084
   63           A            2.084
   64                        3.084

   65                        3.084
   66                        3.084
   67                        3.084
   68                        2.084
   69                        3.084
   70                        3.084
   71                        2.084
   72                        3.084

   73                        2.084
   74                        2.084
   75                        2.084
   76                        2.084
   77           D            3.084
   78                        2.084
   79                        3.084
   80                        3.084
   81           A            2.084
   82                        2.084
   83                        2.084
   84                        3.084
   85                        7.084
   86                        3.084
   87                        8.084
   88                        3.084

   89                        7.084
   90                        7.084
   91                        7.084
   92                        8.084
   93                        3.084
   94                        8.084
   95                        3.084
   96                        3.084
   97           E            3.084
   98                        3.084
   99                        2.084
  100                        3.084
  101                        7.084
  102                        2.084
  103                        13.084
  104                        2.084
  105                        3.084
  106                        3.084
  107                        2.084
  108                        3.084

  109                        3.084
  110                        3.084
  111                        3.084
  112                        3.084
  113                        3.084
  114                        3.084
  115                        3.084
  116                        3.084
  117           A            2.084
  118                        9.084
  119                        2.084
  120                        9.084
  121                        3.084
  122           B            3.084
  123                        2.084
  124                        9.084
  125                        3.084
  126                        2.084
  127                        3.084
  128                        3.084
  129                        2.084
  130                        3.084
  131                        3.084
  132           F            2.084
  133                        13.084
  134                        3.084
  135                        11.084
  136                        3.084
  137                        3.084
  138                        3.084
  139                        2.084
  140                        3.084
  141                        3.084
  142           G            3.084
  143                        3.084
  144                        3.084
  145                        2.084
  146                        9.084
  147                        2.084
  148                        3.084
  149                        2.084
  150                        2.084
  151                        2.084
  152                        3.084
  153           H            3.084
  154                        3.084
  155                        3.084
  156                        3.084
  157                        2.084

  158                        2.084
  159                        2.084
  160                        2.084
  161                        3.084
  162           I            3.084
  163                        9.084
  164                        3.084
  165                        3.084
  166           J            13.084
  167           K            3.084
  168                        2.084
  169                        3.084
  170                        3.084
  171                        3.084
  172                        8.084
  173           B            3.084
  174                        7.084
  175                        3.084
  176                        2.084
  177                        3.084
  178                        2.084
  179                        9.084
  180                        8.084
  181                        3.084
  182                        13.084
  183                        9.084
  184           A            2.084
  185                        3.084
  186                        2.084
  187                        3.084
  188                        3.084
  189                        2.084
  190                        3.084
  191                        2.084
  192                        2.084
  193                        9.084
  194                        2.084

  195                        2.084
  196                        2.084
  197                        2.084
  198                        2.084
  199                        2.084
  200                        2.084
  201                        3.084
  202                        3.084
  203                        2.084
  204                        3.084
  205                        3.084
  206                        3.084
  207                        3.084
  208                        3.084
  209                        2.084
  210                        3.084
  211           L            3.084
  212                        2.084
  213                        9.084
  214           B            13.084
  215                        3.084
  216           B            13.084
  217                        3.084
  218                        3.084
  219                        3.084
  220                        2.084
  221                        7.084
  222           F            2.084
  223           M            3.084
  224                        3.084
  225           E            8.084
  226                        3.084
  227                        2.084
  228                        2.084
  229                        3.084
  230                        13.084
  231                        3.084
  232                        3.084
  233                        2.084
  234                        3.084
  235                        13.084
  236                        3.084
  237                        9.084
  238           H            3.084
  239                        2.084
  240                        2.084
  241                        3.084
  242                        2.084
  243                        3.084
  244           N            3.084
  245                        2.084
  246                        3.084
  247                        2.084
  248                        3.084
  249                        3.084
  250                        3.084
  251                        3.084
  252                        3.084
  253                        9.084
  254           F            2.084
  255           K            3.084
  256                        9.084
  257                        3.084
  258                        2.084
  259           G            3.084
  260                        8.084
  261                        3.084
  262                        3.084
  263                        2.084
  264                        8.084
  265                        9.084
  266           F            2.084
  267                        2.084
  268                        3.084
  269                        3.084
  270                        3.084
  271                        2.084
  272                        3.084
  273                        3.084
  274                        3.084
  275                        3.084
  276                        7.084
  277                        3.084
  278                        2.084
  279                        2.084
  280                        2.084
  281                        2.084
  282                        8.084
  283                        2.084
  284                        3.084
  285                        2.084
  286           F            2.084
  287                        2.084
  288                        2.084
  289                        2.084
  290           G            3.084
  291                        2.084
  292                        2.084
  293           F            2.084
  294                        3.084
  295                        2.084
  296                        7.084
  297                        2.084

  298                        2.084
  299                        2.084
  300                        2.084
  301                        2.084
  302                        3.084
  303                        3.084
  304                        7.084
  305                        3.084
  306                        3.084
  307                        7.084
  308                        2.084

                             3.420

FOOTNOTES TO APPENDIX II

1     "MSMC" and "LaSalle" denote Morgan Stanley Mortgage Capital Inc. and
      LaSalle Bank National Association, respectively as Sellers.

2     The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding: Mortgage Loan
      Nos. 1-5, 6-15, 20-23, 26-28, 29-30, 34-38, 42-43, 89-91, 109-115,
      158-159, 195-200 and 298-300. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values, and/or
      Underwritable Cash Flows or loan documents. The following loan pools represent cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 16-19, 39-40, 60-63, 65-67 and 73-75. For the
      purpose of the statistical information set forth in this Prospectus
      Supplement as to such single-loan/multiple-property and
      cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, NCF DSCR (Post IO Period),
      Cut-off Date LTV, Balloon LTV and Cut-off Date Balance per Unit or SF, are
      calculated on an aggregate basis.

3     "Units/SF" refers to square feet, units, pads or rooms as applicable for each mortgaged property. Certain of the mortgage loans that are secured by retail and/or office properties include in-line and/or anchor ground lease parcels in the calculation of total property square footage.

4     In general for each mortgaged property, "Percent Leased" was determined based on an appraisal, income statement, estoppels, rent roll, management summary report, occupancy report, operating statement, financial statement or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

5     With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, one floor of the Ritz-Carlton, Central Park hotel is owned in fee by the borrower.
      The remaining floors are owned pursuant to a ground lease. As such, the loan is disclosed as a fee and leasehold loan.

      With respect to Mortgage Loan No. 32, First Insurance Center, the mortgage loan is secured by a ground lease interest in the related mortgaged property.

      With respect to Mortgage Loan No. 120, Fox Plaza Shopping Plaza, the
      mortgage loan is secured by a leasehold interest on the entire property and by a fee interest in the entire property. As such, the loan is disclosed as a fee loan.

      With respect to Mortgage Loan No. 246, Lancaster Restaurant, a portion of the property is subject to a ground lease. However, the ground lessor, an affiliate of the borrower, has joined in the mortgage and pledged its fee interest to MSMC. As such, the loan is disclosed as a fee loan.

6     The Cut-off Date is March 1, 2006 for any mortgage loan that has a due date on the first day of each month with the exception of Mortgage Loan
      Nos 1-5, Ritz-Carlton Portfolio, whose Cut-Off Date is February 28, 2006.
      For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in March 2006 were due on March 1, 2006, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan Nos. 20-23, which are due on the 7th of the month; Mortgage Loan Nos. 33, 79, 96, 118, 122, 146, 169, 208, 210, 217,
      219, 237, 249, 252, 262, and 274 which are due on the 8th of the month;
      Mortgage Loan No. 52 which is due on the 9th of the month; and Mortgage
      Loan Nos. 1-5 which are due on the last business day of the month.

      With respect to Mortgage Loan No. 59, The Landings Shopping Center, the
      loan was funded in two stages. On July 28, 2005, the borrower acquired three parcels of the shopping center and received a loan of $13,250,000.
      On November 10, 2005, two additional parcels were acquired (PetsMart and
      Office Depot buildings) and the loan was increased to $19,200,000.

      With respect to Mortgage Loan No. 69, Island at Carlsbad, the subject loan is in the amount of $17,030,000 and is comprised of two components. The first component is $14,280,000 and is secured by the bulk of the subject property totaling 40,482 square feet. The second component is $2,750,000 and is secured by 7-11 and U.S. Bank together totaling 7,276 square feet.
      The two notes are cross-collateralized and cross-defaulted.The borrower has the ability to bifurcate the loan based upon, among other conditions,
      (i) an acceptable subdivision of the collateral, (ii) an actual DSCR of
      1.25x or

                                      II-1

      greater on the second parcel over the trailing twelve months, (iii) a DSCR of 0.85x or greater on a 10.09% constant on the second parcel, and (iv)
      LTV no greater than 65% on the second parcel.

      With respect to Mortgage Loan Nos. 1-5 (referred to herein as the
      "Ritz-Carlton Portfolio Loan" and the "Ritz-Carlton Portfolio Pari Passu
      Loan"), the loan is comprised of three notes with an aggregate outstanding principal balance as of the cut-off date of $266,778,306 that are secured by the mortgaged properties on a pari passu basis with one other note (the
      "Ritz-Carlton Portfolio Companion Loan") that is not included in the
      Trust. The Ritz-Carlton Portfolio Companion Loan had an outstanding principal balance as of the cut-off date of $39,522,712. The Ritz-Carlton
      Portfolio Companion Loan is currently held by MSMC and has the same interest rate, maturity date and amortization term as the Ritz-Carlton
      Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the Ritz-Carlton Portfolio
      Loan, the Underwritten NOI, Underwritten Cash Flow, NOI DSCR, NCF DSCR,
      NCF DSCR (Post IO Period), Cut-Off Date LTV, Balloon LTV and Cut-off Date
      Balance per Unit or SF, reflect the aggregate indebtedness evidenced by the Ritz-Carlton Portfolio Pari Passu Loan and the Ritz-Carlton Portfolio
      Companion Loan.

      The mortgaged properties also secure a subordinated B Note in an original principal amount of $50,000,000, which is not an asset of the trust.
      Provided that the B Note is held or pledged to an entity that is not an affiliate of the borrower, such holder or pledgee, as applicable, has the right to control any workout or other remedies until certain events occur pursuant to an intercreditor agreement. In addition, Marriott
      International Inc. has agreed to lend to the Ritz-Carlton Portfolio
      Borrower an aggregate amount of up to $100,000,000 that may be used to cover any debt service shortfalls related to this mortgage loan, subject to the conditions and limitations as set forth in a Secured Funding
      Guarantee Agreement with the Ritz-Carlton Portfolio Borrower. Such advances made under this agreement are secured by subordinate mortgages on the mortgaged property and mezzanine pledges of the equity interests in the borrower. See Appendix III for further detail.

      With respect to Mortgage Loan Nos. 29-30, Allstate-Charlotte & Roanoke,
      the $41,725,000 loan represents the senior financing interest in an A/B note loan structure which totals $51,124,948. The B Note has an outstanding principal balance of $9,339,948 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 90.2% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the B Note is 1.10x, which excludes the underwritten vacancy and TI/LC.

      With respect to Mortgage Loan No. 45, Farmer's New World Headquarters, the
      $30,200,000 loan represents the senior financing interest in an A/B note loan structure which totals $33,102,232. The B Note has an outstanding principal balance of $2,902,232 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 82.8% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
      B Note is 1.06x.

      With respect to Mortgage Loan No. 132, Fairmont Terrace Apartments, the
      $7,540,000 loan represents the senior financing interest in an A/B note loan structure which totals $8,007,000. The B Note has an outstanding principal balance of $467,000 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 84.7% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
      B Note is 1.22x.

      With respect to Mortgage Loan No. 192, FAMSA Retail Building, the
      $4,450,000 loan represents the senior financing interest in an A/B note loan structure which totals $4,740,000. The B Note has an outstanding principal balance of $290,000 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 77.7% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
      B Note is 1.19x.

      With respect to Mortgage Loan No. 71, Center Court Apartments, the related borrower has an additional loan from the Dade Employment and Economic
      Development Corporation in the original principal amount of $1,000,000 which has been subordinated to the mortgage of the mortgage loan included in the trust. Interest is payable on that subordinate loan at a rate of
      1.5% and is payable annually on June 30 of each year. The subordinate loan matures on December 31, 2028.

      With respect to Mortgage Loan No. 76, Cimarron MHP, the members of the borrower and its affiliates are allowed to make unsecured intercompany loans for tax purposes.

      With respect to Mortgage Loan No. 160, 140 Audubon, the borrower has an unsecured note in the original principal amount of $250,000 payable to a member of the borrower.

      With respect to Mortgage Loan Nos. 26-28, Roseville Portfolio, the
      borrower has mezzanine financing in the amount of $4,000,000.

                                      II-2

      With respect to Mortgage Loan No. 42-43, Powers Industrial Portfolio, the
      borrower has mezzanine financing in the amount of $2,570,000.

      With respect to Mortgage Loan No. 94, Dakota Ridge Apartments, the
      borrower has mezzanine financing in the amount of $725,000.

      With respect to Mortgage Loan No. 194, Blazing Star MHP & RV Resort, the
      borrower has the right in the future to obtain subordinate secured financing provided that, among other conditions, (i) the combined LTV is not greater than 80% and (ii) the combined DSCR is not less than 1.45x.

      With respect to Mortgage Loan No. 24, Marketplace at Northglenn, the
      borrower has the right after the earlier of June 21, 2009 or 2 years after securitization, to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 70% and (ii) the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 33, Ladera Center, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 51, 2200 and 2400 Millbrook Drive, the
      borrower has the right after the first year of the loan term to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 54, Woodholme Medical Center, the
      borrower has the right in the future upon a loan assumption to obtain unsecured subordinate financing provided that, among other conditions, the combined LTV is not greater than 80%.

      With respect to Mortgage Loan No. 64, Bel Air Town Center, the borrower has the right after the fifth year of the loan term to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is at least 1.20x.

      With respect to Mortgage Loan Nos. 73-75, Hanover Portfolio, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 90%, and
      (ii) the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 77, The Market at Lake Houston, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 85%, and (ii) the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 83, River Market, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.10x.

      With respect to Mortgage Loan No. 85, Portage Pointe Apartments, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.10x.

      With respect to Mortgage Loan No. 94, Dakota Ridge Apartments, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, (ii) the combined DSCR is not less than 1.10x, and (iii) the additional mezzanine loan amount is no greater than $275,000.

      With respect to Mortgage Loan No. 133, Old Grove Marketplace, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 75%, and (ii)
      the combined DSCR is not less than 1.25x.

                                      II-3

      With respect to Mortgage Loan No. 136, Brier Creek Shopping Center, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 85%, and (ii) the combined DSCR is at least 1.15x.

      With respect to Mortgage Loan No. 138, 443 Broadway, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 80%, and (ii)
      the combined DSCR is at least 1.15x.

      With respect to Mortgage Loan No. 153, Hampton Inn Rochester, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii)
      the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 156, 600 James Street, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 75%, and (ii)
      the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 166, Sky View Apartments, the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.20x.

      With respect to Mortgage Loan No. 172, Washington Park - Circuit City, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV is not greater than 80%.

      With respect to Mortgage Loan No. 180, Washington Park - Stein Mart, the
      borrower has the right in the future to obtain mezzanine financing upon a loan assumption provided that, among other conditions, the combined LTV does not exceed 80%.

      With respect to Mortgage Loan No. 208, Brunos Auburn, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV is not greater than 95%.

      With respect to Mortgage Loan No. 211, 49 East 74th Street, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 80%, and
      (ii) the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 214, Murrieta Village Center, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 75%, and (ii) the combined DSCR is at least 1.25x.

      With respect to Mortgage Loan No. 216, Olive Tree Plaza, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 75%, and (ii)
      the combined DSCR is at least 1.25x.

      With respect to Mortgage Loan No. 219, Food World Pensacola, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV is not greater than 95%.

      With respect to Mortgage Loan No. 264, Washington Park - Office Depot, the
      borrower has the right in the future to obtain mezzanine or preferred equity junior financing provided that, among other conditions, the combined LTV is not greater than 80%.

      With respect to Mortgage Loan No. 282, Washington Park - Washington
      Mutual, the borrower has the right in the future to obtain mezzanine or preferred equity junior financing provided that, among other conditions, the combined LTV is not greater than 80%.

                                      II-4

      With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, after the lockout period, the borrower may obtain releases of individual hotels
      (other than the Ritz-Carlton, Central Park South) provided that, among other conditions, (i) the loan is defeased at 125% of the allocated loan amount of the released property, (ii) no event of default is continuing,
      (b) the DSCR of the remaining properties is not less than the DSCR immediately prior to such release and (ii) the borrower repays the amount, if any, of any prior advances made under the Marriott Guarantee as may be required under the Marriott Guarantee in connection with the sale of such property. The borrower may also obtain a partial release with respect to
      (i) prior to the second anniversary of the REMIC "start up" day, the
      Ritz-Carlton, Boston and (ii) at any time during the loan term, certain rooms that the Ritz-Carlton Portfolio Borrower may elect to convert to residential ownership ("Conversion Rooms") provided that, among other things, (A) (1) with respect to the Ritz-Carlton, Boston, the borrower prepays the Ritz-Carlton Portfolio Loan in an amount equal to 125% of the allocated loan amount with respect to such property and (2) with respect to any Conversion Rooms, the borrower prepays the loan in an amount equal to 115% of the amount equal to the product of (i) 115% and (ii) the difference between (A) the applicable Allocated Loan Amount for the applicable Individual Property and (B) the product of (1) such Allocated
      Loan Amount multiplied by (2) the quotient of (x) the appraised value (set forth in an MAI appraisal of the Property dated no more than sixty (60)
      days prior to the proposed Partial Release Date by an appraiser acceptable to Lender) of the remaining Property (i.e., the Property excluding such
      Conversion Release Parcel) to (y) the appraised value (set forth in an MAI appraisal of the Individual Property by an appraiser acceptable to Lender)
      of such Individual Property immediately prior to such release (i.e., the
      Property including such Conversion Release Parcel); provided, however, that in no event shall the amount set forth in the preceding clause (B) be less than the product of (I) such Allocated Loan Amount and (II) the quotient of (a) the number of rooms in such Individual Property immediately after such release divided by (b) the total number of rooms in such Individual Property immediately prior to such release. However, in no event shall the Allocated Conversion Release Amount payable by borrower in connection with any partial defeasance, or in connection with any Partial
      Release, exceed the outstanding principal balance of all Undefeased Notes on the date of such partial defeasance, (B) the borrower pays a Yield
      Maintenance Premium with respect to the amount described in the preceding clause (A), (C) the DSCR immediately following the release must be at least equal to the DSCR immediately prior to such release, (D) in no event shall the aggregate amount prepaid with respect to Conversion Rooms exceed
      $75,000,000, (E) in no event shall Conversion Rooms consist of more than
      50% of the rooms at the applicable hotel or be located at the
      Ritz-Carlton, Central Park and (F) any Conversion Rooms consist of one or more units in a validly created condominium regime for the applicable property that are legally separate from the remaining Ritz-Carlton
      Portfolio.

      With respect to Mortgage Loan Nos. 6-15, COPT Office Portfolio, the
      mortgage loan, which is secured by multiple mortgaged properties, permits the release of any such property from the lien of the related mortgage after the applicable lockout period upon defeasance of an amount equal to
      110% of the allocated loan amount of the mortgaged property being released if the DSCR of the remaining properties immediately following the release is at least equal to the greater of 1.20x and the DSCR immediately preceding the release.

      With respect to Mortgage Loan Nos. 16-19, Flournoy Portfolio, the 4
      mortgage loans, each secured by 1 mortgaged property, are
      crossed-collateralized and cross-defaulted with each other and permit the borrower to sever the cross-collateralization provisions so that the related mortgaged property no longer secures any other mortgage loan if
      (i) the severed loan is defeased or assumed by the successor borrower,
      (ii) the borrower provides the lender with a fully executed contract of sale for the related mortgaged property to a person that is not an affiliate of the borrower for a price not less than the fair market value of that property, (iii) the aggregate LTV of the remaining properties is not greater than the lesser of 75% and the aggregate LTV of all of the properties (including the severed property) as of the date of severance,
      (iv) the DSCR of the remaining properties is not less than the greater of
      1.25x and the DSCR of all of the properties (including the severed property) as of the date of severance and (v) the borrower delivers confirmation that the defeasance will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the
      Certificates.

      With respect to Mortgage Loan Nos. 20-23, Crossroads Logistics Portfolio,
      the loan allows the release of a portion of the collateral. At any time that the Crossroads Logistics Portfolio Borrower may defease the
      Crossroads Logistics Portfolio Property in whole, it may also partially defease the loan and obtain a release of the relevant Crossroads Logistics
      Portfolio Property (except the 710 S. Girls School Road property) provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 115% of the allocated loan amount with respect to the released parcel, (ii) the DSCR with respect to the remaining property shall be at least 1.18x, and (iii) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

                                      II-5

      With respect to Mortgage Loan No. 24, Marketplace at Northglenn, after the lockout period, the borrower may obtain a release of any of the release parcels outlined in the loan documents provided that, among other conditions, (i) the loan is defeased at 125% of the allocated loan amount of the released property, (ii) the LTV of the remaining property is not greater than 65%, and (iii) the DSCR of the remaining property is not less than 1.25x.

      With respect to Mortgage Loan No. 26-28, Roseville Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (ii) the combined DSCR of the remaining properties is not less than the greater of 1.20xand the DSCR immediately preceding the release, and (c) the combined LTV of the remaining properties is not greater than the lesser of 80% and the LTV immediately preceding the release.

      With respect to Mortgage Loan No. 34-38, Centre Properties Portfolio, the
      mortgage loan is secured by multiple mortgaged properties and permits the release of any of the mortgaged properties from the lien of the mortgage by partially defeasing the mortgage loan after the second anniversary of the closing date of the securitization such that the defeasance collateral will pay an amount equal to 125% of monthly payments allocated to the related mortgaged property for the remaining term of the mortgage loan, including the maturity date, and provided the borrower delivers, if required by the rating agencies, evidence that the defeasance will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates and following the defeasance, the DSCR of the remaining properties equals the greater of the DSCR as of the date immediately preceding the defeasance and 1.20x and the LTV does not exceed
      80% of the fair market value of the remaining properties.

      With respect to Mortgage Loan Nos. 39-40, Inland Portfolio, which are cross-collateralized and cross-defaulted, the related borrower can prepay either of the two loans and release the cross-collateralization with respect to the relative property by (i) prepaying the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a) 51.2%
      and (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR of the remaining crossed properties will be equal to or greater than (a) 2.77x or (b) the DSCR of the remaining crossed properties immediately preceding the release or (ii) prepaying
      115% of the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a) 56.2% and (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR of the remaining crossed properties will be equal to or greater than (a) 2.67x or (b) the
      DSCR of the remaining crossed properties immediately preceding the release and in either case (i) or (ii), if required by the rating agencies, providing evidence that the prepayment will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates and following the prepayment.

      With respect to Mortgage Loan Nos. 60-63, Inland Portfolio II, which are cross-collateralized and cross-defaulted, the related borrower can prepay any of the four loans and release the cross-collateralization with respect to the relative property by (i) prepaying the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a) 49.0% and
      (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR remaining crossed properties will be equal to or greater than (a) 2.48x or (b) the DSCR of the remaining crossed properties immediately preceding the release or (ii) prepaying 115% of the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a)
      54.0% and (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR remaining crossed properties will be equal to or greater than (a) 2.38x or (b) the DSCR of the remaining crossed properties immediately preceding the release and in either case
      (i) or (ii), if required by the rating agencies, providing evidence that the prepayment will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates and following the prepayment.

      With respect to Mortgage Loan Nos. 65-67, Castleton Retail Portfolio,
      after the lockout period, the borrower may obtain a release of an individual property from the cross-collateralization provided that, among other conditions, (a) the borrower deposits defeasance collateral equal to
      125% of the allocated loan amount of the released property, and (b) the
      DSCR of the remaining properties is not less than the greater of the original combined DSCR and the combined DSCR immediately prior to the release.

                                      II-6

      With respect to Mortgage Loan Nos. 73-75, Hanover Portfolio, the 3
      mortgage loans, each secured by 1 mortgaged property, which are cross-collateralized and cross-defaulted, permit the borrower to obtain the release of an individual property and the release of the related cross-collateralization if (i) the related property is being sold to an unrelated third party purchaser incident to bona-fide sale of the property at a fair market price resulting in an assumption, (ii) the related note is defeased and an additional deposit of a cash escrow in an amount equal to 25% of the related note is made, (iii) the LTV for the loans that are not defeased immediately following such release is not greater than the lesser of 80% or the LTV prior to such defeasance and (iv) the DSCR for the loans that are not defeased is not less than the DSCR for all loans immediately prior to the release and at origination.

      With respect to Mortgage Loan No. 254, Cobb Apts & Broadway Apartments,
      the mortgage loan permits the release of the Cobb property from the lien of the related mortgage after the applicable lockout period upon the prepayment of an amount equal to 125% of the allocated loan amount of the mortgaged property being released together with any applicable prepayment consideration if (i) the LTV of the Broadway property immediately following the release is not greater than 80% or the LTV immediately preceding the release of both properties and (ii) the DSCR of the Broadway property immediately following the release is at least equal to the greater of 1.25x or the DSCR of both properties immediately prior to the release.

      With respect to Mortgage Loan No. 6-15, COPT Office Portfolio, the
      mortgage loan, which is secured by multiple mortgaged properties, permits the borrower to obtain the release of any property from the lien of the related mortgage by substituting a property therefor if (i) the aggregate
      LTV of all properties after substitution is not greater than the lesser of
      80% and the aggregate LTV of all of the properties immediately prior to the substitution, (ii) the DSCR of all properties after substitution is not less than the greater of 1.20x and the DSCR of all of the properties immediately prior to the substitution and (iii) the borrower delivers confirmation that the substitution will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates. Additionally, the borrower is not permitted to substitute for more than 2 properties at one time (other than in the case of the three properties on Alexander Bell Drive which may be substituted for simultaneously and 5 properties on Columbia Gateway Drive and Thomas
      Edison Drive which may be substituted for simultaneously) and in any one transaction may only substitute properties whose allocated loan amount are less than 30% of the allocated loan amount of all properties remaining
      (other than 304 Sentinel Drive)

      With respect to Mortgage Loan Nos. 20-23, Crossroads Logistics Portfolio,
      the loan allows for the substitution of a portion of the collateral. The
      Crossroads Logistics Portfolio Borrower has a one-time right to substitute any of the Crossroads Logistics Portfolio Properties (except the 710 S.
      Girls School Road property) with another property, without any required prepayment of the Crossroads Logistics Portfolio Loan, provided the
      Crossroads Logistics Portfolio Borrower satisfies certain conditions, including an appraised fair market value of the replacement property of not less than 105% of the fair market value of the released property; a net operating income of the replacement property equal to not less than
      105% of the net operating income of the released property; a DSCR of all
      Crossroads Logistics Portfolio Properties after the substitution of not less than the greater of the DSCR prior to the substitution or 1.18x; and
      delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

      With respect to Mortgage Loan Nos. 226, Advanced Circuits, the borrower is permitted to substitute a property for the subject property, provided that, among other conditions, (i) the DSCR of the substitute property is at least 1.42x, (ii) the LTV for the substitute property is no greater than 70%, and (iii) the NOI for the substitute property does not show a downward trend over the three consecutive years immediately prior to release.

7     The "Grace Period" shown is grace period to charge late interest.

8     The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.
      Due to the actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

      With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, the
      mortgage loan amortizes based on the amortization schedule attached in
      Schedule B.

      With respect to Mortgage Loan No. 45, Farmer's New World Headquarters, the
      mortgage loan amortizes based on a 374.45415 month amortization schedule.

                                      II-7

9     With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, only a portion of the interest that accrues on the Ritz-Carlton Portfolio Loan will be available to make distributions on the offered certificates.
      Interest that accrues on the Ritz-Carlton Portfolio Loan that will be available to make payments on the offered certificates will be equal to the per annum Mortgage Rate specified minus (a) the related administrative cost rate and (b) with respect to a portion of the Ritz-Carlton Portfolio
      Loan that had an initial principal balance as of the Cut-off Date of
      $64,000,000, a strip rate equal to 0.45% per annum, multiplied by a fraction (expressed as a percentage), the numerator of which is the number of days in the subject interest accrual period and the denominator of which is 30. The interest at such strip rate on such portion of the
      Ritz-Carlton Portfolio Loan will be payable to the Class X-RC
      Certificates.

10    With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, the
      "Monthly Payment (P&I)" is the average principal and interest payment over the period from February 2006 to January 2007.

11    The indicated NOI DSCR, NCF DSCR and NCF DSCR (Post IO Period) reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

12    "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

13    "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second
      Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same lease expiration date, and may not include minor spaces with different expiration dates.

14    For "Capital Expenditure Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

15    For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, other and self storage mortgaged properties.

16    "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than Insurance, Tax,
      Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

17    "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

18    "Initial Capital Expenditures Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

19    "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

20    "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the February 2006, or in some cases, January 2006 due dates for the loans.

21    "Initial TI/LC Escrow Requirement" indicates the amount of the escrow or in certain cases the letter of credit that was deposited at loan closing.

                                      II-8

22    "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

23    "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the February 2006, or in some cases,
      January 2006 due dates for the loans.

24    "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the Cut-off
      Date.

25    The "Prepayment Code" includes the number of loan payments from the first
      Due Date to the stated maturity. "LO" represents the lockout period. "DEF"
      represents defeasance. "DEF/YM1" represents defeasance or the greater of yield maintenance and 1.00%. "YM" represents yield maintenance. "YM1"
      represents the greater of yield maintenance and 1.00%. "Open" represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment
      Code" represents the number of payments in the Original Term to Maturity for which such provision applies.

      With respect to Mortgage Loan No. 41, Publix Plaza at Weston Commons,
      provided no event of default and that the borrower is simultaneously carrying out a sale of the loan pursuant to the loan documents, the borrower has the right after the lockout period to voluntarily defease a portion of the loan, subject to the conditions outlined in the loan documents.

      With respect to Mortgage Loan No. 223, Acacia Glen Apartments, after the lockout period, the borrower is permitted to partially prepay the loan with a payment of a yield maintenance premium at the greater of 1% of the balance being prepaid or as calculated per the formula in the loan documents.

      With respect to Mortgage Loan No. 226, Advanced Circuits, after the lockout period, the borrower is permitted to partially prepay the loan up to an amount of 33.33% of the original loan balance with the payment of a yield maintenance premium at the greater of 1% of the balance being prepaid or as calculated per the formula in the loan documents.

26    Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are 14 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K", "L", "M"
      and "N". Any exceptions to these formulas are shown below such formulas.
      Summaries of the 14 formulas are listed beginning on page II-12.

27    The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

28    Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers 1-6, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans that permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:

                                      II-9

                                                                    Escrowed Holdback or                           Partial
   Mtg.                                          Escrow or LOC        Letter of Credit       Outside Date     Prepayment Premium
 Loan No.              Property Name           Release Conditions      Initial Amount        for Release          Provisions
----------------------------------------------------------------------------------------------------------------------------------

   121      The Village at Las Sendas Retail           1                $2,000,000            09/30/2006       Greater of 1% or
            Center                                                                                            Yield Maintenance

   133      Old Grove Marketplace                      2                 $495,000             07/01/2007       Greater of 1% or
                                                                                                              Yield Maintenance

   141      24 Hour Fitness - Southlake, TX            3                  $50,000             12/31/2006       Greater of 1% or
                                                                                                              Yield Maintenance

   142      Coors Central Shopping Center              4                 $490,000             09/21/2007       Greater of 1% or
                                                                                                              Yield Maintenance

   223      Acacia Glen Apartments                     5                 $750,000             01/20/2008       Greater of 1% or
                                                                                                              Yield Maintenance

   261      South Forty Shopping Center                6                 $250,000             12/09/2007       Greater of 1% or
                                                                                                              Yield Maintenance

      All yield maintenance premiums indicated above are to be paid by the borrower.

                                      II-10

RELEASE CONDITIONS

1.    Funds in the reserve are required to be released if the following conditions are satisfied:

      $1,000,000 will be released to the borrower if the following conditions have been satisfied (i) the actual DSCR over the trailing 12 months is
      1.20x or greater, (ii) 75% or more of the rentable building square footage is leased to tenants who are in occupancy, open for business and paying rent pursuant to the terms of their leases, and (iii) no event of default has occurred.

      $2,000,000 will be released by to the borrower if the following conditions have been satisfied (i) the actual DSCR over the trailing 12 months is
      1.25x or greater, (ii) 80% or more of the rentable building square footage is leased to tenants who are in occupancy, open for business and paying rent pursuant to the terms of their leases, and (iii) no event of default has occurred.

2.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) No event of default has occurred, (ii) actual DSCR over the trailing
      12 months is 1.20x or greater, and (iii) the DSCR over the trailing 12 months on a 10.09% constant is 0.85x or greater.

3.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) The borrower provides evidence that a separate tax lot has been obtained, comprised solely of the subject, (ii) borrower provides new tax parcel IDs and associated tax certificates, and (iii) there has been no event of default by the borrower.

4.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) At least 93% of the net rentable area is leased by tenants in occupancy and paying rent, (ii) Dion's Restaurant has delivered an estoppel indicating that the tenant is in possession and rent payment has commenced, and (iii) no event of default has occurred.

5.    Funds in the reserve are required to be released in two stages if the following conditions are satisfied:

      $500,000 shall be released once the property is (i) 90% occupied, (ii) the property has achieved a minimum actual DSCR of 1.20x and (iii) the property has achieved a minimum DSCR utilizing a 9.66% constant of 0.85x.

      The remaining $250,000 shall be released once the property is (i) 95%
      occupied, (ii) the property has achieved a minimum actual DSCR of 1.20x and (iii) the property has achieved a minimum DSCR utilizing a 9.66%
      constant of 0.85x.

6.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) No event of default has occurred, and (ii) at least 95% of the property including the proposed additional 2,300 square feet of space at the property is leased to tenants in occupancy, open for business, and paying rent.

                                      II-11

YIELD MAINTENANCE FORMULAS

A.    The Prepayment Consideration equal to the greater of (A) one percent (1%)
      of the outstanding principal balance of the mortgage loan being prepaid or
      (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under the loan agreement including, but not limited to, principal and interest due on the maturity date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the outstanding principal amount of the mortgage loan.

      "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the prepayment rate determination date has a remaining term to maturity closest to, but not exceeding, the remaining term to the maturity date, as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall
      Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury Securities has the remaining term to the maturity date referred to above, the "Prepayment Rate" shall be the yield on the United States Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall
      Street Journal is discontinued, the lender shall determine the Prepayment
      Rate on the basis of "Statistical Release H.15(519), Selected Interest
      Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as lender may reasonably select.

B.    The Prepayment Consideration shall equal an amount equal to the greater of
      (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date
      (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The
      "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
      Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the
      Prepayment Date, of U.S. Treasury constant maturities with maturity dates
      (one longer and one shorter) most nearly approximating the Maturity Date.
      (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

C.    "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the
      Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term
      "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest Rate and (z) the Yield
      Maintenance Treasury Rate. As used in this definition, the term "Discount
      Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
      H.15-Selected Interest Rates under the heading U.S. Government
      Securities/Treasury Constant Maturities for the week ending prior to the
      Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates
      (one longer or one shorter) most nearly approximating the Maturity Date.
      In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate.
      In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                      II-12

D.    Yield Maintenance Premium is equal to the product of (A) the ratio of the amount of the principal balance of this Note being prepaid (after subtracting the scheduled principal payment on such Prepayment Date) over the outstanding principal balance of this Note on the Prepayment Date
      (after subtracting the scheduled principal payment on such Prepayment
      Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
      Prepayment Date through the Anticipated Repayment Date (including any balloon payment) determined by discounting such payments at the Discount
      Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
      is the rate which, when compounded monthly, is equivalent to the Treasury
      Rate (as hereinafter defined), when compounded semi-annually. The
      "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected
      Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of
      U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Anticipated Repayment Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

E.    "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
      Payments (hereinafter defined) from the Prepayment Date through the
      Maturity Date determined by discounting such payments at the Discount Rate
      (hereinafter defined). As used in this definition, the term "Prepayment
      Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this
      Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest Rate and (z) the Yield
      Maintenance Treasury Rate. As used in this definition, the term "Discount
      Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance
      Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
      Statistical Release H.15-Selected Interest Rates under the heading U.S.
      Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
      Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance
      Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

F.    The prepayment consideration is equal to the greater of (A) 1.0% of the outstanding principal balance of this Note on the date of prepayment, or
      (B) an amount, never less than zero, equal to (x) the present value as of the date such prepayment or proceeds are received of the remaining scheduled payments of principal and interest from the date such payment or proceeds are received through the maturity date, discounted at the
      Treasury Rate (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less (y) the amount of the payment or proceeds received by Lender.

      "Discount Rate" means the rate which, compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually.

      "Treasury Rate" means the yield calculated by the interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected
      Interest Rates under the heading "U.S. Government Securities/Treasury
      Constant Maturities" for the week ending prior to the date such payment or proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity
      Date (in the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate).

      All percentages shall be rounded to the nearest one hundred thousandth percent and dollar amounts shall be rounded to the nearest whole dollar.

                                      II-13

G.    "Yield Maintenance Premium" shall equal an amount equal to the greater of
      (i) one percent (1%) of the remaining principal balance of this Note, or
      (ii) the product of (A) the ratio of the amount of the remaining principal balance of this Note over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
      Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
      Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
      is the rate which, when compounded monthly, is equivalent to the Treasury
      Rate (as hereinafter defined), when compounded semi-annually. The
      "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected
      Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of
      U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event
      Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

H.    "Yield Maintenance Premium" shall mean an amount equal to the greater of
      (A) one percent (1%) of the original principal amount of this Note or (B)
      the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated
      Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the
      Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
      Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
      used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
      Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
      Federal Reserve Statistical Release H. 15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
      the week ending prior to the Prepayment Date, of U.S. Treasury Constant
      Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the
      Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

I.    "Yield Maintenance Premium" shall equal an amount equal to the greater of
      (i) one percent (1%) of the remaining principal balance of this Note, or
      (ii) the product of (A) the ratio of the amount of the remaining principal balance of this Note over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
      Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
      Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
      is the rate which, when compounded monthly, is equivalent to the Treasury
      Rate (as hereinafter defined), when compounded semi-annually. The
      "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected
      Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of
      U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event
      Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) The term "Lockout Period
      Expiration Date" shall mean the date which is the earlier of (A) the second anniversary of the date that is the "startup day," within the meaning of Section 860G(a) (9) of the IRS Code, of a REMIC that holds this
      Note or (B) the five year anniversary of the first day of the first full calendar month following the date of this Note.

                                      II-14

J.    "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
      Payments (hereinafter defined) from the Prepayment Date through the
      Maturity Date determined by discounting such payments at the Discount Rate
      (hereinafter defined). As used in this definition, the term "Prepayment
      Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this
      Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest Rate and (z) the Yield
      Maintenance Treasury Rate. As used in this definition, the term "Discount
      Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance
      Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
      Statistical Release H.15-Selected Interest Rates under the heading U.S.
      Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
      Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance
      Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

K.    "Yield Maintenance Premium" shall mean an amount equal to the greater of:
      (i) one percent (1%) of the principal amount of the Loan being prepaid or
      (ii) the present value as of the Prepayment Date of the Calculated
      Payments from the Prepayment Date through the Effective Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated
      Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the
      Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
      Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
      used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
      Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
      Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the
      week ending prior to the Prepayment Date, of U.S. Treasury Constant
      Maturities with maturity dates (one longer or one shorter) most nearly approximating the Effective Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall
      Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

L.    "Yield Maintenance Premium" shall mean an amount equal to the greater of
      (A) one percent (1%) of the entire Debt on the Prepayment Date or (B) the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term
      "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest Rate and (z) the Yield
      Maintenance Treasury Rate. As used in this definition, the term "Discount
      Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
      H.15-Selected Interest Rates under the heading U.S. Government
      Securities/Treasury Constant Maturities for the week ending prior to the
      Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates
      (one longer or one shorter) most nearly approximating the Maturity Date.
      In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate.
      In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                      II-15

M.    "Yield Maintenance Premium" shall equal an amount equal to the greater of
      (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date
      (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The
      "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
      Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the
      Prepayment Date, of U.S. Treasury constant maturities with maturity dates
      (one longer and one shorter) most nearly approximating the Maturity Date.
      (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

N.    "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
      Payments (hereinafter defined) from the Prepayment Date through the
      Maturity Date determined by discounting such payments at the Discount Rate
      (hereinafter defined). As used in this definition, the term "Prepayment
      Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean monthly payments of interest only which would be due based on the principal amount of this
      Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest Rate, and (z) the Yield
      Maintenance Treasury Rate. As used in this definition, the term "Discount
      Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance
      Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
      Statistical Release H.15-Selected Interest Rates under the heading U.S.
      Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
      Maturity Date, plus 50 basis points. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall
      Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                      II-16

DISCLAIMER

Prospective investors are advised to read carefully the Free Writing Prospectus dated March 7, 2006 and accompanying Prospectus dated June 7, 2005 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Free Writing Prospectus relating to the Commercial Mortgage Pass-Through Certificates Series 2006-HQ8 (the
"Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the
Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF, OR
ATTACHED TO, THE EMAIL COMMUNICATION TO WHICH THIS MATERIAL MAY HAVE BEEN
ATTACHED ARE NOT APPLICABLE TO THESE MATEIRALS AND SHOULD BE DISREGARDED. SUCH
LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A
RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL
SYSTEM.

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE    CMSA        CMSA         MORTGAGE       LOAN
  LOAN NO.  LOAN NO.  PROPERTY NO.  LOAN SELLER(1)   GROUP                  PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------------------------------------

               1                                               Ritz-Carlton Portfolio - Roll-up
   1                     1-001       MSMC               1      Ritz-Carlton, Central Park (I)
   2                     1-002       MSMC               1      Ritz-Carlton, Washington (I)
   3                     1-003       MSMC               1      Ritz-Carlton, Battery Park (I)
   4                     1-004       MSMC               1      Ritz-Carlton, Boston (I)
   5                     1-005       MSMC               1      Ritz-Carlton, Georgetown (I)
               2                                               COPT Office Portfolio - Roll-up
   6                     2-001       LaSalle            1      304 NBP - National Buisness Park (II)
   7                     2-002       LaSalle            1      191 NBP - National Business Park (II)
   8                     2-003       LaSalle            1      6700 Alexander Bell Drive (II)
   9                     2-004       LaSalle            1      7130 Columbia Gateway Drive (II)
   10                    2-005       LaSalle            1      6708 Alexander Bell Drive (II)
   11                    2-006       LaSalle            1      7142 Columbia Gateway Drive (II)
   12                    2-007       LaSalle            1      7138 Columbia Gateway Drive (II)
   13                    2-008       LaSalle            1      7150 Columbia Gateway Drive (II)
   14                    2-009       LaSalle            1      6724 Alexander Bell Drive (II)
   15                    2-010       LaSalle            1      7134 Columbia Gateway Drive (II)
                                                               Flournoy Portfolio - Roll-up
   16          3         3-001       LaSalle            2      Flournoy - Vineyards (A)
   17          4         4-001       LaSalle            2      Flournoy - Stoneridge Farms at the Hunt Club (A)
   18          5         5-001       LaSalle            2      Flournoy - Estancia at Vista Ridge (A)
   19          6         6-001       LaSalle            2      Flournoy - Sandstone Creek (A)
               7                                               Crossroads Logistics Portfolio - Roll-up
   20                    7-001       MSMC               1      710 S. Girls School Road (III)
   21                    7-002       MSMC               1      7451 & 7452 Tempelhof Drive (III)
   22                    7-003       MSMC               1      901 E. Northfield Drive (III)
   23                    7-004       MSMC               1      3100 Reeves Road (III)
   24          8         8-001       MSMC               1      Marketplace at Northglenn
   25          9         9-001       LaSalle            1      One Nashville Place
              10                                               Roseville Portfolio - Roll-up
   26                   10-001       MSMC               1      Roseville Portfolio - Stoneview Office (IV)
   27                   10-002       MSMC               1      Roseville Portfolio - Fairway Commons II (IV)
   28                   10-003       MSMC               1      Roseville Portfolio - Eureka Ridge (IV)
              11                                               Allstate Charlotte & Roanoke - Roll-up
   29                   11-001       LaSalle            1      Allstate Roanoke (V)
   30                   11-002       LaSalle            1      Allstate Charlotte (V)
   31         12        12-001       LaSalle            1      Inland Shops at 5
   32         13        13-001       LaSalle            1      First Insurance Center
   33         14        14-001       MSMC               1      Ladera Center
              15                                               Centre Properties Portfolio - Roll-up
   34                   15-001       LaSalle            1      Centre East (VI)
   35                   15-002       LaSalle            1      Centre North (VI)
   36                   15-003       LaSalle            1      Centre North Shops (VI)
   37                   15-004       LaSalle            1      Southport Shops (VI)
   38                   15-005       LaSalle            1      German Church Shops (VI)
                                                               Inland Portfolio - Roll-up
   39         16        16-001       LaSalle            1      Inland Petsmart Distribution Center (B)
   40         17        17-001       LaSalle            1      Inland Raytheon (B)
   41         18        18-001       MSMC               1      Publix Plaza at Weston Commons
              19                                               Powers Industrial Portfolio - Roll-up
   42                   19-001       MSMC               1      Powers Industrial Portfolio - Schneider Distribution (VII)
   43                   19-002       MSMC               1      Powers Industrial Portfolio - Wal-Mart Distribution (VII)
   44         20        20-001       LaSalle            1      Inland BISYS Fund
   45         21        21-001       LaSalle            1      Farmer's New World Headquarters
   46         22        22-001       MSMC               1      Crate and Barrel Headquarters
   47         23        23-001       MSMC               1      Northrop Grumman Building
   48         24        24-001       MSMC               1      Westfield Shops
   49         25        25-001       LaSalle            1      Northfield Estates MHC
   50         26        26-001       MSMC               1      Santa Clarita Medical Plaza
   51         27        27-001       MSMC               1      2200 and 2400 Millbrook Drive
   52         28        28-001       MSMC               1      City Avenue Shopping Center
   53         29        29-001       LaSalle            2      Sterling University Fountains Collegiate Residences
   54         30        30-001       MSMC               1      Woodholme Medical Center
   55         31        31-001       LaSalle            1      Parkway Center Buildings 7, 9 and 10
   56         32        32-001       LaSalle            2      McCormick Place Apartments
   57         33        33-001       LaSalle            2      Copper Beech Townhouses
   58         34        34-001       MSMC               1      Moorestown Shopping Center
   59         35        35-001       MSMC               1      The Landings Shopping Center
                                                               Inland Portfolio II - Roll-up
   60         36        36-001       LaSalle            1      Inland Citizens Property Insurance (C)
   61         37        37-001       LaSalle            1      Inland Wickes Furniture (C)
   62         38        38-001       LaSalle            1      Inland Stonebridge Plaza (C)
   63         39        39-001       LaSalle            1      Inland Rasmussen College (C)
   64         40        40-001       MSMC               1      Bel Air Town Center
                                                               Castleton Retail Portfolio - Roll-up
   65         41        41-001       MSMC               1      Castleton Retail Portfolio - Champaign Marketview Shopping Center (D)
   66         42        42-001       MSMC               1      Castleton Retail Portfolio - Castleton Square Pavilion (D)
   67         43        43-001       MSMC               1      Castleton Retail Portfolio - Castleton Square Marketplace (D)
   68         44        44-001       LaSalle            2      Preston Run Apartments
   69         45        45-001       MSMC               1      Island @ Carlsbad
   70         46        46-001       MSMC               1      Alderwood Parkway Retail Center
   71         47        47-001       LaSalle            2      Center Court Apartments
   72         48        48-001       MSMC               1      The Shoppes at Shillington
                                                               Hanover Portfolio - Roll-up
   73         49        49-001       LaSalle            1      Hanover Portfolio - Merchant's Row (E)
   74         50        50-001       LaSalle            1      Hanover Portfolio - 20 East Street (E)
   75         51        51-001       LaSalle            1      Hanover Portfolio - 2100 Washington Street (E)
   76         52        52-001       LaSalle            1      Cimarron MHP
   77         53        53-001       MSMC               1      The Market at Lake Houston
   78         54        54-001       LaSalle            2      Park Lane Apartments
   79         55        55-001       MSMC               2      Chestnut Pointe Apartments
   80         56        56-001       MSMC               1      The Market Place at The Village at Sandhill
   81         57        57-001       LaSalle            1      Duck Creek Plaza
   82         58        58-001       LaSalle            1      Buie - Village Center A-F
   83         59        59-001       LaSalle            2      River Market
   84         60        60-001       MSMC               1      Shaws Plaza of Gilford
   85         61        61-001       LaSalle            2      Portage Pointe Apartments
   86         62        62-001       MSMC               2      Charlestown Pines Apartments
   87         63        63-001       MSMC               1      Clocktower Square
   88         64        64-001       MSMC               1      Craig Valley Plaza
              65                                               ABC Mini Storage - Roll-up
   89                   65-001       LaSalle            1      ABC Mini Storage - Airway (VIII)
   90                   65-002       LaSalle            1      ABC Mini Storage - Valley (VIII)
   91                   65-003       LaSalle            1      ABC Mini Storage- North (VIII)
   92         66        66-001       MSMC               1      Comerica Tower
   93         67        67-001       MSMC               1      Mosby Tower
   94         68        68-001       MSMC               2      Dakota Ridge Apartments
   95         69        69-001       MSMC               1      Lackawanna Station Plaza
   96         70        70-001       MSMC               2      Walnut Ridge Apartments
   97         71        71-001       MSMC               1      The Shops of Legacy
   98         72        72-001       MSMC               2      Village Park of Auburn Hills
   99         73        73-001       LaSalle            1      Crossroads Professional Center
  100         74        74-001       MSMC               1      Haddon Hall Commons Shopping Center
  101         75        75-001       MSMC               1      Sparling Technology Center
  102         76        76-001       LaSalle            1      Buie - San Juan Offices
  103         77        77-001       MSMC               2      Brookside Meadows Phase I
  104         78        78-001       LaSalle            2      Thornhill Apartments
  105         79        79-001       MSMC               1      Manchester Plaza
  106         80        80-001       MSMC               2      Windcrest Spring Apartments
  107         81        81-001       LaSalle            1      K&G Dearborn
  108         82        82-001       MSMC               1      175-200 Community Drive
              83                                               East Hills Portfolio - Roll-up
  109                   83-001       MSMC               1      East Hills Portfolio - East Hills Plaza (IX)
  110                   83-002       MSMC               1      East Hills Portfolio - Blairsville (IX)
  111                   83-003       MSMC               1      East Hills Portfolio - Central City (IX)
  112                   83-004       MSMC               1      East Hills Portfolio - 300 Goucher (IX)
  113                   83-005       MSMC               1      East Hills Portfolio - 175 1st St. (IX)
  114                   83-006       MSMC               1      East Hills Portfolio - 540 Locust Street (IX)
  115                   83-007       MSMC               1      East Hills Portfolio - 340 N. Sheridan (IX)
  116         84        84-001       MSMC               1      Lakeside Village Shopping Center
  117         85        85-001       LaSalle            1      Humblewood Shopping Center
  118         86        86-001       MSMC               1      Forbes & Wightman Apartments
  119         87        87-001       LaSalle            2      Alder Ridge Apartments
  120         88        88-001       LaSalle            1      Fox Plaza Shopping Plaza
  121         89        89-001       MSMC               1      The Village at Las Sendas Retail Center
  122         90        90-001       MSMC               1      24 Hour Fitness - West Covina, CA
  123         91        91-001       LaSalle            2      Les Chateaux Apartments
  124         92        92-001       MSMC               1      The Shoppes at Mirador Square
  125         93        93-001       MSMC               2      Arbors of Gahanna
  126         94        94-001       LaSalle            1      Holiday Inn Ithaca
  127         95        95-001       MSMC               2      River Oaks MHC
  128         96        96-001       MSMC               1      Ontario Village Center
  129         97        97-001       LaSalle            2      Eaton Square Apartments
  130         98        98-001       MSMC               1      Arroyo Grande Springs
  131         99        99-001       MSMC               1      Centennial Plaza Shopping Center
  132         100       100-001      LaSalle            2      Fairmont Terrace Apartments
  133         101       101-001      MSMC               1      Old Grove Marketplace
  134         102       102-001      MSMC               1      Shoppes at Elmwood
  135         103       103-001      MSMC               1      Cobb Theaters
  136         104       104-001      MSMC               1      Brier Creek Shopping Center
  137         105       105-001      MSMC               2      Central Park Townhomes
  138         106       106-001      MSMC               1      443 Broadway
  139         107       107-001      LaSalle            1      Alum Rock Self Storage
  140         108       108-001      MSMC               1      Sports Authority / Dollar Tree
  141         109       109-001      MSMC               1      24 Hour Fitness - Southlake, TX
  142         110       110-001      MSMC               1      Coors Central Shopping Center
  143         111       111-001      MSMC               1      Sequins Warehouse
  144         112       112-001      MSMC               2      Pine View Village Apartments
  145         113       113-001      LaSalle            1      315 West Forest Hill
  146         114       114-001      MSMC               1      Walnut Hollow Plaza
  147         115       115-001      LaSalle            1      East Bay Plaza
  148         116       116-001      MSMC               1      Columbia Shopping Center
  149         117       117-002      LaSalle            2      Wingover Apartments
  150         118       118-001      LaSalle            1      Long Point Shopping Center
  151         119       119-001      LaSalle            2      Woodbridge II Apartments
  152         120       120-001      MSMC               1      Hampton Inn & Suites - Alpharetta
  153         121       121-001      MSMC               1      Hampton Inn Rochester
  154         122       122-001      MSMC               1      Walgreens Bethel Park
  155         123       123-001      MSMC               1      Biltmore Residence Inn
  156         124       124-001      MSMC               1      600 James Street
  157         125       125-001      LaSalle            1      Noel Place Office Building
              126                                              Charlotte Industrial II - Roll-up
  158                   126-001      LaSalle            1      12200 Mount Holly (X)
  159                   126-002      LaSalle            1      521 Eagleton (X)
  160         127       127-001      LaSalle            1      140 Audubon
  161         128       128-001      MSMC               1      Tustin Plaza
  162         129       129-001      MSMC               2      Tudor Towers of Long Beach
  163         130       130-001      LaSalle            2      The Crest at Elon
  164         131       131-001      MSMC               1      2333 N. Lake Avenue
  165         132       132-001      MSMC               2      The Harvey Apartments
  166         133       133-001      MSMC               2      Sky View Apartments
  167         134       134-001      MSMC               1      Harbor Shores Medical I
  168         135       135-001      LaSalle            1      Hartwood Apartments
  169         136       136-001      MSMC               1      TW Metals - Chicago
  170         137       137-001      MSMC               1      Waterstone Place
  171         138       138-001      MSMC               1      Deerwood Park Office Building
  172         139       139-001      MSMC               1      Washington Park - Circuit City
  173         140       140-001      MSMC               1      Willow Court Industrial
  174         141       141-001      LaSalle            2      Hampton Park Apartments
  175         142       142-001      MSMC               1      Walgreens - Columbia
  176         143       143-001      LaSalle            1      Best Western Southbay
  177         144       144-001      MSMC               1      100 & 200 Lakes Parkway
  178         145       145-001      LaSalle            1      One Harbour Square
  179         146       146-001      LaSalle            2      South Brook Apartments
  180         147       147-001      MSMC               1      Washington Park - Stein Mart
  181         148       148-001      MSMC               1      Streetside at Vinings Shopping Center
  182         149       149-001      MSMC               2      Westchester Apartments
  183         150       150-001      LaSalle            1      Suburban Extended Stay - Orlando
  184         151       151-001      LaSalle            1      Inland Ridge Tool
  185         152       152-001      MSMC               1      Sprint Plaza
  186         153       153-001      LaSalle            1      Buie - Village Center G-I
  187         154       154-001      MSMC               1      865 Walton Ave
  188         155       155-001      MSMC               1      Woodstock Flex
  189         156       156-001      LaSalle            1      K&G Las Flores
  190         157       157-001      MSMC               1      Plaza Campana
  191         158       158-001      LaSalle            2      Campus Courtyard I & II
  192         159       159-001      LaSalle            1      FAMSA Retail Building
  193         160       160-001      LaSalle            1      U-Stor Self Storage
  194         161       161-001      LaSalle            1      Blazing Star MHP & RV Resort
              162                                              DG and GSA Portfolio - Roll-up
  195                   162-001      LaSalle            1      Social Security Administrative Building (XI)
  196                   162-002      LaSalle            1      Dollar General - Adams (XI)
  197                   162-003      LaSalle            1      Dollar General - Brodhead (XI)
  198                   162-004      LaSalle            1      1310 Plainfield Avenue Office Building (XI)
  199                   162-005      LaSalle            1      Dollar General - Westby (XI)
  200                   162-006      LaSalle            1      Dollar General - NH (XI)
  201         163       163-001      MSMC               1      Walgreens - Shrewsbury
  202         164       164-001      MSMC               1      210 Aspen Business Center
  203         165       165-001      LaSalle            1      11505 Olive Boulevard
  204         166       166-001      MSMC               1      Pfizer Building
  205         167       167-001      MSMC               2      Morgan Manor
  206         168       168-001      MSMC               1      810 Plaza Blvd
  207         169       169-001      MSMC               1      Green Valley Station Shopping Center
  208         170       170-001      MSMC               1      Brunos Auburn
  209         171       171-001      LaSalle            2      Rockwood Landing
  210         172       172-001      MSMC               1      TW Metals - Cranbury
  211         173       173-001      MSMC               1      49 East 74th Street
  212         174       174-001      LaSalle            1      Walgreens - Poland, OH
  213         175       175-001      LaSalle            2      Karen Lake Apartments
  214         176       176-001      MSMC               1      Murrieta Village Center
  215         177       177-001      MSMC               1      Walgreens - Broad River
  216         178       178-001      MSMC               1      Olive Tree Plaza
  217         179       179-001      MSMC               1      TW Metals - Atlanta
  218         180       180-001      MSMC               1      Northern Plaza
  219         181       181-001      MSMC               1      Food World Pensacola
  220         182       182-001      LaSalle            1      Bay Road Office
  221         183       183-001      LaSalle            1      Commerce Plaza One
  222         184       184-001      LaSalle            1      45 Bartlett Street Office
  223         185       185-001      MSMC               2      Acacia Glen Apartments
  224         186       186-001      MSMC               1      Walgreens - Delray Beach
  225         187       187-001      MSMC               1      Napa Pointe Industrial Building
  226         188       188-001      MSMC               1      Advanced Circuits
  227         189       189-001      LaSalle            1      Walgreens-Sterling Heights (MI)
  228         190       190-001      LaSalle            1      Craig Street Commons
  229         191       191-001      MSMC               1      Tuxedo Atrium
  230         192       192-001      MSMC               2      Purdue Student Housing
  231         193       193-001      MSMC               1      Valpark Place Office Park
  232         194       194-001      MSMC               1      Common Street Professional Building
  233         195       195-001      LaSalle            1      Albertson's & Coffee Bean Retail
  234         196       196-001      MSMC               1      CVS Ground Lease
  235         197       197-001      MSMC               1      Oxford Square Shopping Center
  236         198       198-001      MSMC               1      Blue Willow Shopping Center
  237         199       199-001      MSMC               1      Beacon Commons
  238         200       200-001      MSMC               1      Red Bank Shopping Center
  239         201       201-001      LaSalle            2      Stonegate
  240         202       202-001      LaSalle            1      AAA Lufkin Self Storage
  241         203       203-001      MSMC               1      The Crossings of Fountain Hills
  242         204       204-001      LaSalle            2      Grand Villa Apartments
  243         205       205-001      MSMC               1      Shoppes at Wells Landing
  244         206       206-001      MSMC               1      Walgreens - Conway SC
  245         207       207-001      LaSalle            2      Creekside Apartments
  246         208       208-001      MSMC               1      Lancaster Restaurant
  247         209       209-001      LaSalle            2      14419 South Halsted
  248         210       210-001      MSMC               1      2104 Pacific Coast Highway
  249         211       211-001      MSMC               1      Parrish Square
  250         212       212-001      MSMC               1      Woodland Plaza II North
  251         213       213-001      MSMC               1      Ryan Plaza
  252         214       214-001      MSMC               2      Bellefonte/Elmer Apartments
  253         215       215-001      LaSalle            1      Wellington Medical Office
  254         216       216-001      LaSalle            2      Cobb Apts & Broadway Apts
  255         217       217-001      MSMC               1      Deer Hill Commercial Condominiums
  256         218       218-001      LaSalle            2      Concord Village Apartments
  257         219       219-001      MSMC               2      Mountaintop Estates
  258         220       220-001      LaSalle            1      Sterling Pointe- Parcel 10
  259         221       221-001      MSMC               1      Verizon and Mattress Firm Pad Building
  260         222       222-001      MSMC               2      Brookside Retirement Residence
  261         223       223-001      MSMC               1      South Forty Shopping Center
  262         224       224-001      MSMC               1      TW Metals - Cincinnati
  263         225       225-001      LaSalle            2      17-19 Winter Street
  264         226       226-001      MSMC               1      Washington Park - Office Depot
  265         227       227-001      MSMC               1      Phoenix Center
  266         228       228-001      LaSalle            2      Woodknoll Apartments
  267         229       229-001      LaSalle            1      Bellmawr Self Storage
  268         230       230-001      MSMC               1      600 West Union Avenue
  269         231       231-001      MSMC               1      33 North Avenue Office
  270         232       232-001      MSMC               1      Walgreens - Summerville
  271         233       233-001      LaSalle            1      StorageMax - Princeton
  272         234       234-001      MSMC               1      Commerce Bank
  273         235       235-001      MSMC               1      130 Infield Court
  274         236       236-001      MSMC               2      Wightman/Hobart Apartments
  275         237       237-001      MSMC               1      Victory View Industrial Building I
  276         238       238-001      LaSalle            2      Lynn Village Phase I
  277         239       239-001      MSMC               1      Bond Street Industrial
  278         240       240-001      LaSalle            1      East Cleveland Town Center
  279         241       241-001      LaSalle            1      Brawley Self Storage
  280         242       242-001      LaSalle            1      SBC - Ann Arbor
  281         243       243-001      LaSalle            1      Country Living MHP
  282         244       244-001      MSMC               1      Washington Park - Washington Mutual
  283         245       245-001      LaSalle            1      West 10th Place Industrial Building
  284         246       246-001      MSMC               1      Londonderry Shopping Center
  285         247       247-001      LaSalle            1      Casaloma Retail Center
  286         248       248-001      LaSalle            1      North Bonita Self Storage
  287         249       249-001      LaSalle            1      La Porte Self Storage
  288         250       250-001      LaSalle            1      West Burlington Plaza
  289         251       251-001      LaSalle            1      Eckerd - Morehead City, NC
  290         252       252-001      MSMC               1      Shops at Sun Ranch
  291         253       253-001      LaSalle            1      Walgreens - San Antonio
  292         254       254-001      LaSalle            1      Betta Stor It
  293         255       255-001      LaSalle            2      Plainview Apartments
  294         256       256-001      MSMC               2      Creekside MHC
  295         257       257-001      LaSalle            1      5531-5539 North Clark Street
  296         258       258-001      LaSalle            1      Bonanza Street
  297         259       259-001      LaSalle            1      Magnolia Self Storage
              260                                              JFJ Properties - Roll-up
  298                   260-001      LaSalle            1      Winterville Mini Storage (XII)
  299                   260-002      LaSalle            1      Medical Park Mini Storage (XII)
  300                   260-003      LaSalle            1      Havelock West Self Storage (XII)
  301         261       261-001      LaSalle            1      Studio 15 - Omaha
  302         262       262-001      MSMC               1      Sudbrook Shopping Center
  303         263       263-001      MSMC               2      Park Manor Apartments
  304         264       264-001      LaSalle            1      Vanderbilt University
  305         265       265-001      MSMC               1      Bloomfield Street Building
  306         266       266-001      MSMC               2      Summerwind Terrace Apts
  307         267       267-001      LaSalle            1      Highland Center
  308         268       268-001      LaSalle            1      Shroyer Commons

                                                               Totals and Weighted Averages:

------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE
 LOAN NO.            STREET ADDRESS                                              CITY                     STATE    ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

    1        50 Central Park South                                             New York                    NY       10019
    2        1150 22nd Street NW                                               Washington, D.C.            DC       20037
    3        2 West Street                                                     New York                    NY       10004
    4        15 Arlington                                                      Boston                      MA       02116
    5        3100 South Street NW                                              Washington, D.C.            DC       20007

    6        304 Sentinel Drive                                                Annapolis Junction          MD       20701
    7        2691 Technology Drive                                             Annapolis Junction          MD       20701
    8        6700 Alexander Bell Drive                                         Columbia                    MD       21046
    9        7130 Columbia Gateway Drive                                       Columbia                    MD       21046
    10       6708 Alexander Bell Drive                                         Columbia                    MD       21046
    11       7142 Columbia Gateway Drive                                       Columbia                    MD       21046
    12       7138 Columbia Gateway Drive                                       Columbia                    MD       21046
    13       7150 Columbia Gateway Drive                                       Columbia                    MD       21046
    14       6724 Alexander Bell Drive                                         Columbia                    MD       21046
    15       7134 Columbia Gateway Drive                                       Columbia                    MD       21046

    16       21550 Provincial Boulevard                                        Katy                        TX       77450
    17       2325 Nashville Pike                                               Gallatin                    TN       37066
    18       2701 McAurthur Boulevard                                          Lewisville                  TX       75067
    19       7450 West 139th Terrace                                           Overland Park               KS       66223

    20       710 S. Girls School Road                                          Indianapolis                IN       46241
    21       7451 & 7452 Tempelhof Drive                                       Indianapolis                IN       46241
    22       901 E. Northfield Drive                                           Brownsburg                  IN       46112
    23       3100 Reeves Road                                                  Plainfield                  IN       46168
    24       10410-10450 Melody Drive & 200-602 West 104th Avenue              Northglenn                  CO       80234
    25       150 Fourth Avenue North                                           Nashville                   TN       37219

    26       3001 Lava Ridge Court                                             Roseville                   CA       95661
    27       10241-10271 Fairway Drive                                         Roseville                   CA       95611
    28       1470-1490 Eureka Road                                             Roseville                   CA       95661

    29       1819 Electric Road                                                Roanoke                     VA       24018
    30       401 McCullough Drive                                              Charlotte                   NC       28262
    31       10-105 Long Pond Road                                             Plymouth                    MA       02360
    32       1100 Ward Avenue                                                  Honolulu                    HI       96814
    33       5233-5399 Centinela Ave & 6701 La Tijera Boulevard                Los Angeles                 CA       90045

    34       10609 East Washington Street                                      Indianapolis                IN       46229
    35       8600 East 96th Street                                             Fishers                     IN       46038
    36       8510 East 96th Street                                             Fishers                     IN       46038
    37       7225 US 31 South                                                  Indianapolis                IN       46227
    38       10935 East Washington Street                                      Indianapolis                IN       46229

    39       901 East Stevenson Road                                           Ottawa                      IL       61350
    40       300 North Science Park Road                                       State College               PA       16803
    41       4501-4587 Weston Road                                             Weston                      FL       33830

    42       Vicinity of 38th St & West Valley Highway                         Sumner                      WA       98390
    43       Cedar Crossing Business Park                                      Baytown                     TX       77520
    44       3435 Stelzer Road                                                 Columbus                    OH       43219
    45       3003 77th Avenue SE                                               Mercer Island               WA       98040
    46       1250 Techny Road                                                  Northbrook                  IL       60062
    47       3715 Doolittle Drive                                              Redondo Beach               CA       90278
    48       457 East Main Street                                              Westfield                   MA       01085
    49       23 Emerald Circle                                                 Whitmore Lake               MI       48189
    50       26357 McBean P arkway                                             Santa Clarita               CA       91355
    51       2200 and 2400 Millbrook Drive                                     Buffalo Grove               IL       60089
    52       7600-7740 City Line Avenue                                        Philadelphia                PA       19151
    53       2202 Mac Davis Lane                                               Lubbock                     TX       79401
    54       1838 Greene Tree Road                                             Pikesville                  MD       21208
    55       875 Greentree Road                                                Pittsburgh                  PA       15220
    56       2110 McCormick Road                                               West Lafayette              IN       47906
    57       4750 East Blue Grass Road                                         Mt. Pleasant                MI       48858
    58       401 Route 38                                                      Moorestown                  NJ       08057
    59       4800-4944 South Tamiami Trail                                     Sarasota                    FL       34231

    60       6676 Corporate Center Parkway                                     Jacksonville                FL       32216
    61       39825 Avenida Acacias                                             Murrieta                    CA       92563
    62       4900 Eldorado Parkway                                             McKinney                    TX       75070
    63       8301 93rd Avenue North                                            Brooklyn Park               MN       55445
    64       570 Baltimore Pike                                                Bel Air                     MD       21014

    65       11-61 Marketview Drive                                            Champaign                   IL       61820
    66       5729-5739 E. 86th Street                                          Indianapolis                IN       46250
    67       8475 Castleton Corner Drive                                       Indianapolis                IN       46250
    68       333 North Creek Boulevard                                         Davidson                    TN       37072
    69       5802-5814 Van Allen Way                                           Carlsbad                    CA       92008
    70       19220 Alderwood Mall Parkway                                      Lynnwood                    WA       98012
    71       14795 NE 18th Avenue                                              North Miami                 FL       33181
    72       660 East Lancaster Avenue                                         Shillington                 PA       19607

    73       2053 Washington Street                                            Hanover                     MA       02339
    74       20 East Street                                                    Hanover                     MA       02339
    75       2100 Washington Street                                            Hanover                     MA       02339
    76       12205 North Perry                                                 Broomfield                  CO       80020
    77       7405 FM 1960 East                                                 Humble                      TX       77346
    78       4845 Transit Road                                                 Depew                       NY       14043
    79       150 Morgan Drive                                                  Limerick                    PA       19468
    80       120 Forum Drive                                                   Columbia                    SC       29229
    81       900 Middle Road                                                   Bettendorf                  IA       52722
    82       31654-31742 Rancho Viejo Road                                     San Juan Capistrano         CA       92675
    83       120 South River Road                                              West Lafayette              IN       47906
    84       1400 Lakeshore Road                                               Gilford                     NH       03249
    85       9001 Portage Pointe Drive                                         Streetsboro                 OH       44241
    86       1700 Charleston Court                                             Florence                    KY       41042
    87       2800-2900 University Avenue                                       West Des Moines             IA       50266
    88       4116 - 4280 West Craig Road                                       Las Vegas                   NV       89130

    89       7726 West Sunset Highway 2                                        Spokane                     WA       99224
    90       11506 East Indiana Aveneue                                        Spokane                     WA       99206
    91       11122 North Newport Highway                                       Spokane                     WA       99218
    92       29201 Telegraph Road                                              Southfield                  MI       48034
    93       10560 Main Street                                                 Fairfax                     VA       22030
    94       1510 Dakota Ridge Drive                                           Indianapolis                IN       46217
    95       Bloomfield Avenue and Lackawanna Plaza                            Montclair                   NJ       07042
    96       211 Colony Drive                                                  Irwin                       PA       15642
    97       16901-17010 Wright Street                                         Unincorporated Omaha        NE       68130
    98       1510 Nob Lane                                                     Pontiac                     MI       48340
    99       4801 Dorsey Hall Drive                                            Ellicott City               MD       21043
   100       Southeast Corner Williams St (NC Hwy 55) & Apex Highway           Apex                        NC       27539
   101       4100 194th Street                                                 Lynnwood                    WA       98036
   102       27282 - 27514 Calle Arroyo                                        San Juan Capistrano         CA       92675
   103       123 West Road                                                     Pleasant Valley             NY       12569
   104       5470 Augusta Road                                                 Lexington                   SC       29072
   105       14244-14266 Manchester Road                                       Ballwin                     MO       63011
   106       25469 Borough Park Drive                                          Spring                      TX       77380
   107       5600 Mercury Drive                                                Dearborn                    MI       48126
   108       175-200 Community Drive                                           Great Neck                  NY       11024

   109       1513 Scalp Avenue                                                 Johnstown                   PA       15904
   110       211 Resort Plaza Drive                                            Burell                      PA       15717
   111       645 Main St.                                                      Central City                PA       15926
   112       300 Goucher St.                                                   Upper Yoder Township        PA       15905
   113       165-175 1st St.                                                   Johnstown                   PA       15909
   114       540 Locust St.                                                    Sidman                      PA       15955
   115       340 N. Sheridan St.                                               Johnstown                   PA       15906
   116       9201-9231and 9251 Lakeside Boulevard                              Owings Mill                 MD       21117
   117       10040 FM 1960 Bypass Road West                                    Humble                      TX       77338
   118       5560, 5683-5695 Forbes Avenue                                     Pittsburgh                  PA       15217
   119       114 Tally Drive                                                   Ross Township               PA       15237
   120       5515-5589 Alameda Street                                          El Paso                     TX       79905
   121       2823 North Power Road                                             Mesa                        AZ       85215
   122       1530 W. West Covina Parkway                                       West Covina                 CA       91790
   123       3102-3112 Bluff Street,  3009-3111 Stevens Street                 Madison                     WI       53705
   124       840, 894 East Warner Road & 743 South Lindsay Road                Gilbert                     AZ       85296
   125       150 Arbors Circle                                                 Gahanna                     OH       43230
   126       222 South Cayuga Street                                           Ithaca                      NY       14850
   127       2025 Dolton Road                                                  Calumet City                IL       60409
   128       562, 602, 624, 628, 658, 688 West Holt Boulevard                  Ontario                     CA       91762
   129       3315 Ridgeway Road                                                Memphis                     TN       38115
   130       1600-1660 West Warm Springs Road                                  Henderson                   NV       89014
   131       1340-1368 Centennial Avenue                                       Piscataway                  NJ       07102
   132       1111 East 60th Street                                             Tulsa                       OK       74105
   133       111 and 125 Old Grove Road                                        Oceanside                   CA       92056
   134       795 Rt. 70 East                                                   Evesham Township            NJ       08053
   135       4250 Old Greensboro Road                                          Tuscaloosa                  AL       35405
   136       10200 Little Brier Creek Lane                                     Raleigh                     NC       27617
   137       217 Cedar Village Drive                                           York                        PA       17402
   138       443 Broadway                                                      New York                    NY       10013
   139       2487 Alum Rock Avenue                                             San Jose                    CA       95116
   140       3434 and 3700 Route 35                                            Hazlet                      NJ       07730
   141       301 North Nolan Drive                                             Southlake                   TX       76092
   142       111 Coors Boulevard                                               Albuquerque                 NM       87121
   143       60-01 31st Avenue                                                 Woodside                    NY       11377
   144       700 South Blackbird Roost Street                                  Flagstaff                   AZ       86001
   145       315 West Forest Hill Avenue                                       Oak Creek                   WI       53154
   146       4869-4917 William Penn Highway                                    Murrysville                 PA       15668
   147       722-746 Munson Avenue                                             Traverse City               MI       49686
   148       Route 462 & 18th Street                                           Columbia                    PA       17512
   149       1016 Haeffele Way                                                 Bloomington                 IL       61704
   150       7902-7922 Long Point Road                                         Houston                     TX       77055
   151       3100 Braeside Drive                                               Bloomington                 IN       47408
   152       16785 Old Morris Road                                             Alpharetta                  GA       30004
   153       1755 S. Broadway                                                  Rochester                   MN       55904
   154       1741 Washington Road                                              Bethel Park                 PA       15228
   155       701 Biltmore Avenue                                               Asheville                   NC       28803
   156       600 James Street                                                  Lakewood                    NJ       08701
   157       200 Fourth Avenue North                                           Nashville                   TN       37219

   158       12200 Mount Holly-Huntersville Road                               Huntersville                NC       28078
   159       521 Eagleton Downs Drive                                          Pineville                   NC       28134
   160       140 John James Audubon Parkway                                    Amherst                     NY       14228
   161       665 North Tustin Street                                           Orange                      CA       92867
   162       215 East Broadway                                                 Long Beach                  NY       11561
   163       756 East Haggard Avenue                                           Elon                        NC       27244
   164       2333 North Lake Avenue                                            Altadena                    CA       91001
   165       5640 Santa Monica Boulevard                                       Los Angeles                 CA       90038
   166       1050 East 8th Street                                              Tucson                      AZ       85719
   167       3921 East Baseline Road                                           Gilbert                     AZ       85234
   168       3410 Hartwood Circle                                              Hoover                      AL       35216
   169       235 Tubeway Drive                                                 Carol Stream                IL       60188
   170       34500 North Highway 45                                            Third Lake                  IL       60030
   171       10739 Deerwood Park Boulevard                                     Jacksonville                FL       32256
   172       78-825 Highway 111                                                La Quinta                   CA       92253
   173       10806 Willow Court                                                San Diego                   CA       92127
   174       12320 SW 72nd Avenue                                              Portland                    OR       97223
   175       3501 Forest Drive                                                 Columbia                    SC       29206
   176       15000 Hawthorne Boulevard                                         Lawndale                    CA       90260
   177       1255 Lakes Parkway                                                Lawrenceville               GA       30043
   178       3027 Marina Bay Drive                                             League City                 TX       77573
   179       5101 Linbar Drive                                                 Nashville                   TN       37211
   180       78-945 Highway 111                                                La Quinta                   CA       92253
   181       2355 Cumberland Parkway                                           Atlanta                     GA       30339
   182       905 Seventh Avenue                                                Garner                      NC       27529
   183       9435 Delegates Drive                                              Orlando                     FL       32837
   184       9877 Brick Church Road                                            Cambridge                   OH       43725
   185       2525 W International Speedway Blvd                                Daytona Beach               FL       32114
   186       31648, 31658, 31732 Rancho Viejo Road                             San Juan Capistrano         CA       92675
   187       865 Walton Avenue                                                 The Bronx                   NY       10451
   188       109 Smoke Hill Lane                                               Woodstock                   GA       30188
   189       30592 Santa Margarita Parkway                                     Rancho Santa Margarita      CA       92688
   190       6875 North Oracle Road                                            Tucson                      AZ       85704
   191       425 Stedman Street                                                Greensboro                  NC       27401
   192       1030 Celis Street                                                 San Fernando                CA       91340
   193       7215 Ridge Road                                                   Port Richey                 FL       34668
   194       1120 West Loop 1604 North                                         San Antonio                 TX       78251

   195       222 North Academy Street                                          Janesville                  WI       53548
   196       225 West Lincoln Street                                           Adams                       WI       53910
   197       2410 First Center Street                                          Brodhead                    WI       53520
   198       1310 Plainfield Avenue                                            Janesville                  WI       53545
   199       98 Swiggam Street                                                 Westby                      WI       54667
   200       2241 Calumet Drive                                                New Holston                 WI       53061
   201       225 Boston Turnpike                                               Shrewsbury                  MA       01545
   202       210 AABC                                                          Aspen                       CO       81611
   203       11501-11509 Olive Boulevard                                       Creve Coeur                 MO       63141
   204       194 Howard Street                                                 New London                  CT       06320
   205       117 Mountain View Road                                            Scranton                    PA       18508
   206       810 Plaza Blvd.                                                   Lancaster                   PA       17601
   207       1625 West Warm Springs Road                                       Henderson                   NV       89014
   208       1530 East Glenn Avenue                                            Auburn                      AL       36832
   209       12550 John F. Kennedy                                             Houston                     TX       77039
   210       27 Englehard Drive                                                Monroe                      NJ       08831
   211       49 East 74th Street                                               New York                    NY       10021
   212       30 West McKinley                                                  Poland                      OH       44514
   213       3712-3724 Sapphire Road                                           Fayetteville                NC       28303
   214       40119 Murrieta Hot Springs Road                                   Murrieta                    CA       92563
   215       1223 St. Andrews Road                                             Columbia                    SC       29210
   216       25013 & 25021 Madison Avenue                                      Murrieta                    CA       92562
   217       175 Tubeway Drive                                                 Forest Park                 GA       30297
   218       840 Concord Parkway North                                         Concord                     NC       28027
   219       7859 Pine Forest Road                                             Pensacola                   FL       32526
   220       375 Bay Road                                                      Queensbury                  NY       12804
   221       925 Hale Place                                                    Chula Vista                 CA       91914
   222       45 Bartlett Street                                                Marlborough                 MA       01752
   223       615 Acacia Way                                                    Woodland                    CA       95695
   224       6458 Linton Boulevard                                             Delray Beach                FL       33484
   225       1901-1911 N. Kelly Road                                           Napa                        CA       94558
   226       21100 East 33rd Drive                                             Aurora                      CO       80011
   227       13901 Metropolitan Parkway                                        Sterling Heights            MI       48312
   228       301 - 315 South Craig Street                                      Pittsburgh                  PA       15213
   229       3833 Roswell Road                                                 Atlanta                     GA       30342
   230       300-304 Salisbury Street and 229 Littleton Street                 West Lafayette              IN       47907
   231       1335-1345 Valwood Parkway                                         Carrollton                  TX       75006
   232       1583 Common Street                                                New Braunfels               TX       78130
   233       2035 Hillhurst Avenue                                             Los Angeles                 CA       90027
   234       959 Bay Area Boulevard                                            Houston                     TX       77058
   235       6100-6260 East 21st Street                                        Wichita                     KS       67208
   236       10555 Westheimer Road                                             Houston                     TX       77042
   237       5623-5669 Beacon Street                                           Pittsburgh                  PA       15217
   238       2-10 Broad Street                                                 Red Bank                    NJ       07701
   239       301 North Graham Street                                           Cambridge City              IN       47327
   240       2250 Southwood                                                    Lufkin                      TX       75904
   241       16650 East Palisades Boulevard                                    Fountain Hills              AZ       85268
   242       1251 North 21st Street                                            Laramie                     WY       82072
   243       550 Wells Road                                                    Orange Park                 FL       32073
   244       1601 Church Street                                                Conway                      SC       29526
   245       4920 Cameron Road                                                 Hope Mills                  NC       28348
   246       2321 Lincoln Highway East (US Highway 30)                         Lancaster                   PA       17602
   247       14419 South Halsted Street                                        Riverdale                   IL       60827
   248       2104 Pacific Coast Highway & Oak Street                           Lomita                      CA       90717
   249       32-184 West Parrish Lane                                          Centerville                 UT       84014
   250       90-98 Niblick Road                                                Paso Robles                 CA       93446
   251       2 Ryan Road                                                       Marlboro                    NJ       07746
   252       5500-5008, 5501, 5610-5616 Elmer Street, 632 Bellefonte Street    Pittsburgh                  PA       15232
   253       2303 Wellington Drive                                             Wilson                      NC       27893
   254       1001 Green St & 335 Broad St                                      Augusta                     GA       30901
   255       209 Ventnor Avenue                                                Aspen                       CO       81611
   256       137 West Concord Road                                             Clarksville                 TN       37042
   257       48 Forest Drive                                                   Bloomindale                 NJ       07403
   258       905 South Highway 65                                              Lincoln                     CA       95648
   259       14005 N. US Highway 183                                           Cedar Park                  TX       78717
   260       1199 South Dora Street                                            Ukiah                       CA       95482
   261       1102 W. Granada Boulevard                                         Ormond Beach                FL       32174
   262       7640 Reinhold Drive                                               Cincinnati                  OH       45237
   263       17-19 Winter Street                                               Dorchester                  MA       02122
   264       78-987 Highway 111                                                La Quinta                   CA       92253
   265       1190 - 1206 Silas Deane Highway                                   Wethersfield                CT       06109
   266       1015 Patriots Way                                                 Augusta                     GA       30907
   267       1070 Kings Highway                                                Bellmawr                    NJ       08099
   268       600 West Union Avenue                                             Bound Brook                 NJ       08805
   269       33 North Avenue                                                   Tallmadge                   OH       44278
   270       54 Old Trolley Road                                               Summerville                 SC       29485
   271       515 Princeton Road                                                Johnson City                TN       37601
   272       One Lackawanna Plaza                                              Montclair                   NJ       07042
   273       130 Infield Court                                                 Mooresville                 NC       28117
   274       2129-2135 Wightman & 5555-59 Hobart                               Pittsburgh                  PA       15217
   275       2962 S. Victory View Way                                          Boise                       ID       83709
   276       905 West 26th Street                                              Lynn Haven                  FL       32444
   277       2401-2409 Bond Street                                             University Park             IL       60466
   278       14325-14343 Euclid Avenue                                         East Cleveland              OH       44112
   279       4223 US Highway 86                                                Brawley                     CA       92227
   280       550 South Maple                                                   Ann Arbor                   MI       48103
   281       6930 NE 56th Street                                               Altoona                     IA       50009
   282       78-805 Highway 111                                                La Quinta                   CA       92253
   283       1710 West 10th Place                                              Tempe                       AZ       85281
   284       24910 Kuykendahl Rd.                                              Tomball                     TX       77389
   285       4760 Integrity Way                                                Grand Chute                 WI       54913
   286       26300 Old 41 Road                                                 Bonita Springs              FL       34135
   287       2915 North 23rd Street                                            La Porte                    TX       77571
   288       116 West Agency Road                                              West Burlington             IA       52655
   289       2904 Arendell Street                                              Morehead City               NC       28557
   290       2270 W. Main Street                                               Los Lunas                   NM       87031
   291       10003 West FM 1604 North                                          San Antonio                 TX       78254
   292       2614 Highway 98 West                                              Mary Esther                 FL       32569
   293       2504 West 16th Street                                             Plainview                   TX       79072
   294       6500 Kansas Avenue                                                Kansas City                 KS       66111
   295       5531-5539 North Clark Street                                      Chicago                     IL       60640
   296       1615 Bonanza Street                                               Walnut Creek                CA       94596
   297       2530 South Magnolia Avenue                                        Sanford                     FL       32773

   298       202 Winter Village Drive                                          Winterville                 NC       28590
   299       406 Airport Road                                                  Kinston                     NC       28503
   300       180 Greenfield Heights Blvd                                       Havelock                    NC       28532
   301       701 South 15th                                                    Omaha                       NE       68102
   302       1204 Reisterstown Road                                            Pikesville                  MD       21208
   303       2710 Northwest 63rd Street                                        Oklahoma City               OK       73116
   304       20 Rachel Drive                                                   Nashville                   TN       37214
   305       241 Schoolhouse Road                                              Johnstown                   PA       15904
   306       3305 N Grimes Street                                              Hobbs                       NM       88240
   307       1607 7th Street                                                   Las Vegas                   NM       87701
   308       534-548 Wilmington Avenue                                         Dayton                      OH       45420

------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE                                                                                                                   PERCENT
 LOAN NO.    PROPERTY TYPE          PROPERTY SUB-TYPE           UNITS/SF(3)           YEAR BUILT          YEAR RENOVATED   LEASED(4)
------------------------------------------------------------------------------------------------------------------------------------

    1        Hospitality            Full Service                        261              2002                   NAP            80.7%
    2        Hospitality            Full Service                        300              2000                   NAP            73.4%
    3        Hospitality            Full Service                        298              2002                   NAP            84.4%
    4        Hospitality            Full Service                        273              1927                  2002            68.0%
    5        Hospitality            Full Service                         86              2003                   NAP            75.1%

    6        Office                 Suburban                        162,498              2005                   NAP           100.0%
    7        Office                 Suburban                        103,683              2005                   NAP           100.0%
    8        Office                 Suburban                         74,859              1988                   NAP            90.6%
    9        Office                 Suburban                         46,840              1988                   NAP           100.0%
    10       Office                 Suburban                         39,203              1988                   NAP           100.0%
    11       Office                 Suburban                         45,951              1988                   NAP           100.0%
    12       Office                 Suburban                         38,225              1988                   NAP           100.0%
    13       Office                 Suburban                         35,812              1988                   NAP            56.8%
    14       Office                 Suburban                         28,420              1988                   NAP            85.6%
    15       Office                 Suburban                         21,991              1988                   NAP           100.0%

    16       Multifamily            Garden                              369              2003                   NAP            91.9%
    17       Multifamily            Garden                              364              2002                   NAP            88.7%
    18       Multifamily            Garden                              300              2003                   NAP            92.0%
    19       Multifamily            Garden                              364              2002                   NAP            91.5%

    20       Industrial             Warehouse                     1,339,195          1996 / 1998                NAP           100.0%
    21       Industrial             Warehouse                       563,160              1997                   NAP           100.0%
    22       Industrial             Warehouse                       396,000              2003                   NAP           100.0%
    23       Industrial             Warehouse                       315,000              2001                   NAP           100.0%
    24       Retail                 Anchored                        439,273          1999 - 2001                NAP            99.2%
    25       Office                 Urban                           410,581              1985                   NAP            88.8%

    26       Office                 Suburban                        110,381              2005                   NAP            98.0%
    27       Retail                 Shadow Anchored                  64,316          2004 / 2005                NAP            97.9%
    28       Retail                 Unanchored                       37,296              2005                   NAP           100.0%

    29       Office                 Suburban                        165,808              1970                  1982           100.0%
    30       Office                 Suburban                        191,681              1973                  1990           100.0%
    31       Retail                 Anchored                        333,455              2005                   NAP            98.8%
    32       Office                 Suburban                        210,286          1964 / 1983                NAP            97.1%
    33       Retail                 Anchored                        186,770              1964                  2002           100.0%

    34       Retail                 Anchored                        113,828          1995 - 1998                NAP            91.8%
    35       Retail                 Anchored                         80,624              1997                   NAP            97.1%
    36       Retail                 Shadow Anchored                  19,425              2004                   NAP            63.7%
    37       Retail                 Shadow Anchored                  17,785              1997                   NAP            91.3%
    38       Retail                 Shadow Anchored                  13,321              2005                   NAP            73.5%

    39       Industrial             Flex Industrial               1,000,350              2005                   NAP           100.0%
    40       Office                 Suburban                        105,000              1985                   NAP           100.0%
    41       Retail                 Anchored                        126,922              2004                   NAP            96.3%

    42       Industrial             Warehouse                       114,000              2006                   NAP           100.0%
    43       Industrial             Warehouse                       138,900              2006                   NAP           100.0%
    44       Office                 Suburban                        238,641          1995 / 2002                NAP           100.0%
    45       Office                 Suburban                        155,200              1982                   NAP           100.0%
    46       Office                 Suburban                        167,843              2001                   NAP           100.0%
    47       Office                 Suburban                        126,336              1986                  2002           100.0%
    48       Retail                 Anchored                        190,436              1965               1997 / 1998        97.7%
    49       Manufactured Housing   Manufactured Housing                648              1986                   NAP            99.5%
    50       Office                 Medical                          78,164              2005                   NAP           100.0%
    51       Industrial             Flex Industrial                 236,256          2000 / 2004                NAP           100.0%
    52       Retail                 Anchored                        157,262  1 949 / 1955 / 1963 / 1980         NAP            96.9%
    53       Multifamily            Student Housing                     228              2005                   NAP            82.6%
    54       Office                 Medical                         128,860              1996                   NAP            98.9%
    55       Office                 Urban                           363,678              1962                  2003            80.9%
    56       Multifamily            Student Housing                     222              2002                   NAP            92.0%
    57       Multifamily            Student Housing                     204              2005                   NAP            95.1%
    58       Retail                 Anchored                        232,415              1970                  2005            92.3%
    59       Retail                 Shadow Anchored                 148,591              1988                   NAP            93.3%

    60       Office                 Suburban                         59,800              2005                   NAP           100.0%
    61       Retail                 Anchored                         37,329              2005                   NAP           100.0%
    62       Retail                 Shadow Anchored                  33,700              1997                   NAP           100.0%
    63       Office                 Suburban                         26,660              2005                   NAP           100.0%
    64       Retail                 Unanchored                       92,035              1990                   NAP            94.3%

    65       Retail                 Anchored                         86,257              1985                   NAP            93.0%
    66       Retail                 Anchored                         63,176          1986 / 1987                NAP           100.0%
    67       Retail                 Anchored                         50,391              1984                   NAP            91.2%
    68       Multifamily            Garden                              238              2005                   NAP            96.6%
    69       Retail                 Unanchored                       47,758              2000                   NAP            97.5%
    70       Retail                 Unanchored                       64,061              2003                   NAP            94.8%
    71       Multifamily            Garden                              588              1971                   NAP            94.4%
    72       Retail                 Anchored                         98,716              2005                   NAP           100.0%

    73       Retail                 Unanchored                       75,022              1972                  1986           100.0%
    74       Office                 Suburban                         42,550              1989                   NAP           100.0%
    75       Retail                 Unanchored                       17,939              1988                   NAP           100.0%
    76       Manufactured Housing   Manufactured Housing                327              1970                   NAP            85.3%
    77       Retail                 Anchored                        101,799              2002                   NAP           100.0%
    78       Multifamily            Garden                              252          1977 / 2005                NAP            92.9%
    79       Multifamily            Garden                              192          1999 - 2000                NAP            95.3%
    80       Retail                 Anchored                         99,892              2005                   NAP            97.0%
    81       Retail                 Anchored                        138,339              2005                   NAP            86.6%
    82       Mixed Use              Office/Retail                    86,023              1981                   NAP            99.1%
    83       Mixed Use              Student Housing/Retail              214              2001                   NAP            97.3%
    84       Retail                 Anchored                         88,887              1999                  2001           100.0%
    85       Multifamily            Garden                              296              2000                   NAP            92.9%
    86       Multifamily            Garden                              243          2001 / 2003                NAP            87.7%
    87       Retail                 Anchored                        141,304              1983                   NAP            93.5%
    88       Retail                 Anchored                         73,356              2000                   NAP            98.1%

    89       Self Storage           Self Storage                    212,985       1977 / 1999 / 2002            NAP            71.7%
    90       Self Storage           Self Storage                    163,155          1976 / 1991                NAP            88.2%
    91       Self Storage           Self Storage                    125,055              2002                   NAP            85.5%
    92       Office                 Suburban                        152,039              1973                  1998            92.8%
    93       Office                 Suburban                        111,791              1965                  2001            85.4%
    94       Multifamily            Garden                              192              2004                   NAP            92.2%
    95       Retail                 Anchored                         92,409              1985                   NAP            98.0%
    96       Multifamily            Townhouse                           296          1975 - 1979               2005            97.3%
    97       Retail                 Unanchored                       74,148              2004                   NAP            83.7%
    98       Multifamily            Garden                              351              1972                  1998            93.2%
    99       Office                 Medical                          53,360              1991                   NAP           100.0%
   100       Retail                 Anchored                         73,464              2005                   NAP            87.8%
   101       Office                 Suburban                         70,283              2000                   NAP            88.2%
   102       Office                 Suburban                         60,222              1981                  2004            96.2%
   103       Multifamily            Garden                               80              2005                   NAP            97.5%
   104       Multifamily            Garden                              180              1999                   NAP            93.9%
   105       Retail                 Unanchored                      117,299              1976                  2005           100.0%
   106       Multifamily            Garden                              304              1996                   NAP            96.4%
   107       Retail                 Anchored                         64,576              1997                   NAP           100.0%
   108       Office                 Suburban                         90,941              1960                  2003           100.0%

   109       Retail                 Anchored                        106,703              1966                  1998           100.0%
   110       Retail                 Unanchored                       14,000          1999 / 2001                NAP           100.0%
   111       Retail                 Free Standing                     8,000              2003                   NAP           100.0%
   112       Retail                 Free Standing                    10,543              1980                   NAP           100.0%
   113       Retail                 Free Standing                     8,040              1967                  2002           100.0%
   114       Retail                 Free Standing                     7,200              1999                   NAP           100.0%
   115       Retail                 Unanchored                        8,000              2002                   NAP           100.0%
   116       Retail                 Anchored                         59,918              2001                   NAP            97.8%
   117       Retail                 Anchored                         90,200              1979                  2005            93.1%
   118       Multifamily            Townhouse                            57              1920                  2001           100.0%
   119       Multifamily            Garden                              234              1975               1995 - 1998        98.7%
   120       Retail                 Unanchored                      181,531              1959                   NAP           100.0%
   121       Retail                 Unanchored                       39,144              2005                   NAP            73.9%
   122       Retail                 Free Standing                    37,500              1962               2000 - 2001       100.0%
   123       Multifamily            Garden                              130              1965                   NAP            99.2%
   124       Retail                 Anchored                         46,157              2005                   NAP            95.0%
   125       Multifamily            Garden                              232              1988                   NAP            91.8%
   126       Hospitality            Full Service                        180          1985 / 1990                NAP            62.7%
   127       Manufactured Housing   Manufactured Housing                303              1971                   NAP            97.7%
   128       Retail                 Unanchored                       39,954              1988                   NAP            97.5%
   129       Multifamily            Garden                              208              1995                  2002            99.5%
   130       Retail                 Unanchored                       28,993          1993 / 2002                NAP           100.0%
   131       Retail                 Unanchored                       27,484          2003 - 2004                NAP           100.0%
   132       Multifamily            Garden                              336          1969 / 1971               2002            98.5%
   133       Retail                 Shadow Anchored                  21,681              2005                   NAP           100.0%
   134       Retail                 Unanchored                       35,200              2005                   NAP            96.6%
   135       Other                  Theater                          65,442              2004                   NAP           100.0%
   136       Retail                 Unanchored                       36,000              2005                   NAP           100.0%
   137       Multifamily            Garden                              223              1970                   NAP            86.2%
   138       Retail                 Unanchored                        8,500              1865                  2005           100.0%
   139       Self Storage           Self Storage                     59,140              2000                   NAP           100.0%
   140       Retail                 Shadow Anchored                  54,972              1999                   NAP           100.0%
   141       Retail                 Free Standing                    35,650              2005                   NAP           100.0%
   142       Retail                 Shadow Anchored                  73,841              1986                   NAP            98.3%
   143       Industrial             Warehouse                        85,000              1960               1964 / 1993       100.0%
   144       Multifamily            Garden                              174              1982                   NAP            93.1%
   145       Industrial             Warehouse                       296,432              1976                  2004           100.0%
   146       Retail                 Unanchored                       35,304              2005                   NAP            94.3%
   147       Retail                 Anchored                        109,248              1960                  1994           100.0%
   148       Retail                 Unanchored                      123,846              1979                  1998           100.0%
   149       Multifamily            Garden                              102              2003                   NAP            99.0%
   150       Retail                 Shadow Anchored                  36,721              2002                   NAP            95.8%
   151       Multifamily            Student Housing                     140              1983                   NAP           100.0%
   152       Hospitality            Limited Service                     103              1999                   NAP            70.2%
   153       Hospitality            Limited Service                     104              1994                  2004            72.7%
   154       Retail                 Shadow Anchored                  14,820              2005                   NAP           100.0%
   155       Hospitality            Extended Stay                        72              1997                   NAP            89.8%
   156       Industrial             Light Industrial                158,760              2001                   NAP           100.0%
   157       Office                 Urban                            81,261              1929                  2003            93.3%

   158       Industrial             Flex Industrial                 112,000              2002                   NAP           100.0%
   159       Industrial             Flex Industrial                  30,355              2002                   NAP            68.4%
   160       Office                 Suburban                         54,556              1981                  2005           100.0%
   161       Retail                 Unanchored                       30,400              1987                   NAP           100.0%
   162       Multifamily            Mid-Rise                             93              1925                   NAP            96.8%
   163       Multifamily            Student Housing                      42              2004                   NAP            93.5%
   164       Mixed Use              Office/Retail                    25,257              1959                  2003           100.0%
   165       Multifamily            Mid-Rise                            177              1927                   NAP            92.7%
   166       Multifamily            Mid-Rise                             76              1968                   NAP           100.0%
   167       Office                 Medical                          48,550              1993                   NAP            76.5%
   168       Multifamily            Garden                              136              1970                   NAP            94.1%
   169       Industrial             Light Industrial                153,700              1977                   NAP           100.0%
   170       Retail                 Unanchored                       30,920              2004                   NAP           100.0%
   171       Office                 Suburban                         43,980              2004                   NAP           100.0%
   172       Retail                 Shadow Anchored                  33,855              2004                   NAP           100.0%
   173       Industrial             Warehouse                        66,858              1991                   NAP           100.0%
   174       Multifamily            Garden                              108              1995                   NAP            99.0%
   175       Retail                 Free Standing                    15,120              2002                   NAP           100.0%
   176       Hospitality            Limited Service                      97              1983                   NAP            90.1%
   177       Office                 Suburban                         56,561              1999                   NAP           100.0%
   178       Office                 Suburban                         59,460              1984                   NAP            88.4%
   179       Multifamily            Garden                              239              1973                   NAP            96.2%
   180       Retail                 Shadow Anchored                  36,000              2004                   NAP           100.0%
   181       Retail                 Unanchored                       15,461              2005                   NAP            94.1%
   182       Multifamily            Garden                              160              1972               1988 - 1989        86.3%
   183       Hospitality            Extended Stay                       144              1998                   NAP            88.3%
   184       Industrial             Flex Industrial                 128,537              2005                   NAP           100.0%
   185       Retail                 Unanchored                       24,500              1986                   NAP           100.0%
   186       Office                 Suburban                         28,370              1981                   NAP           100.0%
   187       Mixed Use              Multifamily/Retail                   55              1925                   NAP           100.0%
   188       Industrial             Flex Industrial                  72,028              2001                   NAP           100.0%
   189       Retail                 Anchored                         15,049              1999                   NAP           100.0%
   190       Office                 Suburban                         29,428              2002                   NAP            94.8%
   191       Multifamily            Student Housing                      85              1969                  2005            91.1%
   192       Retail                 Anchored                         31,855              1949                  2001           100.0%
   193       Self Storage           Self Storage                     72,900              2000                   NAP            94.8%
   194       Manufactured Housing   Manufactured Housing                254              1999                   NAP           100.0%

   195       Office                 Suburban                          9,198              2002                   NAP           100.0%
   196       Retail                 Free Standing                     9,014              2004                   NAP           100.0%
   197       Retail                 Free Standing                     9,014              2005                   NAP           100.0%
   198       Office                 Suburban                         14,400              1989                   NAP           100.0%
   199       Retail                 Free Standing                     9,014              2005                   NAP           100.0%
   200       Retail                 Free Standing                     9,014              2005                   NAP           100.0%
   201       Retail                 Free Standing                    14,490              2005                   NAP           100.0%
   202       Mixed Use              Office/Industrial                22,860              1971                   NAP           100.0%
   203       Retail                 Anchored                         19,618              1973                  2003           100.0%
   204       Office                 Suburban                         46,000              1985               1998 - 1999       100.0%
   205       Multifamily            Garden                              128              1970                   NAP            99.2%
   206       Office                 Medical                          30,190              1977                  2005           100.0%
   207       Retail                 Unanchored                       16,966              1994                   NAP            87.2%
   208       Retail                 Anchored                         55,452              2002                   NAP           100.0%
   209       Multifamily            Garden                              187              1980                   NAP            84.0%
   210       Industrial             Light Industrial                115,769              1973                   NAP           100.0%
   211       Multifamily            Mid-Rise                              9              1910                  2005           100.0%
   212       Retail                 Anchored                         14,560              2005                   NAP           100.0%
   213       Multifamily            Garden                               72              2005                   NAP           100.0%
   214       Retail                 Unanchored                       24,828              1985                  2000           100.0%
   215       Retail                 Free Standing                    14,820              2005                   NAP           100.0%
   216       Retail                 Unanchored                       16,362              2003                   NAP           100.0%
   217       Industrial             Light Industrial                133,338              1966                   NAP           100.0%
   218       Retail                 Anchored                         51,897              1984                  2004            95.3%
   219       Retail                 Anchored                         68,186              1992                   NAP           100.0%
   220       Office                 Medical                          29,218              2004                   NAP            88.2%
   221       Industrial             Flex Industrial                  32,067              1989                   NAP            96.9%
   222       Office                 Suburban                         43,781              1972                   NAP           100.0%
   223       Multifamily            Senior Housing                       41              2005                   NAP            82.9%
   224       Retail                 Free Standing                    15,120              1998                   NAP           100.0%
   225       Industrial             Light Industrial                 39,424              1999                   NAP           100.0%
   226       Industrial             Light Industrial                 61,058          1985 / 2003                NAP           100.0%
   227       Retail                 Anchored                         14,490              2002                   NAP           100.0%
   228       Office                 Urban                            34,419          1850 - 1988                NAP            86.2%
   229       Office                 Suburban                         28,182              1973                  1993            87.8%
   230       Multifamily            Low-Rise                             39          1989 / 1991               2005           100.0%
   231       Office                 Suburban                         67,630              1981                  2004            87.3%
   232       Office                 Medical                          28,708              2002                   NAP            91.8%
   233       Retail                 Anchored                         39,006          1962 / 1969               1986           100.0%
   234       Retail                 Free Standing                    33,000              2003                   NAP           100.0%
   235       Retail                 Unanchored                       45,011              1983                  2001            94.4%
   236       Retail                 Unanchored                       12,344              1998                   NAP            88.8%
   237       Multifamily            Townhouse                            21              1912                  2001           100.0%
   238       Mixed Use              Retail/Office/Apartment          21,105              1900                  2003            98.4%
   239       Multifamily            Garden                               62          1994 - 1996                NAP            96.6%
   240       Self Storage           Self Storage                    101,464          1993 - 2002                NAP            96.6%
   241       Retail                 Unanchored                       20,661              2001                   NAP           100.0%
   242       Multifamily            Senior Housing                       40              2000                   NAP           100.0%
   243       Retail                 Unanchored                       25,296              1987                   NAP           100.0%
   244       Retail                 Free Standing                    14,490              2003                   NAP           100.0%
   245       Multifamily            Garden                               60              1983                  2005            98.3%
   246       Retail                 Unanchored                       21,810          1975 - 1998                NAP           100.0%
   247       Multifamily            Senior Housing                       56              1950                  2003           100.0%
   248       Retail                 Unanchored                        8,492              2004                   NAP           100.0%
   249       Retail                 Unanchored                       32,544          1979 - 1981                NAP            92.3%
   250       Retail                 Shadow Anchored                   7,609              2005                   NAP           100.0%
   251       Retail                 Unanchored                       11,145              2004                   NAP           100.0%
   252       Multifamily            Mid-Rise                             37              1900                  1994            97.3%
   253       Office                 Medical                          16,612              1998                   NAP           100.0%
   254       Multifamily            Garden                               61          1917 / 1920               1981           100.0%
   255       Industrial             Light Industrial                 16,200              1982                   NAP            88.3%
   256       Multifamily            Garden                              119              1983                   NAP            97.5%
   257       Multifamily            Garden                               40              1970                   NAP            90.0%
   258       Retail                 Anchored                          7,000              2005                   NAP           100.0%
   259       Retail                 Shadow Anchored                   7,500              2004                   NAP           100.0%
   260       Multifamily            Senior Housing                       66              1990                   NAP           100.0%
   261       Retail                 Unanchored                       23,994              1984                   NAP           100.0%
   262       Industrial             Light Industrial                132,940              1961                  1971           100.0%
   263       Multifamily            Garden                               32              1965                  2003            84.4%
   264       Retail                 Shadow Anchored                  15,000              2004                   NAP           100.0%
   265       Mixed Use              Office/Retail                    11,473              2003                   NAP           100.0%
   266       Multifamily            Garden                               52              1974                   NAP            92.3%
   267       Self Storage           Self Storage                     36,000              2000                   NAP            99.3%
   268       Retail                 Unanchored                        8,408              1952                  2005           100.0%
   269       Office                 Medical                          20,400              1988                   NAP            97.5%
   270       Retail                 Free Standing                    14,560              2004                   NAP           100.0%
   271       Self Storage           Self Storage                     58,200              1980                   NAP           100.0%
   272       Retail                 Free Standing                     3,669              2005                   NAP           100.0%
   273       Industrial             Warehouse                        42,000              2004                   NAP           100.0%
   274       Multifamily            Low-Rise                             52              1926                  1987            98.1%
   275       Industrial             Warehouse                        32,942              2005                   NAP           100.0%
   276       Multifamily            Garden                               86              1986                   NAP            95.4%
   277       Industrial             Flex Industrial                  77,830              1973               2004 / 2005        93.8%
   278       Retail                 Unanchored                       31,326              1992                   NAP            87.0%
   279       Self Storage           Self Storage                     43,573              1985                  2005            76.6%
   280       Industrial             Flex Industrial                  37,715              1962                   NAP           100.0%
   281       Manufactured Housing   Manufactured Housing                145              1968                   NAP            84.1%
   282       Retail                 Shadow Anchored                   5,441              2004                   NAP           100.0%
   283       Industrial             Warehouse                        34,000              1978                   NAP            96.2%
   284       Retail                 Unanchored                       11,964              2004                   NAP           100.0%
   285       Retail                 Shadow Anchored                  14,802              2004                   NAP           100.0%
   286       Self Storage           Self Storage                     39,095              1991                   NAP            90.0%
   287       Self Storage           Self Storage                     61,216              2000                   NAP            73.1%
   288       Retail                 Shadow Anchored                  10,400              2004                   NAP           100.0%
   289       Retail                 Shadow Anchored                  13,813              2005                   NAP           100.0%
   290       Retail                 Shadow Anchored                   9,120              2004                   NAP           100.0%
   291       Retail                 Anchored                         14,820              2005                   NAP           100.0%
   292       Self Storage           Self Storage                     39,146              1989                   NAP            99.0%
   293       Multifamily            Garden                              130          1965 / 1972                NAP            97.7%
   294       Manufactured Housing   Manufactured Housing                134              1973                   NAP            85.1%
   295       Retail                 Unanchored                        4,733              1954                  2003           100.0%
   296       Mixed Use              Office/Retail                    24,349              1967                   NAP           100.0%
   297       Self Storage           Self Storage                     30,400              1998                   NAP            96.9%

   298       Self Storage           Self Storage                     27,725              1996                   NAP            68.3%
   299       Self Storage           Self Storage                     20,450              1996                   NAP            73.3%
   300       Self Storage           Self Storage                     16,950              1997                   NAP            69.0%
   301       Office                 Suburban                         14,108          1910 / 1924               2004           100.0%
   302       Retail                 Unanchored                        6,250              1987                   NAP           100.0%
   303       Multifamily            Garden                               77          1962 / 1964                NAP           100.0%
   304       Office                 Medical                          10,500              2003                   NAP           100.0%
   305       Office                 Medical                          11,965              1989                   NAP           100.0%
   306       Multifamily            Townhouse                            56              1983                   NAP            94.6%
   307       Retail                 Unanchored                        8,800              2005                   NAP           100.0%
   308       Retail                 Unanchored                        8,000              1994                   NAP           100.0%

------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE   PERCENT LEASED                                                         RELATED                       ORIGINAL
 LOAN NO.    AS OF DATE(4)   SECURITY TYPE(5)   LIEN POSITION                   BORROWER LIST                     BALANCE
------------------------------------------------------------------------------------------------------------------------------------

    1         12/31/2005     Fee / Leasehold        First                            NAP                       $   93,193,548
    2         12/31/2005           Fee              First                            NAP                       $   61,838,710
    3         12/31/2005        Leasehold           First                            NAP                       $   51,387,097
    4         12/31/2005           Fee              First                            NAP                       $   40,935,484
    5         12/31/2005           Fee              First                            NAP                       $   22,645,161

    6         01/23/2006           Fee              First                            NAP                       $   37,280,000
    7         01/23/2006           Fee              First                            NAP                       $   24,000,000
    8         01/23/2006           Fee              First                            NAP                       $   10,939,000
    9         01/23/2006           Fee              First                            NAP                       $    6,519,000
    10        01/23/2006           Fee              First                            NAP                       $    6,320,000
    11        01/23/2006           Fee              First                            NAP                       $    6,280,500
    12        01/23/2006           Fee              First                            NAP                       $    5,406,000
    13        01/23/2006           Fee              First                            NAP                       $    4,849,500
    14        01/23/2006           Fee              First                            NAP                       $    4,000,000
    15        01/23/2006           Fee              First                            NAP                       $    2,949,000

    16        12/14/2005           Fee              First                      16, 17, 18, 19                  $   28,600,000
    17        12/06/2005           Fee              First                      16, 17, 18, 19                  $   25,600,000
    18        12/03/2005           Fee              First                      16, 17, 18, 19                  $   22,350,000
    19        11/30/2005           Fee              First                      16, 17, 18, 19                  $   21,200,000

    20        10/01/2005           Fee              First                            NAP                       $   38,850,000
    21        10/01/2005           Fee              First                            NAP                       $   16,590,000
    22        10/01/2005           Fee              First                            NAP                       $   11,200,000
    23        03/01/2006           Fee              First                            NAP                       $    9,310,000
    24        11/18/2005           Fee              First                            NAP                       $   64,500,000
    25        11/01/2005           Fee              First                            NAP                       $   58,000,000

    26        01/26/2006           Fee              First                            NAP                       $   19,030,000
    27        01/26/2006           Fee              First                            NAP                       $   13,900,000
    28        01/26/2006           Fee              First                            NAP                       $   13,170,000

    29        12/24/2005           Fee              First                        29, 30, 45                    $   21,561,596
    30        12/24/2005           Fee              First                        29, 30, 45                    $   20,163,404
    31        12/20/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   40,179,000
    32        01/01/2006        Leasehold           First                            NAP                       $   38,000,000
    33        07/31/2005           Fee              First                            NAP                       $   37,150,000

    34        11/18/2005           Fee              First                            NAP                       $   13,095,000
    35        11/18/2005           Fee              First                            NAP                       $   10,850,040
    36        11/18/2005           Fee              First                            NAP                       $    5,500,080
    37        11/18/2005           Fee              First                            NAP                       $    3,679,920
    38        11/18/2005           Fee              First                            NAP                       $    2,874,960

    39        01/09/2006           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   23,731,497
    40        09/21/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   11,840,690
    41        12/12/2005           Fee              First                            NAP                       $   35,000,000

    42        03/01/2006           Fee              First                            NAP                       $   18,600,000
    43        03/01/2006           Fee              First                            NAP                       $   14,830,000
    44        04/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   30,245,000
    45        03/01/2006           Fee              First                        29, 30, 45                    $   30,200,000
    46        11/05/2005        Leasehold           First                            NAP                       $   29,000,000
    47        03/01/2006           Fee              First                          47, 165                     $   27,000,000
    48        12/29/2005     Fee / Leasehold        First                          48, 84                      $   25,200,000
    49        01/04/2006           Fee              First                            NAP                       $   24,080,000
    50        12/28/2005           Fee              First                            NAP                       $   24,000,000
    51        02/03/2006           Fee              First                            NAP                       $   23,270,000
    52        09/21/2005           Fee              First                            NAP                       $   22,100,000
    53        10/14/2005           Fee              First                          53, 56                      $   22,000,000
    54        10/31/2005           Fee              First                            NAP                       $   21,200,000
    55        12/01/2005           Fee              First                            NAP                       $   20,800,000
    56        08/18/2005           Fee              First                          53, 56                      $   20,000,000
    57        08/23/2005           Fee              First                            NAP                       $   20,000,000
    58        01/04/2006           Fee              First                            NAP                       $   19,600,000
    59        10/20/2005           Fee              First                          59, 87                      $   19,200,000

    60        09/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    5,997,350
    61        10/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    5,432,557
    62        12/19/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    4,278,000
    63        12/15/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    3,053,250
    64        01/01/2006           Fee              First                            NAP                       $   18,500,000

    65        12/31/2005           Fee              First                            NAP                       $    6,880,000
    66        12/31/2005           Fee              First                            NAP                       $    6,560,000
    67        12/31/2005           Fee              First                            NAP                       $    5,060,000
    68        12/13/2005           Fee              First                            NAP                       $   18,000,000
    69        10/20/2005           Fee              First                            NAP                       $   17,030,000
    70        12/08/2005           Fee              First                            NAP                       $   16,500,000
    71        11/30/2005           Fee              First                            NAP                       $   16,400,000
    72        09/07/2005           Fee              First                          72, 206                     $   16,100,000

    73        01/03/2006           Fee              First                        73, 74, 75                    $    9,040,000
    74        01/03/2006           Fee              First                        73, 74, 75                    $    3,840,000
    75        01/03/2006           Fee              First                        73, 74, 75                    $    3,160,000
    76        10/31/2005           Fee              First                            NAP                       $   16,000,000
    77        08/01/2005           Fee              First                            NAP                       $   15,675,000
    78        12/09/2005           Fee              First                            NAP                       $   15,440,000
    79        09/30/2005           Fee              First                            NAP                       $   15,250,000
    80        01/01/2006           Fee              First                  80, 100, 175, 215, 270              $   15,000,000
    81        12/01/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $   14,425,500
    82        10/04/2005           Fee              First                       82, 102, 186                   $   14,200,000
    83        10/01/2005           Fee              First                            NAP                       $   14,000,000
    84        11/30/2005           Fee              First                          48, 84                      $   14,000,000
    85        12/05/2005           Fee              First                            NAP                       $   13,880,000
    86        12/31/2005           Fee              First                            NAP                       $   13,600,000
    87        01/27/2006           Fee              First                          59, 87                      $   13,600,000
    88        09/26/2005           Fee              First                            NAP                       $   13,335,000

    89        09/21/2005           Fee              First                            NAP                       $    5,700,643
    90        09/21/2005           Fee              First                            NAP                       $    4,281,429
    91        09/21/2005           Fee              First                            NAP                       $    3,337,929
    92        10/01/2005           Fee              First                            NAP                       $   13,000,000
    93        10/11/2005           Fee              First                            NAP                       $   13,000,000
    94        01/06/2006           Fee              First                            NAP                       $   12,475,000
    95        11/09/2005           Fee              First                          95, 272                     $   12,500,000
    96        08/10/2005           Fee              First                96, 118, 146, 237, 252, 274           $   12,100,000
    97        11/01/2005           Fee              First                            NAP                       $   12,000,000
    98        08/31/2005           Fee              First                            NAP                       $   12,000,000
    99        08/13/2005           Fee              First                            NAP                       $   11,925,000
   100        11/30/2005           Fee              First                  80, 100, 175, 215, 270              $   11,800,000
   101        11/09/2005           Fee              First                            NAP                       $   11,750,000
   102        10/04/2005           Fee              First                       82, 102, 186                   $   11,200,000
   103        02/06/2006           Fee              First                            NAP                       $   11,000,000
   104        10/20/2005           Fee              First                            NAP                       $   11,000,000
   105        08/15/2005           Fee              First                            NAP                       $   11,000,000
   106        12/12/2005           Fee              First                            NAP                       $   10,800,000
   107        10/07/2005           Fee              First                         107, 189                     $   10,550,000
   108        10/31/2005           Fee              First                            NAP                       $   10,000,000

   109        12/01/2005           Fee              First                            NAP                       $    6,973,193
   110        03/01/2006           Fee              First                            NAP                       $      974,747
   111        03/01/2006           Fee              First                            NAP                       $      382,401
   112        03/01/2006           Fee              First                            NAP                       $      344,911
   113        03/01/2006           Fee              First                            NAP                       $      337,413
   114        03/01/2006           Fee              First                            NAP                       $      322,416
   115        03/01/2006        Leasehold           First                            NAP                       $      314,918
   116        10/01/2005           Fee              First                            NAP                       $    9,600,000
   117        10/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    9,558,000
   118        12/01/2005           Fee              First                96, 118, 146, 237, 252, 274           $    9,400,000
   119        09/01/2005           Fee              First                         119, 228                     $    9,250,000
   120        11/30/2005           Fee              First                            NAP                       $    9,000,000
   121        12/07/2005           Fee              First                            NAP                       $    9,000,000
   122        10/14/2005           Fee              First                            NAP                       $    8,800,000
   123        12/01/2005           Fee              First                            NAP                       $    8,750,000
   124        09/15/2005           Fee              First                            NAP                       $    8,300,000
   125        12/20/2005           Fee              First                            NAP                       $    8,200,000
   126        09/30/2005           Fee              First                            NAP                       $    8,000,000
   127        12/29/2005           Fee              First                            NAP                       $    8,000,000
   128        09/01/2005           Fee              First                            NAP                       $    7,900,000
   129        09/28/2005           Fee              First                            NAP                       $    7,850,000
   130        10/27/2005           Fee              First                            NAP                       $    7,750,000
   131        01/30/2006           Fee              First                            NAP                       $    7,600,000
   132        11/03/2005           Fee              First                         132, 293                     $    7,540,000
   133        01/19/2006           Fee              First                            NAP                       $    7,500,000
   134        11/03/2005           Fee              First                            NAP                       $    7,500,000
   135        08/23/2005     Fee / Leasehold        First                            NAP                       $    7,275,000
   136        01/23/2006           Fee              First                            NAP                       $    7,200,000
   137        10/11/2005           Fee              First                       137, 205, 257                  $    7,150,000
   138        03/01/2006           Fee              First                            NAP                       $    7,100,000
   139        11/15/2005           Fee              First                            NAP                       $    7,050,000
   140        10/01/2005     Fee / Leasehold        First                         140, 148                     $    7,050,000
   141        01/24/2005           Fee              First                            NAP                       $    6,990,000
   142        05/01/2005           Fee              First                       142, 259, 290                  $    6,930,000
   143        11/30/2005           Fee              First                            NAP                       $    6,900,000
   144        10/31/2005           Fee              First                            NAP                       $    6,700,000
   145        09/01/2005           Fee              First                            NAP                       $    6,720,000
   146        11/01/2005           Fee              First                96, 118, 146, 237, 252, 274           $    6,700,000
   147        12/21/2005           Fee              First                            NAP                       $    6,640,000
   148        08/01/2005           Fee              First                         140, 148                     $    6,400,000
   149        11/01/2005           Fee              First                            NAP                       $    6,300,000
   150        10/31/2005           Fee              First                            NAP                       $    6,150,000
   151        11/11/2005           Fee              First                            NAP                       $    6,120,000
   152        09/30/2005           Fee              First                            NAP                       $    6,100,000
   153        08/01/2005           Fee              First                            NAP                       $    6,100,000
   154        03/01/2006           Fee              First                            NAP                       $    6,085,000
   155        07/31/2005           Fee              First                            NAP                       $    6,100,000
   156        03/01/2006           Fee              First                            NAP                       $    6,000,000
   157        12/13/2005           Fee              First                            NAP                       $    5,960,000

   158        12/01/2005           Fee              First                            NAP                       $    4,105,842
   159        12/01/2005           Fee              First                            NAP                       $    1,694,158
   160        01/01/2006           Fee              First                            NAP                       $    5,750,000
   161        07/05/2005           Fee              First                            NAP                       $    5,500,000
   162        10/01/2005           Fee              First                            NAP                       $    5,375,000
   163        08/25/2005           Fee              First                            NAP                       $    5,300,000
   164        11/08/2005           Fee              First                         164, 248                     $    5,300,000
   165        12/30/2005           Fee              First                          47, 165                     $    5,300,000
   166        09/19/2005           Fee              First                            NAP                       $    5,325,000
   167        09/01/2005           Fee              First                            NAP                       $    5,250,000
   168        12/14/2005           Fee              First                            NAP                       $    5,200,000
   169        03/01/2006           Fee              First                       169, 210, 217                  $    5,200,000
   170        08/22/2005           Fee              First                            NAP                       $    5,200,000
   171        07/05/2005           Fee              First                            NAP                       $    5,150,000
   172        08/01/2005           Fee              First                    172, 180, 264, 282                $    5,000,000
   173        12/31/2005           Fee              First                            NAP                       $    5,000,000
   174        11/28/2005           Fee              First                            NAP                       $    5,000,000
   175        03/01/2006           Fee              First                  80, 100, 175, 215, 270              $    5,000,000
   176        11/30/2005           Fee              First                            NAP                       $    5,000,000
   177        09/23/2005           Fee              First                            NAP                       $    4,900,000
   178        12/01/2005           Fee              First                            NAP                       $    4,820,000
   179        12/22/2005           Fee              First                         179, 256                     $    4,808,000
   180        08/01/2005           Fee              First                    172, 180, 264, 282                $    4,690,000
   181        12/31/2005           Fee              First                            NAP                       $    4,650,000
   182        08/30/2005           Fee              First                            NAP                       $    4,600,000
   183        09/30/2005           Fee              First                            NAP                       $    4,600,000
   184        01/11/2006           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184   $    4,543,000
   185        08/30/2005           Fee              First                            NAP                       $    4,550,000
   186        10/04/2005           Fee              First                       82, 102, 186                   $    4,500,000
   187        08/16/2005           Fee              First                            NAP                       $    4,500,000
   188        10/26/2005           Fee              First                            NAP                       $    4,480,000
   189        10/07/2005           Fee              First                         107, 189                     $    4,450,000
   190        12/20/2005           Fee              First                            NAP                       $    4,450,000
   191        09/01/2005           Fee              First                            NAP                       $    4,462,500
   192        09/26/2005           Fee              First                            NAP                       $    4,450,000
   193        11/18/2005           Fee              First                            NAP                       $    4,440,000
   194        09/01/2005           Fee              First                            NAP                       $    4,400,000

   195        11/01/2005           Fee              First                            NAP                       $    1,515,901
   196        11/01/2005           Fee              First                            NAP                       $      684,099
   197        11/01/2005           Fee              First                            NAP                       $      583,039
   198        11/01/2005           Fee              First                            NAP                       $      575,265
   199        11/01/2005           Fee              First                            NAP                       $      528,622
   200        11/01/2005           Fee              First                            NAP                       $      513,074
   201        11/01/2005        Leasehold           First                            NAP                       $    4,355,000
   202        11/01/2005           Fee              First                         202, 255                     $    4,275,000
   203        09/20/2005           Fee              First                            NAP                       $    4,250,000
   204        04/21/2005           Fee              First                            NAP                       $    4,250,000
   205        11/01/2005           Fee              First                       137, 205, 257                  $    4,200,000
   206        01/20/2006        Leasehold           First                          72, 206                     $    4,200,000
   207        12/01/2005           Fee              First                            NAP                       $    4,120,000
   208        06/30/2005           Fee              First                            NAP                       $    4,145,000
   209        07/29/2005           Fee              First                            NAP                       $    4,120,000
   210        03/01/2006           Fee              First                       169, 210, 217                  $    4,100,000
   211        10/01/2005           Fee              First                            NAP                       $    4,100,000
   212        03/01/2006           Fee              First                            NAP                       $    4,055,000
   213        11/01/2005           Fee              First                            NAP                       $    4,000,000
   214        10/01/2005           Fee              First                         214, 216                     $    3,900,000
   215        11/01/2005           Fee              First                  80, 100, 175, 215, 270              $    3,700,000
   216        10/01/2005           Fee              First                         214, 216                     $    3,650,000
   217        03/01/2006           Fee              First                       169, 210, 217                  $    3,650,000
   218        02/08/2006           Fee              First                            NAP                       $    3,600,000
   219        06/30/2005           Fee              First                            NAP                       $    3,627,000
   220        10/19/2005           Fee              First                            NAP                       $    3,600,000
   221        01/23/2006           Fee              First                            NAP                       $    3,585,000
   222        12/01/2005           Fee              First                            NAP                       $    3,525,000
   223        01/06/2006           Fee              First                            NAP                       $    3,500,000
   224        09/21/2005           Fee              First                            NAP                       $    3,500,000
   225        12/01/2005           Fee              First                            NAP                       $    3,500,000
   226        03/01/2006           Fee              First                            NAP                       $    3,425,000
   227        12/18/2005           Fee              First                            NAP                       $    3,375,000
   228        12/14/2005           Fee              First                         119, 228                     $    3,350,000
   229        12/07/2005           Fee              First                            NAP                       $    3,360,000
   230        09/01/2005           Fee              First                            NAP                       $    3,200,000
   231        01/30/2006           Fee              First                            NAP                       $    3,200,000
   232        10/17/2005           Fee              First                            NAP                       $    3,200,000
   233        11/01/2005           Fee              First                            NAP                       $    3,100,000
   234        10/27/2005           Fee              First                            NAP                       $    3,087,000
   235        10/07/2005           Fee              First                            NAP                       $    3,100,000
   236        10/07/2005           Fee              First                            NAP                       $    3,000,000
   237        01/06/2006           Fee              First                96, 118, 146, 237, 252, 274           $    3,000,000
   238        12/31/2005           Fee              First                            NAP                       $    2,900,000
   239        09/08/2005           Fee              First                            NAP                       $    2,900,000
   240        11/17/2005           Fee              First                            NAP                       $    2,900,000
   241        09/01/2005           Fee              First                            NAP                       $    2,900,000
   242        12/01/2005           Fee              First                            NAP                       $    2,880,000
   243        08/12/2005           Fee              First                            NAP                       $    2,840,000
   244        03/01/2006        Leasehold           First                            NAP                       $    2,800,000
   245        10/24/2005           Fee              First                            NAP                       $    2,800,000
   246        10/03/2005           Fee              First                            NAP                       $    2,800,000
   247        11/01/2005           Fee              First                            NAP                       $    2,760,000
   248        07/28/2005           Fee              First                         164, 248                     $    2,750,000
   249        08/22/2005           Fee              First                            NAP                       $    2,720,000
   250        03/01/2006           Fee              First                            NAP                       $    2,710,000
   251        12/31/2004           Fee              First                            NAP                       $    2,700,000
   252        08/10/2005           Fee              First                96, 118, 146, 237, 252, 274           $    2,664,000
   253        06/16/2005           Fee              First                            NAP                       $    2,660,000
   254        11/04/2005           Fee              First                         254, 266                     $    2,624,000
   255        11/01/2005           Fee              First                         202, 255                     $    2,600,000
   256        08/31/2005           Fee              First                         179, 256                     $    2,600,000
   257        11/01/2005           Fee              First                       137, 205, 257                  $    2,600,000
   258        12/22/2005           Fee              First                            NAP                       $    2,540,000
   259        03/01/2006           Fee              First                       142, 259, 290                  $    2,500,000
   260        12/31/2005           Fee              First                            NAP                       $    2,500,000
   261        12/08/2005           Fee              First                            NAP                       $    2,500,000
   262        03/01/2006           Fee              First                            NAP                       $    2,500,000
   263        11/01/2005           Fee              First                            NAP                       $    2,475,000
   264        09/08/2005           Fee              First                    172, 180, 264, 282                $    2,400,000
   265        12/01/2005           Fee              First                            NAP                       $    2,400,000
   266        11/04/2005           Fee              First                         254, 266                     $    2,376,000
   267        11/01/2005           Fee              First                            NAP                       $    2,350,000
   268        12/07/2005           Fee              First                            NAP                       $    2,350,000
   269        12/31/2005           Fee              First                            NAP                       $    2,325,000
   270        07/01/2005        Leasehold           First                  80, 100, 175, 215, 270              $    2,300,000
   271        09/27/2005           Fee              First                            NAP                       $    2,250,000
   272        11/01/2005           Fee              First                          95, 272                     $    2,250,000
   273        02/13/2006           Fee              First                            NAP                       $    2,200,000
   274        12/31/2005           Fee              First                96, 118, 146, 237, 252, 274           $    2,184,000
   275        11/30/2005           Fee              First                            NAP                       $    2,100,000
   276        09/02/2005           Fee              First                            NAP                       $    2,100,000
   277        11/30/2005           Fee              First                            NAP                       $    2,070,000
   278        10/03/2005           Fee              First                            NAP                       $    2,000,000
   279        07/01/2005           Fee              First                            NAP                       $    1,984,000
   280        12/02/2005           Fee              First                            NAP                       $    1,975,000
   281        11/01/2005           Fee              First                            NAP                       $    1,945,760
   282        08/01/2005           Fee              First                    172, 180, 264, 282                $    1,940,000
   283        09/19/2005           Fee              First                            NAP                       $    1,900,000
   284        01/22/2006           Fee              First                            NAP                       $    1,900,000
   285        08/31/2005           Fee              First                            NAP                       $    1,900,000
   286        11/07/2005           Fee              First                            NAP                       $    1,900,000
   287        09/30/2005           Fee              First                            NAP                       $    1,840,000
   288        10/31/2005           Fee              First                            NAP                       $    1,800,000
   289        03/01/2006           Fee              First                            NAP                       $    1,800,000
   290        10/06/2005           Fee              First                       142, 259, 290                  $    1,750,000
   291        12/30/2005           Fee              First                            NAP                       $    1,665,000
   292        11/08/2005           Fee              First                            NAP                       $    1,600,000
   293        10/31/2005           Fee              First                         132, 293                     $    1,600,000
   294        08/30/2005           Fee              First                            NAP                       $    1,600,000
   295        11/10/2005           Fee              First                            NAP                       $    1,500,000
   296        10/03/2005           Fee              First                            NAP                       $    1,500,000
   297        09/06/2005           Fee              First                            NAP                       $    1,450,000

   298        12/31/2005           Fee              First                            NAP                       $      656,250
   299        12/31/2005           Fee              First                            NAP                       $      397,115
   300        12/31/2005           Fee              First                            NAP                       $      346,635
   301        09/01/2005           Fee              First                            NAP                       $    1,380,000
   302        08/24/2005           Fee              First                            NAP                       $    1,275,000
   303        08/09/2005           Fee              First                            NAP                       $    1,250,000
   304        10/31/2005           Fee              First                            NAP                       $    1,200,000
   305        09/01/2005           Fee              First                            NAP                       $    1,075,000
   306        10/17/2005           Fee              First                            NAP                       $    1,065,000
   307        12/09/2005           Fee              First                            NAP                       $    1,053,750
   308        11/28/2005           Fee              First                            NAP                       $    1,000,000

                                                                                                               $2,737,592,854

------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE BALANCE                   FIRST PAYMENT   FIRST PAYMENT                    GRACE
 LOAN NO.      BALANCE(6)       PER UNIT OR SF       NOTE DATE       DATE (P&I)      DATE (IO)     MATURITY DATE    PERIOD(7)
------------------------------------------------------------------------------------------------------------------------------------

    1          92,081,544              $  251,479    09/30/2005      10/31/2005         NAP         09/30/2015          0
    2          61,100,838              $  251,479    09/30/2005      10/31/2005         NAP         09/30/2015          0
    3          50,773,936              $  251,479    09/30/2005      10/31/2005         NAP         09/30/2015          0
    4          40,447,034              $  251,479    09/30/2005      10/31/2005         NAP         09/30/2015          0
    5          22,374,955              $  251,479    09/30/2005      10/31/2005         NAP         09/30/2015          0

    6          37,280,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    7          24,000,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    8          10,939,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    9           6,519,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    10          6,320,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    11          6,280,500              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    12          5,406,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    13          4,849,500              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    14          4,000,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0
    15          2,949,000              $      182    12/29/2005         NAP         02/01/2006      01/01/2016          0

    16         28,600,000              $   69,971    12/21/2005      02/01/2009     02/01/2006      01/01/2016          5
    17         25,600,000              $   69,971    12/21/2005      02/01/2009     02/01/2006      01/01/2016          5
    18         22,350,000              $   69,971    12/21/2005      02/01/2009     02/01/2006      01/01/2016          5
    19         21,200,000              $   69,971    12/21/2005      02/01/2009     02/01/2006      01/01/2016          5

    20         38,760,781              $       29    12/13/2005      02/07/2006         NAP         01/07/2016          0
    21         16,551,901              $       29    12/13/2005      02/07/2006         NAP         01/07/2016          0
    22         11,174,279              $       29    12/13/2005      02/07/2006         NAP         01/07/2016          0
    23          9,288,620              $       29    12/13/2005      02/07/2006         NAP         01/07/2016          0
    24         64,500,000              $      147    12/21/2005      02/01/2008     02/01/2006      01/01/2016          0
    25         58,000,000              $      141    11/30/2005      01/01/2011     01/01/2006      12/01/2015          7

    26         19,030,000              $      217    02/15/2006      04/01/2006         NAP         03/01/2016          0
    27         13,900,000              $      217    02/15/2006      04/01/2006         NAP         03/01/2016          0
    28         13,170,000              $      217    02/15/2006      04/01/2006         NAP         03/01/2016          0

    29         21,561,596              $      117    12/21/2005      02/01/2009     02/01/2006      01/01/2016          5
    30         20,163,404              $      117    12/21/2005      02/01/2009     02/01/2006      01/01/2016          5
    31         40,179,000              $      120    12/21/2005         NAP         02/01/2006      01/01/2011          5
    32         38,000,000              $      181    12/20/2005         NAP         02/01/2006      01/01/2016          5
    33         37,150,000              $      199    11/21/2005      01/08/2011     01/08/2006      12/08/2015          0

    34         13,095,000              $      147    12/14/2005      02/01/2010     02/01/2006      01/01/2016          7
    35         10,850,040              $      147    12/14/2005      02/01/2010     02/01/2006      01/01/2016          7
    36          5,500,080              $      147    12/14/2005      02/01/2010     02/01/2006      01/01/2016          7
    37          3,679,920              $      147    12/14/2005      02/01/2010     02/01/2006      01/01/2016          7
    38          2,874,960              $      147    12/14/2005      02/01/2010     02/01/2006      01/01/2016          7

    39         23,731,497              $       32    01/10/2006         NAP         03/01/2006      02/01/2011          5
    40         11,840,690              $       32    01/17/2006         NAP         03/01/2006      02/01/2011          5
    41         35,000,000              $      276    12/12/2005         NAP         02/01/2006      01/01/2016          0

    42         18,600,000              $      132    02/28/2006      04/01/2006         NAP         03/01/2016          0
    43         14,830,000              $      132    02/28/2006      04/01/2006         NAP         03/01/2016          0
    44         30,245,000              $      127    05/12/2005         NAP         07/01/2005      06/01/2012          5
    45         30,200,000              $      195    12/22/2005      02/01/2011     02/01/2006      01/01/2016          5
    46         28,907,943              $      172    11/22/2005      01/01/2006         NAP         12/01/2015          5
    47         26,936,660              $      213    12/20/2005      02/01/2006         NAP         01/01/2016          5
    48         25,200,000              $      132    08/04/2005      10/01/2010     10/01/2005      09/01/2015          5
    49         24,080,000              $   37,160    01/11/2006         NAP         03/01/2006      02/01/2016          5
    50         24,000,000              $      307    12/29/2005      02/01/2009     02/01/2006      01/01/2016          5
    51         23,110,981              $       98    08/30/2005      10/01/2005         NAP         09/01/2015          0
    52         22,100,000              $      141    11/30/2005      01/09/2011     01/09/2006      12/09/2015          0
    53         22,000,000              $   96,491    12/08/2005      02/01/2009     02/01/2006      01/01/2016          5
    54         21,200,000              $      165    10/03/2005      12/01/2007     12/01/2005      11/01/2015          0
    55         20,800,000              $       57    01/11/2006      03/01/2011     03/01/2006      02/01/2013          5
    56         20,000,000              $   90,090    09/08/2005      11/01/2008     11/01/2005      10/01/2015          5
    57         20,000,000              $   98,039    09/21/2005      11/01/2008     11/01/2005      10/01/2015          5
    58         19,600,000              $       84    10/18/2005      12/01/2007     12/01/2005      11/01/2015          5
    59         19,200,000              $      129    11/10/2005      09/01/2008     01/01/2006      08/01/2015          5

    60          5,997,350              $      119    12/05/2005         NAP         02/01/2006      01/01/2011          5
    61          5,432,557              $      119    12/06/2005         NAP         02/01/2006      01/01/2011          5
    62          4,278,000              $      119    12/29/2005         NAP         02/01/2006      01/01/2011         10
    63          3,053,250              $      119    12/23/2005         NAP         02/01/2006      01/01/2011          5
    64         18,500,000              $      201    11/01/2005      12/01/2007     12/01/2005      11/01/2020          5

    65          6,856,763              $       92    11/15/2005      01/01/2006         NAP         12/01/2015          5
    66          6,537,844              $       92    11/15/2005      01/01/2006         NAP         12/01/2015          5
    67          5,042,910              $       92    11/15/2005      01/01/2006         NAP         12/01/2015          5
    68         18,000,000              $   75,630    12/30/2005      02/01/2008     02/01/2006      01/01/2016          5
    69         17,030,000              $      357    10/27/2005      12/01/2008     12/01/2005      11/01/2015          5
    70         16,500,000              $      258    12/14/2005      02/01/2008     02/01/2006      01/01/2011          5
    71         16,400,000              $   27,891    12/06/2005      02/01/2009     02/01/2006      01/01/2016          5
    72         16,100,000              $      163    09/20/2005      11/01/2010     11/01/2005      10/01/2015          5

    73          9,040,000              $      118    01/05/2006      03/01/2009     03/01/2006      02/01/2016          5
    74          3,840,000              $      118    01/05/2006      03/01/2009     03/01/2006      02/01/2016          5
    75          3,160,000              $      118    01/05/2006      03/01/2009     03/01/2006      02/01/2016          5
    76         16,000,000              $   48,930    12/01/2005      01/01/2008     01/01/2006      12/01/2015          5
    77         15,675,000              $      154    12/12/2005         NAP         02/01/2006      01/01/2016          5
    78         15,440,000              $   61,270    12/13/2005      02/01/2011     02/01/2006      01/01/2016          5
    79         15,250,000              $   79,427    12/14/2005      01/08/2009     02/08/2006      01/08/2016          0
    80         15,000,000              $      150    08/31/2005      10/01/2007     10/01/2005      09/01/2015          5
    81         14,425,500              $      104    11/18/2005         NAP         01/01/2006      12/01/2010          5
    82         14,153,718              $      165    11/29/2005      01/01/2006         NAP         12/01/2015          5
    83         14,000,000              $   65,421    11/30/2005      01/01/2008     01/01/2006      12/01/2015          5
    84         14,000,000              $      158    08/11/2005      10/01/2010     10/01/2005      09/01/2015          5
    85         13,880,000              $   46,892    01/10/2006      03/01/2011     03/01/2006      02/01/2016          5
    86         13,600,000              $   55,967    08/24/2005      10/01/2007     10/01/2005      09/01/2015          5
    87         13,600,000              $       96    10/05/2005      12/01/2008     12/01/2005      11/01/2015          5
    88         13,335,000              $      182    11/17/2005      01/01/2007     01/01/2006      12/01/2015          5

    89          5,687,944              $       27    12/28/2005      02/01/2006         NAP         01/01/2016          5
    90          4,271,891              $       27    12/28/2005      02/01/2006         NAP         01/01/2016          5
    91          3,330,493              $       27    12/28/2005      02/01/2006         NAP         01/01/2016          5
    92         13,000,000              $       86    06/20/2005      08/01/2008     08/01/2005      07/01/2015          5
    93         12,942,831              $      116    10/14/2005      12/01/2005         NAP         11/01/2015          5
    94         12,475,000              $   64,974    06/30/2005      07/01/2010     08/01/2005      07/01/2015          0
    95         12,459,106              $      135    11/30/2005      01/01/2006         NAP         12/01/2015          5
    96         12,100,000              $   40,878    08/31/2005      10/08/2010     10/08/2005      09/08/2015          0
    97         12,000,000              $      162    11/01/2005      12/01/2006     12/01/2005      11/01/2015          5
    98         12,000,000              $   34,188    09/30/2005      11/01/2010     11/01/2005      10/01/2015          0
    99         11,925,000              $      223    08/17/2005      10/01/2010     10/01/2005      09/01/2015          5
   100         11,800,000              $      161    07/14/2005      09/01/2007     09/01/2005      08/01/2015          5
   101         11,750,000              $      167    12/15/2005         NAP         02/01/2006      01/01/2016          5
   102         11,163,496              $      185    11/29/2005      01/01/2006         NAP         12/01/2015          5
   103         11,000,000              $  137,500    02/23/2006      04/01/2006         NAP         03/01/2016          5
   104         10,975,552              $   60,975    12/29/2005      02/01/2006         NAP         01/01/2016          5
   105         10,926,989              $       93    10/28/2005      12/01/2005         NAP         11/01/2015          5
   106         10,625,305              $   34,952    12/17/2004      02/01/2005         NAP         01/01/2012          5
   107         10,550,000              $      163    12/28/2005      02/01/2009     02/01/2006      01/01/2016          5
   108         10,000,000              $      110    10/29/2004      12/01/2006     12/01/2004      11/01/2014          5

   109          6,973,193              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   110            974,747              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   111            382,401              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   112            344,911              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   113            337,413              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   114            322,416              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   115            314,918              $       59    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   116          9,586,897              $      160    01/05/2006      03/01/2006         NAP         02/01/2016          5
   117          9,558,000              $      106    12/14/2005         NAP         02/01/2006      01/01/2011          5
   118          9,400,000              $  164,912    11/30/2005      01/08/2011     01/08/2006      12/08/2015          0
   119          9,250,000              $   39,530    01/06/2006         NAP         03/01/2006      12/01/2015          5
   120          8,977,497              $       49    12/30/2005      02/01/2006         NAP         01/01/2016         10
   121          8,950,754              $      229    09/23/2005      11/01/2005         NAP         10/01/2015          5
   122          8,773,054              $      234    11/30/2005      01/08/2006         NAP         12/08/2015          0
   123          8,750,000              $   67,308    12/22/2005      02/01/2008     02/01/2006      01/01/2016          5
   124          8,300,000              $      180    09/27/2005      11/01/2007     11/01/2005      10/01/2015          5
   125          8,180,637              $   35,261    12/09/2005      02/01/2006         NAP         01/01/2016          5
   126          7,975,960              $   44,311    12/13/2005      02/01/2006         NAP         01/01/2013          5
   127          7,954,921              $   26,254    09/14/2005      11/01/2005         NAP         10/01/2015          5
   128          7,865,128              $      197    10/21/2005      12/01/2005         NAP         11/01/2015          5
   129          7,850,000              $   37,740    11/10/2005      01/01/2008     01/01/2006      12/01/2015          5
   130          7,750,000              $      267    11/22/2005      01/01/2008     01/01/2006      12/01/2015          5
   131          7,565,178              $      275    10/03/2005      12/01/2005         NAP         11/01/2015          5
   132          7,522,542              $   22,389    12/02/2005      02/01/2006         NAP         01/01/2016          5
   133          7,500,000              $      346    06/20/2005      08/01/2008     08/01/2005      07/01/2015          5
   134          7,476,192              $      212    11/21/2005      01/01/2006         NAP         12/01/2015          5
   135          7,206,900              $      110    11/01/2005      12/01/2005         NAP         11/01/2015          5
   136          7,162,652              $      199    09/15/2005      11/01/2005         NAP         10/01/2015         15
   137          7,114,646              $   31,904    12/30/2005      02/01/2006         NAP         01/01/2016          5
   138          7,083,801              $      833    12/08/2005      02/01/2006         NAP         01/01/2016          5
   139          7,050,000              $      119    12/21/2005      02/01/2008     02/01/2006      01/01/2016          5
   140          7,026,322              $      128    11/02/2005      01/01/2006         NAP         12/01/2015          5
   141          6,956,860              $      195    11/02/2005      01/01/2006         NAP         12/01/2015          5
   142          6,930,000              $       94    09/21/2005      11/01/2008     11/01/2005      10/01/2015          5
   143          6,853,660              $       81    09/01/2005      10/01/2005         NAP         09/01/2015          5
   144          6,700,000              $   38,506    11/30/2005         NAP         01/01/2006      12/01/2015          5
   145          6,697,219              $       23    12/01/2005      01/01/2006         NAP         12/01/2015          5
   146          6,679,249              $      189    11/21/2005      01/08/2006         NAP         12/08/2015          0
   147          6,640,000              $       61    01/06/2006      03/01/2008     03/01/2006      02/01/2016          5
   148          6,356,265              $       51    08/22/2005      10/01/2005         NAP         09/01/2015          5
   149          6,285,221              $   61,620    12/06/2005      02/01/2006         NAP         01/01/2016          5
   150          6,136,597              $      167    12/15/2005      02/01/2006         NAP         01/01/2016          5
   151          6,100,240              $   43,573    12/01/2005      01/01/2006         NAP         12/01/2015          5
   152          6,080,406              $   59,033    12/30/2005      02/01/2006         NAP         01/01/2016          5
   153          6,079,742              $   58,459    11/30/2005      01/01/2006         NAP         12/01/2015          5
   154          6,056,492              $      409    10/28/2005      12/01/2005         NAP         11/01/2015          5
   155          6,051,683              $   84,051    09/14/2005      11/01/2005         NAP         10/01/2015          5
   156          5,971,155              $       38    10/31/2005      12/01/2005         NAP         11/01/2015          5
   157          5,960,000              $       73    12/21/2005      02/01/2011     02/01/2006      01/01/2016          5

   158          4,105,842              $       41    12/06/2005      08/01/2007     02/01/2006      01/01/2016         15
   159          1,694,158              $       41    12/06/2005      08/01/2007     02/01/2006      01/01/2016         15
   160          5,750,000              $      105    12/23/2005      02/01/2007     02/01/2006      01/01/2016          5
   161          5,474,281              $      180    10/04/2005      12/01/2005         NAP         11/01/2015          5
   162          5,357,349              $   57,606    11/30/2005      01/01/2006         NAP         12/01/2015          5
   163          5,300,000              $  126,190    09/27/2005      11/01/2007     11/01/2005      10/01/2015         15
   164          5,282,133              $      209    11/02/2005      01/01/2006         NAP         12/01/2015          5
   165          5,271,000              $   29,780    09/29/2005      11/01/2005         NAP         10/01/2015          5
   166          5,262,103              $   69,238    09/27/2005      11/01/2005         NAP         10/01/2015          5
   167          5,250,000              $      108    11/14/2005      01/01/2009     01/01/2006      12/01/2015          5
   168          5,189,139              $   38,155    12/22/2005      02/01/2006         NAP         01/01/2016          5
   169          5,177,767              $       34    10/20/2005      12/08/2005         NAP         11/08/2016          0
   170          5,163,706              $      167    08/23/2005      10/01/2005         NAP         09/01/2015          5
   171          5,127,689              $      117    10/27/2005      12/01/2005         NAP         11/01/2015          5
   172          5,000,000              $      148    09/16/2005      11/01/2007     11/01/2005      10/01/2015          5
   173          5,000,000              $       75    09/28/2005      11/01/2006     11/01/2005      10/01/2015          5
   174          4,988,686              $   46,192    12/09/2005      02/01/2006         NAP         01/01/2016          5
   175          4,965,567              $      328    08/19/2005      10/01/2005         NAP         09/01/2015          5
   176          4,953,018              $   51,062    08/31/2005      10/01/2005         NAP         09/01/2015          5
   177          4,873,607              $       86    09/22/2005      11/01/2005         NAP         10/01/2015          5
   178          4,809,039              $       81    12/30/2005      02/01/2006         NAP         01/01/2016         10
   179          4,808,000              $   20,117    01/05/2006      03/01/2008     03/01/2006      02/01/2016          5
   180          4,690,000              $      130    09/16/2005      11/01/2007     11/01/2005      10/01/2015          5
   181          4,622,866              $      299    09/06/2005      11/01/2005         NAP         10/01/2015          5
   182          4,600,000              $   28,750    09/01/2005      11/01/2007     11/01/2005      10/01/2015         15
   183          4,581,285              $   31,814    11/18/2005      01/01/2006         NAP         12/01/2015          5
   184          4,543,000              $       35    01/13/2006         NAP         03/01/2006      02/01/2011          5
   185          4,529,114              $      185    10/07/2005      12/01/2005         NAP         11/01/2015          5
   186          4,485,333              $      158    11/29/2005      01/01/2006         NAP         12/01/2015          5
   187          4,480,322              $   81,460    10/26/2005      12/01/2005         NAP         11/01/2015          5
   188          4,480,000              $       62    12/01/2005      01/01/2008     01/01/2006      12/01/2015          5
   189          4,450,000              $      296    12/28/2005      02/01/2009     02/01/2006      01/01/2016          5
   190          4,450,000              $      151    09/19/2005      11/01/2007     11/01/2005      10/01/2015          5
   191          4,447,456              $   52,323    11/21/2005      01/01/2006         NAP         12/01/2015         15
   192          4,435,860              $      139    12/05/2005      02/01/2006         NAP         01/01/2016          5
   193          4,430,260              $       61    12/12/2005      02/01/2006         NAP         01/01/2016          5
   194          4,400,000              $   17,323    11/18/2005      01/01/2008     01/01/2006      12/01/2015         10

   195          1,511,161              $       74    12/01/2005      01/01/2006         NAP         12/01/2015          5
   196            681,960              $       74    12/01/2005      01/01/2006         NAP         12/01/2015          5
   197            581,216              $       74    12/01/2005      01/01/2006         NAP         12/01/2015          5
   198            573,466              $       74    12/01/2005      01/01/2006         NAP         12/01/2015          5
   199            526,969              $       74    12/01/2005      01/01/2006         NAP         12/01/2015          5
   200            511,470              $       74    12/01/2005      01/01/2006         NAP         12/01/2015          5
   201          4,340,912              $      300    11/18/2005      01/01/2006         NAP         12/01/2015          5
   202          4,275,000              $      187    12/13/2005      02/01/2011     02/01/2006      01/01/2016          5
   203          4,250,000              $      217    05/12/2005      07/01/2006     07/01/2005      06/01/2016          5
   204          4,202,146              $       91    07/20/2005      09/01/2005         NAP         08/01/2010          5
   205          4,179,232              $   32,650    12/30/2005      02/01/2006         NAP         01/01/2016          5
   206          4,176,746              $      138    09/02/2005      11/01/2005         NAP         10/01/2015          5
   207          4,120,000              $      243    11/15/2005      01/01/2008     01/01/2006      12/01/2015          5
   208          4,108,466              $       74    06/30/2005      08/08/2005         NAP         07/08/2015          0
   209          4,096,017              $   21,904    10/11/2005      12/01/2005         NAP         11/01/2010         10
   210          4,082,470              $       35    10/20/2005      12/08/2005         NAP         11/08/2016          0
   211          4,081,595              $  453,511    10/28/2005      12/01/2005         NAP         11/01/2015          5
   212          4,049,565              $      278    01/06/2006      03/01/2006         NAP         02/01/2016          5
   213          3,990,889              $   55,429    12/02/2005      02/01/2006         NAP         01/01/2016         15
   214          3,900,000              $      157    10/25/2005      12/01/2008     12/01/2005      11/01/2015          5
   215          3,687,078              $      249    11/28/2005      01/01/2006         NAP         12/01/2015          5
   216          3,650,000              $      223    10/25/2005      12/01/2008     12/01/2005      11/01/2015          5
   217          3,634,394              $       27    10/20/2005      12/08/2005         NAP         11/08/2016          0
   218          3,600,000              $       69    09/30/2005      11/01/2008     11/01/2005      10/01/2015         15
   219          3,595,032              $       53    06/30/2005      08/08/2005         NAP         07/08/2015          0
   220          3,592,167              $      123    12/12/2005      02/01/2006         NAP         01/01/2016          5
   221          3,577,162              $      112    12/22/2005      02/01/2006         NAP         01/01/2016          5
   222          3,517,516              $       80    12/16/2005      02/01/2006         NAP         01/01/2016          5
   223          3,500,000              $   85,366    01/20/2006      03/01/2009     03/01/2006      02/01/2016          5
   224          3,500,000              $      231    12/15/2005      02/01/2009     02/01/2006      01/01/2012          5
   225          3,500,000              $       89    08/23/2005      10/01/2008     10/01/2005      09/01/2015          5
   226          3,414,592              $       56    11/10/2005      01/01/2006         NAP         12/01/2020          5
   227          3,367,388              $      232    12/18/2005      02/01/2006         NAP         01/01/2016          5
   228          3,350,000              $       97    01/06/2006         NAP         03/01/2006      02/01/2013          5
   229          3,341,133              $      119    09/01/2005      11/01/2005         NAP         10/01/2015          5
   230          3,200,000              $   82,051    10/26/2005      05/01/2007     12/01/2005      11/01/2015          5
   231          3,200,000              $       47    10/31/2005      12/01/2007     12/01/2005      11/01/2010          5
   232          3,192,711              $      111    12/05/2005      02/01/2006         NAP         01/01/2016          5
   233          3,092,893              $       79    12/15/2005      02/01/2006         NAP         01/01/2016          5
   234          3,076,218              $       93    11/09/2005      01/01/2006         NAP         12/01/2015          5
   235          3,071,550              $       68    06/30/2005      08/01/2005         NAP         07/01/2010          5
   236          3,000,000              $      243    11/04/2005      01/01/2007     01/01/2006      12/01/2015          5
   237          3,000,000              $  142,857    12/08/2005      02/08/2011     02/08/2006      01/08/2016          0
   238          2,900,000              $      137    10/21/2005      12/01/2007     12/01/2005      11/01/2015          5
   239          2,900,000              $   46,774    12/16/2005      02/01/2008     02/01/2006      01/01/2016          5
   240          2,893,555              $       29    12/30/2005      02/01/2006         NAP         01/01/2016         10
   241          2,887,079              $      140    10/20/2005      12/01/2005         NAP         11/01/2015          5
   242          2,873,713              $   71,843    12/09/2005      02/01/2006         NAP         01/01/2016          5
   243          2,831,120              $      112    11/09/2005      01/01/2006         NAP         12/01/2015          5
   244          2,800,000              $      193    09/27/2005         NAP         11/01/2005      10/01/2010          5
   245          2,800,000              $   46,667    11/23/2005      01/01/2007     01/01/2006      12/01/2015         15
   246          2,787,571              $      128    10/06/2005      12/01/2005         NAP         11/01/2015          5
   247          2,753,886              $   49,177    12/06/2005      02/01/2006         NAP         01/01/2016          5
   248          2,737,586              $      322    10/20/2005      12/01/2005         NAP         11/01/2015          5
   249          2,720,000              $       84    08/31/2005      10/08/2006     10/08/2005      09/08/2015          0
   250          2,703,653              $      355    12/05/2005      02/01/2006         NAP         01/01/2016          5
   251          2,685,051              $      241    09/22/2005      11/01/2005         NAP         10/01/2015          5
   252          2,664,000              $   72,000    08/31/2005      10/08/2010     10/08/2005      09/08/2015          0
   253          2,649,336              $      159    11/01/2005      12/01/2005         NAP         11/01/2015         15
   254          2,624,000              $   43,016    11/30/2005      01/01/2008     01/01/2006      12/01/2015          5
   255          2,600,000              $      160    01/17/2006      03/01/2011     03/01/2006      02/01/2016          5
   256          2,600,000              $   21,849    01/05/2006      03/01/2008     03/01/2006      02/01/2016          5
   257          2,587,144              $   64,679    12/30/2005      02/01/2006         NAP         01/01/2016          5
   258          2,540,000              $      363    12/29/2005      02/01/2011     02/01/2006      01/01/2016          5
   259          2,500,000              $      333    09/29/2005      11/01/2010     11/01/2005      10/01/2015          5
   260          2,494,259              $   37,792    12/29/2005      02/01/2006         NAP         01/01/2016          5
   261          2,492,067              $      104    12/09/2005      02/01/2006         NAP         01/01/2016          5
   262          2,489,170              $       19    10/20/2005      12/08/2005         NAP         11/08/2015          0
   263          2,469,589              $   77,175    12/02/2005      02/01/2006         NAP         01/01/2011          5
   264          2,400,000              $      160    09/16/2005      11/01/2007     11/01/2005      10/01/2015          5
   265          2,394,379              $      209    12/02/2005      02/01/2006         NAP         01/01/2016          5
   266          2,376,000              $   45,692    11/30/2005      01/01/2008     01/01/2006      12/01/2015          5
   267          2,344,638              $       65    12/30/2005      02/01/2006         NAP         01/01/2016          5
   268          2,342,297              $      279    11/29/2005      01/01/2006         NAP         12/01/2015          5
   269          2,308,710              $      113    08/29/2005      10/01/2005         NAP         09/01/2015          5
   270          2,284,161              $      157    08/25/2005      10/01/2005         NAP         09/01/2015          5
   271          2,243,110              $       39    11/30/2005      01/01/2006         NAP         12/01/2015          5
   272          2,242,708              $      611    11/30/2005      01/01/2006         NAP         12/01/2015          5
   273          2,200,000              $       52    08/22/2005      10/01/2006     10/01/2005      09/01/2015          5
   274          2,184,000              $   42,000    08/31/2005      10/08/2010     10/08/2005      09/08/2015          0
   275          2,100,000              $       64    12/08/2005      02/01/2008     02/01/2006      01/01/2016          5
   276          2,089,129              $   24,292    09/20/2005      11/01/2005         NAP         10/01/2015          5
   277          2,063,432              $       27    12/22/2005      02/01/2006         NAP         01/01/2016          5
   278          1,995,712              $       64    12/27/2005      02/01/2006         NAP         01/01/2016          5
   279          1,972,951              $       45    09/29/2005      11/01/2005         NAP         10/01/2015          5
   280          1,970,516              $       52    12/05/2005      02/01/2006         NAP         01/01/2016          5
   281          1,941,247              $   13,388    12/12/2005      02/01/2006         NAP         01/01/2016          5
   282          1,940,000              $      357    09/16/2005      11/01/2007     11/01/2005      10/01/2015          5
   283          1,900,000              $       56    11/23/2005      01/01/2008     01/01/2006      12/01/2015          5
   284          1,900,000              $      159    09/16/2005      11/01/2007     11/01/2005      10/01/2015          5
   285          1,895,839              $      128    12/15/2005      02/01/2006         NAP         01/01/2016          5
   286          1,891,612              $       48    12/01/2005      01/01/2006         NAP         12/01/2015          5
   287          1,840,000              $       30    12/30/2005      02/01/2007     02/01/2006      01/01/2016         10
   288          1,796,141              $      173    12/21/2005      02/01/2006         NAP         01/01/2016          5
   289          1,794,194              $      130    12/16/2005      02/01/2006         NAP         01/01/2016         15
   290          1,750,000              $      192    11/01/2005      12/01/2010     12/01/2005      11/01/2015          5
   291          1,661,189              $      112    12/30/2005      02/01/2006         NAP         01/01/2016         10
   292          1,597,115              $       41    01/23/2006      03/01/2006         NAP         02/01/2016          5
   293          1,594,863              $   12,268    11/10/2005      01/01/2006         NAP         12/01/2015         10
   294          1,590,967              $   11,873    09/22/2005      11/01/2005         NAP         10/01/2015          5
   295          1,496,758              $      316    12/20/2005      02/01/2006         NAP         01/01/2016          5
   296          1,496,752              $       61    12/29/2005      02/01/2006         NAP         01/01/2016          5
   297          1,445,492              $       48    11/18/2005      01/01/2006         NAP         12/01/2015          5

   298            653,658              $       21    11/10/2005      01/01/2006         NAP         12/01/2015         15
   299            395,547              $       21    11/10/2005      01/01/2006         NAP         12/01/2015         15
   300            345,265              $       21    11/10/2005      01/01/2006         NAP         12/01/2015         15
   301          1,376,933              $       98    12/28/2005      02/01/2006         NAP         01/01/2016          5
   302          1,266,536              $      203    08/26/2005      10/01/2005         NAP         09/01/2015          5
   303          1,241,408              $   16,122    08/24/2005      10/01/2005         NAP         09/01/2015          5
   304          1,200,000              $      114    12/29/2005      02/01/2011     02/01/2006      01/01/2016          5
   305          1,075,000              $       90    12/30/2005      02/01/2008     02/01/2006      01/01/2016          5
   306          1,061,657              $   18,958    11/21/2005      01/01/2006         NAP         12/01/2015          5
   307          1,051,435              $      119    12/20/2005      02/01/2006         NAP         01/01/2016          5
   308            998,660              $      125    01/05/2006      03/01/2006         NAP         02/01/2016          5

            2,731,231,519

------------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE               LOCKBOX    LOCKBOX   ORIGINAL TERM   REMAINING TERM       ORIGINAL       REMAINING   MORTGAGE
 LOAN NO.   ARD LOAN     STATUS     TYPE      TO MATURITY     TO MATURITY     AMORT. TERM(8)   AMORT. TERM    RATE(9)
------------------------------------------------------------------------------------------------------------------------------------

    1          No       In-Place    Hard          120              115               227            222        5.957%
    2          No       In-Place    Hard          120              115               227            222        5.957%
    3          No       In-Place    Hard          120              115               227            222        5.957%
    4          No       In-Place    Hard          120              115               227            222        5.957%
    5          No       In-Place    Hard          120              115               227            222        5.957%

    6          No       In-Place    Hard          120              118               IO              IO        5.560%
    7          No       In-Place    Hard          120              118               IO              IO        5.560%
    8          No       In-Place    Hard          120              118               IO              IO        5.560%
    9          No       In-Place    Hard          120              118               IO              IO        5.560%
    10         No       In-Place    Hard          120              118               IO              IO        5.560%
    11         No       In-Place    Hard          120              118               IO              IO        5.560%
    12         No       In-Place    Hard          120              118               IO              IO        5.560%
    13         No       In-Place    Hard          120              118               IO              IO        5.560%
    14         No       In-Place    Hard          120              118               IO              IO        5.560%
    15         No       In-Place    Hard          120              118               IO              IO        5.560%

    16         No         None       NAP          120              118               360            360        5.560%
    17         No         None       NAP          120              118               360            360        5.560%
    18         No         None       NAP          120              118               360            360        5.560%
    19         No         None       NAP          120              118               360            360        5.560%

    20         No       In-Place    Hard          120              118               360            358        5.630%
    21         No       In-Place    Hard          120              118               360            358        5.630%
    22         No       In-Place    Hard          120              118               360            358        5.630%
    23         No       In-Place    Hard          120              118               360            358        5.630%
    24         No       In-Place    Hard          120              118               360            360        5.500%
    25         No       In-Place    Hard          120              117               360            360        5.170%

    26         No       In-Place    Hard          120              120               360            360        5.185%
    27         No       In-Place    Hard          120              120               360            360        5.185%
    28         No       In-Place    Hard          120              120               360            360        5.185%

    29         No       In-Place    Hard          120              118               360            360        5.680%
    30         No       In-Place    Hard          120              118               360            360        5.680%
    31         No         None       NAP           60              58                IO              IO        4.640%
    32         No       In-Place    Hard          120              118               IO              IO        5.735%
    33        Yes       In-Place    Hard          120              117               360            360        5.410%

    34         No       In-Place    Hard          120              118               360            360        5.660%
    35         No       In-Place    Hard          120              118               360            360        5.660%
    36         No       In-Place    Hard          120              118               360            360        5.660%
    37         No       In-Place    Hard          120              118               360            360        5.660%
    38         No       In-Place    Hard          120              118               360            360        5.660%

    39         No         None       NAP           60              59                IO              IO        4.640%
    40         No         None       NAP           60              59                IO              IO        4.830%
    41        Yes       In-Place    Hard          120              118               IO              IO        5.080%

    42         No       In-Place    Hard          120              120               240            240        5.840%
    43         No       In-Place    Hard          120              120               240            240        5.840%
    44        Yes      Springing    Hard           84              75                IO              IO        5.180%
    45         No       In-Place    Hard          120              118               374            374        5.690%
    46        Yes       In-Place    Hard          120              117               360            357        5.700%
    47         No       In-Place    Hard          120              118               360            358        5.500%
    48         No         None       NAP          120              114               360            360        5.180%
    49         No         None       NAP          120              119               IO              IO        5.670%
    50         No       In-Place    Hard          120              118               360            360        5.300%
    51         No         None       NAP          120              114               360            354        5.230%
    52         No         None       NAP          120              117               360            360        5.450%
    53         No         None       NAP          120              118               360            360        5.570%
    54         No       In-Place    Soft          120              116               360            360        5.290%
    55         No       In-Place    Hard           84              83                360            360        5.840%
    56         No         None       NAP          120              115               360            360        5.400%
    57         No         None       NAP          120              115               360            360        5.470%
    58         No         None       NAP          120              116               360            360        5.520%
    59         No         None       NAP          116              113               360            360        5.290%

    60         No         None       NAP           60              58                IO              IO        4.830%
    61         No         None       NAP           60              58                IO              IO        4.830%
    62         No         None       NAP           60              58                IO              IO        5.050%
    63         No         None       NAP           60              58                IO              IO        4.830%
    64         No      Springing    Hard          180              176               360            360        5.560%

    65         No         None       NAP          120              117               360            357        5.370%
    66         No         None       NAP          120              117               360            357        5.370%
    67         No         None       NAP          120              117               360            357        5.370%
    68         No         None       NAP          120              118               360            360        5.510%
    69         No      Springing    Hard          120              116               360            360        5.060%
    70         No         None       NAP           60              58                360            360        5.620%
    71         No         None       NAP          120              118               360            360        5.370%
    72         No         None       NAP          120              115               360            360        4.990%

    73         No         None       NAP          120              119               360            360        5.550%
    74         No         None       NAP          120              119               360            360        5.550%
    75         No         None       NAP          120              119               360            360        5.550%
    76         No         None       NAP          120              117               360            360        5.295%
    77        Yes      Springing    Hard          120              118               IO              IO        5.750%
    78         No         None       NAP          120              118               360            360        5.960%
    79         No         None       NAP          120              118               360            360        5.880%
    80         No         None       NAP          120              114               360            360        4.810%
    81         No         None       NAP           60              57                IO              IO        5.050%
    82         No         None       NAP          120              117               360            357        5.560%
    83         No         None       NAP          120              117               360            360        5.670%
    84         No         None       NAP          120              114               360            360        5.295%
    85         No         None       NAP          120              119               360            360        5.780%
    86         No         None       NAP          120              114               360            360        5.080%
    87         No         None       NAP          120              116               360            360        5.220%
    88         No      Springing    Hard          120              117               360            360        5.630%

    89         No         None       NAP          120              118               360            358        5.816%
    90         No         None       NAP          120              118               360            358        5.816%
    91         No         None       NAP          120              118               360            358        5.816%
    92         No      Springing    Hard          120              112               360            360        5.325%
    93         No         None       NAP          120              116               360            356        5.510%
    94         No         None       NAP          120              112               360            360        5.300%
    95         No       In-Place    Hard          120              117               360            357        5.540%
    96         No         None       NAP          120              114               360            360        4.870%
    97         No         None       NAP          120              116               300            300        5.610%
    98         No         None       NAP          120              115               360            360        5.350%
    99         No         None       NAP          120              114               360            360        4.930%
   100         No         None       NAP          120              113               360            360        5.080%
   101         No         None       NAP          120              118               IO              IO        5.570%
   102         No         None       NAP          120              117               360            357        5.560%
   103         No         None       NAP          120              120               360            360        5.730%
   104         No         None       NAP          120              118               360            358        5.830%
   105         No      Springing    Hard          120              116               300            296        5.120%
   106         No         None       NAP           84              70                360            346        5.170%
   107         No         None       NAP          120              118               360            360        5.790%
   108         No         None       NAP          120              104               360            360        6.130%

   109         No         None       NAP          120              117               300            300        5.820%
   110         No         None       NAP          120              117               300            300        5.820%
   111         No         None       NAP          120              117               300            300        5.820%
   112         No         None       NAP          120              117               300            300        5.820%
   113         No         None       NAP          120              117               300            300        5.820%
   114         No         None       NAP          120              117               300            300        5.820%
   115         No         None       NAP          120              117               300            300        5.820%
   116         No         None       NAP          120              119               360            359        5.740%
   117         No         None       NAP           60              58                IO              IO        4.830%
   118         No         None       NAP          120              117               360            360        5.390%
   119         No         None       NAP          118              117               IO              IO        5.680%
   120         No         None       NAP          120              118               336            334        5.930%
   121         No       In-Place    Hard          120              115               360            355        5.400%
   122         No      Springing    Hard          120              117               360            357        5.890%
   123         No         None       NAP          120              118               360            360        5.610%
   124         No         None       NAP          120              115               360            360        5.200%
   125         No         None       NAP          120              118               360            358        5.460%
   126         No         None       NAP           84              82                300            298        6.130%
   127         No         None       NAP          120              115               360            355        5.250%
   128         No         None       NAP          120              116               360            356        5.490%
   129         No         None       NAP          120              117               360            360        5.790%
   130         No         None       NAP          120              117               360            360        5.570%
   131         No         None       NAP          120              116               360            356        5.290%
   132         No         None       NAP          120              118               360            358        5.580%
   133         No         None       NAP          120              112               360            360        5.480%
   134        Yes      Springing    Hard          120              117               360            357        5.700%
   135         No       In-Place    Hard          120              116               240            236        5.390%
   136         No         None       NAP          120              115               360            355        5.670%
   137         No         None       NAP          120              118               240            238        5.130%
   138         No      Springing    Hard          120              118               360            358        5.670%
   139         No         None       NAP          120              118               360            360        5.880%
   140         No      Springing    Hard          120              117               360            357        5.400%
   141         No       In-Place    Hard          120              117               300            297        5.430%
   142        Yes      Springing    Hard          120              115               360            360        5.340%
   143         No         None       NAP          120              114               360            354        5.320%
   144         No         None       NAP          120              117               IO              IO        5.490%
   145         No         None       NAP          120              117               360            357        5.350%
   146         No         None       NAP          120              117               360            357        5.830%
   147         No         None       NAP          120              119               360            360        5.800%
   148         No         None       NAP          120              114               360            354        5.230%
   149         No         None       NAP          120              118               360            358        5.500%
   150         No         None       NAP          120              118               360            358        5.950%
   151         No         None       NAP          120              117               360            357        5.610%
   152         No         None       NAP          120              118               300            298        5.640%
   153         No         None       NAP          120              117               360            357        5.460%
   154         No         None       NAP          120              116               360            356        5.170%
   155         No         None       NAP          120              115               300            295        5.320%
   156        Yes       In-Place    Soft          120              116               360            356        5.030%
   157         No         None       NAP          120              118               360            360        5.780%

   158         No         None       NAP          120              118               360            360        5.820%
   159         No         None       NAP          120              118               360            360        5.820%
   160         No         None       NAP          120              118               276            276        5.770%
   161         No         None       NAP          120              116               360            356        5.180%
   162         No         None       NAP          120              117               360            357        5.520%
   163         No         None       NAP          120              115               360            360        5.690%
   164         No         None       NAP          120              117               360            357        5.380%
   165         No         None       NAP          120              115               360            355        5.400%
   166         No         None       NAP          120              115               240            235        5.220%
   167         No       In-Place    Hard          120              117               360            360        5.630%
   168         No         None       NAP          120              118               360            358        6.210%
   169         No       In-Place    Hard          132              128               360            356        5.660%
   170         No         None       NAP          120              114               360            354        5.120%
   171         No         None       NAP          120              116               360            356        5.590%
   172         No       In-Place    Hard          120              115               360            360        5.260%
   173         No         None       NAP          120              115               360            360        5.350%
   174         No      Springing    Hard          120              118               360            358        5.720%
   175         No         None       NAP          120              114               360            354        5.190%
   176         No         None       NAP          120              114               300            294        5.430%
   177         No         None       NAP          120              115               360            355        5.480%
   178         No         None       NAP          120              118               360            358        5.690%
   179         No         None       NAP          120              119               360            360        5.830%
   180         No       In-Place    Hard          120              115               360            360        5.260%
   181         No         None       NAP          120              115               360            355        5.070%
   182         No         None       NAP          120              115               360            360        5.360%
   183         No         None       NAP          120              117               300            297        6.430%
   184         No         None       NAP           60              59                IO              IO        4.640%
   185         No         None       NAP          120              116               360            356        5.280%
   186         No         None       NAP          120              117               360            357        5.560%
   187         No         None       NAP          120              116               360            356        5.540%
   188         No      Springing    Hard          120              117               360            360        5.570%
   189         No         None       NAP          120              118               360            360        5.740%
   190         No       In-Place    Hard          120              115               360            360        5.520%
   191         No         None       NAP          120              117               360            357        5.380%
   192         No         None       NAP          120              118               300            298        5.720%
   193         No         None       NAP          120              118               360            358        5.910%
   194         No         None       NAP          120              117               348            348        5.640%

   195         No         None       NAP          120              117               360            357        5.780%
   196         No         None       NAP          120              117               360            357        5.780%
   197         No         None       NAP          120              117               360            357        5.780%
   198         No         None       NAP          120              117               360            357        5.780%
   199         No         None       NAP          120              117               360            357        5.780%
   200         No         None       NAP          120              117               360            357        5.780%
   201         No      Springing    Hard          120              117               360            357        5.600%
   202         No         None       NAP          120              118               360            360        5.510%
   203         No         None       NAP          132              123               360            360        5.700%
   204        Yes       In-Place    Hard           60              53                300            293        5.200%
   205         No         None       NAP          120              118               240            238        5.130%
   206         No         None       NAP          120              115               360            355        5.340%
   207         No         None       NAP          120              117               360            360        5.290%
   208         No       In-Place    Hard          120              112               360            352        5.280%
   209         No         None       NAP           60              56                300            296        5.990%
   210         No       In-Place    Hard          132              128               360            356        5.660%
   211         No         None       NAP          120              116               360            356        5.400%
   212         No         None       NAP          120              119               360            359        5.915%
   213         No         None       NAP          120              118               360            358        5.680%
   214         No         None       NAP          120              116               360            360        5.350%
   215         No         None       NAP          120              117               360            357        5.190%
   216         No         None       NAP          120              116               360            360        5.350%
   217         No       In-Place    Hard          132              128               360            356        5.660%
   218         No       In-Place    Hard          120              115               360            360        5.240%
   219         No       In-Place    Hard          120              112               360            352        5.280%
   220         No      Springing    Hard          120              118               360            358        5.960%
   221         No         None       NAP          120              118               360            358        5.930%
   222         No         None       NAP          120              118               360            358        6.110%
   223         No         None       NAP          120              119               360            360        5.540%
   224        Yes       In-Place    Hard           72              70                360            360        5.490%
   225         No         None       NAP          120              114               360            360        5.340%
   226         No         None       NAP          180              177               360            357        5.930%
   227         No         None       NAP          120              118               360            358        5.740%
   228         No         None       NAP           84              83                IO              IO        5.660%
   229         No         None       NAP          120              115               360            355        5.268%
   230         No         None       NAP          120              116               360            360        5.640%
   231         No         None       NAP           60              56                360            360        5.730%
   232         No         None       NAP          120              118               360            358        5.680%
   233         No      Springing    Hard          120              118               360            358        5.640%
   234         No         None       NAP          120              117               360            357        5.190%
   235         No         None       NAP           60              52                360            352        5.080%
   236         No         None       NAP          120              117               360            360        5.520%
   237         No         None       NAP          120              118               360            360        5.670%
   238         No         None       NAP          120              116               360            360        5.310%
   239         No         None       NAP          120              118               360            360        5.850%
   240         No         None       NAP          120              118               360            358        5.830%
   241         No         None       NAP          120              116               360            356        5.440%
   242         No         None       NAP          120              118               360            358        5.940%
   243         No         None       NAP          120              117               360            357        5.780%
   244         No      Springing    Hard           60              55                IO              IO        5.330%
   245         No         None       NAP          120              117               360            360        6.050%
   246         No         None       NAP          120              116               360            356        5.460%
   247         No         None       NAP          120              118               360            358        5.850%
   248         No         None       NAP          120              116               360            356        5.370%
   249         No         None       NAP          120              114               360            360        5.420%
   250         No         None       NAP          120              118               360            358        5.510%
   251         No         None       NAP          120              115               360            355        5.340%
   252         No         None       NAP          120              114               360            360        4.920%
   253         No         None       NAP          120              116               360            356        6.000%
   254         No         None       NAP          120              117               360            360        5.870%
   255         No         None       NAP          120              119               360            360        5.500%
   256         No         None       NAP          120              119               360            360        5.830%
   257         No         None       NAP          120              118               240            238        5.130%
   258         No      Springing    Hard          120              118               360            360        5.300%
   259         No         None       NAP          120              115               360            360        5.320%
   260         No         None       NAP          120              118               360            358        5.630%
   261         No         None       NAP          120              118               300            298        5.730%
   262         No       In-Place    Hard          120              116               360            356        5.590%
   263         No         None       NAP           60              58                360            358        5.930%
   264         No       In-Place    Soft          120              115               360            360        5.260%
   265         No         None       NAP          120              118               360            358        5.510%
   266         No         None       NAP          120              117               360            360        5.850%
   267         No         None       NAP          120              118               360            358        5.670%
   268         No         None       NAP          120              117               360            357        5.530%
   269         No         None       NAP          120              114               360            354        5.100%
   270         No         None       NAP          120              114               360            354        5.190%
   271         No         None       NAP          120              117               360            357        5.890%
   272         No       In-Place    Hard          120              117               360            357        5.590%
   273         No      Springing    Hard          120              114               240            240        5.340%
   274         No         None       NAP          120              114               360            360        4.920%
   275         No         None       NAP          120              118               360            360        5.310%
   276         No         None       NAP          120              115               360            355        5.680%
   277         No         None       NAP          120              118               300            298        5.730%
   278         No         None       NAP          120              118               360            358        6.050%
   279         No         None       NAP          120              115               360            355        5.310%
   280         No      Springing    Hard          120              118               360            358        5.700%
   281         No         None       NAP          120              118               360            358        5.570%
   282         No       In-Place    Hard          120              115               360            360        5.260%
   283         No         None       NAP          120              117               360            360        5.690%
   284         No         None       NAP          120              115               360            360        5.330%
   285         No         None       NAP          120              118               360            358        5.920%
   286         No         None       NAP          120              117               300            297        5.900%
   287         No         None       NAP          120              118               360            360        5.850%
   288         No         None       NAP          120              118               360            358        6.050%
   289         No         None       NAP          120              118               300            298        5.610%
   290         No         None       NAP          120              116               360            360        5.090%
   291         No         None       NAP          120              118               360            358        5.650%
   292         No         None       NAP          120              119               300            299        5.840%
   293         No         None       NAP          120              117               360            357        5.640%
   294         No         None       NAP          120              115               360            355        5.240%
   295         No         None       NAP          120              118               360            358        6.000%
   296         No         None       NAP          120              118               360            358        5.990%
   297         No         None       NAP          120              117               360            357        5.810%

   298         No         None       NAP          120              117               300            297        6.620%
   299         No         None       NAP          120              117               300            297        6.620%
   300         No         None       NAP          120              117               300            297        6.620%
   301         No      Springing    Hard          120              118               360            358        5.830%
   302         No         None       NAP          120              114               360            354        5.380%
   303         No         None       NAP          120              114               360            354        5.200%
   304         No         None       NAP          120              118               360            360        5.880%
   305         No         None       NAP          120              118               300            300        5.840%
   306         No         None       NAP          120              117               360            357        5.760%
   307         No         None       NAP          120              118               360            358        5.900%
   308         No         None       NAP          120              119               360            359        5.920%

                                                  116              113               339            337        5.513%

------------------------------------------------------------------------------------------------------------------------------------
    MORTGAGE        MONTHLY            MONTHLY        THIRD MOST RECENT       THIRD MOST RECENT   MOST RECENT    SECOND MOST RECENT
    LOAN NO.   PAYMENT (P&I)(10)     PAYMENT (IO)            NOI                 NOI DATE             NOI             NOI DATE
------------------------------------------------------------------------------------------------------------------------------------

        1            $   685,823             NAP          $   6,694,863          12/31/2003       $10,091,445        12/31/2004
        2            $   455,079             NAP          $   3,644,321          12/31/2003       $ 4,957,071        12/31/2004
        3            $   378,164             NAP          $   2,293,987          12/31/2003       $ 5,097,845        12/31/2004
        4            $   301,249             NAP          $   1,303,756          12/31/2003       $ 2,297,411        12/31/2004
        5            $   166,648             NAP         -$   1,122,611          12/31/2003       $   281,825        12/31/2004

        6                    NAP        $175,130                    NAP              NAP                  NAP           NAP
        7                    NAP        $112,744                    NAP              NAP                  NAP           NAP
        8                    NAP        $ 51,388          $     243,128          12/31/2003       $   624,212        12/31/2004
        9                    NAP        $ 30,624                    NAP              NAP                  NAP           NAP
       10                    NAP        $ 29,689          $     518,236          12/31/2003       $   482,761        12/31/2004
       11                    NAP        $ 29,504                    NAP              NAP                  NAP           NAP
       12                    NAP        $ 25,396                    NAP              NAP                  NAP           NAP
       13                    NAP        $ 22,781                    NAP              NAP                  NAP           NAP
       14                    NAP        $ 18,791          $     426,504          12/31/2003       $   454,322        12/31/2004
       15                    NAP        $ 13,853                    NAP              NAP                  NAP           NAP

       16            $   163,466        $134,354                    NAP              NAP         -$   371,721        12/31/2004
       17            $   146,319        $120,261          $   2,055,688          12/31/2003       $ 1,878,986        12/31/2004
       18            $   127,743        $104,993          -     $70,266          12/31/2003       $     7,654        12/31/2004
       19            $   121,171        $ 99,591          $   1,621,832          12/31/2003       $ 1,628,316        12/31/2004

       20            $   223,765             NAP                    NAP              NAP                  NAP           NAP
       21            $    95,554             NAP          $   1,353,007          12/31/2002       $   854,717        12/31/2003
       22            $    64,509             NAP                    NAP              NAP                  NAP           NAP
       23            $    53,623             NAP                    NAP              NAP          $   442,030        12/31/2003
       24            $   366,224        $299,731          $   5,117,754          12/31/2003       $ 6,602,776        12/31/2004
       25            $   317,410        $253,354          $   4,228,640          12/31/2003       $ 4,503,389        12/31/2004

       26            $   104,320             NAP                    NAP              NAP                  NAP           NAP
       27            $    76,198             NAP                    NAP              NAP                  NAP           NAP
       28            $    72,196             NAP                    NAP              NAP                  NAP           NAP

       29            $   124,870        $103,476                    NAP              NAP                  NAP           NAP
       30            $   116,773        $ 96,766                    NAP              NAP                  NAP           NAP
       31                    NAP        $155,359                    NAP              NAP                  NAP           NAP
       32                    NAP        $184,131          $   3,425,569          12/31/2003       $ 3,523,025        12/31/2004
       33            $   208,841        $169,811                    NAP              NAP          $ 2,510,537        12/31/2004

       34            $    75,672        $ 62,623          $   1,161,219          12/31/2003       $ 1,095,663        12/31/2004
       35            $    62,699        $ 51,887          $     787,671          12/31/2003       $   982,797        12/31/2004
       36            $    31,783        $ 26,302                    NAP              NAP          $     1,946        12/31/2004
       37            $    21,265        $ 17,598          $     685,761          12/31/2003       $   311,325        12/31/2004
       38            $    16,613        $ 13,749                    NAP              NAP                  NAP           NAP

       39                    NAP        $ 91,762                    NAP              NAP                  NAP           NAP
       40                    NAP        $ 47,659                    NAP              NAP                  NAP           NAP
       41                    NAP        $150,225                    NAP              NAP                  NAP           NAP

       42            $   131,545             NAP                    NAP              NAP                  NAP           NAP
       43            $   104,882             NAP                    NAP              NAP                  NAP           NAP
       44                    NAP        $130,558                    NAP              NAP                  NAP           NAP
       45            $   172,550        $145,187                    NAP              NAP                  NAP           NAP
       46            $   168,316             NAP                    NAP              NAP                  NAP           NAP
       47            $   153,303             NAP          $   2,607,985          12/31/2003       $ 2,695,080        12/31/2004
       48            $   138,065        $110,291          $   2,067,866          12/31/2003       $ 2,284,722        12/31/2004
       49                    NAP        $115,358          $   1,687,720          12/31/2003       $ 1,740,850        12/31/2004
       50            $   133,273        $107,472                    NAP              NAP                  NAP           NAP
       51            $   128,210             NAP          $   1,397,450          12/31/2003       $ 1,490,185        12/31/2004
       52            $   124,789        $101,765                    NAP              NAP                  NAP           NAP
       53            $   125,882        $103,535                    NAP              NAP                  NAP           NAP
       54            $   117,593        $ 94,755          $   1,958,445          12/31/2003       $ 2,095,171        12/31/2004
       55            $   122,575        $102,633          $   2,340,037          12/31/2002       $ 2,107,146        12/31/2003
       56            $   112,306        $ 91,250          $   2,027,649          12/31/2003       $ 1,770,993        12/31/2004
       57            $   113,182        $ 92,433                    NAP              NAP                  NAP           NAP
       58            $   111,533        $ 91,412          $   1,451,845          12/31/2003       $ 1,277,821        12/31/2004
       59            $   106,499        $ 85,816          $   1,523,194          12/31/2003       $ 1,598,231        12/31/2004

       60                    NAP        $ 24,139                    NAP              NAP                  NAP           NAP
       61                    NAP        $ 21,866                    NAP              NAP                  NAP           NAP
       62                    NAP        $ 18,003          $     391,609          12/31/2003       $   431,860        12/31/2004
       63                    NAP        $ 12,289                    NAP              NAP                  NAP           NAP
       64            $   105,738        $ 86,907          $   1,384,671          12/31/2003       $ 1,458,776        12/31/2004

       65            $    38,505             NAP          $     698,584       T-10 (10/03) Ann.   $   662,579     T-9 (12/04) Ann.
       66            $    36,714             NAP          $     497,504       T-10 (10/03) Ann.   $   453,096     T-9 (12/04) Ann.
       67            $    28,319             NAP          $     428,474       T-10 (10/03) Ann.   $   420,691     T-9 (12/04) Ann.
       68            $   102,315        $ 83,798                    NAP              NAP                  NAP           NAP
       69            $    92,046        $ 72,807          $   1,439,751          12/31/2003       $ 1,428,491        12/31/2004
       70            $    94,931        $ 78,348                    NAP              NAP          $   558,957        12/31/2004
       71            $    91,784        $ 74,409          $     930,034          12/31/2003       $ 1,510,046        12/31/2004
       72            $    86,330        $ 67,879                    NAP              NAP                  NAP           NAP

       73            $    51,612        $ 42,391          $     796,114          12/31/2003       $   542,319        12/31/2004
       74            $    21,924        $ 18,007          $     429,404          12/31/2003       $   430,102        12/31/2004
       75            $    18,041        $ 14,818          $     391,748          12/31/2003       $   248,657        12/31/2004
       76            $    88,799        $ 71,581          $   1,427,234          12/31/2003       $ 1,313,632        12/31/2004
       77                    NAP        $ 76,153          $   1,154,980          12/31/2003       $ 1,638,140        12/31/2004
       78            $    92,174        $ 77,750          $     591,558          12/31/2003       $   633,253        12/31/2004
       79            $    90,258        $ 75,763          $   1,258,000          12/31/2002       $ 1,233,673        12/31/2003
       80            $    78,791        $ 60,960                    NAP              NAP                  NAP           NAP
       81                    NAP        $ 60,707                    NAP              NAP                  NAP           NAP
       82            $    81,161             NAP                    NAP              NAP          $   990,623        12/31/2003
       83            $    80,990        $ 67,069          $     764,664          12/31/2003       $   688,859        12/31/2004
       84            $    77,699        $ 62,633          $   1,158,649          12/31/2003       $ 1,137,508        12/31/2004
       85            $    81,265        $ 67,784          $   1,127,461          12/31/2003       $   999,467        12/31/2004
       86            $    73,674        $ 58,373          $     742,610          12/31/2003       $   971,418        12/31/2004
       87            $    74,847        $ 59,982          $   1,221,287          12/31/2003       $ 1,337,628        12/31/2004
       88            $    76,806        $ 63,432          $   1,044,365          12/31/2003       $   958,858        12/31/2004

       89            $    33,507             NAP          $     416,580          12/31/2003       $   508,893        12/31/2004
       90            $    25,165             NAP          $     312,870          12/31/2003       $   382,200        12/31/2004
       91            $    19,619             NAP          $     243,922          12/31/2003       $   297,975        12/31/2004
       92            $    72,392        $ 58,489          $   1,311,694          12/31/2003       $ 1,431,181        12/31/2004
       93            $    73,894             NAP          $   1,265,179          12/31/2003       $ 1,267,845        12/31/2004
       94            $    69,274        $ 55,863                    NAP              NAP          $   181,577        12/31/2004
       95            $    71,288             NAP          $   1,060,672          12/31/2003       $ 1,163,599        12/31/2004
       96            $    63,997        $ 49,788          $   1,210,984          12/31/2003       $ 1,247,823        12/31/2004
       97            $    74,481        $ 56,879                    NAP              NAP                  NAP           NAP
       98            $    67,010        $ 54,243          $   1,161,636          12/31/2003       $ 1,029,400        12/31/2004
       99            $    63,507        $ 49,672          $     911,981          12/31/2002       $   859,890        12/31/2003
       100           $    63,923        $ 50,647                    NAP              NAP                  NAP           NAP
       101                   NAP        $ 55,297          $   1,073,047          12/31/2003       $ 1,094,466        12/31/2004
       102           $    64,015             NAP                    NAP              NAP          $   911,382        12/31/2003
       103           $    64,053             NAP                    NAP              NAP                  NAP           NAP
       104           $    64,753             NAP          $     816,594          12/31/2003       $   733,064        12/31/2004
       105           $    65,076             NAP                    NAP              NAP                  NAP           NAP
       106           $    59,104             NAP          $   1,090,322          12/31/2003       $   977,572       T-12 (11/04)
       107           $    61,835        $ 51,611                    NAP              NAP                  NAP           NAP
       108           $    60,793        $ 51,793          $     945,853          12/31/2003       $ 1,052,365        12/31/2004

       109           $    44,164        $ 34,290          $     660,962          12/31/2002       $   498,941        12/31/2003
       110           $     6,174        $  4,793          $     104,112          12/31/2002       $   102,949        12/31/2003
       111           $     2,422        $  1,880                    NAP              NAP                  NAP           NAP
       112           $     2,184        $  1,696          $      10,944          12/31/2002       $    54,384        12/31/2003
       113           $     2,137        $  1,659          $       2,662          12/31/2002       $    38,670        12/31/2003
       114           $     2,042        $  1,585          $      26,259          12/31/2002       $    16,053        12/31/2003
       115           $     1,995        $  1,549          $       4,774          12/31/2002       $    42,847        12/31/2003
       116           $    55,962             NAP          $     880,920          12/31/2003       $   912,106        12/31/2004
       117                   NAP        $ 38,471                    NAP              NAP                  NAP           NAP
       118           $    52,725        $ 42,808          $     796,780          12/31/2003       $   817,536        12/31/2004
       119                   NAP        $ 44,391          $     950,877          12/31/2003       $   956,316        12/31/2004
       120           $    54,965             NAP          $   1,054,461          12/31/2003       $   961,053        12/13/2004
       121           $    50,538             NAP                    NAP              NAP                  NAP           NAP
       122           $    52,140             NAP          $     953,770          12/31/2003       $   954,033        12/31/2004
       123           $    50,287        $ 41,474                    NAP              NAP                  NAP           NAP
       124           $    45,576        $ 36,466                    NAP              NAP                  NAP           NAP
       125           $    46,353             NAP          $     284,912      8/21/03 - 12/31/03   $   540,825        12/31/2004
       126           $    52,182             NAP          $   1,399,988          12/31/2003       $ 1,276,179        12/31/2004
       127           $    44,176             NAP          $     644,708          12/31/2003       $   712,814        12/31/2004
       128           $    44,806             NAP          $     622,475          12/31/2003       $   629,759        12/31/2004
       129           $    46,010        $ 38,402          $     768,366          12/31/2003       $   787,116        12/31/2004
       130           $    44,345        $ 36,473                    NAP              NAP                  NAP           NAP
       131           $    42,156             NAP                    NAP              NAP                  NAP           NAP
       132           $    43,191             NAP          $     280,408          12/31/2003       $   502,662        12/31/2004
       133           $    42,490        $ 34,726                    NAP              NAP                  NAP           NAP
       134           $    43,530             NAP                    NAP              NAP                  NAP           NAP
       135           $    49,593             NAP                    NAP              NAP                  NAP           NAP
       136           $    41,652             NAP                    NAP              NAP                  NAP           NAP
       137           $    47,702             NAP          $     651,299          12/31/2003       $   746,453        12/31/2004
       138           $    41,074             NAP                    NAP              NAP                  NAP           NAP
       139           $    41,726        $ 35,025          $     679,315          12/31/2003       $   739,128        12/31/2004
       140           $    39,588             NAP          $     678,585          12/31/2003       $   683,922        12/31/2004
       141           $    42,633             NAP                    NAP              NAP                  NAP           NAP
       142           $    38,655        $ 31,267          $     406,034          12/31/2003       $   568,007        12/31/2004
       143           $    38,402             NAP          $     603,929          12/31/2003       $   739,933        12/31/2004
       144                   NAP        $ 31,078                    NAP              NAP          $   684,771        12/31/2004
       145           $    37,525             NAP                    NAP              NAP          $   837,947        12/31/2004
       146           $    39,441             NAP                    NAP              NAP                  NAP           NAP
       147           $    38,960        $ 32,539          $     750,088          12/31/2003       $   711,736        12/31/2004
       148           $    35,262             NAP          $     568,216          12/31/2003       $   599,372        12/31/2004
       149           $    35,771             NAP                    NAP              NAP          $   387,180        12/31/2004
       150           $    36,675             NAP          $      76,240          12/31/2003       $   320,763        12/31/2004
       151           $    35,172             NAP          $     629,123          12/31/2003       $   500,322        12/31/2004
       152           $    37,971             NAP                    NAP              NAP          $   607,843        12/31/2004
       153           $    34,482             NAP          $     634,690          12/31/2003       $   722,039        12/31/2004
       154           $    33,301             NAP                    NAP              NAP                  NAP           NAP
       155           $    36,806             NAP          $     583,906          12/31/2003       $   727,278        12/31/2004
       156           $    32,319             NAP          $     631,986          12/31/2003       $   631,986        12/31/2004
       157           $    34,895        $ 29,106                    NAP              NAP          $   429,988        12/31/2004

       158           $    24,143        $ 20,190                    NAP              NAP                  NAP           NAP
       159           $     9,962        $  8,331                    NAP              NAP                  NAP           NAP
       160           $    37,672        $ 28,032                    NAP              NAP                  NAP           NAP
       161           $    30,133             NAP          $     424,195          12/31/2003       $   476,602        12/31/2004
       162           $    30,586             NAP          $     451,553          12/31/2003       $   426,599        12/31/2004
       163           $    30,728        $ 25,480                    NAP              NAP                  NAP           NAP
       164           $    29,695             NAP                    NAP              NAP          $   240,893        12/31/2004
       165           $    29,761             NAP          $     449,351          12/31/2003       $   922,223        12/31/2004
       166           $    35,793             NAP          $     644,470          12/31/2003       $   616,661        12/31/2004
       167           $    30,239        $ 24,973          $     220,870          12/31/2003       $   202,354        12/31/2004
       168           $    31,882             NAP          $     540,706          12/31/2003       $   525,143        12/31/2004
       169           $    30,049             NAP                    NAP              NAP                  NAP           NAP
       170           $    28,297             NAP                    NAP              NAP                  NAP           NAP
       171           $    29,533             NAP                    NAP              NAP          $   183,799        12/31/2004
       172           $    27,641        $ 22,221                    NAP              NAP                  NAP           NAP
       173           $    27,921        $ 22,292                    NAP              NAP                  NAP           NAP
       174           $    29,083             NAP          $     485,640          12/31/2003       $   455,918        12/31/2004
       175           $    27,425             NAP                    NAP              NAP                  NAP           NAP
       176           $    30,496             NAP          $     598,057          12/31/2003       $   869,468        12/31/2004
       177           $    27,760             NAP                    NAP              NAP                  NAP           NAP
       178           $    27,945             NAP          $     144,126          12/31/2003       $   140,490         T-8 2004
       179           $    28,303        $ 23,683          $     419,701          12/31/2003       $   441,580        12/31/2004
       180           $    25,927        $ 20,843                    NAP              NAP                  NAP           NAP
       181           $    25,162             NAP                    NAP              NAP                  NAP           NAP
       182           $    25,716        $ 20,832          $     418,187          12/31/2003       $   433,817        12/31/2004
       183           $    30,859             NAP          $     537,340          12/31/2003       $   650,856        12/31/2004
       184                   NAP        $ 17,566                    NAP              NAP                  NAP           NAP
       185           $    25,210             NAP                    NAP              NAP          $   288,116        12/31/2003
       186           $    25,720             NAP                    NAP              NAP          $   393,601        12/31/2003
       187           $    25,664             NAP          $     279,514          12/31/2003       $   328,592        12/31/2004
       188           $    25,634        $ 21,083          $     263,129          12/31/2002       $   468,671        12/31/2003
       189           $    25,941        $ 21,581          $     351,475          12/31/2003       $   384,260        12/31/2004
       190           $    25,322        $ 20,754                    NAP              NAP          $   344,093        T-10 2004
       191           $    25,003             NAP                    NAP              NAP                  NAP           NAP
       192           $    27,915             NAP          $     510,192          12/31/2003       $   474,643        12/31/2004
       193           $    26,364             NAP          $     333,034          12/31/2003       $   403,665        12/31/2004
       194           $    25,708        $ 20,967                    NAP              NAP          $   453,803        12/31/2004

       195           $     8,875             NAP                    NAP              NAP          $    25,742        12/31/2004
       196           $     4,005             NAP                    NAP              NAP          $    11,617        12/31/2004
       197           $     3,414             NAP                    NAP              NAP          $     9,901        12/31/2004
       198           $     3,368             NAP                    NAP              NAP          $     9,769        12/31/2004
       199           $     3,095             NAP                    NAP              NAP          $     8,977        12/31/2004
       200           $     3,004             NAP                    NAP              NAP          $     8,713        12/31/2004
       201           $    25,001             NAP                    NAP              NAP                  NAP           NAP
       202           $    24,300        $ 19,902          $     365,171          12/31/2003       $   350,378        12/31/2004
       203           $    24,667        $ 20,468                    NAP              NAP                  NAP           NAP
       204           $    25,343             NAP          $     536,166          12/31/2002       $   706,226        12/31/2003
       205           $    28,021             NAP          $     440,006          12/31/2003       $   449,047        12/31/2004
       206           $    23,427             NAP                    NAP              NAP                  NAP           NAP
       207           $    22,853        $ 18,415          $     253,475          12/31/2003       $   261,230        12/31/2004
       208           $    22,966             NAP                    NAP              NAP                  NAP           NAP
       209           $    26,520             NAP          $     421,061          12/31/2003       $   535,019        12/31/2004
       210           $    23,693             NAP                    NAP              NAP                  NAP           NAP
       211           $    23,023             NAP                    NAP              NAP                  NAP           NAP
       212           $    24,091             NAP                    NAP              NAP                  NAP           NAP
       213           $    23,165             NAP                    NAP              NAP                  NAP           NAP
       214           $    21,778        $ 17,629                    NAP              NAP          $   336,540        12/31/2004
       215           $    20,294             NAP                    NAP              NAP                  NAP           NAP
       216           $    20,382        $ 16,499                    NAP              NAP          $   323,384        12/31/2004
       217           $    21,092             NAP                    NAP              NAP                  NAP           NAP
       218           $    19,857        $ 15,938                    NAP              NAP                  NAP           NAP
       219           $    20,096             NAP                    NAP              NAP                  NAP           NAP
       220           $    21,491             NAP                    NAP              NAP                  NAP           NAP
       221           $    21,333             NAP          $     260,969          12/31/2003       $   313,598        12/31/2004
       222           $    21,384             NAP                    NAP              NAP                  NAP           NAP
       223           $    19,961        $ 16,383                    NAP              NAP                  NAP           NAP
       224           $    19,851        $ 16,235                    NAP              NAP                  NAP           NAP
       225           $    19,523        $ 15,791                    NAP              NAP          $   289,156        12/31/2003
       226           $    20,381             NAP                    NAP              NAP                  NAP           NAP
       227           $    19,674             NAP                    NAP              NAP                  NAP           NAP
       228                   NAP        $ 16,020          $     326,163          12/31/2003       $   341,819        12/31/2004
       229           $    18,592             NAP          $     304,940          12/31/2003       $   322,021        12/31/2004
       230           $    18,451        $ 15,249                    NAP              NAP          $   296,439        12/31/2004
       231           $    18,634        $ 15,492          $     238,958          12/31/2003       $   314,836        12/31/2004
       232           $    18,532             NAP          $     136,209          12/31/2003       $   183,364        12/31/2004
       233           $    17,875             NAP                    NAP              NAP          $   277,621        12/31/2004
       234           $    16,932             NAP                    NAP              NAP                  NAP           NAP
       235           $    16,793             NAP          $     295,506          12/31/2003       $   399,865        12/31/2004
       236           $    17,071        $ 13,992          $     255,788          12/31/2003       $   267,322        12/31/2004
       237           $    17,355        $ 14,372          $     272,401          12/31/2003       $   282,861        12/31/2004
       238           $    16,122        $ 13,011          $     245,625          12/31/2003       $   254,886        12/31/2004
       239           $    17,108        $ 14,334          $     155,868          12/31/2003       $   166,412        12/31/2004
       240           $    17,071             NAP          $     267,646          12/31/2003       $   367,966        12/31/2004
       241           $    16,357             NAP          $     263,589          12/31/2003       $   168,804        12/31/2004
       242           $    17,156             NAP          $     328,468          12/31/2003       $   330,929        12/31/2004
       243           $    16,628             NAP          $     266,537          12/31/2003       $   263,416        12/31/2004
       244                   NAP        $ 12,609                    NAP              NAP          $   191,687        12/31/2004
       245           $    16,878        $ 14,313          $     152,795          12/31/2003       $   169,956        12/31/2004
       246           $    15,828             NAP          $     265,450          12/31/2002       $   277,450        12/31/2003
       247           $    16,282             NAP                    NAP              NAP          $    81,130        12/31/2004
       248           $    15,391             NAP                    NAP              NAP          $    22,250        12/31/2004
       249           $    15,308        $ 12,456          $     192,919          12/31/2002       $   216,777        12/31/2003
       250           $    15,404             NAP                    NAP              NAP                  NAP           NAP
       251           $    15,060             NAP                    NAP              NAP                  NAP           NAP
       252           $    14,171        $ 11,074          $     256,194          12/31/2003       $   266,852        12/31/2004
       253           $    15,948             NAP          $     219,821          12/31/2003       $   231,401        12/31/2004
       254           $    15,514        $ 13,014                    NAP              NAP          $   292,859        12/31/2004
       255           $    14,763        $ 12,082          $     210,984          12/31/2003       $   220,773        12/31/2004
       256           $    15,305        $ 12,807          $     175,347          12/31/2003       $   293,912        12/31/2004
       257           $    17,346             NAP          $     275,252          12/31/2003       $   281,446        12/31/2004
       258           $    14,105        $ 11,374                    NAP              NAP                  NAP           NAP
       259           $    13,914        $ 11,237                    NAP              NAP                  NAP           NAP
       260           $    14,399             NAP          $     309,716          12/31/2003       $   406,657        12/31/2004
       261           $    15,697             NAP          $     253,288          12/31/2003       $   249,527        12/31/2004
       262           $    14,336             NAP                    NAP              NAP                  NAP           NAP
       263           $    14,728             NAP          $     211,035          12/31/2003       $   122,045        12/31/2004
       264           $    13,268        $ 10,666                    NAP              NAP                  NAP           NAP
       265           $    13,642             NAP                    NAP              NAP          $   114,973        12/31/2004
       266           $    14,017        $ 11,744                    NAP              NAP          $   257,423        12/31/2004
       267           $    13,595             NAP          $     257,021          12/31/2003       $   290,492        12/31/2004
       268           $    13,387             NAP                    NAP              NAP                  NAP           NAP
       269           $    12,624             NAP          $     209,826          12/31/2003       $   205,430        12/31/2004
       270           $    12,615             NAP                    NAP              NAP                  NAP           NAP
       271           $    13,331             NAP          $     167,249          12/31/2003       $   146,801        12/31/2004
       272           $    12,903             NAP                    NAP              NAP                  NAP           NAP
       273           $    14,935        $  9,926                    NAP              NAP                  NAP           NAP
       274           $    11,618        $  9,079          $     209,324          12/31/2003       $   227,272        12/31/2004
       275           $    11,674        $  9,422                    NAP              NAP                  NAP           NAP
       276           $    12,162             NAP          $     151,455          12/31/2002       $   150,023        12/31/2003
       277           $    12,998             NAP                    NAP              NAP          $    72,524     T-4 (12/04) Ann.
       278           $    12,055             NAP          $     184,687          12/31/2003       $   217,472        12/31/2004
       279           $    11,030             NAP          $     137,830          12/31/2003       $   157,636        12/31/2004
       280           $    11,463             NAP                    NAP              NAP                  NAP           NAP
       281           $    11,133             NAP          $     142,645          12/31/2003       $   139,052        12/31/2004
       282           $    10,725        $  8,622                    NAP              NAP                  NAP           NAP
       283           $    11,016        $  9,134          $     155,518          12/31/2003       $   140,082        12/31/2004
       284           $    10,586        $  8,556                    NAP              NAP                  NAP           NAP
       285           $    11,294             NAP                    NAP              NAP                  NAP           NAP
       286           $    12,126             NAP          $     245,373          12/31/2003       $   258,246        12/31/2004
       287           $    10,855        $  9,095                    NAP              NAP          $   178,579        12/31/2004
       288           $    10,850             NAP                    NAP              NAP                  NAP           NAP
       289           $    11,172             NAP                    NAP              NAP                  NAP           NAP
       290           $     9,491        $  7,526                    NAP              NAP          $    71,249        12/31/2004
       291           $     9,611             NAP                    NAP              NAP                  NAP           NAP
       292           $    10,153             NAP          $     154,811          12/31/2003       $   140,100        12/31/2004
       293           $     9,226             NAP          $     239,275          12/31/2003       $   232,028        12/31/2004
       294           $     8,825             NAP          $     131,500          12/31/2003       $   132,893        12/31/2004
       295           $     8,993             NAP                    NAP              NAP                  NAP           NAP
       296           $     8,984             NAP          $     452,618          12/31/2003       $   484,113        12/31/2004
       297           $     8,517             NAP          $      85,845          12/31/2003       $    60,120        12/31/2004

       298           $     4,480             NAP                    NAP              NAP          $    64,544        12/31/2004
       299           $     2,711             NAP                    NAP              NAP          $    39,057        12/31/2004
       300           $     2,367             NAP                    NAP              NAP          $    34,092        12/31/2004
       301           $     8,124             NAP                    NAP              NAP                  NAP           NAP
       302           $     7,144             NAP                    NAP              NAP                  NAP           NAP
       303           $     6,864             NAP          $      61,235          12/31/2003       $    96,441        12/31/2004
       304           $     7,102        $  5,962                    NAP              NAP                  NAP           NAP
       305           $     6,821        $  5,304          $     122,710          12/31/2003       $   121,515        12/31/2004
       306           $     6,222             NAP          $     114,269          12/31/2003       $    93,725        12/31/2004
       307           $     6,250             NAP                    NAP              NAP                  NAP           NAP
       308           $     5,944             NAP          $         453          12/31/2003       $       995        12/31/2004

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE    MOST RECENT      MOST RECENT NOI       UNDERWRITABLE   UNDERWRITABLE     NOI         NCF             NCF DSCR
  LOAN NO.            NOI            DATE                NOI           CASH FLOW     DSCR(11)    DSCR(11)    (POST IO PERIOD)(11)
------------------------------------------------------------------------------------------------------------------------------------

      1      $ 13,823,478         12/31/2005          $ 11,044,362   $ 16,744,878     1.48        1.02                   1.02
      2      $  7,426,077         12/31/2005          $  7,359,954   $  8,945,671     1.48        1.02                   1.02
      3      $  6,638,157         12/31/2005          $  5,717,965   $  8,852,307     1.48        1.02                   1.02
      4      $  3,232,065         12/31/2005          $  2,181,322   $  3,550,992     1.48        1.02                   1.02
      5      $  1,120,840         12/31/2005          $  1,694,703   $  2,296,078     1.48        1.02                   1.02

      6      $    648,018        T-3 (10/05)          $  3,448,687   $  3,635,354     1.64        1.52                   1.52
      7               NAP            NAP              $  2,234,575   $  2,359,513     1.64        1.52                   1.52
      8      $    763,757        T-12 (10/05)         $    751,319   $    841,610     1.64        1.52                   1.52
      9      $    772,991      T-5 (05/05) Ann.       $    508,558   $    565,385     1.64        1.52                   1.52
     10      $    191,721        T-12 (10/05)         $    594,077   $    641,250     1.64        1.52                   1.52
     11      $    744,710      T-5 (05/05) Ann.       $    489,952   $    544,700     1.64        1.52                   1.52
     12      $    641,017      T-5 (05/05) Ann.       $    421,731   $    468,856     1.64        1.52                   1.52
     13      $    575,030      T-5 (05/05) Ann.       $    378,317   $    420,591     1.64        1.52                   1.52
     14      $    612,657        T-12 (10/05)         $    262,729   $    297,646     1.64        1.52                   1.52
     15      $    349,678      T-5 (05/05) Ann.       $    230,056   $    255,763     1.64        1.52                   1.52

     16      $    886,426        T-12 (10/05)         $  2,419,143   $  2,492,943     1.59        1.54                   1.27
     17      $  1,836,891        T-12 (10/05)         $  2,236,165   $  2,312,049     1.59        1.54                   1.27
     18      $    732,965        T-12 (10/05)         $  1,853,636   $  1,913,636     1.59        1.54                   1.27
     19      $  1,585,714        T-12 (10/05)         $  1,985,900   $  2,058,700     1.59        1.54                   1.27

     20               NAP            NAP              $  3,186,601   $  3,771,944     1.43        1.20                   1.20
     21      $  1,248,972         12/31/2004          $  1,354,618   $  1,630,395     1.43        1.20                   1.20
     22      $  1,015,710         12/31/2004          $    905,197   $  1,105,120     1.43        1.20                   1.20
     23      $    903,540         12/31/2004          $    860,879   $  1,010,339     1.43        1.20                   1.20
     24      $  6,827,921      T-12 (09/30/05)        $  5,271,052   $  5,588,299     1.55        1.47                   1.20
     25      $  4,865,127        T-12 (09/05)         $  4,603,132   $  5,096,609     1.68        1.51                   1.21

     26               NAP            NAP              $  1,438,059   $  1,630,735     1.37        1.26                   1.26
     27               NAP            NAP              $  1,269,948   $  1,338,080     1.37        1.26                   1.26
     28               NAP            NAP              $  1,123,574   $  1,180,876     1.37        1.26                   1.26

     29               NAP            NAP              $  1,988,433   $  2,209,381     1.78        1.60                   1.33
     30               NAP            NAP              $  1,859,491   $  2,066,111     1.78        1.60                   1.33
     31      $  1,413,990       T-4 (10/31/05)        $  3,982,463   $  4,170,223     2.24        2.14                   2.14
     32      $  3,775,569        T-12 (10/05)         $  3,126,265   $  3,251,886     1.47        1.41                   1.41
     33      $  2,610,359      T-12 (08/31/05)        $  2,931,554   $  3,019,336     1.48        1.44                   1.17

     34      $  1,097,042        T-12 (08/05)         $  1,060,912   $  1,163,739     1.46        1.35                   1.12
     35      $  1,023,035        T-12 (08/05)         $    902,404   $    974,793     1.46        1.35                   1.12
     36      $    173,343        T-12 (08/05)         $    307,175   $    324,725     1.46        1.35                   1.12
     37      $    326,172        T-12 (08/05)         $    306,299   $    322,284     1.46        1.35                   1.12
     38               NAP            NAP              $    210,090   $    222,043     1.46        1.35                   1.12

     39               NAP            NAP              $  2,643,481   $  2,965,109     2.67        2.45                   2.45
     40               NAP            NAP              $  1,456,928   $  1,500,000     2.67        2.45                   2.45
     41      $  1,471,047      T-12 (10/31/05)        $  2,730,027   $  2,803,440     1.56        1.51                   1.51

     42               NAP            NAP              $  1,920,900   $  2,010,960     1.23        1.19                   1.19
     43               NAP            NAP              $  1,448,313   $  1,474,704     1.23        1.19                   1.19
     44      $  3,694,507        T-12 (12/04)         $  2,802,342   $  3,034,487     1.94        1.79                   1.79
     45               NAP            NAP              $  2,522,284   $  2,553,324     1.47        1.45                   1.22
     46               NAP            NAP              $  2,437,388   $  2,470,957     1.22        1.21                   1.21
     47      $  3,439,558    T-9 (10/31/05) Ann.      $  2,229,938   $  2,408,072     1.31        1.21                   1.21
     48      $  2,122,077      T-12 (06/30/05)        $  1,993,857   $  2,066,276     1.56        1.51                   1.20
     49      $  1,812,347        T-12 (09/05)         $  2,012,491   $  2,035,171     1.47        1.45                   1.45
     50               NAP            NAP              $  1,934,347   $  1,977,338     1.53        1.50                   1.21
     51      $  2,623,458    T-9 (09/30/05) Ann.      $  2,110,569   $  2,332,649     1.52        1.37                   1.37
     52      $  2,196,635         12/31/2004          $  2,018,474   $  2,152,240     1.76        1.65                   1.35
     53               NAP            NAP              $  1,814,557   $  1,894,357     1.52        1.46                   1.20
     54      $  2,032,383      T-12 (10/31/05)        $  1,762,938   $  2,029,679     1.79        1.55                   1.25
     55      $  2,158,997         12/31/2004          $  2,028,286   $  2,352,474     1.91        1.65                   1.38
     56      $  1,885,087        T-12 (12/05)         $  1,709,679   $  1,787,379     1.63        1.56                   1.27
     57               NAP            NAP              $  1,703,815   $  1,775,215     1.60        1.54                   1.25
     58      $  1,074,228      T-12 (07/31/05)        $  1,703,858   $  1,799,148     1.64        1.55                   1.27
     59      $  1,697,046      T-12 (08/31/05)        $  1,702,768   $  1,792,093     1.74        1.65                   1.33

     60               NAP            NAP              $    655,650   $    664,620     2.38        2.27                   2.27
     61               NAP            NAP              $    605,587   $    635,945     2.38        2.27                   2.27
     62      $    255,047        T-12 (11/05)         $    480,479   $    517,569     2.38        2.27                   2.27
     63               NAP            NAP              $    334,508   $    361,772     2.38        2.27                   2.27
     64      $  1,699,462    T-10 (10/31/05) Ann.     $  1,751,225   $  1,852,812     1.78        1.68                   1.38

     65      $    726,152      T-12 (08/31/05)        $    679,358   $    750,084     1.52        1.40                   1.40
     66      $    490,853      T-12 (08/31/05)        $    600,110   $    641,167     1.52        1.40                   1.40
     67      $    453,873      T-12 (08/31/05)        $    466,076   $    500,342     1.52        1.40                   1.40
     68      $    620,527        T-12 (11/05)         $  1,493,898   $  1,553,398     1.54        1.49                   1.22
     69      $  1,449,959      T-12 (07/31/05)        $  1,361,285   $  1,424,804     1.63        1.56                   1.23
     70      $    695,275      T-12 (09/30/05)        $  1,376,551   $  1,468,954     1.56        1.46                   1.21
     71      $  1,484,057        T-12 (09/05)         $  1,340,168   $  1,487,168     1.67        1.50                   1.22
     72               NAP            NAP              $  1,329,799   $  1,387,589     1.70        1.63                   1.28

     73      $    753,772        T-12 (09/05)         $    711,726   $    760,561     1.61        1.51                   1.24
     74      $    400,903        T-12 (09/05)         $    371,479   $    403,844     1.61        1.51                   1.24
     75      $    295,522        T-12 (09/05)         $    277,117   $    291,469     1.61        1.51                   1.24
     76      $  1,360,400        T-12 (12/05)         $  1,299,044   $  1,315,394     1.53        1.51                   1.22
     77      $  1,115,295     T-10 (10/05) Ann.       $  1,310,358   $  1,338,867     1.47        1.43                   1.43
     78      $    959,243        T-12 (01/06)         $  1,444,151   $  1,511,278     1.62        1.55                   1.31
     79      $  1,312,426         12/31/2004          $  1,308,733   $  1,356,733     1.49        1.44                   1.21
     80               NAP            NAP              $  1,234,665   $  1,292,197     1.77        1.69                   1.31
     81               NAP            NAP              $  1,264,581   $  1,361,881     1.87        1.74                   1.74
     82      $  1,155,685         12/31/2004          $  1,195,965   $  1,273,326     1.31        1.23                   1.23
     83      $  1,076,112        T-12 (01/06)         $  1,169,316   $  1,235,822     1.54        1.45                   1.20
     84      $  1,157,746        T-12 (06/05)         $  1,125,456   $  1,159,791     1.54        1.50                   1.21
     85      $  1,257,401        T-12 (11/05)         $  1,268,840   $  1,344,164     1.65        1.56                   1.30
     86      $  1,118,770         12/31/2005          $  1,132,847   $  1,193,597     1.70        1.62                   1.28
     87      $  1,384,272     T-7 (07/31/05) Ann      $  1,091,044   $  1,205,500     1.67        1.52                   1.21
     88      $  1,265,564      T-7 (07/05) Ann.       $  1,102,804   $  1,173,955     1.54        1.45                   1.20

     89      $    530,934        T-12 (12/05)         $    543,975   $    568,161     1.41        1.35                   1.35
     90      $    398,754        T-12 (12/05)         $    408,549   $    426,713     1.41        1.35                   1.35
     91      $    310,881        T-12 (12/05)         $    318,517   $    332,678     1.41        1.35                   1.35
     92      $  1,497,766      T-12 (10/31/05)        $  1,161,720   $  1,411,064     2.01        1.66                   1.34
     93      $  1,255,722      T-12 (08/31/05)        $  1,219,030   $  1,305,473     1.47        1.37                   1.37
     94      $    829,729      T-12 (09/30/05)        $    991,969   $  1,039,969     1.55        1.48                   1.19
     95      $  1,174,056      T-12 (08/31/05)        $  1,095,159   $  1,182,023     1.38        1.28                   1.28
     96      $  1,222,799        T-12 (07/05)         $  1,058,892   $  1,156,276     1.94        1.77                   1.38
     97      $    737,037    T-9 (09/30/05) Ann.      $  1,179,696   $  1,290,918     1.89        1.73                   1.32
     98      $    968,368        T-12 (07/05)         $  1,058,002   $  1,145,752     1.76        1.63                   1.32
     99      $    909,832         12/31/2004          $  1,002,560   $  1,067,760     1.79        1.68                   1.32
     100              NAP            NAP              $    986,143   $  1,006,477     1.66        1.62                   1.29
     101     $  1,217,708     T-10 (10/05) Ann.       $  1,018,654   $  1,140,244     1.72        1.54                   1.54
     102     $  1,006,576         12/31/2004          $    959,128   $  1,031,358     1.34        1.25                   1.25
     103              NAP            NAP              $    982,474   $  1,002,474     1.30        1.28                   1.28
     104     $    937,056        T-12 (10/05)         $    987,831   $  1,032,831     1.33        1.27                   1.27
     105              NAP            NAP              $  1,175,101   $  1,305,679     1.67        1.50                   1.50
     106     $    884,097     T-11 (11/05) Ann.       $  1,011,510   $  1,087,510     1.53        1.43                   1.43
     107     $  1,031,825          T-7 Ann.           $    894,586   $    953,204     1.54        1.44                   1.21
     108     $  1,401,177    T-10 (10/31/05) Ann.     $    803,673   $    853,691     1.37        1.29                   1.10

     109     $    725,653         12/31/2004          $    627,791   $    688,772     1.70        1.55                   1.20
     110     $    106,708         12/31/2004          $     95,782   $    102,362     1.70        1.55                   1.20
     111     $     32,352         12/31/2004          $     36,567   $     39,847     1.70        1.55                   1.20
     112     $     65,557         12/31/2004          $     30,556   $     36,876     1.70        1.55                   1.20
     113     $     43,178         12/31/2004          $     31,858   $     35,074     1.70        1.55                   1.20
     114     $     40,138         12/31/2004          $     28,927   $     33,103     1.70        1.55                   1.20
     115     $     34,481         12/31/2004          $     28,790   $     32,230     1.70        1.55                   1.20
     116     $  1,012,364     T-8 (09/8/05) Ann.      $    866,384   $    912,521     1.36        1.29                   1.29
     117              NAP            NAP              $  1,056,102   $  1,119,830     2.43        2.29                   2.29
     118     $    829,183      T-12 (10/31/05)        $    801,368   $    816,301     1.59        1.56                   1.27
     119     $    981,545        T-12 (09/05)         $    868,878   $    927,378     1.74        1.63                   1.63
     120     $    934,465        T-12 (10/05)         $    838,131   $  1,023,285     1.55        1.27                   1.27
     121              NAP            NAP              $    758,139   $    807,063     1.33        1.25                   1.25
     122     $    955,896      T-12 (09/30/05)        $    858,949   $    888,574     1.42        1.37                   1.37
     123     $    887,109        T-12 (11/05)         $    806,066   $    838,566     1.68        1.62                   1.34
     124              NAP            NAP              $    734,120   $    761,814     1.74        1.68                   1.34
     125     $    640,120      T-9 (09/05) Ann.       $    675,838   $    733,838     1.32        1.22                   1.22
     126     $  1,367,072        T-12 (10/05)         $  1,195,306   $  1,414,838     2.26        1.91                   1.91
     127     $    721,379      T-12 (07/31/05)        $    674,469   $    689,519     1.30        1.27                   1.27
     128     $    629,606   Annualized (08/31/05)     $    689,199   $    733,548     1.36        1.28                   1.28
     129     $    761,085        T-12 (09/05)         $    664,041   $    715,791     1.55        1.44                   1.20
     130     $    624,180         12/31/2005          $    636,144   $    667,746     1.53        1.45                   1.20
     131     $    707,559      T-12 (07/31/05)        $    630,536   $    660,923     1.31        1.25                   1.25
     132     $  1,013,639        T-12 (09/05)         $    705,413   $    789,413     1.52        1.36                   1.36
     133              NAP            NAP              $    654,127   $    694,671     1.67        1.57                   1.28
     134              NAP            NAP              $    650,628   $    702,984     1.35        1.25                   1.25
     135     $  1,005,500     T-12 (10/05) Ann.       $    824,151   $    872,578     1.47        1.38                   1.38
     136              NAP            NAP              $    618,952   $    646,312     1.29        1.24                   1.24
     137     $    832,796      T-9 (09/05) Ann.       $    689,174   $    748,028     1.31        1.20                   1.20
     138              NAP            NAP              $    614,469   $    648,946     1.32        1.25                   1.25
     139     $    877,646        T-12 (09/05)         $    657,258   $    666,129     1.58        1.56                   1.31
     140     $    721,304      T-12 (09/30/05)        $    624,611   $    676,834     1.42        1.31                   1.31
     141              NAP            NAP              $    679,010   $    712,877     1.39        1.33                   1.33
     142     $    555,991    T-7 (07/31/05) Ann.      $    614,383   $    670,503     1.79        1.64                   1.32
     143     $    750,657      T-12 (06/30/05)        $    717,550   $    752,400     1.63        1.56                   1.56
     144     $    671,557      T-12 (09/30/05)        $    652,221   $    695,721     1.87        1.75                   1.75
     145     $    179,379        T-12 (08/05)         $    704,067   $    839,663     1.86        1.56                   1.56
     146              NAP            NAP              $    614,944   $    656,603     1.39        1.30                   1.30
     147     $    722,736        T-12 (08/05)         $    604,242   $    683,681     1.75        1.55                   1.29
     148     $    662,663      T-12 (06/30/05)        $    525,006   $    606,556     1.43        1.24                   1.24
     149     $    484,920        T-12 (11/05)         $    522,523   $    542,923     1.26        1.22                   1.22
     150     $    555,899    T-9 (09/30/05) Ann.      $    536,650   $    569,745     1.29        1.22                   1.22
     151     $    457,803        T-12 (10/05)         $    513,001   $    548,001     1.30        1.22                   1.22
     152     $    744,212      T-12 (10/31/05)        $    640,835   $    731,748     1.61        1.41                   1.41
     153     $    824,041      T-12 (08/31/05)        $    660,851   $    750,480     1.81        1.60                   1.60
     154              NAP            NAP              $    492,089   $    494,312     1.24        1.23                   1.23
     155     $    840,015      T-12 (07/31/05)        $    658,774   $    733,420     1.66        1.49                   1.49
     156     $    631,986         12/31/2005          $    511,392   $    579,659     1.49        1.32                   1.32
     157     $    407,055        T-12 (09/05)         $    504,855   $    587,941     1.68        1.45                   1.21

     158              NAP            NAP              $    337,633   $    389,680     1.61        1.39                   1.17
     159              NAP            NAP              $    139,314   $    160,790     1.61        1.39                   1.17
     160     $    149,760        T-12 (09/05)         $    549,564   $    597,859     1.78        1.63                   1.22
     161     $    544,938    T-7 (07/31/05) Ann.      $    452,231   $    482,327     1.33        1.25                   1.25
     162     $    453,647   Annualized (10/31/05)     $    442,756   $    466,006     1.27        1.21                   1.21
     163              NAP            NAP              $    645,957   $    660,657     2.16        2.11                   1.75
     164     $    248,549        T-12 (07/05)         $    450,109   $    482,728     1.35        1.26                   1.26
     165     $    654,303         12/31/2005          $    524,611   $    570,031     1.60        1.47                   1.47
     166     $    608,237     T-12 (05/31/2005)       $    515,274   $    538,074     1.25        1.20                   1.20
     167     $    343,352      T-12 (08/31/05)        $    466,485   $    545,227     1.82        1.56                   1.29
     168     $    494,662        T-12 (10/05)         $    479,888   $    513,888     1.34        1.25                   1.25
     169              NAP            NAP              $    485,168   $    573,692     1.59        1.35                   1.35
     170     $    459,313    T-8 (06/30/05) Ann.      $    470,330   $    489,846     1.44        1.39                   1.39
     171     $    541,460      T-6 (06/05) Ann.       $    446,015   $    510,665     1.44        1.26                   1.26
     172              NAP            NAP              $    428,258   $    448,233     1.68        1.61                   1.29
     173     $    135,667       2004/2005 T-10        $    421,772   $    465,230     1.74        1.58                   1.26
     174     $    438,199        T-12 (10/05)         $    449,587   $    477,815     1.37        1.29                   1.29
     175     $    415,957         12/31/2004          $    412,814   $    414,326     1.26        1.25                   1.25
     176     $  1,015,908        T-12 (11/05)         $    713,713   $    783,832     2.14        1.95                   1.95
     177              NAP            NAP              $    485,616   $    542,733     1.63        1.46                   1.46
     178     $    230,559     Annualized (10/05)      $    415,568   $    467,927     1.40        1.24                   1.24
     179     $    460,545        T-12 (12/05)         $    465,589   $    525,339     1.85        1.64                   1.37
     180              NAP            NAP              $    422,518   $    443,398     1.77        1.69                   1.36
     181     $     19,242    T-7 (07/31/05) Ann.      $    416,786   $    432,402     1.43        1.38                   1.38
     182     $    446,265      T-12 (06/30/05)        $    394,661   $    441,221     1.76        1.58                   1.28
     183     $    884,409        T-12 (08/05)         $    579,438   $    728,430     1.97        1.56                   1.56
     184              NAP            NAP              $    519,455   $    538,736     2.56        2.46                   2.46
     185     $    385,756         12/31/2004          $    402,163   $    421,763     1.39        1.33                   1.33
     186     $    423,032         12/31/2004          $    381,271   $    409,206     1.33        1.24                   1.24
     187     $    391,291      T-12 (07/31/05)        $    480,673   $    497,347     1.61        1.56                   1.56
     188     $    424,438         12/31/2004          $    391,780   $    435,737     1.72        1.55                   1.27
     189     $    419,256        T-12 (10/05)         $    374,975   $    393,499     1.52        1.45                   1.20
     190     $    466,904      T-12 (06/30/05)        $    374,319   $    411,693     1.65        1.50                   1.23
     191     $    130,507        T-12 (12/05)         $    368,900   $    398,650     1.33        1.23                   1.23
     192     $    481,211        T-12 (11/05)         $    445,654   $    467,703     1.40        1.33                   1.33
     193     $    416,335        T-12 (12/05)         $    403,767   $    414,702     1.31        1.28                   1.28
     194     $    529,117        T-12 (12/05)         $    470,557   $    483,257     1.92        1.87                   1.53

     195     $     67,011        T-12 (09/05)         $    128,868   $    140,965     1.32        1.21                   1.21
     196     $     30,241        T-12 (09/05)         $     58,156   $     63,615     1.32        1.21                   1.21
     197     $     25,774        T-12 (09/05)         $     49,565   $     54,217     1.32        1.21                   1.21
     198     $     25,430        T-12 (09/05)         $     48,904   $     53,494     1.32        1.21                   1.21
     199     $     23,368        T-12 (09/05)         $     44,939   $     49,157     1.32        1.21                   1.21
     200     $     22,681        T-12 (09/05)         $     43,617   $     47,711     1.32        1.21                   1.21
     201              NAP            NAP              $    375,965   $    378,139     1.26        1.25                   1.25
     202     $    403,397      T-12 (09/30/05)        $    362,531   $    387,220     1.62        1.52                   1.24
     203              NAP            NAP              $    384,705   $    398,524     1.62        1.57                   1.30
     204     $    583,083         12/31/2004          $    484,503   $    527,528     1.73        1.59                   1.59
     205     $    517,791      T-9 (09/05) Ann.       $    406,388   $    438,388     1.30        1.21                   1.21
     206              NAP            NAP              $    344,369   $    362,181     1.29        1.22                   1.22
     207     $    248,917   Annualized (09/30/05)     $    333,645   $    353,665     1.60        1.51                   1.22
     208              NAP            NAP              $    407,306   $    435,586     1.58        1.48                   1.48
     209     $    515,375        T-12 (09/05)         $    462,174   $    509,674     1.60        1.45                   1.45
     210              NAP            NAP              $    369,087   $    415,395     1.46        1.30                   1.30
     211              NAP            NAP              $    319,781   $    321,581     1.16        1.16                   1.16
     212              NAP            NAP              $    347,016   $    349,200     1.21        1.20                   1.20
     213              NAP            NAP              $    337,929   $    355,929     1.28        1.22                   1.22
     214     $    335,093      T-12 (08/31/05)        $    321,016   $    347,916     1.64        1.52                   1.23
     215              NAP            NAP              $    301,158   $    302,640     1.24        1.24                   1.24
     216     $    342,300      T-12 (08/31/05)        $    309,954   $    331,061     1.67        1.57                   1.27
     217              NAP            NAP              $    348,117   $    397,452     1.57        1.38                   1.38
     218     $    300,271   Annualized (08/20/05)     $    350,936   $    382,594     2.00        1.83                   1.47
     219              NAP            NAP              $    419,193   $    457,369     1.90        1.74                   1.74
     220     $    321,986        T-12 (10/05)         $    328,308   $    350,967     1.36        1.27                   1.27
     221     $    293,661        T-12 (09/05)         $    309,582   $    336,743     1.32        1.21                   1.21
     222              NAP            NAP              $    316,058   $    349,392     1.36        1.23                   1.23
     223              NAP            NAP              $    290,463   $    300,713     1.53        1.48                   1.21
     224              NAP            NAP              $    284,852   $    287,120     1.47        1.46                   1.20
     225     $    316,869         12/31/2004          $    298,061   $    321,321     1.70        1.57                   1.27
     226              NAP            NAP              $    347,727   $    382,510     1.56        1.42                   1.42
     227              NAP            NAP              $    363,517   $    365,690     1.55        1.54                   1.54
     228     $    415,874        T-12 (09/05)         $    304,051   $    343,778     1.79        1.58                   1.58
     229     $    119,637        T-6 (07/05)          $    273,211   $    306,184     1.37        1.22                   1.22
     230     $    276,800        T-12 (09/05)         $    260,470   $    272,470     1.49        1.42                   1.18
     231     $    353,358    T-6 (06/30/05) Ann.      $    279,329   $    329,375     1.77        1.50                   1.25
     232     $    275,760    T-9 (09/30/05) Ann.      $    285,114   $    323,296     1.45        1.28                   1.28
     233     $    315,837        T-12 (10/05)         $    296,268   $    317,675     1.48        1.38                   1.38
     234              NAP            NAP              $    236,400   $    236,400     1.16        1.16                   1.16
     235     $    347,469        T-12 (04/05)         $    274,417   $    339,564     1.69        1.36                   1.36
     236     $    294,993      T-12 (08/31/05)        $    246,697   $    262,621     1.56        1.47                   1.20
     237     $    279,970      T-12 (10/31/05)        $    258,473   $    264,135     1.53        1.50                   1.24
     238     $    310,125      T-12 (09/30/05)        $    250,218   $    273,645     1.75        1.60                   1.29
     239     $    229,070        T-12 (10/05)         $    249,267   $    264,871     1.54        1.45                   1.21
     240     $    340,686        T-12 (09/05)         $    282,141   $    297,144     1.45        1.38                   1.38
     241     $    203,271    T-8 (08/31/05) Ann.      $    239,262   $    259,508     1.32        1.22                   1.22
     242     $    331,564        T-12 (01/06)         $    281,250   $    291,250     1.41        1.37                   1.37
     243     $    292,879      T-12 (08/31/05)        $    262,578   $    283,574     1.42        1.32                   1.32
     244     $    206,887      T-12 (07/31/05)        $    241,426   $    242,875     1.61        1.60                   1.60
     245     $    114,347        T-12 (08/05)         $    243,760   $    257,260     1.50        1.42                   1.20
     246     $    277,450         12/31/2004          $    284,803   $    291,129     1.53        1.50                   1.50
     247     $    145,295        T-12 (10/05)         $    261,624   $    275,624     1.41        1.34                   1.34
     248     $    134,250      T-12 (07/31/05)        $    229,684   $    241,658     1.31        1.24                   1.24
     249     $    243,989         12/31/2004          $    232,066   $    263,080     1.76        1.55                   1.26
     250              NAP            NAP              $    226,254   $    240,178     1.30        1.22                   1.22
     251     $    213,648      T-12 (07/31/05)        $    232,367   $    245,073     1.36        1.29                   1.29
     252     $    247,441      T-12 (07/31/05)        $    237,371   $    246,621     1.86        1.79                   1.40
     253     $    234,659        T-12 (08/05)         $    241,353   $    260,735     1.36        1.26                   1.26
     254     $    289,030        T-12 (09/05)         $    235,102   $    250,352     1.60        1.51                   1.26
     255     $    239,342    T-9 (09/30/05) Ann.      $    208,790   $    224,423     1.55        1.44                   1.18
     256     $    284,976        T-12 (12/05)         $    250,237   $    283,481     1.84        1.63                   1.36
     257     $    249,383    T-9 (09/30/05) Ann.      $    249,357   $    259,357     1.25        1.20                   1.20
     258              NAP            NAP              $    218,162   $    225,622     1.65        1.60                   1.29
     259              NAP            NAP              $    200,916   $    210,291     1.56        1.49                   1.20
     260     $    481,589      T-12 (10/31/05)        $    374,790   $    394,044     2.28        2.17                   2.17
     261     $    266,342    T-10 (10/31/05) Ann.     $    254,726   $    268,163     1.42        1.35                   1.35
     262              NAP            NAP              $    238,403   $    264,991     1.54        1.39                   1.39
     263     $     64,574        T-12 (10/05)         $    213,220   $    221,220     1.25        1.21                   1.21
     264              NAP            NAP              $    193,005   $    202,905     1.59        1.51                   1.21
     265     $    183,200      T-12 (10/31/05)        $    210,436   $    225,351     1.38        1.29                   1.29
     266     $    257,160        T-12 (09/05)         $    210,163   $    223,247     1.58        1.49                   1.25
     267     $    265,465        T-12 (11/05)         $    261,319   $    266,719     1.63        1.60                   1.60
     268              NAP            NAP              $    193,058   $    201,466     1.25        1.20                   1.20
     269     $    243,260      T-12 (05/31/05)        $    190,154   $    219,327     1.45        1.26                   1.26
     270     $    187,121   Annualized (05/31/05)     $    189,541   $    191,001     1.26        1.25                   1.25
     271     $    145,437        T-12 (12/05)         $    203,588   $    212,318     1.33        1.27                   1.27
     272              NAP            NAP              $    198,194   $    198,744     1.28        1.28                   1.28
     273              NAP            NAP              $    248,919   $    265,299     2.23        2.09                   1.39
     274     $    231,637      T-12 (07/30/05)        $    224,938   $    237,938     2.18        2.06                   1.61
     275              NAP            NAP              $    186,389   $    206,813     1.83        1.65                   1.33
     276     $    191,849         12/31/2004          $    193,261   $    214,761     1.47        1.32                   1.32
     277     $    164,388      T-12 (10/31/05)        $    193,786   $    229,589     1.47        1.24                   1.24
     278     $    222,059        T-12 (09/05)         $    196,100   $    229,208     1.58        1.36                   1.36
     279     $    136,937        T-12 (08/05)         $    177,174   $    183,717     1.39        1.34                   1.34
     280              NAP            NAP              $    180,180   $    208,526     1.52        1.31                   1.31
     281     $     48,902        T-12 (12/05)         $    180,267   $    187,467     1.40        1.35                   1.35
     282              NAP            NAP              $    161,154   $    167,574     1.62        1.56                   1.25
     283     $    171,792        T-12 (10/05)         $    162,555   $    179,559     1.64        1.48                   1.23
     284              NAP            NAP              $    159,469   $    173,587     1.69        1.55                   1.26
     285     $    125,066        T-12 (10/05)         $    176,001   $    190,615     1.41        1.30                   1.30
     286     $    285,852        T-12 (09/05)         $    186,590   $    192,454     1.32        1.28                   1.28
     287     $    127,741        T-12 (09/05)         $    191,281   $    200,463     1.84        1.75                   1.47
     288     $    120,909        T-12 (10/05)         $    160,650   $    172,593     1.33        1.23                   1.23
     289              NAP            NAP              $    280,924   $    289,903     2.16        2.10                   2.10
     290     $    190,644    T-9 (09/30/05) Ann.      $    152,901   $    162,295     1.80        1.69                   1.34
     291              NAP            NAP              $    309,148   $    311,371     2.70        2.68                   2.68
     292     $    174,453        T-12 (12/05)         $    147,183   $    153,134     1.26        1.21                   1.21
     293     $    240,097        T-12 (09/05)         $    209,453   $    241,953     2.19        1.89                   1.89
     294     $    145,411      T-12 (06/30/05)        $    149,270   $    155,970     1.47        1.41                   1.41
     295              NAP            NAP              $    147,247   $    153,140     1.42        1.36                   1.36
     296     $    476,102        T-12 (09/05)         $    330,536   $    372,648     3.46        3.07                   3.07
     297     $    142,432        T-12 (10/05)         $    138,653   $    143,337     1.40        1.36                   1.36

     298     $     68,840        T-12 (12/05)         $     64,571   $     68,953     1.28        1.20                   1.20
     299     $     41,657        T-12 (12/05)         $     39,074   $     41,725     1.28        1.20                   1.20
     300     $     36,361        T-12 (12/05)         $     34,107   $     36,421     1.28        1.20                   1.20
     301     $     99,265      T-9 (09/05) Ann.       $    143,775   $    159,620     1.64        1.47                   1.47
     302     $    133,431         12/31/2004          $    115,591   $    122,341     1.43        1.35                   1.35
     303     $    112,844      T-6 (06/05) Ann.       $    109,227   $    130,727     1.59        1.33                   1.33
     304              NAP            NAP              $    143,049   $    149,925     2.10        2.00                   1.68
     305     $    123,843    T-4 (09/30/05) Ann.      $    102,042   $    110,776     1.74        1.60                   1.25
     306     $    188,610    T-9 (09/30/05) Ann.      $    116,581   $    130,581     1.75        1.56                   1.56
     307              NAP            NAP              $     92,219   $    100,122     1.33        1.23                   1.23
     308     $      2,108          T-6 Ann.           $     98,722   $    106,231     1.49        1.38                   1.38

                                                                                      1.59        1.45                   1.32

-------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE   CUT-OFF DATE   BALLOON      BALLOON      APPRAISED    VALUATION
  LOAN NO.            LTV       LTV      BALANCE          VALUE    DATE(12)     LARGEST TENANT(13)
-------------------------------------------------------------------------------------------------------------------------------

     1               59.3%     43.4%  $67,332,688   $177,000,000   06/01/2005   NAP
     2               59.3%     43.4%  $44,678,700   $111,000,000   06/01/2005   NAP
     3               59.3%     43.4%  $37,127,370   $ 90,000,000   06/01/2005   NAP
     4               59.3%     43.4%  $29,576,041   $ 95,000,000   06/01/2005   NAP
     5               59.3%     43.4%  $16,361,214   $ 43,200,000   06/01/2005   NAP

     6               79.5%     79.5%  $37,280,000   $ 46,600,000   12/13/2005   Booz Allen Hamilton, Inc.
     7               79.5%     79.5%  $24,000,000   $ 30,300,000   12/13/2005   Northrop Grumman Systems Corporation
     8               79.5%     79.5%  $10,939,000   $ 14,000,000   12/14/2005   Arbitron Inc.
     9               79.5%     79.5%  $ 6,519,000   $  8,200,000   12/14/2005   SAIC
     10              79.5%     79.5%  $ 6,320,000   $  7,900,000   12/14/2005   Essex Corporation
     11              79.5%     79.5%  $ 6,280,500   $  7,900,000   12/14/2005   American Home Mortgage Corporation
     12              79.5%     79.5%  $ 5,406,000   $  6,800,000   12/14/2005   EVI Technology, LLC
     13              79.5%     79.5%  $ 4,849,500   $  6,100,000   12/14/2005   Coram Healthcare Corp
     14              79.5%     79.5%  $ 4,000,000   $  5,000,000   12/14/2005   Harris Corporation
     15              79.5%     79.5%  $ 2,949,000   $  3,700,000   12/14/2005   Avnet, Inc.

     16              79.5%     71.3%  $25,654,150   $ 35,750,000   11/01/2005   NAP
     17              79.5%     71.3%  $22,963,155   $ 32,000,000   11/07/2005   NAP
     18              79.5%     71.3%  $20,047,911   $ 28,710,000   11/04/2005   NAP
     19              79.5%     71.3%  $19,016,363   $ 26,500,000   10/31/2005   NAP

     20              69.7%     58.7%  $32,642,121   $ 55,500,000   12/01/2005   Thomson, Inc.
     21              69.7%     58.7%  $13,939,068   $ 23,900,000   12/01/2005   United States Postal Service
     22              69.7%     58.7%  $ 9,410,341   $ 16,000,000   12/01/2005   Sur La Table, Inc.
     23              69.7%     58.7%  $ 7,822,346   $ 13,300,000   12/01/2005   Logisco
     24              73.3%     64.3%  $56,597,803   $ 88,000,000   12/04/2005   Bed Bath & Beyond, Inc.
     25              74.8%     69.3%  $53,712,096   $ 77,500,000   10/27/2005   Miller & Martin, PLLC

     26              73.2%     60.7%  $15,781,616   $ 26,000,000   02/01/2006   Champman University
     27              73.2%     60.7%  $11,527,298   $ 19,000,000   05/18/2005   Circuit City
     28              73.2%     60.7%  $10,921,908   $ 18,000,000   12/01/2005   Crush

     29              73.6%     66.2%  $19,387,112   $ 29,300,000   12/06/2005   AllState
     30              73.6%     66.2%  $18,129,928   $ 27,400,000   12/08/2005   AllState
     31              58.3%     58.3%  $40,179,000   $ 68,900,000   11/01/2005   BJ's Wholesale Club, Inc.
     32              76.8%     76.8%  $38,000,000   $ 49,500,000   11/23/2005   First Insurance Company of Hawaii, Ltd.
     33              69.4%     64.5%  $34,522,100   $ 53,500,000   09/14/2005   Ralphs Grocery

     34              82.0%     75.1%  $11,995,471   $ 15,900,000   10/11/2005   Hob-Lob, LP
     35              82.0%     75.1%  $ 9,939,010   $ 13,750,000   10/11/2005   Staples, Inc.
     36              82.0%     75.1%  $ 5,038,263   $  6,200,000   10/11/2005   Beauty Brands
     37              82.0%     75.1%  $ 3,370,934   $  4,600,000   10/11/2005   Cingular Wireless
     38              82.0%     75.1%  $ 2,633,562   $  3,450,000   10/11/2005   Cardinal Fitness

     39              56.2%     56.2%  $23,731,496   $ 43,000,000   11/10/2005   Petsmart
     40              56.2%     56.2%  $11,840,690   $ 20,300,000   11/03/2005   Raytheon Company
     41              74.5%     74.5%  $35,000,000   $ 47,000,000   10/03/2005   Publix

     42              67.3%     44.2%  $12,198,130   $ 25,500,000   01/01/2006   Schneider Resources, Inc.
     43              67.3%     44.2%  $ 9,725,714   $ 24,150,000   04/21/2006   Wal-Mart Stores East, LP
     44              63.0%     63.0%  $30,245,000   $ 48,000,000   04/18/2005   BYSIS
     45              75.5%     70.9%  $28,340,248   $ 40,000,000   12/05/2005   Farmers New World Life Insurance Company
     46              73.7%     62.3%  $24,423,783   $ 39,200,000   11/03/2005   Euromarket Designs, Inc. (C&B)
     47              70.3%     59.0%  $22,596,036   $ 38,300,000   12/14/2005   Northrop Grumman Space & Mission Systems Corp.
     48              78.8%     72.9%  $23,336,627   $ 32,000,000   06/15/2005   The Bon-Ton Department Store
     49              80.0%     80.0%  $24,080,000   $ 30,100,000   11/09/2005   NAP
     50              79.2%     70.7%  $21,413,952   $ 30,300,000   11/30/2005   Facey Medical Foundation
     51              73.4%     61.3%  $19,312,440   $ 31,500,000   07/13/2005   Plexus EAC
     52              68.6%     63.8%  $20,548,274   $ 32,200,000   09/28/2005   Ross Dress for Less
     53              64.3%     57.7%  $19,737,928   $ 34,200,000   10/18/2005   NAP
     54              75.2%     65.6%  $18,509,707   $ 28,200,000   07/15/2005   Midatlantic Cardiovascular
     55              80.0%     78.1%  $20,316,441   $ 26,000,000   12/02/2005   PST Services
     56              74.1%     66.2%  $17,885,686   $ 27,000,000   07/28/2005   NAP
     57              79.5%     71.2%  $17,911,318   $ 25,150,000   08/22/2005   NAP
     58              75.7%     66.4%  $17,207,094   $ 25,900,000   07/28/2005   Kmart Corporation
     59              80.0%     71.4%  $17,128,975   $ 24,000,000   06/10/2005   Office Depot, Inc.

     60              54.0%     54.0%  $ 5,997,350   $ 10,200,000   07/15/2005   Citizens Property Insurance
     61              54.0%     54.0%  $ 5,432,557   $ 10,150,000   09/01/2005   Wickes Furniture Company
     62              54.0%     54.0%  $ 4,278,000   $  9,200,000   06/15/2005   Stonebridge Dental
     63              54.0%     54.0%  $ 3,053,250   $  5,175,000   07/11/2005   Rasmussen College
     64              78.4%     60.3%  $14,232,057   $ 23,600,000   07/22/2005   Tweeters

     65              75.4%     63.1%  $ 5,736,117   $  8,600,000   09/16/2005   TJ Maxx of Illinois, Inc.
     66              75.4%     63.1%  $ 5,469,321   $  8,700,000   04/01/2006   Sofa Express Inc.
     67              75.4%     63.1%  $ 4,218,715   $  7,150,000   04/01/2006   Guitar Center Stores Inc.
     68              78.9%     69.3%  $15,798,469   $ 22,800,000   12/08/2005   NAP
     69              75.8%     67.3%  $15,118,675   $ 22,480,000   08/23/2005   Danky's Sport Bar & Grille
     70              76.7%     73.8%  $15,871,310   $ 21,500,000   11/01/2005   La-Z-Boy
     71              64.3%     57.5%  $14,654,036   $ 25,500,000   06/17/2005   NAP
     72              74.9%     69.2%  $14,870,406   $ 21,500,000   07/28/2005   Giant Food Stores

     73              77.7%     69.7%  $ 8,106,765   $ 11,900,000   12/01/2005   Back Bay Restaurant Group
     74              77.7%     69.7%  $ 3,443,582   $  4,800,000   12/01/2005   Healthtrax
     75              77.7%     69.7%  $ 2,833,781   $  3,950,000   12/01/2005   Circle Furniture
     76              80.0%     69.9%  $13,974,006   $ 20,000,000   10/13/2005   NAP
     77              73.9%     73.9%  $15,675,000   $ 21,200,000   11/20/2005   H.E.B. Grocery Co.
     78              80.0%     74.9%  $14,452,890   $ 19,300,000   10/18/2005   NAP
     79              70.9%     63.9%  $13,746,193   $ 21,500,000   02/04/2005   NAP
     80              76.1%     65.7%  $12,941,179   $ 19,700,000   07/25/2005   BI-LO, LLC
     81              59.0%     59.0%  $14,425,500   $ 24,450,000   01/01/2006   Schnucks Food
     82              70.8%     59.5%  $11,908,616   $ 20,000,000   10/21/2005   Gambro
     83              76.8%     67.7%  $12,336,597   $ 18,220,000   11/03/2005   NAP
     84              78.7%     73.0%  $12,986,276   $ 17,800,000   06/21/2005   Shaw's Supermarkets
     85              78.4%     73.2%  $12,961,081   $ 17,700,000   11/23/2005   NAP
     86              72.3%     62.8%  $11,813,359   $ 18,800,000   07/25/2005   NAP
     87              80.0%     71.3%  $12,114,526   $ 17,000,000   07/20/2005   TJ Maxx
     88              78.0%     67.1%  $11,480,927   $ 17,100,000   10/06/2005   Gold's Gym

     89              79.1%     67.0%  $ 4,816,482   $  7,190,000   09/23/2005   NAP
     90              79.1%     67.0%  $ 3,617,386   $  5,400,000   09/23/2005   NAP
     91              79.1%     67.0%  $ 2,820,221   $  4,210,000   09/23/2005   NAP
     92              79.8%     71.2%  $11,608,493   $ 16,300,000   05/16/2005   Comerica Bank - Training Center
     93              76.1%     64.0%  $10,883,151   $ 17,000,000   07/11/2005   Bridges, Billiards, & Grill
     94              79.5%     73.6%  $11,556,552   $ 15,700,000   05/19/2005   NAP
     95              72.0%     60.6%  $10,476,534   $ 17,300,000   09/29/2005   Pathmark
     96              79.6%     73.4%  $11,154,051   $ 15,200,000   08/17/2005   NAP
     97              73.6%     58.6%  $ 9,557,260   $ 16,300,000   08/23/2005   Roja, LLC
     98              76.9%     71.4%  $11,141,757   $ 15,600,000   09/14/2005   NAP
     99              80.0%     73.8%  $11,002,638   $ 14,900,000   07/11/2005   Advanced Imaging Partners
    100              78.7%     68.3%  $10,250,416   $ 15,000,000   06/05/2005   Harris Teeter
    101              66.8%     66.8%  $11,750,000   $ 17,600,000   11/01/2005   Sparling Technology, Inc.
    102              68.9%     58.0%  $ 9,392,711   $ 16,200,000   10/21/2005   County of Orange
    103              75.3%     63.5%  $ 9,277,608   $ 14,600,000   08/01/2005   NAP
    104              79.6%     67.4%  $ 9,297,773   $ 13,790,000   10/06/2005   NAP
    105              73.8%     56.0%  $ 8,287,459   $ 14,800,000   08/29/2005   Thomasville
    106              70.8%     64.1%  $ 9,610,139   $ 15,000,000   11/24/2004   NAP
    107              73.1%     65.9%  $ 9,506,609   $ 14,430,000   11/10/2005   Circuit City Stores, Inc
    108              69.4%     61.8%  $ 8,901,704   $ 14,400,000   06/14/2004   North Shore Community Services

    109              75.0%     62.2%  $ 5,784,411   $  9,300,000   10/18/2005   Ollie's Bargain Outlet
    110              75.0%     62.2%  $   808,573   $  1,300,000   10/21/2005   Dollar General
    111              75.0%     62.2%  $   317,210   $    510,000   10/18/2005   Dollar General
    112              75.0%     62.2%  $   286,110   $    460,000   10/18/2005   Dollar General
    113              75.0%     62.2%  $   279,891   $    450,000   10/18/2005   Dollar General
    114              75.0%     62.2%  $   267,452   $    430,000   10/18/2005   Dollar General
    115              75.0%     62.2%  $   261,232   $    420,000   10/18/2005   Dollar General
    116              79.9%     67.4%  $ 8,091,904   $ 12,000,000   10/13/2005   Food Lion
    117              58.5%     58.5%  $ 9,558,000   $ 16,350,000   10/17/2005   DSW Shoe Warehouse
    118              79.0%     73.4%  $ 8,732,597   $ 11,900,000   10/28/2005   NAP
    119              69.0%     69.0%  $ 9,250,000   $ 13,400,000   10/10/2005   NAP
    120              62.5%     51.5%  $ 7,401,100   $ 14,360,000   12/01/2005   J.C. Penney
    121              78.4%     65.8%  $ 7,510,805   $ 11,410,000   09/07/2005   Indigo Joe's Sports Pub & Restaurant
    122              64.5%     54.8%  $ 7,453,402   $ 13,600,000   10/14/2005   24 Hour Fitness USA, Inc.
    123              76.1%     66.9%  $ 7,697,868   $ 11,500,000   11/16/2005   NAP
    124              76.7%     66.8%  $ 7,232,347   $ 10,820,000   05/17/2005   Wild Oats Markets, Inc. dba Henry's Marketplace
    125              76.7%     64.2%  $ 6,854,074   $ 10,670,000   10/11/2005   NAP
    126              55.0%     47.5%  $ 6,890,661   $ 14,500,000   10/14/2005   NAP
    127              76.5%     63.9%  $ 6,645,016   $ 10,400,000   06/13/2005   NAP
    128              71.2%     59.8%  $ 6,609,553   $ 11,050,000   09/01/2005   Men's Fashion
    129              74.1%     65.4%  $ 6,936,493   $ 10,600,000   10/04/2005   NAP
    130              77.5%     68.1%  $ 6,813,245   $ 10,000,000   10/05/2005   Chilly TJJ's Incorporated
    131              79.6%     66.5%  $ 6,319,238   $  9,500,000   08/08/2005   Sleepy's Inc.
    132              79.6%     66.9%  $ 6,325,580   $  9,450,000   10/26/2005   NAP
    133              75.0%     67.2%  $ 6,718,582   $ 10,000,000   01/01/2006   Mission Federal Credit Union
    134              77.5%     65.5%  $ 6,316,496   $  9,650,000   11/15/2005   Mikado II
    135              68.6%     44.6%  $ 4,683,844   $ 10,500,000   09/02/2005   Cobb Theater
    136              79.6%     67.3%  $ 6,058,502   $  9,000,000   09/01/2005   Thomasville
    137              56.5%     36.2%  $ 4,556,094   $ 12,600,000   10/06/2005   NAP
    138              69.4%     58.6%  $ 5,972,689   $ 10,200,000   06/07/2005   Z Gallerie
    139              78.3%     69.3%  $ 6,240,909   $  9,000,000   09/02/2005   NAP
    140              78.1%     65.4%  $ 5,883,336   $  9,000,000   08/23/2005   Sports Authority
    141              68.9%     52.7%  $ 5,325,463   $ 10,100,000   07/19/2005   24 Hour Fitness USA, Inc.
    142              77.9%     69.5%  $ 6,189,729   $  8,900,000   08/04/2005   J&M Sales, Inc. d/b/a Fallas Parades
    143              67.9%     56.9%  $ 5,742,712   $ 10,100,000   07/26/2005   Planned System Integrations (PSI)
    144              67.0%     67.0%  $ 6,700,000   $ 10,000,000   10/25/2005   NAP
    145              60.9%     50.9%  $ 5,599,229   $ 11,000,000   08/22/2005   Bentley World Packaging
    146              79.0%     67.0%  $ 5,664,689   $  8,450,000   10/28/2005   Panera Bread
    147              73.4%     64.8%  $ 5,866,846   $  9,050,000   03/21/2005   Tom's Food Market, Inc
    148              76.6%     64.0%  $ 5,311,543   $  8,300,000   06/28/2005   Weis Markets
    149              79.6%     66.7%  $ 5,272,408   $  7,900,000   10/27/2005   NAP
    150              75.8%     64.4%  $ 5,216,685   $  8,100,000   10/17/2005   Pizza Pro
    151              74.8%     63.1%  $ 5,140,263   $  8,150,000   11/09/2005   NAP
    152              67.6%     52.0%  $ 4,680,043   $  9,000,000   10/24/2005   NAP
    153              73.2%     61.4%  $ 5,100,003   $  8,300,000   10/10/2005   NAP
    154              70.4%     58.6%  $ 5,040,436   $  8,600,000   08/28/2005   Walgreen Co.
    155              73.8%     56.5%  $ 4,629,627   $  8,200,000   08/03/2005   NAP
    156              63.5%     52.6%  $ 4,947,836   $  9,400,000   08/31/2005   American Hotel Register Company
    157              80.0%     74.7%  $ 5,565,642   $  7,450,000   10/27/2005   Ortale, Kelly, Herbert & Crawford

    158              79.7%     69.8%  $ 3,593,015   $  5,150,000   09/21/2005   Saertex USA
    159              79.7%     69.8%  $ 1,482,555   $  2,125,000   09/20/2005   Hunter Engineering
    160              79.3%     60.7%  $ 4,401,447   $  7,250,000   11/04/2005   Wendel Duschscherer
    161              76.0%     63.3%  $ 4,557,304   $  7,200,000   08/03/2005   Peppinos Inc.
    162              66.1%     55.6%  $ 4,502,152   $  8,100,000   11/21/2005   NAP
    163              70.7%     62.3%  $ 4,672,525   $  7,500,000   07/25/2005   NAP
    164              73.4%     61.4%  $ 4,420,186   $  7,200,000   08/01/2005   Painter & Allied
    165              49.5%     41.5%  $ 4,423,030   $ 10,650,000   08/08/2005   NAP
    166              76.3%     49.4%  $ 3,406,400   $  6,900,000   08/10/2005   University of Arizona
    167              70.0%     62.9%  $ 4,716,858   $  7,500,000   10/04/2005   Banner Health
    168              79.8%     68.4%  $ 4,444,048   $  6,500,000   10/31/2005   NAP
    169              71.3%     58.7%  $ 4,261,290   $  7,260,000   09/29/2005   TW Metals, Inc. - Carol Stream, IL
    170              74.3%     61.9%  $ 4,300,595   $  6,950,000   06/03/2005   Waterstone Market
    171              74.3%     62.6%  $ 4,321,935   $  6,900,000   07/25/2005   Greene-Hazel & Associates
    172              67.6%     59.0%  $ 4,363,226   $  7,400,000   08/20/2005   Circuit City
    173              73.5%     62.2%  $ 4,230,337   $  6,800,000   07/15/2005   SKCAY Enterprises & San Diego Volleyball Club
    174              61.6%     52.0%  $ 4,212,439   $  8,100,000   08/22/2005   NAP
    175              75.8%     63.3%  $ 4,144,391   $  6,550,000   07/07/2005   Walgreens
    176              70.8%     54.4%  $ 3,808,556   $  7,000,000   04/11/2005   NAP
    177              78.6%     66.1%  $ 4,099,339   $  6,200,000   07/05/2005   Brand Bank
    178              79.8%     67.3%  $ 4,057,138   $  6,025,000   12/10/2005   Romelco OHS Exec. Suites
    179              78.2%     69.1%  $ 4,251,067   $  6,150,000   12/13/2005   NAP
    180              70.0%     61.1%  $ 4,092,705   $  6,700,000   08/20/2005   Stein Mart, Inc.
    181              77.0%     64.0%  $ 3,840,355   $  6,000,000   07/07/2005   Marlow's
    182              80.0%     70.0%  $ 4,023,897   $  5,750,000   07/13/2005   NAP
    183              69.4%     54.9%  $ 3,624,252   $  6,600,000   09/28/2005   NAP
    184              57.5%     57.5%  $ 4,543,000   $  7,900,000   10/01/2005   Ridge Tool Company
    185              74.2%     62.0%  $ 3,782,042   $  6,100,000   09/17/2005   AAA
    186              68.0%     57.2%  $ 3,773,857   $  6,600,000   10/21/2005   St. Margaret's School
    187              50.9%     42.8%  $ 3,770,703   $  8,800,000   08/18/2005   NAP
    188              78.6%     69.1%  $ 3,938,495   $  5,700,000   11/15/2005   The Blindspot
    189              67.7%     61.0%  $ 4,005,964   $  6,570,000   11/02/2005   Barbeques Galore
    190              68.5%     60.1%  $ 3,907,571   $  6,500,000   06/29/2005   Roy H Long Realty Co
    191              77.2%     64.6%  $ 3,721,714   $  5,760,000   10/31/2005   NAP
    192              72.7%     56.1%  $ 3,423,476   $  6,100,000   07/19/2005   FAMSA
    193              79.8%     67.8%  $ 3,761,781   $  5,550,000   10/18/2005   NAP
    194              77.2%     67.3%  $ 3,834,069   $  5,700,000   10/11/2005   NAP

    195              77.5%     65.6%  $ 1,279,753   $  1,950,000   10/19/2005   Social Security Admin
    196              77.5%     65.6%  $   577,530   $    880,000   10/19/2005   Dollar General
    197              77.5%     65.6%  $   492,213   $    750,000   10/19/2005   Dollar General
    198              77.5%     65.6%  $   485,650   $    740,000   10/19/2005   Auto Point
    199              77.5%     65.6%  $   446,273   $    680,000   10/19/2005   Dollar General
    200              77.5%     65.6%  $   433,147   $    660,000   10/19/2005   Dollar General
    201              72.3%     60.9%  $ 3,656,707   $  6,000,000   08/19/2005   Walgreens
    202              67.9%     63.1%  $ 3,977,425   $  6,300,000   10/21/2005   Ski.com
    203              74.9%     63.1%  $ 3,579,741   $  5,675,000   05/01/2006   Trader Joe's
    204              70.0%     63.4%  $ 3,802,220   $  6,000,000   04/27/2005   Pfizer Inc
    205              59.7%     38.2%  $ 2,676,307   $  7,000,000   10/06/2005   NAP
    206              78.8%     66.0%  $ 3,498,501   $  5,300,000   07/28/2005   Surgery Center of Lancaster
    207              73.6%     64.2%  $ 3,597,871   $  5,600,000   10/05/2005   U.S. Government
    208              71.1%     59.7%  $ 3,446,573   $  5,775,000   01/25/2005   Bruno's
    209              77.4%     70.5%  $ 3,731,599   $  5,290,000   04/05/2005   NAP
    210              66.9%     55.1%  $ 3,359,864   $  6,100,000   10/14/2005   TW Metals, Inc.
    211              54.4%     45.6%  $ 3,420,768   $  7,500,000   08/24/2005   NAP
    212              70.3%     59.6%  $ 3,435,727   $  5,760,000   11/18/2005   Walgreen Co.
    213              79.8%     67.3%  $ 3,365,908   $  5,000,000   10/12/2005   NAP
    214              67.2%     60.1%  $ 3,483,415   $  5,800,000   09/01/2005   Weston's Market
    215              74.5%     62.0%  $ 3,067,432   $  4,950,000   09/26/2005   Walgreens
    216              61.1%     54.6%  $ 3,260,119   $  5,970,000   09/01/2005   Ramona Auto Services, Inc.
    217              65.7%     54.1%  $ 2,991,097   $  5,530,000   10/02/2005   TW-Metals Inc. - Forest Park, GA
    218              75.8%     67.6%  $ 3,208,755   $  4,750,000   08/19/2005   Northern Tool & Equipment
    219              67.8%     56.9%  $ 3,015,854   $  5,300,000   01/31/2005   Food World
    220              79.8%     67.9%  $ 3,054,562   $  4,500,000   10/25/2005   NYSARC, INC.
    221              77.8%     66.1%  $ 3,039,166   $  4,600,000   11/28/2005   New Hope Community Church
    222              58.6%     50.1%  $ 3,003,951   $  6,000,000   10/31/2005   Adjoined Consulting, Inc.
    223              66.0%     59.2%  $ 3,138,050   $  5,300,000   10/19/2005   NAP
    224              68.6%     65.9%  $ 3,362,548   $  5,100,000   10/03/2005   Walgreens
    225              72.2%     64.4%  $ 3,125,539   $  4,850,000   07/25/2005   Metropolis Label Corp.
    226              69.7%     51.0%  $ 2,498,401   $  4,900,000   08/04/2005   Advanced Circuits
    227              61.2%     51.7%  $ 2,845,098   $  5,500,000   10/25/2005   Walgreen Co.
    228              68.4%     68.4%  $ 3,350,000   $  4,900,000   10/10/2005   Technology Collaborative
    229              77.7%     64.9%  $ 2,792,490   $  4,300,000   07/28/2005   Richard Mattison
    230              76.2%     66.2%  $ 2,782,358   $  4,200,000   09/19/2005   NAP
    231              77.1%     74.2%  $ 3,080,731   $  4,150,000   10/01/2005   Neopost
    232              75.5%     63.7%  $ 2,692,726   $  4,230,000   10/18/2005   The GEO Group
    233              57.3%     48.2%  $ 2,605,435   $  5,400,000   11/09/2005   Albertsons
    234              74.7%     62.1%  $ 2,559,233   $  4,120,000   09/19/2005   CVS
    235              76.8%     71.7%  $ 2,867,141   $  4,000,000   05/12/2005   The Looney Bin
    236              71.4%     61.3%  $ 2,575,249   $  4,200,000   10/11/2005   Tandy Corp, dba Radio Shack
    237              76.9%     71.7%  $ 2,797,330   $  3,900,000   10/28/2005   NAP
    238              74.4%     65.0%  $ 2,533,213   $  3,900,000   08/31/2005   Media Evolution
    239              78.4%     69.3%  $ 2,565,436   $  3,700,000   10/11/2005   NAP
    240              76.1%     64.5%  $ 2,451,231   $  3,800,000   11/21/2005   NAP
    241              73.1%     61.3%  $ 2,422,561   $  3,950,000   10/06/2005   Anytime Fitness
    242              62.5%     53.1%  $ 2,442,221   $  4,600,000   11/03/2005   NAP
    243              74.5%     63.1%  $ 2,397,584   $  3,800,000   09/06/2005   Family Medical Care, P.A.
    244              72.7%     72.7%  $ 2,800,000   $  3,850,000   07/21/2005   Walgreen, Co.
    245              75.9%     66.1%  $ 2,437,318   $  3,689,000   01/01/2006   NAP
    246              68.0%     57.1%  $ 2,340,468   $  4,100,000   08/11/2005   Texas Roadhouse
    247              77.6%     65.8%  $ 2,334,276   $  3,550,000   10/11/2005   NAP
    248              69.5%     58.2%  $ 2,292,282   $  3,940,000   08/01/2005   Thai Restaurant
    249              77.7%     66.5%  $ 2,328,098   $  3,500,000   07/01/2005   Threads of Time
    250              77.2%     64.8%  $ 2,268,667   $  3,500,000   10/14/2005   Panda Express
    251              79.0%     66.1%  $ 2,249,036   $  3,400,000   08/18/2005   Black Belt Academy, Inc.
    252              79.5%     73.4%  $ 2,457,580   $  3,350,000   08/17/2005   NAP
    253              74.1%     63.2%  $ 2,259,673   $  3,575,000   09/01/2005   Wilson Ear, Nose & Throat
    254              75.0%     66.4%  $ 2,322,881   $  3,500,000   11/02/2005   NAP
    255              60.5%     56.2%  $ 2,418,594   $  4,300,000   10/21/2005   Amen Wardy
    256              80.0%     70.7%  $ 2,298,830   $  3,250,000   12/20/2005   NAP
    257              64.7%     41.4%  $ 1,656,761   $  4,000,000   10/06/2005   NAP
    258              65.0%     60.3%  $ 2,356,212   $  3,910,000   10/01/2005   Surewest Wireless
    259              79.7%     74.0%  $ 2,320,208   $  3,135,000   08/22/2005   Mattress Firm Operating, Ltd.
    260              55.4%     46.7%  $ 2,100,523   $  4,500,000   10/03/2005   NAP
    261              68.3%     52.7%  $ 1,923,956   $  3,650,000   10/27/2005   Houligan's
    262              62.2%     52.5%  $ 2,098,027   $  4,000,000   09/27/2005   TW Metals
    263              66.7%     62.6%  $ 2,315,819   $  3,700,000   10/11/2005   NAP
    264              72.7%     63.5%  $ 2,094,348   $  3,300,000   08/20/2005   Office Depot
    265              78.5%     65.9%  $ 2,009,152   $  3,050,000   11/01/2005   Connecticut River Community Bank
    266              79.2%     70.1%  $ 2,102,384   $  3,000,000   11/02/2005   NAP
    267              73.3%     61.8%  $ 1,976,876   $  3,200,000   11/29/2005   NAP
    268              78.1%     65.6%  $ 1,968,985   $  3,000,000   10/01/2005   7-Eleven, Inc.
    269              78.3%     65.1%  $ 1,921,635   $  2,950,000   06/14/2005   Akron General Medical Center
    270              76.9%     64.2%  $ 1,906,415   $  2,970,000   07/08/2005   Walgreens
    271              69.9%     59.4%  $ 1,905,700   $  3,210,000   10/25/2005   NAP
    272              74.8%     63.0%  $ 1,888,655   $  3,000,000   11/01/2005   Commerce Bank
    273              74.6%     51.3%  $ 1,513,485   $  2,950,000   06/27/2005   National Vendor Services (Office and Warehouse)
    274              79.4%     73.3%  $ 2,014,773   $  2,750,000   08/17/2005   NAP
    275              80.8%     70.6%  $ 1,834,371   $  2,600,000   10/12/2005   Mission Foods
    276              70.3%     59.5%  $ 1,767,596   $  2,970,000   08/29/2005   NAP
    277              73.7%     56.9%  $ 1,593,035   $  2,800,000   10/24/2005   Severn Trent Laboratories, Inc
    278              73.9%     63.0%  $ 1,701,423   $  2,700,000   11/18/2005   Murray's Auto
    279              79.6%     66.6%  $ 1,651,075   $  2,480,000   08/09/2005   NAP
    280              70.4%     59.4%  $ 1,662,916   $  2,800,000   10/13/2005   SBC
    281              74.7%     62.8%  $ 1,631,872   $  2,600,000   09/23/2005   NAP
    282              62.6%     54.6%  $ 1,692,932   $  3,100,000   08/20/2005   Washington Mutual
    283              79.2%     69.8%  $ 1,675,030   $  2,400,000   10/27/2005   Intecon, Inc
    284              80.0%     69.9%  $ 1,660,843   $  2,375,000   12/01/2005   Comet Cleaners
    285              77.1%     65.5%  $ 1,610,244   $  2,460,000   10/11/2005   Tan Lines
    286              67.6%     52.5%  $ 1,471,058   $  2,800,000   10/27/2005   NAP
    287              75.9%     65.7%  $ 1,593,013   $  2,425,000   12/04/2005   NAP
    288              68.6%     58.4%  $ 1,531,281   $  2,620,000   11/09/2005   US Cellular
    289              39.9%     30.7%  $ 1,379,575   $  4,500,000   10/17/2005   Eckerd
    290              68.6%     63.5%  $ 1,618,461   $  2,550,000   10/01/2005   Payless Shoes
    291              32.9%     27.7%  $ 1,399,793   $  5,050,000   09/14/2005   Walgreen Co.
    292              77.9%     60.3%  $ 1,235,778   $  2,050,000   11/11/2005   NAP
    293              48.3%     40.8%  $ 1,345,082   $  3,300,000   10/28/2005   NAP
    294              78.8%     65.8%  $ 1,328,585   $  2,020,000   08/12/2005   NAP
    295              75.6%     64.4%  $ 1,274,218   $  1,980,000   03/09/2005   Washington Mutual
    296              23.4%     19.9%  $ 1,273,848   $  6,400,000   11/21/2005   Bonanza Street Books
    297              72.3%     61.3%  $ 1,225,212   $  2,000,000   10/12/2005   NAP

    298              67.0%     53.4%  $   520,202   $    975,000   09/28/2005   NAP
    299              67.0%     53.4%  $   314,789   $    590,000   09/28/2005   NAP
    300              67.0%     53.4%  $   274,773   $    515,000   09/28/2005   NAP
    301              73.4%     62.2%  $ 1,166,448   $  1,875,000   10/10/2005   Bahr Vermeer & Haecker Architects:
    302              79.2%     66.4%  $ 1,063,138   $  1,600,000   02/27/2005   Overly Group
    303              63.3%     52.9%  $ 1,036,427   $  1,960,000   07/13/2005   NAP
    304              50.0%     46.8%  $ 1,122,096   $  2,400,000   10/21/2005   Vanderbilt University
    305              76.8%     63.7%  $   891,981   $  1,400,000   08/23/2005   Cambria Residential Services
    306              68.9%     58.3%  $   898,557   $  1,540,000   07/07/2005   NAP
    307              73.5%     62.4%  $   892,525   $  1,430,000   10/18/2005   Rent A Center West, Inc.
    308              79.9%     67.8%  $   847,406   $  1,250,000   10/28/2005   LA Tan

                     71.9%     63.0%

-------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE        LEASE                                                                                 LEASE
  LOAN NO.   EXPIRATION DATE    % NSF   SECOND LARGEST TENANT(13)                                  EXPIRATION DATE   % NSF
-------------------------------------------------------------------------------------------------------------------------------

     1             NAP            NAP   NAP                                                              NAP           NAP
     2             NAP            NAP   NAP                                                              NAP           NAP
     3             NAP            NAP   NAP                                                              NAP           NAP
     4             NAP            NAP   NAP                                                              NAP           NAP
     5             NAP            NAP   NAP                                                              NAP           NAP

     6         12/31/2015      100.0%   NAP                                                              NAP           NAP
     7         07/31/2012      100.0%   NAP                                                              NAP           NAP
     8         12/31/2009       26.6%   Sierra Nevada Corporation                                    05/31/2009       9.0%
     9         08/31/2008       58.7%   Manchester Technologies                                      01/31/2009      22.6%
     10        05/31/2012      100.0%   NAP                                                              NAP           NAP
     11        08/31/2009      100.0%   NAP                                                              NAP           NAP
     12        02/28/2016      100.0%   NAP                                                              NAP           NAP
     13        03/31/2010       41.4%   Association Services Corp                                    09/30/2009      15.4%
     14        10/31/2010       80.2%   Benford Food Group                                           09/30/2012       5.4%
     15        12/31/2009      100.0%   NAP                                                              NAP           NAP

     16            NAP            NAP   NAP                                                              NAP           NAP
     17            NAP            NAP   NAP                                                              NAP           NAP
     18            NAP            NAP   NAP                                                              NAP           NAP
     19            NAP            NAP   NAP                                                              NAP           NAP

     20        06/30/2008       67.4%   Carrier Corporation                                          01/09/2013      32.6%
     21        12/31/2010       50.0%   American Wood Moulding                                       06/30/2013      38.5%
     22        01/31/2014       50.0%   Genco Distribution                                           04/30/2008      50.0%
     23        01/31/2011      100.0%   NAP                                                              NAP           NAP
     24        01/31/2012        7.6%   Gart Bros. Sporting Goods Company                            01/31/2015       7.4%
     25        02/29/2016       13.9%   US Bancorp                                                   12/31/2012       9.8%

     26        11/30/2015       20.5%   Keller Williams (KW)                                         11/14/2010      14.5%
     27        12/31/2020       51.2%   Imperial Furniture                                           04/10/2016      28.1%
     28        01/31/2015       24.5%   Massage Envy                                                 07/14/2010       9.8%

     29        12/31/2015      100.0%   NAP                                                              NAP           NAP
     30        12/31/2015      100.0%   NAP                                                              NAP           NAP
     31        10/31/2025       35.9%   TJ Maxx                                                      10/31/2014      14.5%
     32        02/28/2018       49.8%   Straub Clinic & Hospital                                     01/31/2008      27.2%
     33        12/31/2022       32.2%   Ross Dress for Less                                          01/31/2008      14.7%

     34        12/31/2013       42.9%   Party City                                                   09/30/2007       8.9%
     35        09/30/2012       29.6%   Pep Boys                                                     05/31/2018      27.6%
     36        12/31/2009       30.3%   Panera                                                       08/31/2014      23.2%
     37        12/31/2006       26.7%   Once Upon a Child                                            11/30/2008      25.6%
     38        09/30/2010       63.0%   Sport Clips                                                  11/30/2010      10.4%

     39        09/30/2015      100.0%   NAP                                                              NAP           NAP
     40        06/30/2014      100.0%   NAP                                                              NAP           NAP
     41        11/30/2024       35.3%   Chilis Grill & Bar                                           01/31/2015       4.4%

     42        02/28/2021      100.0%   NAP                                                              NAP           NAP
     43        12/31/2020      100.0%   NAP                                                              NAP           NAP
     44        08/31/2017       95.5%   Principal Financial Group                                    05/31/2006       4.5%
     45        12/31/2020      100.0%   NAP                                                              NAP           NAP
     46        11/20/2025      100.0%   NAP                                                              NAP           NAP
     47        01/31/2012      100.0%   NAP                                                              NAP           NAP
     48        02/01/2014       39.4%   Big Y Supermarket                                            11/30/2022      34.2%
     49            NAP            NAP   NAP                                                              NAP           NAP
     50        08/31/2020       37.6%   Santa Clarita Valley Surgery Center                          12/31/2020      15.8%
     51        11/30/2016       59.7%   Eagle Test Systems                                           12/31/2014      40.3%
     52        01/31/2014       19.1%   TJ Maxx                                                      01/31/2007      14.3%
     53            NAP            NAP   NAP                                                              NAP           NAP
     54        06/30/2016       11.3%   The Health Associates, PA                                    07/31/2006      10.6%
     55        12/31/2009       10.4%   Express Financial                                            05/31/2009       8.7%
     56            NAP            NAP   NAP                                                              NAP           NAP
     57            NAP            NAP   NAP                                                              NAP           NAP
     58        10/31/2006       38.7%   Marshalls                                                    09/30/2015      26.9%
     59        11/30/2015       20.3%   PetsMart                                                     01/28/2008      16.3%

     60        10/31/2015      100.0%   NAP                                                              NAP           NAP
     61        11/30/2020      100.0%   NAP                                                              NAP           NAP
     62        10/31/2007       10.4%   Ginny's Market Collection                                    07/31/2007       8.7%
     63        06/30/2015      100.0%   NAP                                                              NAP           NAP
     64        06/30/2016        8.5%   News Center                                                  05/31/2005       7.5%

     65        01/31/2011       35.8%   Michigan Sporting Goods Distributors / MC Sports             01/31/2010      13.9%
     66        03/04/2011       36.5%   Harbor Freight Tools USA, Inc.                               03/31/2016      23.7%
     67        03/22/2011       31.0%   Danish Inspirations of Indiana Inc.                          07/25/2012      30.6%
     68            NAP            NAP   NAP                                                              NAP           NAP
     69        08/31/2014       12.7%   U.S. Health Works                                            11/30/2006      10.4%
     70        10/14/2015       36.2%   Video Only, Inc                                              10/31/2013      15.6%
     71            NAP            NAP   NAP                                                              NAP           NAP
     72        08/31/2025       68.5%   Goodwill                                                     01/31/2016      31.5%

     73        11/06/2013       40.0%   Rugged Bear                                                  10/31/2012       6.0%
     74        03/31/2010       72.7%   Primary and Preventive Care                                  01/31/2007       7.0%
     75        05/15/2009       22.1%   Food Tech Structures LLC and Food Tech Structures LLC II     12/31/2008      18.7%
     76            NAP            NAP   NAP                                                              NAP           NAP
     77        02/28/2017       79.2%   Washington Mutual Bank                                       05/31/2012       4.3%
     78            NAP            NAP   NAP                                                              NAP           NAP
     79            NAP            NAP   NAP                                                              NAP           NAP
     80        11/30/2024       60.9%   Italian Pie                                                  04/30/2015       3.6%
     81        04/30/2020       46.1%   Marshall's                                                   05/31/2014      20.4%
     82        07/31/2009        8.4%   Horizon High School                                          07/31/2006       5.8%
     83            NAP            NAP   NAP                                                              NAP           NAP
     84        02/28/2021       62.3%   The TJX Companies                                            11/30/2011      34.2%
     85            NAP            NAP   NAP                                                              NAP           NAP
     86            NAP            NAP   NAP                                                              NAP           NAP
     87        10/31/2008       21.8%   OfficeMax, Inc.                                              01/31/2007      17.3%
     88        05/31/2010       38.3%   Wagon Wheel Security                                         02/28/2011       9.0%

     89            NAP            NAP   NAP                                                              NAP           NAP
     90            NAP            NAP   NAP                                                              NAP           NAP
     91            NAP            NAP   NAP                                                              NAP           NAP
     92        09/30/2009       16.8%   Retina Consultants of Michigan                               05/31/2014       6.4%
     93        05/31/2007        8.4%   IDR Inc.                                                     10/31/2008       5.0%
     94            NAP            NAP   NAP                                                              NAP           NAP
     95        05/31/2015       55.6%   Hollywood Entertainment                                      09/30/2013       8.1%
     96            NAP            NAP   NAP                                                              NAP           NAP
     97        12/31/2014       11.3%   Salon Walk                                                   12/31/2014       6.5%
     98            NAP            NAP   NAP                                                              NAP           NAP
     99        03/31/2011       28.0%   Crossroads Medical Assoc.                                    07/31/2013      17.8%
    100        04/11/2025       66.5%   Cheeburger-Cheeburger                                        07/31/2010       4.4%
    101        08/31/2011       42.1%   Coldwell Banker                                              09/30/2007      10.7%
    102        02/28/2013        8.9%   West Coast Information                                       10/31/2010       8.9%
    103            NAP            NAP   NAP                                                              NAP           NAP
    104            NAP            NAP   NAP                                                              NAP           NAP
    105        06/30/2015       21.3%   Lane                                                         06/30/2015      19.5%
    106            NAP            NAP   NAP                                                              NAP           NAP
    107        01/31/2018       50.2%   PetsMart , Inc                                               01/31/2013      44.9%
    108        10/31/2012       57.1%   North Shore Hebrew Academy                                   06/30/2008      42.9%

    109        04/30/2008       37.2%   Dollar General                                               04/30/2009       8.2%
    110        08/31/2011       50.0%   Advance Auto                                                 06/30/2009      50.0%
    111        01/31/2014      100.0%   NAP                                                              NAP           NAP
    112        06/30/2009      100.0%   NAP                                                              NAP           NAP
    113        10/31/2012      100.0%   NAP                                                              NAP           NAP
    114        10/31/2011      100.0%   NAP                                                              NAP           NAP
    115        08/31/2013      100.0%   NAP                                                              NAP           NAP
    116        05/21/2022       63.4%   Fortune China                                                08/31/2012       5.3%
    117        01/31/2016       31.1%   Michaels                                                     02/28/2015      28.0%
    118            NAP            NAP   NAP                                                              NAP           NAP
    119            NAP            NAP   NAP                                                              NAP           NAP
    120        08/31/2006       19.2%   Pep Boys                                                     01/31/2008      12.5%
    121        08/31/2015       10.9%   The Egg & I (Christine & Jeffrey Gray)                       09/30/2010       9.5%
    122        04/30/2027      100.0%   NAP                                                              NAP           NAP
    123            NAP            NAP   NAP                                                              NAP           NAP
    124        01/31/2021       55.8%   Saddle Creek Interiors                                       09/30/2010       5.2%
    125            NAP            NAP   NAP                                                              NAP           NAP
    126            NAP            NAP   NAP                                                              NAP           NAP
    127            NAP            NAP   NAP                                                              NAP           NAP
    128        05/31/2007        9.9%   Dream Video                                                  05/31/2009       7.6%
    129            NAP            NAP   NAP                                                              NAP           NAP
    130        01/04/2007       16.3%   Paul/Lynne Sapienza                                          05/31/2010      11.8%
    131        11/30/2007       20.2%   Rare Hospitality Int'l, Inc.                                 02/16/2018      18.5%
    132            NAP            NAP   NAP                                                              NAP           NAP
    133        05/31/2015       16.6%   Pick up Stix                                                 05/31/2015       9.4%
    134        01/31/2011       15.3%   Pizza Hut Italian Bistro                                     04/30/2020      11.4%
    135        10/30/2024      100.0%   NAP                                                              NAP           NAP
    136        11/30/2020       50.0%   Drexel - DH Retail Space                                     11/30/2020      50.0%
    137            NAP            NAP   NAP                                                              NAP           NAP
    138        04/30/2015      100.0%   NAP                                                              NAP           NAP
    139            NAP            NAP   NAP                                                              NAP           NAP
    140        12/31/2019       78.2%   Dollar Tree                                                  01/31/2012      21.8%
    141        10/15/2025      100.0%   NAP                                                              NAP           NAP
    142        04/30/2013       36.6%   Family Dollar                                                12/31/2010      12.2%
    143        06/12/2013       70.6%   PSI; Subleased to Sequins Int'l                              06/12/2013      29.4%
    144            NAP            NAP   NAP                                                              NAP           NAP
    145        03/31/2008       46.2%   Nordco                                                       12/31/2014      44.6%
    146        05/31/2020       14.2%   Atria's Restaurant & Tavern                                  08/31/2025      13.3%
    147        09/30/2018       39.2%   Jo Ann Stores, Inc #414                                      01/31/2014      20.7%
    148        06/30/2010       31.5%   Ace Hardware                                                 07/31/2014      15.5%
    149            NAP            NAP   NAP                                                              NAP           NAP
    150        03/03/2009       14.1%   Bayou City Wings                                             04/30/2009      13.9%
    151            NAP            NAP   NAP                                                              NAP           NAP
    152            NAP            NAP   NAP                                                              NAP           NAP
    153            NAP            NAP   NAP                                                              NAP           NAP
    154        10/31/2080      100.0%   NAP                                                              NAP           NAP
    155            NAP            NAP   NAP                                                              NAP           NAP
    156        07/31/2016      100.0%   NAP                                                              NAP           NAP
    157        10/31/2009       22.5%   FirstBank                                                    02/29/2012      16.6%

    158        11/30/2015       59.3%   Heavin Woodworks                                             01/31/2008      21.4%
    159        08/31/2007       19.1%   Bahmuller Technologies, Inc.                                 01/31/2008      17.1%
    160        03/31/2015       58.3%   Columbus McKinnon Corp                                       03/31/2015      41.7%
    161        04/30/2007       14.8%   Aaron Bros                                                   07/31/2007      14.5%
    162            NAP            NAP   NAP                                                              NAP           NAP
    163            NAP            NAP   NAP                                                              NAP           NAP
    164        10/25/2011       43.0%   Washington Mutual                                            11/18/2012      23.8%
    165            NAP            NAP   NAP                                                              NAP           NAP
    166        06/30/2008      100.0%   NAP                                                              NAP           NAP
    167        07/31/2008       22.1%   East Valley Pediatrics, PLC                                  06/30/2008      20.3%
    168            NAP            NAP   NAP                                                              NAP           NAP
    169        10/31/2025      100.0%   NAP                                                              NAP           NAP
    170        11/18/2013       31.8%   Dollar Power                                                 05/07/2009      13.2%
    171        12/31/2014       34.1%   LandMar Group, LLC                                           08/31/2011      33.0%
    172        02/29/2020      100.0%   NAP                                                              NAP           NAP
    173        06/30/2015       40.6%   Northrop Grumman                                             07/09/2009      34.5%
    174            NAP            NAP   NAP                                                              NAP           NAP
    175        07/31/2061      100.0%   NAP                                                              NAP           NAP
    176            NAP            NAP   NAP                                                              NAP           NAP
    177        07/31/2020       38.8%   Nbank                                                        03/31/2006      25.9%
    178        06/30/2010       11.2%   PBK Archictechs, Inc.                                        01/31/2008       7.3%
    179            NAP            NAP   NAP                                                              NAP           NAP
    180        10/31/2019      100.0%   NAP                                                              NAP           NAP
    181        07/01/2015       16.0%   Wild Noodles                                                 07/01/2015      15.5%
    182            NAP            NAP   NAP                                                              NAP           NAP
    183            NAP            NAP   NAP                                                              NAP           NAP
    184        12/31/2015      100.0%   NAP                                                              NAP           NAP
    185        12/31/2006       22.9%   Eyeglass World                                               02/28/2006      12.9%
    186        09/30/2008       40.9%   Horizon High School                                          07/31/2006      29.8%
    187            NAP            NAP   NAP                                                              NAP           NAP
    188        03/31/2011       22.2%   North Metro Gymnastics                                       05/31/2010      19.5%
    189        08/31/2011       53.3%   RE/MAX Real Estate                                           07/31/2006      26.8%
    190        04/30/2013       42.9%   NCH Corporation                                              04/30/2007      14.3%
    191            NAP            NAP   NAP                                                              NAP           NAP
    192        12/31/2020      100.0%   NAP                                                              NAP           NAP
    193            NAP            NAP   NAP                                                              NAP           NAP
    194            NAP            NAP   NAP                                                              NAP           NAP

    195        09/03/2022      100.0%   NAP                                                              NAP           NAP
    196        06/30/2015      100.0%   NAP                                                              NAP           NAP
    197        11/30/2015      100.0%   NAP                                                              NAP           NAP
    198        05/31/2011       55.6%   Advance Communications                                       03/31/2009      44.4%
    199        02/28/2015      100.0%   NAP                                                              NAP           NAP
    200        08/31/2015      100.0%   NAP                                                              NAP           NAP
    201        09/30/2080      100.0%   NAP                                                              NAP           NAP
    202        08/31/2013       19.7%   S&L Travel Partners                                          08/31/2013      15.6%
    203        01/31/2016       47.4%   Sketchers                                                    01/31/2014      31.9%
    204        07/14/2008      100.0%   NAP                                                              NAP           NAP
    205            NAP            NAP   NAP                                                              NAP           NAP
    206        05/31/2022       54.0%   Otolaryngology Physicians of Lancaster, Ltd.                 08/31/2015      23.7%
    207        09/30/2007       25.4%   B.N. Blind, Inc.                                             03/31/2015      18.1%
    208        06/01/2025      100.0%   NAP                                                              NAP           NAP
    209            NAP            NAP   NAP                                                              NAP           NAP
    210        10/31/2025      100.0%   NAP                                                              NAP           NAP
    211            NAP            NAP   NAP                                                              NAP           NAP
    212        12/31/2079      100.0%   NAP                                                              NAP           NAP
    213            NAP            NAP   NAP                                                              NAP           NAP
    214        01/31/2010       13.1%   Capri Cleaners                                               10/31/2011      12.4%
    215        08/31/2080      100.0%   NAP                                                              NAP           NAP
    216        06/30/2013       37.3%   Alpha Graphics                                               11/30/2008      14.9%
    217        10/31/2025      100.0%   NAP                                                              NAP           NAP
    218        03/01/2020       48.2%   Family Dollar                                                12/31/2010      16.3%
    219        06/29/2025       89.6%   Food World Liquor #203                                       06/01/2025       3.5%
    220        04/30/2014       51.3%   Adirondack Diagnostic Imaging                                06/30/2014      13.4%
    221        11/30/2005       21.3%   Berean Bible Baptist Church                                  09/30/2009       9.2%
    222        01/01/2016       43.5%   Axcel Photonics, Inc.                                        08/31/2015      41.1%
    223            NAP            NAP   NAP                                                              NAP           NAP
    224        01/31/2059      100.0%   NAP                                                              NAP           NAP
    225        01/31/2010       47.4%   Mistral Barrels                                              01/31/2010      26.3%
    226        10/01/2020      100.0%   NAP                                                              NAP           NAP
    227        05/31/2027      100.0%   NAP                                                              NAP           NAP
    228        06/30/2006       18.8%   Elmhurst Company, LP                                         02/28/2006       9.9%
    229        06/30/2010       15.1%   Dr. Peter Pate                                               04/30/2015      13.5%
    230            NAP            NAP   NAP                                                              NAP           NAP
    231        05/14/2008       27.9%   Aztec                                                        12/31/2010      19.4%
    232        02/28/2009       15.3%   Heart & Vascular Institute of Texas                          08/31/2010      15.2%
    233        09/30/2011       93.2%   International Coffee & Tea                                   11/30/2007       6.8%
    234        01/31/2026      100.0%   NAP                                                              NAP           NAP
    235        12/31/2007       11.1%   Passage to India                                             09/30/2008       8.6%
    236        01/01/2010       17.4%   Seafood Shoppe                                               09/01/2008      17.3%
    237            NAP            NAP   NAP                                                              NAP           NAP
    238        11/30/2008       19.4%   Internet Cafe                                                09/30/2006      11.6%
    239            NAP            NAP   NAP                                                              NAP           NAP
    240            NAP            NAP   NAP                                                              NAP           NAP
    241        08/10/2010       21.6%   Four Peaks Community Church                                  04/30/2008      12.2%
    242            NAP            NAP   NAP                                                              NAP           NAP
    243        10/31/2010       27.9%   Genesis Rehabilitation                                       06/30/2010      16.9%
    244        01/31/2053      100.0%   NAP                                                              NAP           NAP
    245            NAP            NAP   NAP                                                              NAP           NAP
    246        06/07/2008       33.5%   Fuddruckers                                                  06/16/2012      27.9%
    247            NAP            NAP   NAP                                                              NAP           NAP
    248        08/31/2009       40.0%   Sprint                                                       11/30/2009      23.0%
    249        08/31/2007       12.9%   Wells Fargo                                                  05/31/2009       9.3%
    250        09/30/2015       30.2%   EB Games                                                     09/30/2010      19.7%
    251        08/15/2014       22.9%   Marlboro Food, Inc.                                          03/31/2019      21.8%
    252            NAP            NAP   NAP                                                              NAP           NAP
    253        06/30/2010       26.8%   Peak Health Wellness Ctr.                                    06/30/2010      23.9%
    254            NAP            NAP   NAP                                                              NAP           NAP
    255        10/31/2009       25.8%   European Roofing                                             06/30/2008      17.3%
    256            NAP            NAP   NAP                                                              NAP           NAP
    257            NAP            NAP   NAP                                                              NAP           NAP
    258        10/31/2010       35.7%   Pick up Stix, Inc.                                           11/30/2015      31.4%
    259        12/31/2010       59.8%   Verizon Wireless                                             11/30/2009      40.2%
    260            NAP            NAP   NAP                                                              NAP           NAP
    261        08/01/2010       26.8%   RE/Max                                                       10/31/2009      11.7%
    262        10/31/2025      100.0%   NAP                                                              NAP           NAP
    263            NAP            NAP   NAP                                                              NAP           NAP
    264        12/31/2019      100.0%   NAP                                                              NAP           NAP
    265        08/31/2013       52.3%   LCA Vision Inc.                                              04/30/2010      31.8%
    266            NAP            NAP   NAP                                                              NAP           NAP
    267            NAP            NAP   NAP                                                              NAP           NAP
    268        11/30/2025       32.2%   Radio Shack Corporation                                      01/31/2011      28.9%
    269        12/31/2008       42.6%   Family Medical Care Plus, Inc.                               12/31/2009      24.5%
    270        10/08/2064      100.0%   NAP                                                              NAP           NAP
    271            NAP            NAP   NAP                                                              NAP           NAP
    272        10/30/2025      100.0%   NAP                                                              NAP           NAP
    273        05/01/2010       66.7%   National Vendor Services (Warehouse)                         12/01/2008      33.3%
    274            NAP            NAP   NAP                                                              NAP           NAP
    275        12/14/2010       43.0%   Exterior Systems dba Nora                                    12/15/2010      28.4%
    276            NAP            NAP   NAP                                                              NAP           NAP
    277        09/30/2014       66.0%   M&R Graphics                                                 06/30/2015      27.9%
    278        10/31/2007       28.7%   Mr. Alan's                                                   02/28/2009      19.3%
    279            NAP            NAP   NAP                                                              NAP           NAP
    280        05/15/2015      100.0%   NAP                                                              NAP           NAP
    281            NAP            NAP   NAP                                                              NAP           NAP
    282        05/31/2014      100.0%   NAP                                                              NAP           NAP
    283        02/28/2006       11.8%   #1 Engine of Arizona, Inc                                    06/30/2010      11.8%
    284        11/30/2009       17.6%   SOZO Hair Design                                             09/30/2010      14.2%
    285        12/31/2009       67.6%   Vagabond Shoes                                               01/31/2010      13.5%
    286            NAP            NAP   NAP                                                              NAP           NAP
    287            NAP            NAP   NAP                                                              NAP           NAP
    288        12/31/2009       20.8%   Subway                                                       02/28/2014      15.4%
    289        02/01/2025      100.0%   NAP                                                              NAP           NAP
    290        05/31/2014       30.7%   Go Wireless                                                  08/30/2009      16.7%
    291        09/30/2080      100.0%   NAP                                                              NAP           NAP
    292            NAP            NAP   NAP                                                              NAP           NAP
    293            NAP            NAP   NAP                                                              NAP           NAP
    294            NAP            NAP   NAP                                                              NAP           NAP
    295        11/25/2013       73.9%   Hair Cuttery                                                 09/30/2015      26.1%
    296        03/31/2008       20.1%   Ripley Design Group, Inc.                                    03/31/2008      12.8%
    297            NAP            NAP   NAP                                                              NAP           NAP

    298            NAP            NAP   NAP                                                              NAP           NAP
    299            NAP            NAP   NAP                                                              NAP           NAP
    300            NAP            NAP   NAP                                                              NAP           NAP
    301        12/31/2014       56.7%   EVR Incorporated                                             09/30/2012      19.1%
    302        04/30/2009       49.6%   New China Inc.                                               02/28/2015      26.4%
    303            NAP            NAP   NAP                                                              NAP           NAP
    304        03/31/2018      100.0%   NAP                                                              NAP           NAP
    305        09/30/2009       37.6%   Chestnut Hill Dental                                         06/30/2009      25.1%
    306            NAP            NAP   NAP                                                              NAP           NAP
    307        10/30/2010       45.5%   Movie Gallery                                                02/28/2013      40.9%
    308        04/01/2008       50.0%   Papa Johns                                                   09/01/2007      20.0%

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                                                    LEASE                   INSURANCE            TAX
  LOAN NO.   THIRD LARGEST TENANT(13)                                    EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE
------------------------------------------------------------------------------------------------------------------------------------

     1       NAP                                                               NAP           NAP          No                No
     2       NAP                                                               NAP           NAP          No                No
     3       NAP                                                               NAP           NAP          No                No
     4       NAP                                                               NAP           NAP          No                No
     5       NAP                                                               NAP           NAP          No                No

     6       NAP                                                               NAP           NAP          No                No
     7       NAP                                                               NAP           NAP          No                No
     8       Soil Safe                                                     03/31/2009       7.1%          No                No
     9       Maxim Healthcare Service                                      03/31/2006      18.7%          No                No
     10      NAP                                                               NAP           NAP          No                No
     11      NAP                                                               NAP           NAP          No                No
     12      NAP                                                               NAP           NAP          No                No
     13      NAP                                                               NAP           NAP          No                No
     14      NAP                                                               NAP           NAP          No                No
     15      NAP                                                               NAP           NAP          No                No

     16      NAP                                                               NAP           NAP         Yes               Yes
     17      NAP                                                               NAP           NAP         Yes               Yes
     18      NAP                                                               NAP           NAP         Yes               Yes
     19      NAP                                                               NAP           NAP         Yes               Yes

     20      NAP                                                               NAP           NAP          No                No
     21      Elrod Company                                                 11/30/2009      11.5%          No                No
     22      NAP                                                               NAP           NAP          No                No
     23      NAP                                                               NAP           NAP          No                No
     24      Ross Stores, Inc.                                             01/31/2010       6.9%          No                No
     25      National Association of State Boards of Accountancy, Inc.     11/30/2013       8.2%         Yes               Yes

     26      Kobra Properties                                              02/28/2016      12.4%         Yes               Yes
     27      Placer Tile                                                   05/31/2010       4.0%         Yes               Yes
     28      Qdoba Restaurants                                             04/14/2010       8.3%         Yes               Yes

     29      NAP                                                               NAP           NAP          No                No
     30      NAP                                                               NAP           NAP          No                No
     31      The Sports Authority                                          01/31/2015      11.5%          No                No
     32      Aloha Laser Vision, LLC (Alan R. Faulkner, MD)                04/30/2010       2.2%         Yes               Yes
     33      Sav-on Drugs (Albertsons Inc.)                                03/31/2009       9.5%         Yes               Yes

     34      Fashion Bug #2768, Inc.                                       01/31/2011       7.2%         Yes               Yes
     35      Elegant Outdoors                                              11/30/2006      13.0%         Yes               Yes
     36      Sprint                                                        06/30/2009      10.3%         Yes               Yes
     37      Buddy's Carpet                                                09/30/2009      21.9%         Yes               Yes
     38      NAP                                                               NAP           NAP         Yes               Yes

     39      NAP                                                               NAP           NAP          No                No
     40      NAP                                                               NAP           NAP          No                No
     41      Pet Supermarket                                               06/30/2015       3.9%         Yes               Yes

     42      NAP                                                               NAP           NAP          No                No
     43      NAP                                                               NAP           NAP          No                No
     44      NAP                                                               NAP           NAP          No                No
     45      NAP                                                               NAP           NAP          No                No
     46      NAP                                                               NAP           NAP          No                No
     47      NAP                                                               NAP           NAP          No                No
     48      Westfield Shops CVS                                           11/30/2012       5.3%          No                No
     49      NAP                                                               NAP           NAP         Yes               Yes
     50      Santa Clarita Valley Cancer Center                            11/27/2020       9.0%          No               Yes
     51      NAP                                                               NAP           NAP          No               Yes
     52      Sears                                                         12/31/2007      12.6%          No                No
     53      NAP                                                               NAP           NAP         Yes               Yes
     54      American Radiology Services                                   08/01/2007      10.5%          No               Yes
     55      ITT                                                           08/31/2013       8.6%         Yes               Yes
     56      NAP                                                               NAP           NAP         Yes               Yes
     57      NAP                                                               NAP           NAP         Yes               Yes
     58      Golfsmith International                                       06/30/2015       6.5%          No               Yes
     59      Jo-Ann Fabric                                                 01/31/2008      13.7%          No               Yes

     60      NAP                                                               NAP           NAP          No                No
     61      NAP                                                               NAP           NAP          No                No
     62      Learning Express                                              07/31/2007       8.3%          No                No
     63      NAP                                                               NAP           NAP          No                No
     64      Chili's                                                       06/29/2010       6.5%         Yes               Yes

     65      Young Jakim dba Andi's Stationers Hallmark                    02/28/2006       6.7%          No               Yes
     66      Outback Steakhouse of Indianapolis Ltd.                       10/31/2010      11.4%          No               Yes
     67      Retail Brands International dba The Mattress Firm             08/31/2009       7.9%          No               Yes
     68      NAP                                                               NAP           NAP         Yes               Yes
     69      U.S. Bank                                                     09/30/2010       8.5%         Yes               Yes
     70      International Jewelers                                        02/28/2009       9.4%         Yes               Yes
     71      NAP                                                               NAP           NAP         Yes               Yes
     72      NAP                                                               NAP           NAP          No                No

     73      Face Place                                                    07/31/2010       4.8%         Yes               Yes
     74      Kelton/HealthSouth Corp                                       05/13/2010       5.9%         Yes               Yes
     75      SS Mid-Wife                                                   12/31/2006      16.2%         Yes               Yes
     76      NAP                                                               NAP           NAP          No                No
     77      Payless Shoe Source Inc.                                      03/31/2007       2.8%          No               Yes
     78      NAP                                                               NAP           NAP         Yes               Yes
     79      NAP                                                               NAP           NAP          No               Yes
     80      KSM, Inc. d/b/a Kitty's Hallma                                10/31/2010       3.2%         Yes               Yes
     81      Hallmark                                                      03/31/2009       4.0%          No                No
     82      Academy of Def. Driving                                       12/31/2008       4.6%         Yes               Yes
     83      NAP                                                               NAP           NAP         Yes               Yes
     84      Johnson & Dix Fuel                                            07/26/2027       3.4%          No                No
     85      NAP                                                               NAP           NAP         Yes               Yes
     86      NAP                                                               NAP           NAP          No                No
     87      Dollar Tree Stores, Inc.                                      04/19/2008       6.9%          No               Yes
     88      Denny's                                                       06/30/2020       6.8%         Yes               Yes

     89      NAP                                                               NAP           NAP         Yes               Yes
     90      NAP                                                               NAP           NAP         Yes               Yes
     91      NAP                                                               NAP           NAP         Yes               Yes
     92      Nova Chemical Co.                                             05/31/2006       5.7%          No               Yes
     93      The Arbor Center P.L.C.                                       08/31/2006       3.7%         Yes               Yes
     94      NAP                                                               NAP           NAP          No               Yes
     95      Dots, Inc.                                                    01/31/2007       5.2%          No               Yes
     96      NAP                                                               NAP           NAP          No                No
     97      Legacy Nails and Spa Inc.                                     01/31/2010       4.9%         Yes               Yes
     98      NAP                                                               NAP           NAP          No               Yes
     99      Howard County Physical Therapy                                07/31/2006       8.5%         Yes               Yes
    100      Original Mattress                                             05/31/2010       4.4%         Yes               Yes
    101      Leslie-Fox, Inc.                                              05/14/2006       6.5%          No               Yes
    102      Neo Medix                                                     02/28/2006       5.4%         Yes               Yes
    103      NAP                                                               NAP           NAP          No               Yes
    104      NAP                                                               NAP           NAP         Yes               Yes
    105      Broyhill                                                      06/30/2015      19.5%          No                No
    106      NAP                                                               NAP           NAP         Yes               Yes
    107      Blinds To Go                                                  01/31/2008       4.7%         Yes               Yes
    108      NAP                                                               NAP           NAP         Yes               Yes

    109      Aaron's Sales                                                 10/31/2013       7.7%          No               Yes
    110      NAP                                                               NAP           NAP          No               Yes
    111      NAP                                                               NAP           NAP          No               Yes
    112      NAP                                                               NAP           NAP          No               Yes
    113      NAP                                                               NAP           NAP          No               Yes
    114      NAP                                                               NAP           NAP          No               Yes
    115      NAP                                                               NAP           NAP          No               Yes
    116      Munip (Liquor)                                                07/31/2012       5.0%         Yes               Yes
    117      Laminate Kingdom                                              10/14/2010      13.3%          No                No
    118      NAP                                                               NAP           NAP          No                No
    119      NAP                                                               NAP           NAP         Yes               Yes
    120      Anna's Linens                                                 03/31/2009       9.5%         Yes               Yes
    121      Cosmo Salon and Day Spa                                       09/30/2015       8.6%         Yes               Yes
    122      NAP                                                               NAP           NAP          No                No
    123      NAP                                                               NAP           NAP         Yes               Yes
    124      Household Finance                                             09/30/2010       4.3%          No               Yes
    125      NAP                                                               NAP           NAP         Yes               Yes
    126      NAP                                                               NAP           NAP         Yes               Yes
    127      NAP                                                               NAP           NAP          No               Yes
    128      Wishy Washy Laundromat                                        06/30/2008       6.9%          No               Yes
    129      NAP                                                               NAP           NAP         Yes               Yes
    130      Hargil Inc.                                                   09/20/2012      10.0%         Yes               Yes
    131      IHOP                                                          01/31/2024      18.2%         Yes               Yes
    132      NAP                                                               NAP           NAP         Yes               Yes
    133      Pollos Maria                                                  02/28/2013       9.3%         Yes               Yes
    134      Bernard's Salon                                               09/30/2015      10.2%         Yes               Yes
    135      NAP                                                               NAP           NAP         Yes               Yes
    136      NAP                                                               NAP           NAP          No                No
    137      NAP                                                               NAP           NAP          No               Yes
    138      NAP                                                               NAP           NAP          No               Yes
    139      NAP                                                               NAP           NAP         Yes               Yes
    140      NAP                                                               NAP           NAP          No               Yes
    141      NAP                                                               NAP           NAP          No                No
    142      Small Smiles                                                  03/31/2010       8.5%         Yes               Yes
    143      NAP                                                               NAP           NAP          No                No
    144      NAP                                                               NAP           NAP         Yes               Yes
    145      Morris Material Handling                                      11/30/2013       9.2%         Yes               Yes
    146      Hallmark                                                      09/30/2010      12.5%          No                No
    147      Dunham's                                                      01/31/2008      17.8%         Yes               Yes
    148      Water Street Rescue Mission                                   11/20/2007      10.1%          No               Yes
    149      NAP                                                               NAP           NAP         Yes               Yes
    150      United Dentists                                               05/31/2009       9.5%          No               Yes
    151      NAP                                                               NAP           NAP          No                No
    152      NAP                                                               NAP           NAP          No               Yes
    153      NAP                                                               NAP           NAP          No               Yes
    154      NAP                                                               NAP           NAP          No                No
    155      NAP                                                               NAP           NAP          No               Yes
    156      NAP                                                               NAP           NAP          No                No
    157      Gideon & Wiseman                                              05/31/2012      15.1%          No               Yes

    158      Clinitex Medical                                              09/30/2010      19.3%         Yes               Yes
    159      Cleer Oil                                                     07/31/2008      16.3%         Yes               Yes
    160      NAP                                                               NAP           NAP          No               Yes
    161      Home By Design                                                04/30/2007      12.5%          No               Yes
    162      NAP                                                               NAP           NAP         Yes               Yes
    163      NAP                                                               NAP           NAP         Yes               Yes
    164      Under the Sea                                                 09/25/2010      16.6%          No               Yes
    165      NAP                                                               NAP           NAP          No                No
    166      NAP                                                               NAP           NAP          No               Yes
    167      Continuum Wellness Clinic, LLC                                08/31/2008      12.3%         Yes               Yes
    168      NAP                                                               NAP           NAP         Yes               Yes
    169      NAP                                                               NAP           NAP          No                No
    170      Yuri Of Japan                                                 05/04/2009       8.7%         Yes               Yes
    171      CNL Bank                                                      04/30/2014      20.2%         Yes               Yes
    172      NAP                                                               NAP           NAP         Yes                No
    173      Ameritramp, LLC (subleasee)                                   06/30/2015      24.9%          No                No
    174      NAP                                                               NAP           NAP         Yes               Yes
    175      NAP                                                               NAP           NAP          No                No
    176      NAP                                                               NAP           NAP         Yes               Yes
    177      Sharp Electronics                                             02/28/2009      13.9%         Yes               Yes
    178      Sanes & Matthews Law Firm                                     07/31/2007       6.6%         Yes               Yes
    179      NAP                                                               NAP           NAP         Yes               Yes
    180      NAP                                                               NAP           NAP         Yes                No
    181      Spa Niva                                                      10/31/2010       9.6%         Yes               Yes
    182      NAP                                                               NAP           NAP         Yes               Yes
    183      NAP                                                               NAP           NAP         Yes               Yes
    184      NAP                                                               NAP           NAP          No                No
    185      Sprint                                                        06/30/2008      11.4%         Yes               Yes
    186      Friess Company                                                11/30/2007      11.8%         Yes               Yes
    187      NAP                                                               NAP           NAP         Yes               Yes
    188      Aprilia                                                       04/30/2007      16.7%         Yes               Yes
    189      Pacific Dental Services                                       09/30/2006      13.4%         Yes               Yes
    190      Sylvan Learning Center                                        08/31/2007      14.3%         Yes               Yes
    191      NAP                                                               NAP           NAP         Yes               Yes
    192      NAP                                                               NAP           NAP         Yes               Yes
    193      NAP                                                               NAP           NAP         Yes               Yes
    194      NAP                                                               NAP           NAP         Yes               Yes

    195      NAP                                                               NAP           NAP          No                No
    196      NAP                                                               NAP           NAP          No                No
    197      NAP                                                               NAP           NAP          No                No
    198      NAP                                                               NAP           NAP          No                No
    199      NAP                                                               NAP           NAP          No                No
    200      NAP                                                               NAP           NAP          No                No
    201      NAP                                                               NAP           NAP          No                No
    202      Digital Arts - Charles J. Abbott                              03/31/2009       8.7%         Yes               Yes
    203      Tan Company                                                   12/31/2013      20.7%          No                No
    204      NAP                                                               NAP           NAP          No                No
    205      NAP                                                               NAP           NAP          No               Yes
    206      Eye Physicians of Lancaster, PC                               08/31/2020      22.3%         Yes               Yes
    207      Bee Nail & Spa                                                09/30/2007       7.6%         Yes               Yes
    208      NAP                                                               NAP           NAP          No                No
    209      NAP                                                               NAP           NAP         Yes               Yes
    210      NAP                                                               NAP           NAP          No                No
    211      NAP                                                               NAP           NAP         Yes               Yes
    212      NAP                                                               NAP           NAP          No                No
    213      NAP                                                               NAP           NAP         Yes               Yes
    214      Hoyt Dental                                                   01/31/2010       9.1%         Yes               Yes
    215      NAP                                                               NAP           NAP          No                No
    216      Itech Computers                                               06/30/2008      12.1%         Yes               Yes
    217      NAP                                                               NAP           NAP          No                No
    218      Rent-A-Center                                                 12/31/2010      11.8%         Yes               Yes
    219      Pinch-A-Penny                                                 09/30/2008       3.5%          No                No
    220      Internal Revenue Service                                      08/31/2015       8.8%         Yes               Yes
    221      Hunt for Tile, Inc.                                           02/28/2006       6.5%         Yes               Yes
    222      Genelco, Inc.                                                 10/31/2020      14.0%         Yes               Yes
    223      NAP                                                               NAP           NAP         Yes               Yes
    224      NAP                                                               NAP           NAP          No                No
    225      Barbara Beckman Designs                                       12/31/2007      13.1%          No               Yes
    226      NAP                                                               NAP           NAP          No                No
    227      NAP                                                               NAP           NAP          No                No
    228      D&L Brown Inc.                                                09/30/2009       6.0%         Yes               Yes
    229      Peachfuzz                                                     06/30/2010      10.6%         Yes               Yes
    230      NAP                                                               NAP           NAP         Yes               Yes
    231      ITC                                                           02/28/2007      14.3%         Yes               Yes
    232      Dr. Todd R. Smith                                             11/30/2007      12.4%         Yes               Yes
    233      NAP                                                               NAP           NAP         Yes                No
    234      NAP                                                               NAP           NAP          No                No
    235      Sherman's Jazz Lounge                                         08/14/2009       8.5%         Yes               Yes
    236      Antone's                                                      12/01/2006      16.2%         Yes               Yes
    237      NAP                                                               NAP           NAP          No                No
    238      Robin Hertlein                                                04/30/2008       8.5%         Yes               Yes
    239      NAP                                                               NAP           NAP         Yes               Yes
    240      NAP                                                               NAP           NAP         Yes               Yes
    241      Super Cleaners                                                06/30/2008      10.9%         Yes               Yes
    242      NAP                                                               NAP           NAP         Yes               Yes
    243      Avondale Loop, Inc.                                           09/30/2006      11.1%          No               Yes
    244      NAP                                                               NAP           NAP          No                No
    245      NAP                                                               NAP           NAP         Yes               Yes
    246      Applebee's                                                    05/31/2027      27.5%          No                No
    247      NAP                                                               NAP           NAP         Yes               Yes
    248      Starbucks                                                     06/30/2014      19.0%          No               Yes
    249      Neighborhood Dollar                                           10/31/2009       8.5%         Yes               Yes
    250      International Coffee & Tea, LLC                               08/31/2010      19.3%          No               Yes
    251      Charles Mayo                                                  09/30/2014      19.9%          No               Yes
    252      NAP                                                               NAP           NAP          No                No
    253      NovaCare Physical Therapy                                     02/28/2007      17.5%         Yes               Yes
    254      NAP                                                               NAP           NAP         Yes               Yes
    255      Aspen Woodworking                                             03/31/2006      12.9%         Yes               Yes
    256      NAP                                                               NAP           NAP         Yes               Yes
    257      NAP                                                               NAP           NAP          No               Yes
    258      CA State Auto Association                                     09/30/2010      20.0%         Yes               Yes
    259      NAP                                                               NAP           NAP         Yes               Yes
    260      NAP                                                               NAP           NAP         Yes               Yes
    261      Associated Printing                                           06/01/2006       7.5%         Yes               Yes
    262      NAP                                                               NAP           NAP          No                No
    263      NAP                                                               NAP           NAP         Yes               Yes
    264      NAP                                                               NAP           NAP         Yes                No
    265      William Raveis Real Estate Inc                                09/30/2010      15.9%          No               Yes
    266      NAP                                                               NAP           NAP         Yes               Yes
    267      NAP                                                               NAP           NAP         Yes               Yes
    268      Bean Shots Inc. dba Quiznos                                   08/31/2015      23.8%         Yes               Yes
    269      Hanger Prosthetics                                            09/30/2008       8.3%         Yes               Yes
    270      NAP                                                               NAP           NAP          No                No
    271      NAP                                                               NAP           NAP         Yes               Yes
    272      NAP                                                               NAP           NAP          No                No
    273      NAP                                                               NAP           NAP         Yes               Yes
    274      NAP                                                               NAP           NAP          No                No
    275      ADT Security Systems, Inc.                                    02/28/2011      14.4%          No               Yes
    276      NAP                                                               NAP           NAP         Yes               Yes
    277      NAP                                                               NAP           NAP         Yes               Yes
    278      United Dollar                                                 12/31/2007      10.5%         Yes               Yes
    279      NAP                                                               NAP           NAP         Yes               Yes
    280      NAP                                                               NAP           NAP          No                No
    281      NAP                                                               NAP           NAP         Yes               Yes
    282      NAP                                                               NAP           NAP         Yes                No
    283      Premium Armored Services                                      11/30/2005       9.6%         Yes               Yes
    284      Ella's Interiors                                              04/30/2010      14.0%         Yes               Yes
    285      Maggie Moo's                                                  10/31/2009      10.1%         Yes               Yes
    286      NAP                                                               NAP           NAP         Yes               Yes
    287      NAP                                                               NAP           NAP         Yes               Yes
    288      GameStop                                                      01/31/2010      15.4%         Yes               Yes
    289      NAP                                                               NAP           NAP          No                No
    290      Great Clips                                                   04/30/2009      13.2%         Yes               Yes
    291      NAP                                                               NAP           NAP          No                No
    292      NAP                                                               NAP           NAP         Yes               Yes
    293      NAP                                                               NAP           NAP         Yes               Yes
    294      NAP                                                               NAP           NAP         Yes               Yes
    295      NAP                                                               NAP           NAP         Yes               Yes
    296      Thompson Law                                                  01/31/2006      11.4%         Yes               Yes
    297      NAP                                                               NAP           NAP         Yes               Yes

    298      NAP                                                               NAP           NAP         Yes               Yes
    299      NAP                                                               NAP           NAP         Yes               Yes
    300      NAP                                                               NAP           NAP         Yes               Yes
    301      Bluestone Development                                         12/31/2009      12.1%         Yes               Yes
    302      SCP Cleaners                                                  10/31/2009      24.0%         Yes               Yes
    303      NAP                                                               NAP           NAP          No               Yes
    304      NAP                                                               NAP           NAP          No                No
    305      Laurel Pediatrics                                             08/31/2008      23.7%         Yes               Yes
    306      NAP                                                               NAP           NAP         Yes               Yes
    307      Alltel                                                        09/30/2010      13.6%         Yes               Yes
    308      Curves                                                        01/01/2009      17.5%         Yes               Yes

-----------------------------------------------------------------------------------------------------
  MORTGAGE   CAPITAL EXPENDITURE          TI/LC                            OTHER
  LOAN NO.   ESCROW IN PLACE(14)   ESCROW IN PLACE(15)            ESCROW DESCRIPTION(16)
-----------------------------------------------------------------------------------------------------

     1               Yes                    No                              NAP
     2               Yes                    No                              NAP
     3               Yes                    No                              NAP
     4               Yes                    No                              NAP
     5               Yes                    No                              NAP

     6               No                    Yes                              NAP
     7               No                    Yes                              NAP
     8               No                     No                              NAP
     9               No                     No                              NAP
     10              No                     No                              NAP
     11              No                     No                              NAP
     12              No                     No                              NAP
     13              No                     No                              NAP
     14              No                     No                              NAP
     15              No                     No                              NAP

     16              Yes                    No                  Single Performance Holdback
     17              Yes                    No                  Single Performance Holdback
     18              Yes                    No                  Single Performance Holdback
     19              Yes                    No                  Single Performance Holdback

     20              No                     No                              NAP
     21              No                     No                              NAP
     22              No                     No                              NAP
     23              No                     No                              NAP
     24              No                     No                              NAP
     25              Yes                   Yes                       Tenancy Holdback

     26              Yes                    No                       Lease Up Reserve
     27              Yes                    No                       Lease Up Reserve
     28              Yes                    No                       Lease Up Reserve

     29              No                     No                              NAP
     30              No                     No                              NAP
     31              No                     No                              NAP
     32              Yes                   Yes                              NAP
     33              No                     No                              NAP

     34              Yes                   Yes                       Security Reserve
     35              Yes                   Yes                       Security Reserve
     36              Yes                   Yes                       Security Reserve
     37              Yes                   Yes                       Security Reserve
     38              Yes                   Yes                       Security Reserve

     39              No                     No                              NAP
     40              No                     No                              NAP
     41              Yes                   Yes                     Multi-Tenant Reserve

     42              No                     No                              NAP
     43              No                     No                              NAP
     44              No                     No                              NAP
     45              No                     No                              NAP
     46              No                     No                 Ground Lease Repair Holdback
     47              Yes                   Yes                              NAP
     48              Yes                    No                              NAP
     49              Yes                    No                              NAP
     50              Yes                   Yes                              NAP
     51              No                     No                              NAP
     52              No                     No                              NAP
     53              Yes                    No                              NAP
     54              Yes                   Yes                              NAP
     55              Yes                   Yes                       Tenancy Holdback
     56              Yes                    No                              NAP
     57              Yes                    No                              NAP
     58              Yes                   Yes                       Tenancy Holdback
     59              Yes                   Yes                              NAP

     60              No                     No                              NAP
     61              No                     No                              NAP
     62              No                     No                              NAP
     63              No                     No                              NAP
     64              No                     No                       Tenancy Holdback

     65              Yes                   Yes                              NAP
     66              Yes                   Yes                              NAP
     67              Yes                   Yes                              NAP
     68              No                     No                              NAP
     69              Yes                   Yes                              NAP
     70              Yes                   Yes                              NAP
     71              Yes                    No                              NAP
     72              Yes                    No                              NAP

     73              Yes                   Yes                       Tenancy Holdback
     74              Yes                   Yes                              NAP
     75              Yes                   Yes                       Tenancy Holdback
     76              No                     No                              NAP
     77              No                     No                              NAP
     78              Yes                    No                              NAP
     79              Yes                    No                              NAP
     80              Yes                    No                              NAP
     81              No                     No                              NAP
     82              Yes                   Yes                              NAP
     83              Yes                    No                              NAP
     84              Yes                    No                              NAP
     85              Yes                    No                              NAP
     86              No                     No                     Construction Reserve
     87              Yes                   Yes                              NAP
     88              Yes                   Yes                      Occupancy Holdback

     89              Yes                    No                              NAP
     90              Yes                    No                              NAP
     91              Yes                    No                              NAP
     92              Yes                    No                              NAP
     93              Yes                   Yes                              NAP
     94              No                     No                              NAP
     95              Yes                   Yes                              NAP
     96              Yes                    No                              NAP
     97              Yes                   Yes                           Holdback
     98              Yes                    No                              NAP
     99              Yes                   Yes                              NAP
    100              Yes                   Yes                              NAP
    101              No                    Yes                              NAP
    102              No                     No                              NAP
    103              Yes                    No                              NAP
    104              Yes                    No                              NAP
    105              Yes                    No                              NAP
    106              Yes                    No                              NAP
    107              Yes                   Yes                              NAP
    108              Yes                   Yes                              NAP

    109              Yes                   Yes                              NAP
    110              Yes                   Yes                              NAP
    111              Yes                   Yes                              NAP
    112              Yes                   Yes                              NAP
    113              Yes                   Yes                              NAP
    114              Yes                   Yes                              NAP
    115              Yes                   Yes                              NAP
    116              Yes                   Yes                              NAP
    117              No                     No                              NAP
    118              Yes                    No                              NAP
    119              No                     No                              NAP
    120              Yes                   Yes                      JCP Leasing Reserve
    121              Yes                   Yes                       Tenancy Holdback
    122              Yes                   Yes                              NAP
    123              No                     No                              NAP
    124              Yes                   Yes                              NAP
    125              Yes                    No                              NAP
    126              No                     No                              NAP
    127              Yes                    No                              NAP
    128              Yes                   Yes                        TI/LC Holdback
    129              Yes                    No                              NAP
    130              Yes                   Yes                              NAP
    131              No                    Yes                              NAP
    132              Yes                    No                              NAP
    133              No                    Yes                           Holdback
    134              Yes                   Yes                              NAP
    135              Yes                    No                              NAP
    136              Yes                   Yes                           Holdback
    137              Yes                    No                              NAP
    138              No                     No                              NAP
    139              Yes                    No                              NAP
    140              Yes                   Yes                              NAP
    141              Yes                    No                       Tenancy Holdback
    142              Yes                   Yes                       Tenancy Holdback
    143              Yes                    No                              NAP
    144              No                     No                              NAP
    145              No                     No                              NAP
    146              Yes                   Yes                              NAP
    147              Yes                   Yes                              NAP
    148              Yes                    No                              NAP
    149              Yes                    No                              NAP
    150              Yes                   Yes                        Rental Reserve
    151              Yes                    No                      Insurance Holdback
    152              Yes                    No                              NAP
    153              Yes                    No                              NAP
    154              No                     No                              NAP
    155              Yes                    No                              NAP
    156              No                     No                              NAP
    157              Yes                   Yes                              NAP

    158              Yes                   Yes                       Leasing Holdback
    159              Yes                   Yes                       Leasing Holdback
    160              Yes                   Yes                       Tenancy Holdback
    161              Yes                   Yes                              NAP
    162              Yes                    No                              NAP
    163              Yes                    No                     Debt Service Reserve
    164              Yes                   Yes                              NAP
    165              No                     No                              NAP
    166              Yes                    No                     Debt Service Reserve
    167              Yes                   Yes                              NAP
    168              Yes                    No                              NAP
    169              No                    Yes                              NAP
    170              No                    Yes                              NAP
    171              Yes                   Yes                              NAP
    172              Yes                    No                              NAP
    173              No                     No                              NAP
    174              Yes                    No                              NAP
    175              No                     No                              NAP
    176              Yes                    No                        Lease Holdback
    177              Yes                   Yes                              NAP
    178              Yes                   Yes                       Lease Up Reserve
    179              Yes                    No                              NAP
    180              Yes                    No                              NAP
    181              Yes                   Yes                       Tenancy Holdback
    182              Yes                    No                              NAP
    183              Yes                    No                              NAP
    184              No                     No                              NAP
    185              Yes                   Yes                              NAP
    186              Yes                   Yes                              NAP
    187              Yes                   Yes                              NAP
    188              Yes                   Yes                              NAP
    189              Yes                   Yes                              NAP
    190              No                    Yes                              NAP
    191              Yes                    No                              NAP
    192              Yes                   Yes                              NAP
    193              Yes                    No                              NAP
    194              Yes                    No                              NAP

    195              Yes                   Yes                              NAP
    196              Yes                   Yes                              NAP
    197              Yes                   Yes                              NAP
    198              Yes                   Yes                              NAP
    199              Yes                   Yes                              NAP
    200              Yes                   Yes                              NAP
    201              No                     No                              NAP
    202              Yes                    No                              NAP
    203              No                     No                        Replacement LOC
    204              Yes                   Yes                        Rental Reserve
    205              Yes                    No                              NAP
    206              Yes                   Yes           Tenancy Holdback and Construction Reserve
    207              Yes                   Yes                              NAP
    208              No                     No                              NAP
    209              Yes                    No                              NAP
    210              No                    Yes                              NAP
    211              No                     No                              NAP
    212              No                     No                              NAP
    213              Yes                    No                              NAP
    214              No                     No                              NAP
    215              No                     No                     Construction Reserve
    216              No                     No                              NAP
    217              No                    Yes                              NAP
    218              No                    Yes                              NAP
    219              No                     No                              NAP
    220              Yes                   Yes                              NAP
    221              Yes                   Yes                              NAP
    222              Yes                   Yes           Debt Service Reserve and Tenancy Reserve
    223              No                     No                           Holdback
    224              Yes                    No                              NAP
    225              Yes                   Yes                       Tenancy Holdback
    226              No                     No                              NAP
    227              No                     No                              NAP
    228              No                     No                              NAP
    229              Yes                   Yes                       Tenancy Holdback
    230              Yes                    No                              NAP
    231              Yes                   Yes                              NAP
    232              Yes                   Yes                              NAP
    233              Yes                   Yes                              NAP
    234              No                     No                              NAP
    235              Yes                   Yes                              NAP
    236              Yes                   Yes                              NAP
    237              No                     No                              NAP
    238              Yes                   Yes                              NAP
    239              Yes                    No                              NAP
    240              Yes                    No                              NAP
    241              Yes                   Yes                              NAP
    242              Yes                    No                              NAP
    243              Yes                   Yes                              NAP
    244              No                     No                              NAP
    245              Yes                    No                              NAP
    246              No                     No                       Tenancy Holdback
    247              Yes                    No                              NAP
    248              Yes                   Yes                       Tenancy Holdback
    249              Yes                   Yes                              NAP
    250              Yes                   Yes                              NAP
    251              Yes                   Yes                              NAP
    252              Yes                    No                              NAP
    253              Yes                   Yes                       Lease Up Reserve
    254              Yes                    No                              NAP
    255              Yes                    No                              NAP
    256              Yes                    No                              NAP
    257              Yes                    No                              NAP
    258              No                    Yes                         Rent Holdback
    259              Yes                   Yes                              NAP
    260              No                     No                              NAP
    261              Yes                   Yes                       Earn Out Reserve
    262              No                    Yes                              NAP
    263              Yes                    No                              NAP
    264              Yes                    No                              NAP
    265              No                    Yes                              NAP
    266              Yes                    No                              NAP
    267              Yes                    No                              NAP
    268              Yes                   Yes                              NAP
    269              Yes                   Yes                              NAP
    270              No                     No                              NAP
    271              Yes                    No                              NAP
    272              Yes                    No                              NAP
    273              Yes                   Yes                              NAP
    274              Yes                    No                              NAP
    275              Yes                   Yes                       Rollover Reserve
    276              Yes                    No                              NAP
    277              Yes                   Yes                              NAP
    278              Yes                   Yes                              NAP
    279              Yes                    No                              NAP
    280              No                     No                              NAP
    281              No                     No                              NAP
    282              Yes                   Yes                              NAP
    283              Yes                   Yes                              NAP
    284              Yes                   Yes                     Debt Service Reserve
    285              Yes                   Yes                              NAP
    286              Yes                    No                              NAP
    287              Yes                    No                              NAP
    288              Yes                   Yes                              NAP
    289              No                     No                              NAP
    290              Yes                   Yes                              NAP
    291              No                     No                              NAP
    292              Yes                    No                              NAP
    293              Yes                    No                              NAP
    294              Yes                    No                              NAP
    295              Yes                   Yes                              NAP
    296              No                     No                              NAP
    297              Yes                    No                              NAP

    298              Yes                    No                              NAP
    299              Yes                    No                              NAP
    300              Yes                    No                              NAP
    301              Yes                   Yes                              NAP
    302              Yes                   Yes                              NAP
    303              Yes                    No                              NAP
    304              No                     No                              NAP
    305              Yes                   Yes                              NAP
    306              Yes                    No                              NAP
    307              Yes                   Yes                        Rental Reserve
    308              Yes                   Yes                              NAP

-------------------------------------------------------------------------------------
  Mortgage                 Springing                  Initial Capital Expenditure
  Loan No.           Escrow Description(17)                 Escrow Requirement(18)
-------------------------------------------------------------------------------------

     1                        NAP                                    $           0
     2                        NAP                                    $           0
     3                        NAP                                    $           0
     4                        NAP                                    $           0
     5                        NAP                                    $           0

     6          RE Tax, Insurance, CapEx, TI/LC                      $           0
     7          RE Tax, Insurance, CapEx, TI/LC                      $           0
     8          RE Tax, Insurance, CapEx, TI/LC                      $           0
     9          RE Tax, Insurance, CapEx, TI/LC                      $           0
     10         RE Tax, Insurance, CapEx, TI/LC                      $           0
     11         RE Tax, Insurance, CapEx, TI/LC                      $           0
     12         RE Tax, Insurance, CapEx, TI/LC                      $           0
     13         RE Tax, Insurance, CapEx, TI/LC                      $           0
     14         RE Tax, Insurance, CapEx, TI/LC                      $           0
     15         RE Tax, Insurance, CapEx, TI/LC                      $           0

     16                       NAP                                    $           0
     17                       NAP                                    $           0
     18                       NAP                                    $           0
     19                       NAP                                    $           0

     20             RE Tax, Insurance, TI/LC                         $           0
     21             RE Tax, Insurance, TI/LC                         $           0
     22             RE Tax, Insurance, TI/LC                         $           0
     23             RE Tax, Insurance, TI/LC                         $           0
     24         RE Tax, Insurance, CapEx, TI/LC                      $           0
     25                   CapEx, TI/LC                               $      80,000

     26                      TI/LC                                   $           0
     27                      TI/LC                                   $           0
     28                      TI/LC                                   $           0

     29      RE Tax, Insurance, CapEx, TI/LC, Other                  $           0
     30      RE Tax, Insurance, CapEx, TI/LC, Other                  $           0
     31             RE Tax, Insurance, CapEx                         $           0
     32                       NAP                                    $           0
     33                       NAP                                    $           0

     34                       NAP                                    $           0
     35                       NAP                                    $           0
     36                       NAP                                    $           0
     37                       NAP                                    $           0
     38                       NAP                                    $           0

     39             RE Tax, Insurance, CapEx                         $           0
     40             RE Tax, Insurance, CapEx                         $           0
     41                       NAP                                    $           0

     42         RE Tax, Insurance, CapEx, TI/LC                      $           0
     43         RE Tax, Insurance, CapEx, TI/LC                      $           0
     44             RE Tax, Insurance, CapEx                         $           0
     45         RE Tax, Insurance, CapEx, TI/LC                      $           0
     46                RE Tax, Insurance                             $           0
     47         RE Tax, Insurance, TI/LC, Other                      $           0
     48             RE Tax, Insurance, CapEx                         $      30,000
     49                   CapEx, TI/LC                               $           0
     50                    Insurance                                 $           0
     51                 Insurance, TI/LC                             $           0
     52         RE Tax, Insurance, Environmental                     $           0
     53                       NAP                                    $           0
     54                    Insurance                                 $           0
     55                       NAP                                    $           0
     56                       NAP                                    $           0
     57                      TI/LC                                   $           0
     58                    Insurance                                 $           0
     59                    Insurance                                 $     146,850

     60             RE Tax, Insurance, CapEx                         $           0
     61             RE Tax, Insurance, CapEx                         $           0
     62             RE Tax, Insurance, CapEx                         $           0
     63             RE Tax, Insurance, CapEx                         $           0
     64                   CapEx, TI/LC                               $           0

     65                       NAP                                    $           0
     66                       NAP                                    $           0
     67                       NAP                                    $           0
     68                   CapEx, TI/LC                               $           0
     69                       NAP                                    $           0
     70                       NAP                                    $           0
     71                       NAP                                    $           0
     72                RE Tax, Insurance                             $           0

     73                       NAP                                    $           0
     74                       NAP                                    $           0
     75                       NAP                                    $           0
     76             RE Tax, Insurance, CapEx                         $           0
     77          Insurance, CapEx, TI/LC, Other                      $           0
     78                       NAP                                    $           0
     79                    Insurance                                 $           0
     80                       NAP                                    $           0
     81             RE Tax, Insurance, CapEx                         $           0
     82                       NAP                                    $           0
     83                      TI/LC                                   $           0
     84         RE Tax, Insurance, CapEx, Other                      $      20,000
     85                       NAP                                    $           0
     86             RE Tax, Insurance, CapEx                         $           0
     87                    Insurance                                 $           0
     88                       NAP                                    $           0

     89                       NAP                                    $           0
     90                       NAP                                    $           0
     91                       NAP                                    $           0
     92                 Insurance, TI/LC                             $           0
     93                       NAP                                    $           0
     94                    Insurance                                 $           0
     95                       NAP                                    $           0
     96             RE Tax, Insurance, CapEx                         $           0
     97                   CapEx, TI/LC                               $      22,250
     98                RE Tax, Insurance                             $           0
     99                       NAP                                    $      48,200
    100                       NAP                                    $           0
    101                    Insurance                                 $           0
    102                   CapEx, TI/LC                               $           0
    103                       NAP                                    $           0
    104                      TI/LC                                   $           0
    105                RE Tax, Insurance                             $           0
    106                       NAP                                    $       6,333
    107                       NAP                                    $           0
    108                       NAP                                    $           0

    109                    Insurance                                 $           0
    110                    Insurance                                 $           0
    111                    Insurance                                 $           0
    112                    Insurance                                 $           0
    113                    Insurance                                 $           0
    114                    Insurance                                 $           0
    115                    Insurance                                 $           0
    116                       NAP                                    $           0
    117             RE Tax, Insurance, CapEx                         $           0
    118                RE Tax, Insurance                             $           0
    119                      CapEx                                   $           0
    120                       NAP                                    $           0
    121                       NAP                                    $           0
    122             RE Tax, Insurance, Other                         $           0
    123                      TI/LC                                   $           0
    124                    Insurance                                 $           0
    125                       NAP                                    $           0
    126                      TI/LC                                   $           0
    127                       NAP                                    $           0
    128                      TI/LC                                   $           0
    129                      TI/LC                                   $           0
    130                       NAP                                    $           0
    131                       NAP                                    $           0
    132                       NAP                                    $           0
    133                       NAP                                    $           0
    134                       NAP                                    $           0
    135                       NAP                                    $           0
    136                RE Tax, Insurance                             $           0
    137                       NAP                                    $           0
    138                    Insurance                                 $           0
    139                       NAP                                    $           0
    140                       NAP                                    $           0
    141                      RE Tax                                  $           0
    142                       NAP                                    $           0
    143             RE Tax, Insurance, Other                         $           0
    144                       NAP                                    $           0
    145                   CapEx, TI/LC                               $           0
    146                RE Tax, Insurance                             $           0
    147                       NAP                                    $           0
    148                       NAP                                    $           0
    149                      TI/LC                                   $           0
    150                    Insurance                                 $           0
    151             RE Tax, Insurance, TI/LC                         $  35,000 LOC
    152                    Insurance                                 $           0
    153                    Insurance                                 $           0
    154             RE Tax, Insurance, CapEx                         $           0
    155                    Insurance                                 $           0
    156             RE Tax, Insurance, TI/LC                         $           0
    157                    Insurance                                 $           0

    158                       NAP                                    $           0
    159                       NAP                                    $           0
    160                      Other                                   $           0
    161                       NAP                                    $           0
    162                       NAP                                    $           0
    163                      TI/LC                                   $           0
    164                    Insurance                                 $           0
    165                RE Tax, Insurance                             $           0
    166                       NAP                                    $           0
    167                       NAP                                    $           0
    168                      TI/LC                                   $           0
    169                RE Tax, Insurance                             $           0
    170                      CapEx                                   $           0
    171                       NAP                                    $           0
    172                      RE Tax                                  $           0
    173             RE Tax, Insurance, Other                         $           0
    174                       NAP                                    $           0
    175                RE Tax, Insurance                             $           0
    176                       NAP                                    $           0
    177                       NAP                                    $           0
    178                       NAP                                    $           0
    179                       NAP                                    $           0
    180                      RE Tax                                  $           0
    181                       NAP                                    $           0
    182                      CapEx                                   $     100,000
    183                       NAP                                    $           0
    184             RE Tax, Insurance, CapEx                         $           0
    185                      TI/LC                                   $           0
    186                       NAP                                    $           0
    187                       NAP                                    $           0
    188                      Other                                   $           0
    189                       NAP                                    $           0
    190                       NAP                                    $           0
    191                      TI/LC                                   $           0
    192                       NAP                                    $           0
    193                       NAP                                    $           0
    194                       NAP                                    $           0

    195         RE Tax, Insurance, CapEx, TI/LC                      $  27,000 LOC
    196         RE Tax, Insurance, CapEx, TI/LC                      $  27,000 LOC
    197         RE Tax, Insurance, CapEx, TI/LC                      $  27,000 LOC
    198         RE Tax, Insurance, CapEx, TI/LC                      $  27,000 LOC
    199         RE Tax, Insurance, CapEx, TI/LC                      $  27,000 LOC
    200         RE Tax, Insurance, CapEx, TI/LC                      $  27,000 LOC
    201         RE Tax, Insurance, CapEx, TI/LC                      $           0
    202                       NAP                                    $           0
    203         RE Tax, Insurance, CapEx, TI/LC                      $           0
    204             RE Tax, Insurance, TI/LC                         $           0
    205                       NAP                                    $           0
    206                       NAP                                    $           0
    207                       NAP                                    $           0
    208                RE Tax, Insurance                             $           0
    209                       NAP                                    $           0
    210                RE Tax, Insurance                             $           0
    211                       NAP                                    $           0
    212         RE Tax, Insurance, CapEx, TI/LC                      $           0
    213                       NAP                                    $           0
    214                       NAP                                    $           0
    215             RE Tax, Insurance, CapEx                         $           0
    216                       NAP                                    $           0
    217                RE Tax, Insurance                             $           0
    218                   CapEx, Other                               $           0
    219                RE Tax, Insurance                             $           0
    220                       NAP                                    $           0
    221                       NAP                                    $           0
    222                       NAP                                    $           0
    223                       NAP                                    $           0
    224                RE Tax, Insurance                             $           0
    225                    Insurance                                 $           0
    226         RE Tax, Insurance, CapEx, TI/LC                      $           0
    227         RE Tax, Insurance, CapEx, TI/LC                      $           0
    228                   CapEx, TI/LC                               $           0
    229                       NAP                                    $           0
    230                       NAP                                    $           0
    231                       NAP                                    $           0
    232                       NAP                                    $           0
    233                       NAP                                    $           0
    234                RE Tax, Insurance                             $           0
    235                       NAP                                    $           0
    236                       NAP                                    $           0
    237             RE Tax, Insurance, CapEx                         $           0
    238                      TI/LC                                   $           0
    239                       NAP                                    $           0
    240                       NAP                                    $           0
    241                       NAP                                    $           0
    242                       NAP                                    $      20,000
    243                 Insurance, CapEx                             $           0
    244                RE Tax, Insurance                             $           0
    245                       NAP                                    $           0
    246                RE Tax, Insurance                             $           0
    247                       NAP                                    $           0
    248                    Insurance                                 $           0
    249                       NAP                                    $           0
    250                      TI/LC                                   $           0
    251                    Insurance                                 $           0
    252             RE Tax, Insurance, CapEx                         $           0
    253                       NAP                                    $           0
    254                       NAP                                    $           0
    255                       NAP                                    $           0
    256                       NAP                                    $           0
    257                       NAP                                    $           0
    258         RE Tax, Insurance, CapEx, TI/LC                      $           0
    259                       NAP                                    $           0
    260                       NAP                                    $           0
    261                       NAP                                    $           0
    262                RE Tax, Insurance                             $           0
    263                       NAP                                    $           0
    264                      RE Tax                                  $           0
    265                    Insurance                                 $           0
    266                       NAP                                    $           0
    267                       NAP                                    $           0
    268                       NAP                                    $           0
    269                      TI/LC                                   $           0
    270             RE Tax, Insurance, CapEx                         $           0
    271                       NAP                                    $           0
    272             RE Tax, Insurance, Other                         $           0
    273                       NAP                                    $           0
    274                RE Tax, Insurance                             $           0
    275                 Insurance, Other                             $           0
    276                      TI/LC                                   $           0
    277                      TI/LC                                   $           0
    278                       NAP                                    $           0
    279                       NAP                                    $           0
    280                RE Tax, Insurance                             $           0
    281                       NAP                                    $           0
    282                      RE Tax                                  $           0
    283                       NAP                                    $           0
    284                       NAP                                    $           0
    285                       NAP                                    $           0
    286                       NAP                                    $           0
    287                       NAP                                    $           0
    288                       NAP                                    $           0
    289         RE Tax, Insurance, CapEx, TI/LC                      $           0
    290                       NAP                                    $           0
    291         RE Tax, Insurance, CapEx, TI/LC                      $           0
    292                       NAP                                    $           0
    293                       NAP                                    $      30,000
    294                       NAP                                    $           0
    295                       NAP                                    $           0
    296                   CapEx, TI/LC                               $           0
    297                       NAP                                    $           0

    298                       NAP                                    $           0
    299                       NAP                                    $           0
    300                       NAP                                    $           0
    301                       NAP                                    $           0
    302                       NAP                                    $           0
    303                       NAP                                    $      20,000
    304         RE Tax, Insurance, CapEx, TI/LC                      $           0
    305                       NAP                                    $           0
    306                       NAP                                    $           0
    307                       NAP                                    $           0
    308                       NAP                                    $      10,000

                                                                     $     595,633

----------------------------------------------------------------------------------------------------------------------
  Mortgage                                                                              Monthly Capital Expenditure
  Loan No.                                                                                   Escrow Requirement(19)
----------------------------------------------------------------------------------------------------------------------

     1          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
     2          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
     3          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
     4       4%, 3%, 4%, 5% of gross revenues for pre-2002, 2002 & 2003, 2004 & 2005, 2006 and onward, respectively
     5          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.

     6                                                                                                    $       0
     7                                                                                                    $       0
     8                                                                                                    $       0
     9                                                                                                    $       0
     10                                                                                                   $       0
     11                                                                                                   $       0
     12                                                                                                   $       0
     13                                                                                                   $       0
     14                                                                                                   $       0
     15                                                                                                   $       0

     16                                                                                                   $   6,150
     17                                                                                                   $   6,068
     18                                                                                                   $   5,000
     19                                                                                                   $   6,067

     20                                                                                                   $       0
     21                                                                                                   $       0
     22                                                                                                   $       0
     23                                                                                                   $       0
     24                                                                                                   $       0
     25                                                                                                   $   6,912

     26                                                                                                   $   1,840
     27                                                                                                   $     804
     28                                                                                                   $     466

     29                                                                                                   $       0
     30                                                                                                   $       0
     31                                                                                                   $       0
     32                                                                                                   $   3,505
     33                                                                                                   $       0

     34                                                                                                   $   1,153
     35                                                                                                   $     955
     36                                                                                                   $     484
     37                                                                                                   $     324
     38                                                                                                   $     253

     39                                                                                                   $       0
     40                                                                                                   $       0
     41                                                                                                   $   1,058

     42                                                                                                   $       0
     43                                                                                                   $       0
     44                                                                                                   $       0
     45                                                                                                   $       0
     46                                                                                                   $       0
     47                                                                                                   $   1,684
     48                                                                                                   $       0
     49                                                                                                   $   1,890
     50                                                                                                   $     977
     51                                                                                                   $       0
     52                                                                                                   $       0
     53                                                                                                   $  16,530
     54                                                                                                   $   2,148
     55                                                                                                   $   6,088
     56                                                                                                   $   5,365
     57                                                                                                   $   4,250
     58                                                                                                   $   2,905
     59                                                                                                   $   1,728

     60                                                                                                   $       0
     61                                                                                                   $       0
     62                                                                                                   $       0
     63                                                                                                   $       0
     64                                                                                                   $       0

     65                                                                                                   $   1,581
     66                                                                                                   $     790
     67                                                                                                   $     924
     68                                                                                                   $       0
     69                                                                                                   $     506
     70                                                                                                   $     524
     71                                                                                                   $  25,000
     72                                                                                                   $   1,204

     73                                                                                                   $   1,250
     74                                                                                                   $     674
     75                                                                                                   $     299
     76                                                                                                   $       0
     77                                                                                                   $       0
     78                                                                                                   $   5,594
     79                                                                                                   $   2,400
     80                                                                                                   $   1,250
     81                                                                                                   $       0
     82                                                                                                   $   1,075
     83                                                                                                   $   4,458
     84                                                                                                   $       0
     85                                                                                                   $   6,277
     86                                                                                                   $       0
     87                                                                                                   $   1,766
     88                                                                                                   $     917

     89                                                                                                   $   2,016
     90                                                                                                   $   1,514
     91                                                                                                   $   1,180
     92                                                                                                   $   2,534
     93                                                                                                   $   2,329
     94                                                                                                   $       0
     95                                                                                                   $   1,463
     96                                                                                                   $   8,115
     97                                                                                                   $       0
     98                                                                                                   $   7,313
     99                                                                                                   $     803
    100                                                                                                   $     918
    101                                                                                                   $       0
    102                                                                                                   $       0
    103                                                                                                   $   1,667
    104                                                                                                   $   3,750
    105                                                                                                   $   1,564
    106                                                                                                   $   6,333
    107                                                                                                   $     807
    108                                                                                                   $   1,516

    109                                                                                                   $   1,365
    110                                                                                                   $     179
    111                                                                                                   $     102
    112                                                                                                   $     135
    113                                                                                                   $     103
    114                                                                                                   $      92
    115                                                                                                   $     102
    116                                                                                                   $     749
    117                                                                                                   $       0
    118                                                                                                   $   1,244
    119                                                                                                   $       0
    120                                                                                                   $   3,639
    121                                                                                                   $     489
    122                                                                                                   $     469
    123                                                                                                   $   2,871
    124                                                                                                   $     577
    125                                                                                                   $   4,833
    126                                                                                                   $       0
    127                                                                                                   $   1,254
    128                                                                                                   $     666
    129                                                                                                   $   4,313
    130                                                                                                   $     435
    131                                                                                                   $       0
    132                                                                                                   $   7,000
    133                                                                                                   $       0
    134                                                                                                   $     314
    135                                                                                                   $     818
    136                                                                                                   $     450
    137                                                                                                   $   4,905
    138                                                                                                   $       0
    139                                                                                                   $     739
    140                                                                                                   $     687
    141                                                                                                   $     446
    142                                                                                                   $     923
    143                                                                                                   $      71
    144                                                                                                   $       0
    145                                                                                                   $       0
    146                                                                                                   $     441
    147                                                                                                   $   1,366
    148                                                                                                   $   2,787
    149                                                                                                   $   2,125
    150                                                                                                   $     459
    151                                                                                                   $       0
    152                                                                                                   $   5,802
    153                                                                                                   $   5,602
    154                                                                                                   $       0
    155                                                                                                   $   6,221
    156                                                                                                   $       0
    157                                                                                                   $   1,692

    158                                                                                                   $   1,252
    159                                                                                                   $     517
    160                                                                                                   $     693
    161                                                                                                   $     380
    162                                                                                                   $   1,938
    163                                                                                                   $   1,225
    164                                                                                                   $     358
    165                                                                                                   $       0
    166                                                                                                   $   1,900
    167                                                                                                   $     809
    168                                                                                                   $   2,833
    169                                                                                                   $       0
    170                                                                                                   $       0
    171                                                                                                   $     733
    172                                                                                                   $     423
    173                                                                                                   $       0
    174                                                                                                   $   2,349
    175                                                                                                   $       0
    176                                                                                                   $   7,062
    177                                                                                                   $     933
    178                                                                                                   $     741
    179                                                                                                   $   4,979
    180                                                                                                   $     450
    181                                                                                                   $     193
    182                                                                                                   $       0
    183                                                                                                   $   5,604
    184                                                                                                   $       0
    185                                                                                                   $     306
    186                                                                                                   $     368
    187                                                                                                   $   1,025
    188                                                                                                   $     901
    189                                                                                                   $     214
    190                                                                                                   $       0
    191                                                                                                   $   2,479
    192                                                                                                   $     398
    193                                                                                                   $     911
    194                                                                                                   $   1,058

    195                                                                                                   $       0
    196                                                                                                   $       0
    197                                                                                                   $       0
    198                                                                                                   $       0
    199                                                                                                   $       0
    200                                                                                                   $       0
    201                                                                                                   $       0
    202                                                                                                   $     381
    203                                                                                                   $       0
    204                                                                                                   $     546
    205                                                                                                   $   2,667
    206                                                                                                   $     377
    207                                                                                                   $     368
    208                                                                                                   $       0
    209                                                                                                   $   3,958
    210                                                                                                   $       0
    211                                                                                                   $       0
    212                                                                                                   $       0
    213                                                                                                   $   1,500
    214                                                                                                   $       0
    215                                                                                                   $       0
    216                                                                                                   $       0
    217                                                                                                   $       0
    218                                                                                                   $       0
    219                                                                                                   $       0
    220                                                                                                   $     351
    221                                                                                                   $     656
    222                                                                                                   $     582
    223                                                                                                   $       0
    224                                                                                                   $     189
    225                                                                                                   $     394
    226                                                                                                   $       0
    227                                                                                                   $       0
    228                                                                                                   $       0
    229                                                                                                   $     470
    230                                                                                                   $   1,000
    231                                                                                                   $     845
    232                                                                                                   $     359
    233                                                                                                   $     488
    234                                                                                                   $       0
    235                                                                                                   $   1,575
    236                                                                                                   $     154
    237                                                                                                   $     473
    238                                                                                                   $     264
    239                                                                                                   $   1,292
    240                                                                                                   $   1,250
    241                                                                                                   $     258
    242                                                                                                   $       0
    243                                                                                                   $     527
    244                                                                                                   $       0
    245                                                                                                   $   1,125
    246                                                                                                   $       0
    247                                                                                                   $   1,167
    248                                                                                                   $     106
    249                                                                                                   $     547
    250                                                                                                   $      95
    251                                                                                                   $     121
    252                                                                                                   $     771
    253                                                                                                   $     258
    254                                                                                                   $   1,271
    255                                                                                                   $     203
    256                                                                                                   $   2,767
    257                                                                                                   $     833
    258                                                                                                   $       0
    259                                                                                                   $      94
    260                                                                                                   $       0
    261                                                                                                   $     300
    262                                                                                                   $       0
    263                                                                                                   $     667
    264                                                                                                   $     188
    265                                                                                                   $       0
    266                                                                                                   $   1,317
    267                                                                                                   $     450
    268                                                                                                   $     105
    269                                                                                                   $     368
    270                                                                                                   $       0
    271                                                                                                   $     728
    272                                                                                                   $      46
    273                                                                                                   $     700
    274                                                                                                   $   1,083
    275                                                                                                   $     275
    276                                                                                                   $   1,792
    277                                                                                                   $     973
    278                                                                                                   $     621
    279                                                                                                   $     545
    280                                                                                                   $       0
    281                                                                                                   $     600
    282                                                                                                   $      68
    283                                                                                                   $     425
    284                                                                                                   $     150
    285                                                                                                   $     185
    286                                                                                                   $     489
    287                                                                                                   $     765
    288                                                                                                   $     150
    289                                                                                                   $       0
    290                                                                                                   $     114
    291                                                                                                   $       0
    292                                                                                                   $     496
    293                                                                                                   $   2,708
    294                                                                                                   $     558
    295                                                                                                   $      59
    296                                                                                                   $       0
    297                                                                                                   $     390

    298                                                                                                   $     365
    299                                                                                                   $     221
    300                                                                                                   $     193
    301                                                                                                   $     296
    302                                                                                                   $     104
    303                                                                                                   $   1,792
    304                                                                                                   $       0
    305                                                                                                   $     199
    306                                                                                                   $   1,167
    307                                                                                                   $     110
    308                                                                                                   $     100

                                                                                                          $ 346,557

-----------------------------------------------------------------------------------------------------------------------
  MORTGAGE   CURRENT CAPITAL EXPENDITURE            INITIAL TI/LC                                      MONTHLY TI/LC
  LOAN NO.            ESCROW BALANCE(20)   ESCROW REQUIREMENT(21)                             ESCROW REQUIREMENT(22)
-----------------------------------------------------------------------------------------------------------------------

     1                      $  3,510,301            $           0                                          $       0
     2                      $  2,460,127            $           0                                          $       0
     3                      $  2,831,159            $           0                                          $       0
     4                      $  1,781,015            $           0                                          $       0
     5                      $    425,831            $           0                                          $       0

     6                      $          0            $   5,271,121                                          $       0
     7                      $          0            $     861,867                                          $       0
     8                      $          0            $           0                                          $       0
     9                      $          0            $           0                                          $       0
     10                     $          0            $           0                                          $       0
     11                     $          0            $           0                                          $       0
     12                     $          0            $           0                                          $       0
     13                     $          0            $           0                                          $       0
     14                     $          0            $           0                                          $       0
     15                     $          0            $           0                                          $       0

     16                     $     12,133            $           0                                          $       0
     17                     $     12,135            $           0                                          $       0
     18                     $     12,300            $           0                                          $       0
     19                     $     12,133            $           0                                          $       0

     20                     $          0            $           0                                          $       0
     21                     $          0            $           0                                          $       0
     22                     $          0            $           0                                          $       0
     23                     $          0            $           0                                          $       0
     24                     $          0            $           0                                          $       0
     25                     $     80,000            $     400,000                                          $  34,201

     26                     $          0            $           0                                          $       0
     27                     $          0            $           0                                          $       0
     28                     $          0            $           0                                          $       0

     29                     $          0            $           0                                          $       0
     30                     $          0            $           0                                          $       0
     31                     $          0            $           0                                          $       0
     32                     $      7,010            $           0                                          $   6,964
     33                     $          0            $           0                                          $       0

     34                     $      2,306            $           0                                          $   5,576
     35                     $      1,911            $           0                                          $   4,620
     36                     $        969            $           0                                          $   2,342
     37                     $        648            $           0                                          $   1,567
     38                     $        506            $           0                                          $   1,224

     39                     $          0            $           0                                          $       0
     40                     $          0            $           0                                          $       0
     41                     $      1,058            $           0                                          $   5,288

     42                     $          0            $           0                                          $       0
     43                     $          0            $           0                                          $       0
     44                     $          0            $           0                                          $       0
     45                     $          0            $           0                                          $       0
     46                     $          0            $           0                                          $       0
     47                     $          0            $           0                                          $  24,741
     48                     $     30,000            $           0                                          $       0
     49                     $      1,890            $           0                                          $       0
     50                     $          0            $           0                                          $   5,863
     51                     $          0            $           0                                          $       0
     52                     $          0            $           0                                          $       0
     53                     $     11,020            $           0                                          $       0
     54                     $      4,303            $           0                                          $  13,423
     55                     $      6,088            $           0                                          $  12,500
     56                     $     26,825            $           0                                          $       0
     57                     $     21,250            $           0                                          $       0
     58                     $      5,819            $           0                                          $   9,684
     59                     $    157,536            $     150,000                                          $   6,191

     60                     $          0            $           0                                          $       0
     61                     $          0            $           0                                          $       0
     62                     $          0            $           0                                          $       0
     63                     $          0            $           0                                          $       0
     64                     $          0            $           0                                          $       0

     65                     $      1,581            $      37,200                                          $   6,110
     66                     $        790            $      35,500                                          $   4,474
     67                     $        924            $      27,300                                          $   3,569
     68                     $          0            $           0                                          $       0
     69                     $      1,015            $           0                                          $   5,833
     70                     $          0            $           0                                          $   1,667
     71                     $    831,349            $           0                                          $       0
     72                     $      3,612            $           0                                          $       0

     73                     $      1,250            $           0                                          $   3,750
     74                     $        674            $      70,000                                          $   2,023
     75                     $        299            $      30,000                                          $     874
     76                     $          0            $           0                                          $       0
     77                     $          0            $           0                                          $       0
     78                     $     11,188            $           0                                          $       0
     79                     $     93,672            $           0                                          $       0
     80                     $      5,000            $           0                                          $       0
     81                     $          0            $           0                                          $       0
     82                     $      3,226            $           0                                          $   5,371
     83                     $     13,375            $           0                                          $       0
     84                     $     20,000            $           0                                          $       0
     85                     $      6,277            $           0                                          $       0
     86                     $          0            $           0                                          $       0
     87                     $      3,533            $     150,000         $18,325 (decreases to $11,822.75 on 2/1/08)
     88                     $        917            $           0                                          $   4,585

     89                     $      4,032            $           0                                          $       0
     90                     $      3,028            $           0                                          $       0
     91                     $      2,361            $           0                                          $       0
     92                     $     15,204            $           0                                          $       0
     93                     $      4,658            $           0                                          $   6,361
     94                     $          0            $           0                                          $       0
     95                     $      1,463            $           0                                          $   1,666
     96                     $     32,589            $           0                                          $       0
     97                     $     22,362            $     200,000                                          $       0
     98                     $     22,005            $           0                                          $       0
     99                     $     48,200            $     171,000                                          $   4,630
    100                     $      4,590            $     496,701                                          $       0
    101                     $          0            $           0                                          $   8,000
    102                     $      3,011            $           0                                          $       0
    103                     $          0            $           0                                          $       0
    104                     $      7,500            $           0                                          $       0
    105                     $      3,133            $           0                                          $       0
    106                     $     43,568            $           0                                          $       0
    107                     $      1,614            $      96,864                                          $   4,078
    108                     $     21,219            $           0                                          $   8,336

    109                     $      1,365            $           0                                          $   4,549
    110                     $        179            $           0                                          $     597
    111                     $        102            $           0                                          $     341
    112                     $        135            $           0                                          $     450
    113                     $        103            $           0                                          $     343
    114                     $         92            $           0                                          $     307
    115                     $        102            $           0                                          $     341
    116                     $          0            $           0                                          $   2,000
    117                     $          0            $           0                                          $       0
    118                     $     53,172            $           0                                          $       0
    119                     $          0            $           0                                          $       0
    120                     $      7,278            $           0                                          $  11,912
    121                     $      1,471            $           0                                          $   3,262
    122                     $        469            $           0                                          $   1,406
    123                     $      5,742            $           0                                          $       0
    124                     $      1,731            $           0                                          $     834
    125                     $          0            $           0                                          $       0
    126                     $      3,213            $           0                                          $       0
    127                     $      3,762            $           0                                          $       0
    128                     $      1,332            $     120,000                                          $       0
    129                     $     12,938            $           0                                          $       0
    130                     $        435            $           0                                          $   2,416
    131                     $          0            $           0                                          $   1,160
    132                     $     14,000            $           0                                          $       0
    133                     $          0            $           0                                          $   2,000
    134                     $        314            $           0                                          $     945
    135                     $      1,636            $           0                                          $       0
    136                     $      1,350            $           0                                          $   1,500
    137                     $          0            $           0                                          $       0
    138                     $          0            $           0                                          $       0
    139                     $      1,479            $           0                                          $       0
    140                     $        687            $           0                                          $   2,291
    141                     $        446            $           0                                          $       0
    142                     $      2,769            $           0                                          $   4,615
    143                     $        284            $           0                                          $       0
    144                     $          0            $           0                                          $       0
    145                     $          0            $           0                                          $       0
    146                     $        441            $           0                                          $   2,083
    147                     $          0            $           0                                          $   5,254
    148                     $     11,196            $           0                                          $   5,160
    149                     $      4,250            $           0                                          $       0
    150                     $        918            $      90,664                                          $   2,299
    151                     $          0            $           0                                          $       0
    152                     $          0            $           0                                          $       0
    153                     $      5,604            $           0                                          $       0
    154                     $          0            $           0                                          $       0
    155                     $     18,715            $           0                                          $       0
    156                     $          0            $           0                                          $       0
    157                     $      3,385            $     200,000                                          $   5,232

    158                     $      2,504            $           0                                          $   3,339
    159                     $      1,033            $           0                                          $   1,378
    160                     $      1,386            $           0                                          $   2,083
    161                     $        761            $           0                                          $   2,533
    162                     $      1,938            $           0                                          $       0
    163                     $      6,125            $           0                                          $       0
    164                     $        358            $           0                                          $   2,083
    165                     $          0            $           0                                          $       0
    166                     $      5,703            $           0                                          $       0
    167                     $        809            $           0                                          $   5,000
    168                     $      5,667            $           0                                          $       0
    169                     $          0            $     100,000                                          $       0
    170                     $          0            $           0                                          $   1,675
    171                     $      1,466            $           0                                          $   5,000
    172                     $      1,269            $           0                                          $       0
    173                     $          0            $           0                                          $       0
    174                     $      4,698            $           0                                          $       0
    175                     $          0            $           0                                          $       0
    176                     $     42,372            $           0                                          $       0
    177                     $      2,799            $           0                                          $   3,333
    178                     $      1,482            $     120,000                                          $   3,623
    179                     $      4,979            $           0                                          $       0
    180                     $      1,350            $           0                                          $       0
    181                     $        579            $           0                                          $     644
    182                     $    100,149            $           0                                          $       0
    183                     $     16,812            $           0                                          $       0
    184                     $          0            $           0                                          $       0
    185                     $        614            $     150,000                                          $       0
    186                     $      1,103            $     100,000                                          $   1,960
    187                     $      2,050            $           0                                          $     351
    188                     $        901            $           0                                          $   3,003
    189                     $        427            $      22,574                                          $     941
    190                     $          0            $     115,000                                          $   3,333
    191                     $      7,438            $           0                                          $       0
    192                     $        796            $           0                                          $   1,323
    193                     $      1,822            $           0                                          $       0
    194                     $      3,175            $           0                                          $       0

    195                     $          0            $ 175,000 LOC                                          $       0
    196                     $          0            $ 175,000 LOC                                          $       0
    197                     $          0            $ 175,000 LOC                                          $       0
    198                     $          0            $ 175,000 LOC                                          $       0
    199                     $          0            $ 175,000 LOC                                          $       0
    200                     $          0            $ 175,000 LOC                                          $       0
    201                     $          0            $           0                                          $       0
    202                     $          0            $           0                                          $       0
    203                     $          0            $           0                                          $       0
    204                     $      2,746            $     200,000                                          $       0
    205                     $          0            $           0                                          $       0
    206                     $      1,134            $           0                                          $     629
    207                     $        368            $      25,000                                          $   1,555
    208                     $          0            $           0                                          $       0
    209                     $     15,833            $           0                                          $       0
    210                     $          0            $     100,000                                          $       0
    211                     $          0            $           0                                          $       0
    212                     $          0            $           0                                          $       0
    213                     $      3,000            $           0                                          $       0
    214                     $          0            $           0                                          $       0
    215                     $          0            $           0                                          $       0
    216                     $          0            $           0                                          $       0
    217                     $          0            $     100,000                                          $       0
    218                     $          0            $           0                                          $   2,162
    219                     $          0            $           0                                          $       0
    220                     $        702            $           0                                          $   1,537
    221                     $      1,312            $      45,000                                          $   1,608
    222                     $      1,164            $           0                                          $   2,196
    223                     $          0            $           0                                          $       0
    224                     $          0            $           0                                          $       0
    225                     $      1,576            $           0                                          $   1,314
    226                     $          0            $           0                                          $       0
    227                     $          0            $           0                                          $       0
    228                     $          0            $           0                                          $       0
    229                     $      1,410            $           0                                          $   1,761
    230                     $      2,000            $           0                                          $       0
    231                     $      1,690            $      50,000                                          $   2,818
    232                     $          0            $           0                                          $   2,392
    233                     $        975            $           0                                          $   1,296
    234                     $          0            $           0                                          $       0
    235                     $     19,453            $      10,000                                          $   3,500
    236                     $        154            $           0   $2916.67/mo. For 1st year; $1,000/mo. thereafter
    237                     $          0            $           0                                          $       0
    238                     $        529            $      40,000                                          $       0
    239                     $      2,583            $           0                                          $       0
    240                     $      2,500            $           0                                          $       0
    241                     $        516            $           0                                          $   1,714
    242                     $     20,000            $           0                                          $       0
    243                     $        527            $           0                                          $     833
    244                     $          0            $           0                                          $       0
    245                     $      2,250            $           0                                          $       0
    246                     $          0            $           0                                          $       0
    247                     $      2,333            $           0                                          $       0
    248                     $        212            $           0                                          $   2,750
    249                     $      2,197            $           0                                          $   2,735
    250                     $          0            $      92,399                                          $       0
    251                     $        363            $           0                                          $     833
    252                     $      3,096            $           0                                          $       0
    253                     $      1,031            $           0                                          $   1,569
    254                     $      3,812            $           0                                          $       0
    255                     $          0            $           0                                          $       0
    256                     $      2,770            $           0                                          $       0
    257                     $          0            $           0                                          $       0
    258                     $          0            $      42,750                                          $       0
    259                     $        282            $           0                                          $     625
    260                     $          0            $           0                                          $       0
    261                     $          0            $           0                                          $     820
    262                     $          0            $      50,000                                          $       0
    263                     $      1,333            $           0                                          $       0
    264                     $        562            $           0                                          $       0
    265                     $          0            $           0                                          $     956
    266                     $      3,952            $           0                                          $       0
    267                     $        900            $           0                                          $       0
    268                     $          0            $           0                                          $     547
    269                     $      1,473            $           0                                          $   1,842
    270                     $          0            $           0                                          $       0
    271                     $      2,183            $           0                                          $       0
    272                     $         46            $           0                                          $       0
    273                     $      2,800            $           0                                          $   2,140
    274                     $      4,349            $           0                                          $       0
    275                     $          0            $           0                                          $     833
    276                     $      8,958            $           0                                          $       0
    277                     $          0            $           0                                          $   1,621
    278                     $      1,242            $           0                                          $   2,138
    279                     $      2,726            $           0                                          $       0
    280                     $      1,572            $           0                                          $   1,577
    281                     $      1,200            $           0                                          $       0
    282                     $        204            $           0                                          $     467
    283                     $      1,700            $           0                                          $     992
    284                     $        450            $           0                                          $     997
    285                     $        370            $           0                                          $   1,024
    286                     $      1,466            $           0                                          $       0
    287                     $      1,530            $           0                                          $       0
    288                     $        300            $           0                                          $     850
    289                     $          0            $           0                                          $       0
    290                     $        228            $           0                                          $     760
    291                     $          0            $           0                                          $       0
    292                     $        496            $           0                                          $       0
    293                     $     35,417            $           0                                          $       0
    294                     $      1,680            $           0                                          $       0
    295                     $        118            $           0                                          $     394
    296                     $          0            $           0                                          $       0
    297                     $      1,171            $           0                                          $       0

    298                     $      1,096            $           0                                          $       0
    299                     $        663            $           0                                          $       0
    300                     $        579            $           0                                          $       0
    301                     $        592            $           0                                          $   1,012
    302                     $        418            $           0                                          $     300
    303                     $     27,168            $           0                                          $       0
    304                     $          0            $           0                                          $       0
    305                     $          0            $           0                                          $     630
    306                     $      1,167            $           0                                          $       0
    307                     $        220            $           0                                          $     550
    308                     $     10,000            $      30,000                                          $     500

                            $ 13,257,998            $   9,975,940                                          $ 384,428

------------------------------------------------------------------------------------------------------------------------------
                                                                                               PREPAYMENT CODE(25)
  Mortgage        Current TI/LC   Environmental      Interest                      -------------------------------------------
  Loan No.   Escrow Balance(23)     Insurance     Accrual Method   Seasoning(24)   LO   DEF   DEF/YM1.00   YM1.00   YM    OPEN
------------------------------------------------------------------------------------------------------------------------------

     1             $          0         No          Actual/360                5    30    86                                 4
     2             $          0         No          Actual/360                5    30    86                                 4
     3             $          0         No          Actual/360                5    30    86                                 4
     4             $          0         No          Actual/360                5    30    86                                 4
     5             $          0         No          Actual/360                5    30    86                                 4

     6             $  5,271,121         No          Actual/360                2    26    90                                 4
     7             $    861,867         No          Actual/360                2    26    90                                 4
     8             $          0         No          Actual/360                2    26    90                                 4
     9             $          0         No          Actual/360                2    26    90                                 4
     10            $          0         No          Actual/360                2    26    90                                 4
     11            $          0         No          Actual/360                2    26    90                                 4
     12            $          0         No          Actual/360                2    26    90                                 4
     13            $          0         No          Actual/360                2    26    90                                 4
     14            $          0         No          Actual/360                2    26    90                                 4
     15            $          0         No          Actual/360                2    26    90                                 4

     16            $          0         No          Actual/360                2    26    91                                 3
     17            $          0         No          Actual/360                2    26    91                                 3
     18            $          0         No          Actual/360                2    26    91                                 3
     19            $          0         No          Actual/360                2    26    91                                 3

     20            $          0         No          Actual/360                2    26    91                                 3
     21            $          0         No          Actual/360                2    26    91                                 3
     22            $          0         No          Actual/360                2    26    91                                 3
     23            $          0         No          Actual/360                2    26    91                                 3
     24            $          0         No          Actual/360                2    26    90                                 4
     25            $    400,000         No          Actual/360                3    27    90                                 3

     26            $          0         No          Actual/360                0    24    95                                 1
     27            $          0         No          Actual/360                0    24    95                                 1
     28            $          0         No          Actual/360                0    24    95                                 1

     29            $          0         No          Actual/360                2    26    90                                 4
     30            $          0         No          Actual/360                2    26    90                                 4
     31            $          0         No            30/360                  2    23                         33            4
     32            $     13,927         No          Actual/360                2    26    91                                 3
     33            $          0         No          Actual/360                3    27    88                                 5

     34            $     11,153         No          Actual/360                2    26    91                                 3
     35            $      9,241         No          Actual/360                2    26    91                                 3
     36            $      4,684         No          Actual/360                2    26    91                                 3
     37            $      3,134         No          Actual/360                2    26    91                                 3
     38            $      2,449         No          Actual/360                2    26    91                                 3

     39            $          0         No            30/360                  1    23                         33            4
     40            $          0         No            30/360                  1    23                         33            4
     41            $          0         No          Actual/360                2    26    90                                 4

     42            $          0         No          Actual/360                0    24    92                                 4
     43            $          0         No          Actual/360                0    24    92                                 4
     44            $          0         No            30/360                  9    23                         57            4
     45            $          0         No          Actual/360                2    26    90                                 4
     46            $          0         No          Actual/360                3    27    89                                 4
     47            $          0         No          Actual/360                2    26                         90            4
     48            $          0         No          Actual/360                6    30    86                                 4
     49            $          0         No          Actual/360                1    25    92                                 3
     50            $          0         No          Actual/360                2    26    90                                 4
     51            $          0         No          Actual/360                6    30    86                                 4
     52            $          0        Yes          Actual/360                3    27                               89      4
     53            $          0         No          Actual/360                2    26    90                                 4
     54            $     26,892         No          Actual/360                4    28    89                                 3
     55            $     20,928         No          Actual/360                1    25    58                                 1
     56            $          0         No          Actual/360                5    29    87                                 4
     57            $          0         No          Actual/360                5    29    89                                 2
     58            $     19,398         No          Actual/360                4    28    88                                 4
     59            $    208,357         No          Actual/360                3    27    85                                 4

     60            $          0         No            30/360                  2    23                         33            4
     61            $          0         No            30/360                  2    23                         33            4
     62            $          0         No            30/360                  2    23                         33            4
     63            $          0         No            30/360                  2    23                         33            4
     64            $          0         No          Actual/360                4    28   145                                 7

     65            $     43,407         No          Actual/360                3    27    89                                 4
     66            $     40,066         No          Actual/360                3    27    89                                 4
     67            $     30,940         No          Actual/360                3    27    89                                 4
     68            $          0         No          Actual/360                2    26    92                                 2
     69            $     11,696         No          Actual/360                4    28    85                                 7
     70            $          0         No          Actual/360                2    26    30                                 4
     71            $          0         No          Actual/360                2    26    91                                 3
     72            $          0         No          Actual/360                5    29    87                                 4

     73            $      3,750         No          Actual/360                1    25    89                                 6
     74            $      2,023         No          Actual/360                1    25    89                                 6
     75            $        874         No          Actual/360                1    25    89                                 6
     76            $          0         No          Actual/360                3    27    90                                 3
     77            $          0         No          Actual/360                2    26                         89            5
     78            $          0         No          Actual/360                2    26    91                                 3
     79            $          0         No          Actual/360                2    26    57                                37
     80            $          0         No          Actual/360                6    30    83                                 7
     81            $          0         No            30/360                  3    23                         33            4
     82            $     16,114         No          Actual/360                3    27    90                                 3
     83            $          0         No          Actual/360                3    27    92                                 1
     84            $          0         No          Actual/360                6    30    86                                 4
     85            $          0         No          Actual/360                1    25    92                                 3
     86            $          0         No          Actual/360                6    30    86                                 4
     87            $    186,650         No          Actual/360                4    28    88                                 4
     88            $      4,587         No          Actual/360                3    27    89                                 4

     89            $          0         No          Actual/360                2    26    91                                 3
     90            $          0         No          Actual/360                2    26    91                                 3
     91            $          0         No          Actual/360                2    26    91                                 3
     92            $          0         No          Actual/360                8    32    84                                 4
     93            $     12,722         No          Actual/360                4    28    88                                 4
     94            $          0         No          Actual/360                8    32    84                                 4
     95            $      1,666         No          Actual/360                3    27    89                                 4
     96            $          0         No          Actual/360                6    30    83                                 7
     97            $    201,005         No          Actual/360                4    28                         88            4
     98            $          0         No          Actual/360                5    29    87                                 4
     99            $    171,000         No          Actual/360                6    30    84                                 6
    100            $    503,417         No          Actual/360                7    31    85                                 4
    101            $          0         No          Actual/360                2    26    90                                 4
    102            $     15,046         No          Actual/360                3    27    90                                 3
    103            $          0         No          Actual/360                0    24    83                                13
    104            $          0         No          Actual/360                2    26    93                                 1
    105            $          0         No          Actual/360                4    28    87                                 5
    106            $          0         No          Actual/360               14    38    42                                 4
    107            $     96,864         No          Actual/360                2    26    91                                 3
    108            $    116,704         No          Actual/360               16    40    76                                 4

    109            $      4,549         No          Actual/360                3    27    89                                 4
    110            $        597         No          Actual/360                3    27    89                                 4
    111            $        341         No          Actual/360                3    27    89                                 4
    112            $        450         No          Actual/360                3    27    89                                 4
    113            $        343         No          Actual/360                3    27    89                                 4
    114            $        307         No          Actual/360                3    27    89                                 4
    115            $        341         No          Actual/360                3    27    89                                 4
    116            $          0         No          Actual/360                1    25    91                                 4
    117            $          0         No            30/360                  2    23                         33            4
    118            $          0         No          Actual/360                3    27    86                                 7
    119            $          0         No          Actual/360                1    25    90                                 3
    120            $     23,824         No          Actual/360                2    26    92                                 2
    121            $      9,816         No          Actual/360                5    29    87                                 4
    122            $      1,406         No          Actual/360                3    59                         57            4
    123            $          0         No          Actual/360                2    26    93                                 1
    124            $      2,502         No          Actual/360                5    29    87                                 4
    125            $          0         No          Actual/360                2    26    90                                 4
    126            $          0         No          Actual/360                2    26    57                                 1
    127            $          0         No          Actual/360                5    29    87                                 4
    128            $    120,695         No          Actual/360                4    28    88                                 4
    129            $          0         No          Actual/360                3    27    92                                 1
    130            $      2,416         No          Actual/360                3    27    89                                 4
    131            $      2,320         No          Actual/360                4    28    87                                 5
    132            $          0         No          Actual/360                2    26                         92            2
    133            $     14,016         No          Actual/360                8    32    75                                13
    134            $          0         No          Actual/360                3    27    89                                 4
    135            $          0         No          Actual/360                4    28    85                                 7
    136            $      4,500         No          Actual/360                5    29    87                                 4
    137            $          0         No          Actual/360                2    26    90                                 4
    138            $          0         No          Actual/360                2    26    90                                 4
    139            $          0         No          Actual/360                2    26    91                                 3
    140            $      2,291         No          Actual/360                3    27    89                                 4
    141            $          0         No          Actual/360                3    27    89                                 4
    142            $     13,845         No          Actual/360                5    29             87                        4
    143            $          0         No          Actual/360                6    30    86                                 4
    144            $          0         No          Actual/360                3    27    89                                 4
    145            $          0         No          Actual/360                3    27    91                                 2
    146            $      2,083         No          Actual/360                3    27    89                                 4
    147            $      5,254         No          Actual/360                1    25    93                                 2
    148            $     20,728         No          Actual/360                6    30    86                                 4
    149            $          0         No          Actual/360                2    26    93                                 1
    150            $      4,598         No          Actual/360                2    26    91                                 3
    151            $          0         No          Actual/360                3    27    92                                 1
    152            $          0         No          Actual/360                2    26    87                                 7
    153            $          0         No          Actual/360                3    27                         89            4
    154            $          0         No          Actual/360                4    28    88                                 4
    155            $          0         No          Actual/360                5    29    87                                 4
    156            $          0         No          Actual/360                4    28    88                                 4
    157            $    200,000         No          Actual/360                2    26    91                                 3

    158            $      6,678         No          Actual/360                2    26    91                                 3
    159            $      2,755         No          Actual/360                2    26    91                                 3
    160            $      4,167         No          Actual/360                2    26    91                                 3
    161            $      5,073         No          Actual/360                4    28    88                                 4
    162            $          0         No          Actual/360                3    27                         89            4
    163            $          0         No          Actual/360                5    29    88                                 3
    164            $      2,083         No          Actual/360                3    27    89                                 4
    165            $          0         No          Actual/360                5    29    87                                 4
    166            $          0         No          Actual/360                5     0                        113            7
    167            $      5,000         No          Actual/360                3    27                         89            4
    168            $          0         No          Actual/360                2    26    93                                 1
    169            $    100,579         No          Actual/360                4    28   100                                 4
    170            $      6,700         No          Actual/360                6    30    86                                 4
    171            $     10,000         No          Actual/360                4    28    88                                 4
    172            $          0         No          Actual/360                5    29    85                                 6
    173            $          0         No            30/360                  5    59                         57            4
    174            $          0         No          Actual/360                2    26    91                                 3
    175            $          0         No          Actual/360                6    30    86                                 4
    176            $          0         No          Actual/360                6    30    87                                 3
    177            $     10,000         No          Actual/360                5    29    87                                 4
    178            $    120,000         No          Actual/360                2    26    91                                 3
    179            $          0         No          Actual/360                1    25    94                                 1
    180            $          0         No          Actual/360                5    29    85                                 6
    181            $      1,932         No          Actual/360                5    29    87                                 4
    182            $          0         No          Actual/360                5    29    78                                13
    183            $          0         No          Actual/360                3    27    92                                 1
    184            $          0         No            30/360                  1    23                         33            4
    185            $    151,045         No          Actual/360                4    28    88                                 4
    186            $      5,881         No          Actual/360                3    27    90                                 3
    187            $        702         No          Actual/360                4    28    88                                 4
    188            $      3,003         No          Actual/360                3    27    89                                 4
    189            $     22,574         No          Actual/360                2    26    91                                 3
    190            $    125,000         No          Actual/360                5    29    87                                 4
    191            $          0         No          Actual/360                3    27    92                                 1
    192            $      2,646         No          Actual/360                2    26    91                                 3
    193            $          0         No          Actual/360                2    26    91                                 3
    194            $          0         No          Actual/360                3    27    90                                 3

    195            $          0         No          Actual/360                3    27    92                                 1
    196            $          0         No          Actual/360                3    27    92                                 1
    197            $          0         No          Actual/360                3    27    92                                 1
    198            $          0         No          Actual/360                3    27    92                                 1
    199            $          0         No          Actual/360                3    27    92                                 1
    200            $          0         No          Actual/360                3    27    92                                 1
    201            $          0         No          Actual/360                3    27    86                                 7
    202            $          0         No          Actual/360                2    26    89                                 5
    203            $          0         No          Actual/360                9    33    98                                 1
    204            $    202,541         No          Actual/360                7    31    25                                 4
    205            $          0         No          Actual/360                2    26    90                                 4
    206            $      1,892         No          Actual/360                5    29    87                                 4
    207            $     26,615         No          Actual/360                3    27    89                                 4
    208            $          0         No          Actual/360                8    32    84                                 4
    209            $          0         No          Actual/360                4    28    29                                 3
    210            $    100,579         No          Actual/360                4    28   100                                 4
    211            $          0         No          Actual/360                4    36                         79            5
    212            $          0         No          Actual/360                1    25    92                                 3
    213            $          0         No          Actual/360                2    26    91                                 3
    214            $          0         No          Actual/360                4    59                         48           13
    215            $          0         No          Actual/360                3    27    89                                 4
    216            $          0         No          Actual/360                4    59                         48           13
    217            $    100,579         No          Actual/360                4    28   100                                 4
    218            $      6,486         No          Actual/360                5    29    87                                 4
    219            $          0         No          Actual/360                8    32    84                                 4
    220            $      3,074         No          Actual/360                2    26    90                                 4
    221            $      3,215         No          Actual/360                2    26    91                                 3
    222            $      4,392         No          Actual/360                2    23                         94            3
    223            $          0         No          Actual/360                1    25             91                        4
    224            $          0         No          Actual/360                2    26    42                                 4
    225            $      5,256         No          Actual/360                6    30                         86            4
    226            $          0         No          Actual/360                3    27   149                                 4
    227            $          0         No          Actual/360                2    26    91                                 3
    228            $          0         No          Actual/360                1    25    56                                 3
    229            $      5,283         No          Actual/360                5    29    87                                 4
    230            $          0         No          Actual/360                4    28    88                                 4
    231            $     55,636         No          Actual/360                4    28    28                                 4
    232            $          0         No          Actual/360                2    26    90                                 4
    233            $      2,593         No          Actual/360                2    26    91                                 3
    234            $          0         No          Actual/360                3    27    89                                 4
    235            $     21,000         No          Actual/360                8    32    24                                 4
    236            $      2,917         No          Actual/360                3    27    89                                 4
    237            $          0         No          Actual/360                2    26    87                                 7
    238            $     40,232         No          Actual/360                4    28                         88            4
    239            $          0         No          Actual/360                2    26    91                                 3
    240            $          0         No          Actual/360                2    26    91                                 3
    241            $      3,428         No          Actual/360                4    28    88                                 4
    242            $          0         No          Actual/360                2    26    91                                 3
    243            $        833         No          Actual/360                3    27    86                                 7
    244            $          0         No          Actual/360                5     0                         56            4
    245            $          0         No          Actual/360                3    27    90                                 3
    246            $          0         No          Actual/360                4    28    88                                 4
    247            $          0         No          Actual/360                2    26    91                                 3
    248            $      5,500         No          Actual/360                4    28    88                                 4
    249            $     10,986         No          Actual/360                6    30    86                                 4
    250            $     92,399         No          Actual/360                2    26    81                                13
    251            $      2,507         No          Actual/360                5    29    87                                 4
    252            $          0         No          Actual/360                6    30    83                                 7
    253            $      6,277         No          Actual/360                4    28    89                                 3
    254            $          0         No          Actual/360                3    23                         94            3
    255            $          0         No          Actual/360                1    25                         90            5
    256            $          0         No          Actual/360                1    25    94                                 1
    257            $          0         No          Actual/360                2    26    90                                 4
    258            $          0         No          Actual/360                2    26    91                                 3
    259            $      1,875         No          Actual/360                5    29             87                        4
    260            $          0         No          Actual/360                2    26    87                                 7
    261            $          0         No          Actual/360                2    26    90                                 4
    262            $     50,290         No          Actual/360                4    28    88                                 4
    263            $          0         No          Actual/360                2    26    31                                 3
    264            $          0         No          Actual/360                5    29    85                                 6
    265            $          0         No          Actual/360                2    26    90                                 4
    266            $          0         No          Actual/360                3    23                         94            3
    267            $          0         No          Actual/360                2    26    91                                 3
    268            $        547         No          Actual/360                3    27    89                                 4
    269            $      7,368         No          Actual/360                6    30    86                                 4
    270            $          0         No          Actual/360                6    30    86                                 4
    271            $          0         No          Actual/360                3    27    90                                 3
    272            $          0         No          Actual/360                3    27    89                                 4
    273            $      8,560         No          Actual/360                6    30    86                                 4
    274            $          0         No          Actual/360                6    30    83                                 7
    275            $          0         No          Actual/360                2    26    90                                 4
    276            $          0         No          Actual/360                5    29    90                                 1
    277            $          0         No          Actual/360                2    26    90                                 4
    278            $      4,276         No          Actual/360                2    26    91                                 3
    279            $          0         No          Actual/360                5    29    88                                 3
    280            $      3,153         No          Actual/360                2    26    91                                 3
    281            $          0         No          Actual/360                2    26    91                                 3
    282            $      1,401         No          Actual/360                5    29    85                                 6
    283            $      3,967         No          Actual/360                3    27    90                                 3
    284            $      2,991         No          Actual/360                5    29    87                                 4
    285            $      2,048         No          Actual/360                2    26    91                                 3
    286            $          0         No          Actual/360                3    36                         81            3
    287            $          0         No          Actual/360                2    26    91                                 3
    288            $      1,700         No          Actual/360                2    26    91                                 3
    289            $          0         No          Actual/360                2    26    91                                 3
    290            $      1,520         No          Actual/360                4    28             88                        4
    291            $          0         No          Actual/360                2    26    91                                 3
    292            $          0         No          Actual/360                1    25    92                                 3
    293            $          0         No          Actual/360                3    27                         90            3
    294            $          0         No          Actual/360                5    29    87                                 4
    295            $        789         No          Actual/360                2    26    91                                 3
    296            $          0         No          Actual/360                2    26    91                                 3
    297            $          0         No          Actual/360                3    27    90                                 3

    298            $          0         No          Actual/360                3    27    90                                 3
    299            $          0         No          Actual/360                3    27    90                                 3
    300            $          0         No          Actual/360                3    27    90                                 3
    301            $      2,024         No          Actual/360                2    26    91                                 3
    302            $      1,205         No          Actual/360                6    30    83                                 7
    303            $          0         No          Actual/360                6    30    86                                 4
    304            $          0         No          Actual/360                2    26    91                                 3
    305            $          0         No          Actual/360                2    26    90                                 4
    306            $          0         No          Actual/360                3    27    89                                 4
    307            $      1,100         No          Actual/360                2    26    91                                 3
    308            $     30,000         No          Actual/360                1    25    92                                 3

                   $ 10,163,753

------------------------------------------
  MORTGAGE        YM        ADMINISTRATIVE
  LOAN NO.    FORMULA(26)   COST RATE(27)
------------------------------------------

     1                           3.084
     2                           3.084
     3                           3.084
     4                           3.084
     5                           3.084

     6                           2.084
     7                           2.084
     8                           2.084
     9                           2.084
     10                          2.084
     11                          2.084
     12                          2.084
     13                          2.084
     14                          2.084
     15                          2.084

     16                          5.084
     17                          5.084
     18                          5.084
     19                          5.084

     20                          3.084
     21                          3.084
     22                          3.084
     23                          3.084
     24                          3.084
     25                          3.084

     26                          3.084
     27                          3.084
     28                          3.084

     29                          2.084
     30                          2.084
     31            A             2.084
     32                          2.084
     33                          3.084

     34                          2.084
     35                          2.084
     36                          2.084
     37                          2.084
     38                          2.084

     39            A             2.084
     40            A             2.084
     41                          3.084

     42                          3.084
     43                          3.084
     44            A             2.084
     45                          2.084
     46                          3.084
     47            B             3.084
     48                          3.084
     49                          2.084
     50                          3.084
     51                          3.084
     52            C             3.084
     53                          4.084
     54                          3.084
     55                          9.084
     56                          4.084
     57                          2.084
     58                          3.084
     59                          3.084

     60            A             2.084
     61            A             2.084
     62            A             2.084
     63            A             2.084
     64                          3.084

     65                          3.084
     66                          3.084
     67                          3.084
     68                          2.084
     69                          3.084
     70                          3.084
     71                          2.084
     72                          3.084

     73                          2.084
     74                          2.084
     75                          2.084
     76                          2.084
     77            D             3.084
     78                          2.084
     79                          3.084
     80                          3.084
     81            A             2.084
     82                          2.084
     83                          2.084
     84                          3.084
     85                          7.084
     86                          3.084
     87                          8.084
     88                          3.084

     89                          7.084
     90                          7.084
     91                          7.084
     92                          8.084
     93                          3.084
     94                          8.084
     95                          3.084
     96                          3.084
     97            E             3.084
     98                          3.084
     99                          2.084
    100                          3.084
    101                          7.084
    102                          2.084
    103                         13.084
    104                          2.084
    105                          3.084
    106                          3.084
    107                          2.084
    108                          3.084

    109                          3.084
    110                          3.084
    111                          3.084
    112                          3.084
    113                          3.084
    114                          3.084
    115                          3.084
    116                          3.084
    117            A             2.084
    118                          9.084
    119                          2.084
    120                          9.084
    121                          3.084
    122            B             3.084
    123                          2.084
    124                          9.084
    125                          3.084
    126                          2.084
    127                          3.084
    128                          3.084
    129                          2.084
    130                          3.084
    131                          3.084
    132            F             2.084
    133                         13.084
    134                          3.084
    135                         11.084
    136                          3.084
    137                          3.084
    138                          3.084
    139                          2.084
    140                          3.084
    141                          3.084
    142            G             3.084
    143                          3.084
    144                          3.084
    145                          2.084
    146                          9.084
    147                          2.084
    148                          3.084
    149                          2.084
    150                          2.084
    151                          2.084
    152                          3.084
    153            H             3.084
    154                          3.084
    155                          3.084
    156                          3.084
    157                          2.084

    158                          2.084
    159                          2.084
    160                          2.084
    161                          3.084
    162            I             3.084
    163                          9.084
    164                          3.084
    165                          3.084
    166            J            13.084
    167            K             3.084
    168                          2.084
    169                          3.084
    170                          3.084
    171                          3.084
    172                          8.084
    173            B             3.084
    174                          7.084
    175                          3.084
    176                          2.084
    177                          3.084
    178                          2.084
    179                          9.084
    180                          8.084
    181                          3.084
    182                         13.084
    183                          9.084
    184            A             2.084
    185                          3.084
    186                          2.084
    187                          3.084
    188                          3.084
    189                          2.084
    190                          3.084
    191                          2.084
    192                          2.084
    193                          9.084
    194                          2.084

    195                          2.084
    196                          2.084
    197                          2.084
    198                          2.084
    199                          2.084
    200                          2.084
    201                          3.084
    202                          3.084
    203                          2.084
    204                          3.084
    205                          3.084
    206                          3.084
    207                          3.084
    208                          3.084
    209                          2.084
    210                          3.084
    211            L             3.084
    212                          2.084
    213                          9.084
    214            B            13.084
    215                          3.084
    216            B            13.084
    217                          3.084
    218                          3.084
    219                          3.084
    220                          2.084
    221                          7.084
    222            F             2.084
    223            M             3.084
    224                          3.084
    225            E             8.084
    226                          3.084
    227                          2.084
    228                          2.084
    229                          3.084
    230                         13.084
    231                          3.084
    232                          3.084
    233                          2.084
    234                          3.084
    235                         13.084
    236                          3.084
    237                          9.084
    238            H             3.084
    239                          2.084
    240                          2.084
    241                          3.084
    242                          2.084
    243                          3.084
    244            N             3.084
    245                          2.084
    246                          3.084
    247                          2.084
    248                          3.084
    249                          3.084
    250                          3.084
    251                          3.084
    252                          3.084
    253                          9.084
    254            F             2.084
    255            K             3.084
    256                          9.084
    257                          3.084
    258                          2.084
    259            G             3.084
    260                          8.084
    261                          3.084
    262                          3.084
    263                          2.084
    264                          8.084
    265                          9.084
    266            F             2.084
    267                          2.084
    268                          3.084
    269                          3.084
    270                          3.084
    271                          2.084
    272                          3.084
    273                          3.084
    274                          3.084
    275                          3.084
    276                          7.084
    277                          3.084
    278                          2.084
    279                          2.084
    280                          2.084
    281                          2.084
    282                          8.084
    283                          2.084
    284                          3.084
    285                          2.084
    286            F             2.084
    287                          2.084
    288                          2.084
    289                          2.084
    290            G             3.084
    291                          2.084
    292                          2.084
    293            F             2.084
    294                          3.084
    295                          2.084
    296                          7.084
    297                          2.084

    298                          2.084
    299                          2.084
    300                          2.084
    301                          2.084
    302                          3.084
    303                          3.084
    304                          7.084
    305                          3.084
    306                          3.084
    307                          7.084
    308                          2.084

                                 3.420

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1-5 - RITZ-CARLTON PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-1

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1-5 - RITZ-CARLTON PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-2

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1-5 - RITZ-CARLTON PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                $270,000,000
CUT-OFF DATE BALANCE(1):            $266,778,306
LOAN PURPOSE:                       Refinance
SHADOW RATING (MOODY'S/S&P):        NAP
FIRST PAYMENT DATE:                 October 31, 2005
INTEREST RATE:                      5.957%
AMORTIZATION:                       Years 1-7: 226 months
                                    Thereafter: 331 months
ARD:                                NAP
HYPERAMORTIZATION:                  NAP
MATURITY DATE:                      September 30, 2015
EXPECTED MATURITY BALANCE(1):       $195,076,012
SPONSOR:                            Millennium Partners
INTEREST CALCULATION:               Actual/360
CALL PROTECTION:                    Locked out until earlier of September 30,
                                    2008 or 2 years after the REMIC "start-up"
                                    day of the securitization of the
                                    Ritz-Carlton Portfolio Companion Loan, with
                                    U.S. Treasury defeasance thereafter.
                                    Prepayable without penalty from and after
                                    June 30, 2015.

LOAN PER ROOM(1):                   $251,478.67

UP-FRONT RESERVES:                  $10,558,434

ONGOING RESERVES:                   FF&E:                 Various

LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:             Portfolio of 5 assets
PROPERTY TYPE:                      Hospitality
PROPERTY SUB-TYPE:                  Full-Service
LOCATION:                           Various
YEAR BUILT/RENOVATED:               See "The Property" below
OCCUPANCY(2):                       76.6%
ROOMS:                              1,218
THE COLLATERAL:                     5 five-star luxury
                                    Ritz-Carlton hotels
OWNERSHIP INTEREST:                 Fee (3) and Leasehold (2)
PROPERTY MANAGEMENT:                The Ritz-Carlton Hotel Company, L.L.C.

MOST RECENT NET OP. INCOME:         $32,240,617
2ND MOST RECENT NET OP.             $22,725,598
INCOME(3):
3RD MOST RECENT NET OP.             $12,814,316
INCOME(3):
U/W NET OP. INCOME:                 $40,389,926
U/W NET CASH FLOW:                  $27,998,306
U/W OCCUPANCY:                      76.2%
APPRAISED VALUE:                    $516,200,000
CUT-OFF DATE LTV(1):                59.3%
MATURITY DATE  LTV(1):              43.4%
DSCR(1)(4):                         1.02x
POST IO DSCR(1):                    NAP
--------------------------------------------------------------------------------

(1)   The subject loan represents an 87.1% pari passu interest in the
      $310,000,000 senior portion of a $360,000,000 first mortgage loan. All
      LTV, DSCR and Loan per Room numbers in this table are based on such
      $310,000,000 senior portion. The Expected Maturity Balance reflects the balance of the $266,778,306 subject loan.

(2)   Occupancy as of December 31, 2005.

(3)   Certain hotels had yet to open during this period.

(4)   Marriott International Inc. (BBB+/Baa2) has agreed to lend the
      Ritz-Carlton Portfolio Borrower, among other things, the debt service payable under the subject loan. See "--Marriott Facility" below.

THE RITZ-CARLTON PORTFOLIO LOAN

      THE LOAN. The largest loan (the "Ritz-Carlton Portfolio Loan") as evidenced by the Promissory Note (the "Ritz-Carlton Portfolio Note") is secured by a first priority fee and leasehold Mortgage, Assignment of Leases and Rents,
Security Agreement and Fixture Filing (the "Ritz-Carlton Portfolio Mortgage")
encumbering a 1,218 room portfolio of 5 five-star Ritz-Carlton hotels located in
New York, New York (2), Washington, D.C. (2) and Boston, MA (collectively, the
"Ritz-Carlton Portfolio Property"). The Ritz-Carlton Portfolio Loan was
originated on September 30, 2005 by Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are MPE Hotel I (Downtown New York) LLC, a
Delaware limited liability company, MPE Hotel I Tenant (Downtown New York) LLC, a Delaware limited liability company, MPE Hotel I FF&E (Downtown New York) LLC, a Delaware limited liability company, MPE Hotel I (New York) LLC, a Delaware limited liability company, MPE Hotel I Tenant (New York) LLC, a Delaware limited liability company, MPE Hotel I FF&E (New York) LLC, a Delaware limited liability company, MPE Holdings I LLC, in its capacity as trustee of MPE Hotel I
(Washington) Trust, a District of Columbia Trust, a Delaware limited liability company, MPE Holdings I LLC, in its capacity as trustee of MPE Hotel I
(Georgetown) Trust, a District of Columbia Trust, MPE Hotel I (Boston Leasing
Co) LLC, a Delaware limited liability company, MPE Hotel I Tenant (Boston) LLC,
MPE Hotel I (Boston Commons) LLC, and MPE

                                      IV-3

Hotel I FF&E (Boston Commons) LLC (collectively, the "Ritz-Carlton Portfolio
Borrower"), which own no material asset other than the Ritz-Carlton Portfolio
Property and related interests. Each of these entities is a wholly-owned subsidiary of a joint venture among Millennium Partners and subsidiaries of two
German insurance firms, Provinzial Rheinland Lebensversicherung AG
("Provinzial") and ERGO Versicherungsgruppe AG ("Ergo").

      THE PROPERTY. Information with respect to the Ritz-Carlton Portfolio
Property is set forth below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR
                                                  ALLOCATED     APPRAISED     OWNERSHIP    BUILT/       2005       2005      2005
      PROPERTY          LOCATION          ROOMS  LOAN AMOUNT      VALUE       INTEREST    RENOVATED   OCCUPANCY     ADR     REVPAR
-----------------------------------------------------------------------------------------------------------------------------------

Ritz-Carlton, Central
Park South              New York, NY       261   $92,081,544   $177,000,000   Leasehold    2002/NAP     77.5%     $628.57   $487.14
Ritz-Carlton,
Washington, D.C.        Washington, D.C.   300   $61,100,838   $111,000,000   Fee          2000/NAP     71.9%     $313.64   $225.44
Ritz-Carlton,
Battery Park            New York, NY       298   $50,773,936    $90,000,000   Leasehold    2002/NAP     78.7%     $373.22   $293.91
Ritz-Carlton,
Boston                  Boston, MA         273   $40,447,034    $95,000,000   Fee         1927/2002     68.0%     $305.95   $207.94
Ritz-Carlton,
Georgetown              Washington, D.C.   86    $22,374,955    $43,200,000   Fee          2003/NAP     71.9%     $424.17   $304.92
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            PROPERTY                  2001 OCCUPANCY     2002 OCCUPANCY    2003 OCCUPANCY     2004 OCCUPANCY    2005 OCCUPANCY
------------------------------------------------------------------------------------------------------------------------------

Ritz-Carlton, Central Park South           NAP                NAP              70.6%              78.0%             77.5%
Ritz-Carlton, Washington, D.C.            62.0%              67.7%             62.5%              68.6%             71.9%
Ritz-Carlton, Battery Park                 NAP               56.1%             66.0%              77.7%             78.7%
Ritz-Carlton, Boston                       NAP                NAP              58.1%              66.3%             68.0%
Ritz-Carlton, Georgetown                   NAP                NAP               NAP               67.6%             71.9%
------------------------------------------------------------------------------------------------------------------------------

      BOSTON COMMON. The Ritz-Carlton Portfolio Loan is also secured by the
193-room Ritz-Carlton, Boston Common in Boston, MA. This hotel may be released at any time upon the request of the Ritz-Carlton Portfolio Borrower and, as a result, has not been included in the UCF, LTV, Loan per Room and other information set forth herein with respect to the Ritz-Carlton Portfolio Loan.

      ESCROWS AND RESERVES. Pursuant to the management agreements with The
Ritz-Carlton Hotel Company LLC (the "Ritz Carlton Portfolio Manager"), a
subsidiary of Marriott, all hotel revenues are deposited in operating accounts that are pledged to mortgagee. The management agreements also provide for the establishment of reserves for real estate taxes, insurance, operating expenses and FF&E. The FF&E reserve is 3.0% of gross revenues for Central Park, Battery
Park and Georgetown stabilizing at 5.0% in 2013 for Central Park and Battery
Park and in 2014 for Georgetown. The FF&E reserve is 4.0% of gross revenues for
Washington, D.C., stabilizing at 5.0% in 2011. The FF&E reserve is 5.0% of gross revenues for Boston. Commencing October 2012, the amount by which the
Ritz-Carlton Portfolio Property's cash flow exceeds the debt service on the
Ritz-Carlton Portfolio Loan (not to exceed $848,653 in any month) will be reserved as additional collateral for the Ritz-Carlton Portfolio Loan.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Ritz-Carlton Portfolio Loan.

      PROPERTY MANAGEMENT. The Ritz-Carlton Portfolio Properties are managed by
The Ritz-Carlton Hotel Company, L.L.C. pursuant to management agreements that expire in 2077.

      MARRIOTT FACILITY. Pursuant to a Secured Funding Guarantee Agreement (the
"Marriott Facility"), Marriott International, Inc. ("Marriott") has agreed to lend to the Ritz-Carlton Portfolio Borrower up to $100,000,000. Such payments may be used by the Ritz-Carlton Portfolio Borrower to (i) make debt service payments on the Ritz-Carlton Portfolio Loan (including with respect to the
$50,000,000 B-note that is also secured by the Ritz-Carlton Portfolio Mortgage),
(ii) pay up to $2,700,000 per annum in interest on the subordinate and (iii)
reimburse the sponsor for up to $2,000,000 in annual overhead. The Ritz-Carlton
Portfolio Borrower is required to repay amounts funded under the Marriott
Facility (together with accrued interest thereon at LIBOR plus 2.0% per annum)
upon the earlier to occur of (i) December 31, 2077 or (ii) the sale of one or more hotels, in which case the amount required to be repaid will be the payments under the Marriott Facility that had previously been allocated to the applicable hotel or hotels. As of the year-end 2005, $73,457,286 remained available under the Marriott Facility and Marriott's long-term unsecured credit ratings from S&P and Moody's were BBB+ and Baa2, respectively.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Ritz-Carlton Portfolio
Borrower's repayment obligations under the Marriott Facility are secured by subordinate pledges in the Ritz-Carlton Portfolio Borrower. Such repayment obligations will arise upon the earlier to occur of (i) December 31, 2077 or
(ii) the sale of one or more hotels, in which case the amount required to be repaid will be the payments under the Marriott Facility that had previously been allocated to the applicable hotel or hotels. See "- Marriott Facility" above.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The
Ritz-Carlton Portfolio Property also secures, on a subordinate basis, a
$50,000,000 B-Note mortgage loan. In addition, MPE Holdings I LLC, the owner of the Ritz-Carlton Portfolio Borrower, is indebted, on an unsecured, subordinate basis, in the aggregate amount of $40,615,000 to affiliates of Provinzial
Rheinland

                                      IV-4

Lebensversicherung AG and ERGO Versicherungsgruppe AG ("the "Unsecured Notes").
Various matters regarding the respective rights and obligations of the trust, as the holder of the Ritz-Carlton Portfolio Loan, and the holder of the B-Note and such unsecured debt are governed by intercreditor agreements. The intercreditor agreements with the B-Note holder is further described in this prospectus supplement under "Servicing of the Mortgage Loans-Servicing of Certain Mortgage
Loans with Other Financing-Servicing the Ritz-Carlton A/B Mortgage Loan.

      The Ritz-Carlton Portfolio Borrower's repayment obligations under the
Marriott Facility are secured by subordinate mortgages on the Ritz-Carlton
Portfolio Property. Such repayment obligations will arise upon the earlier to occur of (i) December 31, 2077 or (ii) the sale of one or more hotels, in which case the amount required to be repaid will be the payments under the Marriott
Facility that had previously been allocated to the applicable hotel or hotels.
See "- Marriott Facility" above.

      RELEASE OF PARCELS. From and after the second anniversary of the REMIC
"start up" day, the Ritz-Carlton Portfolio Borrower may obtain the release of any hotel in the Ritz-Carlton Portfolio Property (other than the Ritz-Carlton,
Central Park South) provided that, among other things, (a) 125% of the allocated loan amount for the applicable hotel is defeased, (b) no event of default is continuing, (c) the DSCR for the remaining hotels is not less than the DSCR immediately prior to such release and (d) the Ritz-Carlton Portfolio Borrower repays the amount, if any, of any prior advances made under the Marriott
Facility as may be required under the Marriott Facility in connection with the sale of such property.

      The Ritz-Carlton Portfolio Borrower may also obtain a partial release with respect to (i) prior to the second anniversary of the REMIC "start up" day, the
Ritz-Carlton, Boston and (ii) at any time during the loan term, certain rooms the Ritz-Carlton Portfolio Borrower may elect to convert to residential ownership ("Conversion Rooms") provided that, among other things, (A) (1) with respect to the Ritz-Carlton, Boston, the Ritz-Carlton Borrower prepays the
Ritz-Carlton Portfolio Loan in an amount equal to 125% of the allocated loan amount with respect to such property and (2) with respect to any Conversion
Rooms, the Ritz-Carlton Borrower prepays the Ritz-Carlton Portfolio Loan in an amount equal to the product of (i) 115% and (ii) the difference between (a) the applicable Allocated Loan Amount for the applicable Individual Property and (b)
the product of (1) such Allocated Loan Amount multiplied by (2) the quotient of
(x) the appraised value (set forth in an MAI appraisal of the Property dated no more than sixty (60) days prior to the proposed Partial Release Date by an appraiser acceptable to Lender) of the remaining Property (i.e., the Property excluding such Conversion Release Parcel) to (y) the appraised value of such
Individual Property immediately prior to such release (i.e., the Property including such Conversion Release Parcel); provided, however, that in no event shall the amount set forth in the preceding clause (b) be less than the product of (I) such Allocated Loan Amount and (II) the quotient of (a) the number of rooms in such Individual Property immediately after such release divided by the total number of rooms in such Individual Property immediately prior to such release, (B) the Ritz-Carlton Borrower pays a yield maintenance premium with respect to the amount described in the preceding clause (A), (C) the debt service coverage ratio immediately following the release must be at least equal to the debt service coverage ratio immediately prior to such release, (D) in no event shall the aggregate amount prepaid with respect to Conversion Rooms exceed
$75,000,000, (E) in no event shall Conversion Rooms consist of more than 50% of the rooms at any hotel or be located at the Ritz-Carlton, Central Park and (F)
any Conversion Rooms consist of one or more units in a validly created condominium regime for the applicable property that are legally separate from the remaining Ritz-Carlton Portfolio Property.

      Certain additional information regarding the Ritz-Carlton Portfolio Loan and the Ritz-Carlton Portfolio Property is set forth on Appendix II hereto.

                                      IV-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-6

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 6-15 - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-7

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 6-15 - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-8

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 6-15 - COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $108,543,000
CUT-OFF DATE BALANCE:              $108,543,000
LOAN PURPOSE:                      Refinance
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                February 1, 2006
INTEREST RATE:                     5.560%
AMORTIZATION:                      Interest only
ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     January 1, 2016
EXPECTED MATURITY BALANCE:         $108,543,000
SPONSOR:                           Corporate Office Properties, L.P.
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out until the earlier of January 2,
                                   2009 or 2 years after the REMIC "start-up"
                                   day, with U.S. Treasury defeasance
                                   thereafter.  Prepayable without a penalty
                                   from and after October 1, 2015.

LOAN PER SF:                       $181.67

UP-FRONT RESERVES:                 TI/LC:                            $6,132,988

ONGOING RESERVES:                  RE Tax:                           Springing
                                   Insurance:                        Springing
                                   Cap Ex:                           Springing
                                   TI/LC:                            Springing

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 10 assets
PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Suburban
LOCATION:                          Annapolis Junction, MD and Columbia, MD
YEAR BUILT/RENOVATED:              1988, 2005/NAP
PERCENT LEASED(1):                 95.5%
SQUARE FOOTAGE:                    597,482
THE COLLATERAL:                    10 office buildings
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               COPT Property Management Services, LLC

MOST RECENT NET OP. INCOME(2):     $5,299,578
2ND MOST RECENT NET OP.
INCOME:                            NAP
3RD MOST RECENT NET OP.
INCOME:                            NAP
U/W NET OP. INCOME:                $10,030,668
U/W NET CASH FLOW:                 $9,320,001
U/W OCCUPANCY:                     93.5%
APPRAISED VALUE:                   $136,500,000
CUT-OFF DATE LTV:                  79.5%
MATURITY DATE LTV:                 79.5%
DSCR:                              1.52x
POST IO DSCR:                      NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 23, 2006

(2)   Excludes 191 NBP - National Business Park and represents only 3 months history for 304 NBP - National Business Park

THE COPT OFFICE PORTFOLIO LOAN

      THE LOAN. The second largest loan (the "COPT Office Portfolio Loan") as evidenced by the Promissory Note (the "COPT Office Portfolio Note") is secured by four first priority fee Indemnity Deeds of Trust, Assignment of Leases and
Rents and Security Agreements (the "COPT Office Portfolio Mortgages") through an
IDOT structure. Parents of the related Borrower have pledged their interests in the properties to secure their guarantee of the mortgage loan, encumbering an approximately 597,482 square foot suburban office portfolio comprised of ten office properties in two business parks located in Columbia and Annapolis
Junction, Maryland (the "COPT Office Portfolio Properties"). The COPT Office
Portfolio Loan was originated on December 29, 2005 by or on behalf of LaSalle
Bank National Association.

      THE BORROWER. The borrowers are 7130 Columbia Gateway, LLC, 6700 Alexander
Bell, LLC, 304 Sentinel, LLC and 2691 Technology, LLC, each a Maryland limited liability company (the "COPT Office Portfolio Borrowers") that together with the
IDOT guarantors own no material asset other than the COPT Office Portfolio
Properties and related interests. The sponsor of the COPT Office Portfolio Loan is Corporate Office Properties, L.P., which is the operating partnership of
Corporate Office Properties Trust (NYSE: OFC). Corporate Office Properties Trust
currently owns 183 office properties totaling approximately 14.6 million square feet, which includes 18 properties totaling approximately 885,000 square feet held through joint ventures. The properties are located primarily in the
Baltimore/Washington and Northern Virginia submarkets.

                                      IV-9

      THE PROPERTY. The COPT Office Portfolio Properties are located in two separate business parks. The COPT Office Portfolio Properties consist of ten suburban office buildings totaling approximately 597,482 square feet. The two largest buildings are situated in a business park known as National Business
Park located in Annapolis Junction, Anne Arundel County, Maryland. National
Business Park is located approximately 5 miles from Fort Meade, which is composed of military, civilian and contractor personnel and is the headquarters for both civilian and military employees of the National Security Agency
("NSA"). Fort Meade and the NSA combined, represent the largest employers in the
State of Maryland. The largest building is leased solely by Booz Allen Hamilton
Inc. and the second largest building is leased solely by Northrop Grumman
Systems Corporation. Booz Allen Hamilton Inc., a privately held company, is a global consulting firm which has more than 17,000 employees on six continents.
The firm was founded in 1914 and was named to Fortune Magazine's 2006 list of one of the top 100 companies to work for. Booz Allen Hamilton Inc. has three extensions options of five years. Northrop Grumman Systems Corporation is a subsidiary of Northrop Grumman Corporation (NYSE: NOC). Northrop Grumman
Corporation is a Fortune 500 Company that is involved in various business sectors, including: electronic systems, information technology, integrated systems, mission systems, ship systems, space technology and technical services.
Northrop Grumman Systems Corporation has one extension option of five years. The remaining eight buildings are situated in a business park known as Columbia
Gateway Business Park located in Columbia, Howard County, Maryland. Both business parks are located between Washington, D.C. and Baltimore, along the
Baltimore-Washington Corridor, which extends from the Baltimore Beltway (I-695)
to the north, to the Washington Beltway (I-495) to the south and is centered between and on either side of Interstate 95 and Maryland 295.

------------------------------------------------------------------------------------------------------------------------------------
                                                      ALLOCATED                    OWNERSHIP     YEAR BUILT/     PERCENT    SQUARE
         PROPERTY                   LOCATION         LOAN AMOUNT   PROPERTY TYPE   INTEREST       RENOVATED      LEASED     FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------

304 NBP - National Business
Park                           Annapolis Junction   $37,280,000       Office         Fee          2005/NAP        100.0%    162,498
191 NBP - National Business
Park                           Annapolis Junction   $24,000,000       Office         Fee          2005/NAP        100.0%    103,683
6700 Alexander Bell Drive      Columbia             $10,939,000       Office         Fee          1988/NAP         90.6%    74,859
7130 Columbia Gateway Drive    Columbia              $6,519,000       Office         Fee          1988/NAP        100.0%    46,840
6708 Alexander Bell Drive      Columbia              $6,320,000       Office         Fee          1988/NAP        100.0%    39,203
7142 Columbia Gateway Drive    Columbia              $6,280,500       Office         Fee          1988/NAP        100.0%    45,951
7138 Columbia Gateway Drive    Columbia              $5,406,000       Office         Fee          1988/NAP        100.0%    38,225
7150 Columbia Gateway Drive    Columbia              $4,849,500       Office         Fee          1988/NAP         56.8%    35,812
6724 Alexander Bell Drive      Columbia              $4,000,000       Office         Fee          1988/NAP         85.6%    28,420
7134 Columbia Gateway Drive    Columbia              $2,949,000       Office         Fee          1988/NAP        100.0%    21,991
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE

                                                                                                % OF TOTAL BASE    CUMULATIVE % OF
                       # OF LEASES   AVERAGE BASE RENT    % OF TOTAL SQUARE    CUMULATIVE %     RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR           ROLLING       PER SF ROLLING       FEET ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

         Vacant             0              $0.00                   5%               5%                 0%                  0%
          2006              4             $14.00                   3%               7%                 2%                  2%
          2007              1             $21.63                   1%               8%                 1%                  2%
          2008              3             $15.17                   6%              14%                 4%                  7%
          2009             10             $15.87                  21%              35%                17%                 24%
          2010              5             $19.34                   8%              42%                 8%                 31%
          2011              0              $0.00                   0%              42%                 0%                 31%
          2012              4             $23.56                  24%              66%                29%                 60%
          2013              0              $0.00                   0%              66%                 0%                 60%
          2014              0              $0.00                   0%              66%                 0%                 60%
          2015              1             $26.00                  27%              94%                36%                 96%
     2016 & Beyond          2             $11.62                   7%             100%                 4%                100%
------------------------------------------------------------------------------------------------------------------------------------

                                      IV-10

      The following table presents certain information relating to the major tenants at the COPT Office Portfolio Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL     ANNUALIZED
                                   CREDIT RATING                        ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                      (FITCH/       TENANT     % OF    UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
       TENANT NAME                MOODY'S/S&P)(1)    NRSF      NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)  EXPIRATION(2)
------------------------------------------------------------------------------------------------------------------------------------

Booz Allen Hamilton, Inc.             --/--/--      162,498      27%    $4,842,928          38%         $29.80        12/31/2015
Northrop Grumman Systems
 Corporation                       BBB+/Baa2/BBB+   103,683      17%    $2,895,521          23%         $27.93        07/31/2012
American Home Mortgage
 Corporation                          --/--/--       45,951       8%      $541,762           4%         $11.79        08/31/2009
Essex Corporation                     --/--/--       39,203       7%      $858,261           7%         $21.89       05/30/2012(2)
EVI Technology, LLC                   --/--/--       38,225       6%      $430,031           3%         $11.25       02/28/2016(3)
TOTAL/WEIGHTED AVERAGE                              389,560      65%    $9,568,503          75%         $24.56

Other Tenants                            NAP        180,047      30%    $3,191,556          25%         $17.73          Various
Vacant Space                             NAP         27,875       5%            $0           0%          $0.00            NAP
TOTAL/WEIGHTED AVERAGE                              597,482     100%   $12,760,059         100%         $22.40
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Essex Corporation has a one time right to terminate its lease after May
      31, 2010, if (i) it gives at least ten months prior written notice, (ii)
      there is no outstanding event of default under the lease and (iii) it pays landlord a termination fee equal to the sum of (i) the unamortized amount of tenant improvements made by landlord, at landlords expense, at 12% per annum (ii) the unamortized amount of brokerage commissions and (iii) four months base rent in effect as of June 1, 2010.

(3)   EVI Technology, LLC has a one time right to terminate its lease after
      March 1, 2014, if (i) it gives at least two hundred seventy days prior written notice, (ii) there is no outstanding event of default under the lease and (iii) it pays landlord a termination fee equal to the sum of (i)
      any remaining amount of the $1,337,875 to be paid by landlord to EVI
      Technology, LLC for tenant improvements, applying an interest rate of 12%
      per annum, (ii) the amount of unamortized brokerage commissions, applying an interest rate of 12% per annum and (iii) $176,295, which is equal to four months base rent in effect as of March 1, 2014.

      ESCROWS AND RESERVES. The COPT Office Portfolio Borrowers are required to escrow 1/12 of the estimated annual real estate taxes and insurance premiums, monthly, if, (i) an event of default under the COPT Office Portfolio Loan has occurred and is continuing; (ii) the COPT Office Portfolio Borrowers do not provide evidence to the lender of the timely payment of real estate taxes not later than 30 days after the due date; or (iii) the COPT Office Portfolio
Borrowers do not maintain a current and effective blanket insurance policy for the COPT Office Portfolio Properties complying with loan document requirements.
In addition, at closing, the COPT Office Portfolio Borrowers deposited tenant improvement escrows in the amounts of $5,271,121 with respect to the Booz Allen
Hamilton, Inc. lease and $861,867 with respect to the Northrop Grumman Systems
Corporation lease. Each tenant improvement escrow will be released upon estoppels being delivered to lender that set forth generally that the related tenant is in occupancy, paying full rent according to its lease and all advances made by the COPT Office Portfolio Borrowers for initial tenant improvements have been made. Furthermore, if an event of default has occurred and is continuing, the COPT Office Portfolio Borrowers may be required to escrow, monthly, into a capital expenditure reserve account and a tenant improvement and leasing commission reserve account amounts consistent with reserves required by institutional lenders for similar loans.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the COPT Office Portfolio Loan.

      PROPERTY MANAGEMENT. The COPT Office Portfolio Properties are managed by
COPT Properties Management Services, LLC, which is an affiliate of the COPT
Office Portfolio Loan's sponsor. COPT Properties Management Services, LLC currently manages approximately 13 million square feet of space. The management agreement is subordinate to the COPT Office Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PROPERTIES. The COPT Office Portfolio Borrowers may obtain a release of any of the COPT Office Portfolio Properties from the COPT Office
Portfolio Loan by partial defeasance of the COPT Office Portfolio Loan subject to the satisfaction of certain conditions including (i) the COPT Office
Portfolio Borrowers must defease an amount equal to 110% of the loan amount allocated for the released property(s), (ii) after giving effect to the release(s), the underwritten DSCR for the remaining properties is not less than the greater of (A) the underwritten DSCR immediately preceding the release(s)
and (B) 1.20x and (iii) if required by any rating agency, the COPT Office
Portfolio Borrowers delivers confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates.

      SUBSTITUTION OF PROPERTIES. The COPT Office Portfolio Borrowers may
release any of the COPT Office Portfolio Properties from the COPT Office
Portfolio Loan by simultaneously substituting one or more other properties in place of a released property(s), subject to the satisfaction of certain conditions including (i) the LTV, after giving effect to the substitution(s), for the COPT Office Portfolio Properties is no greater than the lesser of (a)
the LTV for all of the COPT Office Portfolio Properties immediately preceding the substitution(s) and (b) 80%; (ii) after giving effect to a substitution(s), the underwritten DSCR for the COPT Office Portfolio Properties is no less than the greater of (a) the underwritten DSCR for the COPT Office Portfolio
Properties immediately preceding the substitution(s) and (b) 1.20x; (iii) the
COPT Office Portfolio Borrowers delivers confirmation from each rating agency that the substitution would not cause the

                                      IV-11

downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates as to the substitution(s); and (iv) in any one transaction, the COPT Office Portfolio Borrowers may only substitute properties whose allocated loan amounts are less than 30% of the aggregate allocated loan amount of all the COPT Office Portfolio Properties remaining (except as relates to the possible substitution of the property known as 304 Sentinel Drive).
Notwithstanding anything set forth to the contrary above, in the event that the
COPT Office Portfolio Borrowers are unable to simultaneously execute a substitution(s) for a release property(s), the COPT Office Portfolio Borrowers may nevertheless obtain a release of a property(s) subject to the satisfaction of certain conditions, including (a) the COPT Office Portfolio Borrowers deposits with lender cash or a letter of credit ("Substitution Collateral") in an amount equal to the greater of (i) the then fair market value of the proposed release property(s) and (ii) the amount that would be required to purchase defeasance collateral necessary to partially defease the COPT Office Portfolio
Loan as a result of a released property(s); (b) the lender has received a REMIC opinion with respect to such transaction(s); (c) the sponsor of the COPT Office
Portfolio Borrowers executes a guaranty guarantying the payment of any shortfall in the event the Substitution Collateral is not sufficient to purchase defeasance collateral; and (d) the COPT Office Portfolio Borrowers must satisfy the requirements with respect to a proposed simultaneous substitution of property(s) within 90 days of the release of a COPT Office Portfolio Property.
If the COPT Office Portfolio Borrowers are unable to satisfy the requirement set forth in (d) above, then the lender has the right to use the Substitution
Collateral to purchase defeasance collateral in an amount necessary to release a released property(s). If the Substitution Collateral is not sufficient to purchase such defeasance collateral, then the COPT Office Portfolio Borrowers are required, within two business days after demand by lender, to pay lender such shortfall.

      Certain additional information regarding the COPT Office Portfolio Loan and the COPT Office Portfolio Properties is set forth on Appendix II hereto.

                                      IV-12

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 16-19 - FLOURNOY PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-13

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 16-19 - FLOURNOY PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-14

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 16-19 - FLOURNOY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $97,750,000
CUT-OFF DATE BALANCE:              $97,750,000
LOAN PURPOSE:                      Refinance
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                February 1, 2006
INTEREST RATE:                     5.560%
AMORTIZATION:                      Interest only through January 1,
                                   2009.  Principal and interest
                                   payments of $558,699.11 beginning
                                   February 1, 2009 through maturity
ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     January 1, 2016
EXPECTED MATURITY BALANCE:         $87,681,578
SPONSOR:                           John F. Flournoy
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out until the earlier of
                                   December 22, 2008 or 2 years
                                   after the REMIC "start-up" day,
                                   with U.S. Treasury defeasance
                                   thereafter.  Prepayable without a
                                   penalty from and after November
                                   1, 2015.

LOAN PER UNIT:                     $69,971.37

UP-FRONT RESERVES:                 RE Tax:              $240,384
                                   Insurance:           $255,262
                                   Other:               $700,000 (LOC)

ONGOING RESERVES:                  RE Tax:              $190,049/month
                                   Insurance:           $31,908/month
                                   Cap Ex:              $23,284/month

LOCKBOX:                           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 4 assets
PROPERTY TYPE:                     Multifamily
PROPERTY SUB-TYPE:                 Garden
LOCATION:                          Various
YEAR BUILT/RENOVATED:              Various/NAP
PERCENT LEASED(1):                 91.0%
UNITS:                             1,397
THE COLLATERAL:                    4 cross-collateralized,
                                   cross-defaulted multifamily
                                   apartment properties

OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Flournoy Properties, LLC

MOST RECENT NET OP. INCOME:        $5,041,996
2ND MOST RECENT NET OP.
INCOME(2):                         $3,507,302
3RD MOST RECENT NET OP.
INCOME(2):                         $3,677,520
U/W NET OP. INCOME:                $8,777,329
U/W NET CASH FLOW:                 $8,494,845
U/W OCCUPANCY:                     83.5%
APPRAISED VALUE:                   $122,960,000
CUT-OFF DATE LTV:                  79.5%
MATURITY DATE LTV:                 71.3%
DSCR:                              1.54x
POST IO DSCR:                      1.27x
--------------------------------------------------------------------------------

(1)   Percent Leased is based upon the average percent leased rate for the four portfolio assets and on rent rolls dated November 30, 2005 through
      December 14, 2005.

(2)   Excludes Flournoy - Vineyards and Flournoy - Estancia at Vista Ridge.

THE FLOURNOY PORTFOLIO LOANS

      THE LOAN. The third largest loan (the "Flournoy Portfolio Loans") as evidenced by four cross-collateralized, cross defaulted Promissory Notes (the
"Flournoy Portfolio Notes") secured by three first priority fee Deeds of Trust and Security Agreements and an Amended and Restated Mortgage and Security
Agreement (the "Flournoy Portfolio Mortgages") encumbering four class "A"
apartment properties known as the Flournoy - Estancia at Vista Ridge, Flournoy -
Sandstone Creek, Flournoy - Stoneridge Farms at the Hunt Club and Flournoy -
Vineyards, located in Lewisville, Texas, Overland Park, Kansas, Gallatin,
Tennessee and Katy, Texas, respectively (the "Flournoy Portfolio Properties").
The Flournoy Portfolio Loans were originated on December 21, 2005 by or on behalf of LaSalle Bank National Association.

      THE BORROWER. The borrowers are Dallas Estancia at Vista Ridge, L.P. and
Houston Vineyards, LP, each a Georgia limited partnership, and Sandstone Creek
Apartments, LLC and Stoneridge Farms at the Hunt Club, LLC, each a Georgia limited liability

                                      IV-15

company, (the "Flournoy Portfolio Borrowers") that own no material assets other than the Flournoy Portfolio Properties and related interests. The sponsor of the
Flournoy Portfolio Loans is John F. Flournoy. John F. Flournoy is the Chairman
and Chief Executive Officer of Flournoy Development Company which was founded by
Mr. Flournoy in 1967. Flournoy Development Company and related entities currently own and manage a portfolio totaling over 10,000 apartment homes and has developed more than 23,000 apartment homes.

      THE PROPERTY. The Flournoy Portfolio Properties consist of four class "A"
apartment properties located in three states. The Flournoy Portfolio Properties, which were constructed in 2002 (Flournoy - Sandstone Creek and Flournoy -
Stoneridge Farms at the Hunt Club) and 2003 (Flournoy - Estancia at Vista Ridge
and Flournoy - Vineyards), contain a total of 1,397 apartment units. The unit mix includes 422 one-bedroom units, 756 two-bedroom units and 219 three-bedroom units. The Flournoy Portfolio Properties include amenities such as clubhouses, resident business centers, saunas, pools, whirlpool spas, lighted tennis courts, playgrounds, car care centers, on-site covered parking, fitness centers, movie/media viewing rooms, barbeque grills and controlled access. Amenities vary by property.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          ALLOCATED       PROPERTY    OWNERSHIP    YEAR BUILT/    PERCENT
             PROPERTY                   LOCATION         LOAN AMOUNT        TYPE       INTEREST     RENOVATED      LEASED   UNITS
-----------------------------------------------------------------------------------------------------------------------------------

Flournoy - Vineyards                 Katy, TX            $28,600,000    Multifamily      Fee         2003/NAP      91.9%     369
Flournoy - Stoneridge Farms at the
Hunt Club                            Gallatin, TN        $25,600,000    Multifamily      Fee         2002/NAP      88.7%     364
Flournoy - Estancia at Vista Ridge   Lewisville, TX      $22,350,000    Multifamily      Fee         2003/NAP      92.0%     300
Flournoy - Sandstone Creek           Overland Park, KS   $21,200,000    Multifamily      Fee         2002/NAP      91.5%     364
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PERCENT LEASED      AVERAGE SF     AVERAGE MONTHLY       AVERAGE MONTHLY
             UNIT TYPE                NUMBER OF UNITS      (AS OF 12/2005)      PER UNIT       RENT PER UNIT          RENT PER SF
------------------------------------------------------------------------------------------------------------------------------------

1-Bedroom                                    422                93.1%             957                $863                $0.90
2-Bedroom                                    756                89.9%           1,151              $1,019                $0.89
3-Bedroom                                    219                90.4%           1,355              $1,246                $0.92
TOTAL/WEIGHT AVERAGE                       1,397                91.0%           1,124              $1,006                $0.90
------------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. The Flournoy Portfolio Borrowers are required to escrow 1/12 of estimated annual real estate taxes and insurance premiums monthly for the Flournoy Portfolio Properties. In addition, capital expenditure reserves in the amount of $23,284 are required to be escrowed on a monthly basis up to a cap of $558,000. Additionally, the Flournoy Portfolio Borrowers were required to post a $700,000 letter of credit for the benefit of and as further security for the lender which will be released at the time (but no earlier then May, 2006)
the DSCR for the Flournoy Portfolio Properties is equal to or greater than 1.20x for the trailing three months based on underwritable cash flow but no income from corporate tenants that exceed 10% of the total units at the Flournoy
Portfolio Properties will be included in the computation. Additionally, notwithstanding the foregoing, the Flournoy Portfolio Borrowers may obtain a one time release of 20% of the letter of credit if the above-referenced calculation would result in a release by substituting 15% in place of 10% of income from corporate tenants.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Flournoy Portfolio Properties are managed by
Flournoy Properties, LLC, which is an affiliate of the Flournoy Portfolio Loans sponsor. Flournoy Properties, LLC began managing multifamily apartment communities in 1971 and currently manages over 10,000 apartment units. The management agreement is subordinate to the Flournoy Portfolio Loans.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PROPERTIES. Anytime after two years from the date of securitization, the Flournoy Portfolio Borrowers may obtain a release of any of the Flournoy Portfolio Properties from the Flournoy Portfolio Loans subject to the satisfaction of certain conditions including (i) the LTV of the remaining properties is not greater than the lesser of (a) 75% and (b) the aggregate LTV of the Flournoy Portfolio Properties (including the released property) as of the release date, (ii) the DSCR of the remaining properties is not less than the greater of (a) 1.25x and (b) the aggregate DSCR of the Flournoy Portfolio
Properties (including the released property) as of the release date, (iii) the released property must be sold to an unaffiliated party at not less than the fair market value and (iv) the Flournoy Portfolio Borrowers have delivered confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates.

      Certain additional information regarding the Flournoy Portfolio Loans and the Flournoy Portfolio Properties is set forth on Appendix II hereto.

                                      IV-16

--------------------------------------------------------------------------------
            MORTGAGE LOAN NOS. 20-23 - CROSSROADS LOGISTICS PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-17

--------------------------------------------------------------------------------
            MORTGAGE LOAN NOS. 20-23 - CROSSROADS LOGISTICS PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-18

--------------------------------------------------------------------------------
            MORTGAGE LOAN NOS. 20-23 - CROSSROADS LOGISTICS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $75,950,000
CUT-OFF DATE BALANCE:              $75,775,582
LOAN PURPOSE:                      Acquisition
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                February 7, 2006
INTEREST RATE:                     5.630%
AMORTIZATION:                      360 months
ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     January 7, 2016
EXPECTED MATURITY BALANCE:         $63,813,876
SPONSOR:                           Transpacific Development Corporation
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out until the earlier of December
                                   13, 2009 or 2 years after the REMIC
                                   "start-up" day, with U.S. Treasury
                                   defeasance thereafter. Prepayable without
                                   penalty from and after November 7, 2015.

LOAN PER SF:                       $29.00

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:          Springing
                                   Insurance:       Springing
                                   TILC(5):         $75,000

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 4 assets
PROPERTY TYPE:                     Industrial
PROPERTY SUB-TYPE:                 Warehouse
LOCATION:                          Indianapolis, Brownsburg and Plainsfield, IN
YEAR BUILT/RENOVATED:              Various/NAP
PERCENT LEASED(1):                 100.0%
SQUARE FOOTAGE:                    2,613,355
THE COLLATERAL:                    4 warehouse facilities
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Transpacific Development Company

MOST RECENT NET OP. INCOME(2):     $3,168,222
2ND MOST RECENT NET OP. INCOME(3): $1,296,747
3RD MOST RECENT NET OP. INCOME(4): $1,353,007
U/W NET OP. INCOME:                $7,517,798
U/W NET CASH FLOW:                 $6,307,296
U/W OCCUPANCY:                     95.0%
APPRAISED VALUE:                   $108,700,000
CUT-OFF DATE LTV:                  69.7%
MATURITY DATE LTV:                 58.7%
DSCR:                              1.20x
POST IO DSCR:                      NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated October 1, 2005 for all properties except 3100 Reeves Road which is dated March 1, 2006.

(2)   Excludes 710 S. Girls School Road.

(3)   Excludes 901 E. Northfield Drive and 710 S. Girls School Road.

(4)   Excludes 901 E. Northfield Drive, 710 S. Girls School Road and 3100 Reeves
      Road.

(5)   Commencing January 7, 2007 through April 7, 2008

THE CROSSROADS LOGISTICS PORTFOLIO LOAN

      THE LOAN. The fourth largest loan (the "Crossroads Logistics Portfolio
Loan") as evidenced by the Promissory Note (the "Crossroads Note") is secured by a first priority fee Mortgage, Assignment of Leases and Rents, Security
Agreement and Fixture Filing encumbering the four warehouse facilities
(collectively, the "Crossroads Mortgages") with a combined square footage of
2,613,355 located in the greater area of Brownsburg, Plainfield and
Indianapolis, Indiana (the "Crossroads Logistics Portfolio Properties"). The
Crossroads Logistics Portfolio Loan was originated on December 13, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Crossroads Indiana LLC, a Delaware limited liability company (the "Crossroads Logistics Portfolio Borrower") that owns no material asset other than the Crossroads Logistics Portfolio Properties and related interests. The Crossroads Logistics Portfolio Borrower is a direct subsidiary of Transpacific Development Company, the sponsor of the Crossroads
Logistics

                                      IV-19

Portfolio Loan. Transpacific Development Company was founded in 1954. Its current reported portfolio consists of approximately 1,900,000 square feet of space with a focus on single-tenant office and industrial properties. Shurl
Curci is the principal of Transpacific Development Company.

      THE PROPERTIES. The 710 S. Girls School Road property (the "Girls School")
is located in Indianapolis, Indiana, at 710 S. Girls School Road. The Girls
School was originally constructed in 1996 and underwent expansion in 1998. It consists of a 1,339,195 square foot warehouse facility, fully leased on a triple-net basis to Thomson, Inc. and Carrier Corporation through June 2008 and
January 2013, respectively.

      The 7451 & 7452 Tempelhof Drive property (the "Tempelhof") is located in
Indianapolis, Indiana, and consists of two separate facilities located at 7451 &
7452 Tempelhof Drive, respectively. Tempelhof was originally constructed in
1997. The two warehouse facilities consist of 563,160 square feet, collectively, fully leased on a full service gross basis to the United States Postal Service,
Elrod Company, and American Wood Moulding, through December 2010, November 2009 and June 2013, respectively.

      The 901 E. Northfield Drive property (the "Northfield") is located in
Brownsburg, Indiana, at 901 E. Northfield Drive, situated outside of the city of
Indianapolis, approximately 14.5 miles from the Indianapolis Airport. It is located in an industrial area. Northfield was originally constructed in 2003. It consists of a 396,000 square foot, newly constructed warehouse facility fully leased on a triple-net basis to GENCO Distribution System and Sur La Table,
Inc., through April 2008 and January 2014, respectively.

      The 3100 Reeves Road property (the "Reeves") is located in Plainfield,
Indiana, at 3100 Reeves Road, near the Interchange off I-70 at Six Points Road approximately 8.6 miles from the Indianapolis International Airport. Reeves was originally constructed in 2001. It consists of a 315,000 square foot warehouse facility, fully leased on a triple-net basis to Logisco through January 2011.

---------------------------------------------------------------------------------------------------------------------------------
                                                ALLOCATED                     OWNERSHIP     YEAR BUILT/      PERCENT      SQUARE
         PROPERTY             LOCATION         LOAN AMOUNT    PROPERTY TYPE   INTEREST       RENOVATED        LEASED     FOOTAGE
---------------------------------------------------------------------------------------------------------------------------------

710 S. Girls School Road     Indianapolis,
                             Indiana           $38,850,000      Warehouse        Fee      1996 & 1998/NAP     100.0%    1,339,195
7451 & 7452 Tempelhof Drive  Indianapolis,
                             Indiana           $16,590,000      Warehouse        Fee         1997/NAP         100.0%      563,160
901 E. Northfield Drive      Brownsburg,
                             Indiana           $11,200,000      Warehouse        Fee         2003/NAP         100.0%      396,000
3100 Reeves Road             Plainfield,
                             Indiana           $9,310,000       Warehouse        Fee         2001/NAP         100.0%      315,000
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
                                                                                          % OF TOTAL BASE    CUMULATIVE % OF
                 # OF LEASES   AVERAGE BASE RENT    % OF TOTAL SQUARE    CUMULATIVE %     RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR           ROLLING       PER SF ROLLING       FEET ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------

   Vacant             0              $0.00                  0%                0%                  0%                0%
    2006              0              $0.00                  0%                0%                  0%                0%
    2007              0              $0.00                  0%                0%                  0%                0%
    2008              2              $2.98                 42%               42%                 39%               39%
    2009              1              $2.83                  3%               45%                  2%               41%
    2010              1              $5.03                 11%               55%                 17%               58%
    2011              1              $3.36                 12%               67%                 13%               70%
    2012              0              $0.00                  0%                0%                  0%                0%
    2013              2              $2.93                 25%               92%                 23%               93%
    2014              1              $3.10                  8%              100%                  7%              100%
    2015              0              $0.00                  0%                0%                  0%                0%
2016 & Beyond         0              $0.00                  0%                0%                  0%                0%
------------------------------------------------------------------------------------------------------------------------------

                                      IV-20

      The following table presents certain information relating to the major tenants the Crossroads Logistics Portfolio Property:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 % OF TOTAL      ANNUALIZED
                         CREDIT RATING                             ANNUALIZED    ANNUALIZED     UNDERWRITTEN
                            (FITCH/                               UNDERWRITTEN  UNDERWRITTEN     BASE RENT         LEASE
     TENANT NAME        MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF  BASE RENT ($)    BASE RENT     ($ PER NRSF)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Thomson, Inc.            --/Baa1/BBB+       902,852      35%      $3,308,070         33%            $3.66       06/30/2008
Carrier Corporation        A+/A2/A          436,343      17%      $1,546,410         16%            $3.54       01/09/2013
United States Postal
Service                  AAA/Aaa/AAA        281,580      11%      $1,514,762         15%            $5.38       12/31/2010
Logisco                    --/--/--         315,000      12%      $1,181,721         12%            $3.75       01/31/2011
Sur La Table, Inc.         --/--/--         198,000       8%        $761,483          8%            $3.85       01/31/2014
American Wood Moulding     --/--/--         216,600       8%        $725,502          7%            $3.35       06/30/2013
GENCO Distribution         --/--/--         198,000       8%        $698,123          7%            $3.53       04/30/2008
TOTAL/WEIGHTED AVERAGE                    2,548,375      98%      $9,736,071         98%            $3.82

Other Tenants                NAP             64,980       3%        $206,605          2%            $3.18         Various
Vacant Space                 NAP                  0       0%              $0          0%            $0.00           NAP
TOTAL/WEIGHTED AVERAGE                    2,613,355     100%      $9,942,676        100%            $3.80
-----------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The Crossroads Logistics Portfolio Borrower is
required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. However, no deposits are required with respect to an individual
Crossroads Logistics Portfolio Property if (i) no event of default is continuing under the Crossroads Logistics Portfolio Loan, (ii) the tenant under a lease of an entire individual Crossroads Logistics Portfolio Property is not in default beyond cure periods and (iii) the tenant is paying currently the taxes or insurance premiums, as the case may be. No tax deposits will be required if no event of default is continuing under the Crossroads Logistics Portfolio Loan and either the DSCR is at least 1.15x or Shurl Curci has delivered a tax payment guaranty. No insurance deposits will be required if no event of default is continuing under the Crossroads Logistics Portfolio Loan and a blanket insurance policy is in effect with respect to all of the Crossroads Logistics Portfolio
Loan Properties. The Crossroads Logistics Portfolio Borrower will deposit into a rollover reserve account $75,000 each month starting on January 7, 2007, through
April 7, 2008 for leasing costs at the Crossroads Logistics Portfolio Properties
(the "Rollover Reserve"). The Rollover Reserve will be available to fund leasing costs, provided the DSCR is at least 1.18x, and released upon the full renewal or re-tenanting of the space.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Crossroads Logistics Portfolio Loan. The lockbox will be in place until the
Crossroads Logistics Portfolio Loan has been paid in full.

      PROPERTY MANAGEMENT. The Crossroads Logistics Portfolio Properties are
managed by Transpacific Development Company, which is an affiliate of the
Crossroads Logistics Portfolio Loan's sponsor. The management agreement is subordinate to the Crossroads Logistics Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. At any time that the Crossroads Logistics Portfolio
Borrower may defease the Crossroads Logistics Portfolio Property in whole, it may also partially defease the loan and obtain a release of the relevant
Crossroads Logistics Portfolio Property (except the Girls School property)
provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 115% of the allocated amount with respect to the released parcel, (ii) the DSCR with respect to the remaining property shall be at least 1.18x, and (iii) delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      SUBSTITUTION OF PROPERTIES. The Crossroads Logistics Portfolio Borrower
has a one-time right to substitute any of the Crossroads Logistics Portfolio
Properties (except the Girls School property) with another property, without any required prepayment of the Crossroads Logistics Portfolio Loan, provided the
Crossroads Logistics Portfolio Borrower satisfies certain conditions, including an appraised fair market value of the replacement property of not less than 105%
of the fair market value of the released property; a net operating income of the replacement property equal to not less than 105% of the net operating income of the released property; a DSCR of all Crossroads Logistics Portfolio Properties
after the substitution of not less than the greater of the DSCR prior to the substitution or 1.18x; and delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

      Certain additional information regarding the Crossroads Logistics
Portfolio Loan and the Crossroads Logistics Portfolio Properties is set forth on
Appendix II hereto.

                                      IV-21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-22

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 24 - MARKETPLACE AT NORTHGLENN
--------------------------------------------------------------------------------

                                      IV-23

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 24 - MARKETPLACE AT NORTHGLENN
--------------------------------------------------------------------------------

                                      IV-24

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 24 - MARKETPLACE AT NORTHGLENN
--------------------------------------------------------------------------------

                                      IV-25

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 24 - MARKETPLACE AT NORTHGLENN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $64,500,000
CUT-OFF DATE BALANCE:              $64,500,000
LOAN PURPOSE:                      Acquisition
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                February 1, 2006
INTEREST RATE:                     5.500%
AMORTIZATION:                      Interest only through January 1, 2008.
                                   Principal and interest payments of
                                   $366,223.91 beginning February 1, 2008
                                   through maturity
ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     January 1, 2016
EXPECTED MATURITY BALANCE:         $56,597,803
SPONSOR:                           Excelsior LaSalle Property Fund,
                                   Inc.
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out until the earlier of
                                   June 21, 2009 or 2 years after
                                   the REMIC "start-up" day, with
                                   U.S. Treasury defeasance
                                   thereafter.  Prepayable without
                                   penalty from and after October
                                   1, 2015.

LOAN PER SF:                       $146.83

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:               Springing
                                   Insurance:            Springing
                                   Cap Ex:               Springing
                                   TI/LC:                Springing

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset
PROPERTY TYPE:                     Retail
PROPERTY SUB-TYPE:                 Anchored
LOCATION:                          Northglenn, CO
YEAR BUILT/RENOVATED:              1999-2001/NAP
PERCENT LEASED(1):                 99.2%
SQUARE FOOTAGE:                    439,273
THE COLLATERAL:                    Single-story, multiple building
                                   anchored retail center

OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Trammell Crow Company

MOST RECENT NET OP. INCOME:        $6,827,921
2ND MOST RECENT NET OP. INCOME:    $6,602,776
3RD MOST RECENT NET OP. INCOME:    $5,117,754
U/W NET OP. INCOME:                $5,588,299
U/W NET CASH FLOW:                 $5,271,052
U/W OCCUPANCY:                     95.0%
APPRAISED VALUE:                   $88,000,000
CUT-OFF DATE LTV:                  73.3%
MATURITY DATE LTV:                 64.3%
DSCR:                              1.47x
POST IO DSCR:                      1.20x
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated November 18, 2005.

THE MARKETPLACE AT NORTHGLENN LOAN

      THE LOAN. The fifth largest loan (the "Marketplace at Northglenn Loan") as evidenced by the Promissory Note (the "Marketplace at Northglenn Note") is
secured by a first priority fee Deed of Trust and Security Agreement (the
"Marketplace at Northglenn Mortgage") encumbering a 439,273 square foot portion anchored shopping center known as Marketplace at Northglenn, located in
Northglenn, Colorado (the "Marketplace at Northglenn Property"). The Marketplace
at Northglenn Loan was originated on December 21, 2005 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is ELPF Northglenn, L.L.C., a Delaware limited liability company (the "Marketplace at Northglenn Borrower") that owns no material asset other than the Marketplace at Northglenn Property and related interests. The Marketplace at Northglenn Borrower is a wholly-owned subsidiary of Excelsior LaSalle Property Fund, Inc., the sponsor of the Marketplace at
Northglenn Loan. Excelsior LaSalle Property Fund, Inc. is a real estate investment trust that is sponsored by U.S. Trust Company, a

                                      IV-26

subsidiary of The Charles Schwab Corporation. The investment advisor to
Excelsior LaSalle Property Fund, Inc. is LaSalle Investment Management, Inc., a
subsidiary of Jones Lang LaSalle, a publicly traded real estate services and investment management firm.

      THE PROPERTY. The Marketplace at Northglenn Property is located in
Northglenn, Colorado, at 10410-10450 Melody Drive & 200-602 West 104th Avenue,
at the intersection of Interstate 25 and 104th Street, which is approximately 10 miles northeast of the Denver central business district. The major buildings of the Marketplace at Northglenn Property were originally constructed between 1999 and 2001. Certain other buildings were pre-existing. It consists of 15 buildings comprising a 439,273 square foot portion of a single story anchored power retail shopping center. The overall Marketplace at Northglenn Property is situated on approximately 71.6 acres. The collateral for the Marketplace at Northglenn Loan consists of approximately 55.3 acres and includes 2,562 parking spaces. The
Marketplace at Northglenn Property is anchored by Bed, Bath and Beyond, Gart
Bros. Sporting Goods Company, Ross Stores, Inc., Office Depot, Marshalls, and
Petsmart. The Lowe's Home Improvement and Mervyn's stores are owned by those companies and are not part of the collateral for the Marketplace at Northglenn
Loan.

---------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                                          % OF TOTAL                        % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES   AVERAGE BASE RENT     SQUARE FEET     CUMULATIVE %      RENTAL REVENUES    TOTAL BASE RENTAL
     YEAR               ROLLING       PER SF ROLLING        ROLLING       OF SF ROLLING         ROLLING        REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

    Vacant                  0              $0.00                1%               1%                 0%                0%
     2006                   1             $25.00                1%               2%                 1%                1%
     2007                   7             $17.43                6%               8%                 8%                9%
     2008                   2             $11.71                3%              10%                 2%               11%
     2009                  14             $14.53               17%              27%                18%               29%
     2010                  10             $15.37               15%              42%                17%               46%
     2011                   3             $15.84                7%              49%                 8%               54%
     2012                   3             $12.92                9%              58%                 9%               63%
     2013                   1             $11.00                5%              63%                 4%               67%
     2014                   3             $12.91               11%              74%                10%               77%
     2015                   2             $11.39               14%              88%                12%               89%
2016 & Beyond               3             $13.00               12%             100%                11%              100%
---------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Marketplace at Northglenn Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF TOTAL    ANNUALIZED
                                CREDIT RATING                               ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                   (FITCH/        TENANT                   UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME             MOODY'S/S&P)(1)     NRSF       % OF NRSF    BASE RENT ($)   BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Bed Bath & Beyond, Inc.           --/--/BBB        33,600         8%         $368,299          6%         $10.96       01/31/2012
Gart Bros. Sporting Goods
 Company                          --/--/--         32,365         7%         $394,206          7%         $12.18       01/31/2015
Ross Stores, Inc.                 --/--/BBB        30,187         7%         $329,060          6%         $10.90       01/31/2010
Office Depot, Inc.               --/--/BBB-        30,163         7%         $321,538          5%         $10.66       05/31/2014
Marshalls of MA, Inc.              --/A3/A         30,016         7%         $267,900          5%          $8.93       11/30/2009
TOTAL/WEIGHTED AVERAGE                            156,331        36%       $1,681,003         28%         $10.75
Other Tenants                        NAP          279,245        64%       $4,327,972         72%         $15.50         Various
Vacant Space                         NAP            3,700         1%               $0          0%          $0.00           NAP
TOTAL/WEIGHTED AVERAGE                            439,273       100%       $6,008,975        100%         $13.80
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. From and after the occurrence of an event of default under the Marketplace at Northglenn Loan or the failure of the Marketplace at
Northglenn Borrower to pay all real estate taxes and insurance premiums timely, the Marketplace at Northglenn Borrower will be required to escrow 1/12 of annual real estate taxes or insurance premiums, respectively, monthly. From and after the occurrence of an event of default under the Marketplace at Northglenn Loan, the Marketplace at Northglenn Borrower is required to escrow monthly an amount for a capital expenditures reserve, as determined by the lender, and an amount for a tenant improvements and leasing commissions reserve, as determined by the lender. The Marketplace at Northglenn Borrower must also deposit into a reserve any payments it receives from tenants on account of the termination of any major lease.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Marketplace at Northglenn Loan. A cash flow sweep will be established if any of the following trigger conditions occur: (a) the occurrence and continuance of a loan default, and terminating upon the cure of such default; or (b) the DSCR is less than or equal to 1.05x, until such time that the Marketplace at

                                      IV-27

Northglenn Property achieves a DSCR of greater than 1.05x for two consecutive calendar quarters. The lockbox will be in place until the Marketplace at
Northglenn Loan has been paid in full.

      PROPERTY MANAGEMENT. The Marketplace at Northglenn Property is managed by
Trammell Crow Company. The management agreement is subordinate to the
Marketplace at Northglenn Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine financing is permitted subject to a combined minimum DSCR of 1.25x and maximum LTV of 70%.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. At any time that the Marketplace at Northglenn
Borrower is permitted to fully defease the loan, it is also permitted to partially defease the Marketplace at Northglenn Loan and obtain a release of up to six designated outparcels, provided the Marketplace at Northglenn Borrower satisfies certain conditions, including (i) delivery of defeasance collateral in the amount of 125% of the allocated loan amount with respect to the released parcel, (ii) the DSCR with respect to the remaining property shall be at least
1.25x, (iii) the LTV with respect to the remaining property shall not exceed
65%, and (iv) delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      Certain additional information regarding the Marketplace at Northglenn
Loan and the Marketplace at Northglenn Property is set forth on Appendix II hereto.

                                      IV-28

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 25 - ONE NASHVILLE PLACE
--------------------------------------------------------------------------------

                                      IV-29

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 25 - ONE NASHVILLE PLACE
--------------------------------------------------------------------------------

                                      IV-30

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 25 - ONE NASHVILLE PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $58,000,000
CUT-OFF DATE BALANCE:              $58,000,000
LOAN PURPOSE:                      Acquisition
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                January 1, 2006
INTEREST RATE:                     5.170%
AMORTIZATION:                      Interest only through December 1,
                                   2010.  Principal and interest
                                   payments of $317,410.28 beginning
                                   January 1, 2011 through maturity.
ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     December 1, 2015
EXPECTED MATURITY BALANCE:         $53,712,096
SPONSOR:                           Triple Net Properties, LLC
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out until the earlier of
                                   December 1, 2008 or 2 years after
                                   the REMIC "start-up" day, with
                                   U.S. Treasury defeasance
                                   thereafter.  Prepayable without a
                                   penalty from and after September
                                   2, 2015.

LOAN PER SF:                       $141.26

UP-FRONT RESERVES:                 RE Tax:           $129,383
                                   Insurance:        $5,541
                                   Cap Ex:           $80,000
                                   TI/LC:            $400,000
                                   Other:            $579,239

ONGOING RESERVES:                  RE Tax:           $64,692/month
                                   Insurance:        $5,541/month
                                   Cap Ex(1):        $6,912/month
                                   TI/LC(1):         $34,201/month

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset
PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Urban
LOCATION:                          Nashville, TN
YEAR BUILT/RENOVATED:              1985/NAP
PERCENT LEASED(2):                 88.8%
SQUARE FOOTAGE:                    410,581
THE COLLATERAL:                    A 25-story office building
OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Triple Net Properties Reality, Inc.

MOST RECENT NET OP. INCOME:        $4,865,127
2ND MOST RECENT NET OP. INCOME:    $4,503,389
3RD MOST RECENT NET OP. INCOME:    $4,228,640
U/W NET OP. INCOME:                $5,096,609
U/W NET CASH FLOW:                 $4,603,132
U/W OCCUPANCY:                     89.0%
APPRAISED VALUE:                   $77,500,000
CUT-OFF DATE LTV:                  74.8%
MATURITY DATE LTV:                 69.3%
DSCR:                              1.51x
POST IO DSCR:                      1.21x
--------------------------------------------------------------------------------

(1)   Commencing January 1, 2007.

(2)   Percent Leased is based on the rent roll dated November 1, 2005.

THE ONE NASHVILLE PLACE LOAN

      THE LOAN. The sixth largest loan (the "One Nashville Place Loan") as evidenced by the Promissory Note (the "One Nashville Place Note") is secured by a first priority fee Deed of Trust, Security Agreement and Fixture Filing (the
"One Nashville Place Mortgage") encumbering an approximately 410,581 square foot class "A" office building known as One Nashville Place, located in Nashville,
Tennessee (the "One Nashville Place Property"). The One Nashville Place Loan was
originated on November 30, 2005 by or on behalf of LaSalle Bank National
Association.

      THE BORROWER. The borrower is NNN One Nashville Place, LLC, a Delaware limited liability company (the "One Nashville Place Borrower") that owns no material asset other than the One Nashville Place Property and related interests. The sponsor of the One

                                      IV-31

Nashville Place Loan is Triple Net Properties, LLC ("Triple Net"). As of August
2005, Triple Net had over 21,845 investors that owned 119 properties in 21 states with a market value in excess of $2.9 billion dollars. Affiliates of
Triple Net are currently the subject of an SEC investigation and have reported that numerical and other information in their disclosure documents were incorrect as further described under "Risk Factors--Legal Action Arising out of
Ordinary Business Could Adversely Affect Payment on Your Certificates" in the
prospectus supplement. For further information, please see "Bankruptcy or
Insolvency of any Affiliated Borrowers May Adversely Affect Payments on Your
Certificates" in the prospectus statement.

      THE PROPERTY. The One Nashville Place Property is located in Nashville,
Davidson County, Tennessee, at 150, 4th Avenue North and is comprised of approximately 1.27 acres. The One Nashville Place Property is a 25-story multi-tenant class "A" office building with approximately 410,581 square feet, an adjacent six-level parking garage and an executive basement level parking area. The improvements were constructed in 1985 and the One Nashville Place
Property is situated in the central business district of Nashville. The largest tenant at the One Nashville Place Property is Miller & Martin, PLLC, which has been in practice since 1867 and is a full service law firm with more than 170 attorneys with offices located in Chattanooga and Nashville, Tennessee and
Atlanta, Georgia. Miller & Martin, PLLC has one extension option of five years.

-------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                                                                                CUMULATIVE % OF
                                                                                             % OF TOTAL BASE      TOTAL BASE
                    # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SQUARE   CUMULATIVE %    RENTAL REVENUES    RENTAL REVENUES
     YEAR             ROLLING         PER SF ROLLING        FEET ROLLING     OF SF ROLLING       ROLLING            ROLLING
-------------------------------------------------------------------------------------------------------------------------------

    Vacant               0                 $0.00                 11%              11%               0%                 0%
     2006                3                $19.02                  3%              14%               3%                 3%
     2007                5                $19.53                  8%              21%               8%                11%
     2008                2                $21.50                  6%              27%               7%                19%
     2009                5                $20.03                  9%              36%              10%                29%
     2010                3                $17.14                  7%              43%               7%                36%
     2011                0                 $0.00                  0%              43%               0%                36%
     2012                6                $23.34                 14%              57%              18%                54%
     2013                3                $20.01                 12%              69%              14%                68%
     2014                1                $17.25                  4%              73%               4%                72%
     2015                3                $17.06                  6%              79%               6%                77%
2016 & Beyond            9                $18.57                 21%             100%              23%               100%
-------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the One Nashville Place Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                                CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                   (FITCH/      TENANT                 UNDERWRITTEN    UNDERWRITTEN   BASE RENT
        TENANT NAME            MOODY'S/S&P)(1)   NRSF     % OF NRSF    BASE RENT ($)    BASE RENT    ($ PER NRSF)  LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Miller & Martin, PLLC             --/--/--       57,057       14%        $1,141,140         16%         $20.00       02/29//2016
US Bancorp                       AA-/Aa2/AA-     40,270       10%        $1,016,820         14%         $25.25        12/31/2012
National Association of Sate      --/--/--       33,868        8%          $673,773          9%         $19.89        11/30/2013
Boards Accountancy, Inc.
Neal and Harwell, LLC             --/--/--       29,199        7%          $532,431          7%         $18.23        06/30/2016
Morgan Keegan & Company, Inc       A+/A2/A       24,233        6%          $521,004          7%         $21.50       03/31/2008 &
                                                                                                                    04/30/2008(2)
TOTAL/WEIGHTED AVERAGE                          184,627       45%        $3,885,168         53%         $21.04

Other Tenants                        NAP        180,010       44%        $3,396,338         47%         $18.87         Various
Vacant Space                         NAP         45,944       11%                $0          0%          $0.00           NAP
TOTAL/WEIGHTED AVERAGE                          410,581      100%        $7,281,506        100%         $19.97
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Upon 9 months prior written notice, Morgan Keegan & Company, Inc. can terminate its lease without the payment of any penalty. In addition,
      16,874 square feet expire on March 31, 2008 and 7,359 square feet expire on April 30, 2008.

      ESCROWS AND RESERVES. At closing, the One Nashville Place Borrower deposited reserves with the lender of $129,383 for real estate taxes; $5,541 for insurance; $80,000 for capital expenditure reserves; $400,000 for tenant improvements and leasing commissions; and

                                      IV-32

$579,239 which funds are held pursuant to the terms of a Holdback Loan
Agreement. $79,239 of the holdback funds will be released upon the One Nashville
Place Borrower providing estoppels to the lender relating to tenant improvements for 3 specific tenants. The remaining $500,000 will be released to the One
Nashville Place Borrower in monthly increments of $19,088 upon documentation to the lender setting forth that Business Telecommunications, Inc., a tenant at the
One Nashville Place Property, has paid its monthly rent obligation of $19,088.
On an ongoing basis, the One Nashville Place Borrower is required to escrow 1/12 of estimated annual real estate taxes and insurance premiums on a monthly basis.
In addition, capital expenditure reserves and tenant improvement and leasing commission reserves are required to be escrowed on a monthly basis, commencing
January 1, 2007.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the One Nashville Place Loan.

      PROPERTY MANAGEMENT. The One Nashville Place Property is managed by Triple
Net Properties Realty, Inc. ("Triple Properties"), which is an affiliate of the
One Nashville Place Borrower and the One Nashville Place Loan sponsor. As of
August 31, 2005, Triple Properties was managing a portfolio of over 23.8 million square feet of commercial properties and 1.6 million square feet of multi-family properties. The management agreement is subordinate to the One Nashville Place
Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the One Nashville Place Loan and the One Nashville Place Property is set forth on Appendix II hereto.

                                      IV-33

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                                      IV-34

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 - ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-35

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 - ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-36

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 - ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-37

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 - ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                      IV-38

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 - ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                  $46,100,000
CUT-OFF DATE BALANCE:              $46,100,000
LOAN PURPOSE:                      Refinance
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                April 1, 2006
INTEREST RATE:                     5.185%
AMORTIZATION:                      360 months
ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     March 1, 2016
EXPECTED MATURITY BALANCE:         $38,230,822
SPONSORS:                          Abolghassem Alizadeh and Kobra
                                   Alizadeh

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Locked out until the earlier of February 15,
                                   2011 or 2 years after the REMIC "start-up"
                                   day, with U.S. Treasury defeasance
                                   thereafter. Prepayable without a penalty from
                                   and after March 1, 2016

LOAN PER SF:                       $217.46

UP-FRONT RESERVES:                 RE Tax:           $152,525
                                   Insurance:        $5,838
                                   Other:            $2,000,000

ONGOING RESERVES:                  RE Tax:           30,505/month
                                   Insurance:        5,838/month
                                   Cap Ex:           $3,110/month
                                   TI/LC:            Springing

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 3 assets
PROPERTY TYPE:                     Various
PROPERTY SUB-TYPE:                 Various
LOCATION:                          Roseville, CA
YEAR BUILT/RENOVATED:              2004, 2005/NAP
PERCENT LEASED(1):                 98.3%
SQUARE FOOTAGE:                    211,993
THE COLLATERAL:                    3 retail and office facilities
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Kobra Properties

MOST RECENT NET OP. INCOME:        NAP
2ND MOST RECENT NET OP. INCOME:    NAP
3RD MOST RECENT NET OP. INCOME:    NAP
U/W NET OP. INCOME:                $4,149,691
U/W NET CASH FLOW:                 $3,831,581
U/W OCCUPANCY:                     95.0%
APPRAISED VALUE:                   $63,000,000
CUT-OFF DATE LTV:                  73.2%
MATURITY DATE LTV:                 60.7%
DSCR:                              1.26x
POST IO DSCR:                      NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on rent rolls dated January 26, 2006.

THE ROSEVILLE PORTFOLIO LOAN

      THE LOAN. The seventh largest loan (the "Roseville Portfolio Loan") as evidenced by the Promissory Note (the "Roseville Portfolio Note") is secured by a first priority fee Amended and Restated Deed of Trust and Security Agreement
encumbering the two retail and one office properties (collectively, the
"Roseville Portfolio Mortgages") with a combined square footage of 211,993 located in Roseville, California (the "Roseville Portfolio Properties"). The
Roseville Portfolio Loan was originated on February 15, 2006 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are Eureka Ridge, LLC, a Delaware limited liability company, Fairway Commons II, LLC, a Delaware limited liability company and Stoneview Office, LLC, a Delaware limited liability company (collectively, the "Roseville Portfolio Borrowers") that each owns no material assets other than the Roseville Portfolio Properties and related interests. The Roseville
Portfolio Borrowers are indirect subsidiaries of Kobra Properties. Kobra
Properties is the property manager and is wholly owned by the sponsors of

                                      IV-39

the Roseville Portfolio Loan. Kobra Properties reportedly owns and manages 40
Jack in the Box Restaurants, 2 Qdoba restaurants, 617,865 square feet of office space, 671,341 square feet of retail space, 655,885 square feet of warehouse space, 100 residential lots, 336 condominiums and has over ten office, retail and residential projects under development for an estimated 2 million square feet.

      THE PROPERTIES. The "Stoneview Office" property is located in Roseville,
California, located just east of I-80 and just north of Douglas Boulevard. The
Stoneview Office property is approximately 15 miles northeast of downtown
Sacramento and approximately 100 miles northeast of San Francisco. The Stoneview
Office property was constructed in 2005. It consists of a 110,381 square foot, three-story Class A office building. The Stoneview Office property is situated on approximately 5.5 acres and includes 406 parking spaces.

      The "Fairway Commons II" property is located in Roseville, California, located two miles west of I-80, just north of State Highway 65 at the Pleasant
Grove Boulevard Exit. The Fairway Commons II property is approximately 15 miles northeast of downtown Sacramento and approximately 100 miles northeast of San
Francisco. The Fairway Commons II property was constructed in 2004 and 2005. It consists of three one-story Class A retail buildings, containing a total of
64,316 square feet. The Fairway Commons II property is situated on approximately
5.5 acres and includes 362 parking spaces. The Fairway Commons II property is anchored by Circuit City and Imperial Furniture.

      The "Eureka Ridge" property is located in Roseville, California, located just east of I-80 at the Eureka Road exit. The Eureka Ridge property is approximately 15 miles northeast of downtown Sacramento and approximately 100 miles northeast of San Francisco. The Eureka Ridge property was constructed in
2005. It consists of a 37,296 square foot, one-story Class A retail building.
The Eureka Ridge property is situated on approximately 4.2 acres and includes
183 parking spaces. The Eureka Ridge property is anchored by Crush Restaurant,
Massage Envy, Qdoba Mexican Grill and Lasik Vision.

----------------------------------------------------------------------------------------------------------------------------------
                                               ALLOCATED                      OWNERSHIP        YEAR BUILT/     PERCENT    SQUARE
       PROPERTY            LOCATION           LOAN AMOUNT    PROPERTY TYPE    INTEREST         RENOVATED       LEASED    FOOTAGE
----------------------------------------------------------------------------------------------------------------------------------

Stoneview Office           Roseville, CA      $19,030,000        Office          Fee       2005/NAP             98.0%    110,381
Fairway Commons II         Roseville, CA      $13,900,000        Retail          Fee       2004 & 2005/NAP      97.9%     64,316
Eureka Ridge               Roseville, CA      $13,170,000        Retail          Fee       2005/NAP            100.0%     37,296
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                                                                                             % OF TOTAL BASE     CUMULATIVE % OF
                       # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE   CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
       YEAR              ROLLING       PER SF ROLLING      FEET ROLLING     OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------

      Vacant                  2             $0.00                2%               2%                 0%                  0%
       2006                   0             $0.00                0%               2%                 0%                  0%
       2007                   0             $0.00                0%               2%                 0%                  0%
       2008                   1            $36.00                1%               3%                 1%                  1%
       2009                   0             $0.00                0%               3%                 0%                  1%
       2010                  16            $29.99               25%              28%                30%                 31%
       2011                   7            $24.77               13%              41%                13%                 44%
       2012                   1            $36.00                1%              42%                 2%                 46%
       2013                   0             $0.00                0%              42%                 0%                 46%
       2014                   0             $0.00                0%              42%                 0%                 46%
       2015                   4            $24.93               17%              59%                17%                 63%
   2016 & Beyond              6            $21.50               42%             100%                37%                100%
----------------------------------------------------------------------------------------------------------------------------------

                                      IV-40

The following table presents certain information relating to the major tenants at the three Roseville Portfolio Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL     ANNUALIZED
                                CREDIT RATING                             ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                                   (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME                MOODY'S/S&P)      NRSF     % OF NRSF   BASE RENT ($)   BASE RENT     ($ PER NRSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Circuit City                       --/--/--       32,952       16%        $594,762         11%          $18.05       12/31/2020
Champman University                --/--/--       22,676       11%        $456,000          9%          $20.11       11/30/2015
Imperial Furniture                 --/--/--       18,059        9%        $361,180          7%          $20.00       04/10/2016
Keller Williams                    --/--/--       15,981        8%        $383,544          7%          $24.00       11/14/2010
Kobra Properties                   --/--/--       13,723        7%        $345,820          7%          $25.20       02/28/2016
TOTAL/WEIGHTED AVERAGE                           103,391       49%      $2,141,306         41%          $20.71

Other Tenants                         NAP        105,063       50%      $3,064,100         59%          $29.16         Various
Vacant Space                          NAP         3,539         2%           $0.00          0%           $0.00           NAP
TOTAL/WEIGHTED AVERAGE                           211,993      100%      $5,205,406        100%          $24.97
----------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. At closing, the Roseville Portfolio Borrower was required to make an initial deposit of (i) $152,525 into a tax reserve account,
(ii) $5,838 into an insurance reserve account, and (iii) $2,000,000 into a lease-up reserve account. With respect to the lease-up reserve, the lender will release the first $1,000,000 upon the following conditions being met: (i) no event of default has occurred and is continuing, and (ii) the applicable tenants have accepted their premises at the Stoneview Office property, opened for business to the public, and commenced payment of full rental in accordance with their respective leases. The lender will release the second $1,000,000 in the leasing reserve upon the following conditions being met: (i) no event of default has occurred and is continuing, and (ii) Crush Restaurant has accepted its premises at the Stoneview Office property. In addition, the Roseville Portfolio
Borrower is required to make monthly escrow deposits (i) in the amount of 1/12 of annual real estate taxes and insurance premiums (the amounts shown are the current monthly collections), and (ii) $3,110 for payment of capital expenditures. In the event of a default that has occurred and is continuing, the
Roseville Portfolio Borrower must deposit $17,666 each month into a rollover funds reserve.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Roseville Portfolio Loan. The lockbox will be in place until the Roseville
Portfolio Loan has been paid in full.

      PROPERTY MANAGEMENT. The Roseville Portfolio Properties are managed by
Kobra Properties, which is an affiliate of the Roseville Portfolio Loan's sponsor. The management agreement is subordinate to the Roseville Portfolio
Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the Roseville Portfolio Borrower, Kobra EFS, LLC, has obtained mezzanine financing in the amount of $4,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Roseville Portfolio Borrower may partially defease the loan and obtain the release of any of the Stoneview Office property, Fairway
Commons II property or Eureka Ridge property, provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 125% of the allocated loan amount with respect to the released property, (ii) the DSCR with respect to the remaining property shall not be less than the greater of (a)
the DSCR as of the date immediately preceding the partial defeasance, or (b)
1.20x, (iii) the LTV with respect to the remaining property shall be equal to or less than the lesser of (a) the loan-to-value ratio prior to the partial defeasance or (b) 80%, and (iv) delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      Certain additional information regarding the Roseville Portfolio Loan and the Roseville Portfolio Properties is set forth on Appendix II hereto.

                                      IV-41

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-42

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 29-30 - ALLSTATE CHARLOTTE & ROANOKE
--------------------------------------------------------------------------------

                                      IV-43

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 29-30 - ALLSTATE CHARLOTTE & ROANOKE
--------------------------------------------------------------------------------

                                      IV-44

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 29-30 - ALLSTATE CHARLOTTE & ROANOKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):               $41,725,000
CUT-OFF DATE BALANCE(1):           $41,725,000
LOAN PURPOSE:                      Acquisition
SHADOW RATING (MOODY'S/S&P):       NAP
FIRST PAYMENT DATE:                February 1, 2006
INTEREST RATE:                     5.680%
AMORTIZATION:                      Interest only through January 1, 2009.
                                   Principal and interest payments of
                                   $241,643.51 beginning February 1, 2009
                                   through maturity.

ARD:                               NAP
HYPERAMORTIZATION:                 NAP
MATURITY DATE:                     January 1, 2016
EXPECTED MATURITY BALANCE(1):      $37,517,040
SPONSOR:                           CapLease Credit, LLC
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Locked out until the earlier of December 22,
                                   2008 or 2 years after the REMIC "start-up"
                                   day, with U.S. Treasury defeasance
                                   thereafter. Prepayable without a penalty from
                                   and after October 1, 2015.

LOAN PER SF(1):                    $116.72

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  RE Tax:           Springing
                                   Insurance:        Springing
                                   Cap Ex:           Springing
                                   TI/LC:            Springing
                                   Other:            Springing

LOCKBOX:                           Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Portfolio of 2 assets
PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Suburban
LOCATION:                          Charlotte, NC & Roanoke, VA
YEAR BUILT/RENOVATED:              Various/Various
PERCENT LEASED(2):                 100.0%
SQUARE FOOTAGE:                    357,489
THE COLLATERAL:                    2 office buildings
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Allstate Insurance Company

MOST RECENT NET OP. INCOME:        NAP
2ND MOST RECENT NET OP. INCOME:    NAP
3RD MOST RECENT NET OP. INCOME:    NAP
U/W NET OP. INCOME:                $4,275,492
U/W NET CASH FLOW:                 $3,847,924
U/W OCCUPANCY:                     97.0%
APPRAISED VALUE:                   $56,700,000
CUT-OFF DATE LTV(1):               73.6%
MATURITY DATE LTV(1):              66.2%
DSCR(1):                           1.60x
POST IO DSCR(1):                   1.33x
--------------------------------------------------------------------------------

(1)   The subject $41,725,000 loan represents the senior financing interest in an A/B note loan structure which totals $51,124,948. All LTV, DSCR and
      Loan per SF numbers in this table are based on the $41,725,000 senior financing, unless otherwise specified. The LTV of the aggregate mortgage loan and the B Note is 90.2% and the underwritten DSCR based on the aggregate debt of the mortgage loan and the B Note is 1.10x, which excludes the underwritten vacancy and TI/LC.

(2)   Percent Leased date as of December 24, 2005

THE ALLSTATE CHARLOTTE & ROANOKE LOAN

      THE LOAN. The eighth largest loan (the "Allstate Charlotte & Roanoke
Loan") as evidenced by the Promissory Note (the "Allstate Charlotte & Roanoke
Note") is secured by first priority fee Deeds of Trust, Security Agreements and
Fixture Filings (the "Allstate Charlotte & Roanoke Mortgages") encumbering two suburban office buildings containing an aggregate of approximately 357,489 square feet known as Allstate Charlotte & Roanoke, located in Charlotte, North
Carolina and Roanoke, Virginia, respectively (the "Allstate Charlotte & Roanoke
Properties"). The Allstate Charlotte & Roanoke Loan was originated on December
21, 2005 by or on behalf of LaSalle Bank National Association.

      THE BORROWER. The borrowers are CLF McCullough Drive Charlotte LLC and CLF
Electric Road Roanoke LLC, each a Delaware limited liability company
(collectively, the "Allstate Charlotte & Roanoke Borrower") that own no material asset other than the Allstate

                                      IV-45

Charlotte & Roanoke Properties and related interests. The sponsor of the
Allstate Charlotte & Roanoke Loan is CapLease Credit, LLC. CapLease LP owns 100%
of the beneficial interest of the borrowers and of CapLease Credit LLC, a
Delaware limited liability company. Capital Lease Funding, Inc. (NYSE: LSE)
conducts substantially all of its business through its operating partnership
Caplease, LP. Capital Lease Funding, Inc. reported total assets of approximately
$1.1 billion and total stockholder's equity of approximately $241 million as of
September 30, 2005.

      THE PROPERTY. The Allstate Charlotte & Roanoke Properties are located in
Charlotte, North Carolina and Roanoke, Virginia, respectively. The Allstate
Charlotte Property is situated on approximately 32.65 acres and located at 401
McCullough Drive, Charlotte, Mecklenburg County, North Carolina. The Allstate
Charlotte Property was originally constructed in 1973 and underwent a major renovation in the 1990s. The Allstate Charlotte Property is improved with a three story single tenant office building which contains approximately 191,681 square feet. The Allstate Roanoke Property is situated on approximately 20.73 acres and located at 1819 Electric Road, Roanoke, Roanoke County, Virginia. The
Allstate Roanoke Property was originally constructed in 1969/1970, was improved with an addition in 1982 and has been further renovated multiple times over the years. The Allstate Roanoke Property is improved with a three story single tenant office building which contains approximately 165,808 square feet. The
Allstate Charlotte & Roanoke Properties were developed for and on behalf of the
Allstate Insurance Company. The Allstate Corporation (NYSE: ALL) is the holding company for the Allstate Insurance Company and is a Fortune 500 Company that was founded in 1931 and became a publicly traded company in 1993. The acquisition of the Allstate Charlotte & Roanoke Properties by the Allstate Charlotte & Roanoke
Borrower occurred pursuant to a "sale-leaseback" transaction. Allstate Insurance
Company has three extension options of five years at the Allstate Charlotte &
Roanoke Properties.

----------------------------------------------------------------------------------------------------------------------------------
                                                ALLOCATED                       OWNERSHIP    YEAR BUILT/     PERCENT      SQUARE
       PROPERTY             LOCATION           LOAN AMOUNT     PROPERTY TYPE    INTEREST     RENOVATED       LEASED      FOOTAGE
----------------------------------------------------------------------------------------------------------------------------------

Allstate - Charlotte       Charlotte, NC      $20,163,404         Office          Fee         1973/1990      100.0%       191,681
Allstate - Roanoke         Roanoke, VA        $21,561,596         Office          Fee         1970/1982      100.0%       165,808
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                                                                                             % OF TOTAL BASE     CUMULATIVE % OF
                       # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE   CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
         YEAR             ROLLING     PER SF ROLLING       FEET ROLLING     OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------

        Vacant                0            $0.00                 0%                0%                 0%                 0%
         2006                 0            $0.00                 0%                0%                 0%                 0%
         2007                 0            $0.00                 0%                0%                 0%                 0%
         2008                 0            $0.00                 0%                0%                 0%                 0%
         2009                 0            $0.00                 0%                0%                 0%                 0%
         2010                 0            $0.00                 0%                0%                 0%                 0%
         2011                 0            $0.00                 0%                0%                 0%                 0%
         2012                 0            $0.00                 0%                0%                 0%                 0%
         2013                 0            $0.00                 0%                0%                 0%                 0%
         2014                 0            $0.00                 0%                0%                 0%                 0%
         2015                 2           $12.09               100%              100%               100%               100%
     2016 & Beyond            0            $0.00                 0%              100%                 0%               100%
----------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the tenant at the
Allstate Charlotte & Roanoke Properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL     ANNUALIZED
                                CREDIT RATING                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                   (FITCH/        TENANT      % OF      UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME              MOODY'S/S&P)(1)     NRSF       NRSF      BASE RENT ($)   BASE RENT     ($ PER NRSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Allstate Insurance Company      AA+/Aa2/AA       357,489       100%     $4,323,020         100%         $12.09        12/31/2015
TOTAL/WEIGHTED AVERAGE                           357,489       100%     $4,323,020         100%         $12.09

Other Tenants                      NAP              0            0%             $0           0%          $0.00         Various
Vacant Space                       NAP              0            0%             $0           0%          $0.00           NAP
TOTAL/WEIGHTED AVERAGE                           357,489       100%     $4,323,020         100%         $12.09
----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                                      IV-46

      ESCROWS AND RESERVES. The Allstate Charlotte & Roanoke Borrower is
required to escrow 1/12 of estimated annual real estate taxes and insurance premiums monthly, if, (i) the Allstate Charlotte & Roanoke Borrower is in
default under the loan documents, (ii) either of the leases between the Allstate
Charlotte & Roanoke Borrower and Allstate Insurance Company, are not in full force and effect, (iii) Allstate Insurance Company does not pay all such real estate taxes and insurance premiums before the date such taxes shall be deemed delinquent or the insurance policy shall be cancelled, or (iv) the sole owner of the Allstate Charlotte & Roanoke Properties is not the Allstate Charlotte &
Roanoke Borrower or a transferee which lender has approved. In addition, the
Allstate Charlotte & Roanoke Borrower may be required, if the lender so elects, to escrow with the lender a capital expenditure reserve of $0.20 per square foot per year, payable monthly, if, among other conditions, (i) the Allstate
Charlotte & Roanoke Borrower is in default under the loan documents, (ii) either of the Allstate Insurance Company leases are no longer in full force and effect,
(iii) the sole owner of the Allstate Charlotte & Roanoke Properties is not the
Allstate Charlotte & Roanoke Borrower or a transferee approved by lender, or
(iv) the DSCR, under the Promissory Note, falls below 1.10x. Furthermore, the
Allstate Charlotte & Roanoke Borrower may be required, if the lender so elects, to escrow with the lender, tenant improvement and leasing commission reserves of
$1.00 per square foot per year, payable monthly, if (i) the Allstate Charlotte &
Roanoke Borrower is in default under the loan documents, (ii) the sole owner of the Allstate Charlotte & Roanoke Properties is not the Allstate Charlotte &
Roanoke Borrower or a transferee approved by the lender, or (iii) the DSCR, under the Promissory Note, falls below 1.10x. The Allstate Charlotte & Roanoke
Borrower will also be required to escrow with the lender $3,600,000 in the form of either cash or an unconditional letter of credit if either (i) after the ninth lease year, and in each calendar quarter of such ninth year, Capital Lease
Funding, Inc.'s net worth declines below $25,000,000 as determined by reviewing the Securities and Exchange Commission's 10-Q filing for Capital Lease Funding,
Inc. for the most recent quarter then available or (ii) prior to the commencement of the tenth lease year, if Allstate does not execute the lease renewal option on either one of the two Allstate Charlotte & Roanoke Properties.
If such escrow or letter of credit would be required pursuant to both clause (i)
and clause (ii), only one escrow or letter of credit will be required. Such escrow or letter of credit will be released to the Allstate Charlotte & Roanoke
Borrower if the condition that required the escrow or letter of credit to be provided is cured.

      PROPERTY MANAGEMENT. The Allstate Charlotte & Roanoke Properties are
managed by the Allstate Insurance Company, the sole tenant at the Allstate
Charlotte & Roanoke Properties.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Allstate
Charlotte & Roanoke Properties also secure a subordinate B-Note, with an original principal balance of $9,399,948. Only the A-Note is included in the
MSCI 2006-HQ8 Trust. The combined aggregate original principal balance of the
A-Note and the B-Note was $51,124,948. The B-Note has a 119 month term with a 30 year amortization schedule, and an interest rate of 5.680%. The B-Note is held by Caplease, LP.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Allstate Charlotte & Roanoke
Loan and the Allstate Charlotte & Roanoke Properties is set forth on Appendix II hereto.

                                      IV-47

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-48

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 31 - INLAND SHOPS AT 5
--------------------------------------------------------------------------------

                                      IV-49

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 31 - INLAND SHOPS AT 5
--------------------------------------------------------------------------------

                                      IV-50

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 31 - INLAND SHOPS AT 5
--------------------------------------------------------------------------------

                                      IV-51

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 31 - INLAND SHOPS AT 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $40,179,000
CUT-OFF DATE BALANCE:                   $40,179,000
LOAN PURPOSE:                           Acquisition
SHADOW RATING (MOODY'S/S&P):            NAP
FIRST PAYMENT DATE:                     February 1, 2006
INTEREST RATE:                          4.640%
AMORTIZATION:                           Interest only
ARD:                                    NAP
HYPERAMORTIZATION:                      NAP
MATURITY DATE:                          January 1, 2011
EXPECTED MATURITY BALANCE:              $40,179,000
SPONSOR:                                Inland Western Retail Real Estate
                                        Trust, Inc.
INTEREST CALCULATION:                   30/360
CALL PROTECTION:                        Locked out until January 1, 2008. In
                                        connection with any voluntary
                                        prepayment, the borrower must pay a
                                        penalty equal to the greater of a yield
                                        maintenance penalty or 1% of the
                                        outstanding principal balance being
                                        prepaid. Prepayable without a penalty
                                        from and after October 1, 2010.

LOAN PER SF:                            $120.49

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:                Springing
                                        Insurance:             Springing
                                        Cap Ex:                Springing

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
PROPERTY TYPE:                          Retail
PROPERTY SUB-TYPE:                      Anchored
LOCATION:                               Plymouth, MA
YEAR BUILT/RENOVATED:                   2005/NAP
PERCENT LEASED(1):                      98.8%
SQUARE FOOTAGE:                         333,455
THE COLLATERAL:                         Retail Anchored Center
OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Inland US Management LLC

MOST RECENT NET OP. INCOME:             NAP
2ND MOST RECENT NET OP. INCOME:         NAP
3RD MOST RECENT NET OP. INCOME:         NAP
U/W NET OP. INCOME:                     $4,170,223
U/W NET CASH FLOW:                      $3,982,463
U/W OCCUPANCY:                          95.0%
APPRAISED VALUE:                        $68,900,000
CUT-OFF DATE LTV:                       58.3%
MATURITY DATE LTV:                      58.3%
DSCR:                                   2.14x
POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on an occupancy report dated December 20, 2005.

THE INLAND SHOPS AT 5 LOAN

      THE LOAN. The ninth largest loan (the "Inland Shops at 5 Loan") as evidenced by the Promissory Note (the "Inland Shops at 5 Note") is secured by a first priority Mortgage, Security Agreement and Fixture Filing (the "Inland
Shops at 5 Mortgage") encumbering an approximately 333,455 square foot retail anchored center known as Inland Shops at 5, located in Plymouth, Massachusetts
(the "Inland Shops at 5 Property"). The Inland Shops at 5 Loan was originated on
December 21, 2005 by or on behalf of LaSalle National Bank Association.

      THE BORROWER. The borrower is Inland Western Plymouth 5, L.L.C., a
Delaware limited liability company (the "Inland Shops at 5 Borrower") that owns no material asset other than the Inland Shops at 5 Property and related interests. The sponsor of the Inland Shops at 5 Loan is Inland Western Retail
Real Estate Trust, Inc. ("Inland Western"). Inland Western is part of the Inland
Real Estate Group of companies ("Inland Companies"). The current Inland Western
Portfolio consists of more than 60 properties. The Inland Companies have 35 years of experience specializing in real estate investment, property management, commercial real estate brokerage, land development, acquisition and mortgage lending. The Inland Companies own properties in 42 states, manage assets in excess of $10 billion and manage more than 85 million square feet of retail and commercial space.

                                     IV-52

      THE PROPERTY. The Inland Shops at 5 Property is located in Plymouth,
Plymouth County, Massachusetts, at 10-105 Long Pond Road. The Inland Shops at 5
Property consists of an approximately 333,455 square foot, single story retail anchor center. The Inland Shops at 5 Property is situated on approximately 62.68 acres and is anchored by BJ's Wholesale Club, Inc. (NYSE: BJ) and Kohl's
Department Store. BJ's Wholesale Club, Inc. operates in the eastern United
States from Maine to Florida, as well as in the State of Ohio. The company's clubs are located in both freestanding locations and shopping centers. BJ's
Wholesale Club, Inc. has six extension options of five years of its lease.
Kohl's Department Store is not part of the collateral. The Inland Shops at 5
Property is located approximately 40 miles southeast of Boston and five miles north of the Cape Cod Canal. The Inland Shops at 5 Property is located in the
Eastern Massachusetts/Greater Boston retail real estate marketplace in the South
Shore submarket.

-------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE    CUMULATIVE %   RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR          ROLLING       PER SF ROLLING       FEET ROLLING     OF SF ROLLING       ROLLING        REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------------

   Vacant            0               $0.00                 1%              1%                 0%                 0%
    2006             0               $0.00                 0%              1%                 0%                 0%
    2007             0               $0.00                 0%              1%                 0%                 0%
    2008             0               $0.00                 0%              1%                 0%                 0%
    2009             1              $19.50                 1%              2%                 2%                 2%
    2010             2              $19.17                 2%              5%                 3%                 5%
    2011             0               $0.00                 0%              5%                 0%                 5%
    2012             2              $21.14                 3%              8%                 5%                10%
    2013             0               $0.00                 0%              8%                 0%                10%
    2014                            $12.80                22%             30%                21%                31%
    2015            10              $15.29                32%             62%                37%                68%
2016 & Beyond        2              $11.44                38%            100%                32%               100%
-------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Inland Shops at 5 Property:

----------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL     ANNUALIZED
                             CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                (FITCH/       TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME          MOODY'S/S&P)(1)    NRSF     % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

BJ's Wholesale Club, Inc.      --/--/--       119,598      36%        $1,289,266         29%          $10.78      10/31/2025
T.J. Maxx                       --/A3/A        48,284      15%          $576,000         13%          $11.93      10/31/2014
The Sports Authority           --/--/--        38,407      12%          $480,087         11%          $12.50      01/31/2015
Petsmart                       --/Ba2/BB       23,895       7%          $340,504          8%          $14.25      01/31/2015
Off Broadway Shoes             --/--/--        20,500       6%          $276,750          6%          $13.50      12/31/2014
TOTAL/WEIGHTED AVERAGE                        250,684      75%        $2,962,608         66%          $11.82

Other Tenants                     NAP          78,764      24%        $1,510,998         34%          $19.18        Various
Vacant Space                      NAP           4,007       1%                $0          0%          $ 0.00         NAP
TOTAL/WEIGHTED AVERAGE                        333,455     100%        $4,473,606        100%          $13.58
----------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The Inland Shops at 5 Borrower is required to escrow with lender 1/12 of the estimated annual real estate taxes and insurance premiums monthly, if, (i) an event of default exists, (ii) the real estate taxes for The Inland Shops at 5 Property have not been paid in accordance with the loan documents or (iii) the Inland Shops at 5 Property is not insured in accordance with the loan documents. In addition, the Inland Shops at 5 Borrower is required to escrow capital expenditure reserves with lender of $0.15 per square foot per year, payable monthly, if an event of default has occurred or the Inland Shops at 5 Borrower fails to make all necessary capital expenditures to the satisfaction of lender.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Inland Shops at 5 Property is managed by Inland
US Management LLC which is an affiliate of the Inland Shops at 5 Borrower and the Inland Shops at 5 Loan's sponsor. The management agreement is subordinate to the Inland Shops at 5 Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

                                     IV-53

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Inland Shops at 5 Loan and the Inland Shops at 5 Property is set forth on Appendix II hereto.

                                     IV-54

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 32 - FIRST INSURANCE CENTER
--------------------------------------------------------------------------------

                                     IV-55

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 32 - FIRST INSURANCE CENTER
--------------------------------------------------------------------------------

                                     IV-56

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 32 - FIRST INSURANCE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $38,000,000
CUT-OFF DATE BALANCE:                   $38,000,000
LOAN PURPOSE:                           Acquisition
SHADOW RATING (MOODY'S/S&P):            NAP
FIRST PAYMENT DATE:                     February 1, 2006
INTEREST RATE:                          5.735%
AMORTIZATION:                           Interest only
ARD:                                    NAP
HYPERAMORTIZATION:                      NAP
MATURITY DATE:                          January 1, 2016
EXPECTED MATURITY BALANCE:              $38,000,000
SPONSOR:                                Jay H. Shidler
INTEREST CALCULATION:                   Actual/360
CALL PROTECTION:                        Locked out until the earlier of
                                        December 21, 2008 or 2 years after
                                        the REMIC "start-up" day, with U.S.
                                        Treasury defeasance thereafter.
                                        Prepayable without a penalty from
                                        and after October 2, 2015.

LOAN PER SF:                            $180.71

UP-FRONT RESERVES:                      RE Tax:                $128,823
                                        Insurance:             $105,455
                                        Deferred Maintenance:  $1,722,918
                                        Environmental:         $14,500

ONGOING RESERVES:                       RE Tax:                $21,470/month
                                        Insurance:             $10,546/month
                                        Cap Ex:                $3,505/month
                                        TI/LC:                 $6,964/month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset
PROPERTY TYPE:                          Office
PROPERTY SUB-TYPE:                      Suburban
LOCATION:                               Honolulu, HI
YEAR BUILT/RENOVATED:                   1964, 1983/NAP
PERCENT LEASED(1):                      97.1%
SQUARE FOOTAGE:                         210,286
THE COLLATERAL:                         5-story office building and
                                        an attached 11-story
                                        combination parking structure
                                        and office building

OWNERSHIP INTEREST:                     Leasehold
PROPERTY MANAGEMENT:                    Shidler Hawaii Investment Partners, LLC

MOST RECENT NET OP. INCOME:             $3,775,569
2ND MOST RECENT NET OP.INCOME:          $3,523,025
3RD MOST RECENT NET OP. INCOME:         $3,425,569
U/W NET OP. INCOME:                     $3,251,886
U/W NET CASH FLOW:                      $3,126,265
U/W OCCUPANCY:                          95.6%
APPRAISED VALUE:                        $49,500,000
CUT-OFF DATE LTV:                       76.8%
MATURITY DATE LTV:                      76.8%
DSCR:                                   1.41x
POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 2006.

THE FIRST INSURANCE CENTER LOAN

      THE LOAN. The tenth largest loan (the "First Insurance Center Loan") as evidenced by the Promissory Note (the "First Insurance Center Note") is secured by a first priority leasehold Mortgage, Assignment of Leases and Rents, Security
Agreement, Financing Statement, and Fixture Filing (the "First Insurance Center
Mortgage") encumbering the approximately 210,286 square foot suburban office building known as First Insurance Center, located in Honolulu, Hawaii (the
"First Insurance Center Property"). The First Insurance Center Loan was
originated on December 20, 2005 by or on behalf of LaSalle Bank National
Association.

      THE BORROWER. The borrower is Pacific Office Properties Trust (Ward
Avenue) LLC, a Delaware limited liability company (the "First Insurance Center
Borrower") that owns no material asset other than the First Insurance Center
Property and related interests. The sponsor of the First Insurance Center Loan is Jay H. Shidler. Mr. Shidler is the founder and managing partner of The
Shidler Group. Since its

                                     IV-57

formation in 1972, The Shidler Group, through private and public affiliates, has acquired, owned and managed over 1,400 properties containing over 120 million square feet.

      THE PROPERTY. The First Insurance Center Property is located in Honolulu,
Honolulu County, Hawaii, at 1100 Ward Avenue between downtown Honolulu and the
Waikiki resort area, on the island of Oahu and is comprised of approximately
1.37 acres. The First Insurance Center Property is improved with a 5-story office building and an attached 11-story combination parking structure and office building offering approximately 210,286 square feet of class "A" suburban office space. The 11-story combination parking structure and office building is divided between the lower 6 levels, which are for parking, and the remaining upper 5 levels, which are for office space. The 5-story office building was constructed in 1964 and renovated in 1983 and the 11-story combination parking structure and office building was constructed in 1983. The largest tenant at the
First Insurance Center Property is the First Insurance Company of Hawaii, Ltd.
("FICOH"). FICOH is jointly owned by CNA Financial Corporation (NYSE: CNA) and
Tokio Marine and Nichido Fire Insurance Company, Ltd. FICOH was established in
1911 and offers a range of commercial and personal insurance products throughout the Hawaiian Islands. The FICOH lease has three extension options of ten years each.

-------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE   CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR          ROLLING      PER SF ROLLING       FEET ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------------

    Vacant            0            $ 0.00                 3%                3%               0%                 0%
     2006             3            $18.31                 2%                5%               3%                 3%
     2007             1            $14.62                 0%                6%               0%                 3%
     2008            12            $13.24                31%               37%              26%                29%
     2009             4            $15.65                 3%               40%               3%                32%
     2010             8            $16.77                10%               50%              10%                42%
     2011             0            $ 0.00                 0%               50%               0%                42%
     2012             0            $ 0.00                 0%               50%               0%                42%
     2013             0            $ 0.00                 0%               50%               0%                42%
     2014             0            $ 0.00                 0%               50%               0%                42%
     2015             0            $ 0.00                 0%               50%               0%                42%
2016 & Beyond         2            $18.58                50%              100%              58%               100%
-------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the First Insurance Center Property:

----------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL     ANNUALIZED
                             CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                (FITCH/       TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME          MOODY'S/S&P)(1)    NRSF     % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

First Insurance Company
 of Hawaii, Ltd.            BBB-/Baa3/BBB-(2) 104,794      50%       $2,233,645         61%           $21.31      02/28/2018
Straub Clinic & Hospital    --/--/--           57,263      27%       $  744,312         20%           $13.00      01/31/2008
TOTAL/WEIGHTED AVERAGE                        162,057      77%       $2,977,957         81%           $18.38

Other Tenants                  NAP             42,137      20%       $  687,732         19%           $16.32       Various
Vacant Space                   NAP              6,092       3%       $        0          0%           $ 0.00         NAP
TOTAL/WEIGHTED AVERAGE                        210,286     100%       $3,665,689         100%          $17.95
----------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Ratings for CNA Financial Corporation.

      ESCROWS AND RESERVES. At closing, the First Insurance Center Borrower deposited reserves with the lender of $128,823 for real estate taxes; $105,455 for insurance; $1,722,918 for deferred maintenance; and $14,500 for environmental. The deferred maintenance reserve was established in order to effect certain repairs, including replacing the chillers for the HVAC, which repairs are required to be completed within 1 year from loan origination. On an ongoing basis, the First Insurance Center Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. In addition, capital expenditure reserves and tenant improvement and leasing commissions are required to be escrowed monthly ($3,505 and $6,964, respectively). The First Insurance
Center Borrower's monthly tenant improvement and leasing commissions reserve will be suspended during the term that the tenant improvement and leasing commissions reserve account is equal to or greater than $200,000.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the First Insurance Center Loan.

                                     IV-58

      PROPERTY MANAGEMENT. The First Insurance Center Property is managed by
Shidler Hawaii Investment Partners, LLC ("SHIP") which is an affiliate of the
First Insurance Center Borrower and the First Insurance Center Loan's sponsor.
SHIP currently provides full service asset management including accounting, construction management, property management and leasing services for office, industrial, and retail properties on the islands of Oahu and Hawaii. The management agreement is subordinate to the First Insurance Center Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the First Insurance Center Loan and the First Insurance Center Property is set forth on Appendix II hereto.

                                     IV-59

                                   SCHEDULE A

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

DISTRIBUTION DATE       BALANCE
-----------------   ---------------
    04/12/2006      $149,000,000.00
    05/12/2006       149,000,000.00
    06/12/2006       149,000,000.00
    07/12/2006       149,000,000.00
    08/12/2006       149,000,000.00
    09/12/2006       149,000,000.00
    10/12/2006       149,000,000.00
    11/12/2006       149,000,000.00
    12/12/2006       149,000,000.00
    01/12/2007       149,000,000.00
    02/12/2007       149,000,000.00
    03/12/2007       149,000,000.00
    04/12/2007       149,000,000.00
    05/12/2007       149,000,000.00
    06/12/2007       149,000,000.00
    07/12/2007       149,000,000.00
    08/12/2007       149,000,000.00
    09/12/2007       149,000,000.00
    10/12/2007       149,000,000.00
    11/12/2007       149,000,000.00
    12/12/2007       149,000,000.00
    01/12/2008       149,000,000.00
    02/12/2008       149,000,000.00
    03/12/2008       149,000,000.00
    04/12/2008       149,000,000.00
    05/12/2008       149,000,000.00
    06/12/2008       149,000,000.00
    07/12/2008       149,000,000.00
    08/12/2008       149,000,000.00
    09/12/2008       149,000,000.00
    10/12/2008       149,000,000.00
    11/12/2008       149,000,000.00
    12/12/2008       149,000,000.00
    01/12/2009       149,000,000.00
    02/12/2009       149,000,000.00
    03/12/2009       149,000,000.00
    04/12/2009       149,000,000.00
    05/12/2009       149,000,000.00
    06/12/2009       149,000,000.00
    07/12/2009       149,000,000.00
    08/12/2009       149,000,000.00
    09/12/2009       149,000,000.00
    10/12/2009       149,000,000.00
    11/12/2009       149,000,000.00
    12/12/2009       149,000,000.00
    01/12/2010       149,000,000.00
    02/12/2010       149,000,000.00
    03/12/2010       149,000,000.00
    04/12/2010       149,000,000.00
    05/12/2010      $149,000,000.00
    06/12/2010       149,000,000.00
    07/12/2010       149,000,000.00
    08/12/2010       149,000,000.00
    09/12/2010       149,000,000.00
    10/12/2010       149,000,000.00
    11/12/2010       149,000,000.00
    12/12/2010       149,000,000.00
    01/12/2011       149,000,000.00
    02/12/2011       148,937,757.99
    03/12/2011       145,346,000.00
    04/12/2011       142,542,000.00
    05/12/2011       139,457,000.00
    06/12/2011       136,625,000.00
    07/12/2011       133,512,000.00
    08/12/2011       130,650,000.00
    09/12/2011       127,774,000.00
    10/12/2011       124,618,000.00
    11/12/2011       121,712,000.00
    12/12/2011       118,527,000.00
    01/12/2012       115,600,000.00
    02/12/2012       112,653,000.00
    03/12/2012       109,166,000.00
    04/12/2012       106,187,000.00
    05/12/2012       102,932,000.00
    06/12/2012       100,000,000.00
    07/12/2012        96,714,000.00
    08/12/2012        93,673,000.00
    09/12/2012        90,617,000.00
    10/12/2012        87,287,000.00
    11/12/2012        84,952,000.00
    12/12/2012        82,348,000.00
    01/12/2013        80,000,000.00
    02/12/2013        77,700,000.00
    03/12/2013        74,597,000.00
    04/12/2013        72,238,000.00
    05/12/2013        69,615,000.00
    06/12/2013        67,231,000.00
    07/12/2013        64,586,000.00
    08/12/2013        62,178,000.00
    09/12/2013        59,759,000.00
    10/12/2013        57,078,000.00
    11/12/2013        54,634,000.00
    12/12/2013        51,930,000.00
    01/12/2014        49,461,000.00
    02/12/2014        46,981,000.00
    03/12/2014        43,745,000.00
    04/12/2014        41,238,000.00
    05/12/2014        38,471,000.00

                                       A-1

DISTRIBUTION DATE       BALANCE
-----------------   ---------------
    06/12/2014      $ 35,938,000.00
    07/12/2014        33,146,000.00
    08/12/2014        30,588,000.00
    09/12/2014        28,017,000.00
    10/12/2014        25,188,000.00
    11/12/2014        22,530,000.00
    12/12/2014        19,691,000.00
    01/12/2015        17,082,000.00
    02/12/2015        14,460,000.00
    03/12/2015        11,102,000.00
    04/12/2015         8,452,000.00
    05/12/2015         5,548,000.00
    06/12/2015         2,871,000.00
    07/12/2015                 0.00

                                       A-2

                                   SCHEDULE B

                   Ritz-Carlton Planned Amortization Schedule

                      The Ritz-Carlton Pari Passu Loan and
                The Ritz-Carlton Companion Loan in the Aggregate

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON       ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
10/31/2005   $310,000,000.00   $  681,386.32   $             0   $309,318,613.68
11/30/2005   $309,318,613.68   $  748,756.18   $             0   $308,569,857.50
12/30/2005   $308,569,857.50   $  689,237.20   $             0   $307,880,620.30
 1/31/2006   $307,880,620.30   $  693,020.83   $             0   $307,187,599.48
 2/28/2006   $307,187,599.48   $  886,581.13   $             0   $306,301,018.34
 3/31/2006   $306,301,018.34   $  701,692.18   $             0   $305,599,326.16
 4/28/2006   $305,599,326.16   $  768,514.90   $             0   $304,830,811.26
 5/31/2006   $304,830,811.26   $  709,763.01   $             0   $304,121,048.26
 6/30/2006   $304,121,048.26   $  776,368.25   $             0   $303,344,680.01
 7/31/2006   $303,344,680.01   $  717,921.25   $             0   $302,626,758.76
 8/31/2006   $302,626,758.76   $  721,862.34   $             0   $301,904,896.42
 9/29/2006   $301,904,896.42   $  788,141.55   $             0   $301,116,754.87
10/31/2006   $301,116,754.87   $  730,151.63   $             0   $300,386,603.24
11/30/2006   $300,386,603.24   $  796,207.49   $             0   $299,590,395.75
12/29/2006   $299,590,395.75   $  738,530.71   $             0   $298,851,865.05
 1/31/2007   $298,851,865.05   $  742,584.93   $             0   $298,109,280.12
 2/28/2007   $298,109,280.12   $  931,594.47   $             0   $297,177,685.65
 3/30/2007   $297,177,685.65   $  751,775.48   $             0   $296,425,910.17
 4/30/2007   $296,425,910.17   $  817,248.67   $             0   $295,608,661.50
 5/31/2007   $295,608,661.50   $  760,388.77   $             0   $294,848,272.74
 6/29/2007   $294,848,272.74   $  825,629.87   $             0   $294,022,642.87
 7/31/2007   $294,022,642.87   $  769,095.35   $             0   $293,253,547.52
 8/31/2007   $293,253,547.52   $  773,317.36   $             0   $292,480,230.16
 9/28/2007   $292,480,230.16   $  838,210.09   $             0   $291,642,020.07
10/31/2007   $291,642,020.07   $  782,163.98   $             0   $290,859,856.09
11/30/2007   $290,859,856.09   $  846,818.33   $             0   $290,013,037.76
12/31/2007   $290,013,037.76   $  791,106.41   $             0   $289,221,931.35
 1/31/2008   $289,221,931.35   $  795,449.25   $             0   $288,426,482.10
 2/29/2008   $288,426,482.10   $  919,675.32   $             0   $287,506,806.78
 3/31/2008   $287,506,806.78   $  804,864.57   $             0   $286,701,942.20
 4/30/2008   $286,701,942.20   $  868,907.25   $             0   $285,833,034.96
 5/30/2008   $285,833,034.96   $  814,052.88   $             0   $285,018,982.07
 6/30/2008   $285,018,982.07   $  877,847.97   $             0   $284,141,134.10
 7/31/2008   $284,141,134.10   $  823,340.71   $             0   $283,317,793.39
 8/29/2008   $283,317,793.39   $  827,860.51   $             0   $282,489,932.87
 9/30/2008   $282,489,932.87   $  891,283.55   $             0   $281,598,649.33
10/31/2008   $281,598,649.33   $  837,297.90   $             0   $280,761,351.43
11/28/2008   $280,761,351.43   $  900,466.64   $             0   $279,860,884.79

                                       B-1

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON       ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
12/31/2008   $279,860,884.79   $  846,837.50   $             0   $279,014,047.30
 1/30/2009   $279,014,047.30   $  851,486.28   $             0   $278,162,561.01
 2/27/2009   $278,162,561.01   $1,030,496.95   $             0   $277,132,064.06
 3/31/2009   $277,132,064.06   $  861,817.59   $             0   $276,270,246.47
 4/30/2009   $276,270,246.47   $  924,325.63   $             0   $275,345,920.84
 5/29/2009   $275,345,920.84   $  871,622.77   $             0   $274,474,298.07
 6/30/2009   $274,474,298.07   $  933,866.61   $             0   $273,540,431.46
 7/31/2009   $273,540,431.46   $  881,534.16   $             0   $272,658,897.31
 8/31/2009   $272,658,897.31   $  886,373.41   $             0   $271,772,523.90
 9/30/2009   $271,772,523.90   $  948,219.78   $             0   $270,824,304.12
10/30/2009   $270,824,304.12   $  896,444.56   $             0   $269,927,859.55
11/30/2009   $269,927,859.55   $  958,019.56   $             0   $268,969,839.99
12/31/2009   $268,969,839.99   $  906,624.80   $             0   $268,063,215.19
 1/29/2010   $268,063,215.19   $  911,601.79   $             0   $267,151,613.40
 2/26/2010   $267,151,613.40   $1,085,092.90   $             0   $266,066,520.51
 3/31/2010   $266,066,520.51   $  922,562.81   $             0   $265,143,957.69
 4/30/2010   $265,143,957.69   $  983,434.04   $             0   $264,160,523.65
 5/31/2010   $264,160,523.65   $  933,025.94   $             0   $263,227,497.71
 6/30/2010   $263,227,497.71   $  993,615.23   $             0   $262,233,882.48
 7/30/2010   $262,233,882.48   $  943,602.40   $             0   $261,290,280.08
 8/31/2010   $261,290,280.08   $  948,782.38   $             0   $260,341,497.70
 9/30/2010   $260,341,497.70   $1,008,947.11   $             0   $259,332,550.59
10/29/2010   $259,332,550.59   $  959,529.50   $             0   $258,373,021.09
11/30/2010   $258,373,021.09   $1,019,404.64   $             0   $257,353,616.45
12/31/2010   $257,353,616.45   $  970,393.02   $             0   $256,383,223.42
 1/31/2011   $256,383,223.42   $  975,720.08   $             0   $255,407,503.34
 2/28/2011   $255,407,503.34   $1,143,324.11   $             0   $254,264,179.23
 3/31/2011   $254,264,179.23   $  987,352.75   $             0   $253,276,826.49
 4/29/2011   $253,276,826.49   $1,046,478.17   $             0   $252,230,348.31
 5/31/2011   $252,230,348.31   $  998,517.63   $             0   $251,231,830.68
 6/30/2011   $251,231,830.68   $1,057,342.21   $             0   $250,174,488.46
 7/29/2011   $250,174,488.46   $1,009,803.45   $             0   $249,164,685.02
 8/31/2011   $249,164,685.02   $1,015,346.85   $             0   $248,149,338.17
 9/30/2011   $248,149,338.17   $1,073,717.96   $             0   $247,075,620.21
10/31/2011   $247,075,620.21   $1,026,814.94   $             0   $246,048,805.27
11/30/2011   $246,048,805.27   $1,084,877.04   $             0   $244,963,928.24
12/30/2011   $244,963,928.24   $1,038,407.25   $             0   $243,925,520.98
 1/31/2012   $243,925,520.98   $1,044,107.67   $             0   $242,881,413.31
 2/29/2012   $242,881,413.31   $1,153,568.22   $             0   $241,727,845.09
 3/30/2012   $241,727,845.09   $1,056,172.00   $             0   $240,671,673.09
 4/30/2012   $240,671,673.09   $1,113,443.05   $             0   $239,558,230.04
 5/31/2012   $239,558,230.04   $1,068,082.28   $             0   $238,490,147.75
 6/29/2012   $238,490,147.75   $1,125,032.41   $             0   $237,365,115.35
 7/31/2012   $237,365,115.35   $1,080,121.57   $             0   $236,284,993.78

                                       B-2

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
 8/31/2012   $236,284,993.78   $1,086,050.98   $             0   $235,198,942.80
 9/28/2012   $235,198,942.80   $1,142,516.93   $             0   $234,056,425.86
10/31/2012   $234,056,425.86   $  233,650.58   $             0   $233,822,775.29
11/30/2012   $233,822,775.29   $  285,193.50   $             0   $233,537,581.79
12/31/2012   $233,537,581.79   $  236,498.81   $             0   $233,301,082.97
 1/31/2013   $233,301,082.97   $  237,797.09   $             0   $233,063,285.88
 2/28/2013   $233,063,285.88   $  389,479.87   $             0   $232,673,806.01
 3/29/2013   $232,673,806.01   $  241,240.58   $             0   $232,432,565.43
 4/30/2013   $232,432,565.43   $  292,578.99   $             0   $232,139,986.43
 5/31/2013   $232,139,986.43   $  244,171.03   $             0   $231,895,815.41
 6/28/2013   $231,895,815.41   $  295,430.48   $             0   $231,600,384.93
 7/31/2013   $231,600,384.93   $  247,133.22   $             0   $231,353,251.71
 8/30/2013   $231,353,251.71   $  248,489.88   $             0   $231,104,761.84
 9/30/2013   $231,104,761.84   $  299,632.95   $             0   $230,805,128.89
10/31/2013   $230,805,128.89   $  251,498.84   $             0   $230,553,630.05
11/29/2013   $230,553,630.05   $  302,560.84   $             0   $230,251,069.21
12/31/2013   $230,251,069.21   $  254,540.40   $             0   $229,996,528.81
 1/31/2014   $229,996,528.81   $  255,937.72   $             0   $229,740,591.09
 2/28/2014   $229,740,591.09   $  405,954.90   $             0   $229,334,636.19
 3/31/2014   $229,334,636.19   $  259,571.23   $             0   $229,075,064.96
 4/30/2014   $229,075,064.96   $  310,415.71   $             0   $228,764,649.25
 5/30/2014   $228,764,649.25   $  262,700.22   $             0   $228,501,949.02
 6/30/2014   $228,501,949.02   $  313,460.39   $             0   $228,188,488.63
 7/31/2014   $228,188,488.63   $  265,863.11   $             0   $227,922,625.52
 8/29/2014   $227,922,625.52   $  267,322.58   $             0   $227,655,302.94
 9/30/2014   $227,655,302.94   $  317,958.20   $             0   $227,337,344.74
10/31/2014   $227,337,344.74   $  270,535.53   $             0   $227,066,809.21
11/28/2014   $227,066,809.21   $  321,084.57   $             0   $226,745,724.64
12/31/2014   $226,745,724.64   $  273,783.28   $             0   $226,471,941.36
 1/30/2015   $226,471,941.36   $  275,286.24   $             0   $226,196,655.12
 2/27/2015   $226,196,655.12   $  423,526.91   $             0   $225,773,128.21
 3/31/2015   $225,773,128.21   $  279,122.43   $             0   $225,494,005.78
 4/30/2015   $225,494,005.78   $  329,440.09   $             0   $225,164,565.69
 5/29/2015   $225,164,565.69   $  282,463.18   $             0   $224,882,102.50
 6/30/2015   $224,882,102.50   $  332,690.83   $             0   $224,549,411.68
 7/31/2015   $224,549,411.68   $  285,840.12   $             0   $224,263,571.56
 8/31/2015   $224,263,571.56   $  287,409.27   $             0   $223,976,162.29
 9/30/2015   $223,976,162.29   $  337,503.63   $223,638,658.66                --

                                       B-3

            The Ritz-Carlton Pari Passu Loan (included in the Trust)

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
10/31/2005   $270,000,000.00   $  593,465.50   $             0   $269,406,534.50
11/30/2005   $269,406,534.50   $  652,142.48   $             0   $268,754,392.02
12/30/2005   $268,754,392.02   $  600,303.37   $             0   $268,154,088.65
 1/31/2006   $268,154,088.65   $  603,598.78   $             0   $267,550,489.87
 2/28/2006   $267,550,489.87   $  772,183.57   $             0   $266,778,306.30
 3/31/2006   $266,778,306.30   $  611,151.26   $             0   $266,167,155.04
 4/28/2006   $266,167,155.04   $  669,351.68   $             0   $265,497,803.36
 5/31/2006   $265,497,803.36   $  618,180.68   $             0   $264,879,622.67
 6/30/2006   $264,879,622.67   $  676,191.70   $             0   $264,203,430.98
 7/31/2006   $264,203,430.98   $  625,286.25   $             0   $263,578,144.73
 8/31/2006   $263,578,144.73   $  628,718.81   $             0   $262,949,425.92
 9/29/2006   $262,949,425.92   $  686,445.87   $             0   $262,262,980.05
10/31/2006   $262,262,980.05   $  635,938.52   $             0   $261,627,041.53
11/30/2006   $261,627,041.53   $  693,471.04   $             0   $260,933,570.50
12/29/2006   $260,933,570.50   $  643,236.42   $             0   $260,290,334.08
 1/31/2007   $260,290,334.08   $  646,767.52   $             0   $259,643,566.55
 2/28/2007   $259,643,566.55   $  811,388.73   $             0   $258,832,177.82
 3/30/2007   $258,832,177.82   $  654,772.19   $             0   $258,177,405.63
 4/30/2007   $258,177,405.63   $  711,797.23   $             0   $257,465,608.41
 5/31/2007   $257,465,608.41   $  662,274.09   $             0   $256,803,334.32
 6/29/2007   $256,803,334.32   $  719,096.98   $             0   $256,084,237.34
 7/31/2007   $256,084,237.34   $  669,857.24   $             0   $255,414,380.10
 8/31/2007   $255,414,380.10   $  673,534.48   $             0   $254,740,845.62
 9/28/2007   $254,740,845.62   $  730,053.95   $             0   $254,010,791.67
10/31/2007   $254,010,791.67   $  681,239.59   $             0   $253,329,552.08
11/30/2007   $253,329,552.08   $  737,551.45   $             0   $252,592,000.63
12/31/2007   $252,592,000.63   $  689,028.16   $             0   $251,902,972.47
 1/31/2008   $251,902,972.47   $  692,810.64   $             0   $251,210,161.83
 2/29/2008   $251,210,161.83   $  801,007.54   $             0   $250,409,154.29
 3/31/2008   $250,409,154.29   $  701,011.08   $             0   $249,708,143.21
 4/30/2008   $249,708,143.21   $  756,790.18   $             0   $248,951,353.03
 5/30/2008   $248,951,353.03   $  709,013.80   $             0   $248,242,339.23
 6/30/2008   $248,242,339.23   $  764,577.27   $             0   $247,477,761.96
 7/31/2008   $247,477,761.96   $  717,103.20   $             0   $246,760,658.76
 8/29/2008   $246,760,658.76   $  721,039.80   $             0   $246,039,618.95
 9/30/2008   $246,039,618.95   $  776,279.22   $             0   $245,263,339.74
10/31/2008   $245,263,339.74   $  729,259.46   $             0   $244,534,080.28
11/28/2008   $244,534,080.28   $  784,277.39   $             0   $243,749,802.89
12/31/2008   $243,749,802.89   $  737,568.14   $             0   $243,012,234.74
 1/30/2009   $243,012,234.74   $  741,617.09   $             0   $242,270,617.65
 2/27/2009   $242,270,617.65   $  897,529.60   $             0   $241,373,088.05
 3/31/2009   $241,373,088.05   $  750,615.32   $             0   $240,622,472.73
 4/30/2009   $240,622,472.73   $  805,057.81   $             0   $239,817,414.93

                                       B-4

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
 5/29/2009   $239,817,414.93   $  759,155.32   $             0   $239,058,259.61
 6/30/2009   $239,058,259.61   $  813,367.69   $             0   $238,244,891.92
 7/31/2009   $238,244,891.92   $  767,787.81   $             0   $237,477,104.11
 8/31/2009   $237,477,104.11   $  772,002.65   $             0   $236,705,101.46
 9/30/2009   $236,705,101.46   $  825,868.84   $             0   $235,879,232.62
10/30/2009   $235,879,232.62   $  780,774.30   $             0   $235,098,458.32
11/30/2009   $235,098,458.32   $  834,404.13   $             0   $234,264,054.19
12/31/2009   $234,264,054.19   $  789,640.95   $             0   $233,474,413.23
 1/29/2010   $233,474,413.23   $  793,975.75   $             0   $232,680,437.48
 2/26/2010   $232,680,437.48   $  945,080.91   $             0   $231,735,356.57
 3/31/2010   $231,735,356.57   $  803,522.45   $             0   $230,931,834.12
 4/30/2010   $230,931,834.12   $  856,539.33   $             0   $230,075,294.79
 5/31/2010   $230,075,294.79   $  812,635.50   $             0   $229,262,659.30
 6/30/2010   $229,262,659.30   $  865,406.82   $             0   $228,397,252.48
 7/30/2010   $228,397,252.48   $  821,847.25   $             0   $227,575,405.23
 8/31/2010   $227,575,405.23   $  826,358.85   $             0   $226,749,046.38
 9/30/2010   $226,749,046.38   $  878,760.39   $             0   $225,870,286.00
10/29/2010   $225,870,286.00   $  835,719.24   $             0   $225,034,566.75
11/30/2010   $225,034,566.75   $  887,868.56   $             0   $224,146,698.20
12/31/2010   $224,146,698.20   $  845,181.02   $             0   $223,301,517.18
 1/31/2011   $223,301,517.18   $  849,820.71   $             0   $222,451,696.46
 2/28/2011   $222,451,696.46   $  995,798.42   $             0   $221,455,898.04
 3/31/2011   $221,455,898.04   $  859,952.39   $             0   $220,595,945.65
 4/29/2011   $220,595,945.65   $  911,448.73   $             0   $219,684,496.92
 5/31/2011   $219,684,496.92   $  869,676.65   $             0   $218,814,820.27
 6/30/2011   $218,814,820.27   $  920,910.96   $             0   $217,893,909.31
 7/29/2011   $217,893,909.31   $  879,506.23   $             0   $217,014,403.08
 8/31/2011   $217,014,403.08   $  884,334.35   $             0   $216,130,068.73
 9/30/2011   $216,130,068.73   $  935,173.70   $             0   $215,194,895.03
10/31/2011   $215,194,895.03   $  894,322.69   $             0   $214,300,572.33
11/30/2011   $214,300,572.33   $  944,892.90   $             0   $213,355,679.43
12/30/2011   $213,355,679.43   $  904,419.22   $             0   $212,451,260.21
 1/31/2012   $212,451,260.21   $  909,384.10   $             0   $211,541,876.11
 2/29/2012   $211,541,876.11   $1,004,720.71   $             0   $210,537,155.40
 3/30/2012   $210,537,155.40   $  919,891.74   $             0   $209,617,263.66
 4/30/2012   $209,617,263.66   $  969,772.98   $             0   $208,647,490.68
 5/31/2012   $208,647,490.68   $  930,265.21   $             0   $207,717,225.46
 6/29/2012   $207,717,225.46   $  979,866.93   $             0   $206,737,358.53
 7/31/2012   $206,737,358.53   $  940,751.04   $             0   $205,796,607.49
 8/31/2012   $205,796,607.49   $  945,915.37   $             0   $204,850,692.11
 9/28/2012   $204,850,692.11   $  995,095.39   $             0   $203,855,596.72
10/31/2012   $203,855,596.72   $  203,502.11   $             0   $203,652,094.61
11/30/2012   $203,652,094.61   $  248,394.34   $             0   $203,403,700.27
12/31/2012   $203,403,700.27   $  205,982.84   $             0   $203,197,717.43

                                       B-5

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
 1/31/2013   $203,197,717.43   $  207,113.60   $             0   $202,990,603.83
 2/28/2013   $202,990,603.83   $  339,224.40   $             0   $202,651,379.43
 3/29/2013   $202,651,379.43   $  210,112.77   $             0   $202,441,266.66
 4/30/2013   $202,441,266.66   $  254,826.86   $             0   $202,186,439.80
 5/31/2013   $202,186,439.80   $  212,665.09   $             0   $201,973,774.71
 6/28/2013   $201,973,774.71   $  257,310.42   $             0   $201,716,464.29
 7/31/2013   $201,716,464.29   $  215,245.06   $             0   $201,501,219.23
 8/30/2013   $201,501,219.23   $  216,426.67   $             0   $201,284,792.57
 9/30/2013   $201,284,792.57   $  260,970.63   $             0   $201,023,821.93
10/31/2013   $201,023,821.93   $  219,047.38   $             0   $200,804,774.56
11/29/2013   $200,804,774.56   $  263,520.73   $             0   $200,541,253.83
12/31/2013   $200,541,253.83   $  221,696.48   $             0   $200,319,557.35
 1/31/2014   $200,319,557.35   $  222,913.50   $             0   $200,096,643.85
 2/28/2014   $200,096,643.85   $  353,573.62   $             0   $199,743,070.23
 3/31/2014   $199,743,070.23   $  226,078.17   $             0   $199,516,992.06
 4/30/2014   $199,516,992.06   $  270,362.07   $             0   $199,246,629.99
 5/30/2014   $199,246,629.99   $  228,803.42   $             0   $199,017,826.57
 6/30/2014   $199,017,826.57   $  273,013.89   $             0   $198,744,812.68
 7/31/2014   $198,744,812.68   $  231,558.19   $             0   $198,513,254.49
 8/29/2014   $198,513,254.49   $  232,829.35   $             0   $198,280,425.14
 9/30/2014   $198,280,425.14   $  276,931.34   $             0   $198,003,493.81
10/31/2014   $198,003,493.81   $  235,627.72   $             0   $197,767,866.08
11/28/2014   $197,767,866.08   $  279,654.31   $             0   $197,488,211.78
12/31/2014   $197,488,211.78   $  238,456.40   $             0   $197,249,755.38
 1/30/2015   $197,249,755.38   $  239,765.43   $             0   $197,009,989.94
 2/27/2015   $197,009,989.94   $  368,878.28   $             0   $196,641,111.66
 3/31/2015   $196,641,111.66   $  243,106.63   $             0   $196,398,005.03
 4/30/2015   $196,398,005.03   $  286,931.69   $             0   $196,111,073.34
 5/29/2015   $196,111,073.34   $  246,016.32   $             0   $195,865,057.02
 6/30/2015   $195,865,057.02   $  289,762.98   $             0   $195,575,294.04
 7/31/2015   $195,575,294.04   $  248,957.53   $             0   $195,326,336.52
 8/31/2015   $195,326,336.52   $  250,324.20   $             0   $195,076,012.32
 9/30/2015   $195,076,012.32   $  293,954.78   $194,782,057.54                --

                                       B-6

           The Ritz-Carlton Companion Loan (not included in the Trust)

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
10/31/2005   $ 40,000,000.00   $   87,920.81   $             0   $ 39,912,079.19
11/30/2005   $ 39,912,079.19   $   96,613.70   $             0   $ 39,815,465.48
12/30/2005   $ 39,815,465.48   $   88,933.83   $             0   $ 39,726,531.65
 1/31/2006   $ 39,726,531.65   $   89,422.04   $             0   $ 39,637,109.61
 2/28/2006   $ 39,637,109.61   $  114,397.57   $             0   $ 39,522,712.04
 3/31/2006   $ 39,522,712.04   $   90,540.93   $             0   $ 39,432,171.12
 4/28/2006   $ 39,432,171.12   $   99,163.21   $             0   $ 39,333,007.90
 5/31/2006   $ 39,333,007.90   $   91,582.32   $             0   $ 39,241,425.58
 6/30/2006   $ 39,241,425.58   $  100,176.55   $             0   $ 39,141,249.03
 7/31/2006   $ 39,141,249.03   $   92,635.00   $             0   $ 39,048,614.03
 8/31/2006   $ 39,048,614.03   $   93,143.53   $             0   $ 38,955,470.51
 9/29/2006   $ 38,955,470.51   $  101,695.68   $             0   $ 38,853,774.82
10/31/2006   $ 38,853,774.82   $   94,213.11   $             0   $ 38,759,561.71
11/30/2006   $ 38,759,561.71   $  102,736.45   $             0   $ 38,656,825.26
12/29/2006   $ 38,656,825.26   $   95,294.28   $             0   $ 38,561,530.97
 1/31/2007   $ 38,561,530.97   $   95,817.41   $             0   $ 38,465,713.56
 2/28/2007   $ 38,465,713.56   $  120,205.74   $             0   $ 38,345,507.83
 3/30/2007   $ 38,345,507.83   $   97,003.29   $             0   $ 38,248,504.54
 4/30/2007   $ 38,248,504.54   $  105,451.44   $             0   $ 38,143,053.10
 5/31/2007   $ 38,143,053.10   $   98,114.68   $             0   $ 38,044,938.42
 6/29/2007   $ 38,044,938.42   $  106,532.89   $             0   $ 37,938,405.53
 7/31/2007   $ 37,938,405.53   $   99,238.11   $             0   $ 37,839,167.42
 8/31/2007   $ 37,839,167.42   $   99,782.89   $             0   $ 37,739,384.54
 9/28/2007   $ 37,739,384.54   $  108,156.14   $             0   $ 37,631,228.40
10/31/2007   $ 37,631,228.40   $  100,924.38   $             0   $ 37,530,304.01
11/30/2007   $ 37,530,304.01   $  109,266.88   $             0   $ 37,421,037.13
12/31/2007   $ 37,421,037.13   $  102,078.25   $             0   $ 37,318,958.88
 1/31/2008   $ 37,318,958.88   $  102,638.61   $             0   $ 37,216,320.27
 2/29/2008   $ 37,216,320.27   $  118,667.78   $             0   $ 37,097,652.49
 3/31/2008   $ 37,097,652.49   $  103,853.49   $             0   $ 36,993,798.99
 4/30/2008   $ 36,993,798.99   $  112,117.06   $             0   $ 36,881,681.93
 5/30/2008   $ 36,881,681.93   $  105,039.08   $             0   $ 36,776,642.85
 6/30/2008   $ 36,776,642.85   $  113,270.71   $             0   $ 36,663,372.14
 7/31/2008   $ 36,663,372.14   $  106,237.51   $             0   $ 36,557,134.63
 8/29/2008   $ 36,557,134.63   $  106,820.71   $             0   $ 36,450,313.92
 9/30/2008   $ 36,450,313.92   $  115,004.33   $             0   $ 36,335,309.59
10/31/2008   $ 36,335,309.59   $  108,038.44   $             0   $ 36,227,271.15
11/28/2008   $ 36,227,271.15   $  116,189.24   $             0   $ 36,111,081.91
12/31/2008   $ 36,111,081.91   $  109,269.35   $             0   $ 36,001,812.55
 1/30/2009   $ 36,001,812.55   $  109,869.20   $             0   $ 35,891,943.36
 2/27/2009   $ 35,891,943.36   $  132,967.35   $             0   $ 35,758,976.01
 3/31/2009   $ 35,758,976.01   $  111,202.27   $             0   $ 35,647,773.74
 4/30/2009   $ 35,647,773.74   $  119,267.82   $             0   $ 35,528,505.91

                                       B-7

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
 5/29/2009   $ 35,528,505.91   $  112,467.45   $             0   $ 35,416,038.46
 6/30/2009   $ 35,416,038.46   $  120,498.92   $             0   $ 35,295,539.54
 7/31/2009   $ 35,295,539.54   $  113,746.34   $             0   $ 35,181,793.20
 8/31/2009   $ 35,181,793.20   $  114,370.76   $             0   $ 35,067,422.44
 9/30/2009   $ 35,067,422.44   $  122,350.94   $             0   $ 34,945,071.50
10/30/2009   $ 34,945,071.50   $  115,670.27   $             0   $ 34,829,401.23
11/30/2009   $ 34,829,401.23   $  123,615.43   $             0   $ 34,705,785.81
12/31/2009   $ 34,705,785.81   $  116,983.84   $             0   $ 34,588,801.96
 1/29/2010   $ 34,588,801.96   $  117,626.04   $             0   $ 34,471,175.92
 2/26/2010   $ 34,471,175.92   $  140,011.99   $             0   $ 34,331,163.94
 3/31/2010   $ 34,331,163.94   $  119,040.36   $             0   $ 34,212,123.57
 4/30/2010   $ 34,212,123.57   $  126,894.71   $             0   $ 34,085,228.86
 5/31/2010   $ 34,085,228.86   $  120,390.44   $             0   $ 33,964,838.41
 6/30/2010   $ 33,964,838.41   $  128,208.42   $             0   $ 33,836,630.00
 7/30/2010   $ 33,836,630.00   $  121,755.15   $             0   $ 33,714,874.85
 8/31/2010   $ 33,714,874.85   $  122,423.53   $             0   $ 33,592,451.32
 9/30/2010   $ 33,592,451.32   $  130,186.72   $             0   $ 33,462,264.59
10/29/2010   $ 33,462,264.59   $  123,810.26   $             0   $ 33,338,454.33
11/30/2010   $ 33,338,454.33   $  131,536.08   $             0   $ 33,206,918.25
12/31/2010   $ 33,206,918.25   $  125,212.00   $             0   $ 33,081,706.25
 1/31/2011   $ 33,081,706.25   $  125,899.36   $             0   $ 32,955,806.88
 2/28/2011   $ 32,955,806.88   $  147,525.69   $             0   $ 32,808,281.19
 3/31/2011   $ 32,808,281.19   $  127,400.35   $             0   $ 32,680,880.84
 4/29/2011   $ 32,680,880.84   $  135,029.44   $             0   $ 32,545,851.39
 5/31/2011   $ 32,545,851.39   $  128,840.98   $             0   $ 32,417,010.41
 6/30/2011   $ 32,417,010.41   $  136,431.25   $             0   $ 32,280,579.16
 7/29/2011   $ 32,280,579.16   $  130,297.22   $             0   $ 32,150,281.94
 8/31/2011   $ 32,150,281.94   $  131,012.50   $             0   $ 32,019,269.44
 9/30/2011   $ 32,019,269.44   $  138,544.25   $             0   $ 31,880,725.19
10/31/2011   $ 31,880,725.19   $  132,492.25   $             0   $ 31,748,232.94
11/30/2011   $ 31,748,232.94   $  139,984.13   $             0   $ 31,608,248.80
12/30/2011   $ 31,608,248.80   $  133,988.03   $             0   $ 31,474,260.77
 1/31/2012   $ 31,474,260.77   $  134,723.57   $             0   $ 31,339,537.20
 2/29/2012   $ 31,339,537.20   $  148,847.51   $             0   $ 31,190,689.69
 3/30/2012   $ 31,190,689.69   $  136,280.26   $             0   $ 31,054,409.43
 4/30/2012   $ 31,054,409.43   $  143,670.07   $             0   $ 30,910,739.36
 5/31/2012   $ 30,910,739.36   $  137,817.07   $             0   $ 30,772,922.29
 6/29/2012   $ 30,772,922.29   $  145,165.47   $             0   $ 30,627,756.82
 7/31/2012   $ 30,627,756.82   $  139,370.52   $             0   $ 30,488,386.29
 8/31/2012   $ 30,488,386.29   $  140,135.61   $             0   $ 30,348,250.68
 9/28/2012   $ 30,348,250.68   $  147,421.54   $             0   $ 30,200,829.14
10/31/2012   $ 30,200,829.14   $   30,148.46   $             0   $ 30,170,680.68
11/30/2012   $ 30,170,680.68   $   36,799.16   $             0   $ 30,133,881.52
12/31/2012   $ 30,133,881.52   $   30,515.98   $             0   $ 30,103,365.54

                                       B-8

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON        ENDING BALANCE
----------   ---------------   -------------   ---------------   ---------------
 1/31/2013   $ 30,103,365.54   $   30,683.50   $             0   $ 30,072,682.05
 2/28/2013   $ 30,072,682.05   $   50,255.47   $             0   $ 30,022,426.58
 3/29/2013   $ 30,022,426.58   $   31,127.82   $             0   $ 29,991,298.76
 4/30/2013   $ 29,991,298.76   $   37,752.13   $             0   $ 29,953,546.64
 5/31/2013   $ 29,953,546.64   $   31,505.94   $             0   $ 29,922,040.70
 6/28/2013   $ 29,922,040.70   $   38,120.06   $             0   $ 29,883,920.64
 7/31/2013   $ 29,883,920.64   $   31,888.16   $             0   $ 29,852,032.48
 8/30/2013   $ 29,852,032.48   $   32,063.21   $             0   $ 29,819,969.27
 9/30/2013   $ 29,819,969.27   $   38,662.32   $             0   $ 29,781,306.95
10/31/2013   $ 29,781,306.95   $   32,451.46   $             0   $ 29,748,855.49
11/29/2013   $ 29,748,855.49   $   39,040.11   $             0   $ 29,709,815.38
12/31/2013   $ 29,709,815.38   $   32,843.92   $             0   $ 29,676,971.46
 1/31/2014   $ 29,676,971.46   $   33,024.22   $             0   $ 29,643,947.24
 2/28/2014   $ 29,643,947.24   $   52,381.28   $             0   $ 29,591,565.96
 3/31/2014   $ 29,591,565.96   $   33,493.06   $             0   $ 29,558,072.90
 4/30/2014   $ 29,558,072.90   $   40,053.64   $             0   $ 29,518,019.26
 5/30/2014   $ 29,518,019.26   $   33,896.80   $             0   $ 29,484,122.45
 6/30/2014   $ 29,484,122.45   $   40,446.50   $             0   $ 29,443,675.95
 7/31/2014   $ 29,443,675.95   $   34,304.92   $             0   $ 29,409,371.04
 8/29/2014   $ 29,409,371.04   $   34,493.24   $             0   $ 29,374,877.80
 9/30/2014   $ 29,374,877.80   $   41,026.86   $             0   $ 29,333,850.93
10/31/2014   $ 29,333,850.93   $   34,907.81   $             0   $ 29,298,943.12
11/28/2014   $ 29,298,943.12   $   41,430.27   $             0   $ 29,257,512.86
12/31/2014   $ 29,257,512.86   $   35,326.87   $             0   $ 29,222,185.98
 1/30/2015   $ 29,222,185.98   $   35,520.80   $             0   $ 29,186,665.18
 2/27/2015   $ 29,186,665.18   $   54,648.63   $             0   $ 29,132,016.54
 3/31/2015   $ 29,132,016.54   $   36,015.80   $             0   $ 29,096,000.75
 4/30/2015   $ 29,096,000.75   $   42,508.40   $             0   $ 29,053,492.35
 5/29/2015   $ 29,053,492.35   $   36,446.86   $             0   $ 29,017,045.48
 6/30/2015   $ 29,017,045.48   $   42,927.85   $             0   $ 28,974,117.64
 7/31/2015   $ 28,974,117.64   $   36,882.60   $             0   $ 28,937,235.04
 8/31/2015   $ 28,937,235.04   $   37,085.07   $             0   $ 28,900,149.97
 9/30/2015   $ 28,900,149.97   $   43,548.86   $ 28,856,601.12                --

                                       B-9

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE S-35 IN THIS PROSPECTUS AND ON PAGE S-33 OF THE
RELATED PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS

                                      -i-

                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN

TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.

                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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